As filed with the Securities and Exchange Commission on October 27, 2004

Registration No. __________

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

PRE-EFFECTIVE AMENDMENT NO.__                                     /   /

POST-EFFECTIVE AMENDMENT NO.__                                    /   /

                        OPPENHEIMER CASH RESERVES FUND
              (Exact Name of Registrant as Specified in Charter)

              6803 South Tucson Way, Centennial, Colorado 80112
                   (Address of Principal Executive Offices)

                                 303-768-3200
                       (Registrant's Telephone Number)

                             Robert G. Zack, Esq.
                  Executive Vice President & General Counsel
                            OppenheimerFunds, Inc.
         Two World Financial Center, 225 Liberty Street, 11th Floor,
                           New York, New York 10148
                                (212) 323-0250
                   (Name and Address of Agent for Service)

  As soon as practicable after the Registration Statement becomes effective.
                (Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B, Class C, Class N and
Class Y shares of Oppenheimer Cash Reserves Fund.

It is proposed that this filing will become effective on November 26, 2004 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment
Company Act of 1940.
CONTENTS OF REGISTRATION STATEMENT This Registration Statement contains the following pages and documents: Front Cover Contents Page Part A Proxy Statement for Oppenheimer Capital Preservation Fund and Prospectus for Oppenheimer Cash Reserves
Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                    OPPENHEIMER CAPITAL PRESERVATION FUND
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.708.7780

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 21, 2005

To the Shareholders of Oppenheimer Capital Preservation Fund:

      Notice is hereby given that a Special Meeting of the Shareholders of
Oppenheimer Capital Preservation Fund ("Capital Preservation Fund" or the
"Fund"), a registered investment management company, will be held at 6803
South Tucson Way, Centennial, CO 80112 at 1:00 P.M., Mountain time, on
January 21, 2005, or any adjournments thereof (the "Meeting"), for the following purposes:

1.    To approve an Agreement and Plan of Reorganization between Oppenheimer
      Capital Preservation Fund ("Capital Preservation Fund") and Oppenheimer
      Cash Reserves ("Cash Reserves"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of
      Capital Preservation Fund to Cash Reserves in exchange for Class A,
      Class B, Class C and Class N shares of Cash Reserves, (b) the distribution of these shares of Cash Reserves to the corresponding
      Class A, Class B, Class C and Class N shareholders of Capital
      Preservation Fund in complete liquidation of Capital Preservation Fund and (c) the cancellation of the outstanding shares of Capital
      Preservation Fund (all of the foregoing being referred to as the
      "Proposal").

2.    To act upon such other matters as may properly come before the Meeting.

      Shareholders of record at the close of business on November 15, 2004 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Capital Preservation Fund recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND
MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
      Robert G. Zack, Secretary
      December 3, 2004
--------------------------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                          OPPENHEIMER CASH RESERVES
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.708.7780

                   COMBINED PROSPECTUS AND PROXY STATEMENT
                            DATED December 3, 2004

   Special Meeting of Shareholders of Oppenheimer Capital Preservation Fund
                        to be held on January 21, 2005

                         Acquisition of the Assets of
                    OPPENHEIMER CAPITAL PRESERVATION FUND
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.708.7780

    By and in exchange for Class A, Class B, Class C and Class N shares of
                          OPPENHEIMER CASH RESERVES

      This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Capital Preservation Fund ("Capital Preservation
Fund") to be voted at a Special Meeting of Shareholders (the "Meeting") to
approve the Agreement and Plan of Reorganization (the "Reorganization
Agreement") and the transactions contemplated thereby (the "Reorganization")
between Capital Preservation Fund and Oppenheimer Cash Reserves ("Cash
Reserves"). This combined Prospectus and Proxy Statement constitutes the
Prospectus of Cash Reserves and the Proxy Statement of Capital Preservation
Fund filed on Form N-14 with the Securities and Exchange Commission ("SEC").
If shareholders vote to approve the Reorganization Agreement and the
Reorganization, the net assets of Capital Preservation Fund will be acquired by and in exchange for shares of Cash Reserves. The Meeting will be held at the offices of OppenheimerFunds, Inc. at 6803 South Tucson Way, Centennial,
CO 80112 on January 21, 2005 at 1:00 P.M. Mountain time. The Board of
Trustees of Capital Preservation Fund is soliciting these proxies on behalf of Capital Preservation Fund. This Prospectus and Proxy Statement will first be sent to shareholders on or about December 3, 2004.

      If the shareholders of Capital Preservation Fund vote to approve the
Reorganization Agreement, you will receive Class A shares of Cash Reserves equal in value to the value as of the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) of your Class A shares of Capital Preservation Fund; Class B shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class B shares of Capital
Preservation Fund; Class C shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class C shares of Capital Preservation
Fund or Class N shares of Cash Reserves equal in value to the value as of the
Valuation Date of your Class N shares of Capital Preservation Fund. Capital
Preservation Fund will then be liquidated and de-registered under the
Investment Company Act of 1940 (the "Investment Company Act").  Cash Reserves
is a money market mutual fund that seeks the maximum current income that is consistent with stability if principal.

      This Prospectus and Proxy Statement gives information about Class A,
Class B, Class C, and Class N shares of Cash Reserves that you should know before investing. You should retain it for future reference. A Statement of
Additional Information relating to the Reorganization described in this
Prospectus and Proxy Statement, dated December 3, 2004 (the "Proxy Statement of Additional Information") has been filed with the SEC ("SEC") as part of the Registration Statement on Form N-14 (the "Registration Statement") and is
incorporated herein by reference. You may receive a free copy by writing to
OppenheimerFunds Services (the "Transfer Agent") at P.O. Box 5270, Denver,
Colorado 80217 or by calling toll-free 1.800.708.7780. That Statement of
Additional Information includes the following documents: (i) the Prospectus of Capital Preservation Fund dated December 23, 2003 and its supplements dated December 29, 2003, July 6, 2004, September 30, 2004 and October 12,
2004.; (ii) the Statement of Additional Information of Capital Preservation
Fund dated December 23, 2003 and its supplements dated December 29, 2003 and
July 6, 2004, which include audited financial statements of Capital
Preservation Fund for the 12-month period ended October 31, 2003; (iii)
unaudited financial statements of Capital Preservation Fund for the 6-month period ended April 30, 2004; (iv) the Statement of Additional Information of
Cash Reserves dated September 24, 2004, which includes audited financial statements of Cash Reserves for the 12-month period ended July 31, 2004; and
(v) Combined Pro Forma financial statements as of September 30, 2004.

      The Prospectus of Cash Reserves dated September 27, 2004, is enclosed herewith and considered a part of this Prospectus and Proxy Statement. It is intended to provide you with information about Cash Reserves.

      The following documents have been filed with the SEC and are available without charge upon written request to the Transfer Agent or by calling toll-free number shown above: (i) a Prospectus for Capital Preservation Fund, dated December 23, 2003 and its supplements dated December 29, 2003, July 6,
2004, September 30, 2004 and October 11, 2004; (ii) a Statement of Additional
Information for Capital Preservation Fund, dated December 29, 2003 and its supplements dated December 29, 2003 and July 6, 2004; and (iii) a Statement
of Additional Information for Cash Reserves, dated September 27, 2004.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This Prospectus and Proxy Statement is dated December 3, 2004.

                              TABLE OF CONTENTS
                   COMBINED PROSPECTUS AND PROXY STATEMENT

                                                                          Page
                                                                          ----
Synopsis................................................................................................
   What am I being asked to vote on?..............................................................
   What are the general tax consequences of the Reorganization?.............................
   Comparisons of some important features......................................................
   How do the  investment  objectives  and  policies  of  the  Funds  compare?
.....................
   Who manages the Funds?........................................................................
   What are the fees and  expenses of each Fund and what are they  expected to be after the
      Reorganization?...............................................................................
   Where can I find more financial information about the Funds?.............................
   What  are  the   capitalizations   of  the   Funds   and  what   would  the
capitalization be after the
      Reorganization?...............................................................................
   How have the Funds performed?................................................................
   Other comparisons......................................................
         Investment Management and Fees......................................................
         Transfer Agency and Custody Services................................................
         Distribution Services......................................................................
         Purchases, Redemptions, Exchanges and other Shareholder Services............
         Dividends and Distributions............................................................
What are the Principal Risks of an Investment in Capital  Preservation Fund or
Cash Reserves?......
Reasons for the Reorganization....................................................................
Information               About               the               Reorganization
..............................................................................
   How will the Reorganization be carried out?..................................................
   Who will pay the expenses of the Reorganization?...........................................
   What are the tax consequences of the Reorganization?.......................................
   What should I know about Class A, Class B, Class C and Class N shares of
      Cash Reserves?...................................................................................
Comparison of Investment Objectives and Policies............................................
   Are there any  significant  differences  between the investment  objectives and strategies of
      the Funds?......................................................................................
   What  are the  main  risks  associated  with an  investment  in the  Funds?
.......................
   How do the investment policies of the Funds compare?......................................
   What are the fundamental investment restrictions of the Funds?...........................
   How  do the  account  features  and  shareholder  services  for  the  Funds compare?...........
         Investment Management.................................................................
         Distribution.................................................................................
         Purchases and Redemptions.............................................................
         Shareholder Services.....................................................................
         Dividends and Distributions............................................................
Voting Information...................................................................................
   How many votes are necessary to approve the Reorganization Agreement?...............
   How do I ensure my vote is accurately recorded?.............................................
   Can I revoke my proxy?...........................................................................
   What other matters will be voted upon at the Meeting?......................................
   Who is entitled to vote?...........................................................................
   What other solicitations will be made?.........................................................
   Are there appraisal rights?........................................................................
Information About Capital Preservation Fund................................................
Information About Cash Reserves...................................................................
Principal Shareholders...............................................................................
Exhibit A - Agreement and Plan of Reorganization  between  Oppenheimer Capital
   Preservation Fund and Oppenheimer Cash Reserves.......................................................
   A-1
Exhibit B - Principal Shareholders..................................................................                B-1
Enclosure:
Prospectus of Oppenheimer Cash Reserves dated September 27, 2004.

                                   SYNOPSIS

      This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this
Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Cash Reserves which accompanies this
Prospectus and Proxy Statement and is incorporated herein by reference.

      If shareholders of Capital Preservation Fund approve the
Reorganization, the net assets of Capital Preservation Fund will be transferred to Cash Reserves, in exchange for an equal value of shares of
Cash Reserves. The shares of Cash Reserves will then be distributed to
Capital Preservation Fund shareholders, and Capital Preservation Fund will be liquidated. As a result of the Reorganization, you will cease to be a shareholder of Capital Preservation Fund and will become a shareholder of
Cash Reserves. For federal income tax purposes, the holding period of your
Capital Preservation Fund shares will be carried over to the holding period for shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date (as such term is defined in the Agreement and
Plan of Reorganization attached hereto as Exhibit A) of the Reorganization.

What am I being asked to vote on?

      You are being asked to approve the reorganization of your fund, Capital
Preservation Fund, with and into Cash Reserves.  Capital Preservation Fund and Cash Reserves have similar investment objectives but differ in the investment strategies they employ to achieve their objectives. For the reasons set forth below and described more fully under "Reasons for the
Reorganization" beginning on page ___, the Board of Trustees of Capital
Preservation Fund and the Fund's investment manager, OpperheimerFunds, Inc.
(the "Manager") believe that it is in the best interests of the Fund and its shareholders to recommend the Reorganization at this time.

       Capital Preservation Fund's investment objective is to seek high current income while seeking to maintain a stable value per share. Its shares are offered only to certain types of retirement plans, including participant-directed qualified retirement plans and 403(b)(7) custodial plans.  The Fund tries to maintain a stable $10 per share net asset value by operating as a fund of funds that normally invests at least 85% of its assets in shares of Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund,
Oppenheimer Strategic Income Fund, Oppenheimer U.S. Government Trust and
Oppenheimer Money Market Fund, Inc.  The balance of the Capital Preservation
Fund's net assets, up to a maximum of 15%, is invested in specialized investment contracts, referred to as "wrapper agreements" issued by banks, insurance companies or other financial institutions that, among other things, obligate the wrapper providers to pay the excess of the book value over the net value of such assets for some or all of the assets in the Capital
Preservation Fund's portfolio if certain "termination events" occur.  The wrapper agreement is therefore intended to offset changes in the book value of the Capital Preservation Fund's other investments allowing the Fund to value its assets at the stable $10 per share under fair valuation methods adopted by the Fund's Board of Trustees.

      Cash Reserves' investment objective is to seek the maximum current income that is consistent with stability of principal.  Cash Reserves' shares are offered to individual investors who want to earn income at current money market rates while seeking to preserve the value of their investment.  Cash
Reserves is a money market mutual fund that invests in high-quality money market instruments, such as commercial paper, repurchase agreements, and short-term government securities, that comply with the requirements of Rule
2a-7 under the Investment Company Act of 1940.  Cash Reserves values its shares at a stable $1 per share provided the conditions of Rule 2a-7 are met.

      In February 2003, the staff of the Division of Investment Management of the U.S. Securities and Exchange Commission ("SEC") sent a letter to certain stable value funds, including Capital Preservation Fund, advising them that the staff was reviewing the methodologies used by stable value funds to value their portfolios, and, in particular, their wrapper agreements.  As a part of that reevaluation, SEC staff has questioned whether the valuation methodology used by these funds for their wrappers is consistent with the Investment
Company Act of 1940 and generally accepted accounting principles. The SEC and its staff have not, to date, issued any public statement regarding the results of its inquiry.  However, any SEC or SEC staff conclusion could call into question the current fair valuation methodology used to value the Fund's wrapper agreement and to maintain a stable $10 per share net asset value.  In that event, Capital Preservation Fund would be unable to achieve its investment objective using its current investment strategy.  Such SEC or SEC staff conclusion could require the Fund to seek substantially restructured wrapper agreements the terms of which cannot be assessed at this time.
Accordingly, the Manager proposed the Reorganization to the Fund's Board of
Trustees.

      At a meeting held on October 6, 2004, the Board of Trustees of Capital
Preservation Fund considered the proposed Reorganization and alternatives to the Reorganization including (i) continuing to manage the Fund without the wrapper agreement, by converting the Fund to a short-duration bond fund and attempting to seek a stable value through the use of derivatives or other investment techniques; and (ii) liquidating the Fund.  The Board determined that these two options were not viable or in the best interests of shareholders.  Managing Capital Preservation Fund as a short-duration bond fund would not meet the needs of the retirement plans, which are the Fund's current shareholders to offer a cash, money market or stable value investment option to plan participants.  While short duration bond funds have reduced price volatility because of reduced interest rate exposure, it is unlikely that the Manager would be able to maintain a fully stable net asset value for the Fund even when coupled with the use of derivatives such as interest rate swaps.  Additionally, the Board determined that liquidating the Fund would not benefit participants in plans that currently invest in the Fund, because plan fiduciaries would still have to find a stable value or money market fund alternative for plan participants.

      In deciding to recommend the Reorganization to shareholders, the Fund's
Board of Trustees considered the fact that the Reorganization offers shareholders of Capital Preservation Fund a fund that seeks current income while seeking to maintain a net asset value of $1 per share.  The Board also considered the fact that the surviving fund has the potential for lower overall operating expenses. In addition, the Board considered that both Funds have Class A, Class B, Class C and Class N shares offered under similar sales charge arrangements. The Board also considered that the Reorganization would be a tax-free reorganization, and there would be no sales charge imposed in effecting the Reorganization. In addition, due to the relatively moderate costs of the reorganization to both Funds, the Boards of both Funds concluded that neither Fund would experience dilution as a result of the
Reorganization.

      If approved by shareholders, the Reorganization will result in the transfer of the net assets of Capital Preservation Fund to Cash Reserves, in exchange for an equal value of shares of Cash Reserves. The shares of Cash
Reserves will then be distributed to Capital Preservation Fund shareholders and Capital Preservation Fund will subsequently be liquidated. Following the
Reorganization, you will cease to be a shareholder of Capital Preservation
Fund and will become a shareholder of Cash Reserves. This exchange will occur on the Closing Date (as such term is defined in the Agreement and Plan of
Reorganization attached hereto as Exhibit A) of the Reorganization.

      Approval of the Reorganization means you will receive Class A shares of
Cash Reserves equal in value to the value as of the Valuation Date of your
Class A shares of Capital Preservation Fund; Class B shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class B shares of Capital Preservation Fund; Class C shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class C shares of Capital
Preservation Fund or Class N shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class N shares of Capital Preservation
Fund. The shares you receive will be issued at net asset value without a sales charge or the payment of a contingent deferred sales charge ("CDSC")
although if your shares of Capital Preservation Fund are subject to a CDSC, your Cash Reserves shares will continue to be subject to the same CDSC applicable to your shares. The period during which you held your Capital
Preservation Fund shares will carry over to your Cash Reserves shares for purposes of determining the CDSC holding period.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
             TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

      It is expected that shareholders of Capital Preservation Fund will not recognize any gain or loss for federal income tax purposes, as a result of the exchange of their shares for shares of Cash Reserves. You should, however, consult your tax advisor regarding the effect, if any, of the
Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For further information about the tax consequences of the Reorganization, please see the
"Information About the Reorganization--What are the tax consequences of the
Reorganization?"

Comparisons of some important features

How do the investment objectives and policies of the Funds compare?

As shown in the chart below, the respective investment objectives of the funds are similar:

     ------------------------------------------------------------------
     Capital Preservation Fund         Cash Reserves
     ------------------------------------------------------------------
     ------------------------------------------------------------------
     Seeks high current income while   Seeks the maximum current
     seeking to maintain a stable      income that is consistent with
     value per share                   stability of principal
     ------------------------------------------------------------------

      Capital Preservation Fund is a fund of funds that invests primarily in shares of other income-seeking Oppenheimer funds including Oppenheimer
Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer Strategic
Income Fund, Oppenheimer U.S. Government Trust and Oppenheimer Money Market
Fund, Inc. The Fund invests principally in Oppenheimer Limited-Term
Government Fund and to a lesser extent in Oppenheimer Money Market Fund to help limit its duration and therefore to limit the volatility of its net asset value per share. However, the Fund's investment policies (and its wrapper agreement) permit it to hold up to 100% of its assets in money market securities (either shares of Oppenheimer Money Market Fund, Inc. or direct investments in money market instruments).  In addition, Capital Preservation
Fund invests up to 15% of its net assets in a wrapper agreement or agreements to help maintain a stable net asset value per share.

      Cash Reserves is a money market mutual fund that invests in high-quality money market instruments that comply with the requirements of
Rule 2a-7 under the Investment Company Act to help maintain a stable net asset value while providing current income. Although money market investments are typically lower-yielding than intermediate or long-term bonds, both funds have investment policies that promote the goal of stability of principal, which is the chief goal of plan sponsors and fiduciaries that selected
Capital Preservation Fund as an offering for their plans.

      In order to facilitate a tax-free reorganization of Capital
Preservation Fund into Cash Reserves, Capital Preservation Fund must hold only Rule 2a-7 qualifying money market instruments at the time of the closing of the reorganization. Therefore, the Fund must redeem its holdings in
Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer
Strategic Income Fund, Oppenheimer U.S. Government Trust and Oppenheimer
Money Market Fund, Inc. prior to the merger.  The Manager is currently working to structure the redemptions gradually to ensure that the Fund is fully invested in Rule 2a-7 qualified money market instruments prior to the
Reorganization.

      Please refer to the  financial  statements  of both Funds for a complete listing (as of the respective  report dates) of the portfolio  investments for each Fund.  These are  included in the  Statement of  Additional  Information, which is available free of charge (see page ii for instructions for requests).

Who Manages the Funds?

      The  day-to-day  management  of the business and affairs of each Fund is the  responsibility  of the  Manager.  Each  Fund is an  open-end  diversified investment  management  company with an unlimited number of authorized  shares of beneficial  interest organized as a Massachusetts  business trust.  Capital
Preservation  Fund  commenced  operations  on  September  27,  1999,  and Cash
Reserves  commenced  operations on January 3, 1989. Both Funds are governed by a Board of Trustees,  which is  responsible  for  protecting  the interests of shareholders  under  Massachusetts  law and other  applicable laws. Both Funds are located at 6803 South Tucson Way, Centennial, Colorado 80112.

The Manager, located at 225 Liberty Street, 11th Floor, New York, New York
10281-1008, acts as investment advisor to both Funds, and employs their portfolio managers. Capital Preservation Fund is  managed by a portfolio management team comprised of Angelo Manioudakis and other investment professionals selected from the Manager's high-grade bond team in its fixed-income department. This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio. Mr.
Manioudakis is a Vice President of the Fund and a Senior Vice President of
the Manager. Prior to joining the Manager in April 2002, he was Executive
Director and portfolio manager for Miller, Anderson & Sherrerd, a division of
Morgan Stanley Investment Management (from August 1993 to April 2002).  The portfolio managers for Cash Reserves are Carol E. Wolf and Barry D. Weiss.
They are Vice Presidents of the Fund and are the persons principally responsible for the day-to-day management of the Fund's portfolio. Ms. Wolf has been a portfolio manager of the Fund since June 15, 1998 and Mr. Weiss, since July 2001. Ms. Wolf is a Senior Vice President of the Manager and Mr.
Weiss is a Vice President of the Manager, and each is an officer and portfolio manager of other Oppenheimer funds. Prior to joining the Manager as
Senior Credit Analyst in February 2000, Mr. Weiss was an Associate Director,
Fitch IBCA Inc. (April 1998 - February 2000).

What are the fees and  expenses of each Fund and what are they  expected to be after the Reorganization?

      Capital Preservation Fund and Cash Reserves each pay a variety of expenses directly for management of their assets, administration and distribution of their shares and other services. Those expenses are subtracted from each Fund's assets to calculate the fund's net asset values per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges.

      The following tables are provided to help you understand and compare the fees and expenses of investing in shares of Capital Preservation Fund with the fees and expenses of investing in shares of Cash Reserves. The pro forma expenses of the surviving Cash Reserves show what the fees and expenses are expected to be after giving effect to the Reorganization.
For Capital Preservation Fund, the annual fund operating expenses includes both the "Direct Annual Fund Operating Expenses" as well as the "Combined
Annual Fund Operating Expenses".  The Direct Annual Fund Operating Expenses
table includes those expenses paid directly by the Fund.   The Combined
Annual Fund Operating Expenses include the fees and expenses indirectly incurred by the Fund through its investments in shares of the underlying
Oppenheimer funds. The "Management Fees" in Direct Annual Fund Operating
Expenses have been reduced by the amount of the management fees paid to the
Manager by the underlying funds on assets representing investments by Capital
Preservation Fund in shares of those underlying funds. That is done so that shareholders of Capital Preservation Fund do not pay direct and indirect management fees in excess of 0.75%.

                             PRO FORMA FEE TABLE
               For the 12 month period ended September 30, 2004

                            -----------------------------------------------------
                                                                 Pro Forma
                            Capital Preservation   Cash          Surviving
                            Fund                   Reserves      Cash Reserves
                            Class A shares         Class A       Class A shares
                                                   Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases (as a            3.5%              None           None
% of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a % of            None1              None1          None1
the lower of the original
offering price or
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Redemption Fee (as a
percentage of total                 2.00%5             None           None
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                              Combined   Direct
                            Annual Fund  Annual
                             Operating   Fund
                              Expenses   Operating
                                         Expenses
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                0.73%       0.30%      0.47%6          0.46%
---------------------------------------------------------------------------------
Distribution and/or            0.25%       0.25%       0.20%          0.21%
Service (12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses7                0.70%8     0.60%8      0.55%9          0.54%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating           1.68%       1.15%       1.22%          1.21%
Expenses
---------------------------------------------------------------------------------

                            -----------------------------------------------------
                                                                 Pro Forma
                            Capital Preservation   Cash          Surviving Cash
                            Fund                   Reserves      Reserves
                            Class B shares         Class B       Class B shares
                                                   Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases (as a            None              None           None
% of offering price)
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a % of             4%2                5%2            5%2
the lower of the original
offering price or
redemption proceeds)
---------------------------------------------------------------------------------
Redemption Fee (as a
percentage of total                 2.00%5             None           None
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                              Combined   Direct
                            Annual Fund  Annual
                             Operating   Fund
                              Expenses   Operating
                                         Expenses
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                0.73%       0.30%      0.47%6          0.46%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or            1.00%       1.00%      0.75%10         0.75%
Service (12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses7                1.02%8     0.92%8      0.37%9          0.39%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating           2.75%       2.22%       1.59%          1.60%
Expenses
---------------------------------------------------------------------------------

                            -----------------------------------------------------
                                                                 Pro Forma
                            Capital Preservation   Cash Reserves Surviving
                            Fund                   Class C       Cash Reserves
                            Class C Shares         Shares        Class C Shares
                            -----------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases (as a            None              None           None
% of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a % of             1%3                1%3            1%3
the lower of the original
offering price or
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Redemption Fee (as a
percentage of total                 2.00%5             None           None
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                              Combined   Direct
                            Annual Fund  Annual
                             Operating   Fund
                              Expenses   Operating
                                         Expenses
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                0.73%       0.30%      0.47%6          0.46%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or            1.00%       1.00%      0.75%10         0.75%
Service (12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses7                0.97%8     0.87%8      0.42%9          0.49%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating           2.70%       2.17%       1.64%          1.70%
Expenses
---------------------------------------------------------------------------------

                            -----------------------------------------------------
                                                                 Pro Forma
                            Capital Preservation   Cash          Surviving Cash
                            Fund                   Reserves      Reserves
                            Class N shares         Class N       Class N shares
                                                   Shares
                            -----------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases (as a            None              None           None
% of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a % of             1%4                1%4            1%4
the lower of the original
offering price or
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Redemption Fee (as a
percentage of total            2.00%5                  None           None
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                              Combined   Direct
                            Annual Fund  Annual
                             Operating   Fund
                              Expenses   Operating
                                         Expenses
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                0.73%       0.30%      0.47%6          0.45%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or            0.25%       0.25%       0.50%          0.50%
Service (12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses7                0.58%8     0.48%8      0.42%9          0.36%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating           1.56%       1.03%       1.39%          1.32%
Expenses
---------------------------------------------------------------------------------

Expenses may vary in future years.
1.    A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts)
   of Class A shares. See "How to Buy Shares" in each Fund's Prospectus.
2.    Applies to redemptions within the first year after purchase. For
   Capital Preservation Fund, the contingent deferred sales charge declines to 1% in the fifth year and is eliminated after that.  For Cash Reserves, the contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.
4.    Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.
5.    Certain redemptions of shares that are made on less than 12 months'
   prior written notice to the Fund are subject to a redemption fee of 2% of the proceeds of the redemption.
6.    The Manager has voluntarily agreed to waive a portion of its Management
   Fees so the fees do not exceed an annual rate of 0.40% of the average annual net assets for each class of shares. That undertaking may be amended or withdrawn at any time. After the Manager's waiver the
   "Management Fees" were 0.40% for all classes. "Other Expenses" include transfer agent fees and custodial, accounting and legal expenses.
7.    The "Other Expenses" shown for Capital Preservation Fund are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit transfer agent fees to 0.35% of average daily net assets for all classes. That undertaking may be amended or withdrawn at any time.
   After the waiver, the actual "Other Expenses" and "Total Annual Operating
   Expenses" under the Direct Annual Fund Operating Expenses table as percentages of average daily net assets were 0.54% and 1.08% for Class A,
   0.62% and 1.89% for Class B and 0.59% and 1.87% for Class C. Class N
   expenses were the same as shown above.
8.    The "Other Expenses" shown for Cash Reserves are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit those fees to 0.35% of average daily net assets per fiscal year for all classes, or (effective April 28, 2003) in an amount necessary to allow each class of the Fund to maintain a 7 day yield of at least approximately
   0.10%. Those undertakings may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" as percentages of average daily net assets were 0.40% for Class A shares, 0.18% for Class B shares, 0.20%
   for Class C and 0.20% for Class N shares.
9.    The Distributor has voluntarily agreed to reduce Class B and Class C
   "Distribution and /or Service (12b-1) Fees" by 0.25% of the average annual net assets for each respective class of shares. That undertaking may be amended or withdrawn at any time. After that waiver the "Distribution and/or Service Fees" for Class B and Class C shares were 0.50%.  After the
   "Management Fees", "Distribution and/or Other Expense" and "Other
   Expenses" waivers, the "Total Annual Operating Expenses" as a percentage of average daily net assets were 0.99% for Class A, 1.08% for Class B,
   1.10% for Class C and 1.09% for Class N.

Examples

      These examples below are intended to help you compare the cost of investing in each Fund and the proposed surviving Cash Reserves. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.  The examples for Capital Preservation Fund are based on the combined annual fund operating expenses for the Fund.

      Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

              Capital Preservation Fund (with no redemption fee)
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed1:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares             $515          $861         $1,231         $2,267
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares             $678         $1,053        $1,554        $2,5863
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares             $373          $838         $1,430         $3,032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares             $259          $493          $850          $1,856
--------------------------------------------------------------------------------

              Capital Preservation Fund (with no redemption fee)
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed2:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares             $515          $861         $1,231         $2,267
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares             $278          $853         $1,454        $2,5863
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares             $273          $838         $1,430         $3,032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares             $159          $493          $850          $1,856
--------------------------------------------------------------------------------

     Capital Preservation Fund (with the deduction of the redemption fee)

If shares are             1 Year        3 Years       5 Years       10 Years
redeemed2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares             $527          $900         $1,296         $2,402
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares             $691         $1,092        $1,618        $2,7171
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares             $381          $862         $1,469         $3,109
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares             $259          $493          $850          $1856
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y shares             $109          $340          $590          $1,306

                                Cash Reserves
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed1:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares             $124          $387          $670          $1,477
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares             $662          $802         $1,066        $1,7003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares             $267          $517          $892          $1,944
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares             $242          $440          $761          $1,669
--------------------------------------------------------------------------------

                                Cash Reserves
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed2:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares             $124          $387          $670          $1,477
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares             $162          $502          $866         $1,7003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares             $167          $517          $892          $1,944
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares             $142          $440          $761          $1,669
--------------------------------------------------------------------------------

                      Pro Forma Surviving Cash Reserves
--------------------------------------------------------------------------------
If      shares      are    1 year       3 years       5 years      10 years3
redeemed1:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares              $123         $384          $665          $1,466
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares              $663         $805         $1,071         $1,701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares              $272         $536          $923          $2,009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares              $234         $418          $723          $1,590
--------------------------------------------------------------------------------

                      Pro Forma Surviving Cash Reserves
--------------------------------------------------------------------------------
If   shares   are   not    1 year       3 years       5 years      10 years3
redeemed2:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares              $123         $384          $665          $1,466
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares              $163         $505          $871          $1,701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares              $173         $536          $923          $2,009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N shares              $134         $418          $723          $1,590
--------------------------------------------------------------------------------

1.    In the "If shares are redeemed" examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.  The expenses for Capital Preservation
   Fund are shown both with and without the redemption fee for that fund.
2.    In the "If shares are not redeemed" examples, the Class A expenses include the initial sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.
3.    Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

Where can I find more financial information about the Funds?

      Performance information for both Capital Preservation Fund and Cash
Reserves is set forth in each Fund's Prospectus under the section "The Fund's
Past Performance." Cash Reserves' Prospectus accompanies this Prospectus and
Proxy Statement and is incorporated by reference.

The financial statements of Capital Preservation Fund for its fiscal year ended October 31, 2003 and for the six months ended April 30, 2004, and the financial statements of Cash Reserves for its fiscal year ended July 31,
2004, are included in the Proxy Statement of Additional Information and are
incorporated herein by reference. See page ____ for instructions on how to obtain a free copy.

What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

      The following table sets forth the capitalization (unaudited) of
Capital Preservation Fund and Cash Reserves as of September 30, 2004 and
indicates the pro forma combined capitalization as of September 30, 2004 as if the Reorganization had occurred on that date.

--------------------------------------------------------------------------------
Capital Preservation       Net Assets          Shares         Net Asset Value
Fund                                         Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class A                     99,059,407          9,905,365      $10.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class B                     11,394,641          1,139,699      $10.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class C                     30,979,859          3,098,367      $10.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class N                    246,511,780         24,648,426      $10.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                         387,945,687         38,791,857
-------------------------------------------------------------

--------------------------------------------------------------------------------
Cash Reserves              Net Assets          Shares         Net Asset Value
                                             Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class A                    388,627,941        388,634,425       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class B                    205,412,375        205,370,414       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class C                    102,302,195        102,290,462       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class N                     59,804,230         59,803,233       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                         756,146,741        756,098,534
-------------------------------------------------------------

--------------------------------------------------------------------------------
Cash Reserves              Net Assets          Shares         Net Asset Value
(Pro Forma Surviving
Fund)*                                       Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class A                    487,687,348        487,693,832       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class B                    216,807,016        216,765,055       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class C                    133,282,054        133,270,321       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class N                    306,316,010        306,315,013       $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                       1,144,092,428      1,144,044,221
-------------------------------------------------------------

*Reflects the issuance of 99,059,407 Class A shares, 11,394,641 Class B shares, 30,979,859 Class C shares and 246,511,780 Class N shares of Cash
Reserves in a tax-free exchange for the net assets of Capital Preservation
Fund, aggregating $387,945,687.

How have the Funds performed?

      The following past performance information for each Fund is set forth below, and for earlier periods, in its respective Prospectus: (i) a bar chart detailing annual total returns of Class A shares of each Fund as of December
31st for each of the ten most recent full calendar years (for Capital
Preservation Fund, since that Fund's inception); and (ii) tables detailing how the average annual total returns for both funds.  The past investment performance of either Fund is not necessarily an indication of how either
Fund will perform in the future.  Cash Reserves has had lower performance.
This is because it is a money market fund and it is expected that a money market fund would generally have lower performance than a stable value product.

      Annual Total Returns for Cash Reserves (Class A) as of 12/31 each year

[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for Oppenheimer Cash Reserves.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
For the period from January 1, 2004 through September 30, 2004, the cumulative total return (not annualized) before taxes for Class A shares of
Cash Reserves was 0.19%.
      During  the  period  shown in the bar  chart,  the  highest  return  for
Oppenheimer  Cash  Reserves  (not  annualized)  before  taxes  for a  calendar quarter was 1.40% (4th Qtr `00) and the lowest return (not annualized)  before taxes for a calendar quarter was 0.04% (2nd Qtr `03 and 4th Qtr `03).

      Annual  Total  Returns  for  Capital  Preservation  Fund (Class A) as of
12/31 each year

[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for Oppenheimer Capital Preservation Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
For the period from January 1, 2004 through September 30, 2004, the cumulative total return (not annualized) before taxes for Class A shares of
Capital Preservation Fund was 1.16%.
During the period shown in the bar chart, the highest return for Oppenheimer
Capital Preservation Fund (not annualized) before taxes for a calendar quarter was 1.56% (1st Qtr '00 and 01) and the lowest return (not annualized)
before taxes for a calendar quarter was 0.36% (3rd Qtr `03).

      Average annual total returns for the Funds for the periods ended
September 30, 2004 are as follows:
Cash Reserves

Average Annual Total Returns         1 Year        5 Years        10 Years
                                                 (or life of
for the periods ended  September 30,              class, if      (or life of
2004                                                less)      class, if less)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A Shares (inception 1/3/89)      0.23%        2.24%           3.38%
-------------------------------------------------------------------------------
Class B Shares (inception 8/17/93)     -4.85%       1.47%           3.04%
-------------------------------------------------------------------------------
Class C Shares (inception 12/01/93)    -0.86%       1.84%           2.88%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Shares (inception 3/01/01)     -0.86%       0.88%            N/A
-------------------------------------------------------------------------------

The Fund's average annual total returns include the applicable sales charge:
for Class B, the contingent deferred sales charges of 5% (1-year) and 2%
(5-years) and for Class C and Class N, the contingent deferred sales charges of 1% for the 1-year period for Class C and Class N shares. Because Class B shares convert to Class A shares 72 months after purchase, Class B
"life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The
Fund's returns measure the performance of a hypothetical account and assume that all distributions have been reinvested in additional shares.

Capital Preservation Fund

Average Annual Total Returns          1 Year          5 Years         Life of
for the periods  ended  September 30,               (or life of
2004                                              class, if less)      Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 9/27/99)      -1.98%         3.56%           3.57%
--------------------------------------------------------------------------------
Class B Shares (inception 9/27/99)      -3.21%         3.40%           3.58%
--------------------------------------------------------------------------------
Class C Shares (inception 9/27/99)      -0.20%         3.57%           3.58%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)       0.65%          3.64%            N/A
--------------------------------------------------------------------------------

The Fund's average annual total returns include the applicable sales charges:
for Class A, the current maximum initial sales charge of 3.50%; for Class B, the contingent deferred sales charges of 4% (1-year) and 1% (5-year); and for
Class C and Class N, the 1% contingent deferred sales charge for the 1-year period.  The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.

Other Comparisons

      The description of certain key features of the Funds below is supplemented by each Fund's Prospectus and Statement of Additional
Information, which are incorporated by reference.

      Investment Management and Fees - The Manager manages the assets of both
Funds and makes their respective investment decisions. The portfolio managers of both Funds are employed by the Manager. Both Funds obtain investment management services from the Manager according to the terms of management agreements that are substantially similar except that because Cash Reserves is a money market fund, its management fee rates are significantly lower than
those of Capital Preservation Fund.   Under the management agreements, each
Fund pays the Manager an advisory fee at the following rates that decline as each Fund's assets grow:

---------------------------------------------------------------------------
Capital Preservation Fund            Cash Reserves
---------------------------------------------------------------------------
---------------------------------------------------------------------------
0.75% of the first $200 million of   0.50% of the first $250 million of
net assets;                          net assets;
0.72% of the next $200 million;      0.475% of the next $250 million;
0.69% of the next $200 million;      0.45% of the next $250 million;
0.66% of the next $200 million;      0.425% of the next $250 million; and
0.60% of the next $200 million; and  0.40% of net assets over $1 billion
0.50% of net asset assets over $1
billion
---------------------------------------------------------------------------

     Capital Preservation Fund reduces it management fees by the amount of the fees that are received by the Manager on the assets of the underlying funds represented by Capital Preservation Fund's investments in those funds.
This assures that the Manager is not paid twice for managing the same assets.

     The Manager has voluntarily agreed to limit the management fees it receives from Cash Reserves to 0.40% of the Fund's average net assets for each class of shares.  That voluntary waiver was designed to reduce expenses to help provide current income for shareholders in the face of low interest rates in the debt securities markets, and the limitation can be amended or withdrawn at any time.

     After giving effect to the fee waivers set forth above, the management fee for Cash Reserves for the fiscal year ended July 31, 2004, was 0.40%.
The management fee for Capital Preservation Fund for the fiscal year ended
October 31, 2003, was 0.30%, although the total management fee (including the amounts paid on the assets invested in the underlying Oppenheimer funds) for assets represented by Capital Preservation Fund was 0.74% for the same period.

      For a detailed description of each Fund's investment management agreement, see the section below entitled "Comparison of Investment
Objectives and Policies - How do the account features and shareholder services for the Funds compare?"

      Transfer Agency and Custody Services - Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services in its capacity as transfer agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees (to 0.35% per fiscal year for each class of both Funds) are substantially similar. Citibank, N.A., located at 111 Wall Street, New York,
NY 10005, acts as custodian of the securities and other assets of both Funds.

      Distribution Services - OppenheimerFunds Distributor, Inc. (the
"Distributor") acts as the principal underwriter in a continuous public offering of shares of both Funds, but is not obligated to sell a specific number of shares. Both Funds have adopted a Service Plan and Agreement under
Rule 12b-1 of the Investment Company Act ("Rule 12b-1") for their Class A shares. The Service Plan provides for the reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares of the respective Funds.
Under the Class A Service Plans, reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares for Capital Preservation Fund and 0.20% for Class A shares of Cash
Reserves. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares of the respective Funds.

      Both Funds have also adopted Distribution and Service Plans and
Agreements under Rule 12b-1 for Class B, Class C and Class N shares. These plans compensate the Distributor for its services and costs in connection with the distribution of Class B, Class C and Class N shares and the personal service and maintenance of shareholder accounts. Under the Capital
Preservation Fund Class B and Class C Plan, the Fund pays the Distributor a service fee at an annual rate of 0.25% of average annual net assets and an asset-based sales charge at an annual rate of 0.75% of average annual net assets. Under the Capital Preservation Fund Class N Plan, the Fund pays the
Distributor a service fee at an annual rate of 0.25% of average annual net assets. Under the Cash Reserves Class B and Class C Plan, the Fund pays the
Distributor an asset-based sales charge at an annual rate of 0.75% of average annual net assets.  However, the Distributor has voluntarily agreed to reduce
Class B and Class C "Distribution and /or Service (12b-1) Fees" by 0.25% of
the average annual net assets for each respective class of shares. That undertaking may be amended or withdrawn at any time. After that waiver, the
"Distribution and/or Service Fees" for Class B and Class C shares are 0.50%.
Under the Cash Reserves Class N Plan, the Fund pays the Distributor a service fee at an annual rate of 0.25% of average annual net assets and an asset-based sales charge at an annual rate of 0.25% of average annual net assets.

      All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each Fund.
The Distributor uses all of the service fees to compensate dealers for providing personal services and maintenance of accounts of their customers that hold shares of the Funds. The Class B and Class N asset-based sales charge is retained by the Distributor. After the first year, the Class C asset-based sales charge is paid to the broker-dealer as an ongoing concession for shares that have been outstanding for a year or more. The terms of the Funds' respective Distribution and Service Plans are substantially similar.

      For a detailed description of each Fund's distribution-related services, see the section below titled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the
Funds Compare?"

      Purchases, Redemptions, Exchanges and other Shareholder Services - Both
Funds have the same requirements and restrictions in connection with purchases, redemptions and exchanges. The only exception are that Capital
Preservation Fund has been closed to new plans since September 27, 2004 and has a redemption fee of 2% for redemptions of Fund shares that are (i)
redeemed for reasons other than to fund a "benefit sensitive withdrawal", and  (ii) made on less than 12 months' prior written notice to the Fund.  In addition, each Fund also offers the same types of shareholder services. More detailed information regarding purchases, redemptions, exchanges and shareholder services can be found below in the section below titled
"Comparison of Investment Objectives and Policies - How do the Account
Features and Shareholder Services for the Funds Compare?"

      Dividends and Distributions - Both Funds may declare dividends from net investment income each regular business day and pay those dividends to shareholder monthly.  If applicable, either Fund may make distributions out of any capital gains separately for each class of shares annually and pay those capital gains distributions (if any) to shareholders in December on a date selected by the Board of each Fund. There can be no assurance that either Fund will pay any dividends or capital gains distributions in a particular year.

      For a detailed description of each Fund's policy on dividends and distributions, see the section entitled "Comparison of Investment Objectives and Policies - How do the account features and shareholder services for the
Funds compare?"

What are the Principal Risks of an Investment in Capital Preservation Fund or
                                Cash Reserves?

      As with most investments, investments in Capital Preservation Fund and
Cash Reserves involve risks. There can be no guarantee against loss resulting from an investment in either Fund, nor can there be any assurance that either
Fund will achieve its investment objective. The risks associated with an investment in each Fund are similar.

      Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks.  However, the wrapper agreement for
Capital Preservation Fund is designed to help ensure a stable net asset value for the Fund.  Additionally, since Cash Reserves is a money market fund, its investments must meet strict standards following special rules for money market funds under federal law. Those standards include requirements for maintaining high credit quality in the Fund's portfolio, a short average portfolio maturity to reduce the effects of changes in prevailing interest rates on the value of the Fund's securities and diversifying the Fund's investments among issuers to reduce the effects of a default by any one issuer on the Fund's overall portfolio and the value of the Fund's shares.

      Even so, there are risks that any of the holdings by either Fund could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Fund's investments (and its share prices) to fall. If there is a high redemption demand for the Fund's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection could cause either
Fund to underperform other funds that have a similar objective.

      For more information about the risks of the Funds, see below "What are the main risks associated with an investment in the Funds?" under the heading
"Comparison of Investment Objectives and Policies."

                        REASONS FOR THE REORGANIZATION

      At a meeting of the Board of Trustees of Capital Preservation Fund held
October 6, 2004, the Board considered whether to approve the proposed
Reorganization and reviewed and discussed with the Manager and the Board's independent legal counsel the materials provided by the Manager relevant to the proposed Reorganization. Information with respect to the Funds'
respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was provided to and considered by the Board.

      The Board reviewed the recent SEC staff's actions including statements from the SEC staff that indicated that it had questions whether the valuation methodology used by stable value funds for their wrappers is consistent with the Investment Company Act of 1940 and generally accepted accounting principles.  These wrapper agreements enable stable value funds to maintain
their stable net asset value.   Although the SEC staff has not issued any
formal directives nor made any public statements regarding its review, the staff has informally questioned the continued use by stable value mutual funds of the valuation method most commonly employed to value their wrapper agreements.  If the SEC staff determined that a different accounting method should be used that, in effect, would result in stable value funds having a fluctuating net asset value per share, then it would not be possible to continue to manage Capital Preservation Fund as a stable value fund.

      Since it does not appear to be an option to continue to utilize wrapper agreements to maintain a stable net asset value for the Fund, the Board of
Trustees of Capital Preservation Fund then considered alternatives for the
Fund including (i) continuing to manage the Fund without the wrapper agreement, by converting the Fund to a short-duration bond fund and attempting to seek a stable value through the use of derivatives or other investment techniques; (ii) liquidating the Fund; or (iii) merging the Fund into a money market fund.

      The Board determined that the first two options were not viable or in
the best interests of shareholders.   Managing the Fund as a short-duration
bond fund would not offer retirement plans an acceptable "stable value" for the retirement plans that invest in Capital Preservation Fund.  Converting the Fund to a very short duration bond fund, to reduce the effects of changes in interest rates on portfolio security values, cannot guarantee a fixed net asset value, even when coupled with the use of derivatives, such as interest rate swaps, because interest rate changes affect the values of even relatively short-duration bonds.  A short-term bond fund having a fluctuating net asset value would not meet the needs of qualified plans to offer a stable net asset value product and could risk jeopardizing the qualified status of their plans that have elected to utilize the Fund as their stable value option. Additionally, the Board determined that liquidating the Fund would not benefit participants in plans that currently invest in the Fund, because plan fiduciaries would still have to find a stable value or money market fund alternative for plan participants.

      Therefore, the Board of Trustees of Capital Preservation Fund reviewed the alternatives for Capital Preservation Fund and determined that it would be in the best interests of shareholders of Capital Preservation Fund to reorganize into Cash Reserves. The Board considered the fact the
Reorganization offers shareholders of Capital Preservation Fund a fund that seeks current income while seeking to maintain a net asset value of $1 per share.  The Board also considered the fact that the surviving fund has the potential for lower overall operating expenses. In addition, the Board considered that both Funds have Class A, Class B, Class C and Class N shares offered under similar sales charge arrangements. In addition, due to the relatively moderate costs of the reorganization, the Boards of both Funds concluded that neither Fund would experience dilution as a result of the
Reorganization.   The Board noted that Cash Reserves' management fee ratio is lower than that of Capital Preservation Fund. It also considered that the procedures for purchases, exchanges and redemptions of shares of both Funds are substantially similar and that both Funds offer the same investor services and options.  The Board also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board concluded that Capital Preservation Fund's participation in the Reorganization is in the best interests of the Fund and its shareholders.

      After consideration of the above factors, and such other factors and information as the Board of Capital Preservation Fund deemed relevant, the
Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act) of either Capital Preservation Fund or the
Manager (the "Independent Trustees"), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of Capital Preservation Fund.

      The Board of Cash Reserves, including the Independent Trustees, also determined that the Reorganization was in the best interests of Cash Reserves and its shareholders and that no dilution would result to those shareholders.
Cash Reserves shareholders do not vote on the Reorganization. The Board of
Cash Reserves, including the Independent Trustees, unanimously approved the
Reorganization and the Reorganization Agreement.

      For the reasons discussed above, the Board, on behalf of Capital
Preservation Fund, recommends that you vote FOR the Reorganization Agreement.
If shareholders of Capital Preservation Fund do not approve the
Reorganization Agreement, the Reorganization will not take place.

                     INFORMATION ABOUT THE REORGANIZATION

      This is only a  summary  of the  material  terms  of the  Reorganization
Agreement. You should read the actual form of Reorganization  Agreement. It is attached as Exhibit A.

How will the Reorganization be carried out?

      If the shareholders of Capital Preservation Fund approve the
Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Capital Preservation Fund and Cash Reserves, including delivery of certain documents. The Closing Date is presently scheduled for January 28, 2005 and the Valuation Date is presently scheduled for January 27, 2005.

      If the shareholders of Capital Preservation Fund vote to approve the
Reorganization Agreement, you will receive Class A shares of Cash Reserves equal in value to the value as of the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) of your Class A shares of Capital Preservation Fund; Class B shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class B shares of Capital
Preservation Fund; Class C shares of Cash Reserves equal in value to the value as of the Valuation Date of your Class C shares of Capital Preservation
Fund or Class N shares of Cash Reserves equal in value to the value as of the
Valuation Date of your Class N shares of Capital Preservation Fund.  Capital
Preservation Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Capital Preservation Fund will be permanently closed at the close of business on the Valuation Date. Only redemption requests received by the Transfer Agent in proper form on or before the close of business on the Valuation Date will be fulfilled by
Capital Preservation Fund. Redemption requests received after that time will be considered requests to redeem shares of Cash Reserves.

      Shareholders of Capital Preservation Fund who vote their Class A, Class
B, Class C, or Class N shares in favor of the Reorganization will be electing in effect to redeem their shares of Capital Preservation Fund at net asset value on the Valuation Date, after Capital Preservation Fund subtracts a cash reserve, and reinvest the proceeds in Class A, Class B, Class C or Class N shares of Cash Reserves at net asset value. The cash reserve is that amount retained by Capital Preservation Fund, which is deemed sufficient in the discretion of the Board for the payment of the Fund's outstanding debts, taxes and expenses of liquidation. The cash reserve will consist of approximately $________ in cash. This amount of cash reserve is reflected in the pro forma presentation of net asset value per share. Cash Reserves is not assuming any debts of Capital Preservation Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the cash reserve will be those debts, taxes or expenses of liquidation incurred by Capital Preservation Fund on or before the Closing
Date. Capital Preservation Fund will recognize capital gain or loss on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Capital Preservation Fund's activities.

      Under the Reorganization Agreement, within one year after the Closing
Date, Capital Preservation Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the cash reserve to Cash Reserves, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Capital Preservation Fund who were shareholders on the
Valuation Date. The remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Capital
Preservation Fund shares outstanding on the Valuation Date. In order to qualify for this rebate, it is not necessary for a shareholder of Capital
Preservation Fund to continue to hold Cash Reserves shares received in the
Reorganization. If the cash reserve is insufficient to satisfy any of Capital
Preservation Fund's liabilities, the Manager will assume responsibility for any such unsatisfied liability. Within one year after the Closing Date,
Capital Preservation Fund will complete its liquidation.

      Under the Reorganization Agreement, either Capital Preservation Fund or
Cash Reserves may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates this Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this
Reorganization Agreement.

      To the extent permitted by law, the Funds may agree to amend the
Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Capital Preservation
Fund.

Who will pay the expenses of the Reorganization?

      The cost of printing and mailing the proxies and this Prospectus and
Proxy Statement will be borne by Capital Preservation Fund and are estimated to be $_________ and $________, respectively. The Funds will bear the cost of their respective tax opinions. Any documents such as existing prospectuses or annual reports that are included in the proxy mailing or at a shareholder's request will be a cost of the Fund issuing the document. Any other out-of-pocket expenses associated with the Reorganization will be paid by the
Funds in the amounts incurred by each. The approximate cost of the
Reorganization is $________ for Capital Preservation Fund and $_________ for
Cash Reserves.

What are the tax consequences of the Reorganization?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal
Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Capital Preservation Fund and Cash Reserves, it is expected to be the opinion of Deliotte & Touche LLP that shareholders of
Capital Preservation Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of
Cash Reserves, that shareholders of Cash Reserves will not recognize any gain or loss upon receipt of Capital Preservation Fund's assets, and that the holding period of Cash Reserves shares received in that exchange will include the period that Capital Preservation Fund shares were held (provided such shares were held as a capital asset on the Closing Date). Please see the
Agreement and Plan of Reorganization for more details.  If this tax opinion is not forthcoming by the Closing Date, the Fund may still choose to go forward with the Reorganization, pending re-solicitation of shareholders and shareholder approval. In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization.

      Immediately prior to the Valuation Date, Capital Preservation Fund will pay a dividend which will have the effect of distributing to Capital
Preservation Fund's shareholders all of Capital Preservation Fund's net investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of Capital Preservation Fund's shareholders as ordinary income and capital gain, respectively.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

What should I know about Class A, Class B, Class C and Class N shares of Cash
Reserves?

      The rights of shareholders of both Funds are substantially the same.
The only exceptions are that Capital Preservation Fund has a redemption fee and Cash Reserves does not.  Following the Reorganization, there will be no redemption fee if shares are redeemed.  Additionally, the contingent deferred sales charge structure for Class B shares of Capital Preservation Fund is lower than the contingent deferred sales charge structure for Class B shares of Cash Reserves.  Following the Reorganization, any Class B shares of
Capital Preservation Fund that were purchased prior to the Reorganization will be continue to be assessed the lower sales charge rates if those shares are redeemed.  This ensures that Class B shareholders of Capital Preservation
Fund are not disadvantaged by the Reorganization.  Any new Class B shares purchased after the Reorganization will be subject to the contingent deferred sales charge rates applicable to Class B shares of Cash Reserves.

      Class A, Class B, Class C and/or Class N shares of Cash Reserves will be distributed to shareholders of Class A, Class B, Class C and/or Class N shares of Capital Preservation Fund, respectively, in connection with the
Reorganization. Each share will be fully paid and nonassessable when issued will have no preemptive or conversion rights and will be transferable on the books of Cash Reserves. Each Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations.
Neither Fund permits cumulative voting. The shares of Cash Reserves will be recorded electronically in each shareholder's account. Cash Reserves will then send a confirmation to each shareholder. Shareholders of Capital
Preservation Fund holding certificates representing their shares will not be required to surrender their certificates in connection with the reorganization. However, former shareholders of Capital Preservation Fund whose shares are represented by outstanding share certificates will not be allowed to redeem, transfer or pledge shares of Cash Reserves they receive in the Reorganization until the exchanged Capital Preservation Fund certificates have been returned to the Transfer Agent. Like Capital Preservation Fund,
Cash Reserves does not routinely hold annual shareholder meetings.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      This section describes key investment policies of Capital Preservation
Fund and Cash Reserves, and certain noteworthy differences between the investment objectives and policies of the two Funds.

      Are there any significant differences between the investment objectives and strategies of the Funds?

      In considering whether to approve the Reorganization, shareholders of
Capital Preservation Fund should consider the differences in investment objectives, policies and risks of the Funds. Further information about Cash
Reserves is set forth in its Prospectus, as supplemented, which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.
Additional information about both Funds is set forth in their respective
Statements of Additional Information, Annual Reports and Semi-Annual Reports,
which may be obtained upon request to the Transfer Agent. See "Information about Capital Preservation Fund" and "Information about Cash Reserves."

            Capital Preservation Fund and Cash Reserves have similar
investment objectives.  Capital Preservation Fund seeks high current income while seeking to maintain a stable value per share.  Cash Reserves seek the maximum current income that is consistent with stability of principal.

      How do the investment policies of the Funds compare?

      Cash Reserves is a money market fund that seeks to maintain a stable net asset value of $1 per share.  Capital Preservation fund is a stable value fund.  Stable value products have the advantage of being permitted to invest in securities with longer durations than money market funds.  They also can invest in securities guaranteed for their book value for participant directed withdrawals.  Over the longer term, stable value products generally have a yield advantage over money market funds.

      Capital Preservation Fund is a fund of funds that invests primarily in shares of other income-seeking Oppenheimer funds including Oppenheimer
Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer Strategic
Income Fund, Oppenheimer U.S. Government Trust and Oppenheimer Money Market
Fund, Inc. The Fund invests principally in Oppenheimer Limited-Term
Government Fund and to a lesser extent in Oppenheimer Money Market Fund to help limit its duration and therefore to limit the volatility of its net asset value per share. However, the Fund's investment policies (and its wrapper agreement) permit it to hold up to 100% of its assets in money market securities (either shares of Oppenheimer Money Market Fund, Inc. or direct investments in money market instruments).  In addition, it invests in a wrapper agreement or agreements to help maintain a stable net asset value per share.

      Cash Reserves is a money market mutual fund that invests in high-quality money market instruments that comply with the requirements of
Rule 2a-7 to help maintain a stable net asset value while providing current income. Although money market investments are typically lower-yielding than intermediate or long-term bonds, both funds have investment policies that promote the goal of stability of principal, which is the chief goal of plan sponsors and fiduciaries that selected Capital Preservation Fund as an offering for their plans.

      In order to facilitate the reorganization of Capital Preservation Fund into Cash Reserves, Capital Preservation Fund must hold only Rule 2a-7 qualifying money market instruments at the time of the closing of the reorganization. Therefore, the Fund must redeem its holdings in Oppenheimer
Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer Strategic
Income Fund, Oppenheimer U.S. Government Trust and Oppenheimer Money Market
Fund, Inc. prior to the merger.  The Manager is currently working to structure the redemptions gradually to ensure that the Fund is fully invested in Rule 2a-7 qualified money market instruments prior to the Reorganization.

What are the main risks associated with an investment in the Funds?

      Like all investments, an investment in either of the Funds involves risk. There is no assurance that either Fund will meet its investment objective. The achievement of the Funds' goals depends upon market conditions, generally, and on the portfolio manager's analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds'
investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause a fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

Both Funds are subject to interest rate and credit rate risk.
o     Interest Rate Risks. The values of debt securities, including U.S.
      government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall and they may sell at a discount from their face amount. The magnitude of those fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities.

      For Capital Preservation Fund, some of the underlying funds in which the Fund invests, such as Oppenheimer Bond Fund and Oppenheimer
      Strategic Income Fund, typically invest in debt securities that have longer maturities, and changes in values of the shares of those funds when interest rates change could make the value of the Capital
      Preservation Fund's share prices change unless the Fund's wrapper agreements are sufficient to enable the Fund to maintain stable share prices. Additionally, when interest rates fall, the underlying funds'
      investments in new securities will have lower yields, possibly reducing the Fund's income from those investments.

o     Credit Risks. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer of a debt security held by the Fund directly or through an underlying fund fails to pay interest, that fund's income might be reduced. If the issuer fails to repay principal, the value of that security and the Funds' shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

      For Capital Preservation Fund, some of the underlying funds, such as
      Oppenheimer Bond Fund and Oppenheimer Strategic Income Fund, invest in securities that are below investment grade in credit quality, which have greater risks than U.S. government securities or other investment grade debt securities.

Additional Risks for Capital Preservation Fund

o     Risks under its wrapper agreement.  While a wrapper agreement is intended to offset changes in the book value of the Capital
      Preservation Fund's investments and help the Fund maintain stable share prices at $10.00 per share, there can be no guarantee that the Fund's wrapper agreements will enable the Fund to meet those goals. Because there is no active trading market for wrapper agreements, they are illiquid investments, which means that the Fund cannot quickly sell or assign its position at an acceptable price. There is the risk that the provider of a wrapper agreement might default on its obligations to the
      Fund. If the Fund defaults in its obligations under a wrapper agreement, for example, by violating any investment limitations imposed under the agreement, the issuer might terminate the agreement.

      The universe of financial institutions offering wrapper agreements is limited, and there is the risk that the Fund might not be able to purchase wrapper agreements or might not be able to buy them at a competitive cost. It is also possible that the Fund might not be able to buy wrapper agreements to cover all of its portfolio investments. If a wrapper agreement were terminated, the Fund might not be able to secure a replacement agreement as to the assets covered by the terminated agreement. The Fund pays fees to the wrapper provider, increasing the Fund's expenses and reducing the Fund's overall returns.

      If any of those events were to occur, there is a risk that the price of the Fund's shares could fall below $10.00 per share. That could occur if market or economic conditions or political events affect the value of the Fund's investments, if prevailing interest rates rise causing the values of the Fund's investments in debt securities to fall, if the
      Fund's attempts to limit its effective average portfolio duration are unsuccessful, or if the issuer of a debt security the Fund buys defaults on its obligation to pay interest or repay principal.

      The Fund's Board of Trustees has valued the wrapper agreement pursuant to its fair valuation procedures at "contract value," that is, the difference between book value of the wrapper agreement and the current market value of the Fund's assets that are covered by the wrapper agreement. If the Board were to determine in good faith to assign a value to the wrapper agreement other than contract value, then the Fund may not be able to maintain a stable net asset value per share.

o     Risks of investing in the underlying funds. Each of the underlying
      Oppenheimer funds in which Capital Preservation Fund invests has its own investment risks, and those risks can affect the value of each fund's shares and therefore the value of the Fund's investment.
      Oppenheimer Strategic Income Fund typically invests substantial portions of its assets in foreign securities. While foreign securities may offer special investment opportunities, they also have special risks that can reduce the share prices and income of that underlying fund. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the underlying funds make from the income they receive from foreign securities if foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the underlying funds, reducing the income they pay to shareholders such as the Fund.

      All investments have risks to some degree.  However, Cash Reserves'
investments must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. Those standards include requirements for maintaining high credit quality in the Fund's portfolio, a short average portfolio maturity to reduce the effects of changes in prevailing interest rates on the value of the Fund's securities and diversifying the Fund's investments among issuers to reduce the effects of a default by any one issuer on the Fund's overall portfolio and the value of the Fund's shares.

      Even so, there are risks that any of the Cash Reserves' holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Fund's investments (and its share prices) to fall. As a result, there is a risk that the Fund's shares could fall below $1.00 per share. If there is a high redemption demand for the Fund's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. Also, there is the risk that the value of an investment in Cash Reserves could be eroded over time by the effects of inflation, and that poor security selection could cause the Fund to underperform other funds that have a similar objective.

      Additionally, while Capital Preservation Fund's goal of maintaining stable share prices may reduce the volatility of investing in the Fund while seeking current income, because the Fund will not seek capital gains or growth in the value of its shares, the costs of its wrapper agreements will reduce its returns and there is the risk that its total return may be less than an investment in funds that focus on stocks or higher-yielding bonds.
As Capital Preservation Fund moves to being more fully invested in money market securities, its investment risks will be more similar to those of Cash
Reserves.

What are the fundamental investment restrictions of the Funds?

      Both Capital Preservation Fund and Cash Reserves have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the
Funds and are discussed below:

o     Neither Fund can buy securities issued or guaranteed by any one issuer
      (other than an underlying fund for Capital Preservation Fund) if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets.
      The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities. This means that each Fund is presently a "diversified" investment company under the Investment
      Company Act.

o     Neither Fund can buy or sell real estate. However, Cash Reserves can purchase securities of issuers holding real estate or interests in real estate.

o     Neither Fund can underwrite securities of other companies. A permitted exception is in case a Fund is deemed to be an underwriter under the
      Securities Act of 1933 when reselling any securities held in its own portfolio.

o     Neither Fund can issue "senior securities," but this does not prohibit certain investment activities for which assets of the Funds are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. For Capital
      Preservation Fund, some examples of those activities may include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o     Neither  Fund can lend  money.  However,  the Funds  can  invest in debt
      instruments,   repurchase  agreements,   and  make  loans  of  portfolio
      securities.  Additionally,  Capital  Preservation Fund can lend money to other  affiliated  funds provided that no such loan may be made if, as a result,  the  aggregate  of such loans would exceed 33 1/3% of the value of its total  assets  (taken at market  value at the time of such loans)
      subject  to  obtaining  all  required   authorizations   and  regulatory
      approvals;

o     Neither Fund can concentrate investments. That means neither Fund can invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.  Additionally, for Cash Reserves obligations of foreign banks or foreign branches of domestic banks, time deposits, and other bank obligations are not considered to be part of an "industry" for purposes of this restriction.

o     Neither fund can invest in commodities or commodity contracts;  however, the Capital  Preservation Fund may use hedging  instruments  approved by its  Board  whether  or not  such  hedging  instruments  are  considered commodities or commodity contracts;

o     Capital  Preservation Fund cannot borrow money in excess of one-third of the value of its  total  assets.  The Fund can  borrow  only from  other affiliated  funds and from banks for  temporary or  emergency  purposes, and the Fund can borrow  only from banks for  investment  purposes.  The
      Fund  can  borrow  only  if it  maintains  a 300%  ratio  of  assets  to borrowings  at all  times in the  manner  set  forth  in the  Investment
      Company Act;

o     Cash Reserves cannot borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Fund may be pledged, mortgaged or assigned to secure a debt.

o     Cash Reserves cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

o     Neither Fund can buy securities on margin or make short sales. However, the Funds can make margin deposits in connection with its use of hedging instruments. For Capital Preservation Fund, this is a non-fundamental policy.

o     Capital Preservation Fund cannot invest in companies for the purpose of acquiring control or management of those companies.

o     Cash Reserves cannot invest in securities of other investment companies, except if it acquires them as part of a merger, consolidation or acquisition of assets.  This is a non-fundamental policy.

o     Cash Reserves cannot invest more than 5% of its total assets in securities of companies that have operated less than three years, including the operations of predecessors

How do the account features and shareholder services for the Funds compare?

      Investment Management- Pursuant to each Fund's investment advisory agreement, the Manager acts as the investment advisor for both Funds. The
Manager selects securities for each Fund's portfolio and handles its day-to-day business. The portfolio manager of each Fund is employed by the
Manager and is the person who is principally responsible for the day-to-day management of that Fund's portfolio. Other members of the Manager's portfolio staff provide the portfolio managers with counsel and support in managing each Fund's portfolio.

      The advisory agreements require the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

      Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

      Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate. The agreements permit the
Manager to act as investment advisor for any other person, firm or corporation. Pursuant to each agreement, the Manager is permitted to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to either Fund, the Manager may withdraw the right of that Fund to use the name "Oppenheimer" as part of its name.

      The Manager is controlled by  Oppenheimer  Acquisition  Corp., a holding company  owned  in part by  senior  officers  of the  Manager  and  ultimately controlled  by  Massachusetts  Mutual Life  Insurance  Company,  a mutual life insurance  company that also advises  pension plans and investment  companies.
The Manager has been an investment  advisor  since  January 1960.  The Manager
(including  subsidiaries  and an affiliate)  managed more than $150 billion in assets as of September 30, 2004,  including other  Oppenheimer funds with more than 7 million  shareholder  accounts.  The  Manager is located at 225 Liberty
Street, 11th Floor, New York, New York 10281-1008.  OppenheimerFunds Services,
a division of the Manager,  acts as transfer and  shareholder  servicing agent for both Capital  Preservation  Fund and Cash  Reserves and for certain  other open-end funds managed by the Manager and its affiliates.

      Distribution - Pursuant to each Fund's General Distributor's Agreement, the Distributor acts as principal underwriter in a continuous public offering of shares of Capital Preservation Fund and Cash Reserves, but is not
obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor, except for those for which the Distributor is paid under each Fund's Rule 12b-1 Distribution and Service Plan, described above.

      Purchases and Redemptions - Both Funds are part of the OppenheimerFunds family of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are substantially the same. Shares of either Fund may be exchanged for shares of the same class of other
Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

      The initial and subsequent minimum investment amounts for the purchase of shares are substantially the same except that Cash Reserves has a minimum initial investment for non-retirement plans of $1,000.  Cash Reserves has no
initial sales charge for the purchases of Class A shares.   Capital
Preservation Fund has a maximum initial sales charge of 3.5% on Class A shares for purchases of less than $100,000. The sales charge of 3.5% is reduced for purchases of Class A shares of $100,000 or more. Investors who purchase $1 million or more of Class A shares of Capital Preservation Fund pay no initial sales charge but may have to pay a contingent deferred sales charge of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased.

      Class B shares of the Funds are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. For Cash
Reserves the CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. For Capital
Preservation Fund the CDSC begins at 4% for shares redeemed in the first year and declines to 1% in the fifth year and is eliminated after that.  Class B shares for both funds convert to Class A shares 72 months after they were purchased.  Following the Reorganization, any Class B shares of Capital
Preservation Fund that were purchased prior to the Reorganization will continue to be assessed the lower sales charge rates if those shares are redeemed.  This ensures that Class B shareholders of Capital Preservation
Fund are not disadvantaged by the Reorganization.  Any new Class B shares purchased after the Reorganization will be subject to the contingent deferred sales charge rates applicable to Class B shares of Cash Reserves.

      Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class
N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan's first purchase of N shares, a CDSC of 1% may be deducted.

      Additionally, Capital Preservation Fund assesses a redemption fee of 2%
for redemptions of Fund shares that are (i) redeemed for reasons other than to fund a "benefit sensitive withdrawal, and  (ii) made on less than 12 months' prior written notice to the Fund.  The redemption fee does not apply to any redemptions of the Fund shares for the purpose of exchanging the redemption proceeds to another Plan investment option provided that Plan
investment option does not have a duration of 3 years or less.   A "benefit
sensitive withdrawal" is a withdrawal that occurs (i) due to the Plan participant's death, retirement, disability, separation from service, (ii) to fund Plan participant loans, or (iii) as another type of "in service"
withdrawal made under terms of the Plan. The Fund reserves the right to deduct the redemption fee from the redemption proceeds if 15% or more of Plan assets invested in the Fund are redeemed within five business days, pending a determination by the Fund of whether the redemption fee is applicable. See the Statement of Additional Information for Capital Preservation Fund for
more information about how the redemption fee applies to withdrawals caused by certain events affecting the employer.

      Class A, Class B, Class C and Class N shares of Cash Reserves received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC or redemption fee will be imposed on any Capital
Preservation Fund shares exchanged for Cash Reserves shares as a result of the Reorganization. However, any CDSC that applies to Capital Preservation
Fund shares as of the date of the exchange will carry over to Cash Reserves shares received in the Reorganization.

      Shareholder Services--Both Funds also offer the following privileges:
(i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for
shareholders who own shares of the Funds valued at $5,000 or more, (vii)
AccountLink and PhoneLink arrangements, (viii) exchanges of shares for shares of the same class of certain other funds at net asset value, and (ix)
telephone and Internet redemption and exchange privileges. Cash Reserves also offers wire redemptions of fund shares and checkwriting for accounts that are not subject to a CDSC. All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the
Funds' respective prospectuses.

      Dividends and Distributions - Both Funds intend to declare dividends separately for each class of shares from net investment income on a daily basis and to pay those dividends to shareholders monthly.  Dividends and the distributions paid on Class A, Class B, Class C or Class N shares may vary over time, depending on market conditions, the composition of the Funds'
portfolios, and expenses borne by the particular class of shares. Dividends paid on Class A shares will generally be higher than those paid on Class B,
Class C or Class N shares, which normally have higher expenses than Class A.
The Funds have no fixed dividend rates and there can be no guarantee that either Fund will pay any dividends or distributions.

      Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal years.

                              VOTING INFORMATION

How many votes are necessary to approve the Reorganization Agreement?

      The affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of Capital
Preservation Fund, voting in the aggregate and not by class, is necessary to approve the Reorganization Agreement and the transactions contemplated thereby. As defined in the Investment Company Act, the vote of a majority of the outstanding voting securities means the vote of (1) 67% or more of
Capital Preservation Fund's outstanding shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Capital
Preservation Fund held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the
Meeting to permit further solicitation of proxies.

How do I ensure my vote is accurately recorded?

      You can vote in either of three ways:
o     By mail, with the enclosed proxy card.
o     In person at the Meeting (if you are a record owner).
o     By telephone (please see the insert for instructions).

      A proxy card is, in essence,  a ballot.  If you simply sign and date the proxy but give no voting  instructions,  your shares will be voted in favor of the  Reorganization  Agreement.  Shareholders  may  also  be  able  to vote by telephone to the extent permitted by state law.

Can I revoke my proxy?

Yes. You may revoke your proxy at any time before it is voted by (i) writing to the Secretary of Capital Preservation Fund at 225 Liberty Street, 11th
Floor, New York, New York 10281-1008 (if received in time to be acted upon);
(ii) attending the Meeting and voting in person; or (iii) signing and returning a later-dated proxy (if returned and received in time to be voted).

What other matters will be voted upon at the Meeting?

      The Board of Trustees of Capital Preservation Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matters legally come before the Meeting, the proxy ballots confer discretionary authority with respect to such matters, and it is the intention of the persons named to vote proxies to vote in accordance with their judgment in such matters.

Who is entitled to vote?

      Shareholders of record of Capital Preservation Fund at the close of business on November 15, 2004, (the "record date") will be entitled to vote at the Meeting. On November 15, 2004, there were __________ outstanding shares of Capital Preservation Fund, consisting of ___________ Class A shares, _________ Class B shares, ___________ Class C shares, and ___________
Class N shares. Proxies representing abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the
Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters and proposals and motions to be voted upon at the Meeting have been approved. For purposes of the Meeting, a majority of shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum. Cash Reserves shareholders do not vote on the Reorganization.

What other solicitations will be made?

      Capital Preservation Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record, and may reimburse them for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers of Capital Preservation Fund or officers and employees of OppenheimerFunds Services, without extra pay, may conduct additional solicitations personally or by telephone or telegraph. Any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Capital Preservation
Fund's expense. If a proxy solicitation firm is hired, it is anticipated that the cost to Capital Preservation Fund of engaging a proxy solicitation firm would not exceed $____________, plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for resolicitation of votes.

      Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, and the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules, the shares represented thereby will be considered to be present at the Meeting for purposes of only determining the quorum ("broker non-votes"). Because of the need to obtain a vote of the majority of the outstanding voting securities for the
Reorganization proposal to pass, abstentions and broker non-votes will have the same effect as a vote "against" the Proposal.

                    INFORMATION ABOUT CAPITAL PRESERVATION FUND

      Information about Capital Preservation Fund is included in the current
Capital Preservation Fund Prospectus dated December 23, 2003 and its supplements dated July 6, 2004, September 30, 2004 and October 11, 2004.
These documents have been filed with the SEC (SEC file no. 811-09097) and are incorporated herein by reference. Additional information about Capital
Preservation Fund is also included in the Fund's Statement of Additional
Information dated December 23, 2003 and its supplements dated December 23,
2003 and July 6, 2004, its Annual Report dated October 31, 2003 and
Semi-Annual Report dated April 30, 2004, respectively, which have been filed with the SEC. You may request free copies of these or other documents relating to Capital Preservation Fund by calling 1.800.708.7780 or by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, CO 80217. Reports and
other information filed by Capital Preservation Fund can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone
1.202.942.8090) or the EDGAR database on the SEC's Internet website at
www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                          INFORMATION ABOUT CASH RESERVES

      Information about Cash Reserves is included in Cash Reserves'
Prospectus dated September 24, 2004, which accompanies and is considered a part of this Prospectus and Proxy Statement. Additional information about
Cash Reserves is included in the Fund's Statement of Additional Information dated September 24, 2004 and its Annual Report dated July 31, 2004, which have been filed with the SEC (SEC file no. 811-1810). You may request a free copy of these materials and other information by calling 1.800.708.7780 or by writing to Cash Reserves at OppenheimerFunds Services, P.O. Box 5270, Denver,
CO 80217. Cash Reserves also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the Investment Company Act. These
materials can be inspected and copied at: the SEC's Public Reference Room in
Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's
Internet website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

                               PRINCIPAL SHAREHOLDERS

      As of November 15, 2004, the officers and Trustees of Capital
Preservation Fund as a group and of Cash Reserves as a group, owned less than
1% of the outstanding voting shares of their respective Fund. As of November
15, 2004, the only persons who owned of record or were known by Capital
Preservation Fund or Cash Reserves to own beneficially 5% or more of any class of the outstanding shares of that respective Fund are listed in Exhibit
B.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
December 3, 2004

                                       Appendix to Proxy Statement

      Graphic  Material  included in the Proxy Statement for both  Oppenheimer
Cash  Reserves  and  Oppenheimer  Capital   Preservation  Fund  regarding  the
"Annual Total Return (Class A) (as of 12/31 each year)":

      A  bar  chart  will  be  included  in  the  Proxy   Statement  for  both
Oppenheimer Capital  Preservation Fund and Oppenheimer Cash Reserves depicting the annual  total  return of a  hypothetical  investment  in Class A shares of each Fund for the end of the most recent  calendar  years , without  deducting sales  charges or taxes.  Set forth  below are the  relevant  data points that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:                 Oppenheimer Cash Reserves
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/94                                 3.22%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/95                                 4.84%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/96                                 4.51%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/97                                 4.48%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 4.57%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 4.40%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 5.51%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 3.29%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                 0.82%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 0.28%
--------------------------------------------------------------------------------

Calendar      Oppenheimer
Year          Capital Preservation Fund
Ended         Annual Total Returns
-----         --------------------

12/31/00      6.21%
12/31/01      5.94%
12/31/02      4.76%

35

                        EXHIBITS TO THE COMBINED PROXY
                           STATEMENT AND PROSPECTUS

Exhibit
-------

A  Agreement and Plan of Reorganization between Oppenheimer Capital
   Preservation Fund and Oppenheimer Cash Reserves

B  Major Shareholders

A-12

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of
October 6, 2004 by and between Oppenheimer Capital Preservation Fund
("Capital Preservation Fund"), a Massachusetts business trust and Oppenheimer
Cash Reserves ("Cash Reserves"), a Massachusetts business trust.

                             W I T N E S S E T H:

      WHEREAS, the parties are each open-end investment companies of the management type; and

      WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as
amended (the "Code"), of Capital Preservation Fund through the acquisition by
Cash Reserves of substantially all of the assets of Capital Preservation Fund in exchange for the voting shares of beneficial interest ("shares") of Class
A, Class B, Class C and Class N shares of Cash Reserves and the assumption by
Cash Reserves of certain liabilities of Capital Preservation Fund, which
Class A, Class B, Class C, and Class N shares of Cash Reserves are to be distributed by Capital Preservation Fund pro rata to its shareholders in complete liquidation of Capital Preservation Fund and complete cancellation of its shares;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

   1. The parties hereto hereby adopt this Agreement and Plan of
Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Cash
Reserves of substantially all of the assets of Capital Preservation Fund in exchange for Class A, Class B, Class C and Class N shares of Cash Reserves and the assumption by Cash Reserves of certain liabilities of Capital
Preservation Fund, followed by the distribution of such Class A, Class B,
Class C and Class N shares of Cash Reserves to the Class A, Class B, Class C and Class N shareholders of Capital Preservation Fund in exchange for their
Class A, Class B, Class C and Class N shares of Capital Preservation Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

      The share transfer books of Capital Preservation Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by
Capital Preservation Fund; redemption requests received by Capital
Preservation Fund after that date shall be treated as requests for the redemption of the shares of Cash Reserves to be distributed to the shareholder in question as provided in Section 5 hereof.

   2. On the Closing Date (as hereinafter defined), all of the assets of
Capital Preservation Fund on that date, excluding a cash reserve (the "cash reserve") to be retained by Capital Preservation Fund sufficient in its discretion for the payment of the expenses of Capital Preservation Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Cash Reserves, in exchange for and against delivery to Capital Preservation Fund on the
Closing Date of a number of Class A, Class B, Class C and Class N shares of
Cash Reserves, having an aggregate net asset value equal to the value of the assets of Capital Preservation Fund so transferred and delivered.

   3. The net asset value of Class A, Class B, Class C and Class N shares of
Cash Reserves and the value of the assets of Capital Preservation Fund to be transferred shall in each case be determined as of the close of business of
The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B, Class C and Class N shares of Cash
Reserves and the Class A, Class B, Class C and Class N shares of Capital
Preservation Fund shall be done in the manner used by Cash Reserves and
Capital Preservation Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Cash Reserves in such computation shall be applied to the valuation of the assets of Capital Preservation Fund to be transferred to Cash Reserves.

    Capital Preservation Fund shall declare and pay, immediately prior to the
Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Capital Preservation
Fund's shareholders all of Capital Preservation Fund's investment company taxable income for taxable years ending on or prior to the Closing Date
(computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing
Date (after reduction for any capital loss carry-forward).

   4. The closing (the "Closing") shall be at the offices of
OppenheimerFunds, Inc. (the "Agent"), 6803 S. Tucson Way, Centennial, CO
80112, on such time or such other place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing
Date is herein referred to as the "Valuation Date."

    In the event that on the Valuation Date either party has, pursuant to the
Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

   5. In conjunction with the Closing, Capital Preservation Fund shall distribute on a pro rata basis to the shareholders of Capital Preservation
Fund as of the Valuation Date Class A, Class B, Class C and Class N shares of
Cash Reserves received by Capital Preservation Fund on the Closing Date in exchange for the assets of Capital Preservation Fund in complete liquidation of Capital Preservation Fund; for the purpose of the distribution by Capital
Preservation Fund of Class A, Class B, Class C and Class N shares of Cash
Reserves to Capital Preservation Fund's shareholders, Cash Reserves will promptly cause its transfer agent to: (a) credit an appropriate number of
Class A, Class B, Class C and Class N shares of Cash Reserves on the books of
Cash Reserves to each Class A, Class B, Class C and Class N shareholder of
Capital Preservation Fund in accordance with a list (the "Shareholder List")
of Capital Preservation Fund shareholders received from Capital Preservation
Fund; and (b) confirm an appropriate number of Class A, Class B, Class C and
Class N shares of Cash Reserves to each Class A, Class B, Class C and Class N shareholder of Capital Preservation Fund.

    The Shareholder List shall indicate, as of the close of business on the
Valuation Date, the name and address of each shareholder of Capital
Preservation Fund, indicating his or her share balance. Capital Preservation
Fund agrees to supply the Shareholder List to Cash Reserves not later than the Closing Date. Shareholders of Capital Preservation Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the
Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Cash Reserves which they received.

   6. Within one year after the Closing Date, Capital Preservation Fund shall
(a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the cash reserve to Cash Reserves, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or
(ii) distribute such remaining amount to the shareholders of Capital
Preservation Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Capital Preservation Fund outstanding on the Valuation Date.

   7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Cash
Reserves will be in compliance with all of its investment policies and restrictions. At the Closing, Capital Preservation Fund shall deliver to Cash
Reserves two copies of a list setting forth the securities then owned by
Capital Preservation Fund. Promptly after the Closing, Capital Preservation
Fund shall provide Cash Reserves a list setting forth the respective federal income tax bases thereof.

   8. Portfolio securities or written evidence acceptable to Cash Reserves of record ownership thereof by Captial Preservation Fund's Custodian Bank, The
Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Capital Preservation Fund pursuant to Rule
17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Capital
Preservation Fund on the Closing Date to Cash Reserves, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Cash Reserves for the account of Cash Reserves. Class A, Class B, Class C and Class N shares of
Cash Reserves representing the number of Class A, Class B, Class C and Class
N shares of Cash Reserves being delivered against the assets of Capital
Preservation Fund, registered in the name of Capital Preservation Fund, shall be transferred to Capital Preservation Fund on the Closing Date. Such shares shall thereupon be assigned by Capital Preservation Fund to its shareholders so that the shares of Cash Reserves may be distributed as provided in Section
5.

      If, at the Closing Date, Capital Preservation Fund is unable to make delivery under this Section 8 to Cash Reserves of any of its portfolio securities or cash for the reason that any of such securities purchased by
Capital Preservation Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or
Capital Preservation Fund's custodian, then the delivery requirements of this
Section 8 with respect to said undelivered securities or cash will be waived and Capital Preservation Fund will deliver to Cash Reserves by or on the
Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Cash Reserves, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Cash Reserves.

   9. Cash Reserves shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Capital Preservation Fund, but Capital
Preservation Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Capital Preservation Fund. Capital Preservation Fund and Cash Reserves
share the cost of the tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of
Cash Reserves and Capital Preservation Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Capital Preservation Fund and Cash Reserves, respectively, in the amounts so incurred by each.

   10.      The obligations of Cash Reserves hereunder shall be subject to the following conditions:

      A. The Board of Trustees of Capital Preservation Fund shall have authorized the execution of the Agreement, and the shareholders of Capital
Preservation Fund shall have approved the Agreement and the transactions contemplated hereby, and Capital Preservation Fund shall have furnished to
Cash Reserves copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Capital Preservation Fund; such shareholder approval shall have been by the affirmative vote required by the
Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

      B. Cash Reserves shall have received an opinion dated as of the Closing
Date from counsel to Capital Preservation Fund, to the effect that (i)
Capital Preservation Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of
Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Capital Preservation Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by
Capital Preservation Fund. Massachusetts counsel may be relied upon for this opinion.

      C. The representations and warranties of Capital Preservation Fund contained herein shall be true and correct at and as of the Closing Date, and
Cash Reserves shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the
Treasurer or the Assistant Treasurer of Capital Preservation Fund, dated as of the Closing Date, to that effect.

D.    On the Closing Date, Capital Preservation Fund shall have furnished to
Cash Reserves a certificate of the Treasurer or Assistant Treasurer of
Capital Preservation Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Capital
Preservation Fund as of the Closing Date.

      E. The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Capital Preservation Fund at the close of business on the Valuation Date.

F.    A Registration Statement on Form N-14 filed by Cash Reserves under the
Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

      G. On the Closing Date, Cash Reserves shall have received a letter of
Robert G. Zack or other senior executive officer of OppenheimerFunds, Inc.
acceptable to Cash Reserves, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing
Date there were any material, actual or contingent liabilities of Capital
Preservation Fund arising out of litigation brought against Capital
Preservation Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Capital Preservation Fund delivered to Cash Reserves. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

      H. Cash Reserves shall have received an opinion, dated as of the
Closing Date, of Deloitte & Touche LLP (or an appropriate substitute tax expert), to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

I.    Cash Reserves shall have received at the Closing all of the assets of
Capital Preservation Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

   11.      The obligations of Capital Preservation Fund hereunder shall be subject to the following conditions:

      A. The Board of Trustees of Cash Reserves shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and
Cash Reserves shall have furnished to Capital Preservation Fund copies of resolutions to that effect certified by the Secretary or the Assistant
Secretary of Cash Reserves.

      B. Capital Preservation Fund's shareholders shall have approved the
Agreement and the transactions contemplated hereby, by an affirmative vote required by the Massachusetts Law and its charter documents and Capital
Preservation Fund shall have furnished Cash Reserves copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Capital
Preservation Fund.

      C. Capital Preservation Fund shall have received an opinion dated as of the Closing Date from counsel to Cash Reserves, to the effect that (i) Cash
Reserves is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Cash Reserves and to authorize effectively the transactions contemplated by the Agreement have been taken by Cash Reserves, and (iii) the shares of Cash Reserves to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth under "Shareholder and
Trustee Liability" in Cash Reserves' Statement of Additional Information.
Massachusetts counsel may be relied upon for this opinion.

      D. The representations and warranties of Cash Reserves contained herein shall be true and correct at and as of the Closing Date, and Capital
Preservation Fund shall have been furnished with a certificate of the
President, a Vice President or the Secretary or the Assistant Secretary or
the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

     E.  Capital  Preservation  Fund shall have  received an opinion of Deloitte
&  Touche LLP (or an  appropriate  substitute tax expert) to the effect that the federal tax  consequences of the  transaction,  if carried out in the manner outlined in the Agreement and in accordance with (i) Capital Preservation Fund's representation  that there is no plan or intention  by any Capital  Preservation
Fund shareholder who owns 5% or more of Capital  Preservation Fund's outstanding shares, and, to Capital Preservation Fund's best knowledge,  there is no plan or intention on the part of the remaining Capital  Preservation Fund  shareholders, to redeem,  sell,  exchange or  otherwise  dispose of a number of Cash  Reserves shares received in the transaction that would reduce Capital  Preservation  Fund shareholders'  ownership of Cash Reserves  shares to a number of shares having a value,  as of the  Closing  Date,  of less  than 50% of the  value of all of the formerly  outstanding Capital  Preservation Fund shares as of the same date, and
(ii) the  representation by each of Capital  Preservation Fund and Cash Reserves that, as of the Closing Date,  Capital  Preservation Fund and Cash Reserves will qualify as regulated  investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

1.    The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the
Code, and under the regulations promulgated thereunder.

         2. Capital Preservation Fund and Cash Reserves will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the
Code.

         3. No gain or loss will be recognized by the shareholders of Capital
Preservation Fund upon the distribution of Class A, Class B, Class C and
Class N shares of beneficial interest in Cash Reserves to the shareholders of
Capital Preservation Fund pursuant to Section 354 of the Code.

         4. Under Section 361(a) of the Code no gain or loss will be recognized by Capital Preservation Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B, Class C and
Class N shares of Cash Reserves.

         5. Under Section 1032 of the Code no gain or loss will be recognized by Cash Reserves by reason of the transfer of substantially all of Capital
Preservation Fund's assets in exchange for Class A, Class B, Class C and
Class N shares of Cash Reserves and Cash Reserves' assumption of certain liabilities of Capital Preservation Fund.

         6. The shareholders of Capital Preservation Fund will have the same tax basis and holding period for the Class A, Class B, Class C and Class N shares of beneficial interest in Cash Reserves that they receive as they had for Capital Preservation Fund shares that they previously held, pursuant to
Section 358(a) and 1223(1), respectively, of the Code.

         7. The securities transferred by Capital Preservation Fund to Cash
Reserves will have the same tax basis and holding period in the hands of Cash
Reserves as they had for Capital Preservation Fund, pursuant to Section
362(b) and 1223(1), respectively, of the Code.

      F. The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Capital Preservation Fund at the close of business on the Valuation Date.

      G. A Registration Statement on Form N-14 filed by Cash Reserves under the 1933 Act, containing a preliminary form of the Proxy Statement and
Prospectus, shall have become effective under the 1933 Act.

      H. On the Closing Date, Capital Preservation Fund shall have received a letter of Robert G. Zack or other senior executive officer of
OppenheimerFunds, Inc. acceptable to Capital Preservation Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Cash Reserves arising out of litigation brought against Cash Reserves or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Cash Reserves delivered to Capital Preservation Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I.    Capital Preservation Fund shall acknowledge receipt of the Class A,
Class B, Class C and Class N shares of Cash Reserves.

   12.      Capital Preservation Fund hereby represents and warrants that:

      A. The audited financial statements of Capital Preservation Fund as of
October 31, 2003 and unaudited financial statements as of April 30, 2004 heretofore furnished to Cash Reserves, present fairly the financial position, results of operations, and changes in net assets of Capital Preservation Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from April
30, 2004 through the date hereof there have not been, and through the Closing
Date there will not be, any material adverse change in the business or financial condition of Capital Preservation Fund that have not been disclosed to Cash Reserves, it being agreed that a decrease in the size of Capital
Preservation Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.    Contingent upon approval of the Agreement and the transactions contemplated thereby by Capital Preservation Fund's shareholders, Capital
Preservation Fund has authority to transfer all of the assets of Capital
Preservation Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.    The Prospectus, as amended and supplemented, contained in Capital
Preservation Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      D. There is no material contingent liability of Capital Preservation
Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Capital Preservation Fund, threatened against Capital Preservation Fund, not reflected in such
Prospectus;

      E. Except for the Agreement, there are no material contracts outstanding to which Capital Preservation Fund is a party other than those ordinary in the conduct of its business;

      F. Capital Preservation Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the
Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Capital Preservation Fund that is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

      G. All Federal and other tax returns and reports of Capital
Preservation Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Capital Preservation Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

      H. Capital Preservation Fund has elected that Capital Preservation Fund be treated as a regulated investment company and, for each fiscal year of its operations, Capital Preservation Fund has met the requirements of Subchapter
M of the Code for qualification and treatment as a regulated investment company and Capital Preservation Fund intends to meet such requirements with respect to its current taxable year.

13.   Cash Reserves hereby represents and warrants that:

A.    The audited financial statements of Cash Reserves as of July 31, 2004 heretofore furnished to Capital Preservation Fund, present fairly the financial position, results of operations, and changes in net assets of Cash
Reserves, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from July 31, 2004 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Cash Reserves that have not been disclosed to Capital Preservation, it being understood that a decrease in the size of
Cash Reserves due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.    The Prospectus, as amended and supplemented, contained in Cash
Reserves' Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      C. Except for this Agreement, there is no material contingent liability of Cash Reserves and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Cash Reserves, threatened against Cash Reserves, not reflected in such Prospectus;

      D. Except for this Agreement, there are no material contracts outstanding to which Cash Reserves is a party other than those ordinary in the conduct of its business;

      E. Cash Reserves is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;
Cash Reserves has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A, Class B, Class C and Class N shares of Cash
Reserves which it issues to Capital Preservation Fund pursuant to the
Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as set forth under "Shareholder & Trustee Liability"
in Cash Reserves' Statement of Additional Information, will conform to the description thereof contained in Cash Reserves' Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Cash Reserves is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

      F. All federal and other tax returns and reports of Cash Reserves required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Cash
Reserves, no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Cash Reserves ended July 31, 2004 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

      G. Cash Reserves has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Cash Reserves has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Cash Reserves intends to meet such requirements with respect to its current taxable year;

      H. Cash Reserves has no plan or intention (i) to dispose of any of the assets transferred by Capital Preservation Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class
B, Class C and Class N shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

      I. After consummation of the transactions contemplated by the
Agreement, Cash Reserves intends to operate its business in a substantially unchanged manner.

     14.Each  party hereby  represents to the other that no broker or finder has been  employed  by  it  with  respect  to  the  Agreement  or  the  transactions contemplated  hereby.  Each party also represents and warrants to the other that the information  concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue  statement of a material  fact or omit to state a fact necessary to make the  statements  concerning it therein not misleading and that the financial  statements  concerning it will present the information shown fairly in accordance with generally accepted accounting  principles applied on a basis  consistent  with the  preceding  year.  Each  party also  represents  and warrants to the other that the Agreement is valid,  binding and  enforceable  in accordance  with its terms and that the execution,  delivery and  performance of the Agreement  will not result in any violation of, or be in conflict  with, any provision of any charter,  by-laws,  contract,  agreement,  judgment,  decree or order to which it is subject  or to which it is a party.  Cash  Reserves  hereby represents  to  and  covenants  with  Capital  Preservation  Fund  that,  if the reorganization  becomes effective,  Cash Reserves will treat each shareholder of
Capital  Preservation Fund who received any of Cash Reserves' shares as a result of the  reorganization  as having made the minimum initial purchase of shares of
Cash Reserves  received by such shareholder for the purpose of making additional investments in shares of Cash Reserves, regardless of the value of the shares of
Cash Reserves received.

     15.Cash  Reserves  agrees  that it will  prepare  and  file a  Registration
Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy  statement and prospectus  contemplated by Rule 145 under the 1933 Act.
The final form of such proxy  statement  and  prospectus  is  referred to in the
Agreement as the "Proxy  Statement  and  Prospectus."  Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such  information  concerning  itself for  inclusion  in the Proxy
Statement and  Prospectus  as may be necessary or desirable in this  connection.
Capital  Preservation  Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts,  following the Closing, and, upon
Closing, to cause the cancellation of its outstanding shares.

     16.The  obligations  of the parties shall be subject to the right of either party to abandon and  terminate  the Agreement for any reason and there shall be no  liability  for  damages  or  other  recourse  available  to a  party  not so terminating this Agreement,  provided,  however,  that in the event that a party
shall  terminate  this  Agreement   without   reasonable  cause,  the  party  so
terminating  shall, upon demand,  reimburse the party not so terminating for all expenses,  including  reasonable  out-of-pocket  expenses  and fees  incurred in connection with this Agreement.

     17.The  Agreement  may be executed in several  counterparts,  each of which shall be deemed  an  original,  but all  taken  together  shall  constitute  one
Agreement.  The rights and  obligations  of each party pursuant to the Agreement shall not be assignable.

     18.All prior or contemporaneous  agreements and  representations are merged into the Agreement,  which  constitutes the entire contract  between the parties hereto.  No  amendment or  modification  hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived  any  provision  herein  for its  benefit  unless it  executes  a written acknowledgment of such waiver.

     19.Cash Reserves  understands that the obligations of Capital  Preservation
Fund under the  Agreement  are not binding  upon any Trustee or  shareholder  of
Capital  Preservation Fund personally,  but bind only Capital  Preservation Fund and Capital  Preservation Fund's property.  Cash Reserves represents that it has notice of the  provisions of the  Declaration  of Trust of Capital  Preservation
Fund  disclaiming  shareholder and trustee  liability for acts or obligations of
Capital Preservation Fund.

     20.Capital  Preservation  Fund  understands  that the  obligations  of Cash
Reserves  under the Agreement are not binding upon any trustee or shareholder of
Cash  Reserves  personally,  but bind  only  Cash  Reserves  and Cash  Reserves'
property.  Capital  Preservation  Fund  represents  that  it has  notice  of the provisions of the Declaration of Trust of Cash Reserves disclaiming  shareholder and trustee liability for acts or obligations of Cash Reserves.

    IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                                          OPPENHEIMER CAPITAL PRESERVATION
                                          FUND

                                          By:/s/ Robert G. Zack
                                             ------------------
                                     Robert G. Zack
                                           Secretary

                                          OPPENHEIMER CASH RESERVES

                                          By: /s/ Robert G. Zack
                                              ------------------
                                     Robert G. Zack
                                          Secretary

B-6

                                                                     EXHIBIT B

                            PRINCIPAL SHAREHOLDERS

A. Major Shareholders of Capital Preservation Fund. As of November 15, 2004,
the only persons who owned of record, or who were known by Capital
Preservation Fund to own beneficially 5% or more of any class of that Fund's outstanding shares, and their holdings of that class as of that date, were the following:

B. Major Shareholders of Cash Reserves. As of November 15, 2004, the only persons who owned of record or who were known by Cash Reserves to own beneficially 5% or more of any class of that Fund's outstanding shares, and their holdings of that class as of that date, were the following:

                     STATEMENT OF ADDITIONAL INFORMATION
                      TO PROSPECTUS AND PROXY STATEMENT

                                    PART B

                         Acquisition of the Assets of
                    OPPENHEIMER CAPITAL PRESERVATION FUND

                       By and in exchange for Shares of
                          OPPENHEIMER CASH RESERVES

      This Statement of Additional  Information  to this  Prospectus and Proxy
Statement  (the  "SAI")  relates  specifically  to the  proposed  delivery  of substantially  all of the  assets of  Oppenheimer  Capital  Preservation  Fund
("Capital  Preservation  Fund") for shares of Oppenheimer Cash Reserves ("Cash
Reserves").

      This SAI consists of this Cover Page and the  following  documents:  (i)
the  Prospectus of Capital  Preservation  Fund dated December 23, 2003 and its supplements  dated  December 29, 2003,  July 6, 2004,  September  30, 2004 and
October 12, 2004.;  (ii) the Statement of  Additional  Information  of Capital
Preservation  Fund dated December 23, 2003 and its supplements  dated December
29, 2003 and July 6, 2004,  which  include  audited  financial  statements  of
Capital  Preservation  Fund for the 12-month  period  ended  October 31, 2003;
(iii)  unaudited  financial  statements of Capital  Preservation  Fund for the
6-month  period  ended  April  30,  2004;  (iv) the  Statement  of  Additional
Information of Cash Reserves dated September 24, 2004,  which includes audited financial  statements of Cash Reserves for the 12-month  period ended July 31,
2004;  and (v) Combined Pro Forma  financial  statements  dated  September 30,
2004.

      This SAI is not a  Prospectus;  you should read this SAI in  conjunction with the Prospectus and Proxy  Statement  dated December 3, 2004,  relating to the  above-referenced  transaction.  You can request a copy of the  Prospectus and Proxy Statement by calling  1.800.708.7780 or by writing  OppenheimerFunds
Services at P.O. Box 5270,  Denver,  Colorado  80217.  The date of this SAI is
December 3, 2005.

                                                PROXY CARD
OPPENHEIMER CAPITAL PRESERVATION FUND                 PROXY CARD

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2005

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian Wixted,
Philip  Vottiero and Kathleen  Ives,  and each of them, as  attorneys-in-fact and  proxies of the  undersigned,  with full power of  substitution,  to vote shares  held  in the  name  of the  undersigned  on the  record  date  at the
Special  Meeting of  Shareholders of Oppenheimer  Capital  Preservation  Fund
(the  "Fund")  to be held at 6803 South  Tucson  Way,  Centennial,  Colorado,
80112,  on  January  21,  2005,  at  1:00  p.m.  Mountain  time,  or  at  any adjournment  thereof,  upon the  proposal  described in the Notice of Meeting and  accompanying  Prospectus and Proxy  Statement,  which have been received by the undersigned.

This proxy is solicited  on behalf of the Fund's  Board of Trustees,  and the proposal  (set  forth  on the  reverse  side of this  proxy  card)  has  been proposed by the Board of Trustees.  When properly  executed,  this proxy will be  voted as  indicated  on the  reverse  side or "FOR"  the  proposal  if no choice is  indicated.  The proxy will be voted in  accordance  with the proxy holders'  best  judgment  as to any  other  matters  that  may  arise  at the
Meeting.

VOTE VIA THE TELEPHONE: 1-866-241-6192 CONTROL NUMBER: 999 9999 9999 999

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should  sign.  Trustees and other  fiduciaries  should  indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

     Signature

     Signature of joint owner, if any

     Date

   PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN
                     PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

2

1.   To approve an  Agreement  and Plan of  Reorganization  between  Oppenheimer
     Capital  Preservation Fund ("Capital  Preservation  Fund"), and Oppenheimer
     Cash Reserves ("Cash Reserves") and the transactions  contemplated thereby, including:  (a) the  transfer  of  substantially  all the assets of Capital
     Preservation  Fund to Cash Reserves in exchange for Class A, Class B, Class
     C, Class N and Class Y shares of Cash  Reserves,  (b) the  distribution  of such shares of Cash Reserves to the  corresponding  Class A, Class B, Class
     C,  Class N and  Class  Y  shareholders  of  Capital  Preservation  Fund in complete  liquidation of Capital Preservation Fund and (c) the cancellation of the outstanding shares of Capital Preservation Fund.

------------------------------------------------------------------------------
Oppenheimer Cash Reserves
------------------------------------------------------------------------------

6803 S. Tucson Way, Centennial, Colorado 80112-3924
1.800.225.5677

Statement of Additional Information dated September 29, 2004

      This  Statement of  Additional  Information  is not a  Prospectus.  This
document  contains  additional  information  about  the Fund  and  supplements information  in the  Prospectus  dated  September  29, 2004. It should be read together with the  Prospectus,  which may be obtained by writing to the Fund's
Transfer Agent,  OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217,  by calling the Transfer Agent at the toll-free  number shown above, or
by   downloading   it  from   the   OppenheimerFunds   Internet   website   at
www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund

About Your Account

Financial Information About the Fund

Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers.C-1
------------------------------------------------------------------------------

ABOUT THE FUND
------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment  objective and the principal  investment  policies of the
Fund  are  described  in  the   Prospectus.   This   Statement  of  Additional
Information  contains  supplemental  information  about those policies and the types of  securities  that the Fund's  investment  Manager,  OppenheimerFunds,
Inc.  will  select for the Fund.  Additional  explanations  are also  provided about the strategies the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The Fund's objective is to seek the maximum current income that is consistent  with stability of principal.  The Fund will not make  investments  with the objective of seeking capital growth.  However, the value of the  securities  held by the Fund may be  affected  by changes in general  interest rates.  Because the current value of debt securities  varies inversely  with  changes in  prevailing  interest  rates,  if  interest  rates increase after a security is purchased,  that security would normally  decline in  value.  Conversely,  if  interest  rates  decrease  after  a  security  is purchased,  its value would rise.  However,  those  fluctuations in value will not  generally  result in realized  gains or losses to the Fund since the Fund does not usually intend to dispose of securities  prior to their  maturity.  A debt security  held to maturity is redeemable by its issuer at full  principal value plus accrued interest.

      The Fund may sell  securities  prior to their  maturity,  to  attempt to take  advantage  of  short-term  market  variations,  or  because of a revised credit evaluation of the issuer or other considerations.  The Fund may also do so to generate cash to satisfy  redemptions of Fund shares. In such cases, the
Fund may realize a capital gain or loss on the security.

      |X|   Ratings  of   Securities  --  Portfolio   Quality,   Maturity  and
Diversification.  Under Rule 2a-7 of the Investment Company Act, the Fund uses the amortized  cost method to value its portfolio  securities to determine the
Fund's net asset  value per share.  Rule 2a-7 places  restrictions  on a money market fund's  investments.  Under that Rule, the Fund may purchase only those securities that the Manager, under Board-approved  procedures,  has determined
have  minimal  credit  risks  and  are  "Eligible   Securities."   The  rating
restrictions  described in the  Prospectus  and this  Statement of  Additional
Information do not apply to banks in which the Fund's cash is kept.

      An  "Eligible  Security"  is one that  has been  rated in one of the two
highest  short-term  rating  categories  by  any  two   "nationally-recognized
statistical rating  organizations." That term is defined in Rule 2a-7 and they are referred to as "Rating  Organizations"  in this  Statement  of  Additional
Information.  If only one Rating Organization has rated that security, it must have been rated in one of the two  highest  rating  categories  by that Rating
Organization.  An unrated  security that is judged by the Manager,  subject to review by the  Fund's  Board of  Directors,  to be of  comparable  quality  to
Eligible  Securities  rated by Rating  Organizations  may also be an "Eligible
Security."

      Rule 2a-7  permits  the Fund to  purchase  any  number  of  "First  Tier
Securities."  These  are  Eligible  Securities  that  have  been  rated in the highest  rating  category  for  short-term  debt  obligations  by at least two
Rating  Organizations.  If only one Rating Organization has rated a particular security,  it must have been  rated in the  highest  rating  category  by that
Rating  Organization.  Comparable  unrated  securities  may also be First Tier
Securities.

      Under Rule 2a-7,  the Fund may invest only up to 5% of its total  assets in  "Second  Tier  Securities."  Those are  Eligible  Securities  that are not
"First Tier Securities." In addition, the Fund may not invest more than:
o     5% of its total assets in the  securities  of any one issuer (other than the U.S. government, its agencies or instrumentalities) or
o     1% of its total  assets or $1 million  (whichever  is greater) in Second
         Tier Securities of any one issuer.

      Under  Rule  2a-7,  the Fund must  maintain  a  dollar-weighted  average portfolio  maturity of not more than 90 days,  and the  maturity of any single portfolio  investment  may not exceed 397 days.  The Board  regularly  reviews reports  from the  Manager to show the  Manager's  compliance  with the Fund's procedures and with the Rule.

      If a  security's  rating  is  downgraded,  the  Manager  or the Board of
Trustees may have to reassess  the  security's  credit risk.  If a security is downgraded,  the  Manager  or the Board of  Trustees  will  promptly  reassess whether the security  continues to present  minimal credit risk,  reassess the status of the security as an "eligible  security," and take such actions as is appropriate.  If the Fund  disposes  of the  security  within five days of the
Manager  learning  of the  downgrade,  the Manager  will  provide the Board of
Trustees  with  subsequent  notice  of such  downgrade.  If a  security  is in default,  or ceases to be an Eligible Security,  or is determined no longer to present minimal credit risks, the Board of Trustees must determine  whether it would be in the best interests of the Fund to dispose of the security.

      The Rating Organizations  currently designated as  nationally-recognized statistical  rating  organizations  by the Securities and Exchange  Commission
(the "SEC") are Standard & Poor's (a division of the  McGraw-Hill  Companies),
Moody's Investors Service,  Inc., Fitch, Inc. and Dominion Bond Rating Service
Limited.  Appendix A to this  Statement  of  Additional  Information  contains descriptions of the rating categories of those Rating  Organizations.  Ratings at the time of purchase  will  determine  whether  securities  may be acquired under the restrictions described above.

      |X|   U.S.  Government   Securities.   U.S.  government  securities  are
obligations  issued or  guaranteed  by the U.S.  government or its agencies or instrumentalities.  They include  Treasury Bills (which mature within one year of the date they are issued) and  Treasury  Notes and Bonds  (which are issued with longer maturities).  All Treasury securities are backed by the full faith and credit of the United States.

      U.S. government agencies and  instrumentalities  that issue or guarantee
securities   include,   but  are  not   limited   to,  the   Federal   Housing
Administration, Farmers Home Administration,  Export-Import Bank of the United
States,   Small  Business   Administration,   Government   National   Mortgage
Association, General Services Administration,  Bank for Cooperatives,  Federal
Home Loan Banks, Federal Home Loan Mortgage Corporation,  Federal Intermediate
Credit  Banks,  Federal Land Banks,  Maritime  Administration,  the  Tennessee
Valley Authority and the District of Columbia Armory Board.

      Securities  issued  or  guaranteed  by  U.S.   government  agencies  and
instrumentalities  are not  always  backed by the full faith and credit of the
United  States.  Some,  such as  securities  issued  by the  Federal  National
Mortgage  Association ("Fannie Mae"), are backed by the right of the agency or instrumentality  to  borrow  from the  Treasury.  Others,  such as  securities issued by the Federal Home Loan  Mortgage  Corporation  ("Freddie  Mac"),  are
supported only by the credit of the  instrumentality  and not by the Treasury.
If the  securities  are not  backed by the full faith and credit of the United
States,  the  purchaser  must  look  principally  to the  agency  issuing  the obligation  for  repayment  and may not be able to assert a claim  against the
United  States  if the  issuing  agency or  instrumentality  does not meet its commitment.

      Among the U.S.  government  securities that may be purchased by the Fund are  "mortgage-backed  securities" of Fannie Mae, Government National Mortgage
Association  ("Ginnie  Mae") and Freddie Mac.  Timely payment of principal and interest  on Ginnie  Mae  pass-through  is  guaranteed  by the full  faith and
credit  of  the  United  States.  These  mortgage-backed   securities  include
"pass-through"  securities  and  "participation  certificates."  Both types of securities  are similar,  in that they  represent  pools of mortgages that are assembled by a vendor who sells  interests in the pool.  Payments of principal and interest by  individual  mortgagors  are passed  through to the holders of the  interests in the pool.  Another type of  mortgage-backed  security is the
"collateralized  mortgage  obligation."  It is similar to a conventional  bond and is secured by groups of individual mortgages.

      |X|   Time  Deposits  and Other Bank  Obligations.  The types of "banks"
whose  securities the Fund may buy include  commercial  banks,  savings banks, and  savings  and loan  associations,  which may or may not be  members of the
Federal  Deposit  Insurance  Corporation.  The Fund may also buy securities of
"foreign banks" that are:
o     foreign  branches of U.S.  banks  (which may be issuers of  "Eurodollar"
            money market instruments),
o     U.S.  branches  and  agencies of foreign  banks (which may be issuers of
            "Yankee dollar" instruments), or
o     foreign branches of foreign banks.

      The Fund may invest in fixed  time  deposits.  These are  non-negotiable deposits in a bank for a specified  period of time at a stated  interest rate.
They may or may not be subject to withdrawal  penalties.  However,  the Fund's investments  in time deposits  that are subject to penalties  (other than time deposits  maturing  in less than 7 days)  are  subject  to the 10%  investment limitation  for investing in illiquid or restricted  securities,  set forth in
"Illiquid and  Restricted  Securities"  in the  Prospectus.  The Fund will buy bank  obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign  bank with total  assets of at least $30.0  billion.
Those asset requirements apply only at the time the obligations are acquired.

      |X|   Insured   Bank   Obligations.   The  Federal   Deposit   Insurance
Corporation  ("FDIC")  insures  the  deposits  of banks and  savings  and loan associations  up to $100,000 per investor.  Within the limits set forth in the
Prospectus,  the Fund may purchase bank  obligations that are fully insured as to  principal  by the FDIC.  To remain fully  insured as to  principal,  these investments  must  currently be limited to $100,000 per bank. If the principal amount  and  accrued  interest  together  exceed  $100,000,  then the  accrued interest in excess of that $100,000 will not be insured.
      |X|   Bank Loan  Participation  Agreements.  The Fund may invest in bank loan participation agreements,  subject to the investment limitation set forth in the  Prospectus as to  investments  in illiquid  securities.  Participation agreements  provide an  undivided  interest in a loan made by the bank issuing the  participation  interest in the  proportion  that the  buyer's  investment bears  to the  total  principal  amount  of  the  loan.  Under  this  type  of arrangement,  the issuing bank may have no  obligation to the buyer other than to pay  principal  and interest on the loan if and when  received by the bank.
Thus,  the Fund must look to the  creditworthiness  of the borrower,  which is obligated  to make  payments of  principal  and  interest on the loan.  If the borrower fails to pay scheduled  principal or interest payments,  the Fund may experience a reduction in income.

      |X|   Asset-Backed  Securities.  These securities,  issued by trusts and special  purpose  corporations,  are  backed  by  pools of  assets,  primarily automobile  and  credit-card  receivables  and home  equity  loans.  They pass through the payments on the  underlying  obligations  to the security  holders
(less   servicing  fees  paid  to  the  originator  or  fees  for  any  credit enhancement).  The value of an asset-backed security is affected by changes in
the   market's   perception   of  the  asset   backing   the   security,   the
creditworthiness  of the servicing  agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

      Payments  of  principal  and  interest  passed  through  to  holders  of asset-backed  securities  are  typically  supported  by some  form  of  credit enhancement,  such as a letter of credit,  surety bond,  limited  guarantee by another  entity  or having a  priority  to  certain  of the  borrower's  other securities.  The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed  security's par value until exhausted.  If the credit  enhancement of an asset-backed  security held by the Fund has been exhausted,  and if any  required  payments of  principal  and interest are not made with respect to the underlying  loans, the Fund may experience  losses or delays in receiving payment.

      The  risks  of  investing  in  asset-backed  securities  are  ultimately dependent  upon payment of consumer loans by the  individual  borrowers.  As a purchaser  of an  asset-backed  security,  the Fund  would  generally  have no recourse to the entity that  originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments,  which shorten the weighted  average life of asset-backed  securities and may lower their return, in the same manner as for  prepayments of a pool of mortgage loans  underlying mortgage-backed securities.  However,  asset-backed securities do not have the benefit of the same  security  interest  in the  underlying  collateral  as do mortgage-backed securities.

      |X|   Repurchase  Agreements.  In a  repurchase  transaction,  the  Fund acquires a  security  from,  and  simultaneously  resells  it to, an  approved vendor for delivery on an  agreed-upon  future date.  The resale price exceeds the purchase  price by an amount that  reflects an  agreed-upon  interest rate effective for the period during which the  repurchase  agreement is in effect.
An  "approved  vendor" may be a U.S.  commercial  bank,  the U.S.  branch of a foreign bank, or a  broker-dealer  which has been  designated a primary dealer in government  securities.  They must meet the credit  requirements set by the
Manager from time to time.

      The  majority of these  transactions  run from day to day,  and delivery pursuant  to the resale  typically  will occur  within one to five days of the purchase.  The Fund will not enter into a repurchase agreement that will cause more  than  10% of its net  assets  to be  subject  to  repurchase  agreements maturing in more than seven days.

      Repurchase  agreements  are  considered  "loans"  under  the  Investment
Company  Act  of  1940  ("Investment   Company  Act")  collateralized  by  the
underlying  security.  The Fund's  repurchase  agreements  require that at all times while the  repurchase  agreement is in effect,  the  collateral's  value must  equal  or  exceed  the  repurchase  price  to  fully  collateralize  the repayment  obligation.  Additionally,  the Manager  will  monitor the vendor's creditworthiness  to  confirm  that the vendor is  financially  sound and will continuously  monitor the collateral's value.  However, if the vendor fails to pay the  resale  price on the  delivery  date,  the Fund  may  incur  costs in disposing of the collateral  and may  experience  losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive  Order issued by the SEC, the Fund,  along with other affiliated  entities managed by the Manager may transfer uninvested cash balances  into one or more  joint  repurchase  accounts.  These  balances  are invested  in one or more  repurchase  agreements,  secured by U.S.  government securities.  Securities  pledged as collateral for  repurchase  agreements are held by a custodian bank until the agreements  mature.  Each joint  repurchase arrangement  requires that the market value of the collateral be sufficient to cover payments of interest and principal;  however, in the event of default by the other party to the  agreement,  retention of the collateral may be subject to legal proceedings.

Other Investment Strategies

      |X|   Floating  Rate/Variable  Rate Obligations.  The Fund may invest in instruments  with floating or variable  interest rates. The interest rate on a floating rate obligation is based on a stated  prevailing market rate, such as a bank's prime rate,  the 90-day U.S.  Treasury Bill rate,  the rate of return on commercial paper or bank  certificates of deposit,  or some other standard.
The rate on the  investment  is  adjusted  automatically  each time the market rate is adjusted.  The interest  rate on a variable  rate  obligation  is also based on a stated  prevailing  market rate but is adjusted  automatically at a specified  interval of not less than one year.  Some variable rate or floating rate obligations in which the Fund may invest have a demand feature  entitling the  holder  to  demand  payment  of an  amount  approximately  equal  to  the amortized  cost of the  instrument or the principal  amount of the  instrument plus accrued  interest at any time,  or at specified  intervals  not exceeding
397 days. These notes may or may not be backed by bank letters of credit.

      Variable rate demand notes may include  master  demand notes,  which are obligations that permit the Fund to invest fluctuating  amounts in a note. The amount may change  daily  without  penalty,  pursuant  to direct  arrangements between  the Fund,  as the note  purchaser,  and the  issuer of the note.  The interest rates on these notes  fluctuate from time to time. The issuer of this type of  obligation  normally  has a  corresponding  right in its  discretion, after a given  period,  to  prepay  the  outstanding  principal  amount of the obligation plus accrued  interest.  The issuer must give a specified number of days' notice to the holders of those  obligations.  Generally,  the changes in the interest rate on those  securities  reduce the fluctuation in their market value.  As interest  rates  decrease or increase,  the  potential  for capital appreciation  or  depreciation  is less than that for  fixed-rate  obligations having the same maturity.

      Because  these  types of  obligations  are direct  lending  arrangements between  the  note  purchaser  and  issuer  of  the  note,  these  instruments generally will not be traded.  Generally,  there is no  established  secondary market for these types of  obligations,  although they are redeemable from the issuer at face value. Accordingly,  where these obligations are not secured by letters of credit or other credit  support  arrangements,  the Fund's right to redeem them is  dependent  on the ability of the note issuer to pay  principal and interest on demand.  These types of  obligations  usually are not rated by credit rating agencies.  The Fund may invest in obligations that are not rated only if the Manager  determines at the time of investment that the obligations are of  comparable  quality  to the  other  obligations  in which the Fund may invest. The Manager, on behalf of the Fund, will monitor the  creditworthiness of the issuers of the  floating and variable  rate  obligations  in the Fund's portfolio on an ongoing basis.

      |X|   Loans of Portfolio Securities.  To attempt to increase its income, the Fund may lend its  portfolio  securities  to  brokers,  dealers  and other financial  institutions.  These  loans are limited to not more than 25% of the value  of the  Fund's  total  assets  and  are  subject  to  other  conditions described below.  There are some risks in lending  securities.  The Fund could experience a delay in receiving  additional  collateral to secure a loan, or a delay in recovering the loaned securities.  The Fund presently does not intend to lend its securities,  but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets.

      The Fund must receive  collateral for a loan.  Under current  applicable regulatory  requirements  (which are subject to change),  on each business day the loan  collateral  must be at least equal to the market value of the loaned securities.  The collateral must consist of cash, bank letters of credit, U.S.
government  securities  or  other  cash  equivalents  in  which  the  Fund  is permitted to invest.  To be acceptable as  collateral,  letters of credit must obligate a bank to pay amounts  demanded  by the Fund if the demand  meets the terms of the letter.  Such terms and the issuing bank must be  satisfactory to the Fund.

      When it lends securities,  the Fund receives from the borrower an amount equal to the interest paid or the dividends  declared on the loaned securities during the term of the loan. It may also receive  negotiated loan fees and the interest on the  collateral  securities,  less any finders',  custodian  bank, administrative  or other fees the Fund pays in connection  with the loan.  The
Fund may share the interest it receives on the collateral  securities with the borrower  as  long as it  realizes  at  least a  minimum  amount  of  interest required by the lending guidelines established by its Board of Trustees.

      The  Fund  will  not  lend  its  portfolio  securities  to any  officer,
Trustee,  employee or affiliate  of the Fund or its Manager.  The terms of the
Fund's  loans must meet  certain  tests under the  Internal  Revenue  Code and permit the Fund to reacquire  loaned  securities  on five business days notice or in time to vote on any important matter.

      |X|   Illiquid  and  Restricted  Securities.   Under  the  policies  and
procedures   established  by  the  Fund's  Board  of  Trustees,   the  Manager
determines  the  liquidity of certain of the Fund's  investments.  Investments may be illiquid because of the absence of an active trading market,  making it difficult to value them or dispose of them promptly at an acceptable  price. A restricted  security is one that has a contractual  restriction  on its resale or which cannot be sold publicly  until it is registered  under the Securities
Act of 1933.

      Illiquid  securities  the  Fund  can  buy  include  issues  that  may be redeemed  only by the issuer upon more than seven days notice or at  maturity, repurchase  agreements  maturing in more than seven days,  fixed time deposits subject to  withdrawal  penalties  which  mature in more than seven days,  and other  securities  that  cannot  be sold  freely  due to legal or  contractual restrictions  on resale.  Contractual  restrictions  on the resale of illiquid securities  might  prevent or delay their sale by the Fund at a time when such sale would be desirable.  Illiquid  securities include  repurchase  agreements maturing in more than 7 days, or certain  participation  interests  other than those with puts exercisable within 7 days.

      There are restricted  securities that are not illiquid that the Fund can buy.  They include  certain  master  demand notes  redeemable  on demand,  and short-term  corporate  debt  instruments  that  are  not  related  to  current transactions  of the issuer and therefore are not exempt from  registration as commercial paper.

Investment Restrictions

      |X|   What Are "Fundamental  Policies?"  Fundamental  policies are those policies  that the Fund has  adopted  to govern  its  investments  that can be changed  only by the vote of a  "majority"  of the Fund's  outstanding  voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or  more  of  the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the  holders  of  more  than  50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment  objective is a fundamental policy. Other policies described in the  Prospectus or this Statement of Additional  Information  are
"fundamental"  only if they  are  identified  as  such.  The  Fund's  Board of
Trustees can change  non-fundamental  policies without  shareholder  approval.
However,  significant  changes to  investment  policies  will be  described in supplements  or updates to the  Prospectus  or this  Statement  of  Additional
Information,  as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional  Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:
o     The Fund cannot invest in commodities or commodity contracts;
o     The Fund cannot  invest in real estate;  however,  the Fund may purchase debt  securities  issued by companies which invest in real estate or interests therein;
o     The Fund  cannot  purchase  securities  on margin or make short sales of securities;
o     The Fund  cannot  invest in or hold  securities  of any  issuer if those
officers   and   trustees  or  directors  of  the  Fund  or  its  Manager  who beneficially  own  individually  more than1/2of 1% of the  securities  of such issuer together own more than 5% of the securities of such issuer;
o     The Fund cannot underwrite  securities of other companies except insofar as the Fund may be deemed an  underwriter  under the Securities Act of 1933 in connection with the disposition of portfolio securities;
o     The Fund cannot  invest more than 5% of its total  assets in  securities of  companies  that  have  operated  less  than  three  years,  including  the operations of predecessors;
o     The Fund cannot issue  "senior  securities,"  but this does not prohibit certain  investment  activities for which assets of the Fund are designated as segregated, or margin,  collateral or escrow arrangements are established,  to cover the related obligations;
o     With respect to 75% of its assets,  the Fund cannot purchase  securities issued or  guaranteed  by any one issuer  (except the U.S.  Government  or its agencies or  instrumentalities),  if more than 5% of the Fund's  total  assets would be  invested  in  securities  of that issuer or Fund would then own more than 10% of that issuer's voting securities;
o     The Fund  cannot  concentrate  investments  to the  extent of 25% of its assets in any  industry;  except for  obligations  of foreign banks or foreign branches of domestic  banks,  time deposits,  other bank  obligations and U.S.
government  securities  as  described  in  the  Prospectus  and  Statement  of
Additional Information;
o     The Fund  cannot  make loans,  except  that the Fund may  purchase  debt instruments  and  repurchase  agreements  as described in the  Prospectus  and
Statement  of  Additional  Information,  and the Fund  may lend its  portfolio
securities  as  described  under  "Loans  of  Portfolio   Securities"  in  the
Statement of Additional Information; or
o     The Fund cannot  borrow money in excess of 10% of the value of its total assets or make any investment  when  borrowings  exceed 5% of the value of its total assets;  it may borrow only as a temporary  measure for extraordinary or emergency  purposes;  no  assets  of the Fund  may be  pledged,  mortgaged  or assigned to secure a debt.

      Unless  the  Prospectus  or this  Statement  of  Additional  Information states that a percentage  restriction  applies on an ongoing basis, it applies only  at the  time  the  Fund  makes  an  investment  (except  in the  case of borrowing  and  investments  in illiquid  securities).  The Fund need not sell securities  to meet the  percentage  limits  if the  value  of the  investment increases in proportion to the size of the Fund.

|X|   Does the Fund Have Additional  Restrictions  That Are Not  "Fundamental"
Policies?

      The Fund has additional  operating  policies that are not "fundamental,"
and  which  can be  changed  by the  Board  of  Trustees  without  shareholder approval.

      The Fund cannot  invest in  securities  of other  investment  companies, except if it acquires them as part of a merger,  consolidation  or acquisition of assets.

      For purposes of the Fund's policy not to concentrate  its investments in securities of issuers,  the Fund has adopted the industry  classifications set forth in Appendix B to this Statement of Additional  Information.  This is not a fundamental policy.

How the Fund Is Managed

Organization  and  History.  The Fund is an  open-end  diversified  management company  organized  as  a  Massachusetts  business  trust  in  1988,  with  an unlimited number of authorized shares of beneficial interest.

      The Fund is governed by a Board of Trustees,  which is  responsible  for
protecting  the  interests  of  shareholders  under   Massachusetts  law.  The
Trustees  meet  periodically   throughout  the  year  to  oversee  the  Fund's
activities, review its performance, and review the actions of the Manager.

      |X|               Classes  of  Shares.   The  Trustees  are  authorized,
without shareholder  approval, to create new series and classes of shares. The
Trustees may reclassify  unissued shares of the Fund into additional series or classes of shares.  The  Trustees  also may divide or combine  the shares of a class  into a  greater  or  lesser  number  of  shares  without  changing  the proportionate  beneficial interest of a shareholder in the Fund. Shares do not have  cumulative  voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund  currently has four classes of shares:  Class A, Class B, Class
C, and Class N. All  classes  invest in the same  investment  portfolio.  Only retirement plans may purchase Class N shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may  have  a  different  net  asset  value   (although  this  is  highly
         unlikely),
o     may have  separate  voting  rights on matters in which  interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares  are  freely  transferable,  and each share of each class has one vote at shareholder meetings,  with fractional shares voting proportionally on matters  submitted  to the  vote  of  shareholders.  Each  share  of the  Fund represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

      |X|                                 Meetings  of   Shareholders.   As  a
Massachusetts  business trust,  the Fund is not required to hold, and does not plan to hold,  regular  annual  meetings of  shareholders.  The Fund will hold meetings  when  required  to do so by the  Investment  Company  Act  or  other applicable  law.  It will also do so when a  shareholder  meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders  have the right, upon the declaration in writing or vote of two-thirds of the  outstanding  shares of the Fund,  to remove a Trustee.  The
Trustees  will call a meeting  of  shareholders  to vote on the  removal  of a
Trustee  upon  the  written  request  of  the  record  holders  of  10% of its outstanding  shares.  If the  Trustees  receive  a  request  from at  least 10 shareholders  stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee,  the Trustees will then either make the
Fund's   shareholder   list   available  to  the   applicants  or  mail  their
communication  to all  other  shareholders  at the  applicants'  expense.  The shareholders  making the request must have been  shareholders for at least six months  and  must  hold  shares  of the  Fund  valued  at  $25,000  or more or constituting at least 1% of the Fund's  outstanding  shares.  The Trustees may also take other action as permitted by the Investment Company Act.

      |X|               Shareholder   and   Trustee   Liability.   The  Fund's
Declaration of Trust contains an express  disclaimer of shareholder or Trustee liability for the Fund's  obligations.  It also  provides for  indemnification and  reimbursement  of expenses out of the Fund's property for any shareholder held  personally  liable for its  obligations.  The  Declaration of Trust also states that upon request,  the Fund shall assume the defense of any claim made against a shareholder  for any act or obligation of the Fund and shall satisfy any  judgment on that claim.  Massachusetts  law  permits a  shareholder  of a business trust (such as the Fund) to be held personally  liable as a "partner"
under certain  circumstances.  However,  the risk that a Fund shareholder will incur  financial  loss from being held  liable as a  "partner"  of the Fund is limited  to the  relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

      The  Fund's  contractual   arrangements  state  that  any  person  doing
business  with the Fund (and each  shareholder  of the Fund)  agrees under its
Declaration   of  Trust  to  look  solely  to  the  assets  of  the  Fund  for satisfaction  of any claim or demand that may arise out of any  dealings  with the Fund.  Additionally,  the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and  Oversight  Committees.  The Fund is governed by a Board
of  Trustees,   which  is   responsible   for   protecting  the  interests  of
shareholders   under   Massachusetts   law.  The  Trustees  meet  periodically
throughout the year to oversee the Fund's activities,  review its performance, and review the actions of the  Manager.  Although  the Fund will not  normally hold annual meetings of its  shareholders,  it may hold  shareholder  meetings from time to time on important  matters,  and  shareholders  have the right to call a meeting to remove a Trustee or to take other  action  described  in the
Fund's Declaration of Trust.

      The Board of Trustees has an Audit  Committee,  a Review  Committee  and
Governance  Committe.  The Audit Committee is comprised  solely of Independent
Trustees.  The Audit  Committee is comprised  solely of Independent  Trustees.
The members of the Audit  Committee are Edward L. Cameron  (Chairman),  George
C. Bowen Robert J. Malone and F.  William  Marshall,  Jr. The Audit  Committee
held 6_  meetings  during the  fiscal  year  ended  July 31,  2004.  The Audit
Committee furnishes the Board with recommendations  regarding the selection of the Fund's independent  auditors.  Other main functions of the Audit Committee include,  but are not  limited  to:  (i)  reviewing  the scope and  results of financial statement audits and the audit fees charged;  (ii) reviewing reports from the Fund's independent  auditors regarding the Fund's internal accounting procedures  and controls;  (iii) review  reports from the  Manager's  Internal
Audit  Department;  (iv) maintaining a separate line of communication  between the  Fund's  independent  auditors  and  its  Independent  Trustees;  and  (v)
exercise  all  other  functions  outlined  in  the  Audit  Committee  Charter, including  but  not  limited  to  reviewing  the  independence  of the  Fund's independent  auditors and the  pre-approval  of the  performance by the Fund's independent auditors of any non-audit service,  including tax service, for the
Fund that is not prohibited by the Sarbanes-Oxley Act.

      The Audit Committee's  functions  include  selecting and nominating,  to the  full  Board,  nominees  for  election  as  Trustees,  and  selecting  and nominating  Independent  Trustees for election.  The Audit  Committee may, but need not,  consider  the  advice and  recommendation  of the  Manager  and its affiliates in selecting  nominees.  The full Board elects new trustees  except for those instances when a shareholder vote is required.

      To date,  the Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless,  shareholders may submit names of individuals,  accompanied by complete and properly supported resumes, for the Audit  Committee's  consideration  by mailing such  information to the
Committee in care of the Fund.  The  Committee  may  consider  such persons at such time as it meets to consider possible nominees.  The Committee,  however, reserves sole  discretion to determine the  candidates to present to the Board and/or  shareholders  when it meets for the purpose of  considering  potential nominees.

      The  members  of the  Review  Committee  are Jon S.  Fossel  (Chairman),
Robert G. Avis, Sam Freedman and Beverly  Hamilton.  The Review Committee held
_6  meetings  during  the  fiscal  year  ended  July  31,  2004.  Among  other functions,  the Review Committee reviews reports and makes  recommendations to the  Board  concerning  the fees  paid to the  Fund's  transfer  agent and the services  provided to the Fund by the  transfer  agent.  The Review  Committee also reviews the Fund's  investment  performance  and policies and  procedures adopted  by  the  Fund  to  comply  with  Investment  Company  Act  and  other applicable law.

The members of the Governance Committee are Robert Malone (Chairman),  William
Armstrong,  Beverly  Hamilton  and F.  William  Marshall,  Jr. The  Governance
Committee was  established in August 2004 and did not hold any meetings during the Fund's  fiscal  year ended July 31,  2004.  The  Governance  Committee  is expected to review general governance matters.

Trustees  and  Officers  of the  Fund.  Except  for  Mr.  Murphy,  each of the
Trustees is an  "Independent  Trustee," as defined in the  Investment  Company
Act. Mr. Murphy is an "Interested  Trustee," because he is affiliated with the
Manager by virtue of his  positions as an officer and director of the Manager, and as a  shareholder  of its parent  company.  Mr.  Murphy  was  elected as a
Trustee of the Fund with the  understanding  that in the event he ceases to be the chief  executive  officer of the  Manager,  he will resign as a trustee of the  Fund and the  other  Board II Funds  (defined  below)  for  which he is a trustee or director.

      The Fund's  Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal  occupations and business  affiliations  during  the past five  years  are  listed in the chart below.  The  information  for the Trustees  also  includes the dollar range of shares  of  the  Fund  as  well  as  the  aggregate  dollar  range  of  shares beneficially  owned in any of the Oppenheimer  funds overseen by the Trustees.
All  of  the  Trustees  are  also  trustees  or  directors  of  the  following
Oppenheimer  funds  (except  for  Ms.  Hamilton  and Mr.  Malone,  who are not
Trustees of  Oppenheimer  Senior  Floating  Rate Fund and Mr.  Murphy is not a
Trustee  or  Managing  General  Partner  of  any  of  the  Centennial  trusts)
(referred to as "Board II Funds"):

Oppenheimer Cash Reserves                  Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Champion Income Fund           Fund
Oppenheimer Capital Income Fund            Oppenheimer Strategic Income Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Variable Account Funds
Oppenheimer High Yield Fund                Panorama Series Fund, Inc.
Oppenheimer International Bond Fund
Oppenheimer Integrity Funds                Centennial America Fund, L. P.
                                           Centennial  California  Tax  Exempt
Oppenheimer Limited-Term Government Fund   Trust
Oppenheimer Main Street Funds, Inc.        Centennial Government Trust
Oppenheimer Main Street Opportunity Fund   Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Main Street Small Cap Fund     Trust
Oppenheimer Municipal Fund                 Centennial Tax Exempt Trust
Oppenheimer Principal Protected Trust
Oppenheimer Principal Protected Trust II

      Present or former  officers,  directors,  trustees  and  employees  (and their  immediate  family members) of the Fund, the Manager and its affiliates, and retirement plans  established by them for their employees are permitted to purchase  Class A shares  of the Fund and the other  Oppenheimer  funds at net asset  value  without  sales  charge.  The sales  charges on Class A shares is waived for that group because of the  economies of sales  efforts  realized by the Distributor.

      Messrs. Murphy, Petersen, Wixted, WeissVandehey,  Vottiero and Zack, and
Mses.Bloomberg,  Ives, Lee and Wolf who are officers of the Fund, respectively hold the same  offices  with one or more of the  other  Board II Funds as with the Fund. As of August 30___,  2004,  the Trustees and officers of the Fund as a group owned of record or  beneficially  less than 1% of each class of shares of the Fund.  The  foregoing  statement  does not reflect  ownership of shares held of record by an  employee  benefit  plan for  employees  of the  Manager, other than the shares  beneficially  owned under that plan by the  officers of the Fund listed above. In addition,  each Independent  Trustee, and his family members,  do not own  securities of either the Manager or  Distributor  of the
Board II Funds or any person  directly or indirectly  controlling,  controlled by or under common control with the Manager or Distributor.

      The  address of each  Trustee in the chart  below is 6803 S. Tucson Way,
Centennial,  CO 80112-3924.  Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal  Occupation(s)  During  Past  5 Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number  of  Portfolios  in  Fund  Complex Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                              As  of  December   31,
                                                              2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William          L. Chairman   of   the   following   private $None      Over
Armstrong,          mortgage banking companies:  Cherry Creek            $100,000
Chairman            Mortgage     Company     (since    1991),
Since 2003 and      Centennial  State Mortgage Company (since
Trustee since 1999  1994),   The  El  Paso  Mortgage  Company
Age: 67             (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Helmerich  &  Payne,
                    Inc.  (oil  and  gas  drilling/production
                    company)  (since 1992) and  UNUMProvident
                    (insurance  company)  (since  1991).  Mr.
                    Armstrong is also a  Director/Trustee  of
                    Campus   Crusade   for   Christ  and  the
                    Bradley  Foundation.  Formerly a director
                    of  the  following:   Storage  Technology
                    Corporation  (a  publicly-held   computer
                    equipment company)  (1991-February 2003),
                    and  International  Family  Entertainment
                    (television     channel)     (1992-1997),
                    Frontier Real Estate,  Inc.  (residential
                    real estate brokerage)  (1994-1999),  and
                    Frontier Title (title  insurance  agency)
                    (1995-June    1999);   a   U.S.   Senator
                    (January  1979-January 1991). Oversees 38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G. $None      $Over
Trustee since 1993  Edwards  Capital,  Inc.  (General Partner            $100,000
Age: 73             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company
                    subsidiary) (until March 1999);  Chairman
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    38    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Mr.  Bowen  held  several   positions  in $None      Over
Trustee since 1997  OppenheimerFunds  Inc. and  subsidiary or            $100,000
Age: 67             affiliated    companies.    Oversees   38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount $None      $50,001-
Trustee since 1999  Vernon,  George  Washington's home (since            $100,000
Age: 66             June  2000).  Formerly  (March 2001 - May
                    2002)  Director of Genetic  ID, Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);    a   partner   with
                    PricewaterhouseCoopers      LLP     (from
                    1974-1999)  (an   accounting   firm)  and
                    Chairman    (from    1994-1998),    Price
                    Waterhouse    LLP    Global    Investment
                    Management   Industry   Services   Group.
                    Oversees    38    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Mr.  Fossel held several  positions  with $None      Over
Trustee since 1990  OppenheimerFunds,   Inc.  and  subsidiary            $100,000
Age: 62             and  affiliated  companies.  Oversees  38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director    of    Colorado    Uplift   (a $None      Over
Trustee since 1996  non-profit   charity)  (since   September            $100,000
Age: 63             1984).  Formerly (until October 1994) Mr.
                    Freedman   held   several   positions  in
                    subsidiary  or  affiliated  companies  of
                    OppenheimerFunds,    Inc.   Oversees   38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L.          Trustee   of    Monterey    International $None      $10,001-$50,000
Hamilton,           Studies  (an  educational   organization)
Trustee since 2002  (since  February 2000); a director of The
Age: 57             California   Endowment  (a  philanthropic
                    organization)  (since  April 2002) and of
                    Community  Hospital of Monterey Peninsula
                    (educational     organization)     (since
                    February  2002);  a  director  of America
                    Funds   Emerging   Markets   Growth  Fund
                    (since   October  1991)  (an   investment
                    company);  an  advisor  to Credit  Suisse
                    First  Boston's  Sprout  venture  capital
                    unit.  Mrs.  Hamilton also is a member of
                    the   investment    committees   of   the
                    Rockefeller   Foundation   and   of   the
                    University    of   Michigan.    Formerly,
                    Trustee   of   MassMutual   Institutional
                    Funds   (open-end   investment   company)
                    (1996-May   2004);   a  director  of  MML
                    Series  Investment  Fund (April  1989-May
                    2004) and MML  Services  (April  1987-May
                    2004) (investment  companies);  member of
                    the investment  committee  (2000-2003) of
                    Hartford     Hospital;     an     advisor
                    (2000-2003)   to   Unilever   (Holland)'s
                    pension  fund;  and  President  (February
                    1991-April   2000)  of  ARCO   Investment
                    Management    Company.     Oversees    37
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Chairman,  Chief  Executive  Officer  and $None      Over
Trustee since 2002  Director of Steele  Street  State Bank (a            $100,000
Age: 60             commercial  banking entity) (since August
                    2003);  director  of  Colorado  UpLIFT (a
                    non-profit  organization)  (since  1986);
                    trustee  (since  2000)  of the  Gallagher
                    Family       Foundation       (non-profit
                    organization).   Formerly,   Chairman  of
                    U.S.  Bank-Colorado (a subsidiary of U.S.
                    Bancorp and  formerly  Colorado  National
                    Bank,)  (July   1996-April  1,  1999),  a
                    director of: Commercial  Assets,  Inc. (a
                    REIT) (1993-2000),  Jones Knowledge, Inc.
                    (a  privately  held  company)  (2001-July
                    2004)  and U.S.  Exploration,  Inc.  (oil
                    and   gas   exploration)   (1997-February
                    2004).  Oversees  37  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F.          William Trustee   of   MassMutual   Institutional $None      Over
Marshall, Jr.,      Funds   (since   1996)  and  MML   Series            $100,000
Trustee since 2000  Investment   Fund   (since   1987)  (both
Age: 62             open-end  investment  companies)  and the
                    Springfield     Library     and    Museum
                    Association  (since 1995)  (museums)  and
                    the    Community    Music    School    of
                    Springfield  (music school) (since 1996);
                    Trustee  (since  1987),  Chairman  of the
                    Board  (since  2003) and  Chairman of the
                    investment  committee  (since  1994)  for
                    the    Worcester    Polytech    Institute
                    (private  university);  and President and
                    Treasurer  (since  January  1999)  of the
                    SIS  Fund  (a  private   not  for  profit
                    charitable  fund).  Formerly,  member  of
                    the    investment    committee   of   the
                    Community     Foundation    of    Western
                    Massachusetts  (1998  -  2003);  Chairman
                    (January  1999-July 1999) of SIS & Family
                    Bank,   F.S.B.    (formerly   SIS   Bank)
                    (commercial  bank);  and  Executive  Vice
                    President  (January  1999-July  1999)  of
                    Peoples Heritage  Financial  Group,  Inc.
                    (commercial     bank).     Oversees    38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

      The  address  of Mr.  Murphy in the chart  below is Two World  Financial
Center,  225 Liberty  Street-11th  Floor, New York, NY 10281-1008.  Mr. Murphy
serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Owned in
with Fund,         Trustee;                                   BeneficiallAny of the
Length of Service, Number of Portfolios in Fund Complex       Owned in   Oppenheimer
Age                Currently Overseen by Trustee              the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                              As  of  December   31,
                                                              2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and $None      Over
President and      director  (since June 2001) and  President            $100,000
Trustee since 2001 (since  September  2000)  of the  Manager;
Age: 55            President  and a  director  or  trustee of
                   other Oppenheimer  funds;  President and a
                   director  (since July 2001) of Oppenheimer
                   Acquisition  Corp.  (the Manager's  parent
                   holding   company)   and  of   Oppenheimer
                   Partnership  Holdings,   Inc.  (a  holding
                   company  subsidiary  of  the  Manager);  a
                   director    (since   November   2001)   of
                   OppenheimerFunds   Distributor,   Inc.  (a
                   subsidiary of the  Manager);  Chairman and
                   a   director    (since   July   2001)   of
                   Shareholder   Services,    Inc.   and   of
                   Shareholder   Financial   Services,   Inc.
                   (transfer   agent   subsidiaries   of  the
                   Manager);  President and a director (since
                   July  2001)  of  OppenheimerFunds   Legacy
                   Program  (a   charitable   trust   program
                   established  by the  Manager);  a director
                   of  the  following   investment   advisory
                   subsidiaries    of   the   Manager:    OFI
                   Institutional   Asset  Management,   Inc.,
                   Centennial Asset  Management  Corporation,
                   Trinity Investment Management  Corporation
                   and  Tremont  Capital   Management,   Inc.
                   (since November 2001),  HarbourView  Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real  Asset  Management,  Inc.;  Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns the  shares  of Babson
                   Capital  Management  LLC); a member of the
                   Investment  Company  Institute's  Board of
                   Governors  (elected to serve from  October
                   3,  2003  through   September  30,  2006).
                   Formerly,    Chief    Operating    Officer
                   (September    2000-June   2001)   of   the
                   Manager;  President and trustee  (November
                   1999-November    2001)   of   MML   Series
                   Investment     Fund     and     MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees      73       portfolios       as
                   Trustee/Director   and  10  portfolios  as
                   Officer in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the  Officers  in the chart below is as follows:  for Mr.
Zack and Mses.  Bloomberg  and Lee, Two World  Financial  Center,  225 Liberty
Street-11th  Floor, New York, NY 10281-1008,  for  Messrs.Petersen,  Vandehey,
Vottiero,  Weiss and  Wixted  and Mses.  Ives and Wolf,  6803 S.  Tucson  Way,
Centennial,  CO  80112-3924.  Each Officer  serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Barry D. Weiss, Vice    Vice  President  of the  Manager  (since  July  2001) and of
President and Portfolio HarbourView Asset Management  Corporation (since June 2003);
Manager since 2001      an officer of 6 portfolios in the OppenheimerFunds  complex.
Age: 40                 Formerly  Assistant Vice President and Senior Credit Analyst
                        of the Manager (February  2000-June 2001).  Prior to joining the Manager in February  2000,  he was  Associate  Director,
                        Structured  Finance,  Fitch IBCA Inc. (April 1998 - February
                        2000).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Carol  E.  Wolf,   Vice Senior Vice  President of the Manager  (since June 2000) and
President               of  HarbourView  Asset  Management  Corporation  (since June
and Portfolio Manager   2003);  an officer of 6 portfolios  in the  OppenheimerFunds
since 1998              complex.  Formerly Vice  President of the Manager (June 1990
Age: 52                 - June 2000).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the  Manager;  Treasurer  of  HarbourView  Asset  Management
Age: 44                 Corporation,    Shareholder   Financial   Services,    Inc.,
                        Shareholder   Services,   Inc.,   Oppenheimer   Real   Asset
                        Management   Corporation,    and   Oppenheimer   Partnership
                        Holdings,   Inc.   (since  March   1999),   of  OFI  Private
                        Investments,  Inc. (since March 2000),  of  OppenheimerFunds
                        International  Ltd.  and  OppenheimerFunds  plc  (since  May
                        2000), of OFI Institutional  Asset  Management,  Inc. (since
                        November 2000),  and of  OppenheimerFunds  Legacy Program (a
                        Colorado   non-profit   corporation)   (since   June  2003);
                        Treasurer and Chief  Financial  Officer  (since May 2000) of
                        OFI  Trust  Company  (a  trust  company  subsidiary  of  the
                        Manager);   Assistant   Treasurer   (since  March  1999)  of
                        Oppenheimer  Acquisition Corp.  Formerly Assistant Treasurer
                        of   Centennial   Asset   Management    Corporation   (March
                        1999-October  2003)  and  OppenheimerFunds   Legacy  Program
                        (April  2000-June  2003). An officer of 83 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services, Inc.
Age:  54                Formerly (until February 2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An officer of
                        83 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager since March
Assistant     Treasurer 2002. Formerly Vice President/Corporate Accounting of the
since 2002              Manager (July 1999-March 2002) prior to which he was Chief
Age: 41                 Financial Officer at Sovlink Corporation (April 1996-June
                        1999). An officer of 83 portfolios in the OppenheimerFunds complex..
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since January 2004) and General
Vice     President    & Counsel  (since  February  2002)  of  the  Manager;  General
Secretary since 2001    Counsel  and  a  director   (since  November  2001)  of  the
Age: 55                 Distributor;   General  Counsel  (since  November  2001)  of
                        Centennial   Asset  Management   Corporation;   Senior  Vice
                        President  and  General  Counsel  (since  November  2001) of
                        HarbourView  Asset  Management  Corporation;  Secretary  and
                        General   Counsel  (since   November  2001)  of  Oppenheimer
                        Acquisition  Corp.;   Assistant  Secretary  and  a  director
                        (since October 1997) of OppenheimerFunds  International Ltd.
                        and  OppenheimerFunds  plc;  Vice  President  and a director
                        (since November 2001) of Oppenheimer  Partnership  Holdings,
                        Inc.; a director (since  November 2001) of Oppenheimer  Real
                        Asset  Management,  Inc.;  Senior  Vice  President,  General
                        Counsel and a director  (since November 2001) of Shareholder
                        Financial Services,  Inc.,  Shareholder Services,  Inc., OFI
                        Private  Investments,  Inc.  and  OFI  Trust  Company;  Vice
                        President (since November 2001) of  OppenheimerFunds  Legacy
                        Program;  Senior Vice  President and General  Counsel (since
                        November 2001) of OFI Institutional Asset Management,  Inc.;
                        a  director  (since  June 2003) of  OppenheimerFunds  (Asia)
                        Limited.  Formerly Senior Vice President (May  1985-December
                        2003), Acting General Counsel (November  2001-February 2002)
                        and Associate  General  Counsel (May  1981-October  2001) of
                        the Manager;  Assistant  Secretary of Shareholder  Services,
                        Inc.  (May  1985-November   2001),   Shareholder   Financial
                        Services,    Inc.   (November   1989-November   2001);   and
                        OppenheimerFunds  International Ltd. (October  1997-November
                        2001).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June 1998) and Senior  Counsel  and
Assistant     Secretary Assistant  Secretary  (since  October  2003) of the Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary (since
Age: 38                 October  2003)  of  the  Distributor;   Assistant  Secretary
                        (since   October  2003)  of  Centennial   Asset   Management
                        Corporation;  Vice President and Assistant  Secretary (since
                        1999) of Shareholder  Services,  Inc.;  Assistant  Secretary
                        (since  December  2001) of  OppenheimerFunds  Legacy Program and of Shareholder  Financial  Services,  Inc..  Formerly an
                        Assistant Counsel (August  1994-October  2003) and Assistant
                        Vice President of the Manager  (August  1997-June  1998). An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant  Vice  President of the Manager since August 2002;
Assistant Treasurer     formerly   Manager/Financial  Product  Accounting  (November
since 2004              1998-July 2002) of the Manager.  An officer of 83 portfolios
Age: 34                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dina C. Lee,            Assistant  Vice  President  and  Assistant  Counsel  of  the
Assistant Secretary     Manager  (since  December  2000);  formerly an attorney  and
since 2004              Assistant  Secretary  of  Van  Eck  Global  (until  December
Age: 34                 2000).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President and  Associate  Counsel of the Manager since
Assistant Secretary     May  2004;  formerly  First  Vice  President  and  Associate
since 2004              General  Counsel of UBS Financial  Services Inc.  (formerly,
Age:  36                PaineWebber  Incorporated)  (May 1999 - April 2004) prior to which she was an Associate at Skaden,  Arps, Slate,  Meagher
                        & Flom, LLP (September  1996 - April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|   Remuneration of Trustees. The officers of the Fund and one
Trustee of the Fund (Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Fund.  The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended July 31, 2004. The compensation from all 38 of the Board II Funds
(including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2003.

-------------------------------------------------------------------------------
Trustee Name and Other Fund             Aggregate         Total Compensation
                                                          From Fund and Fund
                                    Compensation from       Complex Paid to
Position(s) (as applicable)               Fund1                Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $1,134                $118,499
Chairman of the Board and
Governance Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                             $745                 $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                            $745                 $101,499
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                          $857                 $115,503
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                              $857                 $115,503
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                               $745                 $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                           $7452              $150,5423, 4
Review and Governance Committee
Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone                           $7455               $100,1793
Governance Committee Chairman
and Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.
Audit and Governance Committee             $745                $149,4996
Member
-------------------------------------------------------------------------------
Effective  December 15, 2003,  Mr. James C. Swain  retired as Trustee from the
Board II Funds.  For the Fund's  fiscal year ended July 31,  2004,  Mr.  Swain received  $279  aggregate  compensation  from the Fund.  For the calendar year
ended  December  31,  2003,  Mr.  Swain  received   $178,000from  all  of  the
Oppenheimer funds for which he served as Trustee.
1.    Aggregate   Compensation   from   Fund   includes   fees  and   deferred
   compensation, if any, for a Trustee.
2.    Includes $745 deferred under Deferred Compensation Plan described below.
3.    Mrs.  Hamilton  and Mr.  Malone were elected as Trustees of the Board II
   Funds  effective  June 1,  2002.  Compensation  for Mrs.  Hamilton  and Mr.
   Malone  was  paid  by all  the  Board  II  Funds,  with  the  exception  of
   Oppenheimer  Senior  Floating  Rate Fund for which  they  currently  do not serve as Trustees (total of 37 Oppenheimer funds at December 31, 2003).
4.    Includes  $50,363  compensation  (of  which  100% was  deferred  under a deferred  compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment  companies  (MassMutual  Institutional Funds and
   MML  Series  Investment  Fund)  the  investment  adviser  for  which is the indirect parent company of the Fund's  Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of
   MassMutual Institutional Funds.
5.    Includes $745 deferred under Deferred Compensation Plan described below.
6.    Includes  $48,000  compensation  paid to Mr.  Marshall  for serving as a trustee by two  open-end  investment  companies  (MassMutual  Institutional
   Funds and MML Series  Investment Fund) the investment  adviser for which is the indirect parent company of the Fund's Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of MassMutual Institutional Funds.

* For purposes of this section only,  "Fund Complex"  includes the Oppenheimer funds,  MassMutual  Institutional  Funds  and MML  Series  Investment  Fund in
accordance  with  the  instructions  for  Form  N-1A.  The  Manager  does  not consider  MassMutual  Institutional Funds and MML Series Investment Fund to be
part of the  OppenheimerFunds  "Fund  Complex"  as that term may be  otherwise interpreted.

      |X|   Deferred  Compensation  Plan for  Trustees.  The Board of Trustees
has  adopted a Deferred  Compensation  Plan for  disinterested  Trustees  that enables them to elect to defer  receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the  compensation deferred by a Trustee is periodically  adjusted as though an equivalent amount had been invested in shares of one or more  Oppenheimer  funds selected by the
Trustee.  The amount  paid to the Trustee  under this plan will be  determined based upon the performance of the selected funds.

      Deferral of Trustees'  fees under this plan will not  materially  affect the Fund's  assets,  liabilities  or net income per share.  This plan will not obligate  the  Fund  to  retain  the  services  of any  Trustee  or to pay any particular  level of compensation to any Trustee.  Pursuant to an Order issued by the SEC,  the Fund may invest in the funds  selected by the  Trustee  under this plan without shareholder  approval for the limited purpose of determining the value of the Trustees' deferred fee accounts.

         |X|      Major  Shareholders.  As of August 30, 2004 no persons owned of  record  or was  known  by the Fund to own  beneficially  5% or more of any class of the Fund's outstanding shares.

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      The portfolio  managers of the Fund are principally  responsible for the day-to-day  management of the Fund's  investment  portfolio.  Other members of
the  Manager's  fixed-income   portfolio  department,   particularly  security
analysts,  traders and other portfolio  managers,  have broad  experience with fixed-income  securities.  They  provide the Fund's  portfolio  managers  with research and support in managing the Fund's investments.

      |X|   The   Investment   Advisory   Agreement.   The  Manager   provides
investment  advisory and  management  services to the Fund under an investment advisory  agreement  between  the Manager  and the Fund.  The Manager  selects securities for the Fund's portfolio and handles its day-to-day  business.  The agreement  requires  the  Manager,  at its  expense,  to provide the Fund with adequate office space,  facilities and equipment. It also requires the Manager to provide and supervise the  activities  of all  administrative  and clerical personnel  required to provide  effective  administration  for the Fund. Those responsibilities  include the  compilation  and  maintenance  of records  with respect to its operations,  the  preparation and filing of specified  reports, and composition of proxy materials and registration  statements for continuous public sale of shares of the Fund.

      Expenses  not  expressly  assumed by the  Manager  under the  investment advisory  agreement are paid by the Fund.  The investment  advisory  agreement lists  examples of expenses paid by the Fund. The major  categories  relate to interest,  taxes,  fees to  unaffiliated  Trustees,  legal and audit expenses, custodian bank and transfer agent  expenses,  share  issuance  costs,  certain
printing  and  registration  costs  and  non-recurring   expenses,   including
litigation  costs.  The  management  fees paid by the Fund to the  Manager are calculated at the rates described in the Prospectus.

  -----------------------------------------------------------------------------
  Fiscal Year ended 7/31    Management Fee Paid to OppenheimerFunds, Inc.
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  2002                      $3,774,010
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  2003                      $4,215,556*
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  2004                      $3,230,456*
  -----------------------------------------------------------------------------

*  Effective  December  6,  2002,  the  Manager  agreed  to limit  the  Fund's management  fees to 0.40% of average net assets for each class.  That  expense limitation  can be amended or terminated at any time without  advance  notice.
If the  management  fee had not  been  reduced,  the  management  fee paid for fiscal  years  2003  and 2004  would  have  been  $4,619,828  and  $3,804,838, respectively.

      The investment  advisory agreement states that in the absence of willful misfeasance,  bad faith,  gross negligence in the performance of its duties or reckless  disregard  of  its  obligations  and  duties  under  the  investment advisory  agreement,  the Manager is not liable for any loss the Fund sustains by reason of good faith errors or omissions in connection  with any matters to which that agreement relates.

The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

      |X|   Annual Approval of Investment Advisory  Agreement.  Each year, the
Board of  Trustees,  including  a majority  of the  Independent  Trustees,  is required to approve  the renewal of the  investment  advisory  agreement.  The
Investment  Company Act requires  that the Board  request and evaluate and the
Manager  provide such  information as may be reasonably  necessary to evaluate the  terms  of  the  investment  advisory  agreement.  The  Board  employs  an independent  consultant to prepare a report that provides such  information as the Board requests for this purpose.

      The Board also receives  information  about the 12b-1  distribution fees the  Fund  pays.  These  distribution  fees are  reviewed  and  approved  at a different time of the year.

      The  Board  reviewed  the  foregoing  information  in  arriving  at  its decision to renew the investment advisory agreement.  Among other factors, the
Board considered:
o     The nature,  cost, and quality of the services  provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The  investment  performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services  received by the
      Fund from its relationship with the Manager; and
o     The  direct  and  indirect   benefits  the  Manager  received  from  its
      relationship  with the Fund.  These  included  services  provided by the
      Distributor  and the  Transfer  Agent,  and  brokerage  and soft  dollar arrangements  permissible under Section 28(e) of the Securities Exchange
      Act.

      The Board  considered  that the  Manager  must be able to pay and retain high quality  personnel at competitive  rates to provide services to the Fund.
The Board also  considered  that  maintaining  the financial  viability of the
Manager is  important  so that the Manager will be able to continue to provide quality  services to the Fund and its shareholders in adverse times. The Board also  considered the  investment  performance of other mutual funds advised by the Manager.  The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees,  meeting separately  from the  full  Board  with  experienced  Counsel  to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the  Manager  within the  meaning  and intent of the SEC Rules  regarding  the independence of counsel.

      After careful deliberation,  the Board concluded that it was in the best interest of  shareholders  to continue the investment  advisory  agreement for another year. In arriving at a decision,  the Board did not single out any one factor or group of factors as being more  important  than other  factors,  but considered all factors together.  The Board judged the terms and conditions of the investment advisory  agreement,  including the investment advisory fee, in light of all of the surrounding circumstances.

      |X|   Portfolio   Transactions.   Portfolio  decisions  are  based  upon
recommendations  and judgment of the Manager subject to the overall  authority of the  Board of  Trustees.  Most  purchases  made by the  Fund are  principal transactions at net prices,  so the Fund incurs little or no brokerage  costs.
The Fund deals  directly  with the selling or  purchasing  principal or market maker  without  incurring  charges for the  services of a broker on its behalf unless  the  Manager  determines  that a  better  price  or  execution  may be obtained by using the services of a broker.  Purchases of portfolio securities from  underwriters  include a commission or  concession  paid by the issuer to the  underwriter,  and purchases from dealers include a spread between the bid and asked prices.

      The  Fund  seeks  to  obtain  prompt  execution  of  orders  at the most
favorable  net  price.  If  dealers  are  used  for  portfolio   transactions,
transactions  may be  directed  to dealers for their  execution  and  research services.  The research services provided by a particular broker may be useful only  to  one or  more  of the  advisory  accounts  of  the  Manager  and  its affiliates.  Investment  research  received for the commissions of those other accounts  may be  useful  both to the  Fund  and  one or  more  of such  other accounts.  Investment  research  services  may be supplied to the Manager by a third party at the instance of a broker  through  which trades are placed.  It may include  information  and analyses on particular  companies and industries as well as market or  economic  trends  and  portfolio  strategy,  receipt  of market quotations for portfolio  evaluations,  information  systems,  computer hardware  and  similar  products  and  services.  If a research  service  also assists the Manager in a  non-research  capacity (such as bookkeeping or other
administrative  functions),   then  only  the  percentage  or  component  that
provides assistance to the Manager in the investment  decision-making  process may be paid in commission dollars.

      The  research  services  provided  by  brokers  broaden  the  scope  and supplement  the research  activities of the Manager.  That  research  provides additional  views and  comparisons  for  consideration,  and helps the Manager obtain market  information  for the valuation of securities held in the Fund's portfolio or being considered for purchase.

      The Fund's policy of investing in short-term debt securities  results in high  portfolio  turnover  and may  increase  the  Fund's  transaction  costs.
However,  since brokerage  commissions,  if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Fund.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal  underwriter in the continuous public offering  of the  different  classes  of shares of the Fund.  The  Distributor bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing  prospectuses,  other than those furnished to existing  shareholders.  The  Distributor  is not obligated to sell a specific number of shares.  Expenses  normally  attributable  to sales are borne by the
Distributor,  except those paid by the Fund under its Distribution and Service
Plans described below.

      The concessions  paid to, or retained by, the Distributor  from the sale of  shares  during  the  Fund's  three  most  recent  fiscal  years,  and  the
contingent   deferred  sales  charges  retained  by  the  Distributor  on  the redemption  of shares for the most recent  fiscal year are shown in the tables below.

----------------------------------------------------------------------------------
Fiscal     Concessions on Class B  Concessions on Class   Concessions on Class N
Year
Ended      Shares Advanced by      C Shares Advanced by   Shares Advanced by
7/31:      Distributor1            Distributor1           Distributor1,2
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
2002       $954,517                $233,346               $635,960
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
20033      $363,611                $208,888               $887,944
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
2004       $138,410                $93,032                $589,607
----------------------------------------------------------------------------------
1.    The  Distributor  advances  concession  payments  to dealers for certain sales of Class B, Class C and Class N shares from its own  resources at the time of sale.
2.    The inception date of Class N shares was March 1, 2001.
3.    The  Distributor's  sales concession rates on Class B, Class C and Class
   N shares sold prior to January 20, 2003 were higher than the current  rates
   (shown on page 18 of the Prospectus).

---------------------------------------------------------------------------------
Fiscal    Class A           Class B          Class C           Class N
                            Contingent       Contingent        Contingent
          Contingent        Deferred Sales   Deferred Sales    Deferred Sales
Year      Deferred Sales    Charges          Charges Retained  Charges Retained
Ended     Charges Retained  Retained by      by Distributor    by Distributor
7/31      by Distributor    Distributor
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
2004      $192,874          $298,926         $94,152           $336,882
---------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

    Each plan has been approved by a vote of the Board of Trustees,  including a majority of the Independent Trustees1, cast in person  at a  meeting  called for the purpose of voting on that plan.

Under the Plans, the Manager and the Distributor may make payments to affiliates.
In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

    Financial  intermediaries,  brokers and dealers may receive other payments from the  Distributor  or the Manager from their own  resources in  connection with the promotion  and/or sale of shares of the Fund,  including  payments to
defray  expenses   incurred  in  connection  with  educational   seminars  and
meetings.   The  Manager  or  Distributor  may  share  expenses   incurred  by
financial  intermediaries  in  conducting  training and  educational  meetings about aspects of the Fund for employees of the  intermediaries  or for hosting client  seminars  or meetings  at which the Fund is  discussed.  In their sole discretion,  the Manager and/or the  Distributor  may increase or decrease the amount of payments they make from their own resources for these purposes.

Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent
Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into
Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act)
of the shares of each class, voting separately by class.

While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

Each plan states that while it is in effect, the selection and nomination of those
Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

    Under the plan for a class,  no payment  will be made to any  recipient in any quarter in which the  aggregate net asset value of all Fund shares of that class held by the  recipient  for itself and its  customers  does not exceed a minimum  amount,  if any,  that may be set from time to time by a majority  of the Independent  Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

     |X|Class  A  Service  Plan  Fees.  Under  the  Class A  service  plan,  the
Distributor  currently  uses the fees it receives  from the Fund to pay brokers, dealers and other financial  institutions (they are referred to as "recipients")
for personal  services and account  maintenance  services they provide for their customers who hold Class A shares. The services include, among others, answering customer  inquiries about the Fund,  assisting in  establishing  and maintaining accounts in the Fund, making the Fund's investment plans available and providing other  services  at the  request  of the Fund or the  Distributor.  The  Class A service plan permits  reimbursements to the Distributor at a rate of up to 0.20%
of average annual net assets of Class A shares. While the plan permits the Board to authorize  payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor  makes payments to plan recipients quarterly at an annual rate not to exceed 0.20% of the average annual net assets  consisting of Class A shares held in the accounts of the  recipients or their customers.

For the fiscal year ended July 31, 2004 payments under the Class A Plan totaled
$794,910, all but $27,997 of which was paid by the Distributor to recipients.
That included $129,958 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to
Class A shares in any fiscal year cannot be recovered in subsequent years.
The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X|   Class B,  Class C and  Class N  Service  and  Distribution  Plans.
Under each plan,  service fees (if any) and distribution  fees are computed on the  average  of the net  asset  value  of  shares  in the  respective  class, determined  as of the close of each  regular  business  day during the period.
Each plan provides  provide for the  Distributor  to be  compensated at a flat rate,  whether the Distributor's  distribution  expenses are more or less than the  amounts  paid by the Fund under the plan  during the period for which the fee is paid. The types of services that recipients  provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the  asset-based  sales charges  and  the  service  fees or to pay  recipients  the  service  fee on a quarterly  basis,  without  payment in advance.  However,  no service fees are paid on Class B and Class C shares at this  time.  The  Distributor  currently intends to pay the  service  fee to  recipients  in advance for the first year after  Class N shares are  purchased.  After the first year Class N shares are outstanding,  after their purchase, the Distributor makes service fee payments quarterly  on those  shares.  The  advance  payment  is based on the net asset value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance  service fee payment.  If Class N shares are redeemed during the first year after their  purchase,  the recipient of the service fees on those shares will be obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

      The  Distributor  retains the  asset-based  sales  charge on Class B and
Class N shares. The Distributor  retains the asset-based sales charge on Class
C shares  during  the  first  year the  shares  are  outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding  for a year or more.  If a dealer has a special  agreement with the  Distributor,  the  Distributor  will pay the Class B, Class C and/or
Class N  asset-based  sales  charge and the Class N service  fee to the dealer quarterly in lieu of paying the sales  concessions  and service fee in advance at the time of purchase.

.......The  asset-based  sales  charges  on Class B, Class C and Class N shares allow  investors to buy shares without a front-end sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based  sales charges to the Distributor for its services rendered in distributing  each class of shares.  The payments are made to the  Distributor in recognition that the Distributor:
o.....pays sales concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may  finance  payment of sales  concessions  and/or  the  advance of the service fee  payment to  recipients  under the plans,  or may provide such  financing  from its own  resources or from the  resources of an affiliate,
o     employs personnel to support  distribution of Class B, Class C and Class
         N shares, and
o     bears  the  costs  of sales  literature,  advertising  and  prospectuses
         (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o     may not be able to  adequately  compensate  dealers  that sell  Class B,
         Class C and Class N shares without  receiving payment under the plans and  therefore  may not be able to offer such Classes for sale absent the plans,
o     receives  payments under the plans  consistent with the service fees and asset-based  sales charges paid by other  non-proprietary  funds that charge 12b-1 fees,
o     may use the  payments  under  the plan to  include  the Fund in  various third-party  distribution  programs  that may increase  sales of Fund shares,
o     may  experience  increased  difficulty  selling  the  Fund's  shares  if payments  under the plan are  discontinued  because  most  competitor
         funds  have  plans  that  pay  dealers  for  rendering   distribution
         services  as much or more than the  amounts  currently  being paid by the Fund, and
o     may not be able to continue providing,  at the same or at a lesser cost, the same  quality  distribution  sales  efforts and  services,  or to obtain such services  from brokers and dealers,  if the plan payments were to be discontinued.

      Class B, Class C or Class N shares may not be  purchased  by an investor directly  from  the  Distributor  without  the  investor  designating  another broker-dealer of record.  If the investor no longer has another  broker-dealer
of  record  for  an  existing   account,   the  Distributor  is  automatically
designated  as the  broker-dealer  of record,  but  solely for the  purpose of acting as the  investor's  agent to purchase the shares.  In those cases,  the
Distributor  retains the asset-based sales charge paid on Class B, Class C and
Class N  shares,  but  does  not  retain  any  service  fees as to the  assets represented by that account.

    The Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent  deferred sales charges  collected on redeemed shares and from the Fund under the plans.
If either the Class B, Class C or Class N plan is terminated by the Fund,  the
Board of Trustees may allow the Fund to continue  payments of the  asset-based sales charge to the  Distributor for  distributing  shares before the plan was terminated.

      The amount  shown in the  following  table  reflects  a decrease  in the asset-based  sales  charge on Class B and Class C shares,  from 0.75% to 0.50%
of average  daily net assets per annum,  effective  January 1, 2003.  The Fund may reinstate the full  asset-based  sales charge permitted under each plan at any time without advance notice.  The Distributor's  sales concession rates on
Class B,  Class C and  Class N shares  sold  prior to  January  20,  2003 were higher than the current rates (shown on page 18__ of the prospectus).

---------------------------------------------------------------------------------
      Distribution Fees Paid to the Distributor for the Year Ended 7/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's       Distributor's
                                                                Unreimbursed
                                            Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
              Under Plan     Distributor    Expenses Under Plan of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Plan    $1,242,150     $1,112,077           $0                 0%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Plan    $485,8481       $123,423            $0                 0%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N Plan    $279,3662       $208,293        $3,587,557           6.26%
---------------------------------------------------------------------------------
1.    Included  $16,132  paid  to an  affiliate  of the  Distributor's  parent company.
2.    Included  $4,798  paid  to an  affiliate  of  the  Distributor's  parent company.

      All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct Rules of the National  Association of  Securities  Dealers,  Inc. on payments of  asset-based  sales  charges and service fees.

Performance of the Fund

Explanation  of Performance  Terminology.  The Fund uses a variety of terms to
illustrate  its  performance.   These  terms  include   "yield,"   "compounded
effective  yield" and "average  annual total  return." An  explanation  of how yields and total returns are  calculated is set forth below.  The charts below show the Fund's  performance as of the Fund's most recent fiscal year end. You can obtain  current  performance  information  by calling the Fund's  Transfer
Agent at 1.800.225.5677 or by visiting the OppenheimerFunds  Internet web site at  www.oppenheimerfunds.com.  The Fund's performance would have been lower in the absence of the fee waivers  described on page 4 of the  Prospectus.  Those fee waivers may be withdrawn at any time.

      The Fund's  illustrations of its performance data in advertisements must comply with rules of the SEC.  Those rules  describe the types of  performance data that may be used and how it is to be calculated.  If the fund shows total returns in  addition to its  yields,  the  returns  must be for the 1-, 5- and
10-year  periods  ending as of the most recent  calendar  quarter prior to the publication of the advertisement (or its submission for publication).

      Use of  standardized  performance  calculations  enables an  investor to compare the Fund's  performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the
Fund's  performance   information  as  a  basis  for  comparisons  with  other
investments:
o     Yields and total  returns  measure  the  performance  of a  hypothetical account  in the  Fund  over  various  periods  and do  not  show  the
         performance   of   each   shareholder's   account.   Your   account's
         performance  will  vary  from  the  model  performance  data  if your dividends  are received in cash, or you buy or sell shares during the period,  or you  bought  your  shares  at a  different  time than the shares used in the model.
o     An  investment  in the  Fund is not  insured  by the  FDIC or any  other government agency.
o     The Fund's yield is not fixed or guaranteed and will fluctuate.
o     Yields and total returns for any given past period represent  historical performance information and are not, and should not be considered,  a prediction of future yields or returns.

      |X|   Yields.  The Fund's  current yield is  calculated  for a seven-day period of time as follows.  First,  a base period return is calculated for the seven-day  period by determining the net change in the value of a hypothetical pre-existing  account  having  one  share at the  beginning  of the  seven-day period.  The change  includes  dividends  declared on the  original  share and dividends  declared on any shares  purchased with dividends on that share, but such  dividends  are  adjusted to exclude any realized or  unrealized  capital gains or losses  affecting  the  dividends  declared.  Next,  the base  period return is  multiplied  by 365/7 to obtain  the  current  yield to the  nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by
      (1)   adding 1 to the base period return (obtained as described above),
      (2)   raising the sum to a power equal to 365 divided by 7, and
      (3)   subtracting 1 from the result.

      The  yield  as  calculated   above  may  vary  for  accounts  less  than
approximately  $100 in value due to the  effect  of  rounding  off each  daily dividend to the  nearest  full cent.  The  calculation  of yield under  either procedure  described  above does not take into  consideration  any realized or unrealized  gains or  losses  on the  Fund's  portfolio  securities  which may affect dividends.  Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      |X|   Total  Return  Information.  There are  different  types of "total returns"  to measure  the Fund's  performance.  Total  return is the change in value of a hypothetical  investment in the Fund over a given period,  assuming
that  all  dividends  and  capital  gains   distributions  are  reinvested  in
additional  shares  and  that the  investment  is  redeemed  at the end of the period.  The  cumulative  total  return  measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average  rate of return for each year in a period  that would  produce the cumulative total return over the entire period. However,  average annual total
returns  do  not  show  actual   year-by-year   performance.   The  Fund  uses
standardized  calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In  calculating  total  returns  for  Class  B  shares,  payment  of the applicable  contingent  deferred  sales  charge is applied,  depending  on the period  for which the  return is shown:  5.0% in the first  year,  4.0% in the second year, 3.0% in the third and fourth years,  2.0% in the fifth year, 1.0%
in the sixth year and none thereafter.  For Class C shares,  the 1% contingent deferred  sales charge is deducted for returns for the  one-year  period.  For
Class N shares,  the 1%  contingent  deferred  sales  charge is  deducted  for returns for the one-year period.  Class N total returns may also be calculated for the  periods  prior to March  1,  2001  (the  inception  date for  Class N shares),  based on the Fund's Class A returns,  adjusted to reflect the higher
Class N 12b-1 fees.

o     Average Annual Total Return.  The "average  annual total return" of each class is an  average  annual  compounded  rate of  return  for each  year in a specified  number of years.  It is the rate of return  based on the  change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula below)  held for a number of years ("n" in the  formula)  to achieve an Ending
Redeemable Value ("ERV" in the formula) of that  investment,  according to the following formula:

------------------------------------------------------------------------------

ERV    l/n - 1 = Average Annual Total
---
               Return
  P

---
------------------------------------------------------------------------------

o     Cumulative  Total Return.  The  "cumulative  total  return"  calculation measures the change in value of a  hypothetical  investment  of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors  as average annual total return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:
------------------------------------------------------------------------------

 ERV - P   = Total Return
-----------
    P

------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                    The Fund's Total Returns for the Periods Ended 7/31/045
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Class of  Cumulative          ------------------------------------------------------------------
          Total Returns
--------- (10 years or
Shares    life-of-class)      Average Annual Total Returns
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                              1-Year          5-Year          10-Year
                                              (or             (or
                              --------------- life-of-class)  life-of-class)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          After    Without    After   Without After   Without After    Without          Com-pounded
                                                                                        Effective
                                                                                        Yield
                                                                               Yield     (7
                                                                               (7 days  days
          Sales    Sales      Sales   Sales   Sales   Sales   Sales    Sales   ended    ended
          Charge   Charge     Charge  Charge  Charge  Charge  Charge   Charge  07/31/03)07/31/03)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Class A1   40.17%     40.17%  0.17%   0.17%   2.37%   2.37%   3.43%    3.43%   0.44%    0.44%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Class B    35.45%2    35.45%2 -4.89%2 0.11%   1.59%   1.96%   3.082    3.08%2  0.20%    0.20%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Class C    33.62%3    33.62%3 -0.90%3 0.10%   1.96%   1.96%   2.94%    2.94%   0.19%    0.19%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Class N     3.12%4     3.12%4 -0.90%  0.10%   0.90%   0.90%4  N/A      N/A     0.11%    0.11%
-------------------------------------------------------------------------------------------------
1.    Inception of Class A shares: 1/3/89`
2.    Inception of Class B shares:  8/17/93.  Because Class B convert to Class
   A shares 72 months after purchase,  the "life-of-class"  return for Class B uses Class A performance for the period after conversion.
3.    Inception of Class C shares: 12/1/93
4.    Inception of Class N Shares: 3/1/01.
5.    The amount  shown in the  following  table  reflects  a decrease  in the asset-based sales charge on Class B and Class C shares,  from 0.75% to 0.5%
   of average daily net assets per annum,  effective January 1, 2003. The Fund may reinstate the full  asset-based  sales charge permitted under each plan at any time without  advance notice.  The  Distributor's  sales  concession rates on Class B,  Class C and Class N shares  sold  prior to  January  20,
   2003  were  higher  than  the  current  rates  (shown  on page  18__of  the
   Prospectus).

   |X|      Other Performance Comparisons.  Yield information may be useful to investors in reviewing the Fund's  performance.  The Fund may make comparisons between its yield and that of other  investments,  by citing  various  indices such as The Bank Rate Monitor  National Index  (provided by Bank Rate Monitor)
which  measures  the  average  rate paid on bank money  market  accounts,  NOW accounts and  certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas.  When  comparing  the Fund's yield with that of other
investments,   investors  should  understand  that  certain  other  investment alternatives  such as certificates  of deposit,  U.S.  government  securities, money market  instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

      From time to time, the Fund may include in its  advertisements and sales literature  performance  information  about the Fund cited in other newspapers and  periodicals,  such as The New York Times,  which may include  performance quotations from other sources.

      From time to time,  the Fund's  Manager may publish  rankings or ratings of the Manager (or the Transfer  Agent) or the investor  services  provided by them  to  shareholders  of  the  Oppenheimer  funds,  other  than  performance rankings of the  Oppenheimer  funds  themselves.  Those ratings or rankings of investor/shareholder  services by third  parties  may compare the  services of the Oppenheimer  funds to those of other mutual fund families  selected by the rating
or  ranking  services.  They may be based on the  opinions  of the  rating  or ranking  service  itself,  based  on its  research  or  judgment,  or based on surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its  advertisements  and sales literature the total return  performance of a hypothetical  investment account that includes  shares of the fund and other  Oppenheimer  funds.  The combined account  may be  part of an  illustration  of an  asset  allocation  model  or similar  presentation.  The  account  performance  may  combine  total  return performance of the Fund and the total return  performance of other Oppenheimer funds  included in the account.  Additionally,  from time to time,  the Fund's
advertisements   and  sales  literature  may  include,   for  illustrative  or
comparative  purposes,  statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
         industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

------------------------------------------------------------------------------
A B O U T Y O U R A C C O U N T
------------------------------------------------------------------------------

How to Buy Shares

Additional  information is presented  below about the methods that can be used to buy  shares of the Fund.  Appendix C contains  more  information  about the special sales charge  arrangements  offered by the Fund, and the circumstances in which  sales  charges  may be  reduced  or waived  for  certain  classes of investors.

When you purchase  shares of the Fund,  your ownership  interest in the shares of the Fund will be recorded  as a book entry on the records of the Fund.  The
Fund will not issue or re-register physical share certificates.
AccountLink.  When shares are  purchased  through  AccountLink,  each purchase must be at least $50 and  shareholders  must  invest at least  $500  before an
                     ---
Asset  Builder Plan  (described  below) can be  established  on a new account.
Accounts  established  prior  to  November  1,  2002  will  remain  at $25 for additional  purchases.  Shares will be purchased  on the regular  business day the  Distributor  is  instructed  to initiate  the  Automated  Clearing  House
("ACH")  transfer to buy the shares.  Dividends will begin to accrue on shares purchased  with the  proceeds of ACH  transfers  on the  business day the Fund receives  Federal  Funds for the  purchase  through the ACH system  before the close of The New York Stock Exchange ("the  Exchange").  The Exchange normally closes at 4:00 P.M.,  but may close  earlier on certain days. If Federal Funds are  received on a business  day after the close of the  Exchange,  the shares will be  purchased  and  dividends  will  begin to accrue on the next  regular business day. The proceeds of ACH transfers are normally  received by the Fund three days after the  transfers  are  initiated.  If the  proceeds  of the ACH transfer  are not received on a timely  basis,  the  Distributor  reserves the right to cancel  the  purchase  order.  The  Distributor  and the Fund are not responsible for any delays in purchasing  shares  resulting from delays in ACH transmissions.

Asset  Builder  Plans.  As explained  in the  Prospectus,  you must  initially establish  your account with $500.  Subsequently,  you can  establish an Asset
Builder Plan to  automatically  purchase  additional  Class A shares  directly from a bank  account  for as little as $50.  For  those  accounts  established prior to November 1, 2002 and which have previously  established Asset Builder
Plans,  additional  purchases  will remain at $25.  Shares  purchased by Asset
Builder  Plan  payments  from bank  accounts  are  subject  to the  redemption restrictions for recent purchases  described in the Prospectus.  Asset Builder
Plans are  available  only if your bank is an ACH member.  Asset Builder Plans may  not  be  used  to  buy  shares  for  OppenheimerFunds  employer-sponsored qualified  retirement  accounts.  Asset Builder Plans also enable shareholders of  Oppenheimer  Cash  Reserves  to use their  fund  account  to make  monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make  payments  from your bank account to purchase  shares of the
Fund,  your bank  account  will be debited  automatically.  Normally the debit will be made two business days prior to the  investment  dates you selected on your  Application.  Neither the  Distributor,  the Transfer Agent nor the Fund
shall be  responsible  for any delays in  purchasing  shares  that result from delays in ACH transmissions.
      Retirement  Plans may  purchase  Class B shares of the Fund  directly by establishing an Asset Builder Plan. The minimum  initial  investment for Class
B Asset  Builder  Plans  is  $5,000  and the  maximum  initial  investment  is
$500,000.

      Before  you  establish  Asset  Builder  payments,  you  should  obtain a prospectus  of the  selected  fund(s)  from  your  financial  advisor  (or the
Distributor)  and request an application  from the  Distributor.  Complete the application  and return  it.  You may change the amount of your Asset  Builder payment  or your can  terminate  these  automatic  investments  at any time by writing to the  Transfer  Agent.  The  Transfer  Agent  requires a  reasonable
period   (approximately  10  days)  after  receipt  of  your  instructions  to implement them. The Fund reserves the right to amend,  suspend, or discontinue offering Asset Builder plans at any time without prior notice.

The Oppenheimer  Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer Principal Protected Main
Oppenheimer Capital Preservation Fund     Street Fund
                                          Oppenheimer Principal Protected Main
Oppenheimer Capital Income Fund           Street Fund II
Oppenheimer Champion Income Fund          Oppenheimer Quest Balanced Fund
                                          Oppenheimer Quest Capital Value Fund,
Oppenheimer Convertible Securities Fund   Inc.
                                          Oppenheimer Quest International Value
Oppenheimer Developing Markets Fund       Fund, Inc.
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Opportunity Value Fund
Oppenheimer Discovery Fund                Oppenheimer Quest Value Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Real Asset Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Real Estate Fund
                                          Oppenheimer Rochester National
Oppenheimer Enterprise Fund               Municipals
Oppenheimer Equity Fund, Inc.             Oppenheimer Senior Floating Rate Fund
Oppenheimer Global Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer Global Opportunities Fund     Oppenheimer Strategic Income Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Total Return Bond Fund
Oppenheimer Growth Fund                   Oppenheimer U.S. Government Trust
Oppenheimer High Yield Fund               Oppenheimer Value Fund
Oppenheimer International Bond Fund       Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund     Rochester Fund Municipals
Oppenheimer International Small Company
Fund
Oppenheimer Limited Term California
Municipal
Fund
Oppenheimer Limited-Term Government Fund

Oppenheimer MidCap Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial  sales  charge on the  purchase of Class A shares of each of the  Oppenheimer  funds described above except the money market funds.
Under  certain  circumstances   described  in  this  Statement  of  Additional
Information,  redemption  proceeds of certain  money market fund shares may be subject to a contingent deferred sales charge.

      Classes  of  Shares.  Each  class of  shares of the Fund  represents  an interest in the same  portfolio  of  investments  of the Fund.  However,  each class has  different  shareholder  privileges  and  features.  The net  income attributable  to Class B, Class C or Class N shares and the dividends  payable on  Class  B,  Class C and  Class N  shares  will be  reduced  by  incremental expenses borne solely by that class.  Those expenses  include the  asset-based sales charges to which Class B, Class C and Class N shares are subject.

|X|   Alternative  Sales  Arrangements.  As stated in the Prospectus,  Class B and Class C shares of the Fund may only be  acquired  by  exchange  of Class B and Class C  shares,  respectively,  of other  Oppenheimer  funds or  directly through qualified retirement plans.

      Investors  should  understand  that  the  purpose  and  function  of the deferred  sales charge and  asset-based  sales charge with respect to Class B,
Class C and Class N shares are the same as those of the initial  sales  charge with  respect  to Class A share of  Oppenheimer  funds  other  than the  money
market  funds.   Any   salesperson   or  other  person   entitled  to  receive
compensation  for selling the Fund shares may receive  different  compensation with respect to one class of shares than the other.

      The  Distributor  will  generally  not accept any order in the amount of
$100,000  or more for Class B shares or $1  million or more for Class C shares on behalf of a single investor (not including  dealer "street name" or omnibus accounts).  That is because  generally it will be more  advantageous  for that investor to purchase Class A shares of the Fund.

|X|   Class A Shares  Subject  to a  Contingent  Deferred  Sales  Charge.  For
purchases of Class A shares  subject to a contingent  deferred sales charge as described  in the  Prospectus,  no  sales  concessions  will  be  paid  to the broker-dealer of record,  as described in the Prospectus,  on sales of Class A shares  purchased  with the  redemption  proceeds of shares of another  mutual
fund  offered  as  an  investment   option  in  a  retirement  plan  in  which
Oppenheimer  funds are also  offered  as  investment  options  under a special arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an  investment  option  under  that plan.  Additionally,  that  concession will not be paid on purchases of shares by a retirement  plan made with the  redemption  proceeds of Class N shares of
Class A one or more  Oppenheimer  funds  held by the  plan  for  more  than 18 months.

|X|   Class B Conversion.  Under current interpretations of applicable federal income tax law by the Internal  Revenue  Service,  the  conversion  of Class B shares to Class A shares 72 months after  purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should  change,  the automatic  conversion  feature may be suspended.  In that event,  no further  conversions  of Class B shares would occur while that suspension remained in effect.

      Although  Class B shares could then be  exchanged  for Class A shares on the  basis of  relative  net  asset  value  of the two  classes,  without  the imposition of a sales charge or fee, such exchange could  constitute a taxable event for the  shareholder,  and absent such  exchange,  Class B shares  might continue  to be subject to the  asset-based  sales  charge for longer than six years.

|X|   Availability  of Class N Shares.  In addition to the  description of the types of retirement  plans which may purchase Class N shares  contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to  all  rollover   contributions   made  to  Individual  401(k)  plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group  Retirement  Plans (as defined in Appendix C to this  Statement of  Additional  Information)  which  have  entered  into a special agreement with the Distributor for that purpose,
o     to Retirement  Plans  qualified  under Sections  401(a) or 401(k) of the
            Internal  Revenue Code, the  recordkeeper  or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement  Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to  OppenheimerFunds-sponsored  Ascender  401(k)  plans that pay for the purchase with the redemption  proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers  and financial  advisors that are identified in a special  agreement  between the  broker-dealer  or financial advisor and the Distributor for that purpose.

      The sales  concession  and the advance of the service  fee, as described in the  Prospectus,  will not be paid to dealers of record on sales of Class N shares on:
o     purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement  plan  that  pays for the  purchase  with  the  redemption proceeds of Class A shares of one or more  Oppenheimer  funds  (other
         than  rollovers  from  an   OppenheimerFunds-sponsored   Pinnacle  or
         Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement  plan  that  pays for the  purchase  with  the  redemption proceeds of Class C shares of one or more  Oppenheimer  funds held by the plan  for  more  than one  year  (other  than  rollovers  from an
         OppenheimerFunds-sponsored  Pinnacle or  Ascender  401(k) plan to any
         IRA invested in the Oppenheimer funds), and
o     on  purchases  of  Class  N  shares  by  an   OppenheimerFunds-sponsored
         Pinnacle or Ascender  401(k) plan made with the  redemption  proceeds of Class A shares of one or more Oppenheimer funds.

      No sales  concessions will be paid to the  broker-dealer  of record,  as described in the  Prospectus,  on sales of Class N shares  purchased  with the redemption  proceeds of shares of another mutual fund offered as an investment option in a  retirement  plan in which  Oppenheimer  funds are also offered as investment  options under a special  arrangement with the Distributor,  if the purchase occurs more than 30 days after the Oppenheimer  funds are added as an investment option under that plan.

      |X|   Allocation  of  Expenses.  The Fund pays  expenses  related to its daily  operations,  such as custodian fees,  Trustees'  fees,  transfer agency fees,  legal  fees and  auditing  costs.  Those  expenses  are paid out of the
Fund's  assets  and are not paid  directly  by  shareholders.  However,  those expenses  reduce the net asset value of shares,  and therefore are  indirectly borne by shareholders through their investment.

      The  methodology  for  calculating  the net asset value,  dividends  and distributions  of the Fund's share classes  recognizes  two types of expenses.
General  expenses  that  do not  pertain  specifically  to any one  class  are allocated  pro rata to the shares of all classes.  The  allocation is based on the  percentage of the Fund's total assets that is  represented  by the assets of each  class,  and then  equally to each  outstanding  share  within a given class. Such general expenses include  management fees, legal,  bookkeeping and audit fees, printing and mailing costs of shareholder  reports,  Prospectuses,
Statements  of  Additional   Information   and  other  materials  for  current
shareholders,   fees  to  unaffiliated  Trustees,  custodian  expenses,  share
issuance  costs,   organization  and  start-up  costs,  interest,   taxes  and
brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly  attributable to a particular class are allocated  equally to each  outstanding  share within that class.  Examples of such expenses  include  distribution  and service plan (12b-1) fees,  transfer and  shareholder  servicing  agent fees and expenses and  shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus,  a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance  valued under $500.
The Minimum Balance Fee is automatically  deducted from each such Fund account on or about the second to last business day of September.

Listed  below are certain  cases in which the Fund has  elected,  in its discretion,  not to assess the Fund Account Fees.  These  exceptions are subject to change:
o     A fund account whose shares were acquired  after  September  30th of the prior year;
o     A fund  account  that has a  balance  below  $500  due to the  automatic conversion  of shares from Class B to Class A shares.  However, once  all  Class  B  shares  held  in  the  account  have  been converted to Class A shares the new account  balance may become subject to the Minimum Balance Fee;
o     Accounts of  shareholders  who elect to access their  account  documents electronically via eDoc Direct;
o     A fund  account  that has only  certificated  shares and,  has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers  under the NSCC
         Fund/SERV system;
o     Accounts  held  under the  Oppenheimer  Legacy  Program  and/or  holding certain Oppenheimer Variable Account Funds;
o     Omnibus  accounts  holding  shares  pursuant to the Pinnacle,  Ascender,
         Custom Plus,  Recordkeeper Pro and Pension Alliance  Retirement
         Plan programs; and
o     A fund account  that falls below the $500  minimum  solely due to market fluctuations  within the 12-month period preceding the date the fee is deducted.

To access account documents  electronically via eDocs Direct, please visit the
Service   Center  on  our   website   at   www.oppenheimerfunds.com   or  call
                                           ------------------------
1.888.470.0862 for instructions.

The Fund  reserves the  authority to modify Fund Account Fees in its discretion.

Determination  of Net Asset Value Per Share.  The net asset value per share of each class of shares of the Fund is  determined as of the close of business of the Exchange on each day that the Exchange is open.  The  calculation  is done by dividing the value of the Fund's net assets  attributable to a class by the number of shares of that class that are  outstanding.  The  Exchange  normally closes at 4:00 P.M.,  Eastern  time,  but may close  earlier on some days (for example,  in case of  weather  emergencies  or on days  falling  before a U.S.
holiday).  All references to time in this Statement of Additional  Information mean "Eastern time." The Exchange's most recent annual  announcement (which is subject to change) states that it will close on New Year's Day,  Martin Luther
King Jr. Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence Day,
Labor Day,  Thanksgiving  Day and  Christmas  Day.  It may also close on other days.

      The Fund's  Board of Trustees has adopted the  amortized  cost method to value the Fund's  portfolio  securities.  Under the amortized  cost method,  a security is valued initially at its cost and its valuation  assumes a constant amortization  of any premium or accretion of any  discount,  regardless of the impact of  fluctuating  interest  rates on the market  value of the  security.
This method does not take into  consideration any unrealized  capital gains or losses  on  securities.  While  this  method  provides  certainty  in  valuing securities,  in  certain  periods  the  value  of  a  security  determined  by amortized  cost may be higher or lower than the price the Fund  would  receive if it sold the security.

      The Fund's  Board of  Trustees  has  established  procedures  reasonably designed to  stabilize  the Fund's net asset  value at $1.00 per share.  Those procedures  include a review of the Fund's portfolio  holdings by the Board of
Trustees,  at intervals it deems appropriate,  to determine whether the Fund's net asset value calculated by using available market quotations  deviates from
$1.00 per share based on amortized cost.

      The Board of Trustees will examine the extent of any  deviation  between the  Fund's  net asset  value  based  upon  available  market  quotations  and amortized  cost.  If the Fund's net asset value were to deviate  from $1.00 by more than 0.5%,  Rule 2a-7  requires  the Board of Trustees  to consider  what action,  if any,  should  be  taken.  If they  find  that  the  extent  of the
deviation  may  cause  a  material   dilution  or  other  unfair   effects  on
shareholders,  the Board of Trustees  will take  whatever  steps it  considers appropriate  to eliminate or reduce the  dilution,  including,  among  others, withholding or reducing  dividends,  paying  dividends from capital or capital gains,  selling  portfolio  instruments  prior to maturity to realize  capital gains or losses or to  shorten  the  average  maturity  of the  portfolio,  or calculating net asset value per share by using available market quotations.

      During periods of declining  interest  rates,  the daily yield on shares of the Fund may tend to be lower  (and net  investment  income  and  dividends higher) than those of a fund  holding the  identical  investments  as the Fund but  which  used a method of  portfolio  valuation  based on market  prices or estimates of market  prices.  During  periods of rising  interest  rates,  the daily yield of the Fund would tend to be higher and its aggregate  value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

      The  information   below   supplements  the  terms  and  conditions  for
redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to United  Missouri Bank (the "Bank")
for  clearance,  the Bank will ask the Fund to redeem a  sufficient  number of full and fractional  shares in the  shareholder's  account to cover the amount of the check. This enables the shareholder to continue receiving  dividends on those  shares  until the check is  presented  to the Fund.  Checks  may not be presented  for  payment at the  offices  of the Bank or the Fund's  custodian.
This  limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks.  The Fund reserves the right to amend,  suspend or  discontinue  offering  checkwriting  privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting  privilege, by signing the account  application or by completing a Checkwriting card, each individual who signs:
(1)   for  individual  accounts,  represents  that  they  are  the  registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations,  partnerships, trusts and other entities, represents  that they are an  officer,  general  partner,  trustee or other  fiduciary or agent,  as applicable,  duly authorized to act on behalf of the registered owner(s);
(3)   authorizes  the Fund,  its Transfer Agent and any bank through which the
         Fund's  drafts  (checks)  are payable to pay all checks  drawn on the
         Fund account of such  person(s) and to redeem a sufficient  amount of shares from that account to cover payment of each check;
      (4)   specifically  acknowledges that if they choose to permit checks to be honored if there is a single  signature  on checks  drawn  against joint accounts,  or accounts for corporations,  partnerships,  trusts or other  entities,  the  signature  of any one  signatory on a check will be sufficient to authorize  payment of that check and redemption from the account,  even if that account is registered in the names of more than one person or more than one  authorized  signature  appears on the Checkwriting card or the application, as applicable;
(5)   understands  that  the  Checkwriting  privilege  may  be  terminated  or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges  and agrees that  neither the Fund nor its bank shall incur any  liability  for that  amendment or  termination  of  checkwriting privileges or for redeeming shares to pay checks reasonably  believed by them to be genuine,  or for  returning  or not paying  checks that have not been accepted for any reason.

Sending  Redemption  Proceeds by Federal Funds Wire. The Federal Funds wire of redemption  proceeds may be delayed if the Fund's  custodian  bank is not open for business on a day when the Fund would  normally  authorize  the wire to be made,  which is usually the Fund's next  regular  business day  following  the redemption.  In those  circumstances,  the wire will not be transmitted  until the next  bank  business  day on  which  the  Fund is open  for  business.  No dividends will be paid on the proceeds of redeemed  shares  awaiting  transfer by Federal Funds wire.

Reinvestment Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares  that were  purchased  by  exchange  of Class A shares of another  Oppenheimer  fund on which an initial sales charge was paid or
       Class A or
o     Class B shares on which a contingent deferred sales charge was paid.

      The  reinvestment  may be made  without  sales  charge  only in  Class A shares of the Fund or any of the other  Oppenheimer funds into which shares of the Fund are  exchangeable  as  described in "How to Exchange  Shares"  below.
Reinvestment  will be at the net asset value next computed  after the Transfer
Agent receives the  reinvestment  order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment.  This privilege does not apply to Class C and  Class N shares.  The Fund may  amend,  suspend  or cease offering this  reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital  gain that was  realized  when the shares  were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax payable on that gain. If there has been a capital loss on the redemption,  some or all of the loss may not be tax deductible,  depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption  proceeds of
Fund shares on which a sales charge was paid are  reinvested  in shares of the fund or  another  of the  Oppenheimer  funds  within 90 days of payment of the sales  charge,  the  shareholder's  basis in the  shares of the Fund that were redeemed  may not  include  the amount of the sales  charge  paid.  That would reduce the loss or increase the gain recognized from the redemption.  However, in that  case the  sales  charge  would be  added to the  basis of the  shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The  Prospectus  states that payment for shares  tendered
for   redemption  is  ordinarily   made  in  cash.   However,   under  unusual
circumstances,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best  interests of the remaining  shareholders  of the
Fund to make payment of a redemption  order wholly or partly in cash.  In that case,  the  Fund  may pay the  redemption  proceeds  in  whole or in part by a distribution  "in kind" of liquid  securities  from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be  governed by Rule 18f-1 under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem  shares solely in cash up to the  lesser  of  $250,000  or 1% of the net  assets  of the Fund during any 90-day  period for any one  shareholder.  If shares are redeemed in kind,  the  redeeming  shareholder  might  incur  brokerage  or other costs in selling the securities for cash.  The Fund will value  securities  used to pay redemptions  in kind  using  the  same  method  the  Fund  uses to  value  its portfolio  securities described above under "Determination of Net Asset Values
Per Share." That valuation  will be made as of the time the  redemption  price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the involuntary  redemption of the shares held in any account if the aggregate net asset  value of those  shares is less than $200 or such  lesser  amount as the Board may fix.  The Board  will not cause the  involuntary  redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board  exercises  this  right,  it may also fix the  requirements  for any notice to be given to the  shareholders  in question  (not less than 30 days).
The Board may  alternatively  set requirements for the shareholder to increase the  investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of transfer to the name of another  person or entity.  It does not matter whether the transfer  occurs by absolute  assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When  shares  subject  to a  contingent  deferred  sales  charge  are transferred, the transferred shares will remain subject to the contingent  deferred sales charge.  It will be calculated as if the transferee shareholder had acquired the transferred  shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares  held in an account  are  transferred,  and some but not all shares in the account  would be subject to a  contingent  deferred sales charge if redeemed at the time of transfer,  the priorities described in the  Prospectus  under "How to Buy Shares" for the  imposition of the Class B,
Class C and Class N  contingent  deferred  sales  charge  will be  followed in determining the order in which shares are transferred.

Distributions   From  Retirement  Plans.   Requests  for  distributions   from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the Transfer Agent at its
address  listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's  awareness  of tax  penalties if the  distribution  is premature; and
(3)   conform to the  requirements of the plan and the Fund's other redemption requirements.

      Participants      (other     than     self-employed      persons)     in
OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its  fiduciary  may not directly  request redemption of their accounts.  The plan  administrator  or fiduciary must sign the request.

      Distributions  from  pension  and profit  sharing  plans are  subject to special  requirements  under the Internal  Revenue Code and certain  documents
(available  from the Transfer  Agent) must be completed  and  submitted to the
Transfer  Agent  before  the  distribution  may be  made.  Distributions  from retirement  plans are subject to withholding  requirements  under the Internal
Revenue Code, and IRS Form W-4P  (available  from the Transfer  Agent) must be submitted  to  the  Transfer  Agent  with  the  distribution  request,  or the distribution may be delayed.  Unless the shareholder has provided the Transfer
Agent with a certified tax  identification  number,  the Internal Revenue Code requires that tax be withheld from any  distribution  even if the  shareholder elects not to have tax withheld.  The Fund, the Manager, the Distributor,  and
the  Transfer  Agent  assume  no   responsibility   to  determine   whether  a
distribution  satisfies the  conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for Repurchase of Shares from Dealers and Brokers.  The
Distributor  is the Fund's  agent to  repurchase  its shares  from  authorized dealers or brokers on behalf of their customers.  Shareholders  should contact their  broker or dealer to arrange  this type of  redemption.  The  repurchase price  per  share  will  be the  net  asset  value  next  computed  after  the
Distributor  receives  the order placed by the dealer or broker.  However,  if the Distributor  receives a repurchase order from a dealer or broker after the close of the Exchange on a regular  business day, it will be processed at that day's net asset  value if the order was  received by the dealer or broker from its customers prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00 P.M.,  but may do so earlier  on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor  prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily,   for  accounts  redeemed  by  a  broker-dealer  under  this procedure,  payment will be made within three  business  days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents in proper form. The  signature(s) of the registered  owner(s) on the redemption document must be guaranteed as described in the Prospectus.

Automatic  Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can  authorize  the Transfer  Agent to redeem  shares
(having  a value of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal  Plan.  Shares will
be  redeemed   three  business  days  prior  to  the  date  requested  by  the shareholder for receipt of the payment.  Automatic withdrawals of up to $1,500 per month may be  requested  by  telephone if payments are to be made by check payable  to all  shareholders  of  record.  Payments  must also be sent to the address of record for the account and the address  must not have been  changed
within   the   prior   30   days.   Required   minimum    distributions   from
OppenheimerFunds-sponsored  retirement  plans  may  not be  arranged  on  this basis.

      Payments  are  normally   made  by  check,   but   shareholders   having
AccountLink  privileges  (see  "How  To  Buy  Shares")  may  arrange  to  have
Automatic  Withdrawal Plan payments transferred to the bank account designated on the account  application or  signature-guaranteed  instructions sent to the
Transfer  Agent.  Shares  are  normally  redeemed  pursuant  to  an  Automatic
Withdrawal  Plan three business days before the payment  transmittal  date you select in the account  application.  If a  contingent  deferred  sales  charge applies to the redemption,  the amount of the check or payment will be reduced accordingly.

      The Fund cannot  guarantee  receipt of a payment on the date  requested.
The Fund  reserves the right to amend,  suspend or  discontinue  offering such plans  at any  time  without  prior  notice.  Class  B,  Class  C and  Class N shareholders should not establish  withdrawal plans,  because of the potential imposition  of the  contingent  deferred  sales  charge  on  such  withdrawals
(except  where  the  Class B,  Class C or Class N  contingent  deferred  sales charge is waived as  described in Appendix C to this  Statement of  Additional
Information).

      By requesting an Automatic  Withdrawal or Exchange Plan, the shareholder agrees to the terms and  conditions  applicable to such plans as stated below.
These  provisions  may be  amended  from time to time by the Fund  and/or  the
Distributor.   When  adopted,  any  amendments  will  automatically  apply  to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can authorize the Transfer
Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares
(of the same class) of other  Oppenheimer  funds  automatically  on a monthly, quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum  amount  that may be  exchanged  to each  other  fund  account is $50.
Instructions    should   be   provided   on   the   account   application   or
signature-guaranteed  instructions.  Exchanges  made  under  these  plans  are subject to the  restrictions  that apply to  exchanges as set forth in "How to
Exchange  Shares" in the  Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic  Withdrawal  Plans.  Fund  shares  will be  redeemed  as necessary to meet withdrawal payments.  Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested  dividends and capital gains  distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal  payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under  withdrawal  plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's  Automatic  Withdrawal
Plan as agent for the  shareholder  (the  "Planholder")  who executed the Plan authorization  and application  submitted to the Transfer  Agent.  Neither the
Transfer  Agent nor the Fund shall incur any liability to the  Planholder  for any  action  taken  or not  taken  by the  Transfer  Agent  in good  faith  to administer the Plan. Share  certificates  will not be issued for shares of the
Fund  purchased  for and held  under the Plan,  but the  Transfer  Agent  will credit all such shares to the account of the  Planholder on the records of the
Fund.  Any  share  certificates  held  by  a  Planholder  may  be  surrendered unendorsed to the Transfer Agent with the Plan  application so that the shares represented by the certificate may be held under the Plan.

      For accounts  subject to Automatic  Withdrawal  Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net  asset  value  without a sales  charge.  Dividends  on shares  held in the account may be paid in cash or reinvested.

      Shares  will be redeemed  to make  withdrawal  payments at the net asset value per share  determined  on the  redemption  date.  Checks or  AccountLink payments  representing  the  proceeds  of Plan  withdrawals  will  normally be transmitted  three business days prior to the date selected for receipt of the payments,  according  to the choice  specified  in writing by the  Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement  payments and the address to which  checks are to be mailed or  AccountLink  payments are to be sent may be changed at any time by the  Planholder by writing to the Transfer  Agent.  The
Planholder  should allow at least two weeks' time in mailing such notification for the  requested  change to be put in effect.  The  Planholder  may,  at any time,  instruct  the  Transfer  Agent by written  notice  (in  proper  form in accordance with the requirements of the  then-current  Prospectus of the Fund)
to redeem  all,  or any part of, the shares  held under the Plan.  That notice must be in proper form in accordance with the  requirements of the ten-current
Prospectus  of the Fund.  In that case,  the  Transfer  Agent will  redeem the number of shares  requested  at the net  asset  value per share in effect  and will mail a check for the proceeds to the Planholder.

      The  Planholder  may  terminate  a Plan at any  time by  writing  to the
Transfer  Agent.  The Fund may also give  directions to the Transfer  Agent to terminate  a Plan.  The  Transfer  Agent will also  terminate  a Plan upon its receipt of  evidence  satisfactory  to it that the  Planholder  has died or is legally  incapacitated.  Upon  termination  of a Plan by the Transfer Agent or the Fund,  shares that have not been redeemed  will be held in  uncertificated form  in  the  name  of  the  Planholder.  The  account  will  continue  as  a
dividend-reinvestment,   uncertificated   account   unless  and  until  proper
instructions  are  received  from  the  Planholder,  his  or her  executor  or guardian, or another authorized person.

      To use  shares  held  under  the  Plan as  collateral  for a  debt,  the
Planholder  may request  issuance  of a portion of the shares in  certificated form.  Upon written  request  from the  Planholder,  the  Transfer  Agent will determine the number of shares for which a certificate  may be issued  without causing the withdrawal  checks to stop.  However,  should such  uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer  Agent ceases to act as transfer agent for the Fund, the
Planholder  will be deemed to have  appointed any successor  transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As  stated in the  Prospectus,  shares of a  particular  class of  Oppenheimer funds  having more than one class of shares may be  exchanged  only for shares of the same class of other  Oppenheimer  funds.  Shares of  Oppenheimer  funds that have a single  class  without a class  designation  are deemed  "Class A"
shares for this  purpose.  You can obtain a current list  showing  which funds offer which classes of shares by calling the Distributor.

o     All of the  Oppenheimer  funds  currently  offer  Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial   New  York  Tax  Exempt
                                            Trust
      Centennial   California   Tax  Exempt Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free Municipals        Oppenheimer  New  Jersey   Municipal
                                             Fund
      Oppenheimer    AMT-Free    New    York Oppenheimer  Pennsylvania  Municipal
      Municipals                             Fund
      Oppenheimer International Value Fund   Oppenheimer    Rochester    National
                                             Municipals
      Oppenheimer California Municipal Fund  Oppenheimer   Senior  Floating  Rate
                                             Fund
      Oppenheimer   Limited  Term  Municipal Limited Term New York Municipal Fund
      Fund
      Oppenheimer Municipal Bond Fund        Rochester Fund Municipals
      Oppenheimer Principal Protected Main   Oppenheimer Limited Term California
      Street Fund II                         Municipal Fund
      Oppenheimer Money Market Fund, Inc.

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free Municipals        Oppenheimer Limited Term Municipal Fund
      Oppenheimer    AMT-Free    New    York
      Municipals
      Oppenheimer Balanced Fund              Oppenheimer New Jersey Municipal Fund
      Oppenheimer California Municipal Fund  Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Capital Income Fund        Oppenheimer  Principal  Protected  Main
                                             Street Fund
      Oppenheimer Cash Reserves              Oppenheimer  Principal  Protected  Main
                                             Street Fund II
      Oppenheimer Champion Income Fund       Oppenheimer  Quest  Capital Value Fund,
                                             Inc.
      Oppenheimer   Convertible   Securities Oppenheimer Quest  International  Value
      Fund                                   Fund, Inc.
      Oppenheimer   Disciplined   Allocation Oppenheimer      Rochester     National
      Fund                                   Municipals
      Oppenheimer Developing Markets Fund    Oppenheimer Senior Floating Rate Fund
      Oppenheimer  Gold &  Special  Minerals Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Bond Fund    Oppenheimer Total Return Bond Fund
      Oppenheimer International Growth Fund  Limited Term New York Municipal Fund
      Oppenheimer     International    Small
      Company Fund

o     Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.
o     Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of  Oppenheimer  Cash  Reserves  are generally  available  only by exchange  from the same class of shares of other  Oppenheimer  funds or through  OppenheimerFunds-sponsored  401(k)
      plans.
o     Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
      exchanged only for Class A shares of other  Oppenheimer  funds. They may not be  acquired  by  exchange  of  shares  of any  class  of any  other
      Oppenheimer  funds  except  Class A shares of  Oppenheimer  Money Market
      Fund or  Oppenheimer  Cash  Reserves  acquired  by  exchange  of Class M shares.
o     Shares of  Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of  Oppenheimer  Money Market Fund,  Inc.,  Oppenheimer  Cash
      Reserves or Oppenheimer  Limited-Term Government Fund. Only participants in certain  retirement plans may purchase shares of Oppenheimer  Capital
      Preservation  Fund, and only those  participants  may exchange shares of other Oppenheimer funds for shares of Oppenheimer  Capital  Preservation
      Fund.
o     Class A shares of Oppenheimer  funds may be exchanged at net asset value for shares of any money market fund offered by the  Distributor.  Shares of any  money  market  fund  purchased  without  a sales  charge  may be exchanged  for shares of  Oppenheimer  funds offered with a sales charge upon  payment  of the sales  charge.  They may also be used to  purchase shares of  Oppenheimer  funds subject to an early  withdrawal  charge or contingent deferred sales charge.
o     Shares  of  Oppenheimer  Money  Market  Fund,  Inc.  purchased  with the redemption  proceeds of shares of other  mutual  funds (other than funds managed by the Manager or its subsidiaries)  redeemed within the 30 days prior to that  purchase  may  subsequently  be  exchanged  for shares of other  Oppenheimer  funds  without  being  subject to an  initial  sales charge  or  contingent  deferred  sales  charge.  To  qualify  for  that privilege,  the  investor  or the  investor's  dealer  must  notify  the
      Distributor of eligibility  for this privilege at the time the shares of
      Oppenheimer  Money Market Fund, Inc. are purchased.  If requested,  they must supply proof of entitlement to this privilege.
o     Shares  of  the  Fund   acquired  by   reinvestment   of   dividends  or
      distributions  from any of the other  Oppenheimer funds or from any unit investment  trust for  which  reinvestment  arrangements  have been made with the  Distributor  may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.  However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund until after the expiration of the warranty period
      (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund II until after the expiration of the warranty period
      (2/4/2011).

      The Fund may amend,  suspend or terminate the exchange  privilege at any time.  Although the Fund may impose these changes at any time, it will provide you  with  notice  of  those  changes  whenever  it  is  required  to do so by applicable  law.  It may be  required  to  provide  60 days  notice  prior  to materially amending or terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

      |X|   How  Exchanges  Affect  Contingent   Deferred  Sales  Charges.  No
contingent  deferred  sales  charge is imposed on  exchanges  of shares of any class  purchased  subject to a  contingent  deferred  sales  charge,  with the following exceptions:

o     When  Class A shares  of any  Oppenheimer  fund  (other  than  Rochester
National  Municipals  and Rochester Fund  Municipals)  acquired by exchange of
Class  A  shares  of any  Oppenheimer  fund  purchased  subject  to a  Class A contingent  deferred sales charge are redeemed  within 18 months measured from the beginning of the calendar  month of the initial  purchase of the exchanged
Class A shares,  the Class A  contingent  deferred  sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National  Municipals and Rochester Fund
Municipals  acquired  by exchange  of Class A shares of any  Oppenheimer  fund purchased  subject to a Class A contingent  deferred sales charge are redeemed within  24  months  of the  beginning  of the  calendar  month of the  initial purchase of the  exchanged  Class A shares,  the Class A  contingent  deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of  another  Oppenheimer  fund that are  exchanged for Class A shares of  Oppenheimer  Senior  Floating  Rate Fund are subject to the Class A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent deferred sales  charge  will  carry  over to the Class A shares of  Oppenheimer  Senior
Floating  Rate  Fund  acquired  in  the  exchange.   The  Class  A  shares  of
Oppenheimer  Senior  Floating  Rate Fund  acquired  in that  exchange  will be subject to the Class A Early Withdrawal Charge of Oppenheimer  Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When  Class A shares of this Fund and  Oppenheimer  Money  Market  Fund,
Inc.  acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent  deferred sales charge are redeemed within the
Class A holding period of the fund from which the shares were  exchanged,  the
Class A  contingent  deferred  sales  charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares (other than  Limited-Term Government
Fund, Limited Term Municipal Fund, Limited Term New York Municipal Fund,
Oppenheimer Capital Preservation Fund and Oppenheimer Senior Floating Rate
Fund), the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

         With  respect  to Class B shares  of  Limited-Term  Government  Fund,
Limited  Term  Municipal   Fund,   Limited  Term  New  York  Municipal   Fund,
Oppenheimer  Capital  Preservation  Fund and Oppenheimer  Senior Floating Rate
Fund,  the Class B  contingent  deferred  sales  charge is  imposed on Class B shares  acquired  by  exchange  if they  are  redeemed  within  5 years of the initial purchase of the exchanged Class B shares.
o     With respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares,  a 1% contingent  deferred  sales charge will be imposed if the  retirement  plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer  funds are terminated as an investment  option  of the plan and  Class N shares  are  redeemed  within  18 months  after the plan's first  purchase of Class N shares of any  Oppenheimer fund or with respect to an individual  retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first  purchase of Class N shares of any Oppenheimer fund.

o     When  Class,  Class C or  Class N  shares  are  redeemed  to  effect  an exchange,  the  priorities  described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B,  Class C or Class N  contingent  deferred sales  charge will be followed  in  determining  the order in which the shares are  exchanged.  Before  exchanging  shares,  shareholders  should  take  into account how the exchange may affect any contingent  deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders  owning  shares of more than one class must  specify  which class of shares they wish to exchange.

      |X|   Limits on Multiple  Exchange  Orders.  The Fund reserves the right to reject telephone or written exchange  requests  submitted in bulk by anyone on  behalf  of more  than  one  account.  The  Fund may  accept  requests  for exchanges  of up to 50 accounts  per day from  representatives  of  authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests.  When exchanging shares by telephone, a shareholder  must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the investor must obtain a prospectus of that fund before the exchange request may be submitted.  If all telephone lines are busy
(which  might  occur,  for  example,  during  periods  of  substantial  market fluctuations),  shareholders  might  not  be  able  to  request  exchanges  by telephone and would have to submit written exchange requests.

|X|   Processing  Exchange  Requests.  Shares to be exchanged  are redeemed on the regular  business day the Transfer Agent  receives an exchange  request in proper  form  (the  "Redemption  Date").  Normally,  shares  of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed  by either  fund up to five  business  days if it  determines  that it would be  disadvantaged by an immediate  transfer of the redemption  proceeds.
The Fund  reserves  the  right,  in its  discretion,  to refuse  any  exchange request  that may  disadvantage  it. For  example,  if the receipt of multiple exchange  requests  from a dealer might require the  disposition  of portfolio securities at a time or at a price that might be  disadvantageous to the Fund, the Fund may refuse the request.

      When you  exchange  some or all of your shares from one fund to another, any special  account  features  such as an Asset  Builder Plan or an Automatic
Withdrawal  Plan,  will be  switched  to the new  account  unless you tell the
Transfer  Agent  not  to do  so.  However,  special  redemption  and  exchange features  such as Automatic  Exchange  Plans and  Automatic  Withdrawal  Plans
cannot be switched to an account in  Oppenheimer  Senior  Floating  Rate Fund,
Oppenheimer  Principal Protected Main Street Fund I and Oppenheimer  Principal
Protected Main Street Fund II.

      In connection with any exchange request,  the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this
Statement of  Additional  Information  or would  include  shares  covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different  Oppenheimer  funds  available for exchange have different investment  objectives,  policies and risks. A shareholder  should assure that the fund  selected  is  appropriate  for his or her  investment  and should be aware  of  the  tax  consequences  of an  exchange.  For  federal  income  tax purposes,  an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of  another.  "Reinvestment  Privilege,"  above, discusses some of the tax consequences of reinvestment of redemption  proceeds in such cases.  The Fund, the  Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a  shareholder  in  connection with an exchange request or any other investment transaction.

Dividends and Taxes

Dividends  and  Distributions.  The Fund has no fixed  dividend rate and there can be no assurance as to the payment of any dividends.  The dividends paid by a class of shares will vary from time to time depending on market  conditions, the  composition  of the Fund's  portfolio,  and expenses borne by the Fund or borne separately by a class.  Dividends are calculated in the same manner,  at the  same  time,  and on the  same day for  each  class  of  shares.  However, dividends  on Class B,  Class C and Class N shares  are  expected  to be lower than  dividends  on Class A. That is because of the effect of the  asset-based sales charge on Class B, Class C and Class N shares.

      Dividends,  distributions  (if any) and  proceeds of the  redemption  of
Fund  shares  represented  by checks  returned  to the  Transfer  Agent by the
Postal  Service  as  undeliverable  will be  invested  in  Class A  shares  of
Oppenheimer  Money Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer  Agent, to enable the investor to earn a return on otherwise idle funds.  Unclaimed  accounts may be subject to state  escheatment  laws,  and the Fund and the Transfer Agent will not be liable to  shareholders  or their  representatives  for compliance with those laws in good faith.

Tax Status of the Fund's  Dividends,  Distributions and Redemptions of Shares.
The  federal  tax  treatment  of  the  Fund's   dividends  and  capital  gains
distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax  considerations  generally  affecting the
Fund and its shareholders.

      The tax  discussion in the  Prospectus  and this Statement of Additional
Information  is based on tax law in effect on the date of the  Prospectus  and this Statement of Additional  Information.  Those laws and  regulations may be changed by legislative,  judicial,  or administrative  action,  sometimes with
retroactive  effect.   State  and  local  tax  treatment  of  ordinary  income
dividends and capital gain dividends from regulated  investment  companies may differ from the treatment  under the Internal  Revenue Code  described  below.
Potential  purchasers  of shares of the Fund are  urged to  consult  their tax advisers with  specific  reference to their own tax  circumstances  as well as
the  consequences  of  federal,   state  and  local  tax  rules  affecting  an
investment in the Fund.

|X|   Qualification as a Regulated  Investment  Company.  The Fund has elected to be  taxed as a  regulated  investment  company  under  Subchapter  M of the
Internal Revenue Code of 1986, as amended. As a regulated  investment company, the Fund is not  subject  to  federal  income  tax on the  portion  of its net investment  income  (that  is,  taxable  interest,  dividends,  other  taxable ordinary income net of expenses,  and net short-term capital gain in excess of net  long-term  capital loss) and capital gain net income (that is, the excess of net long-term  capital gains over net  short-term  capital  losses) that it distributes  to  shareholders.  That  qualification  enables the Fund to "pass through" its income and realized capital gains to shareholders  without having to pay tax on them.  This  avoids a "double  tax" on that  income and  capital gains, since shareholders  normally will be taxed on the dividends and capital gains they  receive  from the Fund  (unless  their  Fund  shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The  Internal  Revenue  Code  contains  a  number  of  complex  tests relating to  qualification  that the Fund might not meet in a particular year.
If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an ordinary  corporation  and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated  investment company,  the Fund must distribute at  least  90% of  its  investment  company  taxable  income  (in  brief,  net investment  income  and the  excess of net  short-term  capital  gain over net long-term  capital  loss) for the  taxable  year.  The Fund must also  satisfy certain other  requirements  of the Internal  Revenue Code,  some of which are described  below.  Distributions  by the Fund made during the taxable year or, under  specified  circumstances,  within  12  months  after  the  close of the taxable  year,  will be considered  distributions  of income and gains for the
taxable   year  and  will   therefore   count  toward   satisfaction   of  the
above-mentioned requirement.

      To qualify as a regulated  investment  company,  the Fund must derive at least 90% of its gross income from dividends,  interest, certain payments with respect  to  securities  loans,  gains from the sale or other  disposition  of stock or securities or foreign  currencies  (to the extent such currency gains are directly related to the regulated  investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the  requirements  described  above,  the Fund must satisfy an asset  diversification test in order to qualify as a regulated investment  company.  Under  that  test,  at the close of each  quarter of the
Fund's  taxable  year,  at least 50% of the value of the  Fund's  assets  must consist  of cash and  cash  items  (including  receivables),  U.S.  government
securities,   securities  of  other  regulated   investment   companies,   and
securities of other issuers.  As to each of those  issuers,  the Fund must not have  invested  more  than 5% of the  value  of the  Fund's  total  assets  in securities  of each  such  issuer  and the Fund must not hold more than 10% of the  outstanding  voting  securities of each such issuer.  No more than 25% of the value of its total  assets may be  invested in the  securities  of any one issuer  (other  than  U.S.  government  securities  and  securities  of  other regulated  investment  companies),  or in two or more  issuers  which the Fund controls  and which are engaged in the same or similar  trades or  businesses.
For  purposes  of this  test,  obligations  issued or  guaranteed  by  certain agencies  or  instrumentalities  of the U.S.  government  are  treated as U.S.
government securities.

      |X|   Excise Tax on Regulated Investment  Companies.  Under the Internal
Revenue Code, by December 31 each year,  the Fund must  distribute  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year  through  October 31 of the current  year.  If it does not, the
Fund must pay an excise tax on the amounts not  distributed.  It is  presently anticipated  that  the  Fund  will  meet  those  requirements.  To  meet  this requirement,  in certain circumstances the Fund might be required to liquidate portfolio  investments to make  sufficient  distributions  to avoid excise tax liability.  However,  the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of  shareholders  for the Fund not to make such  distributions at the required levels and to pay the excise  tax on the  undistributed  amounts.  That  would  reduce the amount of income or capital gains available for distribution to shareholders.

      |X|   Taxation of Fund Distributions.  The Fund anticipates distributing substantially  all of its investment  company  taxable income for each taxable year. Those  distributions  will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Distributions  by the  Fund  that  do  not  constitute  ordinary  income dividends  or  capital  gain  distributions  will be  treated  as a return  of capital  to the extent of the  shareholder's  tax basis in their  shares.  Any excess  will be treated as gain from the sale of those  shares,  as  discussed below.  Shareholders  will be advised  annually as to the U.S.  federal income tax  consequences of  distributions  made (or deemed made) during the year. If
prior   distributions  made  by  the  Fund  must  be   re-characterized  as  a
non-taxable  return of capital  at the end of the  fiscal  year as a result of the effect of the Fund's investment policies,  they will be identified as such in notices sent to shareholders.

      Distributions  by the Fund will be treated in the manner described above regardless  of whether the  distributions  are paid in cash or  reinvested  in additional shares of the Fund (or of another fund).  Shareholders  receiving a distribution  in the form of additional  shares will be treated as receiving a distribution  in an  amount  equal to the  fair  market  value  of the  shares received, determined as of the reinvestment date.

      The Fund will be required in certain  cases to withhold  28% of ordinary income  dividends,  capital  gains  distributions  and  the  proceeds  of  the redemption of shares,  paid to any shareholder (1) who has failed to provide a correct  taxpayer  identification  number or to properly  certify  that number
-------
when required,  (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly,  or (3) who has failed to certify to the Fund that the shareholder is not subject to backup  withholding or is an "exempt  recipient"  (such as a corporation).  All income and any tax withheld by the Fund is remitted by the U.S.  Treasury  and is  identified  in reports mailed to shareholders in January of each year.

Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or  capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds listed above.  Reinvestment will be made  without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or  distribution.
To elect this  option,  the  shareholder  must  notify the  Transfer  Agent in
writing  and  must  have  an  existing   account  in  the  fund  selected  for
reinvestment.  Otherwise,  the shareholder  first must obtain a prospectus for that fund and an  application  from the  Distributor  to establish an account.
Dividends and/or  distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The  Distributor.  The Fund's  shares are sold  through  dealers,  brokers and
other   financial    institutions   that   have   a   sales   agreement   with
OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as the Fund's  Distributor.  The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent, is
a division  of the  Manager.  It is  responsible  for  maintaining  the Fund's shareholder  registry  and  shareholder  accounting  records,  and for  paying dividends  and  distributions  to  shareholders.  It also handles  shareholder servicing and  administrative  functions.  It serves as the Transfer Agent for an annual per account  fee. It also acts as  shareholder  servicing  agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer  Agent at the address and toll-free  numbers shown on the back cover.

The  Custodian.  Citibank,  N.A. is the  custodian of the Fund's  assets.  The custodian's  responsibilities  include safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and from the  Fund.  It is the  practice  of the Fund to deal with the  custodian  in a manner  uninfluenced by any banking  relationship  the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances with the custodian in excess of $100,000 are not protected by federal  deposit  insurance.  Those uninsured balances at times may be substantial.

Independent  Registered Public  Accounting Firm.  Deloitte & Touche llp is the
independent  registered public account firm of the Fund. They audit the Fund's financial  statements and perform other related audit services.  They also act as for certain  other funds advised by the Manager and its  affiliates.  Audit and non-audit  service  provided to the Fund must be pre-approved by the Audit
Committee.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CASH RESERVES:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Cash Reserves, including the statement of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Cash Reserves as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Denver, Colorado September 21, 2004 STATEMENT OF INVESTMENTS July 31, 2004 -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- CERTIFICATES OF DEPOSIT--16.3% -------------------------------------------------------------------------------- DOMESTIC CERTIFICATES OF DEPOSIT--2.6% Wells Fargo Bank NA, 1.30%, 8/6/04 $ 20,000,000 $ 20,000,000 -------------------------------------------------------------------------------- YANKEE CERTIFICATES OF DEPOSIT--13.7% BNP Paribas, New York: 1.341%, 6/22/05 1 10,000,000 9,995,967 1.39%, 8/5/04 10,000,000 10,000,297 -------------------------------------------------------------------------------- Calyon, New York, 1.37%, 9/10/04 10,000,000 10,000,000 -------------------------------------------------------------------------------- Canadian Imperial Bank of Commerce NY, 1.39%, 6/28/05 1 20,000,000 19,994,524 -------------------------------------------------------------------------------- HBOS Treasury Services, New York, 1.285%, 9/17/04 4,000,000 4,000,000 -------------------------------------------------------------------------------- Lloyds TSB Bank plc, New York, 1.39%, 9/24/04 15,000,000 15,000,000 -------------------------------------------------------------------------------- Nordea Bank Finland plc, New York Branch, 1.395%, 6/29/05 1 7,000,000 6,997,758 -------------------------------------------------------------------------------- Societe Generale, New York, 1.31%, 6/14/05 1 20,000,000 19,994,753 -------------------------------------------------------------------------------- UBS AG Stamford CT, 1.26%, 9/16/04 10,000,000 10,000,064 ------------ 105,983,363 ------------ Total Certificates of Deposit (Cost $125,983,363) 125,983,363 -------------------------------------------------------------------------------- DIRECT BANK OBLIGATIONS--12.1% -------------------------------------------------------------------------------- AB SPINTAB, 1.26%, 9/9/04 10,000,000 9,986,350 -------------------------------------------------------------------------------- Calyon North America, Inc., 1.40%, 9/9/04 4,000,000 3,993,933 -------------------------------------------------------------------------------- Danske Corp., Series A, 1.33%, 9/15/04 4,000,000 3,993,350 -------------------------------------------------------------------------------- Deutsche Bank Financial LLC, 1.12%, 8/19/04 5,000,000 4,997,200 -------------------------------------------------------------------------------- DnB NOR Bank ASA, 1.315%, 9/2/04 8,000,000 7,990,649 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- DIRECT BANK OBLIGATIONS Continued -------------------------------------------------------------------------------- Fortis Funding LLC, 1.27%, 9/15/04 2 $ 10,000,000 $ 9,984,125 -------------------------------------------------------------------------------- Governor & Co. of the Bank of Ireland, 1.11%, 8/2/04 2 7,300,000 7,299,775 -------------------------------------------------------------------------------- HBOS Treasury Services: 1.095%, 8/6/04 5,000,000 4,999,240 1.10%, 8/4/04 5,000,000 4,999,542 1.51%, 10/14/04 3,500,000 3,489,136 -------------------------------------------------------------------------------- Nationwide Building Society, 1.32%, 8/20/04 5,000,000 4,996,517 -------------------------------------------------------------------------------- Nordea North America, Inc., 1.60%, 10/14/04 6,000,000 5,980,267 -------------------------------------------------------------------------------- Toronto Dominion Holdings, Inc., 1.42%, 9/22/04 5,000,000 4,989,744 -------------------------------------------------------------------------------- UBS Finance (Delaware) LLC, 1.28%, 9/13/04 15,163,000 15,139,455 ------------ Total Direct Bank Obligations (Cost $92,839,283) 92,839,283 -------------------------------------------------------------------------------- SHORT-TERM NOTES--68.7% --------------------------------------------------------------------------------

ASSET-BACKED--24.6% Eiffel Funding LLC:

1.34%, 8/16/04 2 5,000,000 4,997,208 1.61%, 10/25/04 2 5,750,000 5,728,142 -------------------------------------------------------------------------------- FCAR Owner Trust I: 1.61%, 10/15/04 13,000,000 12,957,396 1.61%, 10/18/04 5,000,000 4,982,558 -------------------------------------------------------------------------------- Gotham Funding Corp.: 1.37%, 8/11/04 2 5,000,000 4,998,097 1.45%, 8/26/04 2 5,698,000 5,692,302 -------------------------------------------------------------------------------- GOVCO Inc.: 1.55%, 10/19/04 2 4,300,000 4,285,374 1.59%, 10/25/04 2 10,000,000 9,962,458 -------------------------------------------------------------------------------- Legacy Capital LLC: 1.14%, 8/18/04 2 5,000,000 4,997,308 1.36%, 9/2/042 15,000,000 14,981,422 -------------------------------------------------------------------------------- Lexington Parker Capital Co. LLC, 1.16%, 8/3/04 2 12,000,000 11,999,234 -------------------------------------------------------------------------------- 11 | OPPENHEIMER CASH RESERVES STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- ASSET-BACKED Continued Neptune Funding Corp.: 1.23%, 8/12/04 2 $ 4,650,000 $ 4,648,068 1.40%, 8/16/04 2 6,000,000 5,996,500 1.40%, 8/19/04 2 2,000,000 1,998,600 1.59%, 10/22/04 2 10,000,000 9,963,783 -------------------------------------------------------------------------------- New Center Asset Trust, 1.60%, 10/7/04 12,000,000 11,964,267 -------------------------------------------------------------------------------- Perry Global Funding LLC, Series A: 1.55%, 10/21/04 2 5,000,000 4,982,563 1.56%, 10/19/04 2 12,500,000 12,457,208 -------------------------------------------------------------------------------- Regency Markets No. 1 LLC, 1.28%, 8/20/04 2 15,000,000 14,989,497 -------------------------------------------------------------------------------- Solitaire Funding LLC, 1.30%, 8/26/04 2 7,900,000 7,893,033 -------------------------------------------------------------------------------- Thornburg Mortgage Capital Resources, 1.685%, 11/1/04 2 17,500,000 17,432,834 -------------------------------------------------------------------------------- Victory Receivables Corp.: 1.35%, 9/2/04 2 2,000,000 1,997,600 1.55%, 10/12/04 2 10,000,000 9,969,000 ------------ 189,874,452 -------------------------------------------------------------------------------- CAPITAL MARKETS--14.4% Banc of America Securities LLC, 1.40%, 8/2/04 1 15,000,000 15,000,000 -------------------------------------------------------------------------------- Bear Stearns Cos., Inc., 1.29%, 8/10/04 10,000,000 9,996,775 -------------------------------------------------------------------------------- Citigroup Global Markets Holdings, Inc.: 1.30%, 8/13/04 6,000,000 5,997,400 1.34%, 8/19/04 10,000,000 9,993,300 1.52%, 10/18/04 10,000,000 9,967,067 -------------------------------------------------------------------------------- Goldman Sachs Group, Inc.: 1.25%, 10/20/04 3 10,000,000 10,000,000 1.68%, 10/18/04 3 3,000,000 3,000,000 -------------------------------------------------------------------------------- Lehman Brothers, Inc., 1.38%, 12/15/04 1 18,000,000 18,000,000 -------------------------------------------------------------------------------- Morgan Stanley, 1.25%, 8/27/04 1 10,000,000 10,000,000 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- CAPITAL MARKETS Continued Wachovia Securities LLC, 1.47%, 12/22/04 1 $ 19,000,000 $ 19,000,000 ------------ 110,954,542 -------------------------------------------------------------------------------- COMMERCIAL BANKS--2.5% Bank of America Corp., 1.60%, 10/26/04 10,000,000 9,961,778 -------------------------------------------------------------------------------- J.P. Morgan Chase & Co., 1.31%, 8/17/04 9,000,000 8,994,760 ------------ 18,956,538 -------------------------------------------------------------------------------- COMMERCIAL FINANCE--0.2% Countrywide Home Loans, 1.37%, 8/2/04 1,850,000 1,849,928 -------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--7.7% General Electric Capital Corp.: 1.08%, 8/5/04 9,000,000 8,998,920 1.29%, 9/8/04 10,000,000 9,986,383 1.34%, 9/7/04 5,000,000 4,993,114 -------------------------------------------------------------------------------- Household Finance Corp.: 1.51%, 10/8/04 7,500,000 7,478,608 1.54%, 10/22/04 5,000,000 4,982,461 1.60%, 10/13/04 10,000,000 9,967,556 -------------------------------------------------------------------------------- Prudential Funding LLC: 1.12%, 8/4/04 12,000,000 11,998,880 1.62%, 10/28/04 1,000,000 996,040 ------------ 59,401,962 -------------------------------------------------------------------------------- INSURANCE--7.6% ING America Insurance Holdings, Inc., 1.72%, 11/29/04 10,000,000 9,942,667 -------------------------------------------------------------------------------- Jackson National Life Global Funding, Series 2004-6, 1.38%, 8/16/04 1,4 5,000,000 5,000,000 -------------------------------------------------------------------------------- Metropolitan Life Global Funding I, Series 2003-5, 1.39%, 8/15/04 1,3 8,600,000 8,600,000 12 | OPPENHEIMER CASH RESERVES PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- INSURANCE Continued Prudential Insurance Co. of America, 1.65%, 1/31/05 1 $ 10,000,000 $ 10,000,000 -------------------------------------------------------------------------------- Security Life of Denver Insurance Co.: 1.31%, 8/18/041 10,000,000 10,000,000 1.46%, 10/27/04 1 10,000,000 10,000,000 -------------------------------------------------------------------------------- United of Omaha Life Insurance Co., 1.46%, 8/2/04 1,3 5,000,000 5,000,000 ------------ 58,542,667 -------------------------------------------------------------------------------- SPECIAL PURPOSE FINANCIAL--11.7% Blue Spice LLC, 1.54%, 10/12/04 2 6,800,000 6,779,056 -------------------------------------------------------------------------------- Cooperative Assn of Tractor Dealers, Inc., Series A, 1.35%, 8/13/04 5,100,000 5,097,705 -------------------------------------------------------------------------------- Cooperative Assn. of Tractor Dealers, Inc., Series B: 1.16%, 8/2/04 3,000,000 2,999,903 1.60%, 10/19/04 2,000,000 1,992,979 -------------------------------------------------------------------------------- K2 (USA) LLC: 1.30%, 8/25/04 2 4,900,000 4,895,753 1.44%, 6/30/05 1,4 13,000,000 12,997,588 -------------------------------------------------------------------------------- LINKS Finance LLC: 1.35%, 10/15/04 1,4 5,000,000 5,000,000 1.41%, 8/25/04 1,4 10,000,000 9,999,868 1.41%, 9/30/04 1,4 10,000,000 9,999,672 -------------------------------------------------------------------------------- Parkland (USA) LLC, 1.36%, 1/14/05 1,4 5,000,000 4,999,773 -------------------------------------------------------------------------------- RACERS Trust, Series 2004-6-MM, 1.426%, 8/23/04 1,4 2,500,000 2,500,000 -------------------------------------------------------------------------------- Sigma Finance, Inc.: 1.34%, 9/16/04 2 10,000,000 9,982,878 1.42%, 11/26/04 1,4 10,000,000 9,999,522 1.63%, 10/28/04 2 3,000,000 2,988,047 ------------ 90,232,744 ------------ Total Short-Term Notes (Cost $529,812,833) 529,812,833 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- U.S. GOVERNMENT AGENCIES--2.6% -------------------------------------------------------------------------------- Federal Home Loan Bank, 1.50%, 3/1/05 $ 5,000,000 $ 5,000,000 -------------------------------------------------------------------------------- Federal National Mortgage Assn.: 1.375%, 2/18/05 5,000,000 5,000,000 1.55%, 5/4/05 5,000,000 5,000,000 1.60%, 5/13/05 5,000,000 5,000,000 ------------ Total U.S. Government Agencies (Cost $20,000,000) 20,000,000 -------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $768,635,479) 99.7% 768,635,479 -------------------------------------------------------------------------------- OTHER ASSETS NET OF LIABILITIES 0.3 2,211,514 ------------------------------- NET ASSETS 100.0% $770,846,993 =============================== FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM NOTES AND DIRECT BANK OBLIGATIONS ARE GENERALLY TRADED ON A DISCOUNT BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE FUND AT THE TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

1. Represents the current interest rate for a variable or increasing rate security. 2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $201,899,865, or 26.19% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees. 3. Illiquid security. See Note 4 of Notes to Financial Statements. 4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $60,496,423 or 7.85% of the Fund's net assets as of July 31, 2004. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 13 | OPPENHEIMER CASH RESERVES STATEMENT OF ASSETS AND LIABILITIES July 31, 2004 --------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------

Investments, at value (cost $768,635,479)--see accompanying statement of investments      $768,635,479
------------------------------------------------------------------------------------------------------
Cash                                                                                         2,250,865
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                           5,088,485
Interest                                                                                       501,411
Other                                                                                           84,572
                                                                                          ------------
Total assets                                                                               776,560,812

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                       5,190,869
Transfer and shareholder servicing agent fees                                                  210,224
Shareholder communications                                                                     119,653
Dividends                                                                                       78,092
Distribution and service plan fees                                                              76,960
Trustees' compensation                                                                           3,935
Other                                                                                           34,086
                                                                                          ------------
Total liabilities                                                                            5,713,819

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $770,846,993
                                                                                          ============

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                $    770,801
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 770,073,020
------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                     3,172
                                                                                          ------------
NET ASSETS                                                                                $770,846,993
                                                                                          ============
14 | OPPENHEIMER CASH RESERVES

---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $385,393,362 and
385,402,285 shares of beneficial interest outstanding)                                        $1.00
---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $219,061,447 and 219,019,524 shares
of beneficial interest outstanding)                                                           $1.00
---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $109,083,081 and 109,070,795 shares
of beneficial interest outstanding)                                                           $1.00
---------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $57,309,103 and 57,308,109 shares
of beneficial interest outstanding)                                                           $1.00
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 15 | OPPENHEIMER CASH RESERVES STATEMENT OF OPERATIONS For the Year Ended July 31, 2004 -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- INVESTMENT INCOME Interest $ 9,290,537 -------------------------------------------------------------------------------- EXPENSES Management fees 3,804,838 --------------------------------------------------------------------------------

Distribution and service plan fees:

Class A 794,910 Class B 1,242,150 Class C 485,848 Class N 279,366 --------------------------------------------------------------------------------

Transfer and shareholder servicing agent fees:

Class A 1,893,652 Class B 772,890 Class C 353,735 Class N 204,775 -------------------------------------------------------------------------------- Shareholder communications: Class A 170,569 Class B 55,705 Class C 20,478 Class N 5,085 -------------------------------------------------------------------------------- Custodian fees and expenses 9,817 -------------------------------------------------------------------------------- Trustees' compensation 7,733 -------------------------------------------------------------------------------- Other 291,459 ------------- Total expenses 10,393,010 Less reduction to custodian expenses (1,613) Less payments and waivers of expenses (2,198,173) ------------- Net expenses 8,193,224 -------------------------------------------------------------------------------- NET INVESTMENT INCOME 1,097,313 -------------------------------------------------------------------------------- NET REALIZED GAIN ON INVESTMENTS 3,172 -------------------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 1,100,485 ============= SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 16 | OPPENHEIMER CASH RESERVES STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                2004                  2003
----------------------------------------------------------------------------------------------

OPERATIONS
----------------------------------------------------------------------------------------------
Net investment income                                     $   1,097,313       $     3,924,750
----------------------------------------------------------------------------------------------
Net realized gain                                                 3,172                73,568
                                                          -----------------------------------
Net increase in net assets resulting from operations          1,100,485             3,998,318

----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                        (685,870)           (2,404,957)
Class B                                                        (257,841)           (1,044,894)
Class C                                                         (98,460)             (272,812)
Class N                                                         (55,142)             (202,087)
----------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                              --               (32,551)
Class B                                                              --               (28,468)
Class C                                                              --                (8,440)
Class N                                                              --                (3,523)

----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                     (80,451,332)           25,949,775
Class B                                                     (97,689,917)         (101,017,788)
Class C                                                       2,433,081           (16,470,114)
Class N                                                       4,958,877             9,589,171

----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
Total decrease                                             (170,746,119)          (81,948,370)
----------------------------------------------------------------------------------------------
Beginning of period                                         941,593,112         1,023,541,482
                                                          ------------------------------------
End of period                                             $ 770,846,993       $   941,593,112
                                                          ====================================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 17 | OPPENHEIMER CASH RESERVES FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

CLASS A      YEAR ENDED JULY 31,                          2004            2003             2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                 $    1.00       $    1.00        $    1.00        $    1.00        $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1           .01              .01              .05              .05
Net realized gain                                           -- 1            --1              -- 1             --               --
                                                     ------------------------------------------------------------------------------
Total from investment operations                            -- 1           .01              .01              .05              .05
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1          (.01)            (.01)            (.05)            (.05)
Distributions from net realized gain                        --              -- 1             -- 1             --               --
                                                     ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             -- 1          (.01)            (.01)            (.05)            (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    1.00       $    1.00        $    1.00        $    1.00        $    1.00
                                                     ==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.17%           0.54%            1.31%            4.84%            5.10%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 385,393       $ 465,843        $ 439,893        $ 395,898        $ 317,198
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 405,288       $ 451,634        $ 405,285        $ 351,490        $ 312,440
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                                     0.17%           0.53%            1.30%            4.67%            5.00%
Total expenses                                            1.22%           1.16%            1.17%            1.15%            1.06%
Expenses after payments and waivers
and reduction to custodian expenses                       0.99%           1.00%            1.16%             N/A 4            N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 18 | OPPENHEIMER CASH RESERVES

CLASS B         YEAR ENDED JULY 31,                       2004            2003            2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00       $    1.00        $    1.00        $    1.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1            -- 1           .01              .04              .04
Net realized gain                                           -- 1            -- 1            -- 1             --               --
                                                     -----------------------------------------------------------------------------
Total from investment operations                            -- 1            -- 1           .01              .04              .04
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1            -- 1          (.01)            (.04)            (.04)
Distributions from net realized gain                        --              -- 1            -- 1             --               --
                                                     -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             -- 1            -- 1          (.01)            (.04)            (.04)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $    1.00       $    1.00       $    1.00        $    1.00        $    1.00
                                                     =============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.11%           0.27%           0.76%            4.25%            4.52%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 219,061       $ 316,750       $ 417,768        $ 239,201        $ 172,345
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 247,836       $ 385,078       $ 288,676        $ 208,775        $ 225,824
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.10%           0.27%           0.75%            4.07%            4.40%
Total expenses                                            1.34%           1.37%           1.71%            1.70%            1.61%
Expenses after payments and waivers
and reduction to custodian expenses                       1.04%           1.27%           1.70%             N/A 4            N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 19 | OPPENHEIMER CASH RESERVES FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

CLASS C         YEAR ENDED JULY 31,                       2004            2003            2002             2001           2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00       $    1.00        $    1.00       $    1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1            -- 1           .01              .04             .04
Net realized gain                                           -- 1            -- 1            -- 1             --              --
                                                     ----------------------------------------------------------------------------
Total from investment operations                            -- 1            -- 1           .01              .04             .04
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1            -- 1          (.01)            (.04)           (.04)
Distributions from net realized gain                        --              -- 1            -- 1             --              --
                                                     ----------------------------------------------------------------------------

Total dividends and/or distributions
to shareholders                                             -- 1            -- 1          (.01)            (.04)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    1.00       $    1.00       $    1.00        $    1.00       $    1.00
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.10%           0.25%           0.76%            4.26%           4.52%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 109,083       $ 106,650       $ 123,120        $  85,076       $  49,382
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  97,058       $ 113,569       $  85,893        $  68,741       $  59,556
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.10%           0.24%           0.80%            4.07%           4.44%
Total expenses                                            1.39%           1.41%           1.71%            1.70%           1.61%
Expenses after payments and waivers
and reduction to custodian expenses                       1.05%           1.28%           1.70%             N/A 4           N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 20 | OPPENHEIMER CASH RESERVES

CLASS N         YEAR ENDED JULY 31,                             2004             2003             2002              2001 1
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     1.00       $     1.00       $     1.00        $     1.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             -- 2             -- 2            .01               .01
Net realized gain                                                 -- 2             -- 2             -- 2              --
                                                          ----------------------------------------------------------------
Total from investment operations                                  -- 2             -- 2            .01               .01
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              -- 2             -- 2           (.01)             (.01)
Distributions from net realized gain                              --               -- 2             -- 2              --
                                                          ----------------------------------------------------------------
Total dividends and/or distributions to shareholders              -- 2             -- 2           (.01)             (.01)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     1.00       $     1.00       $     1.00        $     1.00
                                                          ================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                                  0.10%            0.43%            1.08%             1.49%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $   57,309       $   52,350       $   42,761        $    4,275
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $   55,961       $   49,145       $   21,014        $      737
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                           0.10%            0.41%            0.68%             3.03%
Total expenses                                                  1.39%            1.24%            1.47%             1.19%
Expenses after payments and waivers
and reduction to custodian expenses                             1.06%            1.11%            1.46%              N/A 5
1. For the period from March 1, 2001 (inception of offering) to July 31, 2001. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 21 | OPPENHEIMER CASH RESERVES NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Cash Reserves (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------- SECURITIES VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value. --------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders, therefore, no federal income or excise tax provision is required.

22 | OPPENHEIMER CASH RESERVES

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

UNDISTRIBUTED NET UNDISTRIBUTED ACCUMULATED INVESTMENT INCOME LONG-TERM GAIN LOSS CARRYFORWARD 1,2 ------------------------------------------------------------------- $84,664 $-- $-- 1. During the fiscal year ended July 31, 2004, the Fund did not utilize any capital loss carryforward. 2. During the fiscal year ended July 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2004 and July 31, 2003 was as follows:

YEAR ENDED YEAR ENDED JULY 31, 2004 JULY 31, 2003 ------------------------------------------------------------------- Distributions paid from: Ordinary income $ 1,097,313 $ 3,924,750 Long-term capital gain -- 72,982 --------------------------------- Total $ 1,097,313 $ 3,997,732 ================================= --------------------------------------------------------------------------------

TRUSTEES’ COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

-------------------------------------------------------------------------------- EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund. 23 | OPPENHEIMER CASH RESERVES NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED JULY 31, 2004               YEAR ENDED JULY 31, 2003
                                    SHARES              AMOUNT             SHARES              AMOUNT
------------------------------------------------------------------------------------------------------

CLASS A
Sold                           488,619,859       $ 488,619,859        645,438,961       $ 645,438,961
Dividends and/or
distributions reinvested           638,759             638,759          2,267,138           2,267,138
Redeemed                      (569,709,950)       (569,709,950)      (621,756,324)       (621,756,324)
                             -------------------------------------------------------------------------
Net increase (decrease)        (80,451,332)      $ (80,451,332)        25,949,775       $  25,949,775
                             =========================================================================

------------------------------------------------------------------------------------------------------
CLASS B
Sold                           244,796,543       $ 244,796,543        387,633,392       $ 387,633,392
Dividends and/or
distributions reinvested           223,924             223,924            989,218             989,218
Redeemed                      (342,710,384)       (342,710,384)      (489,640,398)       (489,640,398)
                             -------------------------------------------------------------------------
Net decrease                   (97,689,917)      $ (97,689,917)      (101,017,788)      $(101,017,788)
                             =========================================================================

------------------------------------------------------------------------------------------------------
CLASS C
Sold                           201,146,784       $ 201,146,784        236,359,515       $ 236,359,515
Dividends and/or
distributions reinvested            86,278              86,278            256,705             256,705
Redeemed                      (198,799,981)       (198,799,981)      (253,086,334)       (253,086,334)
                             -------------------------------------------------------------------------
Net increase (decrease)          2,433,081       $   2,433,081        (16,470,114)      $ (16,470,114)
                             =========================================================================

------------------------------------------------------------------------------------------------------
CLASS N
Sold                            97,262,364       $  97,262,364        156,184,467       $ 156,184,467
Dividends and/or
distributions reinvested            53,182              53,182            204,581             204,581
Redeemed                       (92,356,669)        (92,356,669)      (146,799,877)       (146,799,877)
                             -------------------------------------------------------------------------
Net increase                     4,958,877       $   4,958,877          9,589,171       $   9,589,171
                             =========================================================================
24 | OPPENHEIMER CASH RESERVES -------------------------------------------------------------------------------- 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.50% of the first $250 million of average annual net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, and 0.40% of net assets in excess of $1 billion.

-------------------------------------------------------------------------------- ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns. --------------------------------------------------------------------------------

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2004, the Fund paid $2,682,208 to OFS for services to the Fund.

-------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. --------------------------------------------------------------------------------

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.20% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. Effective January 1, 2003, the Fund decreased the asset-based sales charge on Class B and Class C shares to 0.50% of average daily net assets per annum. The Distributor is entitled to receive a service fee of 0.25% per year under each plan, but the Board of Trustees has not authorized the Fund to pay the service fees on Class B and Class C shares at this time. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated

25 | OPPENHEIMER CASH RESERVES NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

expenses under the plan at July 31, 2004 for Class N shares were $3,587,557. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

SALES CHARGES. Contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                           CLASS A             CLASS B             CLASS C             CLASS N
                        CONTINGENT          CONTINGENT          CONTINGENT          CONTINGENT
                          DEFERRED            DEFERRED            DEFERRED            DEFERRED
                     SALES CHARGES       SALES CHARGES       SALES CHARGES       SALES CHARGES
                       RETAINED BY         RETAINED BY         RETAINED BY         RETAINED BY
YEAR ENDED             DISTRIBUTOR         DISTRIBUTOR         DISTRIBUTOR         DISTRIBUTOR
----------------------------------------------------------------------------------------------

July 31, 2004             $192,874            $298,926             $94,152            $336,882
--------------------------------------------------------------------------------

PAYMENTS AND WAIVERS OF EXPENSES. Effective December 6, 2002, the Manager has agreed to limit the Fund’s management fee to 0.40% of the Fund’s average net assets for each class of shares. As a result of this limitation the Fund was reimbursed $574,382 for the year ended July 31, 2004. This expense limitation can be amended or terminated at any time without advance notice.

        Prior to April 28, 2003, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. Effective April 28, 2003, transfer agent fees for all classes are limited to the lesser of 0.35% of average daily net assets or to an amount (but not less than zero) necessary to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. During the year ended July 31, 2004, OFS waived $654,720, $562,778, $260,880 and $145,413 for Class A, Class B, Class C and Class N shares, respectively. Each of the above-mentioned voluntary undertakings may be further amended or withdrawn at any time.

-------------------------------------------------------------------------------- 4. ILLIQUID SECURITIES

As of July 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2004 was $26,600,000, which represents 3.45% of the Fund’s net assets.

26 | OPPENHEIMER CASH RESERVES 5. SUBSEQUENT EVENTS - LITIGATION

Three complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, “OppenheimerFunds”), as well as 51 of the Oppenheimer funds (collectively, the “Funds”) excluding this Fund, and nine directors/trustees of certain of the Funds (collectively, the “Directors/Trustees”). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law.

OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                                  Appendix A

                      Description of Securities Ratings

Below is a description  of the two highest  rating  categories  for Short Term
Debt and  Long  Term  Debt by the  "Nationally-Recognized  Statistical  Rating
Organizations" which the Manager evaluates in purchasing  securities on behalf of the Fund. The ratings  descriptions  are based on  information  supplied by the ratings organizations to subscribers.

SHORT-TERM DEBT RATINGS.

Moody's Investors Service, Inc. ("Moody's")

The following rating  designations for commercial paper (defined by Moody's as promissory  obligations  not  having  original  maturity  in  excess  of  nine months),  are judged by Moody's  to be  investment  grade,  and  indicate  the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment.  Capacity will normally be evidenced
by  the   following   characteristics:   (a)  leading   market   positions  in
well-established  industries;  (b) high rates of return on funds employed; (c)
conservative  capitalization  structure  with  moderate  reliance  on debt and ample  asset  protection;  (d) broad  margins  in  earning  coverage  of fixed financial charges and high internal cash generation;  and (e) well-established access to a range of  financial  markets  and  assured  sources  of  alternate liquidity.

Prime-2:  Strong  capacity for  repayment.  This will normally be evidenced by many of the  characteristics  cited  above  but to a lesser  degree.  Earnings trends and coverage  ratios,  while sound,  will be more subject to variation.
Capitalization characteristics,  while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Moody's  ratings  for state and  municipal  short-term  obligations  are designated  "Moody's  Investment  Grade" ("MIG").  Short-term notes which have demand features may also be designated as "VMIG".  These rating categories are as follows:

MIG  1/VMIG 1:  Denotes  superior  credit  quality.  Excellent  protection  is afforded by  established  cash flows,  highly  reliable  liquidity  support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit  quality.  Margins of protection are ample although not as large as in the preceding group.

Standard & Poor's Ratings Services,  a division of The McGraw-Hill  Companies,
Inc. ("Standard and Poor's")

The following  ratings by Standard and Poor's for commercial paper (defined by
Standard  and Poor's as debt having an  original  maturity of no more than 365 days) assess the likelihood of payment:

A-1:  Obligation is rated in the highest category.  The obligor's  capacity to meet its  financial  commitment  on the  obligation  is  strong.  Within  this category,  a plus (+) sign  designation  indicates the  obligor's  capacity to meet its financial obligation is extremely strong.

A-2:  Obligation  is  somewhat  more  susceptible  to the  adverse  effects of changes in  circumstances  and economic  conditions than obligations in higher rating  categories.  However,  the  obligor's  capacity to meet its  financial commitment on the obligation is satisfactory.

Standard and Poor's ratings for Municipal Notes due in three years or less:
----------------------------------------------------------------------------

SP-1:  Strong capacity to pay principal and interest.  An issue  determined to possess a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory  capacity  to  pay  principal  and  interest,  with  some vulnerability  to adverse  financial and economic changes over the term of the notes.

Standard and Poor's  assigns "dual  ratings" to all municipal debt issues that have a demand or double feature as part of their provisions.  The first rating addresses  the  likelihood  of repayment of principal and interest as due, and the second rating  addresses only the demand feature.  With short-term  demand debt,  Standard  and Poor's note rating  symbols are used with the  commercial paper symbols (for example, "SP-1+/A-1+").

Fitch, Inc. ("Fitch")

Fitch assigns the following  short-term  ratings to debt  obligations that are payable on demand or have original  maturities of generally up to three years, including  commercial paper,  certificates of deposit,  medium-term notes, and municipal and investment notes:

F1:  Highest  credit  quality.   Strongest  capacity  for  timely  payment  of
financial  commitments.  May have an added  "+" to  denote  any  exceptionally strong credit feature.

F2:  Good  credit  quality.  A  satisfactory  capacity  for timely  payment of financial  commitments,  but the  margin  of  safety is not as great as in the case of higher ratings.

Dominion Bond Rating Service Limited ("DBRS")

R-1: Short term debt rated "R-1 (high)" is of the highest credit quality,  and indicates  an entity which  possesses  unquestioned  ability to repay  current liabilities  as they  fall  due.  Entities  rated  in this  category  normally
maintain   strong   liquidity   positions,   conservative   debt   levels  and
profitability  which is both stable and above average.  Companies achieving an
"R-1  (high)"  rating are  normally  leaders in  structurally  sound  industry segments with proven track records,  sustainable  positive  future results and
no  substantial   qualifying  negative  factors.  Given  the  extremely  tough definition  which DBRS has established  for an "R-1 (high)",  few entities are strong enough to achieve this rating.  Short term debt rated "R-1 (middle)" is of  superior  credit  quality  and, in most  cases,  ratings in this  category differ from "R-1 (high)"  credits to only a small degree.  Given the extremely tough  definition  which  DBRS has for the "R-1  (high)"  category  (which few companies  are  able to  achieve),  entities  rated  "R-1  (middle)"  are also considered strong credits which typically  exemplify above average strength in key areas of  consideration  for debt  protection.  Short term debt rated "R-1
(low)" is of  satisfactory  credit quality.  The overall  strength and outlook for key liquidity,  debt and profitability ratios is not normally as favorable
as  with  higher  rating  categories,   but  these  considerations  are  still
respectable.  Any  qualifying  negative  factors  which  exist are  considered manageable,  and the  entity  is  normally  of  sufficient  size to have  some influence in its industry.

R-2: Short term debt rated "R-2" is of adequate  credit quality and within the three subset grades (high,  middle,  low), debt protection  ranges from having reasonable  ability for timely  repayment to a level which is considered  only just  adequate.  The  liquidity  and debt  ratios  of  entities  in the  "R-2"
classification are not as strong as those in the "R-1" category,  and the past and future  trend may suggest  some risk of  maintaining  the  strength of key
ratios  in  these  areas.   Alternative   sources  of  liquidity  support  are
considered  satisfactory;  however,  even the strongest liquidity support will not improve the commercial paper rating of the issuer.  The size of the entity may restrict  its  flexibility,  and its relative  position in the industry is not typically as strong as the "R-1 credit".  Profitability  trends,  past and future,  may be less  favorable,  earnings not as stable,  and there are often negative  qualifying  factors  present  which  could also make the entity more vulnerable to adverse changes in financial and economic conditions.

LONG TERM DEBT RATINGS.

These  ratings  are  relevant  for  securities  purchased  by the Fund  with a remaining  maturity of 397 days or less,  or for rating  issuers of short-term obligations.

Moody's

Bonds (including municipal bonds) are rated as follows:

Aaa:  Judged  to be the best  quality.  They  carry  the  smallest  degree  of investment  risk  and are  generally  referred  to as "gilt  edged."  Interest payments are  protected by a large or by an  exceptionally  stable  margin and principal  is secure.  While the  various  protective  elements  are likely to change,  the  changes  that can be  expected  are most  unlikely to impair the fundamentally strong position of such issues.
Aa:  Judged to be of high quality by all  standards.  Together  with the "Aaa"
group,  they comprise what are generally known as high-grade  bonds.  They are rated lower than the best bonds because  margins of  protection  may not be as large as with "Aaa"  securities or fluctuation  of protective  elements may be of greater  amplitude or there may be other  elements  present  which make the long-term risk appear somewhat larger than that of "Aaa" securities.

      Moody's applies numerical  modifiers "1", "2" and "3" in its "Aa" rating classification.  The modifier "1" indicates that the  obligation  ranks in the higher end of its  generic  rating  category;  the  modifier  "2"  indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Standard and Poor's

Bonds  (including  municipal  bonds maturing  beyond three years) are rated as follows:

AAA: Bonds rated "AAA" have the highest rating  assigned by Standard & Poor's.
The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated  obligations  only in small degree.  A strong capacity to meet its financial  commitment on the obligation is very strong.

Fitch

AAA:  Highest Credit Quality.  "AAA" ratings denote the lowest  expectation of credit  risk.  They  are  assigned  only in the case of  exceptionally  strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit  Quality.  "AA" ratings denote a very low  expectation of credit  risk.  They  indicate a very  strong  capacity  for timely  payment of financial  commitments.  This  capacity  is not  significantly  vulnerable  to foreseeable events.

      Because  bonds  rated  in  the  "AAA"  and  "AA"   categories   are  not
significantly  vulnerable to foreseeable future developments,  short-term debt of these issuers is generally rated "F-1+".

                                     B-12
                                  Appendix B

                           Industry Classifications

Aerospace & Defense                 Industrial Conglomerates
Air Freight & Couriers              Insurance
Airlines                            Internet & Catalog Retail
Asset Backed Securities             Internet Software & Services
Auto Components                     IT Services
Automobiles                         Leasing & Factoring
Beverages                           Leisure Equipment & Products
Biotechnology                       Machinery
Broker-Dealer                       Marine
Building Products                   Media
Capital Markets                     Metals & Mining
Chemicals                           Multiline Retail
Commercial Banks                    Multi-Utilities
Commercial Finance                  Municipal
Commercial Services & Supplies      Office Electronics
Communications Equipment            Oil & Gas
Computers & Peripherals             Paper & Forest Products
Construction & Engineering          Personal Products
Construction Materials              Pharmaceuticals
Consulting & Services               Real Estate
Consumer Finance                    Repurchase Agreements
Containers & Packaging              Road & Rail
Distributors                        Semiconductor and Semiconductor Equipment
Diversified Financial Services      Software
Diversified Telecommunication       Special Purpose Financial
Services
Electric Utilities                  Specialty Retail
Electrical Equipment                Textiles, Apparel & Luxury Goods
Electronic Equipment & Instruments  Thrifts & Mortgage Finance
Energy Equipment & Services         Tobacco
Food & Staples Retailing            Trading Companies & Distributors
Food Products                       Transportation Infrastructure
Foreign Government                  U.S. Government Agencies-Full Faith and Credit
                                    Agencies
Gas Utilities                       U.S. Government Agencies-Government Sponsored
                                    Enterprises
Health Care Equipment & Supplies    U.S. Government Instrumentalities
Health Care Providers & Services    U.S. Government Obligations
Hotels Restaurants & Leisure        Water Utilities
Household Durables                  Wireless Telecommunication Services
Household Products

[OBJECT OMITTED]
--------
1. In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

Oppenheimer
Capital Preservation Fund

Prospectus dated December 23, 2003       Oppenheimer Capital Preservation Fund
                                         is a mutual fund. It seeks high
                                         current income while seeking to
                                         maintain stable prices for its shares.
                                         The Fund invests mainly in the shares
                                         of other Oppenheimer mutual funds and
                                         buys special investment contracts from
                                         financial institutions such as banks
                                         that are intended to stabilize the
                                         Fund's share prices. The Fund's shares
                                         are offered only to retirement plans
                                         and 403(b)(7) custodial plans.
                                             The Fund is not a money market
                                         fund, and there is no guarantee that
                                         it will be able to maintain stable
                                         share prices.
                                             This Prospectus contains important
                                         information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. It also contains
                                         important information about how to buy
                                         or sell shares of the Fund and other
                                         account features. Please read this
                                         Prospectus carefully before you invest
                                         and keep it for future reference about
As with all mutual funds, the            your account.
Securities and Exchange Commission has
not approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.

                                                       [logo] OppenheimerFunds
                                                       The Right Way to Invest

CONTENTS

            A B O U T   T H E   F U N D

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies
            Main Risks of Investing in the Fund
            The Fund's Past Performance
            Fees and Expenses of the Fund
            About the Fund's Investments
            How the Fund is Managed

            A B O U T  YOUR  A C C O U N T

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone
            Redemption Fees

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
            Financial Highlights

10

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S  INVESTMENT  OBJECTIVE?  The Fund seeks high current income while seeking to maintain a stable value per share.

WHAT DOES THE FUND MAINLY INVEST IN?  The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. The
Fund normally invests at least 85% of its total assets in shares of other
Oppenheimer funds, listed in the chart below, that seek current income. The
Fund buys shares of the underlying Oppenheimer funds within the parameters listed below in normal market conditions. "Normal market conditions" are when securities markets and economic conditions are not unstable or adverse, in the judgment of the Fund's investment Manager, OppenheimerFunds, Inc.

Oppenheimer Fund                         Normal  Allocation  of the  Fund's  Net
                                         Assets
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund At least 65% but not more than 95%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Bond Fund                    Not more than 20%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Strategic Income Fund        Not more than 20%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer U.S. Government Trust        Not more than 15%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer Money Market Fund, Inc.      At least 5%

      To try to maintain the prices of its shares at $10.00, the Fund also invests up to 15% of its net assets in specialized investment contracts, referred to as "wrapper agreements," that are issued by banks, insurance companies or other financial institutions. A wrapper agreement is a contract that obligates the wrapper provider to maintain the book value (the adjusted cost basis) of some or all of the assets in the Fund's portfolio.

      Under the terms of the Fund's current wrapper agreement, the Manager can vary the Fund's investment allocation in the other Oppenheimer funds within the parameters stated in the chart above. However, the Fund is required to invest at least the minimum amount of its assets stated in the chart in Oppenheimer Limited-Term Government Fund and Oppenheimer Money
Market Fund. Those allocations can change under the wrapper agreement and might also change if the Fund buys other wrapper agreements.

      The Fund normally attempts to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis).
This is done to try to reduce the volatility of the values of its portfolio investments. In implementing this strategy, the Fund looks to the average effective portfolio duration of each of the underlying funds in which it invests.

      In return for the stable net asset value protection provided by a wrapper agreement, in most cases the shareholder foregoes any gains realized by the Fund from its portfolio investments. Those gains are paid in most cases to the provider of the wrapper agreement as part of the consideration for the risks it assumes.

--------------------------------------
What is "Duration"?  Duration is a
measure of the expected price
volatility of a debt security or
portfolio. "Effective portfolio
duration" means the expected
percentage change in the value of a
bond resulting from a change in
general interest rates (measured by
a 1% change in U.S. Treasury
security rates). Duration and
interest rates are inversely
related. For example, if a bond has
an effective duration of three
years, a 1% increase in general
interest rates would be expected to
cause the bond's value to decline
about 3%.
--------------------------------------

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL?  The
Fund's portfolio manager allocates the Fund's assets mainly among shares of other Oppenheimer funds that seek current income, normally according to the allocation parameters described above, and within the investment restrictions contained in its wrapper agreement. Those restrictions typically impose credit quality, duration and percentage allocation standards that correspond to or may be stricter than the Fund's own investment policies.

      For example, the Fund's current wrapper agreement limits the Fund's investments in other Oppenheimer funds to the percentages in the chart above, along with U.S. Treasury obligations, money market instruments and derivative investments on U.S. Treasury securities, such as futures and options.
Additionally, the Fund must maintain an average credit quality of at least
"AA-" (as rated by Standard & Poor's Rating Services ("S&P")) and "Aa3" (as
rated by Moody's Investors Service, Inc. ("Moody's")).

      The relatively greater emphasis on investments in Oppenheimer
Limited-Term Government Fund is intended to help limit volatility in the
Fund's share prices, because Oppenheimer Limited-Term Government Fund also seeks to maintain an effective average portfolio duration of not more than three years. If the Fund's other mutual fund investments become more volatile, the portfolio manager can increase the relative allocation of the
Fund's assets in Oppenheimer Money Market Fund to up to 100%, because that fund seeks to maintain a stable share price of $1.00. The portfolio manager may also use U.S. government securities and money market investments that offer current income while helping reduce overall portfolio volatility.

      In selecting a wrapper agreement provider to seek to maintain share price stability, the Fund looks at the universe of financial institutions that offer such agreements and attempts to select the providers that have acceptable credit ratings and offer contract terms that are as favorable as the Fund can negotiate. The Fund can enter into multiple wrapper agreements to cover the assets of the Fund.

WHO IS THE FUND DESIGNED FOR?  Shares of the Fund are offered only to certain types of retirement plans. These include participant-directed qualified retirement plans and 403(b)(7) custodial plans that have special agreements with the Fund's Distributor. The Fund is designed for Plan participants who may wish to allocate a portion of their retirement plan portfolio to a fund seeking current income while seeking to maintain a stable share price. The
Fund is not a money market fund. Because it does not seek capital appreciation in the value of its shares nor does it seek to distribute capital gains, it is not appropriate for investors whose main goal is growth in the value of their investment. While it may be appropriate for a portion of a retirement plan investment, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. Overall, there is the risk that security selection and asset allocation by the Manager might not be successful in seeking the Fund's investment objective, or could cause the Fund to underperform other funds having a similar objective.

RISKS UNDER THE FUND'S WRAPPER AGREEMENTS. While a wrapper agreement is intended to offset changes in the book value of the Fund's investments and help the Fund maintain stable share prices at $10.00 per share, there can be no guarantee that the Fund's wrapper agreements will enable the Fund to meet those goals. Because there is no active trading market for wrapper agreements, they are illiquid investments, which means that the Fund cannot quickly sell or assign its position at an acceptable price. There is the risk that the provider of a wrapper agreement might default on its obligations to the Fund. If the Fund defaults in its obligations under a wrapper agreement, for example, by violating any investment limitations imposed under the agreement, the issuer might terminate the agreement.

      The universe of financial institutions offering wrapper agreements is limited, and there is the risk that the Fund might not be able to purchase wrapper agreements or might not be able to buy them at a competitive cost. It is also possible that the Fund might not be able to buy wrapper agreements to cover all of its portfolio investments. If a wrapper agreement were terminated, the Fund might not be able to secure a replacement agreement as to the assets covered by the terminated agreement. The Fund pays fees to the wrapper provider, increasing the Fund's expenses and reducing the Fund's overall returns.

      If any of those events were to occur, there is a risk that the price of the Fund's shares could fall below $10.00 per share. That could occur if market or economic conditions or political events affect the value of the
Fund's investments, if prevailing interest rates rise causing the values of the Fund's investments in debt securities to fall, if the Fund's attempts to limit its effective average portfolio duration are unsuccessful, or if the issuer of a debt security the Fund buys defaults on its obligation to pay interest or repay principal.

      The Fund's Board of Trustees has valued the wrapper agreement pursuant to its fair valuation procedures at "contract value," that is, the difference between book value of the wrapper agreement and the current market value of the Fund's assets that are covered by the wrapper agreement. If the Board were to determine in good faith to assign a value to the wrapper agreement other than contract value, then the Fund may not be able to maintain a stable net asset value per share.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the underlying
Oppenheimer funds in which the Fund invests has its own investment risks, and those risks can affect the value of each fund's shares and therefore the value of the Fund's investment. Because each of the underlying funds invests principally in debt securities, those funds are subject to interest rate risks and credit risks.

Interest Rate Risks. The values of debt securities, including U.S. government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall and they may sell at a discount from their face amount. The magnitude of those fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities. Some of the underlying funds in which the Fund invests, such as Oppenheimer Bond Fund and Oppenheimer
      Strategic Income Fund, typically invest in debt securities that have longer maturities, and changes in values of the shares of those funds when interest rates change could make the value of the Fund's share prices fall unless the Fund's wrapper agreements are sufficient to enable the Fund to maintain stable share prices. Additionally, when interest rates fall, the underlying funds' investments in new securities will have lower yields, possibly reducing the Fund's income from those investments.

Credit Risks. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer of a debt security held by an underlying fund fails to pay interest, that fund's income paid to its shareholders, including the Fund, might be reduced. If the issuer fails to repay principal, the value of that security and the underlying fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. Some of the underlying funds, such as Oppenheimer Bond Fund and Oppenheimer Strategic Income
      Fund, invest in securities that are below investment grade in credit quality, which have greater risks than U.S. government securities or other investment grade debt securities.

Risks of Foreign Securities. Oppenheimer Strategic Income Fund typically invests substantial portions of its assets in foreign securities. While foreign securities may offer special investment opportunities, they also have special risks that can reduce the share prices and income of that underlying fund. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the underlying funds make from the income they receive from foreign securities if foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the underlying funds, reducing the income they pay to shareholders such as the Fund.

HOW RISKY IS THE FUND OVERALL?  The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. While under most circumstances, the net asset value of your shares should be the same upon redemption as when they were purchased, there is the risk that when you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its objective.

      While the Fund's goal of maintaining stable share prices may reduce the volatility of investing in the Fund while seeking current income, because the
Fund will not seek capital gains or growth in the value of its shares, the costs of its wrapper agreements will reduce its returns and there is the risk that its total return may be less than an investment in funds that focus on stocks or higher-yielding bonds.

------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing annual total returns]

Sales  charges  and taxes are not  included in the  calculations  of return in this bar chart,  and if those  charges  and taxes were  included,  the returns would be less than those shown.
For the period  1/1/03 to 9/30/03,  the  cumulative  return  (not  annualized)
before taxes for Class A shares was 1.60%.
During  the  periods  shown  in  the  bar  chart,   the  highest  return  (not
annualized)  before  taxes for a calendar  quarter was 1.56% (1st  Qtr'00) and
(1st  Qtr'01)  and the  lowest  return  (not  annualized)  before  taxes for a calendar quarter was 0.83% (4th Qtr'02).

Average Annual Total Returns                1 Year     5 Years (or life
                                                         of class, if
for the periods ended December 31, 2002                     less)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class A Shares (inception 9/27/99)
   Return Before Taxes                       1.09%          4.52%
------------------------------------------------------------------------
------------------------------------------------------------------------
Lehman Brothers 1-3 year Government          6.01%          7.15%
Bond Index
   (reflects no deduction for fees,
expenses or taxes)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class B Shares (inception 9/27/99)           0.11%          4.42%
------------------------------------------------------------------------
------------------------------------------------------------------------
Class C Shares (inception 9/27/99)           3.08%          4.96%
------------------------------------------------------------------------
------------------------------------------------------------------------
Class N Shares (inception 3/1/01)            3.86%          5.32%
------------------------------------------------------------------------
------------------------------------------------------------------------
Class Y Shares (inception 9/27/99)           4.88%          5.88%

1. From 9/30/99
The Fund's average annual total returns include the applicable sales charges:
for Class A, the current maximum initial sales charge of 3.50%; for Class B, the contingent deferred sales charges of 4% (1-year) and 2% (life of class);
and for Class C and Class N, the 1% contingent deferred sales charge for the
1-year period. There is no sales charge for Class Y shares.
The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Lehman Brothers 1-3 year Government Bond Index, an unmanaged index of
U.S. government securities with maturities of 1 to 3 years. The index performance includes the reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments will vary from the securities in the index.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
In addition, the Fund will indirectly bear its pro-rata share of the expenses of the underlying mutual funds in which it invests. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund through a retirement plan. The numbers below are based on the Fund's expenses during its fiscal year ended
October 31, 2003.

Shareholder Fees (charges paid directly from your investment):

                                Class A    Class B  Class C   Class N  Class Y
                                  Shares    Shares   Shares    Shares   Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases (as % of offering       3.50%      None     None      None     None
price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
Load)                             None1      4%2       1%3      1%5      None
(as % of the lower of the
original offering price or
redemption proceeds)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Redemption Fee                    2.0%4     2.0%4     2.0%4    2.0%4    2.0%4

1. A contingent deferred sales charge may apply to redemptions of investments of $500,000 or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the fifth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Certain redemptions of shares that are made on less than 12 months' prior written notice to the Fund are subject to a redemption fee of 2% of the proceeds of the redemption. Please refer to "Redemption Fees" in "How to Sell
Shares," below for details.
5. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Combined Annual Fund Operating Expenses:
(% of average daily net assets)

                                  Class A   Class B  Class C  Class N  Class Y
                                   Shares    Shares   Shares   Shares   Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                     0.74%    0.74%    0.74%    0.74%    0.74%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and/or Service         0.25%    1.00%    1.00%    0.25%     N/A
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses                      0.82%    1.14%    1.04%    0.57%    0.33%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses     1.81%    2.88%    2.78%    1.56%    1.07%

The Combined  Annual Fund Operating  Expenses table includes the Direct Annual
Fund  Operating  Expenses  (as  shown  in the  table  below)  and the fees and expenses  indirectly incurred by the Fund through its investments in shares of the underlying  Oppenheimer  funds.  The expenses of the underlying  funds are based on their respective most recent fiscal  year-end.  The allocation of the
Fund's net assets  among the  underlying  Oppenheimer  funds was as follows at
October 31, 2003: 68% in Class Y shares of Limited Term  Government  Fund, 10%
in Class Y shares of Bond Fund,  5% in shares of Money Market  Fund,  Inc. and
17% in Class Y shares of  Strategic  Income  Fund.  While the Manager does not anticipate  changing that allocation often, if the allocation is changed,  the
Combined  Annual Fund Operating  Expenses of the Fund in future years could be more than those shown above.

Direct Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
                                  Class A   Class B  Class C  Class N  Class Y
                                   Shares    Shares   Shares   Shares   Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                     0.30%    0.30%    0.30%    0.30%    0.30%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and/or Service         0.25%    1.00%    1.00%    0.25%     N/A
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses                      0.71%    1.03%    0.93%    0.46%    0.22%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses     1.26%    2.33%    2.23%    1.01%    0.52%

The Direct Annual Fund Operating Expenses table includes those expenses paid directly by the Fund. The "Management Fees" in the table above are the fees paid directly by the Fund as reduced by the management fees paid to the
Manager by the underlying funds on assets representing investments by the
Fund in shares of those underlying funds. That is done so that shareholders of the Fund do not pay direct and indirect management fees in excess of
0.75%.
"Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the tables are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit transfer agent fees to 0.35% of average daily net assets for all classes. That undertaking may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and
"Total Annual Operating Expenses" under the Direct Annual Fund Operating
Expenses table as percentages of average daily net assets were 0.54% and
1.09% for Class A, 0.57% and 1.87% for Class B and 0.57% and 1.87% for Class
C. Class N and Class Y expenses were the same as shown above.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples, which are based on the Combined Annual Fund Operating Expenses, assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods and that the redemption fee does not apply. The second example assumes that you keep your shares and that the redemption fee does not apply. The third example assumes that you redeem all of your shares at the end of those periods and that the redemption fee applies. All three examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these expense assumptions your expenses would be as follows:

If shares are redeemed    1 Year   3 Years  5 Years  10 Years
(no redemption fee):
--------------------------------------------------------------
--------------------------------------------------------------
Class A Shares             $474      $736    $1,017   $1,819
--------------------------------------------------------------
--------------------------------------------------------------
Class B Shares             $636      $927    $1,345  $2,1511
--------------------------------------------------------------
--------------------------------------------------------------
Class C Shares             $326      $697    $1,195   $2,565
--------------------------------------------------------------
--------------------------------------------------------------
Class N Shares             $203      $322     $558    $1,236
--------------------------------------------------------------
--------------------------------------------------------------
Class Y Shares              $53      $167     $291     $653

If shares are not
redeemed:
(no redemption fee)       1 Year   3 Years  5 Years  10 Years
--------------------------------------------------------------
--------------------------------------------------------------
Class A Shares             $474      $736    $1,017   $1,819
--------------------------------------------------------------
--------------------------------------------------------------
Class B Shares             $236      $727    $1,245  $2,1511
--------------------------------------------------------------
--------------------------------------------------------------
Class C Shares             $226      $697    $1,195   $2,565
--------------------------------------------------------------
--------------------------------------------------------------
Class N Shares             $103      $322     $558    $1,236
--------------------------------------------------------------
--------------------------------------------------------------
Class Y Shares              $53      $167     $291     $653

If shares are redeemed    1 Year   3 Years  5 Years  10 Years
(with redemption fee):
--------------------------------------------------------------
--------------------------------------------------------------
Class A Shares             $527      $900    $1,296   $2,402
--------------------------------------------------------------
--------------------------------------------------------------
Class B Shares             $691     $1,092   $1,618  $2,7171
--------------------------------------------------------------
--------------------------------------------------------------
Class C Shares             $381      $862    $1,469   $3,109
--------------------------------------------------------------
--------------------------------------------------------------
Class N Shares             $259      $493     $850    $1856
--------------------------------------------------------------
--------------------------------------------------------------
Class Y Shares             $109      $340     $590    $1,306

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges but do not include the redemption fee. In the second example, Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include contingent deferred sales charges and do not include the redemption fee. In the third example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charge and the 2% redemption fee. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the
Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described in this Prospectus. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Fund's investment Manager, OppenheimerFunds, Inc., tries to reduce risks by allocating the Fund's investments in underlying mutual funds to seek to keep effective average portfolio duration to not more than three years and to help reduce overall share price volatility, and by purchasing wrapper agreements. However, changes in the overall market prices of debt securities and the income they pay can occur at any time, and the Fund's share prices and income could fluctuate.

Investments in Other Mutual Funds. Under normal circumstances, the Fund invests mainly in shares of Oppenheimer Limited-Term Government Fund,
      Oppenheimer Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer
      Strategic Income Fund, and Oppenheimer Money Market Fund, Inc. (those funds are referred to as the "underlying funds"). These underlying funds were chosen based on the Manager's determination that they could provide a high current return while being acceptable investments under wrapper agreements. Following are brief descriptions of the investment objectives and policies of the underlying funds. Those objectives and policies may change from time to time without the need for approval by the Fund's shareholders. Additional information about the underlying funds is contained in the Statement of Additional Information and in the respective prospectus for each underlying fund. To obtain a prospectus of any of the underlying funds, simply call the toll-free number listed on the back cover of this Prospectus.
o     Oppenheimer Limited-Term Government Fund. This fund seeks high current return and safety of principal. The fund invests at least 80% of its net assets in debt securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements on those securities and hedging instruments. The fund may invest up to 20% of its assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, investment grade corporate debt obligations and certain other high quality debt obligations. It also seeks to maintain an average effective portfolio duration of not more than three years, to help reduce overall share price volatility. This fund can also write covered calls and use certain types of securities called
      "derivative investments" and hedging instruments to try to manage duration, enhance income and manage investment risks.
o     Oppenheimer Bond Fund. This fund seeks a high level of current income by investing mainly in debt instruments. Under normal market conditions, this fund invests at least 80% of its net assets in debt securities and at least 65% of its total assets in investment grade securities. These include investment-grade debt securities rated BBB or above by S&P or Baa or above by Moody's or another nationally recognized statistical rating organization, or unrated securities that are of comparable quality in the opinion of the Manager. The Fund also buys securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or obligations secured by such securities.

      The fund can invest up to 35% of its total assets in high yield instruments that are below investment grade (commonly referred to as
      "junk bonds") issued by foreign or domestic issuers. Although non-investment grade securities generally offer the potential for higher income than investment grade securities, they may be subject to greater market fluctuations and a greater risk of default because of the issuer's low creditworthiness.
o     Oppenheimer U.S. Government Trust. This fund seeks high current income consistent with preservation of capital. This fund invests mainly in debt instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and repurchase agreements on U.S. government securities. This fund may also invest in "stripped" mortgage-related securities. Stripped mortgage-related securities usually have two classes that receive different proportions of the interest and principal payments. In certain cases, one class will receive all of the interest payments, while the other class will receive all of the principal value on maturity. These investments are subject to greater volatility in price when prevailing interest rates change. Under normal market conditions, the fund invests at least 80% of its net assets in U.S. government securities.
o     Oppenheimer Strategic Income Fund. This fund seeks high current income by investing mainly in debt securities in three market sectors: (1)
      debt securities of foreign governments and companies, (2) U.S.
      government securities, and (3) lower-rated, high yield debt securities of U.S. and foreign companies. Under normal market conditions, the fund will invest some of its assets in each of those three sectors, but the fund is not required to invest any fixed amount of its assets in any sector. The fund can invest up to 100% of its assets in any one sector if the Manager believes that in doing so the Strategic Income Fund can achieve its objective without undue risk.
o     Oppenheimer Money Market Fund. This fund seeks the maximum current income that is consistent with stability of principal. It invests in short-term high-quality money market instruments. They include short-term U.S. government securities, repurchase agreements, certificates of deposit and commercial paper. The fund attempts to maintain a stable share price of $1.00 per share, but there is no guarantee it will do so. The Fund can invest up to 100% of its net assets in shares of Oppenheimer Money Market Fund for temporary defensive purposes.

Wrapper Agreements. The Fund intends to purchase wrapper agreements from insurance companies, banks or other financial institutions that are rated, at the time of the Fund's purchase of the wrapper, in one of the top three long-term rating categories of Moody's or S&P.

      Each wrapper agreement the Fund enters into will obligate the issuer of the wrapper to maintain the "book value" of a portion of the Fund's investments if certain events occur. The Fund may elect not to cover some of its assets with wrapper agreements, such as debt securities that have a remaining maturity of 60 days or less and any cash or other short-term investments.

      Under the terms of a typical wrapper agreement, if the assets covered by the agreement plus accrued income are insufficient to provide proceeds for redemption of Fund shares by a retirement plan investing in the Fund, the wrapper provider becomes obligated to pay to the Fund its share of the amount required to redeem the shares at their book value (which will normally be $10.00 per share).

      Under a wrapper agreement, the issuer may be called upon to make payments to the Fund to enable the Fund to pay redemption proceeds for its shares based on the purchase price (the "book value") of the Fund's assets covered by the agreement, rather than the market value of those covered assets. The book value of the covered assets is the price the
      Fund paid for them plus interest on those assets accrued at a rate calculated pursuant to a formula specified in the wrapper agreement.
      That rate is referred to as the "crediting rate." There may be an adjustment to the crediting rate if the Fund owns any defaulted securities that are covered assets under the wrapper agreement. The crediting rate normally is reset monthly. However, if there is a material change in interest rates or purchases or redemptions of Fund shares, the crediting rate may be reset more frequently than monthly.

      The crediting rate can change as the difference between market value and book value of the covered assets changes. As a result, the crediting rate will generally reflect movements in prevailing interest rates. However, at times it may be more or less than the prevailing interest rate or the actual income earned on the covered assets. The degree of any increase or decrease in the crediting rate will also depend on the duration of the Fund's portfolio. Since any differences between the market value and book value of a covered asset are amortized over a period equal to the duration of the Fund, any differences between book value and market value will be amortized faster as duration decreases and more slowly as the Fund's portfolio duration increases.

      The crediting rate may also be affected by increases and decreases of the amount of covered assets under the wrapper agreement as a result of the purchase and redemption of Fund shares resulting from contributions to the retirement plans that invest in the Fund and distributions from those plans. In no event will the crediting rate under a wrapper agreement the Fund enters into fall below zero.

      The terms of the wrapper agreements may vary as to exactly when payments must actually be made between the Fund and the wrapper provider. In most cases, payments will be due under a wrapper agreement only upon termination of the agreement, upon total liquidation of the assets covered by the agreement, or when the market value of the covered assets falls below a certain percentage of their book value.
      Certain terminations of a wrapper agreement, for example when a new wrapper provider is substituted for the original wrapper provider, might not trigger a payment obligation. Additionally, a wrapper provider's obligation to make payments for Plan withdrawals (as opposed to those directed by Plan participants) may require adjustments to the crediting rate and increases in the Fund's holdings of short term investments, which might adversely affect the return of the Fund.

      If the Fund had to liquidate all of its portfolio assets covered under a wrapper agreement to raise cash to pay redemption proceeds for Fund shares, the wrapper provider may be obligated to pay the Fund all or some of the difference between the market value and book value of the covered assets, if market value is less than the book value. If, on the other hand, the market value of the liquidated covered assets is greater than the corresponding book value, the Fund may be obligated to pay all or some of the difference to the wrapper provider.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?  The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this Prospectus or the
Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of them. These investments and techniques have risks, although some are designed to help reduce overall investment or market risks. Some investments and investment techniques may be limited from time to time under the terms of a wrapper agreement.

U.S. Treasury Obligations. The Fund can invest in securities issued or guaranteed by the U.S. Treasury. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to 10 years), and Treasury bonds (which have maturities of more than 10 years). U.S. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy
      U. S. Treasury securities that have been "stripped" of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below and Treasury Inflation-Protection Securities ("TIPS").

Derivative Investments. The Fund can invest in a number of different kinds of
      "derivative" investments based on U.S. Treasury securities. In general terms, a "derivative" investment is an investment contract whose value depends on or is derived from the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund can use may be considered "derivative investments."  In addition to using hedging instruments, the Fund can use other derivative investments because they offer the potential for increased income.

      Derivatives have special risks. If the issuer of a derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to. If that happens, the Fund's share prices could fall, and the Fund could get less income than expected or its hedge might be unsuccessful. Certain derivative investments held by the Fund may be illiquid, making it difficulty for the Fund to sell them quickly at an acceptable price.

o     Hedging. The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices. These are all referred to as "hedging
      instruments."  The Fund does not use hedging instruments for speculative purposes, and has limits on its use of them under its investment policies and wrapper agreement. The Fund is not required to use hedging instruments in seeking its objective.

      The Fund could buy and sell options and futures to try to manage interest rate risks and its portfolio duration. To the extent hedging instruments reduce fluctuations in the market value of the assets cover by a wrapper agreement, they will also reduce the risk exposure to the wrapper provider under that agreement.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce the income the Fund receives. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960. The
Manager and its subsidiaries and controlled affiliates managed more than $135 billion in assets as of September 30, 2003, including other Oppenheimer funds with more than 7 million shareholder accounts. The Manager is located at Two
World Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

Portfolio Manager. Since April 23, 2002, the Fund is managed by a portfolio management team comprised of Angelo Manioudakis and other investment professionals selected from the Manager's high-grade bond team in its fixed-income department. This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio. Mr.
      Manioudakis is a Senior Vice President of the Manager. Prior to joining the Manager in April 2002, he was Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
      Investment Management (from August 1993 to April 2002).

Advisory Fees. Under the investment advisory agreement, the Fund is required to pay the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million,
      0.69% of the next $200 million, 0.66% of the next $200 million, 0.60%
      of the next $200 million and 0.50% of average annual net assets over $1 billion. That fee is reduced by the management fees received by the
      Manager from the underlying funds attributable to the Fund's investments in shares of those underlying funds. This assures that the
      Manager is not paid twice for managing the same assets, and the management fee paid directly and indirectly by the Fund to the Manager shall not exceed the fee rates listed above. The Fund's management fee for its last fiscal year ended October 31, 2003 was 0.30% of average annual net assets for each class of shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

      Shares of the Fund are offered only to retirement plans that meet criteria set by the Distributor. Purchases of Fund shares on behalf of participants in retirement plans that invest in the Fund are handled in accordance with the respective Plan's provisions. Plan participants should contact their Plan administrator to find out how to instruct the Plan
Administrator to buy shares of the Fund for their account. It is the responsibility of the Plan administrator or other Plan service provider to forward purchase instructions to the Fund's Distributor. The following explanation of how to purchase Fund shares is intended for Plan administrators and Plan service providers.

Buying Shares Through A Dealer. Retirement plans can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. The dealer will place the purchase order with the
      Distributor on behalf of the Plan.

Buying Shares Through the Distributor. The Plan administrator or trustee should complete the appropriate OppenheimerFunds retirement plan account application and return it with a check payable to
      "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the application, the
      Distributor will act as the Plan's agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for your retirement plan.

o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is
      $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
      you pay for shares by electronic payments through the Automated
      Clearing House (ACH) system. You can provide those instructions automatically by telephone instructions using OppenheimerFunds
      PhoneLink described below. Please refer to "AccountLink," below for more details.

How Much Must You Invest? A retirement plan can buy Fund shares with a minimum initial investment of $500 and make subsequent investments with as little as $50.

      The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or a Plan can ask its dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold?  Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and timely sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange (the "Exchange"), on each day the Exchange is open for trading (referred to in this
      Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the
      Fund's Board of Trustees has established procedures to value the Fund's securities in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained including the wrapper agreement purchased by the Fund

      The staff of the Securities and Exchange Commission has inquired of registered "stable value" mutual funds, including this Fund, as to the valuation methodology used by such funds to value their wrapper agreements. At the present time, the Fund has not received any indication whether or when the Securities and Exchange Commission will take any action as a result of their review of this matter. If the
      Securities and Exchange Commission determines that the valuation method currently used by "stable value" mutual funds is no longer acceptable, the Fund may be required to use a different accounting methodology under which the fair value of the Fund's wrapper agreements could fluctuate daily, and if that were to occur, the Fund would probably not be able to maintain a stable net asset value per share. As a result, the Fund's net asset value could be greater or less than $10 per share on a daily basis.

The Offering Price. To receive the offering price for a particular day, the
      Distributor or its designated agent must receive your order by the time the Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
What Classes of Shares Does the Fund Offer?  The Fund offers Plans five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge.
      The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
      Shares?" below.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within five years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of
      Class N shares, you may pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to retirement plans that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE?  Once you decide that the Fund is an appropriate investment for your Plan, the decision as to which class of shares is best suited to your Plan depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much your Plan intends to invest and how long the Plan intends to hold the investment. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long the Plan expects to hold its investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much the Plan will invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

o     Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if the Plan has a relatively short-term investment horizon (that is, it will hold shares for not more than five years), you should probably consider purchasing Class A or Class C shares on behalf of the Plan rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if shares are redeemed within five years, as well as the effect of the
      Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice
      (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts the Plan sells after holding them one year.

      However, if the Plan intends to invest more than $100,000 for the shorter term, then as the Plan's investment horizon increases toward five years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on the Plan's account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      The Distributor normally will not accept purchase orders of $250,000 or more of Class B shares or $1 million or more of Class C shares from a single Plan.

o     Investing for the Longer Term. If the Plan is investing less than
      $100,000 for the longer-term, and does not expect to need access to its money for seven years or more, Class B shares may be appropriate.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

Are There Differences in Account Features That Matter to You?  Some account features may not be available to Class B, Class C and Class N shareholders. Other features may not be advisable because of the effect of the contingent deferred sales charge for Class B, Class C and Class
      N shareholders. Therefore, you should carefully review how the Plan will use its investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charges described below and in the Statement of Additional Information. Share certificates are only available for Class A shares.

How Do Share Classes Affect Payments to Your Broker?  A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class
      C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to re-allow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

---------------------------------------------------------------------------------
                       Front-End Sales     Front-End Sales
                         Charge As a         Charge As a         Concession
                        Percentage of     Percentage of Net   As Percentage of
Amount of Purchase     Offering Price      Amount Invested     Offering Price
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Less than $100,000          3.50%               3.63%               3.00%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
$100,000 or more            3.00%               3.09%               2.50%
but less than
$250,000
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
$250,000 or more
but less than               2.50%               2.56%               2.00%
$500,000
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
$500,000 or more but        2.00%               2.04%               1.50%
less than $1 million
---------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges?  A Plan may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of
      Accumulation" or a Letter of Intent, as described in "Reduced Sales
      Charges" in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or on purchases by particular types of retirement plans that were permitted to purchase such shares prior to
      March 1, 2001 ("grandfathered retirement accounts"). The Distributor pays dealers of record a concession of 0.25% on such purchases. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18 month holding period measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
      The contingent deferred sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. On such purchases the Distributor currently pays dealers of record concessions in an amount equal to
      0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional Information.
      There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within five years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since the Plan invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
                                        Contingent Deferred Sales Charge on
Years Since Beginning of Month in       Redemptions in That Year
Which Purchase Order was Accepted       (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 5                             None
-------------------------------------------------------------------------------
In the table,  a "year" is a  12-month  period.  In  applying  the  contingent deferred  sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after a Plan purchases them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B
      Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares a Plan holds convert, a prorated portion of Class B shares that were acquired by the reinvestment of dividends and distributions on the converted share will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion"
      in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES?  Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0%
will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

How Can You Buy Class N Shares? Class N shares are offered only to retirement plans (including 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through group retirement plans
(which do not include 403(b) plans) that have assets of  $500,000 or more or
100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
         Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to a 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
         Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on Plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the Plan, not by Plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES?  Class Y shares are sold at net asset value per share without sales charge directly to certain employee benefit plans that have special agreements with the Distributor for this purpose.

      While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, a broker-dealer arranging purchases of Class Y shares for Plan accounts may impose charges on those purchases. The procedures for buying, selling, exchanging, or transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado), and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus may not apply to Class Y shares.
Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the Plan, not by Plan participants for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for
      Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to
      0.25% of the average annual net assets of Class A shares of the Fund.
      The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C and Class N Shares. The
      Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the Class B and Class C plans, the Fund pays the
      Distributor an annual asset-based sales charge of 0.75%. The
      Distributor also receives a service fee of 0.25% per year under the
      Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and
      Class C expenses by 1.0% and the service fee increases Class N expenses by 0.25% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of a Plan's investment and may cost the Plan more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or
      Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the Class B or Class C shares are sold by the dealer. After the Class B or Class C shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor pays the 0.25% service fee on Class N shares to dealers on a quarterly basis beginning in the first quarter after the Class N shares have been sold. The Distributor retains the service fees for accounts for which it renders the required personal services.

      The Distributor currently pays a sales concession of 2.75% of the purchase price of Class B shares to dealers from its own resources at the time of the sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 3.00% of the purchase price. The
      Distributor retains the Class B asset-based sales charge. See the
      Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.
      See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.25% of the purchase price of Class N shares to dealers from its own resources at the time of sale.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link a Plan's Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
o     transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink), or
o     have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to a bank account. Please call the
         Transfer Agent for more information.

      You may purchase shares by telephone on behalf of a Plan only after the
Plan's account has been established. To purchase shares in amounts up to
$250,000 through a telephone representative, call the Distributor at
1.800.225.5677. The purchase payment will be debited from the stated bank account.

      AccountLink privileges should be requested on your application or your dealer's settlement instructions if you buy your shares through a dealer.
After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each fiduciary listed in the registration on the Plan's account as well as to the dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish
AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all fiduciaries who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification
Number (PIN), by calling the special PhoneLink number, 1.800.225.5677. If a
Plan's participant accounts are maintained by the Plan's recordkeeper, then
Plan participants will not be able to access their account information through PhoneLink. Those participants should contact the Plan's recordkeeper for information about accessing their Plan accounts via telephone. Plan participants in an OppenheimerFunds-sponsored plan account, including a
Pinnacle 401(k) Plan, may call 1.800.411.6971 to access their Plan account information via telephone.

Purchasing Shares. You may purchase shares on behalf of a Plan in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link a bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from the Plan's
      Fund account to another OppenheimerFunds account you have already established on behalf of the Plan by calling the special PhoneLink number.

Selling Shares. Plan sponsors of Plans other than OppenheimerFunds-sponsored plans can redeem shares by telephone automatically by calling the
      PhoneLink number and the Fund will send the proceeds directly to the stated AccountLink bank account. Please refer to "How to Sell Shares"
      below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX?  Requests for certain types of account transactions may be sent to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as Plan account balances, on the OppenheimerFunds Internet website, at www.oppenheimerfunds.com. Additionally, fiduciaries listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or to obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for the Plan's account, please call the
Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable. This website is not available for Plan participant accounts maintained by the Plan's record-keeper. Those participants should contact their Plan's record-keeper for information about accessing their Plan account information via the Internet. Plan participants in the OppenheimerFunds-sponsored Pinnacle 401(k) Plan may access their Plan account information by visiting the OppenheimerFunds Internet website listed above and then following the prompts for Pinnacle Online.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable a plan to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If a Plan redeems some or all of its Class A or Class
B shares of the Fund, the Plan has up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that the Plan purchased subject to an initial sales charge and to
Class A or Class B shares on which the Plan paid a contingent deferred sales charge when it redeemed them. This privilege does not apply to Class C, Class
N and Class Y shares. The individual authorized to negotiate the account on behalf of the Plan must be sure to ask the Distributor for this privilege when sending payment.

RETIREMENT PLANS. Fund shares are available as an investment solely to participant-directed qualified retirement plans and 403(b) custodial plans that meet certain criteria. The Distributor offers a number of different retirement plans that individuals and employers can use to invest in the Fund:
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important information.

How to Sell Shares

HOW CAN PLAN PARTICIPANTS ARRANGE TO SELL SHARES?  The redemption of Fund shares held in accounts for Plan participants are handled in accordance with the Plan's specific provisions. Plans may have different provisions with respect to the timing and method of redemptions by Plan participants. Plan participants should contact their Plan administrator to find out how they can arrange to redeem shares of the Fund. It is the responsibility of the individual authorized to buy and sell shares on behalf of a Plan to forward instructions for redemption transactions to the Fund's transfer agent. The information below about selling shares generally applies to Plan sponsors or
Plan administrators, and not to individual participants.

HOW CAN PLAN SPONSORS AND ADMINISTRATORS SELL SHARES? A Plan sponsor or administrator can arrange to take money out of the Plan's account in the Fund by selling (redeeming) some or all of its shares on any regular business day.
A Plan's shares will be sold at the next net asset value calculated after an order is received and accepted by the Transfer Agent or a duly appointed agent of the Fund's Distributor. The Fund offers Plans a number of ways to sell Fund shares: in writing or by telephone. A Plan can also set up
Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. A Plan administrator who has questions about any of these procedures should please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Redemptions In-Kind. The Fund reserves the right to honor any requests for redemptions by making payment in whole or in part in portfolio securities and in wrapper agreements, selected solely in the discretion of the Manager. To the extent that a redemption in-kind includes wrapper agreements, the Fund will assign to the redeeming Plan one or more wrapper agreements issued by the wrapper providers covering the portfolio securities distributed in-kind. The terms and conditions of wrapper agreements provided to a redeeming Plan will be the same or substantially similar to the terms and conditions of the wrapper agreements held by the Fund. If the redeeming Plan does not meet the wrapper provider's underwriting requirements, the wrapper provider may reserve the right to terminate the wrapper agreement issued in an in-kind redemption at market value. Please refer to "Redemptions
      In-Kind" in the Statement of Additional Information for further details.

Certain Requests Require a Signature Guarantee. To protect the Plan and the
      Fund from fraud, the following redemption requests must be in writing and must include a guarantee of the signature of the individual authorized to negotiate the Fund account on behalf of the Plan
      (although there may be other situations also requiring a signature guarantee):
o     The Plan wishes to redeem more than $100,000 and receive a check
o     The redemption check is not payable to the Plan listed on the account statement
o     The redemption check is not sent to the Plan's address of record on the account statement
o     Shares are being transferred to a Fund account with a different owner or name
o     Shares are redeemed by someone other than the owners

Where Can You Have Your Signature Guaranteed?  The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities,
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

HOW DO YOU SELL SHARES BY MAIL?   Write a letter of instructions that
includes:
o     The Plan's name
o     The Fund's name
o     The Plan's Fund account number (from the account statement)
o     The dollar amount or number of shares to be redeemed
o     Any special payment instructions
o     The signatures of all persons authorized to negotiate the account on behalf of the Plan, and
o     Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270              Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE?  Plan sponsors and Plan administrators may also sell Plan shares by telephone. To receive the redemption price calculated on a particular regular business day, all calls must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Plan sponsors and administrators may not redeem shares held in an
OppenheimerFunds-sponsored retirement plan or under a share certificate by telephone.
o     To redeem shares through a service representative, call 1.800.225.5677
o     To redeem shares automatically on PhoneLink, call 1.800.225.5677

      A Plan may have a check sent to the address on the account statement, or, if the Plan has linked its Fund account to a bank account on AccountLink, the Plan may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when establishing AccountLink. Normally the ACH transfer to a bank is initiated on the business day after the redemption. A Plan does not receive dividends on the proceeds of the shares it redeemed while they are waiting to be transferred.

CAN YOU SELL SHARES THROUGH YOUR DEALER?  The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If the
Plan's shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o     the amount of the Plan's account value represented by an increase in net asset value over the initial purchase price,
o     shares purchased by the reinvestment of dividends or capital gains distributions, or
o     shares redeemed in the special circumstances described in Appendix B to the Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1.    shares acquired by reinvestment of dividends and capital gains distributions,
2.    shares held for the holding period that applies to the class, and
3.    shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

WHEN ARE REDEMPTION FEES APPLIED?  A redemption fee of 2% is applied to redemptions of Fund shares that are:
o     redeemed for reasons other than to fund a "benefit sensitive withdrawal, and
o     made on less than 12 months' prior written notice to the Fund.

      The redemption fee will not apply to any redemptions of the Fund shares for the purpose of exchanging the redemption proceeds to another Plan investment option provided that Plan investment option does not have a duration of 3 years or less.

      A "benefit sensitive withdrawal" is a withdrawal that occurs:
o     due to the Plan participant's death, retirement, disability, separation from service,
o     to fund Plan participant loans, or
o     as another type of "in service" withdrawal made under terms of the
         Plan.

      The Fund reserves the right to deduct the redemption fee from the redemption proceeds if 15% or more of Plan assets invested in the Fund are redeemed within five business days, pending a determination by the Fund of whether the redemption fee is applicable. See the Statement of Additional
Information for information about how the redemption fee applies to withdrawals caused by certain events affecting the employer.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.
Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
o     Shares of the fund selected for exchange must be available for sale in the Plan sponsor's state of organization.
o     The prospectuses of both funds must offer the exchange privilege.
o     The Plan must hold the shares for at least seven days before it can exchange them. After the account is open seven days, the Plan can exchange shares every regular business day.
o     The Plan must meet the minimum purchase requirements for the fund whose shares it purchases by exchange.
o     To be eligible to purchase shares of the Fund, the Plan must (i)
         restrict Plan participants from exchanging shares of the Fund for any Plan investment option which has a duration of three years or less, or (ii) if a Plan offers an investment option which has a duration of three years or less as an option for purchase by an exchange of this Fund's shares, Plan participants must be required to exchange the Fund shares to other Plan investment options which have a duration in excess of three years for at least 90 days before those shares may be exchanged for shares of any Plan investment option which has a duration of three years or less.
o     Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, a Plan can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions.
Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

How Do You Submit Exchange Requests? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by the Plan sponsor or Plan administrator. Send it to the
      Transfer Agent at the address on the back cover.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.225.567, or by using
      PhoneLink for automated exchanges by calling 1.800.225.5677. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:
  o  Shares are redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the
     Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New
     York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.

  o  The interests of the Fund's shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing."  When large dollar amounts are involved, the
     Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's
     Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the
     Manager and the Fund may reject purchase orders and exchanges into the
     Fund by any person, group or account that the Manager believes to be a market timer.

  o  The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide the Plan sponsor or Plan administrator notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.

  o  If the Transfer Agent cannot exchange all the shares requested because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one person authorized to negotiate the account, the Fund and the Transfer Agent may rely on the instructions of any one such person. Telephone privileges apply to each person authorized to negotiate the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from such person.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses arising out of telephone instructions where reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in networking through the National Securities Clearing
      Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the Plan sponsor or administrator) within seven days after the Transfer
      Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange
      Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if the Plan purchases shares by Federal Funds wire or certified check, or arranges with its bank to provide telephone or written assurance to the Transfer Agent that the purchase payment has cleared.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer
      Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts.  The Fund or the Transfer
      Agent may use this information to attempt to verify your identity.  The
      Fund may not be able to establish an account if the necessary information is not received.  The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity.  Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $1,000 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income each regular business day and pays those dividends to shareholders monthly on a date selected by the Board of
Trustees. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for the shares.

      The amount of those dividends may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A shares and Class Y shares will generally be higher than dividends for Class
B, Class C and Class N shares, which normally have higher expenses than Class
A and Class Y shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

      The Fund may declare and pay dividends in amounts that are not equal to the amount of the net investment income it earns. If the amount of distributions paid exceeds the income earned by the Fund, the excess may be considered a return of capital. If the income earned by the Fund exceeds the amount of the dividends paid, the Fund may make an additional distribution of that excess amount. In an effort to maintain stable net asset values per share if there is an additional distribution made by the Fund, the Board of
Trustees may declare a reverse split of the shares of the Fund, effective on the ex-distribution date of the additional distribution. It will be in an amount that will cause the total number of shares held by each shareholder, including shares acquired by reinvesting that distribution, to remain the same as before that distribution was paid.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

TAXES. For retirement plan participants using the Fund as an investment option under their Plan, dividends and capital gain distributions from the
Fund generally will not be subject to current federal personal income tax, but if they are reinvested in the Fund under the Plan, those dividends and distributions will accumulate on a tax-deferred basis. In general, retirement plans and, in particular, distributions from retirement plans, are governed by complex federal and state tax rules. Plan participants should contact their Plan administrator, refer to their Plan's Summary Plan Description, and/or speak to a professional tax advisor regarding the tax consequences of participating in the Plan and making withdrawals from their Plan account.

Returns of Capital Can Occur. In certain cases, distributions made by the
      Fund may be considered a non-taxable return of capital to shareholders.
      If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the
Statement of Additional Information, which is available on request.
FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

   Class A        Year Ended October 31,                 2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss)from investment operations:
   Net investment income                                   .22      .42      .56      .57      .05
   Net realized and unrealized gain                         --      .09      .02      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .22      .51      .58      .60      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.22)    (.41)    (.55)    (.60)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.22)    (.51)    (.58)    (.60)    (.05)
  --------------------------------------------------------------------------------------------------

   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     2.22%    5.25%    6.00%    6.18%    0.55%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)            $94,727  $78,552  $50,179  $10,431     $100
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                   $92,035  $62,359  $33,976  $ 7,171     $100
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  2.11%    3.90%    5.39%    5.55%    5.75%
   Total expenses                                         1.70%    1.71%    1.58%    1.96%    1.55%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.09%    1.18%    1.14%    1.51%    1.12%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 16 OPPENHEIMER CAPITAL PRESERVATION FUND

   Class B  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .14      .37      .50      .51      .05
   Net realized and unrealized gain                         --      .08      .02      .02       --
                                                        --------------------------------------------
   Total from investment operations                        .14      .45      .52      .53      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.14)    (.35)    (.49)    (.53)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.14)    (.45)    (.52)    (.53)    (.05)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     1.45%    4.59%    5.31%    5.43%    0.48%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)             $9,987   $5,205   $1,777     $331       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                    $8,055   $3,337   $  676     $ 82       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  1.31%    3.15%    4.61%    4.55%    5.10%
   Total expenses                                         2.77%    2.37%    2.34%    2.71%    2.25%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.87%    1.84%    1.90%    2.26%    1.81%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations)
   to October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 17 OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

   Class C  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .14      .38      .51      .50      .05
   Net realized and unrealized gain                         --      .07      .01      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .14      .45      .52      .53      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.14)    (.35)    (.49)    (.53)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.14)    (.45)    (.52)    (.53)    (.05)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     1.43%    4.58%    5.31%    5.43%    0.48%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)            $24,405  $12,437   $1,845      $48       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                   $19,334   $6,790   $  652      $25       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  1.31%    3.07%    4.54%    4.65%    5.10%
   Total expenses                                         2.67%    2.35%    2.36%    2.71%    2.25%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.87%    1.82%    1.92%    2.26%    1.81%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 18 OPPENHEIMER CAPITAL PRESERVATION FUND

   Class N  Year Ended October 31,                          2003       2002     2001 1
  --------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                    $10.00    $10.00    $10.00
  --------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                      .23       .45       .38
   Net realized and unrealized gain                            --       .07        -- 2
                                                           -----------------------------
   Total from investment operations                           .23       .52       .38
  --------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                      (.23)     (.42)     (.36)
   Tax return of capital distribution                          --      (.10)     (.02)
                                                           -----------------------------
   Total dividends and/or distributions to shareholders      (.23)     (.52)     (.38)
  --------------------------------------------------------------------------------------
   Net asset value, end of period                          $10.00    $10.00    $10.00
                                                           =============================

  --------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 3                        2.37%     5.29%     3.88%

  --------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)              $219,590  $118,829    $7,311
  --------------------------------------------------------------------------------------
   Average net assets (in thousands)                     $180,665  $ 63,485    $3,002
  --------------------------------------------------------------------------------------
   Ratios to average net assets: 4
   Net investment income                                     2.16%     3.86%     5.18%
   Total expenses                                            1.45%     1.52%     1.64%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses                1.01%     0.99%     1.20%
  --------------------------------------------------------------------------------------
   Portfolio turnover rate                                     20%       47%       36%

   1. For the period from March 1, 2001 (inception of offering) to October 31,
   2001
   2. Less than $0.005 per share.
   3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   4. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 19 OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

   Class Y  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .39      .41      .58      .59      .06
   Net realized and unrealized gain (loss)                (.08)     .11      .03      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .31      .52      .61      .62      .06
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.31)    (.42)    (.58)    (.62)    (.06)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.31)    (.52)    (.61)    (.62)    (.06)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     3.15%    5.35%    6.25%    6.43%    0.57%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)               $725       $2       $2       $1       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                      $368       $2       $2       $1       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  2.53%    4.13%    5.73%    5.88%    6.19%
   Total expenses                                         0.96%   67.64%   43.02%    1.71%    1.15%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             0.52%    1.09%    0.82%    1.26%    0.72%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
For More Information on Oppenheimer Capital Preservation Fund The following additional information about the Fund is available without charge upon request: Statement of Additional Information. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus). Annual and Semi-Annual Reports. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. How to Get More Information You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account: --------------------------------------------------------------------------------- By Telephone: Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677) --------------------------------------------------------------------------------- --------------------------------------------------------------------------------- By Mail: Write to: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270 --------------------------------------------------------------------------------- --------------------------------------------------------------------------------- On the Internet: You can send us a request by e-mail or read or download documents on the OppenheimerFunds website: www.oppenheimerfunds.com --------------------------------------------------------------------------------- Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer. The Fund's SEC File No.: 811-08799 [logo] The Fund's shares are distributed by PR0755.001.1203 OppenheimerFunds Distributors, Inc. Printed on recycled paper. Appendix to Prospectus of Oppenheimer Capital Preservation Fund Graphic Material included in the Prospectus of Oppenheimer Capital Preservation Fund: "Annual Total Return (Class A) (as of 12/31 each year)": A bar chart will be included in the Prospectus of Oppenheimer Capital Preservation Fund (the "Fund") depicting the annual total return of a hypothetical investment in Class A shares of the Fund for the end of the most recent calendar years , without deducting sales charges or taxes. Set forth below are the relevant data points that will appear on the bar chart.
Calendar      Oppenheimer
Year          Capital Preservation Fund
Ended         Class A Shares
-----         --------------

12/31/00      6.21%
12/31/01      5.94%
12/31/02      4.76%

                     Oppenheimer CAPITAL PRESERVATION FuND

                  Supplement dated December 29, 2003 to the
                      Prospectus dated December 23, 2003

The Prospectus is changed as follows:

The third paragraph of the bullet point entitled "Investing for the Shorter
Term" under the section entitled "WHICH CLASS OF SHARES SHOULD YOU CHOOSE?"
on page 22 is deleted in its entirety and replaced with the following:

    "The Distributor normally will not accept purchase orders of $500,000 or more of Class B shares (and effective February 2, 2004, the Distributor normally will not accept purchase orders of $250,000 or more of Class B shares) or $1 million or more of Class C shares from a single Plan."

December 29, 2003                                             PS0755.017

                     OPPENHEIMER CAPITAL PRESERVATION FUND
               Supplement dated September 30, 2004 to the
                   Prospectus dated December 23, 2003

1.  This supplement is in addition to the supplement dated July 6,
2004.  The supplements dated September 24, 2004 and December 29, 2003 are withdrawn.

2.   The following new section should be added after the section titled
"HOW THE FUND IS MANAGED - Advisory Fees" on page 15:

      PENDING LITIGATION. Six law suits have been filed as putative derivative and class actions against the Fund's investment
      Manager, Distributor and Transfer Agent of the Fund, some of the
      Oppenheimer funds, including the Fund, and Directors or Trustees of some of those funds. The complaints allege that the Manager charged excessive fees for distribution and other costs,
      improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the
      Investment Company Act and the Investment Advisers Act of 1940.
      The complaints further allege that by permitting and/or
      participating in those actions, the defendant Directors breached their fiduciary duties to fund shareholders under the Investment
      Company Act and at common law. Those law suits were filed on
      August 31, 2004, September 3, 2004, September 14, 2004, September
      14, 2004, September 21, 2004 and September 22, 2004,
      respectively, in the U. S. District Court for the Southern
      District of New York. The complaints seek unspecified
      compensatory and punitive damages, rescission of the funds'
      investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their
      respective investment advisory or distribution agreements with the Fund.

3.   The first paragraph of the Section entitled "How to Buy Shares -
Which Class of Shares Should You Choose" is modified by adding the following sentence at the beginning of the paragraph:

     Effective September 27, 2004, sales of shares of the Fund to new accounts have been suspended by the Distributor.  Current
     shareholders are permitted to purchase additional shares of the
     Fund for existing accounts but may not establish new accounts in the Fund.

September 30, 2004                                           PS0755.019

             OPPENHEIMER CAPITAL PRESERVATION FUND
          Supplement dated October 11, 2004 to the
             Prospectus dated December 23, 2003

The supplement amends the Prospectus of Oppenheimer Capital
Preservation Fund (the "Fund") dated December 23, 2003, and
is in addition to the supplements dated July 6, 2004 and
September 30, 2004. The Supplement dated September 24, 2004
is withdrawn:

1.     The following paragraph is added to the end of the
section captioned "How the Fund is Managed" on page 18:

      At a meeting held October 6, 2004, the Board of
      Trustees of the Fund determined that it is in the
      best interest of the Fund's shareholders that the
      Fund reorganize with and into Oppenheimer Cash
      Reserves Fund.  The Board unanimously voted that the
      Fund should enter into an Agreement and Plan of
      Reorganization with Oppenheimer Cash Reserves
      covering the reorganization transaction (the
      "Reorganization").  The Board further determined that
      the Reorganization should be submitted to the Fund's
      shareholders for approval and recommended that
      shareholders approve the Reorganization.
      Shareholders of record as of November 15, 2004 will
      be entitled to vote on the Reorganization and will
      receive the proxy statement describing the
      Reorganization.  The anticipated date for the
      shareholder meeting is on or about January 21, 2005,
      with the Reorganization to be effected on or about
      January 28, 2005.  Subject to approval by the Fund's
      shareholders, upon the Reorganization of the Fund
      into Oppenheimer Cash Reserves, the Fund will no
      longer exist.

      Oppenheimer Cash Reserves is a money market fund
      which seeks, as its investment objective, the maximum
      current income that is consistent with stability of
      principal.  Consistent with its investment objective
      and investment policies, Oppenheimer Capital
      Preservation Fund will increase the amount of its
      investment assets that are money market securities,
      and expects to have 100% of its assets invested in
      money market securities prior to the Reorganization.

      The Board has taken these actions in light of current
      regulatory uncertainty regarding the valuation
      methodology of wrapper agreements by mutual fund, the
      potential future lack of availability to mutual funds
      of wrapper agreements on economically viable terms
      necessary for the Fund's investment strategy and the
      current rising interest rate environment. The Board
      believes these actions are in the best interests of
      shareholders and will help better ensure that
      shareholders will be invested in a Fund that seeks to
      maintain a stable net asset value.

      As disclosed in the Fund's most recent annual report,
      the staff of the U.S. Securities and Exchange
      Commission has inquired of registered "stable value"
      mutual funds, including the Fund, as to the
      methodology used by such mutual funds to value their
      wrapper agreements. The SEC and its staff have not
      issued any public statement regarding the results of
      its inquiry or any conclusions that it may have
      reached, nor indicated when, if at all, such a
      statement may be issued. It is possible that the SEC
      staff's or SEC's conclusions could require stable
      value mutual funds to cease using the types of
      wrapper agreements commonly used today by such funds
      and purchase substantially restructured wrapper
      agreements the terms of which cannot be assessed at
      this time and may not be available in the market
      place.

      Interest rates have risen over the last several
      months and that general trend is expected to continue
      for the next several months. The Board considered the
      fact that the Fund's potential inability to continue
      valuing its wrapper agreements under the current
      methodology or to obtain substantially restructured
      wrapper agreements in such an environment could have
      potentially adverse consequences to shareholders.
      Accordingly, the Board has taken the actions
      described at this time to prevent the possibility of
      such an occurrence.

      More details about the proposed change in investment
      goal will be contained in a proxy statement which
      will be sent to shareholder of record.

2.    The first paragraph of the Section entitled "How to
Buy Shares - Which Class of Shares Should You Choose" on
page 21 is modified by adding the following sentence at the
beginning of the paragraph:

      Effective September 27, 2004, sales of shares of the
      Fund to new accounts have been suspended by the
      Distributor.  Current shareholders are permitted to
      purchase additional shares of the Fund for existing
      accounts but may not establish new accounts in the
      Fund.

October 11, 2004                          PS0755.020

Limited Term New York Municipal Fund
Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer Balanced Fund
Oppenheimer Bond Fund
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Large-Cap Core Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited Term Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer New Jersey Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Principal Protected Main Street Fund
Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Rochester National Municipals
Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Small Cap Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Value Fund
Rochester Fund Municipals

This supplement amends the Prospectus of each of the Oppenheimer Funds referenced above as described below and is in addition to any existing supplements of the Funds.

1.    The section of each Prospectus, with the exceptions of Capital
Preservation Fund and Senior Floating Rate Fund, entitled "At What
Price Are Shares Sold? - Net Asset Value." is amended by replacing the second and third paragraphs with the following:

           The net asset value per share for a class of
           shares on a "regular business day" is determined
           by dividing the value of the Fund's net assets
           attributable to that class by the number of
           shares of that class outstanding on that day.  To
           determine net asset values, the Fund assets are
           valued primarily on the basis of current market
           quotations.  If market quotations are not readily
           available or do not accurately reflect fair value
           for a security (in the Manager's judgment) or if
           a security's value has been materially affected
           by events occurring after the close of the
           exchange or market on which the security is
           principally traded, that security may be valued
           by another method that the Board of
           Directors/Trustees believes accurately reflects
           the fair value.

           The Board has adopted valuation procedures for
           the Fund and has delegated the day-to-day
           responsibility for fair value determinations to
           the Manager's Valuation Committee.  Fair value
           determinations by the Manager are subject to
           review, approval and ratification by the Board at
           its next scheduled meeting after the fair
           valuations are determined.  In determining
           whether current market prices are readily
           available and reliable, the Manager monitors the
           information it receives in the ordinary course of
           its investment management responsibilities for
           significant events that it believes in good faith
           will affect the market prices of the securities
           of issuers held by the Fund.  Those may include
           events affecting specific issuers (for example, a
           halt in trading of the securities of an issuer on
           an exchange during the trading day) or events
           affecting securities markets (for example, a
           foreign securities market closes early because of
           a natural disaster).

           If, after the close of the principal market on
           which a security held by the Fund is traded and
           before the time as of which the Fund's net asset
           values are calculated that day, a significant
           event occurs that the Manager learns of and
           believes in the exercise of its judgment will
           cause a material change in the value of that
           security from the closing price of the security
           on the principal market on which it is traded,
           the Manager will use its best judgment to
           determine a fair value for that security.

           The Manager believes that foreign securities
           values may be affected by volatility that occurs
           in U.S. markets on a trading day after the close
           of foreign securities markets.  The Manager's
           fair valuation procedures therefore include a
           procedure whereby foreign securities prices may be
           "fair valued" to take those factors into account.

2.    The section of the Capital Preservation Fund
Prospectus entitled "At What Price Are Shares Sold? - Net
Asset Value." is amended by replacing the second paragraph
with the following:

           The net asset value per share for a class of
           shares on a "regular business day" is determined
           by dividing the value of the Fund's net assets
           attributable to that class by the number of
           shares of that class outstanding on that day.  To
           determine net asset values, the Fund assets are
           valued primarily on the basis of current market
           quotations.  If market quotations are not readily
           available or do not accurately reflect fair value
           for a security (in the Manager's judgment) or if
           a security's value has been materially affected
           by events occurring after the close of the
           exchange or market on which the security is
           principally traded, that security may be valued
           by another method that the Board of Directors
           believes accurately reflects the fair value.

           The Board has adopted valuation procedures for
           the Fund and has delegated the day-to-day
           responsibility for fair value determinations to
           the Manager's Valuation Committee.  Fair value
           determinations by the Manager are subject to
           review, approval and ratification by the Board at
           its next scheduled meeting after the fair
           valuations are determined.  In determining
           whether current market prices are readily
           available and reliable, the Manager monitors the
           information it receives in the ordinary course of
           its investment management responsibilities for
           significant events that it believes in good faith
           will affect the market prices of the securities
           of issuers held by the Fund.  Those may include
           events affecting specific issuers (for example, a
           halt in trading of the securities of an issuer on
           an exchange during the trading day) or events
           affecting securities markets (for example, a
           foreign securities market closes early because of
           a natural disaster).

           If, after the close of the principal market on
           which a security held by the Fund is traded and
           before the time as of which the Fund's net asset
           values are calculated that day, a significant
           event occurs that the Manager learns of and
           believes in the exercise of its judgment will
           cause a material change in the value of that
           security from the closing price of the security
           on the principal market on which it is traded,
           the Manager will use its best judgment to
           determine a fair value for that security.

           The Manager believes that foreign securities
           values may be affected by volatility that occurs
           in U.S. markets on a trading day after the close
           of foreign securities markets.  The Manager's
           fair valuation procedures therefore include a
           procedure whereby foreign securities prices may
           be "fair valued" to take those factors into
           account.

3.    The section of each Prospectus, with the exceptions of Cash
Reserves Fund, Money Market Fund, Inc., Principal Protected Main Street
Fund and Principal Protected Main Street Fund II, entitled "Which Class of Shares Should You Choose? - Investing for the Shorter Term" is
amended by replacing the third paragraph of that section with the following:

           If you invest $1 million or more, in most cases
           Class A shares will be the most advantageous
           choice, no matter how long you intend to hold
           your shares.  The Distributor normally will not
           accept purchase orders of $250,000 or more for
           Class B shares or $1 million or more for Class C
           shares from a single investor.  Effective July
           15, 2004, the limit on Class B share purchase
           orders on behalf of a single investor shall be
           reduced so that the Distributor will not accept
           purchase orders of $100,000 or more for Class B
           shares from a single investor.  Dealers or other
           financial intermediaries purchasing shares for
           their customers in omnibus accounts are
           responsible for compliance with those limits.

4.    The section of the Cash Reserves entitled "Which Class
of Shares Should You Choose?" is amended by adding the
following paragraph to the end of that section:

           Investing for the Shorter Term. If you invest $1
           million or more, in most cases Class A shares
           will be the most advantageous choice, no matter
           how long you intend to hold your shares.  The
           Distributor normally will not accept purchase
           orders of $250,000 or more for Class B shares or
           $1 million or more for Class C shares from a
           single investor.  Effective July 15, 2004, the
           limit on Class B share purchase orders on behalf
           of a single investor shall be reduced so that the
           Distributor will not accept purchase orders of
           $100,000 or more for Class B shares from a single
           investor.  Dealers or other financial
           intermediaries purchasing shares for their
           customers in omnibus accounts are responsible for
           compliance with those limits.

5.    The section of each Prospectus, with the exceptions of Bond Fund,
Cash Reserves, Convertible Securities Fund, Equity Fund, Inc., Limited
Term New York Municipal Fund, Money Market Fund, Inc., Principal
Protected Main Street Fund, Principal Protected Main Street Fund II and
Rochester Fund Municipals, entitled "Which Class of Shares Should You
Choose? - Are There Differences in Account Features That Matter to
You?" is amended by deleting the second and third sentences (for those
Funds which have a third sentence)in the second paragraph.  Share certificates will no longer be issued for Class A shares.

6.    The section of each Prospectus, with the exceptions of Cash
Reserves, Money Market Fund, Inc., Principal Protected Main Street
Fund, and Principal Protected Main Street Fund II, entitled "How Can
You Buy Class A Shares? - Can You Reduce Class A Sales Charges?" is
amended by adding the following to the end of that section:

           To receive the reduced sales charge, at the time
           you purchase shares of the Fund or any other
           Oppenheimer fund, you must inform your
           broker-dealer or financial intermediary of any
           other Oppenheimer funds that you and your spouse
           own.  This includes, for example, shares of an
           Oppenheimer fund held in a retirement account, an
           employee benefit plan, or at a broker-dealer or
           financial intermediary other than the one
           handling your current purchase.  For more
           complete information about ways to reduce your
           sales charges, please visit the OppenheimerFunds
           website: www.oppenheimerfunds.com.
                    ------------------------

7.    The section of each Prospectus, with the exceptions of AMT-Free
Municipals, AMT-Free New York Municipals, Cash Reserves, California
Municipal Fund, Limited Term California Municipal Fund, Limited Term
Municipal Fund, Limited Term New York Municipal Fund, Money Market
Fund, Inc., New Jersey Municipal Fund, Pennsylvania Municipal Fund,
Principal Protected Main Street Fund, Principal Protected Main Street
Fund II, Rochester Fund Municipals, Rochester National Municipals and
Senior Floating Rate Fund, entitled "How Can You Buy Class A Shares? -
Class A Contingent Deferred Sales Charge." is amended by deleting the first paragraph and replacing it with the following paragraphs:

           There is no initial sales charge on purchases of
           Class A shares of any one or more of the
           Oppenheimer funds aggregating $1 million or more,
           or on purchases of Class A shares by certain
           retirement plans that satisfied certain
           requirements prior to March 1, 2001
           ("grandfathered retirement accounts").  However,
           those Class A shares may be subject to a Class A
           contingent deferred sales charge, as described
           below.  Retirement plans holding shares of
           Oppenheimer funds in an  omnibus account(s) for
           the benefit of plan participants in the name of a
           fiduciary or financial intermediary (other than
           OppenheimerFunds-sponsored Single DB Plus plans)
           are not permitted to make initial purchases of
           Class A shares subject to a contingent deferred
           sales charge.

           The Distributor pays dealers of record
           concessions in an amount equal to 1.0% of
           purchases of $1 million or more other than
           purchases by grandfathered retirement accounts.
           For grandfathered retirement accounts, the
           concession is 0.75% of the first $2.5 million of
           purchases plus 0.25% of purchases in excess of
           $2.5 million.  In either case, the concession
           will not be paid on purchases of shares by
           exchange or that were previously subject to a
           front-end sales charge and dealer concession.

8.    For the Senior Floating Rate Fund, the section entitled "How Can
You Buy Class A Share? - Class A Early Withdrawal Charge." is amended by deleting the first paragraph and replacing it the following paragraphs:

           There is no initial sales charge on purchases of
           Class A shares of any one or more of the
           Oppenheimer funds aggregating $1 million or more,
           or on purchases of Class A shares by certain
           retirement plans that satisfied certain
           requirements prior to March 1, 2001
           ("grandfathered retirement accounts").  However,
           those Class A shares may be subject to a Class A
           contingent deferred sales charge, as described
           below.  Retirement plans holding shares of
           Oppenheimer funds in an  omnibus account(s) for
           the benefit of plan participants in the name of a
           fiduciary or financial intermediary (other than
           OppenheimerFunds-sponsored Single DB Plus plans)
           are not permitted to make initial purchases of
           Class A shares subject to a contingent deferred
           sales charge.

           The Distributor pays dealers of record
           concessions in an amount equal to 1.0% of
           purchases of $1 million or more other than
           purchases by grandfathered retirement accounts.
           For grandfathered retirement accounts, the
           concession is 0.75% of the first $2.5 million of
           purchases plus 0.25% of purchases in excess of
           $2.5 million.  In either case, the concession
           will not be paid on purchases of shares by
           exchange or that were previously subject to a
           front-end sales charge and dealer concession.

9.    The first paragraph of the section entitled "Who Can Buy Class Y
Shares?" for the following Prospectuses: Bond Fund, Capital
Appreciation Fund, Capital Preservation Fund, Discovery Fund, Emerging
Growth Fund, Emerging Technologies Fund, Enterprise Fund, Equity Fund,
Inc., Global Fund, Global Opportunities Fund, Growth Fund, High Yield
Fund, Limited Term Government Fund, Main Street Fund, Main Street
Opportunity Fund, Main Street Small Cap Fund, MidCap Fund, Quest
Balanced Fund, Quest Opportunity Value Fund, Quest Value Fund, Inc.,
Real Asset Fund, Real Estate Fund, Rochester Fund Municipals, Select
Value Fund, Strategic Income Fund, U.S. Government Trust, and Value
Fund is amended by deleting the next to last sentence in that paragraph and substituting the following in its place:

            "They may include insurance companies, registered
            investment companies, employee benefit plans and
            Section 529 plans, among others."

10.   The section of the Prospectuses for Bond Fund, Limited Term
Government Fund, Main Street Fund, Inc., Strategic Income Fund and U.S.
Government Trust entitled "Who Can Buy Class Y Shares?" is amended by adding the following paragraph after the final paragraph in that section:

            Investments By "Funds of Funds." Class Y shares of
            the Fund are offered as an investment to other
            Oppenheimer funds that act as "funds of funds." The
            Fund's Board of Directors/Trustees has approved
            making the Fund's shares available as an investment
            to those funds. Those funds of funds may invest
            significant portions of their assets in shares of the
            Fund, as described in their respective prospectuses.
            Those other funds, individually and/or collectively,
            may own significant amounts of the Fund's shares from
            time to time. Those funds of funds typically use
            asset allocation strategies under which they may
            increase or reduce the amount of their investment in
            the Fund frequently, which may occur on a daily basis
            under volatile market conditions. Depending on a
            number of factors, such as the flows of cash into and
            from the Fund as a result of the activity of other
            investors and the Fund's then-current liquidity,
            those purchases and redemptions of the Fund's shares
            by funds of funds could require the Fund to purchase
            or sell portfolio securities, increasing its
            transaction costs and possibly reducing its
            performance, if the size of those purchases and
            redemptions were significant relative to the size of
            the Fund. For a further discussion of the possible
            effects of frequent trading in the Fund's shares,
            please refer to "Are There Limitations On Exchanges?".

11.   The section of each Prospectus, with the exceptions of the following Funds: AMT-Free Municipals, AMT-Free New York
Municipals, California Municipal Fund, Capital Preservation Fund,
Cash  Reserves, High Yield, International Value Fund, Limited
Term California Municipal Fund, Limited Term Municipal Fund,
Limited Term New York Municipal Fund, Main Street Opportunity
Fund, Main Street Small Cap Fund, Money Market Fund, Inc., New
Jersey Municipal Fund, Pennsylvania Municipal Fund, Principal
Protected Main Street Fund, Principal Protected Main Street Fund
II, Rochester Fund Municipals, Rochester National Municipals and
Senior Floating Rate Fund, entitled "Distribution and Service
(12b-1) Plans - Distribution and Service Plans for Class B, Class
C (add "Class M" for Convertible Securities Fund only) and Class
N Shares." is amended by deleting the seventh paragraph and
replacing it with the following paragraphs:

           Under certain circumstances, the Distributor will
           pay the full Class B, Class C or Class N
           asset-based sales charge and the service fee to
           the dealer beginning in the first year after
           purchase of such shares in lieu of paying the
           dealer the sales concession and the advance of
           the first year's service fee at the time of
           purchase, if there is a special agreement between
           the dealer and the Distributor.  In those
           circumstances, the sales concession will not be
           paid to the dealer.

           For Class C shares purchased through the
           OppenheimerFunds Recordkeeper Pro program, the
           Distributor will pay the Class C asset-based
           sales charge to the dealer of record in the first
           year after the purchase of such shares in lieu of
           paying the dealer a sales concession at the time
           of purchase.  The Distributor will use the
           service fee it receives from the Fund on those
           shares to reimburse FASCorp for providing
           personal services to the Class C accounts holding
           those shares.

           In addition, the Manager and the Distributor may
           make substantial payments to dealers or other
           financial intermediaries and service providers
           for distribution and/or shareholder servicing
           activities, out of their own resources, including
           the profits from the advisory fees the Manager
           receives from the Fund.  Some of these
           distribution-related payments may be made to
           dealers or financial intermediaries for
           marketing, promotional or related expenses; these
           payments are often referred to as "revenue
           sharing."  In some circumstances, those types of
           payments may create an incentive for a dealer or
           financial intermediary or its representatives to
           recommend or offer shares of the Fund or other
           Oppenheimer funds to its customers.  You should
           ask your dealer or financial intermediary for
           more details about any such payments it receives.

12.   The section of each Prospectus for Cash Reserves, High
Yield Fund, Main Street Opportunity Fund and Main Street Small
Cap Fund entitled "Distributions and Service (12b-1) Plans -
Distribution and Service Plans for Class B, Class C and Class N
Shares." is amended by adding the following paragraphs at the end of the section:

           Under certain circumstances, the Distributor will
           pay the full Class B, Class C or Class N
           asset-based sales charge and the service fee to
           the dealer beginning in the first year after
           purchase of such shares in lieu of paying the
           dealer the sales concession and the advance of
           the first year's service fee at the time of
           purchase, if there is a special agreement between
           the dealer and the Distributor.  In those
           circumstances, the contingent deferred sales
           charge will not be paid to the dealer.

           For Class C shares purchased through the
           OppenheimerFunds Recordkeeper Pro program, the
           Distributor will pay the Class C asset-based
           sales charge to the dealer of record in the first
           year after the purchase of such shares in lieu of
           paying the dealer a sales concession at the time
           of purchase.  The Distributor will use the
           service fee it receives from the Fund on those
           shares to reimburse FASCorp for providing
           personal services to the Class C accounts holding
           those shares.

           In addition, the Manager and the Distributor may
           make substantial payments to dealers or other
           financial intermediaries and service providers
           for distribution and/or shareholder servicing
           activities, out of their own resources, including
           the profits from the advisory fees the Manager
           receives from the Fund.  Some of these
           distribution-related payments may be made to
           dealers or financial intermediaries for
           marketing, promotional or related expenses; these
           payments are often referred to as "revenue
           sharing."  In some circumstances, those types of
           payments may create an incentive for a dealer or
           financial intermediary or its representatives to
           recommend or offer shares of the Fund or other
           Oppenheimer funds to its customers.  You should
           ask your dealer or financial intermediary for
           more details about any such payments it receives.

13.   The section of the Prospectus for the Capital Preservation
Fund entitled "Distribution and Service (12b-) Plans -
Distribution and Service Plans for Class B, Class C and Class N
Shares." is amended by deleting the last paragraph of the section and replacing it with the following paragraphs:

           Under certain circumstances, the Distributor will
           pay the full Class B, Class C or Class N
           asset-based sales charge and the service fee to
           the dealer beginning in the first year after
           purchase of such shares in lieu of paying the
           dealer the sales concession and the advance of
           the first year's service fee at the time of
           purchase, if there is a special agreement between
           the dealer and the Distributor.  In those
           circumstances, the contingent deferred sales
           charge will not be paid to the dealer.
           Furthermore, the Distributor pays a sales
           concession of 0.25% of the purchase price of
           Class N shares to dealers from its own resources
           at the time of sale, except for Class N shares
           purchased through the OppenheimerFunds
           Recordkeeper Pro program, for which the
           Distributor does not pay a sales concession.

           For Class C shares purchased through the
           OppenheimerFunds Recordkeeper Pro program, the
           Distributor will pay the Class C asset-based
           sales charge to the dealer of record in the first
           year after the purchase of such shares in lieu of
           paying the dealer a sales concession at the time
           of purchase.  The Distributor will use the
           service fee it receives from the Fund on those
           shares to reimburse FASCorp for providing
           personal services to the Class C accounts holding
           those shares.

           In addition, the Manager and the Distributor may
           make substantial payments to dealers or other
           financial intermediaries and service providers
           for distribution and/or shareholder servicing
           activities, out of their own resources, including
           the profits from the advisory fees the Manager
           receives from the Fund.  Some of these
           distribution-related payments may be made to
           dealers or financial intermediaries for
           marketing, promotional or related expenses; these
           payments are often referred to as "revenue
           sharing."  In some circumstances, those types of
           payments may create an incentive for a dealer or
           financial intermediary or its representatives to
           recommend or offer shares of the Fund or other
           Oppenheimer funds to its customers.  You should
           ask your dealer or financial intermediary for
           more details about any such payments it receives.

14.   The section of the Prospectuses for AMT-Free Municipals,
AMT-Free New York Municipals, California Municipal Fund,
International Value Fund, Limited Term California Municipal Fund,
Limited Term Municipal Fund, Limited Term New York Municipal
Fund, New Jersey Municipal Fund, Pennsylvania Municipal Fund,
Rochester Fund Municipals, Rochester National Municipals and
Senior Floating Rate Fund entitled "Distribution and Service
(12b-1) Plans - Distribution and Service Plans for Class B and
Class C Shares." is amended by adding (for the Senior Floating
Rate Fund only, please delete the last paragraph then add) the following paragraphs at the end of the section:

           Under certain circumstances, the Distributor will
           pay the full Class B or Class C asset-based sales
           charge and the service fee to the dealer
           beginning in the first year after purchase of
           such shares in lieu of paying the dealer the
           sales concession and the advance of the first
           year's service fee at the time of purchase, if
           there is a special agreement between the dealer
           and the Distributor.  In those circumstances, the
           contingent deferred sales charge will not be paid
           to the dealer.

           In addition, the Manager and the Distributor may
           make substantial payments to dealers or other
           financial intermediaries and service providers
           for distribution and/or shareholder servicing
           activities, out of their own resources, including
           the profits from the advisory fees the Manager
           receives from the Fund.  Some of these
           distribution-related payments may be made to
           dealers or financial intermediaries for
           marketing, promotional or related expenses; these
           payments are often referred to as "revenue
           sharing."  In some circumstances, those types of
           payments may create an incentive for a dealer or
           financial intermediary or its representatives to
           recommend or offer shares of the Fund or other
           Oppenheimer funds to its customers.  You should
           ask your dealer or financial intermediary for
           more details about any such payments it receives.

15.   The section of each Prospectus, with the exception of
Principal Protected Main Street Fund, Principal Protected Main
Street Fund II and Senior Floating Rate Fund, entitled "How to
Exchange Shares - Are There Limitations on Exchanges?" is amended as follows:

      The first bullet point is amended to read as follows:

o     Shares are redeemed from one fund and are normally purchased from the other fund in the same transaction on the same
         regular business day on which the Transfer Agent or its
         agent (such as a financial intermediary holding the
         investor's shares in an omnibus account) receives an
         exchange request that conforms to the policies described
         above.  It must be received by the close of The New York
         Stock Exchange that day, which is normally 4:00 P.M. but
         may be earlier on some days.  The Transfer Agent may
         delay the reinvestment of the proceeds of an exchange up
         to five business days if it determines in its discretion
         that an earlier transmittal of the redemption proceeds
         to the receiving fund would be detrimental to the Fund
         from which the exchange is made or to the receiving fund.

      The second bullet point is amended to read as follows:

o     The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected when
         its shares are repeatedly exchanged over the short
         term.  When large dollar amounts are involved, the
         Fund's implementation of its investment strategies may
         be negatively affected or the Fund might have to raise
         or retain more cash than the portfolio manager would
         normally retain, to meet unanticipated redemptions.
         Frequent exchange activity also may force the Fund to
         sell portfolio securities at disadvantageous times to
         raise the cash needed to meet those exchange requests.
         These factors might hurt the Fund's performance.  When
         the Transfer Agent in its discretion believes frequent
         trading activity by any person, group or account would
         have a disruptive effect on the Fund's ability to manage
         its investments, the Fund and the Transfer Agent may
         reject purchase orders and/or exchanges into the Fund.
         The history of exchange activity in all accounts known
         by the Transfer Agent to be under common ownership or
         control within the Oppenheimer funds complex may be
         considered by the Transfer Agent, with respect to the
         review of exchanges involving this Fund as part of the
         Transfer Agent's procedures to detect and deter
         excessive exchange activity.  The Transfer Agent may
         permit exchanges that it believes in the exercise of its
         judgment are not disruptive.  The Transfer Agent might
         not be able to detect frequent exchange activity
         conducted by the underlying owners of shares held in
         omnibus accounts, and therefore might not be able to
         effectively prevent frequent exchange activity in those
         accounts.  There is no guarantee that the Transfer
         Agent's controls and procedures will be successful to
         identify investors who engage in excessive trading
         activity or to curtail that activity.

         As stated above, the Fund permits dealers or financial
         intermediaries to submit exchange requests on behalf of
         their customers (unless the customer has revoked that
         authority).  The Manager, the Distributor and/or the
         Transfer Agent have agreements with a limited number of
         broker-dealers and investment advisers permitting them
         to submit exchange orders in bulk on behalf of their
         clients, provided that those broker-dealers or advisers
         agree to restrictions on their exchange activity (which
         are more stringent than the restrictions that apply to
         other shareholders).  Those restrictions include
         limitations on the funds available for exchanges, the
         requirement to give advance notice of exchanges to the
         Transfer Agent, and limits on the amount of client
         assets that may be invested in a particular fund.  The
         Fund and its Transfer Agent may restrict or refuse bulk
         exchange requests submitted by a financial intermediary
         on behalf of a large number of accounts (including
         pursuant to the arrangements described above) if, in the
         Transfer Agent's judgment exercised in its discretion,
         those exchanges would be disruptive to either fund in
         the exchange transaction.

16.   For the Senior Floating Rate Fund the second bullet point
under the section entitled "How to Exchange Shares - Are There
Limitations on Exchanges?" is deleted in its entirety and
replaced with the following:

o     The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected when
         its shares are repeatedly exchanged over the short
         term.  When large dollar amounts are involved, the
         Fund's implementation of its investment strategies may
         be negatively affected or the Fund might have to raise
         or retain more cash than the portfolio manager would
         normally retain, to meet unanticipated redemptions.
         Frequent exchange activity also may force the Fund to
         sell portfolio securities at disadvantageous times to
         raise the cash needed to meet those exchange requests.
         These factors might hurt the Fund's performance.  When
         the Transfer Agent in its discretion believes frequent
         trading activity by any person, group or account would
         have a disruptive effect on the Fund's ability to manage
         its investments, the Fund and the Transfer Agent may
         reject purchase orders and/or exchanges into the Fund.
         The history of exchange activity in all accounts known
         by the Transfer Agent to be under common ownership or
         control within the Oppenheimer funds complex may be
         considered by the Transfer Agent, with respect to the
         review of exchanges involving this Fund as part of the
         Transfer Agent's procedures to detect and deter
         excessive exchange activity.  The Transfer Agent may
         permit exchanges that it believes in the exercise of its
         judgment are not disruptive.  The Transfer Agent might
         not be able to detect frequent exchange activity
         conducted by the underlying owners of shares held in
         omnibus accounts, and therefore might not be able to
         effectively prevent frequent exchange activity in those
         accounts.  There is no guarantee that the Transfer
         Agent's controls and procedures will be successful to
         identify investors who engage in excessive trading
         activity or to curtail that activity.

         As stated above, the Fund permits dealers or financial
         intermediaries to submit exchange requests on behalf of
         their customers (unless the customer has revoked that
         authority).  The Manager, the Distributor and/or the
         Transfer Agent have agreements with a limited number of
         broker-dealers and investment advisers permitting them
         to submit exchange orders in bulk on behalf of their
         clients, provided that those broker-dealers or advisers
         agree to restrictions on their exchange activity (which
         are more stringent than the restrictions that apply to
         other shareholders).  Those restrictions include
         limitations on the funds available for exchanges, the
         requirement to give advance notice of exchanges to the
         Transfer Agent, and limits on the amount of client
         assets that may be invested in a particular fund.  The
         Fund and its Transfer Agent may restrict or refuse bulk
         exchange requests submitted by a financial intermediary
         on behalf of a large number of accounts (including
         pursuant to the arrangements described above) if, in the
         Transfer Agent's judgment exercised in its discretion,
         those exchanges would be disruptive to either fund in
         the exchange transaction.

17.   The section entitled "How to Exchange Shares - Are There
Limitations On Exchanges?" for the Bond Fund, Limited Term
Government Fund, Main Street Fund, Inc., Strategic Income Fund
and U.S. Government Trust is amended by adding the following
"bullet point":

o     Frequent purchases and redemptions of the Fund's shares by funds of funds that invest in the Fund and periodically
            re-adjust the amount of their investment pursuant to
            asset reallocation programs (described in their
            prospectuses) may also increase the Fund's portfolio
            turnover and resulting transaction costs.  The Board
            of Directors/Trustees of the Fund considered the
            possible effects of those transactions when it
            permitted these asset reallocation arrangements.
            Please refer to "How To Buy Shares - Investing
            Through Funds of Funds" for more information.

18.   The section of the Prospectuses for Champion Income Fund,
Developing Markets Fund, Discovery Fund, Emerging Growth Fund,
Emerging Technologies Fund, Global Fund, Global Opportunities
Fund, Gold & Special Minerals Fund, High Yield Fund,
International Growth Fund, International Small Company Fund,
Quest International Value Fund, Real Asset Fund and Small Cap
Value Fund entitled "How to Sell Shares" is amended by deleting the second and third paragraphs and replacing them with the
following:

            Redemption Fee.  The Fund imposes a 2% redemption fee on
            the proceeds of Fund shares that are redeemed within 30
            days of their purchase. The fee applies in the case of
            shares redeemed in exchange transactions.  The redemption
            fee is collected by the Transfer Agent and paid to the
            Fund.  It is intended to help offset the trading, market
            impact, and administrative costs associated with short-term money movements into and out of the Fund, and to help deter excessive short term trading.  The fee is imposed to the
            extent that Fund shares redeemed exceed Fund shares that
            have been held more than 30 days.  For shares of the Fund
            that were acquired by exchange, the holding period is
            measured from the date the shares were acquired in the
            exchange transaction.  Shares held the longest will be
            redeemed first.

                  The redemption fee is not imposed on shares:

o     held in omnibus accounts of a financial intermediary, such as a broker-dealer or a retirement plan
                        fiduciary (however, shares held in
                        retirement plans that are not in omnibus
                        accounts, Oppenheimer-sponsored
                        retirement plans such as IRAs, and
                        403(b)(7) plans are subject to the fee),
                        if those institutions have not
                        implemented the system changes necessary
                        to be capable of processing the
                        redemption fee;
o     held by investors in certain asset allocation programs that offer automatic re-balancing or wrap-fee or
                        similar fee-based programs and that have
                        been identified to the Distributor and
                        the Transfer Agent;
o     redeemed for rebalancing transactions under the OppenheimerFunds
                        Portfolio Builder program;
o     redeemed pursuant to an OppenheimerFunds automatic withdrawal plan;
o     redeemed due to the death or disability of the shareholder;
o     redeemed as part of an automatic dividend exchange election established in advance of the exchange;
o     redeemed to pay fees assessed by the Fund or the Transfer Agent against the account;
o     redeemed from accounts for which the dealer, broker or financial institution of record has entered into an
                        agreement with the Distributor that
                        permits such redemptions without the
                        imposition of these fees, such as asset
                        allocation programs;
o     redeemed for conversion of Class B shares to Class A shares or pursuant to fund mergers; and
o     involuntary redemptions resulting from failure to meet account minimums.

19.   The section of each Prospectus entitled "Shareholder
Account Rules and Policies - A $12 annual fee" is amended by deleting the section in its entirety and replacing it with the following:

      A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually on or about the second to last "regular business day" of September.  See the
      Statement of Additional Information (shareholders may visit the
      OppenheimerFunds website) to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

July 6, 2004                                               PS0000.011

Oppenheimer Capital Preservation Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

Statement of Additional Information dated December 23, 2003

This Statement of Additional Information is not a
Prospectus. This document contains additional information
about the Fund and supplements information in the
Prospectus dated December 23, 2003. It should be read
together with the Prospectus. You can obtain the Prospectus
by writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217 or by
calling the Transfer Agent at the toll-free number shown
above or by downloading it from the OppenheimerFunds
Internet website at www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund
Additional  Information About the Fund's Investment  Policies
and Risks...............................................................
2
The Fund's Investment Policies..........................................
2
    Other Investment Techniques and Strategies..........................
16
    Investment Restrictions.............................................
35
How the Fund is Managed.................................................
37
    Organization and History............................................
37
    Board of Trustees and Oversight Committees..........................
38
    Trustees and Officers of the Fund...................................
39
    The Manager.........................................................
47
Brokerage Policies of the Fund..........................................
50
Distribution and Service Plans..........................................
52
Performance of the Fund.................................................
56
About Your Account
How to Buy Shares.......................................................
61
How to Sell Shares......................................................
71
How to Exchange Shares..................................................
76
Dividends, Capital Gains and Taxes......................................
79
Additional Information about the Fund...................................
82
Financial Information About the Fund
Independent Auditors' Report............................................
83
Financial Statements....................................................
84
Appendix A: Industry Classifications....................................
A-1
Appendix B: Special Sales Charge Arrangements and Waivers...............
B-1

                             60
ABOUT THE FUND

Additional  Information About the Fund's Investment  Policies
and Risks

      The investment objective, the principal investment
policies and the main risks of the Fund are described in
the Prospectus. This Statement of Additional Information
contains supplemental information about those policies and
risks and the types of securities that the Fund's
investment Manager, OppenheimerFunds, Inc. (the "Manager"),
can select for the Fund. Additional information is also
provided about the strategies that the Fund may use to try
to achieve its objective.

The Fund's Investment Policies. The composition of the
Fund's portfolio and the techniques and strategies that the
Manager may use in selecting portfolio securities will vary
over time. The Fund is not required to use all of the
investment techniques and strategies described below at all
times in seeking its goals. It may use some of the special
investment techniques and strategies at some times or not
at all.

      |X| Debt Securities. The Fund can invest in a variety
of debt securities to seek its objective. In general, debt
securities are also subject to two additional types of
risk: credit risk and interest rate risk.

            |_| Credit Risks. Credit risk relates to the
ability of the issuer to meet interest or principal
payments or both as they become due. In general,
lower-grade, higher-yield bonds are subject to credit risk
to a greater extent that lower-yield, higher-quality bonds.

      The Fund's debt investments can include high yield,
non-investment-grade bonds (commonly referred to as "junk
bonds"). Investment-grade bonds are bonds rated at least
"Baa" by Moody's Investors Service, Inc. ("Moody's"), or at
least "BBB" by Standard & Poor's Rating Services ("S&P") or
Fitch, Inc. ("Fitch, Inc.") or that have comparable ratings
by another nationally-recognized rating organization.

      In making investments in debt securities, the Manager
may rely to some extent on the ratings of ratings
organizations or it may use its own research to evaluate a
security's credit-worthiness. If securities the Fund buys
are unrated, they are assigned a rating by the Manager of
comparable quality to bonds having similar yield and risk
characteristics within a rating category of a rating
organization.

      The Fund does not have investment policies
establishing specific maturity ranges for the Fund's
investments, and they may be within any maturity range
(short, medium or long) depending on the Manager's
evaluation of investment opportunities available within the
debt securities markets. The Fund may shift its investment
focus to securities of longer maturity as interest rates
decline and to securities of shorter maturity as interest
rates rise.

            |_| ?Interest Rate Risk. Interest rate risk
refers to the fluctuations in value of fixed-income
securities resulting from the inverse relationship between
price and yield. For example, an increase in general
interest rates will tend to reduce the market value of
already-issued fixed-income investments, and a decline in
general interest rates will tend to increase their value.
In addition, debt securities with longer maturities, which
tend to have higher yields, are subject to potentially
greater fluctuations in value from changes in interest
rates than obligations with shorter maturities.

            |_| Special Risks of Lower-Grade Securities.
The Fund can invest directly up to 10% of its net assets in
lower-grade debt securities, if the Manager believes it is
consistent with the Fund's objective. Because lower-rated
securities tend to offer higher yields than investment
grade securities, the Fund may invest in lower-grade
securities to try to achieve higher income.

      "Lower-grade" debt securities are those rated below
"investment grade" which means they have a rating lower than
"Baa" by Moody's or lower than "BBB" by S&P or Fitch, Inc.
or similar ratings by other nationally-recognized rating
organizations. If they are unrated, and are determined by
the Manager to be of comparable quality to debt securities
rated below investment grade, they are considered part of
the Fund's portfolio of lower-grade securities. The Fund
can invest in securities rated as low as "C" or "D" or
which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade
securities are discussed below. There is a greater risk
that the issuer may default on its obligation to pay
interest or to repay principal than in the case of
investment grade securities. The issuer's low
creditworthiness may increase the potential for its
insolvency. An overall decline in values in the high yield
bond market is also more likely during a period of a
general economic downturn. An economic downturn or an
increase in interest rates could severely disrupt the
market for high yield bonds, adversely affecting the values
of outstanding bonds as well as the ability of issuers to
pay interest or repay principal. In the case of foreign
high yield bonds, these risks are in addition to the
special risk of foreign investing discussed in the
Prospectus and in this Statement of Additional Information.

      To the extent they can be converted into stock,
convertible securities may be less subject to some of these
risks than non-convertible high yield bonds, since stock
may be more liquid and less affected by some of these risk
factors.

      While securities rated "Baa" by Moody's or "BBB" by
S&P are investment grade and are not regarded as junk
bonds, those securities may be subject to special risks,
and have some speculative characteristics.

Shares of Underlying Oppenheimer Funds. The Fund can invest
in various Oppenheimer funds. The Prospectus contains a
brief description of Oppenheimer Limited-Term Government
Fund ("Limited-Term Government Fund"), Oppenheimer Bond
Fund ("Bond Fund"), Oppenheimer U.S. Government Trust
("U.S. Government Trust"), Oppenheimer Strategic Income
Fund ("Strategic Income Fund"), and Oppenheimer Money
Market Fund, Inc. ("Money Market Fund") (collectively
referred to as the "underlying funds"), including each
underlying funds investment objective. Set forth below is
supplemental information about the types of securities each
underlying fund may invest in, as well as strategies each
underlying fund may use to try to achieve its objective.
For more complete information about each underlying fund's
investment policies and strategies, please refer to each
underlying fund's prospectus. You may obtain a copy of each
underlying fund's prospectus by calling 1.800.225.5677.

|X|   U.S. Government Securities. Each of the underlying
Funds may purchase U.S. government securities. These
include obligations issued or guaranteed by the U.S.
government or any of its agencies or instrumentalities.
These may include direct obligations of the U.S. Treasury,
such as Treasury bills, notes and bonds. Other U.S.
government securities are supported by the full faith and
credit of the United States, such as pass-through
certificates issued by the Government National Mortgage
Association. Others may be supported by the right of the
issuer to borrow from the U.S. Treasury, such as securities
of Federal Home Loan Banks. Others may be supported only by
the credit of the instrumentality, such as obligations of
the Federal National Mortgage Association.

|X|   Mortgage-Backed Securities. Limited-Term Government
Fund, Bond Fund, U.S. Government Trust and Strategic Income
Fund may purchase mortgage-backed securities and
collateralized mortgage obligations issued or guaranteed by
the U.S. government or its agencies or instrumentalities.
Bond Fund may also purchase mortgage-backed securities and
collateralized mortgage obligations issued by private
issuers. Limited-Term Government Fund, Bond Fund, U.S.
Government Trust and Strategic Income Fund may also invest
in "stripped" mortgage-backed securities, CMOs or other
securities issued by agencies or instrumentalities of the
U.S. Government, and Bond Fund may invest in private-issuer
stripped securities. Limited-Term Government Fund, Bond
Fund, U.S. Government Trust and Strategic Income Fund may
also enter into "forward roll" transactions with mortgage
backed securities. In a forward roll transaction, the fund
sells mortgage-backed securities it holds to banks or other
buyers and simultaneously agrees to repurchase a similar
security from that party at a later date at an agreed-upon
price.

|X|   Asset-Backed Securities. Bond Fund, Strategic Income
Fund and Money Market Fund may invest in asset-backed
securities (securities that represent interests in pools of
consumer loans and other trade receivables, similar to
mortgage-backed securities).

|X|   Zero Coupon Securities. Bond Fund and Strategic
Income Fund may invest in zero coupon securities
(securities which may be issued by the U.S. government, its
agencies or instrumentalities or by private issuers, that
are offered at a substantial discount from their face value
and do not pay interest but mature at face value), and
Strategic Income Fund and Bond Fund may invest in zero
coupon corporate securities (which are similar to U.S.
government zero coupon Treasury securities but are issued
by companies).

|X|   Debt Securities of Domestic Companies. Bond Fund and
Strategic Income Fund may invest in debt securities of U.S.
companies. Those corporate debt securities may be rated as
low as "D" by S&P or Fitch, Inc. or "C" by Moody's. Bond
Fund may invest up to 35% of its assets in lower-grade
securities (often called junk bonds) and Strategic Income
Fund may invest up to 100% of its assets in junk bonds.

|X|   Debt Securities of Foreign Governments and Companies.
Bond Fund and Strategic Income Fund may invest in debt
securities issued or guaranteed by foreign companies,
"supranational" entities such as the World Bank, and
foreign governments or their agencies. These foreign
securities may include debt obligations such as government
bonds, debentures issued by companies and notes. Some of
these debt securities may have variable interest rates or
"floating" interest rates that change in different market
conditions.

      |X| Preferred Stocks. Bond Fund and Strategic Income
Fund may invest in preferred stocks. Preferred stocks,
unlike common stocks, generally offers a stated dividend
rate payable from the corporation's earnings.

|X|   Participation Interests. Strategic Income Fund may
acquire participation interests in loans that are made to
U.S. or foreign companies. They may be interests in, or
assignments of, the loan and are acquired from banks or
brokers that have made the loan or are members of the
lending syndicate.

|X|   Short-term Debt Securities. In addition to U.S.
government securities, the Money Market Fund will invest in
the following types of money market securities: (i) bank
obligations, such as time deposits, certificates of deposit
and bankers' acceptances, of a domestic bank or foreign
bank with total assets of at least $1 billion, (ii)
commercial paper, (iii) corporate obligations, (iv) other
money market obligations other than those listed above if
they are subject to repurchase agreements or guaranteed as
to their principal and interest by a domestic bank having
total assets in excess of $500 million or by a corporation
whose commercial paper may be purchased by the fund, and
(v) U.S. dollar-denominated short-term investments that the
Money Market Fund's Board of Directors determines present
minimal credit risk and which are of "high quality" as
determined by a nationally-recognized statistical rating
organization. Money Market Fund is required to purchase
only those securities that the fund's manager, under
Board-approved procedures, has determined have minimal
credit risks and have a high credit rating.

      The investment techniques and strategies used by the
underlying funds include the following:

      Each underlying fund may invest in illiquid and
restricted securities, and repurchase agreements.
Limited-Term Government Fund, U.S. Government Trust,
Strategic Income Fund and Bond Fund may purchase securities
on a "when-issued" and delayed delivery basis (securities
that have been created and for which a market exists, but
which are not available for immediate delivery), and
hedging instruments, including certain kinds of futures
contracts and put and call options, and options on futures,
or enter into interest rate swap agreements. Bond Fund and
Strategic Income Fund may enter into foreign currency
exchange contracts. None of the underlying funds use
hedging instruments for speculative purposes. Limited-Term
Government Fund, U.S. Government Trust, Strategic Income
Fund and Bond Fund may also invest in derivative
investments (a specially-designed investment whose
performance is linked to the performance of another
investment or security, such as an option, future or
index). Limited-Term Government Fund and U.S. Government
Trust may enter into reverse repurchase agreements and Bond
Fund and U.S. Government Trust may lend their portfolio
securities, subject to certain limitations, to brokers,
dealers and other financial institutions.

Wrap Agreements. Wrap Agreements are structured with a
number of different features. Wrap Agreements purchased by
the Fund are of three basic types: (1) non-participating,
(2) participating and (3) "hybrid". In addition, the Wrap
Agreements will either be of fixed-maturity or open-end
maturity ("evergreen"). The Fund enters into particular
types of Wrap Agreements depending upon their respective
cost to the Fund and the Wrap Provider's creditworthiness,
as well as upon other factors. Under most circumstances, it
is anticipated that the Fund will enter into participating
or hybrid Wrap Agreements of open-end maturity.

      Under a non-participating Wrap Agreement, the Wrap
Provider becomes obligated to make a payment to the Fund
whenever the Fund sells Covered Assets at a price below
Book Value to meet withdrawals of a type covered by the
Wrap Agreement (a "Benefit Event"). Conversely, the Fund
becomes obligated to make a payment to the Wrap Provider
whenever the Fund sells Covered Assets at a price above
their Book Value in response to a Benefit Event. In neither
case is the Crediting Rate adjusted at the time of the
Benefit Event. Accordingly, under this type of Wrap
Agreement, while the Fund is protected against decreases in
the market value of the Covered Assets below Book Value, it
does not realize increases in the market value of the
Covered Assets above Book Value; those increases are
realized by the Wrap Providers.

      Under a participating Wrap Agreement, the obligation
of the Wrap Provider or the Fund to make payments to each
other typically does not arise until all of the Covered
Assets have been liquidated. Instead of payments being made
on the occurrence of each Benefit Event, the obligation to
pay is a factor in the periodic adjustment of the Crediting
Rate. A participating Wrap Agreement may require that any
accrued gains left in the Fund that are not distributed
through the Crediting Rate prior to the liquidation of all
Covered Assets will be paid to the Wrap Provider.

      Under a hybrid Wrap Agreement, the obligation of the
Wrap Provider or the Fund to make payments does not arise
until withdrawals exceed a specified percentage of the
Covered Assets, after which time payment covering the
difference between market value and Book Value will occur.

      A fixed-maturity Wrap Agreement terminates at a
specified date, at which time settlement of any difference
between Book Value and market value of the Covered Assets
occurs. A fixed-maturity Wrap Agreement tends to ensure
that the Covered Assets provide a relatively fixed rate of
return over a specified period of time through bond
immunization, which targets the duration of the Covered
Assets to the remaining life of the Wrap Agreement.

      An evergreen Wrap Agreement has no fixed maturity
date on which payment must be made, and the rate of return
on the Covered Assets accordingly tends to vary. Unlike the
rate of return under a fixed-maturity Wrap Agreement, the
rate of return on assets covered by an evergreen Wrap
Agreement tends to more closely track prevailing market
interest rates and thus tends to rise when interest rates
rise and fall when interest rates fall. An evergreen Wrap
Agreement may be converted into a fixed-maturity Wrap
Agreement that will mature in the number of years equal to
the duration of the Covered Assets.

      Wrap Providers are banks, insurance companies and
other financial institutions. The number of Wrap Providers
have been increased in recent years. There are currently
approximately 19 Wrap Providers rated in the top two
long-term rating categories by Moody's, S&P or another
nationally recognized statistical rating organization. The
cost of Wrap Agreements is typically 0.10% to 0.25% per
dollar of Covered Asset per annum. The Fund will expense
the cost of the Wrap Agreements.

      As described in the Prospectus, the Wrap Agreements
are considered illiquid securities. Therefore, the value of
all Wrap Agreements and other illiquid securities will not
exceed 15% of the Fund's net assets. If the value of all
Wrap Agreements and other illiquid securities exceeds 15%
of the Fund's net assets at any time, the Fund's net asset
value may decrease and the Fund's investment Manager,
OppenheimerFunds, Inc., will take steps to reduce the value
of the Wrap Agreements to 15% or less of net assets.

      If a Wrap Agreement is terminated by the Wrap
Provider, normally, the Wrap Provider will be required to
make a single sum payment equal to the positive value of
the terminating Wrap Provider's share of the Covered Assets
on a mutually agreed to maturity date that will not be
earlier than the effective date of termination, plus a
number of years equal to the duration of the Fund on the
date of termination. If the value of the Wrap Agreement on
the maturity date is zero or less, no payment will be
required by the Wrap Provider. However, the Wrap Agreements
may provide the Wrap Providers with the ability to
terminate the Wrap Agreements with no further obligation to
the Fund if the Manager allows distributions from the Fund
other than for benefit sensitive payments to plan
participants, if the Fund's Manager or the Fund's objective
or investment policies are changed without the consent of
the Wrap Provider, the Fund's assets are invested in
securities other than as set forth in the Prospectus,
someone other than the Manager exercises investment
discretion over the Fund, the Wrap fees remain unpaid for a
stated period of time, the Fund is terminated or amended or
its administrative practices or applicable law are changed
in a manner that may materially alter the Wrap Provider's
duties, rights, obligations or liabilities or materially
alter deposits to or withdrawals from the Fund, the Manager
permits plans to invest in the Fund that do not meet the
Wrap Agreement's stated underwriting standards, or the
Fund's Investment Company Act of 1940 (the "Investment
Company Act") registration lapses or is suspended.

      If, to effectuate a redemption payment, the Fund is
required to liquidate all Covered Assets, the Wrap Provider
may be obligated to pay to the Fund all or some of the
difference between the market value and corresponding Book
Value of such Covered Assets (if market value is less than
Book Value). If, on the other hand, the market value of the
liquidated Covered Assets is greater than the corresponding
Book Value, the Fund may be obligated to pay all or some of
the difference to the Wrap Provider.

      Because it is anticipated that each Wrap Agreement
will cover all Covered Assets up to a specified dollar
amount, if more than one Wrap Provider becomes obligated to
pay to the Fund the difference between Book Value and the
market value of the Covered Assets, each Wrap Provider will
be obligated to pay a pro-rata amount in proportion to the
maximum dollar amount of coverage provided. Thus, the Fund
will not have the option of choosing which Wrap Agreement
to draw upon in any such payment situation. However, if a
portion of a Wrap Agreement is to be assigned as a
payment-in-kind to a Plan, the Fund will have the
discretion to choose to allocate the payment to a single
Wrap Agreement. In that circumstance, the Fund expects to
address subsequent requests for such assignments to a
different Wrap Provider until each Wrap Provider has made
roughly its pro rata share of such assignments.

      The terms of a Wrap Agreement may require that the
Covered Assets have a specified duration or maturity,
consist of specified types of securities or be of a
specified credit quality. The Fund will purchase Wrap
Agreements whose criteria in this regard are consistent
with the Fund's investment objectives and policies as set
forth in the Prospectus, although in some cases the Wrap
Agreement may require more restrictive investment
objectives and policies than otherwise permitted by the
Prospectus and Statement of Additional Information.

o     Risks of Investing in Wrap Agreements. In the event
         of the default of a Wrap
Provider, the Fund could potentially lose the Book Value
protections provided by the Wrap Agreements with that Wrap
Provider. However, the impact of such a default on the Fund
as a whole may be minimal or non-existent if the market
value of the Covered Assets thereunder is greater than
their Book Value at the time of the default, because the
Wrap Provider would have no obligation to make payments to
the Fund under those circumstances. In addition, the Fund
may be able to obtain another Wrap Agreement from another
Wrap Provider to provide Book Value protections with
respect to those Covered Assets. The cost of the
replacement Wrap Agreement might be higher than the initial
Wrap Agreement due to market conditions or if the market
value of those Covered Assets is less than their Book Value
at the time of entering into the replacement agreement.
Such cost would also be in addition to any premiums
previously paid to the defaulting Wrap Provider. If the
Fund were unable to obtain a replacement Wrap Agreement,
participants redeeming Shares might experience losses if
the market value of the Fund's assets no longer covered by
the Wrap Agreement is below Book Value. The combination of
the default of a Wrap Provider and an inability to obtain a
replacement agreement could render the Fund unable to
achieve its investment objective of seeking to maintain a
stable value per Share.

      The Fund may not be able to maintain a consistent net
asset value should it be determined that it is not
appropriate to value Wrap Agreements as the difference
between the Book Value and the market value of the Covered
Assets. See "About Your Account - Securities Valuation" for
more information.

      With respect to payments made under the Wrap
Agreements between the Fund and the Wrap Provider, some
Wrap Agreements, as noted in the Fund's prospectus, provide
that payments may be due upon disposition of the Covered
Assets or upon termination of the Wrap Agreement. In none
of these cases, however, would the terms of the Wrap
Agreements specify which Covered Assets are to be disposed
of or liquidated. Moreover, because it is anticipated that
each Wrap Agreement will cover all Covered Assets up to a
specified dollar amount, if more than one Wrap Provider
becomes obligated to pay to the Fund the difference between
Book Value and market value, each Wrap Provider will pay a
pro-rata amount in proportion to the maximum dollar amount
of coverage provided. Thus, the Fund will not have the
option of choosing which Wrap Agreement to draw upon in any
such payment situation. In the event of termination of a
Wrap Agreement or conversion of an evergreen Wrap Agreement
to a fixed maturity, some Wrap Agreements may require that
the duration of some portion of the Fund's portfolio
securities be reduced to correspond to the fixed maturity
or termination date. That may adversely effect the yield of
the Fund.

      The Wrap Agreements typically provide that either the
Wrap Provider or the Fund may terminate the Wrap Agreement
upon specified notice to the other party. If a Wrap
Agreement is terminated the Fund intends to purchase a new
Wrap Agreement from another financial institution on terms
substantially similar to those of the terminated Wrap
Agreement. However, there may be certain circumstances in
which substitute Wrap Agreements are unavailable or are
available only on terms the Fund considers disadvantageous.

      In such circumstances, the Wrap Agreements permit the
Fund to convert the terminating Wrap Agreement into a
maturing Wrap Agreement. The maturity period for a
terminating Wrap Agreement will approximate the investment
duration of the Fund at that time. During that maturity
period the terminating Wrap Agreement will apply to a
distinct investment portfolio within the Fund. That
distinct portfolio will be managed to a declining
investment duration, as required by the Wrap Agreement. The
terminating Wrap Provider will continue to be responsible
for paying its proportionate share of any payments required
to satisfy redemption requests. The terminating Wrap
Agreement will have a distinct Crediting Rate, reflecting
its distinct investment portfolio. The Fund's overall
Crediting Rate will reflect a blending of the Crediting
Rate on the terminating Wrap Agreement and the Crediting
Rate on the remaining Wrap Agreements.

Other Securities the Fund May Purchase. From time to time,
when the Manager determines that it would be advantageous
to the Fund, the Fund may invest in any of the securities
described below either exclusively or in addition to its
investment in the underlying funds. The Wrap Agreements the
Fund purchases may contain certain investment restrictions
which limit the Fund's ability to invest in some or all of
the following:

|X|   High-Yield, Lower-Grade Debt Securities of U.S.
Issuers. The Fund can purchase a variety of lower-grade,
high-yield debt securities of U.S. issuers, including
bonds, debentures, notes, preferred stocks, loan
participation interests, structured notes, asset-backed
securities, among others, to seek high current income.
These securities are sometimes called "junk bonds." The
Fund has no requirements as to the maturity of the debt
securities it can buy, or as to the market capitalization
range of the issuers of those securities. The Fund will not
invest more than 10% of its net assets in high yield,
lower-grade debt securities.

      Lower-grade debt securities are those rated below
"Baa" by Moody's or lower than "BBB" by S&P or Fitch, Inc.
or similar ratings by other nationally-recognized rating
organizations. The Fund can invest in securities rated as
low as "C" or "D" or which are in default at the time the
Fund buys them. While securities rated "Baa" by Moody's or
"BBB" by S&P or Fitch, Inc. are considered "investment
grade," they have some speculative characteristics.

      The Manager does not rely solely on ratings issued by
rating organizations when selecting investments for the
Fund. The Fund can buy unrated securities that offer high
current income. The Manager may assign a rating to an
unrated security that is equivalent to the rating of a
rated security that the Manager believes offers comparable
yields and risks.

      While investment-grade securities are subject to
risks of non-payment of interest and principal, generally,
higher yielding lower-grade bonds, whether rated or
unrated, have greater risks than investment-grade
securities. They may be subject to greater market
fluctuations and risk of loss of income and principal than
investment-grade securities. There may be less of a market
for them and therefore they may be harder to sell at an
acceptable price. There is a relatively greater possibility
that the issuer's earnings may be insufficient to make the
payments of interest and principal due on the bonds. These
risks mean that the Fund may not achieve the expected
income from lower-grade securities.

|X|   Foreign Debt Securities. The Fund can buy a variety
of debt securities issued by foreign governments and
companies, as well as "supra-national" entities, such as
the World Bank. They can include bonds, debentures, and
notes, including derivative investments called "structured"
notes, described below. The Fund will not invest 25% or
more of its total assets in debt securities of any one
foreign government or in debt securities of companies in
any one industry. The Fund has no requirements as to the
maturity range of the foreign debt securities it can buy,
or as to the market capitalization range of the issuers of
those securities.

      The Fund's foreign debt investments can be
denominated in U.S. dollars or in foreign currencies. The
Fund will buy foreign currency only in connection with the
purchase and sale of foreign securities and not for
speculation.

      The Fund can buy "Brady Bonds," which are U.S.-dollar
denominated debt securities collateralized by zero-coupon
U.S. Treasury securities. They are typically issued by
emerging markets countries and are considered speculative
securities with higher risks of default.

      The debt obligations of foreign governments and
entities may or may not be supported by the full faith and
credit of the foreign government. The Fund may buy
securities issued by certain "supra-national" entities,
which include entities designated or supported by
governments to promote economic reconstruction or
development, international banking organizations and
related government agencies. Examples are the International
Bank for Reconstruction and Development (commonly called
the "World Bank"), the Asian Development bank and the
Inter-American Development Bank.

      The governmental members of these supra-national
entities are "stockholders" that typically make capital
contributions and may be committed to make additional
capital contributions if the entity is unable to repay its
borrowings. A supra-national entity's lending activities
may be limited to a percentage of its total capital,
reserves and net income. There can be no assurance that the
constituent foreign governments will continue to be able or
willing to honor their capitalization commitments for those
entities.

      The Fund can invest in U.S. dollar-denominated "Brady
Bonds." These foreign debt obligations may be fixed-rate
par bonds or floating-rate discount bonds. They are
generally collateralized in full as to repayment of
principal at maturity by U.S. Treasury zero-coupon
obligations that have the same maturity as the Brady Bonds.
Brady Bonds can be viewed as having three or four valuation
components: (i) the collateralized repayment of principal
at final maturity; (ii) the collateralized interest
payments; (iii) the uncollateralized interest payments; and
(iv) any uncollateralized repayment of principal at
maturity. Those uncollateralized amounts constitute what is
called the "residual risk."

      If there is a default on collateralized Brady Bonds
resulting in acceleration of the payment obligations of the
issuer, the zero-coupon U.S. Treasury securities held as
collateral for the payment of principal will not be
distributed to investors, nor will those obligations be
sold to distribute the proceeds. The collateral will be
held by the collateral agent to the scheduled maturity of
the defaulted Brady Bonds. The defaulted bonds will
continue to remain outstanding, and the face amount of the
collateral will equal the principal payments which would
have then been due on the Brady Bonds in the normal course.
Because of the residual risk of Brady Bonds and the history
of defaults with respect to commercial bank loans by public
and private entities of countries issuing Brady Bonds,
Brady Bonds are considered speculative investments.

      |_| Risks of Foreign Investing. Investments in
foreign securities may offer special opportunities for
investing but also present special additional risks and
considerations not typically associated with investments in
domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to
         changes in currency rates or currency control
         regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial
         reporting standards in foreign countries
         comparable to those applicable to domestic
         issuers;
o     less volume on foreign exchanges than on U.S.
         exchanges;
o     greater volatility and less liquidity on foreign
         markets than in the U.S.;
o     less governmental regulation of foreign issuers,
         stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio
         transactions or loss of certificates for portfolio
         securities;
o     possibilities in some countries of expropriation,
         confiscatory taxation, political, financial or
         social instability or adverse diplomatic
         developments; and
o     unfavorable differences between the U.S. economy and
         foreign economies.

      In the past, U.S. government policies have
discouraged certain investments abroad by U.S. investors,
through taxation or other restrictions, and it is possible
that such restrictions could be re-imposed.

      |_| Special Risks of Emerging Markets. Emerging and
developing markets abroad may also offer special
opportunities for investing but have greater risks than
more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan. There may be even
less liquidity in their securities markets, and settlements
of purchases and sales of securities may be subject to
additional delays. They are subject to greater risks of
limitations on the repatriation of income and profits
because of currency restrictions imposed by local
governments. Those countries may also be subject to the
risk of greater political and economic instability, which
can greatly affect the volatility of prices of securities
in those countries. The Manager will consider these factors
when evaluating securities in these markets, because the
selection of those securities must be consistent with the
Fund's investment objective.

      |X| Mortgage-Related Securities. Mortgage-related
securities are a form of derivative investment
collateralized by pools of commercial or residential
mortgages. Pools of mortgage loans are assembled as
securities for sale to investors by government agencies or
entities or by private issuers. These securities include
collateralized mortgage obligations ("CMOs"), mortgage
pass-through securities, stripped mortgage pass-through
securities, interests in real estate mortgage investment
conduits ("REMICs") and other real-estate related
securities.

      Mortgage-related securities that are issued or
guaranteed by agencies or instrumentalities of the U.S.
government have relatively little credit risk (depending on
the nature of the issuer) but are subject to interest rate
risks and prepayment risks, as described in the Prospectus.
Mortgage-related securities issued by private issuers have
greater credit risks.

      As with other debt securities, the prices of
mortgage-related securities tend to move inversely to
changes in interest rates. The Fund can buy
mortgage-related securities that have interest rates that
move inversely to changes in general interest rates, based
on a multiple of a specific index. Although the value of a
mortgage-related security may decline when interest rates
rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are
more likely to be prepaid. Therefore, a mortgage-related
security's maturity can be shortened by unscheduled
prepayments on the underlying mortgages. Therefore, it is
not possible to predict accurately the security's yield.
The principal that is returned earlier than expected may
have to be reinvested in other investments having a lower
yield than the prepaid security. Therefore, these
securities may be less effective as a means of "locking in"
attractive long-term interest rates, and they may have less
potential for appreciation during periods of declining
interest rates, than conventional bonds with comparable
stated maturities.

      Prepayment risks can lead to substantial fluctuations
in the value of a mortgage-related security. In turn, this
can affect the value of the Fund's shares. If a
mortgage-related security has been purchased at a premium,
all or part of the premium the Fund paid may be lost if
there is a decline in the market value of the security,
whether that results from interest rate changes or
prepayments on the underlying mortgages. In the case of
stripped mortgage-related securities, if they experience
greater rates of prepayment than were anticipated, the Fund
may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates,
prepayments of mortgage-related securities may occur at
slower than expected rates. Slower prepayments effectively
may lengthen a mortgage-related security's expected
maturity. Generally, that would cause the value of the
security to fluctuate more widely in responses to changes
in interest rates. If the prepayments on the Fund's
mortgage-related securities were to decrease broadly, the
Fund's effective duration, and therefore its sensitivity to
interest rate changes, would increase.

      As with other debt securities, the values of
mortgage-related securities may be affected by changes in
the market's perception of the creditworthiness of the
entity issuing the securities or guaranteeing them. Their
values may also be affected by changes in government
regulations and tax policies.

            |_| Collateralized Mortgage Obligations. CMOs
are multi-class bonds that are backed by pools of mortgage
loans or mortgage pass-through certificates. They may be
collateralized by:
(1)   pass-through certificates issued or guaranteed by
               Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal
               Housing Administration or guaranteed by the
               Department of Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is
issued at a specific coupon rate and has a stated maturity
or final distribution date. Principal prepayments on the
underlying mortgages may cause the CMO to be retired much
earlier than the stated maturity or final distribution
date. The principal and interest on the underlying
mortgages may be allocated among the several classes of a
series of a CMO in different ways. One or more tranches may
have coupon rates that reset periodically at a specified
increase over an index. These are floating rate CMOs, and
typically have a cap on the coupon rate. Inverse floating
rate CMOs have a coupon rate that moves in the reverse
direction to an applicable index. The coupon rate on these
CMOs will increase as general interest rates decrease.
These are usually much more volatile than fixed rate CMOs
or floating rate CMOs.

      |X| Forward Rolls. The Fund can enter into "forward
roll" transactions with respect to mortgage-related
securities. In this type of transaction, the Fund sells a
mortgage-related security to a buyer and simultaneously
agrees to repurchase a similar security (the same type of
security, and having the same coupon and maturity) at a
later date at a set price. The securities that are
repurchased will have the same interest rate as the
securities that are sold, but typically will be
collateralized by different pools of mortgages (with
different prepayment histories) than the securities that
have been sold. Proceeds from the sale are invested in
short-term instruments, such as repurchase agreements. The
income from those investments, plus the fees from the
forward roll transaction, are expected to generate income
to the Fund in excess of the yield on the securities that
have been sold.

      The Fund will only enter into "covered" rolls. To
assure its future payment of the purchase price, the Fund
will identify on its books liquid assets in an amount equal
to the payment obligation under the roll.

      These transactions have risks. During the period
between the sale and the repurchase, the Fund will not be
entitled to receive interest and principal payments on the
securities that have been sold. It is possible that the
market value of the securities the Fund sells may decline
below the price at which the Fund is obligated to
repurchase securities.

      |X| U.S. Government Securities. These are securities
issued or guaranteed by the U.S. Treasury or other
government agencies or federally-chartered corporate
entities referred to as "instrumentalities." The
obligations of U.S. government agencies or
instrumentalities in which the Fund may invest may or may
not be guaranteed or supported by the "full faith and
credit" of the United States. "Full faith and credit" means
generally that the taxing power of the U.S. government is
pledged to the payment of interest and repayment of
principal on a security. If a security is not backed by the
full faith and credit of the United States, the owner of
the security must look principally to the agency issuing
the obligation for repayment. The owner might not be able
to assert a claim against the United States if the issuing
agency or instrumentality does not meet its commitment. The
Fund will invest in securities of U.S. government agencies
and instrumentalities only if the Manager is satisfied that
the credit risk with respect to the agency or
instrumentality is minimal.

            |_|   U.S. Treasury Obligations. These include
Treasury bills (maturities of one year or less when
issued), Treasury notes (maturities of from one to 10
years), and Treasury bonds (maturities of more than 10
years). Treasury securities are backed by the full faith
and credit of the United States as to timely payments of
interest and repayments of principal. They also can include
U. S. Treasury securities that have been "stripped" by a
Federal Reserve Bank, zero-coupon U.S. Treasury securities
described below, and Treasury Inflation-Protection
Securities ("TIPS").

            |_|   Treasury Inflation-Protection Securities.
The Fund can buy these U.S. Treasury securities, called
"TIPS," that are designed to provide an investment vehicle
that is not vulnerable to inflation. The interest rate paid
by TIPS is fixed. The principal value rises or falls
semi-annually based on changes in the published Consumer
Price Index. If inflation occurs, the principal and
interest payments on TIPS are adjusted to protect investors
from inflationary loss. If deflation occurs, the principal
and interest payments will be adjusted downward, although
the principal will not fall below its face amount at
maturity.

            |_|   Obligations Issued or Guaranteed by U.S.
Government Agencies or Instrumentalities. These include
direct obligations and mortgage-related securities that
have different levels of credit support from the
government. Some are supported by the full faith and credit
of the U.S. government, such as Government National
Mortgage Association pass-through mortgage certificates
(called "Ginnie Maes"). Some are supported by the right of
the issuer to borrow from the U.S. Treasury under certain
circumstances, such as Federal National Mortgage
Association bonds ("Fannie Maes"). Others are supported
only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation obligations
("Freddie Macs").

            |_|   U.S. Government Mortgage-Related
Securities. The Fund can invest in a variety of
mortgage-related securities that are issued by U.S.
government agencies or instrumentalities, some of which are
described below.

            |_|   GNMA Certificates. The Government
National Mortgage Association ("GNMA") is a wholly-owned
corporate instrumentality of the United States within the
U.S. Department of Housing and Urban Development. GNMA's
principal programs involve its guarantees of
privately-issued securities backed by pools of mortgages.
Ginnie Maes are debt securities representing an interest in
one or a pool of mortgages that are insured by the Federal
Housing Administration or the Farmers Home Administration
or guaranteed by the Veterans Administration.

      The Ginnie Maes in which the Fund invests are of the
"fully modified pass-through" type. They provide that the
registered holders of the Ginnie Maes will receive timely
monthly payments of the pro-rata share of the scheduled
principal payments on the underlying mortgages, whether or
not those amounts are collected by the issuers. Amounts
paid include, on a pro rata basis, any prepayment of
principal of such mortgages and interest (net of servicing
and other charges) on the aggregate unpaid principal
balance of the Ginnie Maes, whether or not the interest on
the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed
as to timely payment of principal and interest by GNMA. In
giving that guaranty, GNMA expects that payments received
by the issuers of Ginnie Maes on account of the mortgages
backing the Ginnie Maes will be sufficient to make the
required payments of principal of and interest on those
Ginnie Maes. However if those payments are insufficient,
the guaranty agreements between the issuers of the Ginnie
Maes and GNMA require the issuers to make advances
sufficient for the payments. If the issuers fail to make
those payments, GNMA will do so.

      Under federal law, the full faith and credit of the
United States is pledged to the payment of all amounts that
may be required to be paid under any guaranty issued by
GNMA as to such mortgage pools. An opinion of an Assistant
Attorney General of the United States, dated December 9,
1969, states that such guaranties "constitute general
obligations of the United States backed by its full faith
and credit." GNMA is empowered to borrow from the United
States Treasury to the extent necessary to make any
payments of principal and interest required under those
guaranties.

      Ginnie Maes are backed by the aggregate indebtedness
secured by the underlying FHA-insured, FMHA-insured or
VA-guaranteed mortgages. Except to the extent of payments
received by the issuers on account of such mortgages,
Ginnie Maes do not constitute a liability of those issuers,
nor do they evidence any recourse against those issuers.
Recourse is solely against GNMA. Holders of Ginnie Maes
(such as the Fund) have no security interest in or lien on
the underlying mortgages.

      Monthly payments of principal will be made, and
additional prepayments of principal may be made, to the
Fund with respect to the mortgages underlying the Ginnie
Maes owned by the Fund. All of the mortgages in the pools
relating to the Ginnie Maes in the Fund are subject to
prepayment without any significant premium or penalty, at
the option of the mortgagors. While the mortgages on
one-to-four-family dwellings underlying certain Ginnie Maes
have a stated maturity of up to 30 years, it has been the
experience of the mortgage industry that the average life
of comparable mortgages, as a result of prepayments,
refinancing and payments from foreclosures, is considerably
less.

            |_| Federal Home Loan Mortgage Corporation
Certificates ("FHLMC"). FHLMC, a corporate instrumentality
of the United States, issues FHLMC Certificates
representing interests in mortgage loans. FHLMC guarantees
to each registered holder of a FHLMC Certificate timely
payment of the amounts representing a holder's
proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments and
(iii) the ultimate collection of amounts representing the
               holder's proportionate interest in principal
               payments on the mortgage loans in the pool
               represented by the FHLMC Certificate, in
               each case whether or not such amounts are
               actually received.

      The obligations of FHLMC under its guarantees are
obligations solely of FHLMC and are not backed by the full
faith and credit of the United States.

            |_| Federal National Mortgage Association
(Fannie Mae) Certificates. Fannie Mae, a
federally-chartered and privately-owned corporation, issues
Fannie Mae Certificates which are backed by a pool of
mortgage loans. Fannie Mae guarantees to each registered
holder of a Fannie Mae Certificate that the holder will
receive amounts representing the holder's proportionate
interest in scheduled principal and interest payments, and
any principal prepayments, on the mortgage loans in the
pool represented by such Certificate, less servicing and
guarantee fees, and the holder's proportionate interest in
the full principal amount of any foreclosed or other
liquidated mortgage loan. In each case the guarantee
applies whether or not those amounts are actually received.
The obligations of Fannie Mae under its guarantees are
obligations solely of Fannie Mae and are not backed by the
full faith and credit of the United States or any of its
agencies or instrumentalities other than Fannie Mae.

            |_| Zero-Coupon U.S. Government Securities. The
Fund may buy zero-coupon U.S. government securities. These
will typically be U.S. Treasury Notes and Bonds that have
been stripped of their unmatured interest coupons, the
coupons themselves, or certificates representing interests
in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest
payments and are sold at a deep discount from their face
value at maturity. The buyer recognizes a rate of return
determined by the gradual appreciation of the security,
which is redeemed at face value on a specified maturity
date. This discount depends on the time remaining until
maturity, as well as prevailing interest rates, the
liquidity of the security and the credit quality of the
issuer. The discount typically decreases as the maturity
date approaches.

      Because zero-coupon securities pay no interest and
compound semi-annually at the rate fixed at the time of
their issuance, their value is generally more volatile than
the value of other debt securities that pay interest. Their
value may fall more dramatically than the value of
interest-bearing securities when interest rates rise. When
prevailing interest rates fall, zero-coupon securities tend
to rise more rapidly in value because they have a fixed
rate of return.

      The Fund's investment in zero-coupon securities may
cause the Fund to recognize income and make distributions
to shareholders before it receives any cash payments on the
zero-coupon investment. To generate cash to satisfy those
distribution requirements, the Fund may have to sell
portfolio securities that it otherwise might have continued
to hold or to use cash flows from other sources such as the
sale of Fund shares.

      |X| Portfolio Turnover. "Portfolio turnover"
describes the rate at which the Fund trades its portfolio
securities during its fiscal year. For example, if a fund
sold all of its securities during the year, its portfolio
turnover rate would have been 100%. The Fund's portfolio
turnover rate will fluctuate from year to year, but it is
not expected that the Fund's portfolio turnover rate will
exceed 100%.

      Increased turnover of the non-mutual fund securities
the Fund may purchase can result in higher brokerage and
transaction costs for the Fund, which may reduce its
overall performance. The Fund incurs no brokerage and
transaction costs when it buys and sells shares of the
underlying funds. Additionally, the realization of capital
gains from selling portfolio securities may result in
distributions of long-term capital gains to shareholders,
since the Fund will normally distribute all of its capital
gains realized each year, to avoid excise taxes under the
Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its
objective, the Fund may from time to time use the types of
investment strategies and investments described below. It
is not required to use all of these strategies at all times
and at times may not use them.

      |X| Other Zero-Coupon Securities. The Fund may buy
zero-coupon and delayed interest securities, and "stripped"
securities of corporations and of foreign government
issuers. These are similar in structure to zero-coupon and
"stripped" U.S. government securities, but in the case of
foreign government securities may or may not be backed by
the "full faith and credit" of the issuing foreign
government. Zero-coupon securities issued by foreign
governments and by corporations will be subject to greater
credit risks than U.S. government zero-coupon securities.

      |X| "Stripped" Mortgage-Related Securities. The Fund
can invest in stripped mortgage-related securities that are
created by segregating the cash flows from underlying
mortgage loans or mortgage securities to create two or more
new securities. Each has a specified percentage of the
underlying security's principal or interest payments. These
are a form of derivative investment.

      Mortgage securities may be partially stripped so that
each class receives some interest and some principal.
However, they may be completely stripped. In that case all
of the interest is distributed to holders of one type of
security, known as an "interest-only" security, or "I/O,"
and all of the principal is distributed to holders of
another type of security, known as a "principal-only"
security or "P/O." Strips can be created for pass-through
certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very
sensitive to principal repayments (including prepayments)
on the underlying mortgages. If the underlying mortgages
experience greater than anticipated prepayments of
principal, the Fund might not fully recoup its investment
in an I/O based on those assets. If underlying mortgages
experience less than anticipated prepayments of principal,
the yield on the P/Os based on them could decline
substantially. The market for some of these securities may
be limited, making it difficult for the Fund to dispense of
its holdings at an acceptable price.

      |X| Preferred Stocks. Preferred stock, unlike common
stock, has a stated dividend rate payable from the
corporation's earnings. Preferred stock dividends may be
cumulative or non-cumulative, participating, or auction
rate. "Cumulative" dividend provisions require all or a
portion of prior unpaid dividends to be paid. Preferred
stock may be "participating" stock, which means that it may
be entitled to a dividend exceeding the stated dividend in
certain cases.

      If interest rates rise, the fixed dividend on
preferred stocks may be less attractive, causing the price
of preferred stocks to decline. Preferred stock may have
mandatory sinking fund provisions, as well as
call/redemption provisions prior to maturity, which can be
a negative feature when interest rates decline. Preferred
stock also generally has a preference over common stock on
the distribution of a corporation's assets in the event of
liquidation of the corporation. The rights of preferred
stock on distribution of a corporation's assets in the
event of a liquidation are generally subordinate to the
rights associated with a corporation's debt securities.

      |X|   Floating Rate and Variable Rate Obligations.
Some securities the Fund can purchase have variable or
floating interest rates. Variable rates are adjusted at
stated periodic intervals. Variable rate obligations can
have a demand feature that allows the Fund to tender the
obligation to the issuer or a third party prior to its
maturity. The tender may be at par value plus accrued
interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is
adjusted automatically according to a stated prevailing
market rate, such as a bank's prime rate, the 91 day U.S.
Treasury Bill rate, or some other standard. The
instrument's rate is adjusted automatically each time the
base rate is adjusted. The interest rate on a variable rate
note is also based on a stated prevailing market rate but
is adjusted automatically at specified intervals of not
less than one year. Generally, the changes in the interest
rate on such securities reduce the fluctuation in their
market value. As interest rates decrease or increase, the
potential for capital appreciation or depreciation is less
than that for fixed-rate obligations of the same maturity.
The Manager may determine that an unrated floating rate or
variable rate demand obligation meets the Fund's quality
standards by reason of being backed by a letter of credit
or guarantee issued by a bank that meets those quality
standards.

      Floating rate and variable rate demand notes that
have a stated maturity in excess of one year may have
features that permit the holder to recover the principal
amount of the underlying security at specified intervals
not exceeding one year and upon no more than 30 days'
notice. The issuer of that type of note normally has a
corresponding right in its discretion, after a given
period, to prepay the outstanding principal amount of the
note plus accrued interest. Generally the issuer must
provide a specified number of days' notice to the holder.

      |X| "When-Issued" and "Delayed-Delivery"
Transactions. The Fund may invest in securities on a
"when-issued" basis and may purchase or sell securities on a
"delayed-delivery" (or "forward-commitment") basis.
When-issued and delayed-delivery are terms that refer to
securities whose terms and indenture are available and for
which a market exists, but which are not available for
immediate delivery.

      When such transactions are negotiated, the price
(which is generally expressed in yield terms) is fixed at
the time the commitment is made. Delivery and payment for
the securities take place at a later date. The securities
are subject to change in value from market fluctuations
during the period until settlement. The value at delivery
may be less than the purchase price. For example, changes
in interest rates in a direction other than that expected
by the Manager before settlement will affect the value of
such securities and may cause a loss to the Fund. During
the period between purchase and settlement, no payment is
made by the Fund to the issuer and no interest accrues to
the Fund from the investment. No income begins to accrue to
the Fund on a when-issued security until the Fund receives
the security at settlement of the trade.

      The Fund will engage in when-issued transactions to
secure what the Manager considers to be an advantageous
price and yield at the time of entering into the
obligation. When the Fund enters into a when-issued or
delayed-delivery transaction, it relies on the other party
to complete the transaction. Its failure to do so may cause
the Fund to lose the opportunity to obtain the security at
a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and
delayed-delivery transactions, it does so for the purpose
of acquiring or selling securities consistent with its
investment objective and policies or for delivery pursuant
to options contracts it has entered into, and not for the
purpose of investment leverage. Although the Fund will
enter into delayed-delivery or when-issued purchase
transactions to acquire securities, it may dispose of a
commitment prior to settlement. If the Fund chooses to
dispose of the right to acquire a when-issued security
prior to its acquisition or to dispose of its right to
delivery or receive against a forward commitment, it may
incur a gain or loss.

      At the time the Fund makes the commitment to purchase
or sell a security on a when-issued or delayed-delivery
basis, it records the transaction on its books and reflects
the value of the security purchased in determining the
Fund's net asset value. In a sale transaction, it records
the proceeds to be received. The Fund will identify on its
books liquid assets at least equal in value to the value of
the Fund's purchase commitments until the Fund pays for the
investment.

      When-issued and delayed-delivery transactions can be
used by the Fund as a defensive technique to hedge against
anticipated changes in interest rates and prices. For
instance, in periods of rising interest rates and falling
prices, the Fund might sell securities in its portfolio on
a forward commitment basis to attempt to limit its exposure
to anticipated falling prices. In periods of falling
interest rates and rising prices, the Fund might sell
portfolio securities and purchase the same or similar
securities on a when-issued or delayed-delivery basis to
obtain the benefit of currently higher cash yields.

      |X| Participation Interests. The Fund may invest in
participation interests, subject to the Fund's limitation
on investments in illiquid investments. A participation
interest is an undivided interest in a loan made by the
issuing financial institution in the proportion that the
buyers participation interest bears to the total principal
amount of the loan. No more than 5% of the Fund's net
assets can be invested in participation interests of the
same borrower. The issuing financial institution may have
no obligation to the Fund other than to pay the Fund the
proportionate amount of the principal and interest payments
it receives.

      Participation interests are primarily dependent upon
the creditworthiness of the borrowing corporation, which is
obligated to make payments of principal and interest on the
loan. There is a risk that a borrower may have difficulty
making payments. If a borrower fails to pay scheduled
interest or principal payments, the Fund could experience a
reduction in its income. The value of that participation
interest might also decline, which could affect the net
asset value of the Fund's shares in the absence of the Wrap
Agreements. If the issuing financial institution fails to
perform its obligations under the participation agreement,
the Fund might incur costs and delays in realizing payment
and suffer a loss of principal and/or interest.

      |X| Repurchase Agreements. The Fund can acquire
securities subject to repurchase agreements. It might do so
for liquidity purposes to meet anticipated redemptions of
Fund shares, or pending the investment of the proceeds from
sales of Fund shares, or pending the settlement of
portfolio securities transactions, or for temporary
defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security
from, and simultaneously resells it to, an approved vendor
for delivery on an agreed-upon future date. The resale
price exceeds the purchase price by an amount that reflects
an agreed-upon interest rate effective for the period
during which the repurchase agreement is in effect.
Approved vendors include U.S. commercial banks, U.S.
branches of foreign banks, or broker-dealers that have been
designated as primary dealers in government securities.
They must meet credit requirements set by the Manager from
time to time.

      The majority of these transactions run from day to
day, and delivery pursuant to the resale typically occurs
within one to five days of the purchase. Repurchase
agreements having a maturity beyond seven days are subject
to the Fund's limits on holding illiquid investments. The
Fund will not enter into a repurchase agreement that causes
more than 10% of its net assets to be subject to repurchase
agreements having a maturity beyond seven days. There is no
limit on the amount of the Fund's net assets that may be
subject to repurchase agreements having maturities of seven
days or less.

      Repurchase agreements, considered "loans" under the
Investment Company Act, are collateralized by the
underlying security. The Fund's repurchase agreements
require that at all times while the repurchase agreement is
in effect, the value of the collateral must equal or exceed
the repurchase price to fully collateralize the repayment
obligation. However, if the vendor fails to pay the resale
price on the delivery date, the Fund may incur costs in
disposing of the collateral and may experience losses if
there is any delay in its ability to do so. The Manager
will monitor the vendor's creditworthiness requirements to
confirm that the vendor is financially sound and will
continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission (the "SEC"), the Fund,
along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or
more joint repurchase accounts. These balances are invested
in one or more repurchase agreements, secured by U.S.
government securities. Securities that are pledged as
collateral for repurchase agreements are held by a
custodian bank until the agreements mature. Each joint
repurchase arrangement requires that the market value of
the collateral be sufficient to cover payments of interest
and principal; however, in the event of default by the
other party to the agreement, retention or sale of the
collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted Securities. Under the
policies and procedures established by the Fund's Board of
Trustees, the Manager determines the liquidity of certain
of the Fund's investments. Investments may be illiquid
because of the absence of an active trading market, making
it difficult to value them or dispose of them promptly at
an acceptable price. A Wrap Agreement is considered to be
an illiquid security. To enable the Fund to sell its
holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those
securities to be registered. The expenses of registering
restricted securities may be negotiated by the Fund with
the issuer at the time the Fund buys the securities. When
the Fund must arrange registration because the Fund wishes
to sell the security, a considerable period may elapse
between the time the decision is made to sell the security
and the time the security is registered so that the Fund
could sell it. The Fund would bear the risks of any
downward price fluctuation during that period.

      The Fund may also acquire restricted securities
through private placements. Those securities have
contractual restrictions on their public resale. Those
restrictions might limit the Fund's ability to dispose of
the securities and might lower the amount the Fund could
realize upon the sale. A restricted security is one that
has a contractual restriction on its resale or which cannot
be sold publicly until it is registered under applicable
securities laws. The Fund will not invest more than 15% of
its net assets in illiquid or restricted securities. The
restriction applies on an ongoing basis. That percentage
restriction does not limit purchases of restricted
securities that are eligible for sale to qualified
institutional purchasers under Rule 144A of the Securities
Act of 1933, if those securities have been determined to be
liquid by the Manager under Board-approved guidelines.
Those guidelines take into account the trading activity for
such securities and the availability of reliable pricing
information, among other factors. If there is a lack of
trading interest in a particular Rule 144A security, the
Fund's holdings of that security may be considered to be
illiquid.

      Illiquid securities include repurchase agreements
maturing in more than seven days and participation
interests that do not have puts exercisable within seven
days.

      |X| Loans of Portfolio Securities. To raise cash for
liquidity or income purposes, the Fund can lend its
portfolio securities to brokers, dealers and other types of
financial institutions approved by the Fund's Board of
Trustees. These loans are limited to not more than 25% of
the value of the Fund's total assets. The Fund currently
does not intend to lend securities, but if it does so, such
loans will not likely exceed 5% of the Fund's total assets.

      There are some risks in connection with securities
lending. The Fund might experience a delay in receiving
additional collateral to secure a loan, or a delay in
recovery of the loaned securities if the borrower defaults.
The Fund must receive collateral for a loan. Under current
applicable regulatory requirements (which are subject to
change), on each business day the loan collateral must be
at least equal to the value of the loaned securities. It
must consist of cash, bank letters of credit, securities of
the U.S. government or its agencies or instrumentalities,
or other cash equivalents in which the Fund is permitted to
invest. To be acceptable as collateral, letters of credit
must obligate a bank to pay amounts demanded by the Fund if
the demand meets the terms of the letter. The terms of the
letter of credit and the issuing bank both must be
satisfactory to the Fund.

      When it lends securities, the Fund receives amounts
equal to the dividends or interest on loaned securities. It
also receives one or more of (a) negotiated loan fees, (b)
interest on securities used as collateral, and (c) interest
on any short-term debt securities purchased with such loan
collateral. Either type of interest may be shared with the
borrower. The Fund may also pay reasonable finders',
custodian and administrative fees in connection with these
loans. The terms of the Fund's loans must meet applicable
tests under the Internal Revenue Code and must permit the
Fund to reacquire loaned securities on five days' notice or
in time to vote on any important matter.

      |X| Borrowing for Leverage. The Fund has the ability
to borrow from banks on an unsecured basis to invest the
borrowed funds in portfolio securities. This speculative
technique is known as "leverage." The Fund may borrow only
from banks for investment purposes. Currently, under the
Investment Company Act, absent exemptive relief, a mutual
fund may borrow only from banks and the maximum amount it
may borrow is up to one-third of its total assets
(including the amount borrowed) less all liabilities and
indebtedness other than borrowing. If the value of the
Fund's assets fails to meet this 300% asset coverage
requirement, the Fund will reduce its bank debt within
three days to meet the requirement. To do so, the Fund
might have to sell a portion of its investments at a
disadvantageous time.

      The Fund will pay interest on these loans, and that
interest expense will raise the overall expenses of the
Fund and reduce its returns. If it does borrow, its
expenses will be greater than comparable funds that do not
borrow for leverage. Additionally, the Fund's net asset
value per share might fluctuate more than that of funds
that do not borrow. Currently, the Fund does not
contemplate using this technique in the next year but if it
does so, it will not likely be to a substantial degree.

      |X| Interfund Borrowing and Lending Arrangements.
Consistent with its fundamental policies and pursuant to an
exemptive order issued by the SEC, the Fund may engage in
borrowing and lending activities with other funds in the
OppenheimerFunds complex. Borrowing money from affiliated
funds may afford the Fund the flexibility to use the most
cost-effective alternative to satisfy its borrowing
requirements. Lending money to an affiliated fund may allow
the Fund to obtain a higher rate of return than it could
from interest rates on alternative short-term investments.
Implementation of interfund lending will be accomplished
consistent with applicable regulatory requirements,
including the provisions of the SEC order.

         o Interfund Borrowing. The Fund will not borrow
from affiliated funds unless the terms of the borrowing
arrangement are at least as favorable as the terms the Fund
could otherwise negotiate with a third party. To assure
that the Fund will not be disadvantaged by borrowing from
an affiliated fund, certain safeguards may be implemented.
Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds
             unless the interest rate is more favorable
             than available bank loan rates;
o     the Fund's borrowing from affiliated funds must be
             consistent with its investment objective and
             investment policies;
o     the loan rates will be the average of the overnight
             repurchase agreement rate available through
             the OppenheimerFunds joint repurchase
             agreement account and a pre-established
             formula based on quotations from independent
             banks to approximate the lowest interest rate
             at which bank loans would be available to the
             Fund;
o     if the Fund has outstanding borrowings from all
             sources greater than 10% of its total assets,
             then the Fund must secure each additional
             outstanding interfund loan by segregating
             liquid assets of the Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in
             excess of 125% of its total redemptions for
             the preceding seven days;
o     each interfund loan may be repaid on any day by the
             Fund; and
o     the Trustees will be provided with a report of all
             interfund loans and the Trustees will monitor
             all such borrowings to ensure that the Fund's
             participation is appropriate.

      There is a risk that a borrowing fund could have a
loan called on one day's notice. In that circumstance, the
Fund might have to borrow from a bank at a higher interest
cost if money to lend were not available from another
Oppenheimer fund.

         o Interfund Lending. To assure that the Fund will
not be disadvantaged by making loans to affiliated funds,
certain safeguards will be implemented. Examples of these
safeguards include the following:
o     the Fund will not lend money to affiliated funds
             unless the interest rate on such loan is
             determined to be reasonable under the
             circumstances;
o     the Fund may not make interfund loans in excess of
             15% of its net assets;
o     an interfund loan to any one affiliated fund shall
             not exceed 5% of the Fund's net assets;
o     an interfund loan may not be outstanding for more
             than seven days;
o     each interfund loan may be called on one business
             day's notice; and
o     the Manager will provide the Trustees reports on all
             interfund loans demonstrating that the Fund's
             participation is appropriate and that the loan
             is consistent with its investment objectives
             and policies.

      When  the  Fund  lends  assets  to  another  affiliated
fund,  the Fund is  subject  to the risk  that the  borrowing fund fails to repay the loan.

      |X| Asset-Backed Securities. Asset-backed securities
are fractional interests in pools of assets, typically
accounts receivable or consumer loans. They are issued by
trusts or special-purpose corporations. They are similar to
mortgage-backed securities, described above, and are backed
by a pool of assets that consist of obligations of
individual borrowers. The income from the pool is passed
through to the holders of participation interests in the
pools. The pools may offer a credit enhancement, such as a
bank letter of credit, to try to reduce the risks that the
underlying debtors will not pay their obligations when due.
However, the enhancement, if any, might not be for the full
par value of the security. If the enhancement is exhausted
and any required payments of interest or repayments of
principal are not made, the Fund could suffer losses on its
investment or delays in receiving payment.

      The value of an asset-backed security is affected by
changes in the market's perception of the asset backing the
security, the creditworthiness of the servicing agent for
the loan pool, the originator of the loans, or the
financial institution providing any credit enhancement, and
is also affected if any credit enhancement has been
exhausted. The risks of investing in asset-backed
securities are ultimately related to payment of consumer
loans by the individual borrowers. As a purchaser of an
asset-backed security, the Fund would generally have no
recourse to the entity that originated the loans in the
event of default by a borrower. The underlying loans are
subject to prepayments, which may shorten the weighted
average life of asset-backed securities and may lower their
return, in the same manner as in the case of
mortgage-backed securities and CMOs, described above.
Unlike mortgage-backed securities, asset-backed securities
typically do not have the benefit of a security interest in
the underlying collateral.

      |X| Derivatives. The Fund can invest in a variety of
derivative investments to seek income or for hedging
purposes. Some derivative investments the Fund can use are
the hedging instruments described below in this Statement
of Additional Information.

      Among the derivative investments the Fund can invest
in are structured notes called "index-linked" or
"currency-linked" notes. Principal and/or interest payments
on index-linked notes depend on the performance of an
underlying index. Currency-indexed securities are typically
short-term or intermediate-term debt securities. Their
value at maturity or the rates at which they pay income are
determined by the change in value of the U.S. dollar
against one or more foreign currencies or an index. In some
cases, these securities may pay an amount at maturity based
on a multiple of the amount of the relative currency
movements. This type of index security offers the potential
for increased income or principal payments but at a greater
risk of loss than a typical debt security of the same
maturity and credit quality.

      Other derivative investments the Fund can use include
"debt exchangeable for common stock" of an issuer or
"equity-linked debt securities" of an issuer. At maturity,
the debt security is exchanged for common stock of the
issuer or it is payable in an amount based on the price of
the issuer's common stock at the time of maturity. Both
alternatives present a risk that the amount payable at
maturity will be less than the principal amount of the debt
because the price of the issuer's common stock might not be
as high as the Manager expected.

      |X| Hedging. Although the Fund does not anticipate
the extensive use of hedging instruments, the Fund can use
hedging instruments. It is not obligated to use them in
seeking its objective. To attempt to protect against
declines in the market value of the Fund's portfolio, to
permit the Fund to retain unrealized gains in the value of
portfolio securities that have appreciated, or to
facilitate selling securities for investment reasons, the
Fund could:
o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures. Covered
         calls may also be used to increase the Fund's
         income, but the Manager does not expect to engage
         extensively in that practice.

      The Fund can use hedging to establish a position in
the securities market as a temporary substitute for
purchasing particular securities. In that case, the Fund
would normally seek to purchase the securities and then
terminate that hedging position. The Fund might also use
this type of hedge to attempt to protect against the
possibility that its portfolio securities would not be
fully included in a rise in value of the market. To do so
the Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments,
even though it is permitted to use them in the Manager's
discretion, as described below. The Fund's strategy of
hedging with futures and options on futures will be
incidental to the Fund's activities in the underlying cash
market. The particular hedging instruments the Fund can use
are described below. The Fund may employ new hedging
instruments and strategies when they are developed, if
those investment methods are consistent with the Fund's
investment objective and are permissible under applicable
regulations governing the Fund.

            |_| Futures. The Fund can buy and sell futures
contracts that relate to (1) broadly-based securities
indices (these are referred to as "financial futures"), (2)
commodities (these are referred to as "commodity index
futures"), (3) debt securities (these are referred to as
"interest rate futures"), (4) foreign currencies (these are
referred to as "forward contracts") and (5) an individual
stock ("single stock futures").

      A broadly-based bond index is used as the basis for
trading bond index futures. They may in some cases be based
on bonds of issuers in a particular industry or group of
industries. A bond index assigns relative values to the
securities included in the index and its value fluctuates
in response to the changes in value of the underlying
securities. A bond index cannot be purchased or sold
directly. These contracts obligate the seller to deliver,
and the purchaser to take, cash to settle the futures
transaction. There is no delivery made of the underlying
securities to settle the futures obligation. Either party
may also settle the transaction by entering into an
offsetting contract.

      An interest rate future obligates the seller to
deliver (and the purchaser to take) cash or a specified
type of debt security to settle the futures transaction.
Either party could also enter into an offsetting contract
to close out the position. Similarly, a single stock future
obligates the seller to deliver (and the purchaser to take)
cash or a specified equity security to settle the futures
transaction. Either party could also enter into an
offsetting contract to close out the position. Single stock
futures trade on a very limited number of exchanges, with
contracts typically not fungible among the exchanges.

      The Fund can invest a portion of its assets in
commodity futures contracts. Commodity futures may be based
upon commodities within five main commodity groups: (1)
energy, which includes crude oil, natural gas, gasoline and
heating oil; (2) livestock, which includes cattle and hogs;
(3) agriculture, which includes wheat, corn, soybeans,
cotton, coffee, sugar and cocoa; (4) industrial metals,
which includes aluminum, copper, lead, nickel, tin and
zinc; and (5) precious metals, which includes gold,
platinum and silver. The Fund may purchase and sell
commodity futures contracts, options on futures contracts
and options and futures on commodity indices with respect
to these five main commodity groups and the individual
commodities within each group, as well as other types of
commodities.

      No money is paid or received by the Fund on the
purchase or sale of a future. Upon entering into a futures
transaction, the Fund will be required to deposit an
initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be
deposited with the Fund's custodian bank in an account
registered in the futures broker's name. However, the
futures broker can gain access to that account only under
specified conditions. As the future is marked to market
(that is, its value on the Fund's books is changed) to
reflect changes in its market value, subsequent margin
payments, called variation margin, will be paid to or by
the futures broker daily.

      At any time prior to expiration of the future, the
Fund may elect to close out its position by taking an
opposite position, at which time a final determination of
variation margin is made and any additional cash must be
paid by or released to the Fund. Any loss or gain on the
future is then realized by the Fund for tax purposes. All
futures transactions (other than forward contracts) are
effected through a clearinghouse associated with the
exchange on which the contracts are traded.

            |_| Put and Call Options. The Fund may buy and
sell certain kinds of put options ("puts") and call options
("calls"). The Fund can buy and sell exchange-traded and
over-the-counter put and call options, including index
options, securities options, currency options, commodities
options, and options on the other types of futures
described above.

            |_| Writing Covered Call Options. The Fund can
write (that is, sell) covered calls. If the Fund sells a
call option, it must be covered. That means the Fund must
own the security subject to the call while the call is
outstanding, or, for certain types of calls, the call may
be covered by segregating liquid assets to enable the Fund
to satisfy its obligations if the call is exercised. There
is no limit on the amount of the Fund's total assets that
may be subject to covered calls the Fund writes.

      When the Fund writes a call on a security, it
receives cash (a premium). The Fund agrees to sell the
underlying security to a purchaser of a corresponding call
on the same security during the call period at a fixed
exercise price regardless of market price changes during
the call period. The call period is usually not more than
nine months. The exercise price may differ from the market
price of the underlying security. The Fund has the risk of
loss that the price of the underlying security may decline
during the call period. That risk may be offset to some
extent by the premium the Fund receives. If the value of
the investment does not rise above the call price, it is
likely that the call will lapse without being exercised. In
that case the Fund would keep the cash premium and the
investment.

      When the Fund writes a call on an index, it receives
cash (a premium). If the buyer of the call exercises it,
the Fund will pay an amount of cash equal to the difference
between the closing price of the call and the exercise
price, multiplied by the specified multiple that determines
the total value of the call for each point of difference.
If the value of the underlying investment does not rise
above the call price, it is likely that the call will lapse
without being exercised. In that case the Fund would keep
the cash premium.

      The Fund's custodian, or a securities depository
acting for the custodian, will act as the Fund's escrow
agent, through the facilities of the Options Clearing
Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges or as to other
acceptable escrow securities. In that way, no margin will
be required for such transactions. OCC will release the
securities on the expiration of the option or when the Fund
enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC")
option, it will enter into an arrangement with a primary
U.S. government securities dealer which will establish a
formula price at which the Fund will have the absolute
right to repurchase that OTC option. The formula price will
generally be based on a multiple of the premium received
for the option, plus the amount by which the option is
exercisable below the market price of the underlying
security (that is, the option is "in the money"). When the
Fund writes an OTC option, it will treat as illiquid (for
purposes of its restriction on holding illiquid securities)
the mark-to-market value of any OTC option it holds, unless
the option is subject to a buy-back agreement by the
executing broker.

      To terminate its obligation on a call it has written,
the Fund may purchase a corresponding call in a "closing
purchase transaction." The Fund will then realize a profit
or loss, depending upon whether the net of the amount of
the option transaction costs and the premium received on
the call the Fund wrote is more or less than the price of
the call the Fund purchases to close out the transaction.
The Fund may realize a profit if the call expires
unexercised, because the Fund will retain the underlying
security and the premium it received when it wrote the
call. Any such profits are considered short-term capital
gains for federal income tax purposes, as are the premiums
on lapsed calls. When distributed by the Fund they are
taxable as ordinary income. If the Fund cannot effect a
closing purchase transaction due to the lack of a market,
it will have to hold the callable securities until the call
expires or is exercised.

      The Fund may also write calls on a futures contract
without owning the futures contract or securities
deliverable under the contract. To do so, at the time the
call is written, the Fund must cover the call by
segregating on its books liquid assets. The Fund will
segregate additional liquid assets if the value of the
segregated assets drops below 100% of the current value of
the future. Because of this segregation requirement, in no
circumstances would the Fund's receipt of an exercise
notice as to that future require the Fund to deliver a
futures contract. It would simply put the Fund in a short
futures position, which is permitted by the Fund's hedging
policies.

            |_| Writing Put Options. The Fund can sell put
options on securities, broadly-based securities indices,
foreign currencies and futures. A put option on securities
gives the purchaser the right to sell, and the writer the
obligation to buy, the underlying investment at the
exercise price during the option period. The Fund will not
write puts if, as a result, more than 50% of the Fund's net
assets would be required to be segregated to cover such put
options.

      If the Fund writes a put, the put must be covered by
segregated liquid assets. The premium the Fund receives
from writing a put represents a profit, as long as the
price of the underlying investment remains equal to or
above the exercise price of the put. However, the Fund also
assumes the obligation during the option period to buy the
underlying investment from the buyer of the put at the
exercise price, even if the value of the investment falls
below the exercise price.

      If a put the Fund has written expires unexercised,
the Fund realizes a gain in the amount of the premium less
the transaction costs incurred. If the put is exercised,
the Fund must fulfill its obligation to purchase the
underlying investment at the exercise price. That price
will usually exceed the market value of the investment at
that time. In that case, the Fund may incur a loss if it
sells the underlying investment. That loss will be equal to
the sum of the sale price of the underlying investment and
the premium received minus the sum of the exercise price
and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure
its obligation to pay for the underlying security the Fund
will deposit in escrow liquid assets with a value equal to
or greater than the exercise price of the underlying
securities. The Fund therefore forgoes the opportunity of
investing the segregated assets or writing calls against
those assets.

      As long as the Fund's obligation as the put writer
continues, it may be assigned an exercise notice by the
broker-dealer through which the put was sold. That notice
will require the Fund to take delivery of the underlying
security and pay the exercise price. The Fund has no
control over when it may be required to purchase the
underlying security, since it may be assigned an exercise
notice at any time prior to the termination of its
obligation as the writer of the put. That obligation
terminates upon expiration of the put. It may also
terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a
put of the same series as it sold. Once the Fund has been
assigned an exercise notice, it cannot effect a closing
purchase transaction.

      The Fund may decide to effect a closing purchase
transaction to realize a profit on an outstanding put
option it has written or to prevent the underlying security
from being put. Effecting a closing purchase transaction
will also permit the Fund to write another put option on
the security, or to sell the security and use the proceeds
from the sale for other investments. The Fund will realize
a profit or loss from a closing purchase transaction
depending on whether the cost of the transaction is less or
more than the premium received from writing the put option.
Any profits from writing puts are considered short-term
capital gains for federal tax purposes, and when
distributed by the Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. The Fund can
purchase calls on securities, broadly-based securities
indices, foreign currencies and futures. It may do so to
protect against the possibility that the Fund's portfolio
will not participate in an anticipated rise in the
securities market. When the Fund buys a call (other than in
a closing purchase transaction), it pays a premium. The
Fund then has the right to buy the underlying investment
from a seller of a corresponding call on the same
investment during the call period at a fixed exercise
price.

      The Fund benefits only if it sells the call at a
profit or if, during the call period, the market price of
the underlying investment is above the sum of the call
price plus the transaction costs and the premium paid for
the call and the Fund exercises the call. If the Fund does
not exercise the call or sell it (whether or not at a
profit), the call will become worthless at its expiration
date. In that case the Fund will have paid the premium but
lost the right to purchase the underlying investment.

      The Fund can buy puts on securities, broadly-based
securities indices, foreign currencies and futures, whether
or not it owns the underlying investment. When the Fund
purchases a put, it pays a premium and, except as to puts
on indices, has the right to sell the underlying investment
to a seller of a put on a corresponding investment during
the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own
(such as an index or future) permits the Fund either to
resell the put or to buy the underlying investment and sell
it at the exercise price. The resale price will vary
inversely to the price of the underlying investment. If the
market price of the underlying investment is above the
exercise price and, as a result, the put is not exercised,
the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns
enables the Fund to attempt to protect itself during the
put period against a decline in the value of the underlying
investment below the exercise price by selling the
underlying investment at the exercise price to a seller of
a corresponding put. If the market price of the underlying
investment is equal to or above the exercise price and, as
a result, the put is not exercised or resold, the put will
become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to sell
the underlying investment. However, the Fund may sell the
put prior to its expiration. That sale may or may not be at
a profit.

      When the Fund purchases a call or put on an index or
future, it pays a premium, but settlement is in cash rather
than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market
generally) rather than on price movements in individual
securities or futures contracts.

      The Fund may also purchase calls and puts on spread
options. Spread options pay the difference between two
interest rates, two exchange rates or two referenced
assets. Spread options are used to hedge the decline in the
value of an interest rate, currency or asset compared to a
reference or base interest rate, currency or asset. The
risks associated with spread options are similar to those
of interest rate options, foreign exchange options and debt
or equity options.

      The Fund may buy a call or put only if, after the
purchase, the value of all call and put options held by the
Fund will not exceed 5% of the Fund's total assets.

            |_| Buying and Selling Options on Foreign
Currencies. The Fund can buy and sell calls and puts on
foreign currencies. They include puts and calls that trade
on a securities or commodities exchange or in the
over-the-counter markets or are quoted by major recognized
dealers in such options. The Fund could use these calls and
puts to try to protect against declines in the dollar value
of foreign securities and increases in the dollar cost of
foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value
of a foreign currency in which securities to be acquired
are denominated, the increased cost of those securities may
be partially offset by purchasing calls or writing puts on
that foreign currency. If the Manager anticipates a decline
in the dollar value of a foreign currency, the decline in
the dollar value of portfolio securities denominated in
that currency might be partially offset by writing calls or
purchasing puts on that foreign currency. However, the
currency rates could fluctuate in a direction adverse to
the Fund's position. The Fund will then have incurred
option premium payments and transaction costs without a
corresponding benefit.

      A call the Fund writes on a foreign currency is
"covered" if the Fund owns the underlying foreign currency
covered by the call or has an absolute and immediate right
to acquire that foreign currency without additional cash
consideration (or it can do so for additional cash
consideration identified on the books of the Fund) upon
conversion or exchange of other foreign currency held in
its portfolio.

      The Fund could write a call on a foreign currency to
provide a hedge against a decline in the U.S. dollar value
of a security which the Fund owns or has the right to
acquire and which is denominated in the currency underlying
the option. That decline might be one that occurs due to an
expected adverse change in the exchange rate. This is known
as a "cross-hedging" strategy. In those circumstances, the
Fund covers the option by identifying on the books of the
Fund cash, U.S. government securities or other liquid, high
grade debt securities in an amount equal to the exercise
price of the option.

      |_| Risks of Hedging with Options and Futures. The
use of hedging instruments requires special skills and
knowledge of investment techniques that are different than
what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or
judges market conditions incorrectly, hedging strategies
may reduce the Fund's return. The Fund could also
experience losses if the prices of its futures and options
positions were not correlated with its other investments.

      The Fund's option activities could affect its
portfolio turnover rate and brokerage commissions. The
exercise of calls written by the Fund might cause the Fund
to sell related portfolio securities, thus increasing its
turnover rate. The exercise by the Fund of puts on
securities will cause the sale of underlying investments,
increasing portfolio turnover. Although the decision
whether to exercise a put it holds is within the Fund's
control, holding a put might cause the Fund to sell the
related investments for reasons that would not exist in the
absence of the put.

      The Fund could pay a brokerage commission each time
it buys a call or put, sells a call or put, or buys or
sells an underlying investment in connection with the
exercise of a call or put. Those commissions could be
higher on a relative basis than the commissions for direct
purchases or sales of the underlying investments. Premiums
paid for options are small in relation to the market value
of the underlying investments. Consequently, put and call
options offer large amounts of leverage. The leverage
offered by trading in options could result in the Fund's
net asset value being more sensitive to changes in the
value of the underlying investment.

      If a covered call written by the Fund is exercised on
an investment that has increased in value, the Fund will be
required to sell the investment at the call price. It will
not be able to realize any profit if the investment has
increased in value above the call price.

      An option position may be closed out only on a market
that provides secondary trading for options of the same
series, and there is no assurance that a liquid secondary
market will exist for any particular option. The Fund might
experience losses if it could not close out a position
because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling
futures or purchasing puts on broadly-based indices or
futures to attempt to protect against declines in the value
of the Fund's portfolio securities. The risk is that the
prices of the futures or the applicable index will
correlate imperfectly with the behavior of the cash prices
of the Fund's securities. For example, it is possible that
while the Fund has used hedging instruments in a short
hedge, the market might advance and the value of the
securities held in the Fund's portfolio might decline. If
that occurred, the Fund would lose money on the hedging
instruments and also experience a decline in the value of
its portfolio securities. However, while this could occur
for a very brief period or to a very small degree, over
time the value of a diversified portfolio of securities
will tend to move in the same direction as the indices upon
which the hedging instruments are based.

      The risk of imperfect correlation increases as the
composition of the Fund's portfolio diverges from the
securities included in the applicable index. To compensate
for the imperfect correlation of movements in the price of
the portfolio securities being hedged and movements in the
price of the hedging instruments, the Fund might use
hedging instruments in a greater dollar amount than the
dollar amount of portfolio securities being hedged. It
might do so if the historical volatility of the prices of
the portfolio securities being hedged is more than the
historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and
futures markets are subject to distortions, due to
differences in the nature of those markets. First, all
participants in the futures market are subject to margin
deposit and maintenance requirements. Rather than meeting
additional margin deposit requirements, investors may close
futures contracts through offsetting transactions which
could distort the normal relationship between the cash and
futures markets. Second, the liquidity of the futures
market depends on participants entering into offsetting
transactions rather than making or taking delivery. To the
extent participants decide to make or take delivery,
liquidity in the futures market could be reduced, thus
producing distortion. Third, from the point of view of
speculators, the deposit requirements in the futures market
are less onerous than margin requirements in the securities
markets. Therefore, increased participation by speculators
in the futures market may cause temporary price
distortions.

      The Fund can use hedging instruments to establish a
position in the securities markets as a temporary
substitute for the purchase of individual securities (long
hedging) by buying futures and/or calls on such futures,
broadly-based indices or on securities. It is possible that
when the Fund does so the market might decline. If the Fund
then concludes not to invest in securities because of
concerns that the market might decline further or for other
reasons, the Fund will realize a loss on the hedging
instruments that is not offset by a reduction in the price
of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign
currency exchange contracts. They are used to buy or sell
foreign currency for future delivery at a fixed price. The
Fund uses them to "lock in" the U.S. dollar price of a
security denominated in a foreign currency that the Fund
has bought or sold, or to protect against possible losses
from changes in the relative values of the U.S. dollar and
a foreign currency. The Fund limits its exposure in foreign
currency exchange contracts in a particular foreign
currency to the amount of its assets denominated in that
currency or a closely-correlated currency. The Fund may
also use "cross-hedging" where the Fund hedges against
changes in currencies other than the currency in which a
security it holds is denominated.

      Under a forward contract, one party agrees to
purchase, and another party agrees to sell, a specific
currency at a future date. That date may be any fixed
number of days from the date of the contract agreed upon by
the parties. The transaction price is set at the time the
contract is entered into. These contracts are traded in the
inter-bank market conducted directly among currency traders
(usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against
uncertainty in the level of future exchange rates. The use
of forward contracts does not eliminate the risk of
fluctuations in the prices of the underlying securities the
Fund owns or intends to acquire, but it does fix a rate of
exchange in advance. Although forward contracts may reduce
the risk of loss from a decline in the value of the hedged
currency, at the same time they limit any potential gain if
the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase
or sale of a security denominated in a foreign currency, or
when it anticipates receiving dividend payments in a
foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar
equivalent of the dividend payments. To do so, the Fund
could enter into a forward contract for the purchase or
sale of the amount of foreign currency involved in the
underlying transaction, in a fixed amount of U.S. dollars
per unit of the foreign currency. This is called a
"transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency
exchange rates during the period between the date on which
the security is purchased or sold or on which the payment
is declared, and the date on which the payments are made or
received.

      The Fund could also use forward contracts to lock in
the U.S. dollar value of portfolio positions. This is
called a "position hedge." When the Fund believes that
foreign currency might suffer a substantial decline against
the U.S. dollar, it could enter into a forward contract to
sell an amount of that foreign currency approximating the
value of some or all of the Fund's portfolio securities
denominated in that foreign currency. When the Fund
believes that the U.S. dollar might suffer a substantial
decline against a foreign currency, it could enter into a
forward contract to buy that foreign currency for a fixed
dollar amount. Alternatively, the Fund could enter into a
forward contract to sell a different foreign currency for a
fixed U.S. dollar amount if the Fund believes that the U.S.
dollar value of the foreign currency to be sold pursuant to
its forward contract will fall whenever there is a decline
in the U.S. dollar value of the currency in which portfolio
securities of the Fund are denominated. That is referred to
as a "cross hedge."

      The Fund will cover its short positions in these
cases by identifying on the books of the Fund assets having
a value equal to the aggregate amount of the Fund's
commitment under forward contracts. The Fund will not enter
into forward contracts or maintain a net exposure to such
contracts if the consummation of the contracts would
obligate the Fund to deliver an amount of foreign currency
in excess of the value of the Fund's portfolio securities
or other assets denominated in that currency or another
currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction
costs, the Fund may maintain a net exposure to forward
contracts in excess of the value of the Fund's portfolio
securities or other assets denominated in foreign
currencies if the excess amount is "covered" by liquid
securities denominated in any currency. The cover must be
at least equal at all times to the amount of that excess.
As one alternative, the Fund may purchase a call option
permitting the Fund to purchase the amount of foreign
currency being hedged by a forward sale contract at a price
no higher than the forward contract price. As another
alternative, the Fund may purchase a put option permitting
the Fund to sell the amount of foreign currency subject to
a forward purchase contract at a price as high or higher
than the forward contact price.

      The precise matching of the amounts under forward
contracts and the value of the securities involved
generally will not be possible because the future value of
securities denominated in foreign currencies will change as
a consequence of market movements between the date the
forward contract is entered into and the date it is sold.
In some cases the Manager might decide to sell the security
and deliver foreign currency to settle the original
purchase obligation. If the market value of the security is
less than the amount of foreign currency the Fund is
obligated to deliver, the Fund might have to purchase
additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of
the security instead exceeds the amount of foreign currency
the Fund is obligated to deliver to settle the trade, the
Fund might have to sell on the spot market some of the
foreign currency received upon the sale of the security.
There will be additional transaction costs on the spot
market in those cases.

      The projection of short-term currency market
movements is extremely difficult, and the successful
execution of a short-term hedging strategy is highly
uncertain. Forward contracts involve the risk that
anticipated currency movements will not be accurately
predicted, causing the Fund to sustain losses on these
contracts and to pay additional transactions costs. The use
of forward contracts in this manner might reduce the Fund's
performance if there are unanticipated changes in currency
prices to a greater degree than if the Fund had not entered
into such contracts.

      At or before the maturity of a forward contract
requiring the Fund to sell a currency, the Fund might sell
a portfolio security and use the sale proceeds to make
delivery of the currency. In the alternative the Fund might
retain the security and offset its contractual obligation
to deliver the currency by purchasing a second contract.
Under that contract the Fund will obtain, on the same
maturity date, the same amount of the currency that it is
obligated to deliver. Similarly, the Fund might close out a
forward contract requiring it to purchase a specified
currency by entering into a second contract entitling it to
sell the same amount of the same currency on the maturity
date of the first contract. The Fund would realize a gain
or loss as a result of entering into such an offsetting
forward contract under either circumstance. The gain or
loss will depend on the extent to which the exchange rate
or rates between the currencies involved moved between the
execution dates of the first contract and offsetting
contract.

      The costs to the Fund of engaging in forward
contracts varies with factors such as the currencies
involved, the length of the contract period and the market
conditions then prevailing. Because forward contracts are
usually entered into on a principal basis, no brokerage
fees or commissions are involved. Because these contracts
are not traded on an exchange, the Fund must evaluate the
credit and performance risk of the counterparty under each
forward contract.

      Although the Fund values its assets daily in terms of
U.S. dollars, it does not intend to convert its holdings of
foreign currencies into U.S. dollars on a daily basis. The
Fund may convert foreign currency from time to time, and
will incur costs in doing so. Foreign exchange dealers do
not charge a fee for conversion, but they do seek to
realize a profit based on the difference between the prices
at which they buy and sell various currencies. Thus, a
dealer might offer to sell a foreign currency to the Fund
at one rate, while offering a lesser rate of exchange if
the Fund desires to resell that currency to the dealer.

      |_| Interest Rate Swap Transactions. The Fund can
enter into interest rate swap agreements. In an interest
rate swap, the Fund and another party exchange their right
to receive or their obligation to pay interest on a
security. For example, they might swap the right to receive
floating rate payments for fixed rate payments. The Fund
can enter into swaps only on securities that it owns. The
Fund will not enter into swaps with respect to more than
25% of its total assets. Also, the Fund will segregate
liquid assets (such as cash or U.S. government securities)
to cover any amounts it could owe under swaps that exceed
the amounts it is entitled to receive, and it will adjust
that amount daily, as needed.

      Swap agreements entail both interest rate risk and
credit risk. There is a risk that, based on movements of
interest rates in the future, the payments made by the Fund
under a swap agreement will be greater than the payments it
received. Credit risk arises from the possibility that the
counterparty will default. If the counterparty defaults,
the Fund's loss will consist of the net amount of
contractual interest payments that the Fund has not yet
received. The Manager will monitor the creditworthiness of
counterparties to the Fund's interest rate swap
transactions on an ongoing basis.

      The Fund can enter into swap transactions with
certain counterparties pursuant to master netting
agreements. A master netting agreement provides that all
swaps done between the Fund and that counterparty shall be
regarded as parts of an integral agreement. If amounts are
payable on a particular date in the same currency in
respect of one or more swap transactions, the amount
payable on that date in that currency shall be the net
amount. In addition, the master netting agreement may
provide that if one party defaults generally or on one
swap, the counterparty can terminate all of the swaps with
that party. Under these agreements, if a default results in
a loss to one party, the measure of that party's damages is
calculated by reference to the average cost of a
replacement swap for each swap. It is measured by the
mark-to-market value at the time of the termination of each
swap. The gains and losses on all swaps are then netted,
and the result is the counterparty's gain or loss on
termination. The termination of all swaps and the netting
of gains and losses on termination is generally referred to
as "aggregation."

      o Swaption Transactions. The Fund may enter into a
swaption transaction, which is a contract that grants the
holder, in return for payment of the purchase price (the
"premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within
a specified period of time, with the writer of the
contract.  The writer of the contract receives the premium
and bears the risk of unfavorable changes in the preset
rate on the underlying interest rate swap.  Unrealized
gains/losses on swaptions are reflected in investment
assets and investment liabilities in the Fund's statement
of financial condition.

      |_| Regulatory Aspects of Hedging Instruments.  The
Commodities Futures Trading Commission (the "CFTC")
recently eliminated limitations on futures trading by
certain regulated entities including registered investment
companies and consequently registered investment companies
may engage in unlimited futures transactions and options
thereon provided that the Fund claims an exclusion from
regulation as a commodity pool operator. The Fund has
claimed such an exclusion from registration as a commodity
pool operator under the Commodity Exchange Act ("CEA"). The
Fund may use futures and options for hedging and
non-hedging purposes to the extent consistent with its
investment objective, internal risk management guidelines
adopted by the Fund's Manager (as they may be amended from
time to time), and as otherwise set forth in the Fund's
prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to
limitations established by the option exchanges. The
exchanges limit the maximum number of options that may be
written or held by a single investor or group of investors
acting in concert. Those limits apply regardless of whether
the options were written or purchased on the same or
different exchanges or are held in one or more accounts or
through one or more different exchanges or through one or
more brokers. Thus, the number of options that the Fund may
write or hold may be affected by options written or held by
other entities, including other investment companies having
the same advisor as the Fund (or an advisor that is an
affiliate of the Fund's advisor). The exchanges also impose
position limits on futures transactions. An exchange may
order the liquidation of positions found to be in violation
of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the SEC
regarding applicable provisions of the Investment Company
Act, when the Fund purchases a future, it must segregate
cash or readily marketable short-term debt instruments in
an amount equal to the purchase price of the future, less
the margin deposit applicable to it.

            |_| Tax Aspects of Certain Hedging Instruments.
Certain foreign currency exchange contracts in which the
Fund may invest are treated as "Section 1256 contracts"
under the Internal Revenue Code. In general, gains or
losses relating to Section 1256 contracts are characterized
as 60% long-term and 40% short-term capital gains or losses
under the Code. However, foreign currency gains or losses
arising from Section 1256 contracts that are forward
contracts generally are treated as ordinary income or loss.
In addition, Section 1256 contracts held by the Fund at the
end of each taxable year are "marked-to-market," and
unrealized gains or losses are treated as though they were
realized. These contracts also may be marked-to-market for
purposes of determining the excise tax applicable to
investment company distributions and for other purposes
under rules prescribed pursuant to the Internal Revenue
Code. An election can be made by the Fund to exempt those
transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may
result in "straddles" for federal income tax purposes. The
straddle rules may affect the character and timing of gains
(or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a
position making up a straddle is allowed only to the extent
that the loss exceeds any unrecognized gain in the
offsetting positions making up the straddle. Disallowed
loss is generally allowed at the point where there is no
unrecognized gain in the offsetting positions making up the
straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains
or losses are treated as ordinary income or loss:

(1)   gains or losses attributable to fluctuations in
         exchange rates that occur between the time the
         Fund accrues interest or other receivables or
         accrues expenses or other liabilities denominated
         in a foreign currency and the time the Fund
         actually collects such receivables or pays such
         liabilities, and
(2)   gains or losses attributable to fluctuations in the
         value of a foreign currency between the date of
         acquisition of a debt security denominated in a
         foreign currency or foreign currency forward
         contracts and the date of disposition.

      Currency gains and losses are offset against market
gains and losses on each trade before determining a net
"Section 988" gain or loss under the Internal Revenue Code
for that trade, which may increase or decrease the amount
of the Fund's investment income available for distribution
to its shareholders.

      |X| Temporary Defensive and Interim Investments. When
market conditions are unstable, or the Manager believes it
is otherwise appropriate to reduce the Fund's duration, the
Fund can invest in a variety of debt securities for
defensive purposes. The Fund can also purchase these
securities for liquidity purposes to meet cash needs due to
the redemption of Fund shares, or to hold while waiting to
reinvest cash received from the sale of other portfolio
securities. The Fund's temporary defensive investments can
include the following short-term (maturing in one year or
less) dollar-denominated debt obligations:
o     obligations issued or guaranteed by the U. S.
         government or its instrumentalities or agencies,
o     commercial paper (short-term, unsecured promissory
         notes) of domestic or foreign companies,
o     debt obligations of domestic or foreign corporate
         issuers,
o     certificates of deposit and bankers' acceptances of
         domestic and foreign banks having total assets in
         excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected
for defensive or cash management purposes because they can
normally be disposed of quickly, are not generally subject
to significant fluctuations in principal value and their
value will be less subject to interest rate risk than
longer-term debt securities.

Investment in Other Investment Companies. The Fund can also
invest in the securities of investment companies other than
the underlying funds, which can include open-end funds,
closed-end funds and unit investment trusts, subject to the
limits set forth in the Investment Company Act and any
exemption therefrom that apply to those types of
investments. For example, the Fund can invest in
Exchange-Traded Funds, which are typically open-end funds
or unit investment trusts, listed on a stock exchange. The
Fund might do so as a way of gaining exposure to the
segments of the equity or fixed-income markets represented
by the Exchange-Traded Funds' portfolio, at times when the
Fund may not be able to buy those portfolio securities
directly.

      Investing in another investment company may involve
the payment of substantial premiums above the value of such
investment company's portfolio securities and is subject to
limitations under the Investment Company Act. The Fund does
not intend to invest in other investment companies unless
the Manager believes that the potential benefits of the
investment justify the payment of any premiums or sales
charges. As a shareholder of an investment company, the
Fund would be subject to its ratable share of that
investment company's expenses, including its advisory and
administration expenses. At the same time, the Fund would
bear its own management fees and expenses. The Fund does
not anticipate investing a substantial amount of its net
assets in shares of the investment companies other than the
underlying funds.

      Subject to the limits under the Investment Company
Act, the Fund may also invest in foreign mutual funds which
are also deemed PFICs (since nearly all of the income of a
mutual fund is generally passive income). Investing in
these types of PFICs may allow exposure to various
countries because some foreign countries limit, or
prohibit, all direct foreign investment in the securities
of companies domiciled therein.

      In addition to bearing their proportionate share of a
fund's expenses (management fees and operating expenses),
shareholders will also indirectly bear similar expenses of
such entities. Additional risks of investing in other
investment companies are described above.

Investment Restrictions

|X|   What Are "Fundamental Policies?" Fundamental policies
are those policies that the Fund has adopted to govern its
investments that can be changed only by the vote of a
"majority" of the Fund's outstanding voting securities.
Under the Investment Company Act, a "majority" vote is
defined as the vote of the holders of the lesser of:

o     67% or more of the shares present or represented by
            proxy at a shareholder meeting, if the holders
            of more than 50% of the outstanding shares are
            present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objectives are a fundamental
policy. Other policies described in the Prospectus or this
Statement of Additional Information are "fundamental" only
if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without
shareholder approval. However, significant changes to
investment policies will be described in supplements or
updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant
investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental
Policies? The following investment restrictions are
fundamental policies of the Fund.

o     The Fund cannot concentrate investments. That means
            the Fund cannot invest 25% or more of its total
            assets in any single industry. However, there
            is no limitation on investments in affiliated
            funds and obligations issued or guaranteed by
            the U.S. government, its agencies or
            instrumentalities;
o     The Fund cannot buy securities issued or guaranteed
            by any one issuer, other than an underlying
            fund, if more than 5% of its total assets would
            be invested in securities of that issuer or if
            it would then own more than 10% of that
            issuer's voting securities. This limitation
            applies to 75% of the Fund's total assets. The
            limit does not apply to securities issued by
            the U.S. government or any of its agencies or
            instrumentalities;
o     The Fund cannot purchase or sell real estate,
            commodities or commodity contracts; however,
            the Fund may use hedging instruments approved
            by its Board whether or not such hedging
            instruments are considered commodities or
            commodity contracts;
o     The Fund cannot underwrite securities except to the
            extent the Fund may be deemed to be an
            underwriter in connection with the sale of
            securities held in its portfolio;
o     The Fund cannot lend money, except that the Fund may
            (a) lend its portfolio securities, (b) purchase
            debt securities which are permitted by the
            Fund's investment policies and restrictions, (c)
            enter into repurchase agreements, and (d) lend
            money to other affiliated funds provided that
            no such loan may be made if, as a result, the
            aggregate of such loans would exceed 33 1/3% of
            the value of its total assets (taken at market
            value at the time of such loans) subject to
            obtaining all required authorizations and
            regulatory approvals;
o     The Fund cannot borrow money in excess of one-third
            of the value of its total assets. The Fund can
            borrow only from other affiliated funds and
            from banks for temporary or emergency purposes,
            and the Fund can borrow only from banks for
            investment purposes. The Fund can borrow only
            if it maintains a 300% ratio of assets to
            borrowings at all times in the manner set forth
            in the Investment Company Act;
o     The Fund cannot issue "senior securities," but this
            does not prohibit certain investment activities
            for which assets of the Fund are designated as
            segregated, or margin, collateral or escrow
            arrangements are established, to cover the
            related obligations. Examples of those
            activities include borrowing money, reverse
            repurchase agreements, delayed-delivery and
            when-issued arrangements for portfolio
            securities transactions, and contracts to buy
            or sell derivatives, hedging instruments,
            options or futures.

Non-Fundamental Investment Restrictions. The following
operating policies of the Fund are not fundamental policies
and, as such, may be changed by vote of a majority of the
Fund's Board of Trustees without shareholder approval.
These additional restrictions provide that the Fund cannot:
o     purchase securities on margin. However, the Fund can
            make margin deposits when using hedging
            instruments permitted by any of its other
            policies.
o     invest in companies for the purpose of acquiring
            control or management of those companies.

      Unless the Prospectus or this Statement of Additional
Information states that a percentage restriction applies on
an ongoing basis, it applies only at the time the Fund
makes an investment (except in the case of borrowing and
investments in illiquid securities). The Fund need not sell
securities to meet the percentage limits if the value of
the investment increases in proportion to the size of the
Fund.

      For purposes of the Fund's policy not to concentrate
its investments, the Fund has adopted the industry
classifications set forth in Appendix A to this Statement
of Additional Information. That is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end,
diversified management investment company with an unlimited
number of authorized shares of beneficial interest. The
Fund was organized on June 2, 1998 as a Massachusetts
business trust.

      |X| Classes of Shares.  The  Trustees  are  authorized,
without  shareholder  approval,  to  create  new  series  and classes of  shares.  The  Trustees  may  reclassify  unissued shares  of the Fund into  additional  series  or  classes  of shares.  The  Trustees  also may divide or combine the shares of a  class  into  a  greater  or  lesser  number  of  shares without changing the proportionate  beneficial  interest of a shareholder  in  the  Fund.  Shares  do not  have  cumulative voting rights or preemptive or  subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class
A, Class B, Class C, Class N and Class Y. All classes
invest in the same investment portfolio. Only retirement
plans may purchase Class N shares. Only certain
institutional investors may elect to purchase Class Y
shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the
         different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which
         interests of one class are different from
         interests of another class, and
o     votes as a class on matters that affect that class
         alone.

      Shares are freely transferable, and each share of
each class has one vote at shareholder meetings, with
fractional shares voting proportionally on matters
submitted to the vote of shareholders. Each share of the
Fund represents an interest in the Fund proportionately
equal to the interest of each other share of the same
class.

      |X| Meetings of Shareholders. As a Massachusetts
business trust, the Fund is not required to hold, and does
not plan to hold, regular annual meetings of shareholders,
but may do so from time to time on important matters or
when required to do so by the Investment Company Act or
other applicable law. Shareholders have the right, upon the
declaration in writing or vote of two-thirds of the
outstanding shares of the Fund, to remove a Trustee or to
take other action described in the Fund's Declaration of
Trust.

      The Trustees will call a meeting of shareholders to
vote on the removal of a Trustee upon the written request
of the record holders of 10% of its outstanding shares. If
the Trustees receive a request from at least 10
shareholders stating that they wish to communicate with
other shareholders to request a meeting to remove a
Trustee, the Trustees will then either make the Fund's
shareholder list available to the applicants or mail their
communication to all other shareholders at the applicants'
expense. The shareholders making the request must have been
shareholders for at least six months and must hold shares
of the Fund valued at $25,000 or more or constituting at
least 1% of the Fund's outstanding shares. The Trustees may
also take other action as permitted by the Investment
Company Act.

      |X| Shareholder and Trustee Liability. The Fund's
Declaration of Trust contains an express disclaimer of
shareholder or Trustee liability for the Fund's
obligations. It also provides for indemnification and
reimbursement of expenses out of the Fund's property for
any shareholder held personally liable for its obligations.
The Declaration of Trust also states that upon request, the
Fund shall assume the defense of any claim made against a
shareholder for any act or obligation of the Fund and shall
satisfy any judgment on that claim. Massachusetts law
permits a shareholder of a business trust (such as the
Fund) to be held personally liable as a "partner" under
certain circumstances. However, the risk that a Fund
shareholder will incur financial loss from being held
liable as a "partner" of the Fund is limited to the
relatively remote circumstances in which the Fund would be
unable to meet its obligations.

      The Fund's contractual arrangements state that any
person doing business with the Fund (and each shareholder
of the Fund) agrees under its Declaration of Trust to look
solely to the assets of the Fund for satisfaction of any
claim or demand that may arise out of any dealings with the
Fund. Additionally, the Trustees shall have no personal
liability to any such person, to the extent permitted by
law.

Board of Trustees and Oversight Committees. The Fund is
governed by a Board of Trustees, which is responsible for
protecting the interests of shareholders under
Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager.

      The Board of Trustees has an Audit Committee, a
Regulatory & Oversight Committee, a Governance Committee,
and a Proxy Committee. The Audit Committee is comprised
solely of Independent Trustees. The members of the Audit
Committee are Edward Regan (Chairman), Kenneth Randall and
Russell Reynolds. The Audit Committee held 6 meetings
during the Fund's fiscal year ended October 31, 2003. The
Audit Committee provides the Board with recommendations
regarding the selection of the Fund's independent auditor.
The Audit Committee also reviews the scope and results of
audits and the audit fees charged, reviews reports from the
Fund's independent auditor concerning the Fund's internal
accounting procedures, and controls and reviews reports of
the Manager's internal auditor, among other duties as set
forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee
are Robert Galli (Chairman), Joel Motley and Phillip
Griffiths. The Regulatory & Oversight Committee held 6
meetings during the Fund's fiscal year ended October 31,
2003. The Regulatory & Oversight Committee evaluates and
reports to the Board on the Fund's contractual
arrangements, including the Investment Advisory and
Distribution Agreements, transfer and shareholder service
agreements and custodian agreements as well as the policies
and procedures adopted by the Fund to comply with the
Investment Company Act and other applicable law, among
other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel
Motley (Acting Chairman), Phillip Griffiths and Kenneth
Randall. The Governance Committee held 3 meetings during
the Fund's fiscal year ended October 31, 2003. The
Governance Committee reviews the Fund's governance
guidelines, the adequacy of the Fund's Codes of Ethics, and
develops qualification criteria for Board members
consistent with the Fund's governance guidelines, among
other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan
(Chairman), Russell Reynolds and John Murphy. The Proxy
Committee held 2 meetings during the Fund's fiscal year
ended October 31, 2003. The Proxy Committee provides the
Board with recommendations for proxy voting and monitors
proxy voting by the Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy,
each of the Trustees is an "Independent Trustee" under the
Investment Company Act. Mr. Murphy is an "Interested
Trustee," because he is affiliated with the Manager by
virtue of his positions as an officer and director of the
Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers and their positions
held with the Fund and length of service in such
position(s) and their principal occupations and business
affiliations during the past five years are listed in the
chart below. The information for the Trustees also includes
the dollar range of shares of the Fund as well as the
aggregate dollar range of shares beneficially owned in any
of the Oppenheimer funds overseen by the Trustees. All of
the Trustees are also trustees or directors of the
following publicly offered Oppenheimer funds (referred to
as "Board I Funds"):

Oppenheimer AMT-Free Municipals            Oppenheimer Global Opportunities Fund
Oppenheimer AMT-Free New York Municipals   Oppenheimer Gold & Special Minerals Fund
Oppenheimer California Municipal Fund      Oppenheimer Growth Fund
Oppenheimer Capital Appreciation Fund      Oppenheimer International Growth Fund
                                           Oppenheimer  International  Small Company
Oppenheimer Capital Preservation Fund      Fund
Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Multiple Strategies Fund
Oppenheimer Emerging Growth Fund           Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Technologies Fund     Oppenheimer Multi-State Municipal Trust
Oppenheimer Enterprise Fund                Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                    Oppenheimer U.S. Government Trust

      In addition to being a trustee or director of the
Board I Funds, Mr. Galli is also a director or trustee of
10 other portfolios in the OppenheimerFunds complex.
Present or former officers, directors, trustees and
employees (and their immediate family members) of the Fund,
the Manager and its affiliates, and retirement plans
established by them for their employees are permitted to
purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge.
The sales charges on Class A shares is waived for that
group because of the economies of sales efforts realized by
the Distributor.

      Messrs. Murphy, Manioudakis, Molleur, Vottiero,
Wixted and Zack, and Mses. Bechtolt, Feld and Ives
respectively hold the same offices with one or more of the
other Board I Funds as with the Fund. As of November 24,
2003 the Trustees and officers of the Fund, as a group,
owned of record or beneficially less than 1% of each class
of shares of the Fund. The foregoing statement does not
reflect ownership of shares of the Fund held of record by
an employee benefit plan for employees of the Manager,
other than the shares beneficially owned under the plan by
the officers of the Fund listed above. In addition, each
Independent Trustee, and his or her family members, does
not own securities of either the Manager or Distributor of
the Board I Funds or any person directly or indirectly
controlling, controlled by or under common control with the
Manager or Distributor.

      |X| Affiliated Transactions and Material Business
Relationships. Mr. Reynolds has reported he has a
controlling interest in The Directorship Group, Inc. ("The
Directorship Search Group"), a director recruiting firm
that provided consulting services to Massachusetts Mutual
Life Insurance Company (which controls the Manager) for
fees aggregating $247,500 from January 1, 2001 through
December 31, 2002. Mr. Reynolds estimates that The
Directorship Search Group will not provide consulting
services to Massachusetts Mutual Life Insurance Company
during the calendar year 2003.

      The Independent Trustees have unanimously (except for
Mr. Reynolds, who abstained) determined that the consulting
arrangements between The Directorship Search Group and
Massachusetts Mutual Life Insurance Company were not
material business or professional relationships that would
compromise Mr. Reynolds' status as an Independent Trustee.
Nonetheless, to assure certainty as to determinations of
the Board and the Independent Trustees as to matters upon
which the Investment Company Act or the rules thereunder
require approval by a majority of Independent Trustees, Mr.
Reynolds will not be counted for purposes of determining
whether a quorum of Independent Trustees was present or
whether a majority of Independent Trustees approved the
matter.

      The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee
serves for an indefinite term, until his or her
resignation, retirement, death or removal. Mr. Motley was
elected as Trustee to the Board I funds effective October
10, 2002 and did not hold shares of Board I funds during
the calendar year ended December 31, 2002.

-----------------------------------------------------------------------------------
                               Independent Trustees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                       Dollar
                                                                       Range Of
                                                                       Shares
                                                                       Beneficially
                                                                       Owned in
                   Years;                                   Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,         by Trustee;                              BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex     Owned in   Overseen
Age                Currently Overseen by Trustee            the Fund   by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     2002
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Clayton K.         Of Counsel (since 1993), Hogan &         None       $50,001-$100,000
Yeutter, Chairman  Hartson (a law firm). Other
of the Board of    directorships: Weyerhaeuser Corp.
Trustees since     (since 1999) and Danielson Holding
2003;              Corp. (since 2002); formerly a director
Trustee since 1999 of Caterpillar, Inc. (1993-December
Age: 73            2002). Oversees 25 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Galli,   A trustee or director of other           None       Over
Trustee since 1999 Oppenheimer funds. Oversees 35                      $100,000
Age: 70            portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Phillip A.         A director (since 1991) of the           None       Over
Griffiths,         Institute for Advanced Study,                       $100,000
Trustee, since     Princeton, N.J., a director (since
1999               2001) of GSI Lumonics, a trustee (since
Age: 65            1983) of Woodward Academy, a Senior
                   Advisor (since 2001) of The Andrew W.
                   Mellon Foundation. A member of: the
                   National Academy of Sciences (since
                   1979), American Academy of Arts and
                   Sciences (since 1995), American
                   Philosophical Society (since 1996) and
                   Council on Foreign Relations (since
                   2002). Formerly a director of Bankers
                   Trust New York Corporation (1994-1999).
                   Oversees 25 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joel W. Motley,    Director (since 2002) Columbia Equity    None       None
Trustee since 2002 Financial Corp. (privately-held
Age: 51            financial adviser); Managing Director
                   (since 2002) Carmona Motley, Inc.
                   (privately-held financial adviser);
                   Formerly he held the following
                   positions: Managing Director (January
                   1998-December 2001), Carmona Motley
                   Hoffman Inc. (privately-held financial
                   adviser); Managing Director (January
                   1992-December 1997), Carmona Motley &
                   Co. (privately-held financial adviser).
                   Oversees 25 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Kenneth A.         A director of Dominion Resources, Inc.   None       Over
Randall, Trustee   (electric utility holding company);                 $100,000
since 1999         formerly a director of Prime Retail,
Age: 76            Inc. (real estate investment trust) and
                   Dominion Energy, Inc. (electric power
                   and oil & gas producer), President and
                   Chief Executive Officer of The
                   Conference Board, Inc. (international
                   economic and business research) and a
                   director of Lumbermens Mutual Casualty
                   Company, American Motorists Insurance
                   Company and American Manufacturers
                   Mutual Insurance Company. Oversees 25
                   portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward V. Regan,   President, Baruch College, CUNY; a       None       $50,001-$100,000
Trustee since 1999 director of RBAsset (real estate
Age: 73            manager); a director of OffitBank;
                   formerly Trustee, Financial Accounting
                   Foundation (FASB and GASB), Senior
                   Fellow of Jerome Levy Economics
                   Institute, Bard College, Chairman of
                   Municipal Assistance Corporation for
                   the City of New York, New York State
                   Comptroller and Trustee of New York
                   State and Local Retirement Fund.
                   Oversees 25 investment companies in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Russell S.         Chairman (since 1993) of The             None       $10,001-$50,000
Reynolds, Jr.,     Directorship Search Group, Inc.
Trustee since 1999 (corporate governance consulting and
Age: 72            executive recruiting); a life trustee
                   of International House (non-profit
                   educational organization), and a
                   trustee (since 1996) of the Greenwich
                   Historical Society. Oversees 25
                   portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Donald W. Spiro,   Chairman Emeritus (since January 1991)   None       Over
Vice Chairman of   of the Manager. Formerly a director                 $100,000
the Board of       (January 1969-August 1999) of the
Trustees,          Manager. Oversees 25 portfolios in the
Trustee since 1999 OppenheimerFunds complex.
Age: 78
-----------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two
World Financial Center, 225 Liberty Street, New York, NY
10281-1008. Mr. Murphy serves for an indefinite term, until
his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service   Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     None          Over
President and       director (since June 2001) and President              $100,000
Trustee,            (since September 2000) of the Manager;
Trustee since 2001  President and a director or trustee of
Age: 54             other Oppenheimer funds; President and a
                    director (since July 2001) of
                    Oppenheimer Acquisition Corp. (the
                    Manager's parent holding company) and of
                    Oppenheimer Partnership Holdings, Inc.
                    (a holding company subsidiary of the
                    Manager); a director (since November
                    2001) of OppenheimerFunds Distributor,
                    Inc. (a subsidiary of the Manager);
                    Chairman and a director (since July
                    2001) of Shareholder Services, Inc. and
                    of Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager); President and a director
                    (since July 2001) of OppenheimerFunds
                    Legacy Program (a charitable trust
                    program established by the Manager); a
                    director of the investment advisory
                    subsidiaries of the Manager: OFI
                    Institutional Asset Management, Inc. and
                    Centennial Asset Management Corporation
                    (since November 2001), HarbourView Asset
                    Management Corporation and OFI Private
                    Investments, Inc. (since July 2001);
                    President (since November 1, 2001) and a
                    director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.;
                    a director (since November 2001) of
                    Trinity Investment Management Corp. and
                    Tremont Advisers, Inc. (investment
                    advisory affiliates of the Manager);
                    Executive Vice President (since February
                    1997) of Massachusetts Mutual Life
                    Insurance Company (the Manager's parent
                    company); a director (since June 1995)
                    of DLB Acquisition Corporation (a
                    holding company that owns the shares of
                    David L. Babson & Company, Inc.);
                    formerly, Chief Operating Officer
                    (September 2000-June 2001) of the
                    Manager; President and trustee (November
                    1999-November 2001) of MML Series
                    Investment Fund and MassMutual
                    Institutional Funds (open-end investment
                    companies); a director (September
                    1999-August 2000) of C.M. Life Insurance
                    Company; President, Chief Executive
                    Officer and director (September
                    1999-August 2000) of MML Bay State Life
                    Insurance Company; a director (June
                    1989-June 1998) of Emerald Isle Bancorp
                    and Hibernia Savings Bank (a
                    wholly-owned subsidiary of Emerald Isle
                    Bancorp). Oversees 72 portfolios as
                    Trustee/Director and 10 portfolios as
                    Officer in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as
follows: for Messrs. Molleur and Zack and Ms. Feld, Two
World Financial Center, 225 Liberty Street, New York, NY
10281-1008, for Messrs. Vottiero and Wixted and Mses.
Bechtolt and Ives, 6803 S. Tucson Way, Centennial, CO
80112-3924, and for Mr. Manioudakis, 10 St. James Avenue,
10th Floor, Boston, MA 02116. Each Officer serves for an
annual term or until his or her earlier resignation, death
or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Angelo Manioudakis,     Senior Vice  President  of the  Manager  and of  HarbourView
Vice President and      Asset Management  Corporation (since April 2002); an officer
Portfolio Manager       and portfolio manager of other Oppenheimer  funds;  formerly
since 2002              Executive   Director  and  portfolio   manager  for  Miller,
Age: 37                 Anderson  &   Sherrerd,   a  division   of  Morgan   Stanley
                        Investment Management (August 1993-March 2002).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Age: 44                 Asset Management  Corporation,  Shareholder Services,  Inc.,
                        Oppenheimer Real Asset Management  Corporation,  Shareholder
                        Financial Services,  Inc., Oppenheimer Partnership Holdings,
                        Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds  International  Ltd.  and  OppenheimerFunds
                        plc   (since   May   2000)  and  OFI   Institutional   Asset
                        Management,   Inc.  (since  November  2000)  (offshore  fund
                        management  subsidiaries  of  the  Manager);  Treasurer  and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 82
Age: 40                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 40                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 82 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Secretary since 2001    (since February 2002) of the Manager;  General Counsel and a
Age: 55                 director   (since   November   2001)   of   OppenheimerFunds
                        Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        and  OppenheimerFunds  plc (October  1997-November 2001). An
                        officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 45                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since June 1998) and Senior Counsel (since
Assistant Secretary     October 2003) of the Manager;  Vice  President  (since 1999)
since 2001              of  OppenheimerFunds  Distributor,  Inc.; Vice President and
Age: 38                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  an  Assistant  Counsel  (August
                        1994-October  2003)  and  Assistant  Vice  President  of the
                        Manager   (August   1997-June   1998).   An  officer  of  82
                        portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 73
Age: 46                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|  Remuneration  of  Trustees.  The  officers  of the
Fund and one of the  Trustees  of the Fund (Mr.  Murphy)  who
are  affiliated  with the  Manager  receive  no salary or fee from the Fund.  The  remaining  Trustees of the Fund received the  compensation  shown below from the Fund with  respect to
the  Fund's   fiscal  year  ended   October  31,  2003.   The
compensation  from  all 31 of the  Board I  Funds  (including the Fund) represents  compensation  received for serving as a
director   or  trustee   and  member  of  a   committee   (if
applicable)   of  the  boards  of  those  funds   during  the
calendar year ended December 31, 2002.

---------------------------------------------------------------------------------
Trustee Name and Other Fund        Aggregate  RetirementEstimated      Total
                                                                   Compensation
                                                                     From All
                                                        Annual      Oppenheimer
                                              Benefits  Retirement   Funds for
                                              Accrued   Benefits       which
                                              as Part   to be       Individual
                                  Compensationof Fund   Paid Upon    Serves As
Position(s) (as applicable)       From Fund1  Expenses  Retirement2Trustee/Director
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Clayton K. Yeutter                  $1,5173     $586     $36,372      $71,792
Chairman of the Board
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Galli
Regulatory & Oversight Committee    $1,285      $747     $55,6784    $198,3865
Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip Griffiths
Regulatory & Oversight Committee
Member and Governance Committee      $8086      $191     $10,256      $60,861
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Leon Levy7                           $775        $0      $133,352    $173,700
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Benjamin Lipstein7                  $1,005      $181     $115,270    $150,152
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joel W. Motley
Governance Committee Acting
Chairman and Regulatory &            $7448       $4         $0        $14,453
Oversight Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elizabeth Moynihan7                 $1,024     $1,149    $57,086     $105,760
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth A. Randall
Audit Committee Member and          $1,055      $144     $74,471      $97,012
Governance Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward V. Regan
Audit Committee Chairman and        $1,098      $552     $46,313      $95,960
Proxy Committee Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Russell S. Reynolds, Jr.
Proxy Committee Member and Audit     $848       $568     $48,991      $71,792
Committee Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donald Spiro                         $715       $219     $9,3969      $64,080
---------------------------------------------------------------------------------
1.  Aggregate   Compensation  From  Fund  includes  fees  and
deferred compensation, if any, for a Trustee.
2.  Estimated  Annual  Retirement  Benefits  to be Paid  Upon
Retirement   is  based  on  a  straight   life  payment  plan
election  with the  assumption  that a Trustee will retire at the age of 75 and is  eligible  (after 7 years of service) to receive  retirement  plan  benefits as described  below under
"Retirement Plan for Trustees."
3. Includes  $379 deferred by Mr.  Yeutter under the Deferred
Compensation Plan described below.
4.  Includes  $24,989  estimated  to be paid to Mr. Galli for serving  as a trustee  or  director  of 10 other  Oppenheimer funds that are not Board I Funds.
5.  Includes  $92,626  paid  to  Mr.  Galli  for  serving  as trustee or  director of 10 other  Oppenheimer  funds that are not Board I Funds.
6.  Includes  $808  deferred  by  Mr.   Griffiths  under  the
Deferred Compensation Plan described below.
7.  Messrs.  Levy and Lipstein  and Ms.  Moynihan  retired as
Trustees  from the Board I Funds  effective  January 1, 2003,
March 31, 2003 and July 31, 2003, respectively.
8.  Includes  $149  deferred by Mr. Motley under the Deferred
Compensation Plan described below.
9. The amount for Mr. Spiro is based on the  assumption  that he  will  retire  at age  82  when  he  becomes  eligible  to receive retirement plan benefits (after 7 years of service).

      |X| Retirement Plan for Trustees. The Fund has
adopted a retirement plan that provides for payments to
retired Independent Trustees. Payments are up to 80% of the
average compensation paid during a Trustee's five years of
service in which the highest compensation was received. A
Trustee must serve as trustee for any of the Board I Funds
for at least seven years in order to be eligible for
retirement plan benefits and must serve for at least 15
years to be eligible for the maximum benefit. Each
Trustee's retirement benefits will depend on the amount of
the Trustee's future compensation and length of service.

      |X| Deferred Compensation Plan for Trustees. The
Board of Trustees has adopted a Deferred Compensation Plan
for disinterested trustees that enables them to elect to
defer receipt of all or a portion of the annual fees they
are entitled to receive from the Fund. Under the plan, the
compensation deferred by a Trustee is periodically adjusted
as though an equivalent amount had been invested in shares
of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan is determined
based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not
materially affect the Fund's assets, liabilities or net
income per share. The plan will not obligate the Fund to
retain the services of any Trustee or to pay any particular
level of compensation to any Trustee. Pursuant to an Order
issued by the SEC, the Fund may invest in the funds
selected by the Trustee under the plan without shareholder
approval for the limited purpose of determining the value
of the Trustee's deferred fee account.

      |X| Major Shareholders. As of November 24, 2003, the
only persons who owned of record or were known by the Fund
to own beneficially 5% or more of any class of the Fund's
outstanding shares, and their holdings of that class as of
that date, were the following:

      RPSS TR, Tetco Inc., 401K Employees Savings Plan,
      P.O. Box 171720 San Antonio, Texas 78217, which owned
      873,821.562 Class A shares (representing
      approximately 9.27% of the Fund's then outstanding
      Class A shares).

      RPSS TR, UMG Manufacturing & Logistics Inc., 401K,
      700 S Battleground Ave, Grover, North Carolina 28073,
      which owned 618,385.503 Class A shares (representing
      approximately 6.56% of the Fund's then outstanding
      Class A shares).

      MCB Trust Services TR, Footlocker 401K Plan, 700 17th
      Street, Suite 300, Denver, Colorado 80202, which
      owned 559,454.038 Class A shares (representing
      approximately 5.93% of the Fund's then outstanding
      Class N shares).

      City National Bank TR, PHJ&W Pooled Plan #1624-491,
      PO Box 51312, Los Angeles, California 90051, which
      owned 2,401,903.986 Class N shares (representing
      approximately 10.83% of the Fund's then outstanding
      Class N shares).

      Saturn & Co., c/o Investors Bank & Trust Co. T, PO
      Box 9130, Boston, Massachusetts 02117, which owned
      72,546.010 Class Y shares (representing approximately
      99.67% of the Fund's then outstanding Class N shares).

The Manager. The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company, a global,
diversified insurance and financial services organization,
a global, diversified insurance and financial services
organization.

      |X| Code of Ethics. The Fund, the Manager and the
Distributor have a Code of Ethics. It is designed to detect
and prevent improper personal trading by certain employees,
including portfolio managers, that would compete with or
take advantage of the Fund's portfolio transactions.
Covered persons include persons with knowledge of the
investments and investment intentions of the Fund and other
funds advised by the Manager. The Code of Ethics does
permit personnel subject to the Code to invest in
securities, including securities that may be purchased or
held by the Fund, subject to a number of restrictions and
controls. Compliance with the Code of Ethics is carefully
monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's
registration statement filed with the SEC and can be
reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. You can obtain information about the hours
of operation of the Public Reference Room by calling the
SEC at 1.202.942.8090. The Code of Ethics can also be
viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at
www.sec.gov. Copies may be obtained, after paying a
-----------
duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the
                -------------------
SEC's Public Reference Section, Washington, D.C. 20549-0102.

      |X| Portfolio Proxy Voting.  The Fund has adopted
Portfolio Proxy Voting Policies and Procedures under which
the Fund votes proxies relating to securities ("portfolio
proxies") held by the Fund. The Fund's primary
consideration in voting portfolio proxies is the financial
interests of the Fund and its shareholders. The Fund has
retained an unaffiliated third-party as its agent to vote
portfolio proxies in accordance with the Fund's Portfolio
Proxy Voting Guidelines and to maintain records of such
portfolio proxy voting. The Proxy Voting Guidelines include
provisions to address conflicts of interest that may arise
between the Fund and OppenheimerFunds, Inc. where an
OppenheimerFunds, Inc. directly-controlled affiliate manages or administers the assets of a pension plan of a company
soliciting the proxy. The Fund's Portfolio Proxy Voting
Guidelines on routine and non-routine proxy proposals are
summarized below.

o     The Fund votes with the recommendation of the
            issuer's management on routine matters, including
            election of directors nominated by management and
            ratification of auditors, unless circumstances
            indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals
            and supports elimination of anti-takeover proposals,
            absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a
            super-majority vote requirement, and opposes
            management proposals to add a super-majority vote
            requirement.
o     The Fund opposes proposals to classify the board of
            directors.
o     The Fund supports proposals to eliminate cumulative
            voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation
            questions such as stock option plans and bonus plans
            to be ordinary business activity. The Fund analyzes
            stock option plans, paying particular attention to
            their dilutive effect. While the Fund generally
            supports management proposals, the Fund opposes plans
            it considers to be excessive.

      The Fund will be required to file new Form N-PX, with
its complete proxy voting record for the 12 months ended
June 30th, no later than August 31st of each year. The
first such filing is due no later than August 31, 2004, for
the twelve months ended June 30, 2004. Once filed, the
Fund's Form N-PX filing will be available (i) without
charge, upon request, by calling the Fund toll-free at
1.800.225.5677 and (ii) on the SEC's website at www.sec.gov.
                                                -----------

      |X| The Investment Advisory Agreement. The Manager
provides investment advisory and management services to the
Fund under an investment advisory agreement between the
Manager and the Fund. The Manager selects securities for
the Fund's portfolio and handles its day-to-day business.
The portfolio manager of the Fund is employed by the
Manager and is the person who is principally responsible
for the day-to-day management of the Fund's portfolio.
Other members of the Manager's fixed-income Portfolio Team
provide the portfolio manager with counsel and support in
managing the Fund's portfolio.

      The agreement requires the Manager, at its expense,
to provide the Fund with adequate office space, facilities
and equipment. It also requires the Manager to provide and
supervise the activities of all administrative and clerical
personnel required to provide effective administration for
the Fund. Those responsibilities include the compilation
and maintenance of records with respect to its operations,
the preparation and filing of specified reports, and
composition of proxy materials and registration statements
for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the
Manager under the advisory agreement. The advisory
agreement lists examples of expenses paid by the Fund. The
major categories relate to interest, taxes, brokerage
commissions, fees to certain Trustees, legal and audit
expenses, custodian and transfer agent expenses, share
issuance costs, certain printing and registration costs and
non-recurring expenses, including litigation costs. The
management fees paid by the Fund to the Manager are
calculated at the rates described in the Prospectus, which
are applied to the assets of the Fund as a whole. The fees
are allocated to each class of shares based upon the
relative proportion of the Fund's net assets represented by
that class. The management fees paid by the Fund to the
Manager during its last three fiscal years were:

   --------------------------------------------------------------------------
   Fiscal Period ended 10/31:    Management Fees Paid to OppenheimerFunds,
                                                   Inc.
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
              2001                               $278,833
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
              2002                              $1,016,474
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
              2003                              $2,220,602
   --------------------------------------------------------------------------

      The investment advisory agreement states that in the
absence of willful misfeasance, bad faith, gross negligence
in the performance of its duties or reckless disregard of
its obligations and duties under the investment advisory
agreement, the Manager is not liable for any loss the Fund
sustains for any investment, adoption of any investment
policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as
investment advisor for any other person, firm or
corporation and to use the name "Oppenheimer" in connection
with other investment companies for which it may act as
investment advisor or general distributor. If the Manager
shall no longer act as investment advisor to the Fund, the
Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

      |X| Annual Approval of Investment Advisory Agreement.
Each year, the Board of Trustees, including a majority of
the Independent Trustees, is required to approve the
renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and
evaluate and the Manager provide such information as may be
reasonably necessary to evaluate the terms of the
investment advisory agreement. The Board employs an
independent consultant to prepare a report that provides
such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1
distribution fees the Fund pays. These distribution fees
are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in
arriving at its decision to renew the investment advisory
agreement. Among other factors, the Board considered:
o     The nature, cost, and quality of the services
         provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison
         to regular market indices;
o     Economies of scale that may be available to the Fund
         from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or
         services received by the Fund from its
         relationship with the Manager; and
o     The direct and indirect benefits the Manager received
         from its relationship with the Fund. These
         included services provided by the Distributor and
         the Transfer Agent, and brokerage and soft dollar
         arrangements permissible under Section 28(e) of
         the Securities Exchange Act.

      The Board considered that the Manager must be able to
pay and retain high quality personnel at competitive rates
to provide services to the Fund. The Board also considered
that maintaining the financial viability of the Manager is
important so that the Manager will be able to continue to
provide quality services to the Fund and its shareholders
in adverse times. The Board also considered the investment
performance of other mutual funds advised by the Manager.
The Board is aware that there are alternatives to the use
of the Manager.

      These matters were also considered by the Independent
Trustees, meeting separately from the full Board with
experienced Counsel to the Fund who assisted the Board in
its deliberations. The Fund's Counsel is independent of the
Manager within the meaning and intent of the SEC Rules
regarding the independence of counsel.

      After careful deliberation, the Board, including the
Independent Trustees, concluded that it was in the best
interest of shareholders to continue the investment
advisory agreement for another year. In arriving at a
decision, the Board did not single out any one factor or
group of factors as being more important than other
factors, but considered all factors together. The Board
judged the terms and conditions of the investment advisory
agreement, including the investment advisory fee, in light
of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.
One of the duties of the Manager under the investment
advisory agreement is to arrange the portfolio transactions
for the Fund. The advisory agreement contains provisions
relating to the employment of broker-dealers to effect the
Fund's portfolio transactions. The Manager is authorized by
the advisory agreement to employ broker-dealers, including
"affiliated" brokers, as that term is defined in the
Investment Company Act. The Manager may employ
broker-dealers that the Manager thinks, in its best
judgment based on all relevant factors, will implement the
policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most
favorable price obtainable. The Manager need not seek
competitive commission bidding. However, it is expected to
be aware of the current rates of eligible brokers and to
minimize the commissions paid to the extent consistent with
the interests and policies of the Fund as established by
its Board of Trustees.

      Under the investment advisory agreement, the Manager
may select brokers (other than affiliates) that provide
brokerage and/or research services for the Fund and/or the
other accounts over which the Manager or its affiliates
have investment discretion. The commissions paid to such
brokers may be higher than another qualified broker would
charge, if the Manager makes a good faith determination
that the commission is fair and reasonable in relation to
the services provided. Subject to those considerations, as
a factor in selecting brokers for the Fund's portfolio
transactions, the Manager may also consider sales of shares
of the Fund and other investment companies for which the
Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager
allocates brokerage for the Fund subject to the provisions
of the investment advisory agreement and the procedures and
rules described above. Generally, the Manager's portfolio
traders allocate brokerage based upon recommendations from
the Manager's portfolio managers. In certain instances,
portfolio managers may directly place trades and allocate
brokerage. In either case, the Manager's executive officers
supervise the allocation of brokerage.

      Transactions in securities other than those for which
an exchange is the primary market are generally done with
principals or market makers. In transactions on foreign
exchanges, the Fund may be required to pay fixed brokerage
commissions and therefore would not have the benefit of
negotiated commissions available in U.S. markets. Brokerage
commissions are paid primarily for transactions in listed
securities or for certain fixed-income agency transactions
in the secondary market. Otherwise brokerage commissions
are paid only if it appears likely that a better price or
execution can be obtained by doing so. In an option
transaction, the Fund ordinarily uses the same broker for
the purchase or sale of the option and any transaction in
the securities to which the option relates.

      Other funds advised by the Manager have investment
policies similar to those of the Fund. Those other funds
may purchase or sell the same securities as the Fund at the
same time as the Fund, which could affect the supply and
price of the securities. If two or more funds advised by
the Manager purchase the same security on the same day from
the same dealer, the transactions under those combined
orders are averaged as to price and allocated in accordance
with the purchase or sale orders actually placed for each
account.

      Most purchases of debt obligations are principal
transactions at net prices. Instead of using a broker for
those transactions, the Fund normally deals directly with
the selling or purchasing principal or market maker unless
the Manager determines that a better price or execution can
be obtained by using the services of a broker. Purchases of
portfolio securities from underwriters include a commission
or concession paid by the issuer to the underwriter.
Purchases from dealers include a spread between the bid and
asked prices. The Fund seeks to obtain prompt execution of
these orders at the most favorable net price. Purchases of
shares of other Oppenheimer funds do not require the
payment of a commission, concession or spread.

      The investment advisory agreement permits the Manager
to allocate brokerage for research services. The research
services provided by a particular broker may be useful only
to one or more of the advisory accounts of the Manager and
its affiliates. The investment research received for the
commissions of those other accounts may be useful both to
the Fund and one or more of the Manager's other accounts.
Investment research may be supplied to the Manager by a
third party at the instance of a broker through which
trades are placed.

      Investment research services include information and
analysis on particular companies and industries as well as
market or economic trends and portfolio strategy, market
quotations for portfolio evaluations, information systems,
computer hardware and similar products and services. If a
research service also assists the Manager in a non-research
capacity (such as bookkeeping or other administrative
functions), then only the percentage or component that
provides assistance to the Manager in the investment
decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use
stated commissions on secondary fixed-income agency trades
to obtain research if the broker represents to the Manager
that: (i) the trade is not from or for the broker's own
inventory, (ii) the trade was executed by the broker on an
agency basis at the stated commission, and (iii) the trade
is not a riskless principal transaction. The Board of
Trustees permits the Manager to use concessions on
fixed-price offerings to obtain research, in the same
manner as is permitted for agency transactions.

      The research services provided by brokers broadens
the scope and supplements the research activities of the
Manager. That research provides additional views and
comparisons for consideration, and helps the Manager to
obtain market information for the valuation of securities
that are either held in the Fund's portfolio or are being
considered for purchase. The Manager provides information
to the Board about the commissions paid to brokers
furnishing such services, together with the Manager's
representation that the amount of such commissions was
reasonably related to the value or benefit of such
services.

-------------------------------------------------------------------------------
   Fiscal Year Ended 10/31:     Total Brokerage Commissions Paid by the Fund1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2001                                   None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2002                                   None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2003                                   $8322
-------------------------------------------------------------------------------
 1.  Amounts  do  not  include   spreads  or  commissions  on
principal transactions on a net trade basis
2.  In  the  fiscal  year  ended  10/31/03,   there  were  no
transactions directed to brokers for research services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement
with the Fund, the Distributor acts as the Fund's principal
underwriter in the continuous public offering of the Fund's
classes of shares. The Distributor is not obligated to sell
a specific number of shares. Expenses normally attributable
to sales, including advertising and the cost of printing
and mailing prospectuses, other than those furnished to
existing shareholders, are borne by the Distributor.

      The sales charges and concessions paid to, or
retained by, the Distributor from the sale of shares during
the Fund's three most recent fiscal years, and the
contingent deferred sales charges retained by the
Distributor on the redemption of shares for the 3 most
recent fiscal years are shown in the tables below.

---------------------------------------------------------------------------------
    Fiscal Year        Aggregate Front-End     Class A Front-End Sales Charges
   Ended 10/31:     Sales Charges on Class A       Retained by Distributor1
                             Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
       2001                 $111,927                        $3,417
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
       2002                  $68,872                         $756
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
       2003                  $58,328                        $4,626
---------------------------------------------------------------------------------
1. Includes  amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

---------------------------------------------------------------------------------
Fiscal     Concessions on   Concessions on   Concessions on     Concessions on
Year       Class A Shares   Class B Shares   Class C Shares     Class N Shares
Ended       Advanced by      Advanced by       Advanced by       Advanced by
 10/31:     Distributor      Distributor       Distributor       Distributor1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2001        $121,032         $38,645           $19,846            16,376
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2002        $63,148          $106,463          $99,210          $270,3082
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2003        $57,446          $192,916         $174,510           $338,576
---------------------------------------------------------------------------------
1. The Distributor  advances  concession  payments to dealers for  certain  sales of Class A shares  and for sales of Class
B, Class C and Class N shares from its own  resources  at the time of sale.
2. The inception date of Class N shares was March 1, 2001

---------------------------------------------------------------------------------
Fiscal        Class A           Class B           Class C           Class N
             Contingent
           Deferred Sales     Contingent        Contingent        Contingent
Year          Charges       Deferred Sales    Deferred Sales    Deferred Sales
Ended       Retained by    Charges Retained  Charges Retained  Charges Retained
  10/31     Distributor     by Distributor    by Distributor    by Distributor
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2001          None             None              None              None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2002        $12,918           $9,627            $7,434           $166,036
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
  2003          $964            $65,558           $26,968          $325,198
---------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a
Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under
Rule 12b-1 of the Investment Company Act. Under those plans
the Fund pays the Distributor for all or a portion of its
costs incurred in connection with the distribution and/or
servicing of the shares of the particular class. Each plan
has been approved by a vote of the Board of Trustees,
including a majority of the Independent Trustees1, cast in
person at a meeting called for the purpose of voting on
that plan.

      Under the plans, the Manager and the Distributor may
make payments to affiliates and, in their sole discretion,
from time to time, may use their own resources (at no
direct cost to the Fund) to make payments to brokers,
dealers or other financial institutions for distribution
and administrative services they perform. The Manager may
use its profits from the advisory fee it receives from the
Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments
they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the
plan continues in effect from year to year but only if the
Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting
called for the purpose of voting on continuing the plan. A
plan may be terminated at any time by the vote of a
majority of the Independent Trustees or by the vote of the
holders of a "majority" (as defined in the Investment
Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees
must approve all material amendments to a plan. An
amendment to increase materially the amount of payments to
be made under a plan must be approved by shareholders of
the class affected by the amendment. Because Class B shares
of the Fund automatically convert into Class A shares after
six years, the Fund must obtain the approval of both Class
A and Class B shareholders for a proposed material
amendment to the Class A Plan that would materially
increase payments under the Plan. That approval must be by
a "majority" (as defined in the Investment Company Act) of
the shares of each Class, voting separately by class.

      While the Plans are in effect, the Treasurer of the
Fund shall provide separate written reports on the plans to
the Board of Trustees at least quarterly for its review.
The reports shall detail the amount of all payments made
under a plan and the purpose for which the payments were
made. Those reports are subject to the review and approval
of the Independent Trustees.

      Each Plan states that while it is in effect, the
selection and nomination of those Trustees of the Fund who
are not "interested persons" of the Fund is committed to
the discretion of the Independent Trustees. This does not
prevent the involvement of others in the selection and
nomination process as long as the final decision as to
selection or nomination is approved by a majority of the
Independent Trustees.

      Under the Plan for a class, no payment will be made
to any recipient in any quarter in which the aggregate net
asset value of all Fund shares of that class held by the
recipient for itself and its customers does not exceed a
minimum amount, if any, that may be set from time to time
by a majority of the Independent Trustees. The Board of
Trustees has set no minimum amount of assets to qualify for
payments under the plans.

      |X| Class A Service Plan Fees. Under the Class A
Service Plan, the Distributor currently uses the fees it
receives from the Fund to pay brokers, dealers and other
financial institutions (they are referred to as
"recipients") for personal services and account maintenance
services they provide for their customers who hold Class A
shares. The services include, among others, answering
customer inquiries about the Fund, assisting in
establishing and maintaining accounts in the Fund, making
the Fund's investment plans available and providing other
services at the request of the Fund or the Distributor.
While the plan permits the Board to authorize payments to
the Distributor to reimburse itself for services under the
plan, the Board has not yet done so except in the case of
the special arrangement described below regarding
grandfathered retirement accounts. The Distributor makes
payments to plan recipients quarterly at an annual rate not
to exceed 0.25% of the average annual net assets consisting
of Class A shares held in the accounts of the recipients or
their customers.

      With respect to purchases of Class A shares subject
to a contingent deferred sales charge by certain retirement
plans that purchased such shares prior to March 1, 2001
("grandfathered retirement accounts"), the Distributor
currently intends to pay the service fee to recipients in
advance for the first year after the shares are purchased.
During the first year the shares are sold to grandfathered
retirement accounts, the Distributor retains the service
fee to reimburse itself for the costs of distributing the
shares. After the first year shares are outstanding, the
Distributor makes service fee payments to recipients
quarterly on those shares. The advance payment is based on
the net asset value of shares sold. Shares purchased by
exchange do not qualify for the advance service fee
payment. If Class A shares purchased by grandfathered
retirement account are redeemed during the first year after
their purchase, the recipient of the service fees on those
shares will be obligated to repay the Distributor a pro
rata portion of the advance payment of the service fee made
on those shares.

      For the fiscal year ended October 31, 2003, payments
under the Class A plan totaled $228,125, of which $73 was
retained by the Distributor under the arrangement described
above, and included $8,208 paid to an affiliate of the
Distributor's parent company. Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any
fiscal year cannot be recovered in subsequent years. The
Distributor may not use payments received under the Class A
Plan to pay any of its interest expenses, carrying charges,
or other financial costs, or allocation of overhead.

      |X| Class B, Class C and Class N Service and
Distribution Plan Fees. Under the Class B and Class C
plans, service fees and distribution fees, and with respect
to the Class N plan the service fees, are computed on the
average of the net asset value of shares in the respective
class, determined as of the close of each regular business
day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than
the amounts paid by the Fund under the plan during the
period for which the fee is paid. The types of services
that recipients provide are similar to the services
provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the
asset-based sales charges and the service fees or to pay
recipients the service fee on a quarterly basis, without
payment in advance. However, the Distributor currently
intends to pay the service fee to recipients in advance for
the first year after the shares are purchased. After the
first year shares are purchased, the Distributor makes
service fee payments quarterly on those shares. The advance
payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance
service fee payment. If Class B, Class C or Class N shares
are redeemed during the first year after their purchase,
the recipient of the service fees on those shares will be
obligated to repay the Distributor a pro rata portion of
the advance payment of the service fee made on those shares.

      The asset-based sales charge and service fees
increase Class B and Class C expenses by 1.00% and the
service fees increases Class N expenses by 0.25% of the net
assets per year of the respective class. The Distributor
retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C
shares during the first year the shares are outstanding. It
pays the asset-based sales charge as an ongoing concession
to the recipient on Class C shares outstanding for a year
or more. If a dealer has a special agreement with the
Distributor, the Distributor will pay the Class B, Class C
and/or Class N service fee and the asset-based sales charge
to the dealer quarterly in lieu of paying the sales
concessions and service fee in advance at the time of
purchase.

      The asset-based sales charges on Class B and Class C
shares allow investors to buy shares without a front-end
sales charge while allowing the Distributor to compensate
dealers that sell those shares. The Fund pays the
asset-based sales charges to the Distributor for its
services rendered in distributing Class B and Class C
shares. The payments are made to the Distributor in
recognition that the Distributor:
      o  pays sales concessions to authorized brokers and
         dealers at the time of sale and pays service fees
         as described above,
      o  may finance payment of sales concessions and/or the
         advance of the service fee payment to recipients
         under the plans, or may provide such financing from
         its own resources or from the resources of an
         affiliate,
      o  employs personnel to support distribution of Class
         B and Class C shares,
      o  bears the costs of sales literature, advertising
         and prospectuses (other than those furnished to
         current shareholders) and state "blue sky"
         registration fees and certain other distribution
         expenses,
o     may not be able to adequately compensate dealers that
         sell Class B and Class C shares without receiving
         payment under the plans and therefore may not be
         able to offer such Classes for sale absent the
         plans,
o     receives payments under the plans consistent with the
         service fees and asset-based sales charges paid by
         other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the
         Fund in various third-party distribution programs
         that may increase sales of Fund shares,
o     may experience increased difficulty selling the
         Fund's shares if payments under the plan are
         discontinued because most competitor funds have
         plans that pay dealers for rendering distribution
         services as much or more than the amounts currently
         being paid by the Fund, and
o     may not be able to continue providing, at the same or
         at a lesser cost, the same quality distribution
         sales efforts and services, or to obtain such
         services from brokers and dealers, if the plan
         payments were to be discontinued.

      When Class B, Class C or Class N shares are sold
without the designation of a broker-dealer, the Distributor
is automatically designated as the broker-dealer of record.
In those cases, the Distributor retains the service fee
paid on Class B, Class C and Class N shares and retains the
asset-based sales charge paid on Class B and Class C shares.

      The Distributor's actual expenses in selling Class B,
Class C and Class N shares may be more than the payments it
receives from the contingent deferred sales charges
collected on redeemed shares and from the Fund under the
plans. If either the Class B, Class C or Class N plan is
terminated by the Fund, the Board of Trustees may allow the
Fund to continue payments of the asset-based sales charge
to the Distributor for distributing shares before the plan
was terminated.

-------------------------------------------------------------------------------
 Distribution Fees Paid to the Distributor in the Fiscal Year Ended 10/31/03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                Distributor's   Distributor's
                                                  Aggregate      Unreimbursed
                     Total         Amount       Unreimbursed    Expenses as %
                   Payments     Retained by       Expenses      of Net Assets
     Class        Under Plan    Distributor      Under Plan        of Class
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B Plan        $80,423       $68,7341        $272,489          2.73%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C Plan       $193,012      $131,1052        $331,686          1.36%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N Plan       $450,965         $03          $1,008,962         0.46%
-------------------------------------------------------------------------------
1. Includes $1,518 paid to an affiliate of the
Distributor's parent company.
2. Includes $4,529 paid to an affiliate of the
Distributor's parent company.
3. $17,649 was paid to an affiliate of the Distributor's
parent company.

      All payments under the Plans are subject to the
limitations imposed by the Conduct Rules of the National
Association of Securities Dealers, Inc. on payments of
asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a
variety of terms to illustrate its performance. These terms
include "standardized yield," "dividend yield," "average
annual total return," "cumulative total return," "average
annual total return at net asset value" and "total return
at net asset value." An explanation of how yields and total
returns are calculated is set forth below. The charts below
show the Fund's performance as of the Fund's most recent
fiscal period. You can obtain current performance
information by calling the Fund's Transfer Agent at
1.800.225.5677 or by visiting the OppenheimerFunds Internet
website at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in
advertisements must comply with rules of the SEC. Those
rules describe the types of performance data that may be
used and how it is to be calculated. In general, any
advertisement by the Fund of its performance data must
include the average annual total returns for the advertised
class of shares of the Fund. Those returns must be shown
for the 1-, 5- and 10-year periods (or the life of the
class, if less) ending as of the most recently ended
calendar quarter prior to the publication of the
advertisement (or its submission for publication). Certain
types of yields may also be shown, provided that they are
accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables
an investor to compare the Fund's performance to the
performance of other funds for the same periods. However, a
number of factors should be considered before using the
Fund's performance information as a basis for comparison
with other investments:
o     Yields and total returns measure the performance of a
         hypothetical account in the Fund over various
         periods and do not show the performance of each
         shareholder's account. Your account's performance
         will vary from the model performance data if your
         dividends are received in cash, or you buy or sell
         shares during the period, or you bought your
         shares at a different time and price than the
         shares used in the model.
o     The Fund's performance returns may not reflect the
         effect of taxes on dividends and capital gains
         distributions.
o     An investment in the Fund is not insured by the FDIC
         or any other government agency.
o     The principal value of the Fund's shares, and its
         yields and total returns are not guaranteed and
         normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be
         worth more or less than their original cost.
o     Yields and total returns for any given past period
         represent historical performance information and
         are not, and should not be considered, a
         prediction of future yields or returns.

      The performance of each class of shares is shown
separately, because the performance of each class of shares
will usually be different. That is because of the different
kinds of expenses each class bears. The yields and total
returns of each class of shares of the Fund are affected by
market conditions, the quality of the Fund's investments,
the maturity of those investments, the types of investments
the Fund holds, and its operating expenses that are
allocated to the particular class.

      |X| Yields. The Fund uses a variety of different
yields to illustrate its current returns. Each class of
shares calculates its yield separately because of the
different expenses that affect each class.

            |_| Standardized Yield. The "standardized
yield" (sometimes referred to just as "yield") is shown for
a class of shares for a stated 30 day period. It is not
based on actual distributions paid by the Fund to
shareholders in the 30 day period, but is a hypothetical
yield based upon the net investment income from the Fund's
portfolio investments for that period. It may therefore
differ from the "dividend yield" for the same class of
shares, described below.

      Standardized yield is calculated using the following
formula set forth in rules adopted by the SEC, designed to
assure uniformity in the way that all funds calculate their
yields:

 Standardized Yield = 2a-b + 1)6 -1]
                       ---
                     [(
                       cd

      The symbols above represent the following factors:
      a =  dividends  and interest  earned  during the 30 day
           period.
      b =  expenses  accrued  for  the  period  (net  of  any
           expense assumptions).
      c =  the average  daily  number of shares of that class
           outstanding  during  the 30 day  period  that were
           entitled to receive dividends.
      d =  the  maximum  offering  price  per  share  of that
           class on the last day of the period,  adjusted for
           undistributed net investment income.

      The standardized yield for a particular 30 day period
may differ from the yield for other periods. The SEC
formula assumes that the standardized yield for a 30 day
period occurs at a constant rate for a six month period and
is annualized at the end of the six month period.
Additionally, because each class of shares is subject to
different expenses, it is likely that the standardized
yields of the Fund's classes of shares will differ for any
30 day period.

            |_| Dividend Yield. The Fund may quote a
"dividend yield" for each class of its shares. Dividend
yield is based on the dividends paid on a class of shares
during the actual dividend period. To calculate dividend
yield, the dividends of a class declared during a stated
period are added together, and the sum is multiplied by 12
(to annualize the yield) and divided by the maximum
offering price on the last day of the dividend period. The
formula is shown below:

 Dividend Yield = dividends paid x 12/maximum offering price
                       (payment date)

      The maximum offering price for Class A shares
includes the current maximum initial sales charge. The
maximum offering price for Class B and Class C shares is
the net asset value per share, without considering the
effect of contingent deferred sales charges. There is no
sales charge on Class Y shares. The Class A dividend yield
may also be quoted without deducting the maximum initial
sales charge.

-------------------------------------------------------------------------------
           The Fund's Yields for the 30-Day Periods Ended 10/31/03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Standardized Yield                 Dividend Yield

Class of
Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                 Without          After          Without           After
                  Sales           Sales           Sales            Sales
                 Charge          Charge          Charge           Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A           2.18%           2.10%           1.18%            1.14%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B           1.44%            N/A            0.43%             N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C           1.44%            N/A            0.41%             N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N           2.25%            N/A            1.24%             N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class Y           2.78%            N/A            1.77%             N/A
-------------------------------------------------------------------------------

      |X| Total Return Information. There are different
types of "total returns" to measure the Fund's performance.
Total return is the change in value of a hypothetical
investment in the Fund over a given period, assuming that
all dividends and capital gains distributions are
reinvested in additional shares and that the investment is
redeemed at the end of the period. Because of differences
in expenses for each class of shares, the total returns for
each class are separately measured. The cumulative total
return measures the change in value over the entire period
(for example, 10 years). An average annual total return
shows the average rate of return for each year in a period
that would produce the cumulative total return over the
entire period. However, average annual total returns do not
show actual year-by-year performance. The Fund uses
standardized calculations for its total returns as
prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the
current maximum sales charge of 3.50% (as a percentage of
the offering price) is deducted from the initial investment
("P") (unless the return is shown without sales charge, as
described below). For Class B shares, payment of the
applicable contingent deferred sales charge is applied,
depending on the period for which the return is shown: 4.0%
in the first year, 3.0% in the second year, 2.0% in the
third and fourth years, 1.0% in the fifth year and none
thereafter. For Class C shares, the 1% contingent deferred
sales charge is deducted for returns for the one year
period. For Class N shares, the 1% contingent deferred
sales charge is deducted for returns for the one year
period Class N total returns may also be calculated for the
periods prior to March 1, 2001 (the inception date for
Class N shares), based on the Fund's Class A returns,
adjusted to reflect the higher Class N 12b-1 fees. Class Y
shares are not subject to a sales charge.

            |_| Average Annual Total Return. The "average
annual total return" of each class is an average annual
compounded rate of return for each year in a specified
number of years. It is the rate of return based on the
change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an Ending Redeemable
Value ("ERV" in the formula) of that investment, according
to the following formula:

ERV        - 1= Average Annual Total
---
l/n        Return
 P

            |_| Cumulative Total Return. The "cumulative
total return" calculation measures the change in value of a
hypothetical investment of $1,000 over an entire period of
years. Its calculation uses some of the same factors as
average annual total return, but it does not average the
rate of return on an annual basis. Cumulative total return
is determined as follows:

 ERV - P   = Total Return
-----------
    P

            |_| Total Returns at Net Asset Value. From time
to time the Fund may also quote a cumulative or an average
annual total return "at net asset value" (without deducting
sales charges) for Class A, Class B, Class C or Class N
shares. There is no sales charge on Class Y shares. Each is
based on the difference in net asset value per share at the
beginning and the end of the period for a hypothetical
investment in that class of shares (without considering
front-end or contingent deferred sales charges) and takes
into consideration the reinvestment of dividends and
capital gains distributions.

---------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 10/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of     Cumulative Total             Average Annual Total Returns
           Returns (10 years or
Shares        life of class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                         1-Year                5 Years (or
                                                             life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           After       Without   After        Without       After      Without
           Sales        Sales      Sales       Sales        Sales       Sales
            Charge     Charge      Charge      Charge      Charge      Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A     17.49%(1)  21.75%      -1.36%      2.22%       4.02%(1)    4.92%(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B     17.37%1    18.37%1     -2.55%      1.45%       3.99%(1)    4.20%(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C     18.34%1    18.34%1     0.43%       1.43%       4.20%(1)    4.20%(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N     11.95%2    11.95%2     1.37%       2.37%       4.32%2      4.32%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y     23.58%1    23.58%1     3.15%       3.15%       5.31%1      5.31%(1)
---------------------------------------------------------------------------------
2.  Inception  of Class  A,  Class  B,  Class C and  Class Y:
9/27/99.
3. Inception of Class N: 3/1/01

---------------------------------------------------------------------------------
         Average Annual Total Returns for Class A Shares (After Taxes)
                         For the Periods Ended 10/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                                      5 years
                                                        1 year      (or life of
                                                                      class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions                            -2.13%        2.09%1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions  and Redemption Of Fund    -0.91%        2.21%1
Shares
---------------------------------------------------------------------------------
1. Inception of Class A shares: 9/27/99

Other Performance Comparisons. The Fund compares its
performance annually to that of an appropriate
broadly-based market index in its Annual Report to
shareholders. You can obtain that information by contacting
the Transfer Agent at the addresses or telephone numbers
shown on the cover of this Statement of Additional
Information. The Fund may also compare its performance to
that of other investments, including other mutual funds, or
use rankings of its performance by independent ranking
entities. Examples of these performance comparisons are set
forth below.

      |X| Lipper Rankings. From time to time the Fund may
publish the ranking of the performance of its classes of
shares by Lipper, Inc. ("Lipper"). Lipper is a
widely-recognized independent mutual fund monitoring
service. Lipper monitors the performance of regulated
investment companies, including the Fund, and ranks their
performance for various periods in categories based on
investment styles. The Lipper performance rankings are
based on total returns that include the reinvestment of
capital gain distributions and income dividends but do not
take sales charges or taxes into consideration. Lipper also
publishes "peer-group" indices of the performance of all
mutual funds in a category that it monitors and averages of
the performance of the funds in particular categories.

      |X| Morningstar Ratings. From time to time the Fund
may publish the star rating of the performance of its
classes of shares by Morningstar, Inc., an independent
mutual fund monitoring service. Morningstar rates mutual
funds in their specialized market sector. The Fund is rated
among the Multisector Bond category.

      Morningstar proprietary star ratings reflect
historical risk-adjusted total investment return. For each
fund with at least a three-year history, Morningstar
calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in
a fund's monthly performance (including the effects of
sales charges, loads, and redemption fees), placing more
emphasis on downward variations and rewarding consistent
performance.  The top 10% of funds in each category receive
5 stars, the next 22.5% receive 4 stars, the next 35%
receive 3 stars, the next 22.5% receive 2 stars, and the
bottom 10% receive 1 star. (Each share class is counted as
a fraction of one fund within this scale and rated
separately, which may cause slight variations in the
distribution percentages.) The Overall Morningstar Rating
for a fund is derived from a weighted average of the
performance figures associated with its three-, five-and
ten-year (if applicable) Morningstar Rating metrics.

      |X| Performance Rankings and Comparisons by Other
Entities and Publications. From time to time the Fund may
include in its advertisements and sales literature
performance information about the Fund cited in newspapers
and other periodicals such as The New York Times, The Wall
Street Journal, Barron's, or similar publications. That
information may include performance quotations from other
sources, including Lipper and Morningstar. The performance
of the Fund's classes of shares may be compared in
publications to the performance
of various market indices or other investments, and
averages, performance rankings or other benchmarks prepared
by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the
Fund's share classes to the return on fixed-income
investments available from banks and thrift institutions.
Those include certificates of deposit, ordinary
interest-paying checking and savings accounts, and other
forms of fixed or variable time deposits, and various other
instruments such as Treasury bills. However, the Fund's
returns and share price are not guaranteed or insured by
the FDIC or any other agency and will fluctuate daily,
while bank depository obligations may be insured by the
FDIC and may provide fixed rates of return. Repayment of
principal and payment of interest on Treasury securities is
backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or
ratings of the Manager or Transfer Agent, and of the
investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of
shareholder and investor services by third parties may
include comparisons of their services to those provided by
other mutual fund families selected by the rating or
ranking services. They may be based upon the opinions of
the rating or ranking service itself, using its research or
judgment, or based upon surveys of investors, brokers,
shareholders or others.

      From time to time the Fund may include in its
advertisements and sales literature the total return
performance of a hypothetical investment account that
includes shares of the Fund and other Oppenheimer funds.
The combined account may be part of an illustration of an
asset allocation model or similar presentation. The account
performance may combine total return performance of the
Fund and the total return performance of other Oppenheimer
funds included in the account. Additionally, from time to
time, the Fund's advertisements and sales literature may
include, for illustrative or comparative purposes,
statistical data or other information about general or
specific market and economic conditions. That may include,
for example,
o     information about the performance of certain
         securities or commodities markets or segments of
         those markets,
o     information about the performance of the economies of
         particular countries or regions,
o     the earnings of companies included in segments of
         particular industries, sectors, securities
         markets, countries or regions,
o     the availability of different types of securities or
         offerings of securities,
o     information relating to the gross national or gross
         domestic product of the United States or other
         countries or regions,
o     comparisons of various market sectors or indices to
         demonstrate performance, risk, or other
         characteristics of the Fund.

About Your Account

How to Buy Shares

Additional information is presented below about the methods
that can be used to buy shares of the Fund. Appendix B
contains more information about the special sales charge
arrangements offered by the Fund, and the circumstances in
which sales charges may be reduced or waived for certain
classes of investors.

AccountLink. When shares are purchased through AccountLink,
each purchase must be at least $50 and shareholders must
                                   ---
invest at least $500 before an Asset Builder Plan
(described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain
at $25 for additional purchases. Shares will be purchased
on the regular business day the Distributor is instructed
to initiate the Automated Clearing House ("ACH") transfer
to buy the shares.  Dividends will begin to accrue on
shares purchased with the proceeds of ACH transfers on the
business day the Fund receives Federal Funds for the
purchase through the ACH system before the close of The New
York Stock Exchange ("the Exchange"). The Exchange normally
closes at 4:00 P.M., but may close earlier on certain days.
The proceeds of ACH transfers are normally received by the
Fund three days after the transfers are initiated. If the
proceeds of the ACH transfer are not received on a timely
basis, the Distributor reserves the right to cancel the
purchase order. The Distributor and the Fund are not
responsible for any delays in purchasing shares resulting
from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a
reduced sales charge rate may be obtained for Class A
shares under Right of Accumulation and Letters of Intent
because of the economies of sales efforts and reduction in
expenses realized by the Distributor, dealers and brokers
making such sales. No sales charge is imposed in certain
other circumstances described in Appendix B to this
Statement of Additional Information because the Distributor
or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower
sales charge rates that apply to larger purchases of Class
A shares and Class B shares, you and your spouse can add
together:
o     Class A and Class B shares you purchase for your
            individual accounts (including IRAs and 403(b)
            plans), or for your joint accounts, or for
            trust or custodial accounts on behalf of your
            children who are minors,
o     current purchases of Class A and Class B shares of
            the Fund and other Oppenheimer funds to reduce
            the sales charge rate that applies to current
            purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you
            previously purchased subject to an initial or
            contingent deferred sales charge to reduce the
            sales charge rate for current purchases of
            Class A shares, provided that you still hold
            your investment in one of the Oppenheimer
            funds.

      A fiduciary can count all shares purchased for a
trust, estate or other fiduciary account (including one or
more employee benefit plans of the same employer) that has
multiple accounts. The Distributor will add the value, at
current offering price, of the shares you previously
purchased and currently own to the value of current
purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current
purchases. You must request it when you buy shares.

      |X| The Oppenheimer Funds. The Oppenheimer funds are
those mutual funds for which the Distributor acts as the
distributor or the sub-distributor and currently include
the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Preservation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Senior Floating Rate Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Small Cap Value Fund
Oppenheimer Growth Fund                   Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund               Oppenheimer Total Return Bond Fund
Oppenheimer International Bond Fund       Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund     Oppenheimer Value Fund
Oppenheimer  International  Small Company
Fund                                      Limited-Term New York Municipal Fund
Oppenheimer Limited-Term Government Fund  Rochester Fund Municipals
Oppenheimer MidCap Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of
Class A shares of each of the Oppenheimer funds described
above except the money market funds. Under certain
circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market
fund shares may be subject to a contingent deferred sales
charge.

Letters of Intent. Under a Letter of Intent, if you
purchase Class A shares or Class A and Class B shares of
the Fund and other Oppenheimer funds during a 13 month
period, you can reduce the sales charge rate that applies
to your purchases of Class A shares. The total amount of
your intended purchases of both Class A and Class B shares
will determine the reduced sales charge rate for the Class
A shares purchased during that period. You can include
purchases made up to 90 days before the date of the Letter.
Letters of Intent do not consider Class C or Class N shares
you purchase or may have purchased.

      A Letter of Intent is an investor's statement in
writing to the Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13 month period (the
"Letter of Intent period"). At the investor's request, this
may include purchases made up to 90 days prior to the date
of the Letter. The Letter states the investor's intention
to make the aggregate amount of purchases of shares which,
when added to the investor's holdings of shares of those
funds, will equal or exceed the amount specified in the
Letter. Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and
Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
the Fund (and other Oppenheimer funds) that applies under
the Right of Accumulation to current purchases of Class A
shares. Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump sum purchase of
shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter of Intent period,
when added to the value (at offering price) of the
investor's holdings of shares on the last day of that
period, do not equal or exceed the intended purchase
amount, the investor agrees to pay the additional amount of
sales charge applicable to such purchases. That amount is
described in "Terms of Escrow," below (those terms may be
amended by the Distributor from time to time). The investor
agrees that shares equal in value to 5% of the intended
purchase amount will be held in escrow by the Transfer
Agent subject to the Terms of Escrow. Also, the investor
agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the Application
used for a Letter of Intent. If those terms are amended, as
they may be from time to time by the Fund, the investor
agrees to be bound by the amended terms and that those
amendments will apply automatically to existing Letters of
Intent.

      If the total eligible purchases made during the
Letter of Intent period do not equal or exceed the intended
purchase amount, the concessions previously paid to the
dealer of record for the account and the amount of sales
charge retained by the Distributor will be adjusted to the
rates applicable to actual total purchases. If total
eligible purchases during the Letter of Intent period
exceed the intended purchase amount and exceed the amount
needed to qualify for the next sales charge rate reduction
set forth in the Prospectus, the sales charges paid will be
adjusted to the lower rate. That adjustment will be made
only if and when the dealer returns to the Distributor the
excess of the amount of concessions allowed or paid to the
dealer over the amount of concessions that apply to the
actual amount of purchases. The excess concessions returned
to the Distributor will be used to purchase additional
shares for the investor's account at the net asset value
per share in effect on the date of such purchase, promptly
after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for
purchases of shares of the Fund and other Oppenheimer funds
by OppenheimerFunds prototype 401(k) plans under a Letter
of Intent. If the intended purchase amount under a Letter
of Intent entered into by an OppenheimerFunds prototype
401(k) plan is not purchased by the plan by the end of the
Letter of Intent period, there will be no adjustment of
concessions paid to the broker-dealer or financial
institution of record for accounts held in the name of that
plan.

      In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter of Intent period will be
deducted. It is the responsibility of the dealer of record
and/or the investor to advise the Distributor about the
Letter when placing any purchase orders for the investor
during the Letter of Intent period. All of such purchases
must be made through the Distributor.

      |X| Terms of Escrow That Apply to Letters of Intent.

      1.  Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of the Fund equal in value up to 5% of the intended
purchase amount specified in the Letter shall be held in
escrow by the Transfer Agent. For example, if the intended
purchase amount is $50,000, the escrow shall be shares
valued in the amount of $2,500 (computed at the offering
price adjusted for a $50,000 purchase). Any dividends and
capital gains distributions on the escrowed shares will be
credited to the investor's account.

      2.  If the total minimum investment specified under
the Letter is completed within the 13 month Letter of
Intent period, the escrowed shares will be promptly
released to the investor.

      3.  If, at the end of the 13 month Letter of Intent
period the total purchases pursuant to the Letter are less
than the intended purchase amount specified in the Letter,
the investor must remit to the Distributor an amount equal
to the difference between the dollar amount of sales
charges actually paid and the amount of sales charges which
would have been paid if the total amount purchased had been
made at a single time. That sales charge adjustment will
apply to any shares redeemed prior to the completion of the
Letter. If the difference in sales charges is not paid
within twenty days after a request from the Distributor or
the dealer, the Distributor will, within sixty days of the
expiration of the Letter, redeem the number of escrowed
shares necessary to realize such difference in sales
charges. Full and fractional shares remaining after such
redemption will be released from escrow. If a request is
received to redeem escrowed shares prior to the payment of
such additional sales charge, the sales charge will be
withheld from the redemption proceeds.

      4.  By signing the Letter, the investor irrevocably
constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.    The shares eligible for purchase under the Letter (or
the holding of which may be counted toward completion of a
Letter) include:
(a)   Class A shares sold with a front-end sales charge or
             subject to a Class A contingent deferred sales
             charge,
(b)   Class B shares of other Oppenheimer funds acquired
             subject to a contingent deferred sales charge,
             and
(c)   Class A or Class B shares acquired by exchange of
             either (1) Class A shares of one of the other
             Oppenheimer funds that were acquired subject
             to a Class A initial or contingent deferred
             sales charge or (2) Class B shares of one of
             the other Oppenheimer funds that were acquired
             subject to a contingent deferred sales charge.

      6.  Shares held in escrow hereunder will automatically
be exchanged for shares of another fund to which an
exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow
will be transferred to that other fund.

Retirement Plans. Certain types of retirement plans are
entitled to purchase shares of the Fund without sales
charge or at reduced sales charge rates, as described in
Appendix B to this Statement of Additional Information.
Certain special sales charge arrangements described in that
Appendix apply to retirement plans whose records are
maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special
arrangement with Merrill Lynch. If on the date the plan
sponsor signed the Merrill Lynch record keeping service
agreement the plan has less than $3 million in assets
(other than assets invested in money market funds) invested
in applicable investments, then the retirement plan may
purchase only Class B shares of the Oppenheimer funds. Any
retirement plans in that category that currently invest in
Class B shares of the Fund will have their Class B shares
converted to Class A shares of the Fund when the plan's
applicable investments reach $5 million. OppenheimerFunds
has entered into arrangements with certain record keepers
whereby the Transfer Agent compensates the record keeper
for its record keeping and account servicing functions that
it performs on behalf of the participant level accounts of
a retirement plan.  While such compensation may act to
reduce the record keeping fees charged by the retirement
plan's record keeper, that compensation arrangement may be
terminated at any time, potentially affecting the record
keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase
orders for the Fund's shares (for example, when a purchase
check is returned to the Fund unpaid) causes a loss to be
incurred when the net asset value of the Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order. The investor is responsible for that
loss. If the investor fails to compensate the Fund for the
loss, the Distributor will do so. The Fund may reimburse
the Distributor for that amount by redeeming shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund
represents an interest in the same portfolio of investments
of the Fund. However, each class has different shareholder
privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends
payable on Class B, Class C or Class N shares will be
reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to
which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor. That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances. Class A shares normally are sold subject to
an initial sales charge. While Class B, Class C and Class N
shares have no initial sales charge, the purpose of the
deferred sales charge and asset-based sales charge on Class
B, Class C and Class N shares is the same as that of the
initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions
that sell shares of the Fund. A salesperson who is entitled
to receive compensation from his or her firm for selling
Fund shares may receive different levels of compensation
for selling one class of shares rather than another.

      The Distributor will not accept any order in the
amount of $250,000 or more for Class B shares or $1 million
or more for Class C shares on behalf of a single investor
(not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for
that investor to purchase Class A shares of the Fund.

Class A Shares Subject to a Contingent Deferred Sales
Charge. For purchases of Class A shares at net asset value
whether or not subject to a contingent deferred sales
charge as described in the Prospectus, no sales concessions
will be paid to the broker-dealer of record, as described
in the Prospectus, on sales of Class A shares purchased
with the redemption proceeds of shares of another mutual
fund offered as an investment option in a retirement plan
in which Oppenheimer funds are also offered as investment
options under a special arrangement with the Distributor,
if the purchase occurs more than 30 days after the
Oppenheimer funds are added as an investment option under
that plan. Additionally, that concession will not be paid
on purchases of Class A shares by a retirement plan made
with the redemption proceeds of Class N shares of one or
more Oppenheimer funds held by the plan for more than 18
months.

      |X| Class B Conversion. Under current interpretations
of applicable federal income tax law by the Internal
Revenue Service, the conversion of Class B shares to Class
A shares 72 months after purchase is not treated as a
taxable event for the shareholder. If those laws or the IRS
interpretation of those laws should change, the automatic
conversion feature may be suspended. In that event, no
further conversion of Class B shares would occur while that
suspension remained in effect. Although Class B shares
could then be exchanged for Class A shares on the basis of
relative net asset value of the two classes, without the
imposition of a sales charge or fee, such exchange could
constitute a taxable event for the shareholder, and absent
such exchange, Class B shares might continue to be subject
to the asset-based sales charge for longer than five years.

      |X| Availability of Class N Shares. In addition to
the description of the types of retirement plans which may
purchase Class N shares contained in the prospectus, Class
N shares also are offered to the following:
o     to all rollover IRAs,
o     to all direct rollovers from
         OppenheimerFunds-sponsored Pinnacle and Ascender
         retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix B
         to this Statement of Additional Information) which
         have entered into a special agreement with the
         Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a)
         or 401(k) of the Internal Revenue Code, the
         recordkeeper or the plan sponsor for which has
         entered into a special agreement with the
         Distributor,
o     to Retirement Plans of a plan sponsor where the
         aggregate assets of all such plans invested in the
         Oppenheimer funds is $500,000 or more, and
o     to OppenheimerFunds-sponsored Ascender 401(k) plans
         that pay for the purchase with the redemption
         proceeds of Class A shares of one or more
         Oppenheimer funds.

      |X| Allocation of Expenses. The Fund pays expenses
related to its daily operations, such as custodian fees,
Trustees' fees, transfer agency fees, legal fees and
auditing costs. Those expenses are paid out of the Fund's
assets and are not paid directly by shareholders. However,
those expenses reduce the net asset value of shares, and
therefore are indirectly borne by shareholders through
their investment.

      The methodology for calculating the net asset value,
dividends and distributions of the Fund's share classes
recognizes two types of expenses. General expenses that do
not pertain specifically to any one class are allocated pro
rata to the shares of all classes. The allocation is based
on the percentage of the Fund's total assets that is
represented by the assets of each class, and then equally
to each outstanding share within a given class. Such
general expenses include management fees, Wrap Agreement
fees, legal, bookkeeping and audit fees, printing and
mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials
for current shareholders, fees to unaffiliated Trustees,
custodian expenses, share issuance costs, organization and
start-up costs, interest, taxes and brokerage commissions,
and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class. Examples of such expenses include
distribution and service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses, and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).

Account Fees. A $12 annual fee is assessed on any account
valued at less than $500. This fee will not be assessed on
the following accounts:
o     Accounts that have balances below $500 due to the
         automatic conversion of shares from Class B to
         Class A shares;
o     Accounts with an active Asset Builder Plan, payroll
         deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts
         that are making continuing purchases;
o     Certain accounts held by broker-dealers through the
         National Securities Clearing Corporation; and
o     Accounts that fall below the $500 threshold due
         solely to market fluctuations within the 12-month
         period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying
accounts annually on or about the second to last business
day of September. This annual fee is waived for any
shareholders who elect to access their account documents
through electronic document delivery rather than in paper
copy and who elect to utilize the Internet or PhoneLink as
their primary source for their general servicing needs. To
sign up to access account documents electronically via
eDocs Direct, please visit the Service Center on our
website at www.oppenheimerfunds.com or call 1.888.470.0862
for instructions.

Determination of Net Asset Values Per Share. The net asset
values per share of each class of shares of the Fund are
determined as of the close of business of the Exchange on
each day that the Exchange is open. The calculation is done
by dividing the value of the Fund's net assets attributable
to a class by the number of shares of that class that are
outstanding. The Exchange normally closes at 4:00 P.M.,
Eastern time, but may close earlier on some other days (for
example, in case of weather emergencies or on days falling
before a U.S. holiday). All references tro time in this
Statement of Additional Information mean "Eastern time."
The Exchange's most recent annual announcement (which is
subject to change) states that it will close on New Year's
Day, Presidents' Day, Martin Luther King, Jr. Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on
other days.

      Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and U.S. holidays) or after
4:00 P.M. and a regular business day. Because the Fund's
net asset values will not be calculated on those days, the
Fund's net asset values per share may be significantly
affected on such days, when shareholders may not purchase
or redeem shares. Additionally, trading on European and
Asian stock exchanges and over-the-counter markets normally
is completed before the close of the Exchange.

      Changes in the values of securities traded on foreign
exchanges or markets as a result of events that occur after
the prices of those securities are determined, but before
the close of the Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless
the Manager determines that the event is likely to effect a
material change in the value of the security. The Manager,
or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under
procedures established by the Board and subject to the
approval, ratification and confirmation by the Board at its
next ensuing meeting.

      |X| Securities Valuation. The Fund's Board of
Trustees has established procedures for the valuation of
the Fund's securities. In general those procedures are as
follows:

o     Equity securities traded on a U.S. securities
         exchange or on Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they
            are valued at the last reported sale price on
            the principal exchange on which they are traded
            or on Nasdaq, as applicable, on that day, or
(2)   if last sale information is not available on a
            valuation date, they are valued at the last
            reported sale price preceding the valuation
            date if it is within the spread of the closing
            "bid" and "asked" prices on the valuation date
            or, if not, at the closing "bid" price on the
            valuation date.

o     Equity securities traded on a foreign securities
         exchange generally are valued in one of the
         following ways:
(1)   at the last sale price available to the pricing
            service approved by the Board of Trustees, or
(2)   at the last sale price obtained by the Manager from
            the report of the principal exchange on which
            the security is traded at its last trading
            session on or immediately before the valuation
            date, or
(3)   at the mean between the "bid" and "asked" prices
            obtained from the principal exchange on which
            the security is traded or, on the basis of
            reasonable inquiry, from two market makers in
            the security.

o     Long-term debt securities having a remaining maturity
         in excess of 60 days are valued based on the mean
         between the "bid" and "asked" prices determined by
         a portfolio pricing service approved by the Fund's
         Board of Trustees or obtained by the Manager from
         two active market makers in the security on the
         basis of reasonable inquiry.

o     The following securities are valued at the mean
         between the "bid" and "asked" prices determined by
         a pricing service approved by the Fund's Board of
         Trustees or obtained by the Manager from two
         active market makers in the security on the basis
         of reasonable inquiry:
(1)   debt instruments that have a maturity of more than
            397 days when issued,
(2)   debt instruments that had a maturity of 397 days or
            less when issued and have a remaining maturity
            of more than 60 days, and
(3)   non-money market debt instruments that had a maturity
            of 397 days or less when issued and which have
            a remaining maturity of 60 days or less.

o     The following securities are valued at cost, adjusted
         for amortization of premiums and accretion of
         discounts:
(1)   money market debt securities held by a non-money
            market fund that had a maturity of less than
            397 days when issued that have a remaining
            maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that
            have a remaining maturity of 397 days or less.

o     Securities (including restricted securities) not
         having readily-available market quotations are
         valued at fair value determined under the Board's
         procedures. If the Manager is unable to locate two
         market makers willing to give quotes, a security
         may be priced at the mean between the "bid" and
         "asked" prices provided by a single active market
         maker (which in certain cases may be the "bid"
         price if no "asked" price is available).

      In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager may use pricing services
approved by the Board of Trustees. The pricing service may
use "matrix" comparisons to the prices for comparable
instruments on the basis of quality, yield, and maturity.
Other special factors may be involved (such as the
tax-exempt status of the interest paid by municipal
securities). The Manager will monitor the accuracy of the
pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

      The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

      Puts, calls, and futures are valued at the last sale
price on the principal exchange on which they are traded or
on Nasdaq, as applicable, as determined by a pricing
service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be
valued at the last sale price on the preceding trading day
if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on Nasdaq on the
valuation date. If not, the value shall be the closing bid
price on the principal exchange or on Nasdaq on the
valuation date. If the put, call or future is not traded on
an exchange or on Nasdaq, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers. In certain cases that may be
at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to
the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining the Fund's gain on investments,
if a call or put written by the Fund is exercised, the
proceeds are increased by the premium received. If a call
or put written by the Fund expires, the Fund has a gain in
the amount of the premium. If the Fund enters into a
closing purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction. If the Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

      Pursuant to procedures adopted by the Fund's Board of
Trustees, fair value of a Wrap Agreement generally will be
equal to the difference between the Book Value and the
market value of the Covered Assets. If the market value of
the Covered Assets is greater than their Book Value, the
value of the Wrap Agreement will be reflected as a
liability of the Fund for valuation purposes in the amount
of the difference, i.e., a negative value, reflecting the
potential liability of the Fund to the provider of the Wrap
Agreement. The Fund will identify on its books assets equal
to the amount of such potential liability. If, upon
liquidation of all Covered Assets the value of the Wrap
Agreements is zero or less, then the Wrap Providers will
have no payment obligation to the Fund under the Wrap
Agreements. If the market value of the Covered Assets is
less than their Book Value, the value of the Wrap Agreement
will be reflected as an asset of the Fund in the amount of
the difference, i.e., a positive value, reflecting the
potential liability of the provider of the Wrap Agreement
to the Fund. In performing its fair value determination,
the Fund's Board expects to consider the creditworthiness,
willingness and ability of a provider of a Wrap Agreement
to pay amounts due under the Wrap Agreements. If the Board
determines that a provider of Wrap Agreements is unable to
make such payments, the Board may assign a fair value to
the Wrap Agreement that is less than the difference between
the Book Value and the market value of the applicable
Covered Assets. If the Board were to materially discount
the value of a Wrap Agreement, the Fund may be unable to
maintain a stable net asset value.

      The staff of the Securities and Exchange Commission
has inquired of registered "stable value" mutual funds,
including this Fund, as to the valuation methodology used
by such funds to value their wrapper agreements. At the
present time, the Fund has not received any indication
whether or when the Securities and Exchange Commission will
take any action as a result of their review of this matter.
If the Securities and Exchange Commission determines that
the valuation method currently used by "stable value"
mutual funds is no longer acceptable, the Fund may be
required to use a different accounting methodology under
which the fair value of the Fund's wrapper agreements could
fluctuate daily, and if that were to occur, the Fund would
probably not be able to maintain a stable net asset value
per share. As a result, the Fund's net asset value could be
greater or less than $10 per share on a daily basis.

How to Sell Shares

The information below supplements the terms and conditions
for redeeming shares set forth in the Prospectus.

Reinvestment Privilege. Within six months of a redemption,
a shareholder may reinvest all or part of the redemption
proceeds of:
o     Class A shares purchased subject to an initial sales
         charge or Class A shares on which a contingent
         deferred sales charge was paid, or
o     Class B shares that were subject to the Class B
         contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge
only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are
exchangeable as described in "How to Exchange Shares"
below. Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order. The shareholder must ask the Transfer Agent for that
privilege at the time of reinvestment. This privilege does
not apply to Class C, Class N or Class Y shares. The Fund
may amend, suspend or cease offering this reinvestment
privilege at any time as to shares redeemed after the date
of such amendment, suspension or cessation.

Payments "In Kind". The Prospectus states that payment for
shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of Trustees
of the Fund may determine that it would be detrimental to
the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly
in cash. In that case, the Fund may pay the redemption
proceeds in whole or in part by a distribution "in kind" of
liquid securities from the portfolio of the Fund and Wrap
Agreements, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1
under the Investment Company Act. Under that rule, the Fund
is obligated to redeem shares solely in cash up to the
lesser of $250,000 or 1% of the net assets of the Fund
during any 90 day period for any one shareholder. If shares
are redeemed in kind, the redeeming shareholder might incur
brokerage or other costs in selling the securities for
cash. The Fund will value securities and Wrap Agreements
used to pay redemptions in kind using the same method the
Fund uses to value its portfolio securities described above
under "Determination of Net Asset Values Per Share." That
valuation will be made as of the time the redemption price
is determined.

      To the extent that a redemption in-kind includes Wrap
Agreements, the Fund will assign to the redeeming Plan one
or more Wrap Agreements issued by the Wrap Providers
covering the securities of the underlying funds that are
distributed in-kind. The terms and conditions of Wrap
Agreements provided to a redeeming Plan will be the same or
substantially similar to the terms and conditions of the
Wrap Agreements held by the Fund. Wrap Agreements are not
liquid securities and may impose restrictions on
termination or withdrawal, including notice periods of one
year or more for non-participant directed withdrawals. The
maintenance of Wrap Agreements distributed in-kind may also
require that a Plan pay fees to the Wrap Provider directly,
rather than through the Fund. Such fees are anticipated to
be comparable to the fees paid by the Fund with respect to
Covered Assets (typically 0.10% to 0.25% per dollar of
Covered Assets). And, in most circumstances the Wrap
Agreements will be of value to the Plan only as long as the
Plan holds shares of the underlying funds.

      A Wrap Provider, prior to the assignment of a Wrap
Agreement to a Plan, may require the Plan to represent and
warrant that such assignment does not violate any
applicable laws. Moreover, the Wrap Provider may require
the Plan to obtain at its own expense the services of a
qualified professional asset manager acceptable to the Wrap
Provider to manage the Covered Assets distributed in-kind
in conformity with the Wrap Agreement provisions. In the
event a Wrap Agreement cannot be assigned to the
shareholder, the Fund in its discretion may satisfy the
redemption request through (a) a cash payment, (b) a
redemption in-kind consisting entirely of Covered Assets,
(c) a combination of cash and Covered Assets, or (d) the
Fund may give the redeeming shareholder the opportunity to
choose between one of the foregoing options or providing
the Fund with 12 months notice of its request for such
redemption (which 12 month notice option would cause the
redemption not to be subject to the redemption fee).

Involuntary Redemptions. The Fund's Board of Trustees has
the right to cause the involuntary redemption of the shares
held in any account if the aggregate net asset value of
those shares is less than $1,000 or such lesser amount as
the Board may fix. The Board will not cause the involuntary
redemption of shares in an account if the aggregate net
asset value of such shares has fallen below the stated
minimum solely as a result of market fluctuations. If the
Board exercises this right, it may also fix the
requirements for any notice to be given to the shareholders
in question (not less than 30 days). The Board may
alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily redeemed.

Redemption Fee. As described in the prospectus, any
redemption of Fund shares by the plan sponsor without first
providing the Fund's transfer agent at least 12 months
prior written notice, will be subject to a 2% redemption
fee in addition to any applicable contingent deferred sales
charge. If a plan (or group of affiliated plans) holds less
than 1% of the outstanding shares of the Fund, and if any
decision or action of an employer or plan sponsor which
affects a significant number of plan participants, such as,
but not limited to, plant closings, divestitures, partial
plan termination, bankruptcy, layoff or early retirement
incentive programs, results in redemption of Fund shares
without 12 months notice, then those redemptions may be
subject to a redemption fee. However, the redemption fee
will not be assessed against any such redemptions if, as a
direct result of such decision or action by the employer or
plan sponsor, the affected Plan participants suffer an
immediate, involuntary loss of employment.

Transfers of Shares. A transfer of shares to a different
registration is not an event that triggers the payment of
sales charges. Therefore, shares are not subject to the
payment of a contingent deferred sales charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares. When shares subject to a contingent deferred sales
charge are transferred, the transferred shares will remain
subject to the contingent deferred sales charge. It will be
calculated as if the transferee shareholder had acquired
the transferred shares in the same manner and at the same
time as the transferring shareholder.

      If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to a contingent deferred sales charge if
redeemed at the time of transfer, the priorities described
in the Prospectus under "How to Buy Shares" for the
imposition of the Class B, Class C or Class N contingent
deferred sales charge will be followed in determining the
order in which shares are transferred.

Distributions From Retirement Plans. Requests for
distributions from OppenheimerFunds-sponsored 403(b)(7)
custodial plans, 401(k) plans or pension or profit-sharing
plans should be addressed to "Trustee, OppenheimerFunds
Retirement Plans," c/o the Transfer Agent at its address
listed in "How To Sell Shares" in the Prospectus or on the
back cover of this Statement of Additional Information. The
request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the
          distribution is premature; and
(3)   conform to the requirements of the plan and the
          Fund's other redemption requirements.

      Participants (other than self-employed persons) in
OppenheimerFunds-sponsored pension or profit-sharing plans
with shares of the Fund held in the name of the plan or its
fiduciary may not directly request redemption of their
accounts. The plan administrator or fiduciary must sign the
request.

      Distributions from pension and profit sharing plans
are subject to special requirements under the Internal
Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed. Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers
and Brokers. The Distributor is the Fund's agent to
repurchase its shares from authorized dealers or brokers on
behalf of their customers. Shareholders should contact
their broker or dealer to arrange this type of redemption.
The repurchase price per share will be the net asset value
next computed after the Distributor receives an order
placed by the dealer or broker. However, if the Distributor
receives a repurchase order from a dealer or broker after
the close of the Exchange on a regular business day, it
will be processed at that day's net asset value if the
order was received by the dealer or broker from its
customers prior to the time the Exchange closes. Normally,
the Exchange closes at 4:00 P.M., but may do so earlier on
some days. Additionally, the order must have been
transmitted to and received by the Distributor prior to its
close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer
under this procedure, payment will be made within three
business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents
in proper form. The signature(s) of the registered owners
on the redemption documents must be guaranteed as described
in the Prospectus.

Automatic Withdrawal and Exchange Plans. Plans owning
shares of the Fund valued at $5,000 or more can authorize
the Transfer Agent to redeem shares (having a value of at
least $50) automatically on a monthly, quarterly,
semi-annual or annual basis under an Automatic Withdrawal
Plan. Shares will be redeemed three business days prior to
the date requested by the Plan for receipt of the payment.
Automatic withdrawals of up to $1,500 per month may be
requested by telephone if payments are to be made by check
payable to all shareholders of record. Payments must also
be sent to the address of record for the account and the
address must not have been changed within the prior 30
days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be
arranged on this basis.

      Payments are normally made by check, Plans having
AccountLink privileges (see "How to Buy Shares") may
arrange to have Automatic Withdrawal Plan payments
transferred to the bank account designated on the account
application or by signature-guaranteed instructions sent to
the Transfer Agent. Shares are normally redeemed pursuant
to an Automatic Withdrawal Plan three business days before
the payment transmittal date you select in the account
application. If a contingent deferred sales charge applies
to the redemption, the amount of the check or payment will
be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the
date requested. The Fund reserves the right to amend,
suspend or discontinue offering these plans at any time
without prior notice. Because of the sales charge assessed
on Class A share purchases, Plans should not make regular
additional Class A share purchases while participating in
an Automatic Withdrawal Plan. Class B, Class C and Class N
shareholders should not establish automatic withdrawal
plans, because of the potential imposition of the
contingent deferred sales charge on such withdrawals
(except where the contingent deferred sales charge is
waived as described in Appendix B, below).

      By requesting an Automatic Withdrawal or Exchange
Plan, the shareholder agrees to the terms and conditions
that apply to such plans, as stated below. These provisions
may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will
automatically apply to existing Plans.

Automatic Exchange Plans. Plans can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the
Fund for shares (of the same class) of other Oppenheimer
funds automatically on a monthly, quarterly, semi-annual or
annual basis under an Automatic Exchange Plan. The minimum
amount that may be exchanged to each other fund account is
$50. Instructions should be provided on the
OppenheimerFunds application or signature-guaranteed
instructions. Exchanges made under these plans are subject
to the restrictions that apply to exchanges as set forth in
"How to Exchange Shares" in the Prospectus and below in
this Statement of Additional Information.

Automatic Withdrawal Plans. Fund shares will be redeemed as
necessary to meet withdrawal payments. Shares acquired
without a sales charge will be redeemed first. Shares
acquired with reinvested dividends and capital gains
distributions will be redeemed next, followed by shares
acquired with a sales charge, to the extent necessary to
make withdrawal payments. Depending upon the amount
withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as
a yield or income on your investment.

      The Transfer Agent will administer the Plan's
Automatic Withdrawal Plan as agent for the shareholder(s)
(the "Planholder") who executed the Plan authorization and
application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to
the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the Plan. Share
certificates will not be issued for shares of the Fund
purchased for and held under the Plan, but the Transfer
Agent will credit all such shares to the account of the
Planholder on the records of the Fund. Any share
certificates held by a Planholder may be surrendered
unendorsed to the Transfer Agent with the Plan application
so that the shares represented by the certificate may be
held under the Plan.

      Shares will be redeemed to make withdrawal payments
at the net asset value per share determined on the
redemption date. Checks or AccountLink payments
representing the proceeds of Plan withdrawals will normally
be transmitted three business days prior to the date
selected for receipt of the payment, according to the
choice specified in writing by the Planholder. Receipt of
payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments
and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any
time by the Planholder by writing to the Transfer Agent.
The Planholder should allow at least two weeks' time after
mailing such notification for the requested change to be
put in effect. The Planholder may, at any time, instruct
the Transfer Agent by written notice to redeem all, or any
part of, the shares held under the Plan. That notice must
be in proper form in accordance with the requirements of
the then-current Prospectus of the Fund. In that case, the
Transfer Agent will redeem the number of shares requested
at the net asset value per share in effect and will mail a
check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by
writing to the Transfer Agent. The Fund may also give
directions to the Transfer Agent to terminate a Plan. The
Transfer Agent will also terminate a Plan upon its receipt
of evidence satisfactory to it that the Planholder has died
or is legally incapacitated. Upon termination of a Plan by
the Transfer Agent or the Fund, shares that have not been
redeemed will be held in uncertificated form in the name of
the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and
until proper instructions are received from the Planholder,
his or her executor or guardian, or another authorized
person.

      If the Transfer Agent ceases to act as transfer agent
for the Fund, the Planholder will be deemed to have
appointed any successor transfer agent to act as agent in
administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class
of Oppenheimer funds having more than one class of shares
may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a
single class without a class designation are deemed "Class
A" shares for this purpose. You can obtain a current list
showing which funds offer which classes of shares by
calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A,
      B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial America Fund, L.P.             Centennial New York Tax Exempt
                                             Trust
   Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
   Centennial Government Trust               Oppenheimer Money Market Fund,
                                             Inc.
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Oppenheimer AMT-Free Municipals           Oppenheimer Pennsylvania Municipal
                                             Fund
   Oppenheimer AMT-Free New York             Oppenheimer Rochester National
   Municipals                                Municipals
   Oppenheimer California Municipal Fund     Limited Term New York Municipal Fund
   Oppenheimer Limited Term Municipal        Oppenheimer Senior Floating Rate Fund
   Fund
   Oppenheimer New Jersey Municipal Fund     Rochester Fund Municipals

   The following funds do not offer Class Y shares:
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer Multiple Strategies Fund
   Oppenheimer California Municipal Fund    Oppenheimer New Jersey Municipal Fund
   Oppenheimer Capital Income Fund          Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Champion Income Fund         Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Developing Markets Fund      Oppenheimer Rochester National Municipals
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund
   Oppenheimer International Bond Fund      Oppenheimer Small Cap Value Fund
   Oppenheimer International Growth Fund    Oppenheimer Total Return Bond Fund
   Oppenheimer International Small Company  Limited Term New York Municipal Fund
   Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not
      be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer
      Cash Reserves are generally available only by
      exchange from the same class of shares of other
      Oppenheimer funds or through
      OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities
      Fund may be exchanged only for Class A shares of
      other Oppenheimer funds. They may not be acquired by
      exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal
      Fund may be exchanged only for Class B shares of
      other Oppenheimer funds and no exchanges may be made
      to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may
      not be exchanged for shares of Oppenheimer Money
      Market Fund, Inc., Oppenheimer Cash Reserves or
      Oppenheimer Limited-Term Government Fund. Only
      participants in certain retirement plans may purchase
      shares of Oppenheimer Capital Preservation Fund, and
      only those participants may exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Capital
      Preservation Fund.
o     Class A shares of Oppenheimer funds may be exchanged
      at net asset value for shares of any money market
      fund offered by the Distributor. Shares of any money
      market fund purchased without a sales charge may be
      exchanged for shares of Oppenheimer funds offered
      with a sales charge upon payment of the sales charge.
      They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal
      charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc.
      purchased with the redemption proceeds of shares of
      other mutual funds (other than funds managed by the
      Manager or its subsidiaries) redeemed within the 30
      days prior to that purchase may subsequently be
      exchanged for shares of other Oppenheimer funds
      without being subject to an initial sales charge or
      contingent deferred sales charge. To qualify for that
      privilege, the investor or the investor's dealer must
      notify the Distributor of eligibility for this
      privilege at the time the shares of Oppenheimer Money
      Market Fund, Inc. are purchased. If requested, they
      must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of
      dividends or distributions from any of the other
      Oppenheimer funds or from any unit investment trust
      for which reinvestment arrangements have been made
      with the Distributor may be exchanged at net asset
      value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street
      Fund may be exchanged at net asset value for shares
      of any of the Oppenheimer funds. However,
      shareholders are not permitted to exchange shares of
      other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund until after the
      expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street
      Fund II may be exchanged at net asset value for
      shares of any of the Oppenheimer funds. However,
      shareholders are not permitted to exchange shares of
      other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund II until after
      the expiration of the warranty period (2/4/2011).

      The Fund may amend, suspend or terminate the exchange
privilege at any time. Although the Fund may impose these
changes at any time, it will provide you with notice of
those changes whenever it is required to do so by
applicable law. It may be required to provide 60 days
notice prior to materially amending or terminating the
exchange privilege. That 60 day notice is not required in
extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of
shares of any class purchased subject to a contingent
deferred sales charge. However, when Class A shares of the
Fund are acquired by exchange of Class A shares of other
Oppenheimer funds purchased subject to a Class A contingent
deferred sales charge are redeemed within 18 months of the
end of the calendar month of the initial purchase of the
exchanged Class A shares, the Class A contingent deferred
sales charge is imposed on the redeemed shares. The Class B
contingent deferred sales charge is imposed on Class B
shares acquired by exchange if they are redeemed within six
years of the initial purchase of the exchanged Class B
shares. The Class C contingent deferred sales charge is
imposed on Class C shares acquired by exchange if they are
redeemed within 12 months of the initial purchase of the
exchanged Class C shares. With respect to Class N shares, a
1% contingent deferred sales charge will be imposed if the
retirement plan (not including IRAs and 403(b) plan) is
terminated or Class N shares of all Oppenheimer funds are
terminated as an investment option of the plan and Class N
shares are redeemed within 18 months after the plan's first
purchase of Class N shares of any Oppenheimer fund or with
respect to an individual retirement plan or 403(b) plan,
Class N shares are redeemed within 18 months of the plan's
first purchase of Class N shares of any Oppenheimer fund.

      When Class B or Class C shares are redeemed to effect
an exchange, the priorities described in "How To Buy
Shares" in the Prospectus for the imposition of the Class B
or the Class C contingent deferred sales charge will be
followed in determining the order in which the shares are
exchanged. Before exchanging shares, shareholders should
take into account how the exchange may affect any
contingent deferred sales charge that might be imposed in
the subsequent redemption of remaining shares.

      If Class B shares of an Oppenheimer fund are
exchanged for Class B shares of Oppenheimer Limited-Term
Government Fund, Limited-Term New York Municipal Fund or
Oppenheimer Senior Floating Rate Fund and those shares
acquired by exchange are subsequently redeemed or
repurchased by the fund, they will be subject to the
contingent deferred sales charge of the Oppenheimer fund
from which they were exchanged. The contingent deferred
sales charge rates of Class B shares of other Oppenheimer
funds are typically higher for the same holding period than
for Class B shares of Oppenheimer Limited-Term Government
Fund, Limited-Term New York Municipal Fund and Oppenheimer
Senior Floating Rate Fund. They will not be subject to the
contingent deferred sales charge of Oppenheimer
Limited-Term Government Fund, Limited-Term New York
Municipal Fund or Oppenheimer Senior Floating Rate Fund.

      Shareholders owning shares of more than one class
must specify which class of shares they wish to exchange.

Limits on Multiple Exchange Orders. The Fund reserves the
right to reject telephone or written exchange requests
submitted in bulk by anyone on behalf of more than one
account. The Fund may accept requests for exchanges of up
to 50 accounts per day from representatives of authorized
dealers that qualify for this privilege.

Telephone Exchange Requests. When exchanging shares by
telephone, a shareholder must have an existing account in
the fund to which the exchange is to be made. Otherwise,
the investors must obtain a Prospectus of that fund before
the exchange request may be submitted. If all telephone
lines are busy (which might occur, for example, during
periods of substantial market fluctuations), shareholders
might not be able to request exchanges by telephone and
would have to submit written exchange requests.

Processing Exchange Requests. Shares to be exchanged are
redeemed on the regular business day the Transfer Agent
receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be
acquired are purchased on the Redemption Date, but such
purchases may be delayed by either fund up to five business
days if it determines that it would be disadvantaged by an
immediate transfer of the redemption proceeds. The Fund
reserves the right, in its discretion, to refuse any
exchange request that may disadvantage it. For example, if
the receipt of multiple exchange requests from a dealer
might require the disposition of portfolio securities at a
time or at a price that might be disadvantageous to the
Fund, the Fund may refuse the request. When you exchange
some or all of your shares from one fund to another, any
special account feature such as an Asset Builder Plan or
Automatic Withdrawal Plan, will be switched to the new fund
account unless you tell the Transfer Agent not to do so.
However, special redemption and exchange features such as
Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior
Floating Rate Fund.

      In connection with any exchange request, the number
of shares exchanged may be less than the number requested
if the exchange or the number requested would include
shares subject to a restriction cited in the Prospectus or
this Statement of Additional Information, or would include
shares covered by a share certificate that is not tendered
with the request. In those cases, only the shares available
for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for
exchange have different investment objectives, policies and
risks. A shareholder should assure that the fund selected
is appropriate for his or her investment and should be
aware of the tax consequences of an exchange. For federal
income tax purposes, an exchange transaction is treated as
a redemption of shares of one fund and a purchase of shares
of another. "Reinvestment Privilege," above, discusses some
of the tax consequences of reinvestment of redemption
proceeds in such cases. The Fund, the Distributor, and the
Transfer Agent are unable to provide investment, tax or
legal advice to a shareholder in connection with an
exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on
shares held of record at the time of the previous
determination of net asset value, or as otherwise described
in "How to Buy Shares." Daily dividends will not be
declared or paid on newly purchased shares until such time
as Federal Funds (funds credited to a member bank's account
at the Federal Reserve Bank) are available from the
purchase payment for such shares. Normally, purchase checks
received from investors are converted to Federal Funds on
the next business day. Shares purchased through dealers or
brokers normally are paid for by the third business day
following the placement of the purchase order.

      Shares redeemed through the regular redemption
procedure will be paid dividends through and including the
day on which the redemption request is received by the
Transfer Agent in proper form. Dividends will be declared
on shares repurchased by a dealer or broker for three
business days following the trade date (that is, up to and
including the day prior to settlement of the repurchase).
If all shares in an account are redeemed, all dividends
accrued on shares of the same class in the account will be
paid together with the redemption proceeds.

      The Fund has no fixed dividend rate for each class of
shares and the rate can change for its shares. There can be
no assurance as to the payment of any dividends or the
realization of any capital gains. The dividends and
distributions paid by a class of shares will vary from time
to time depending on market conditions, the composition of
the Fund's portfolio, and expenses borne by the Fund or
borne separately by a class. Dividends are calculated in
the same manner, at the same time, and on the same day for
each class of shares. However, dividends on Class B, Class
C and Class N shares are expected to be lower than
dividends on Class A and Class Y shares. That is because of
the effect of the asset-based sales charge on Class B,
Class C and Class N shares. Those dividends will also
differ in amount as a consequence of any difference in the
net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the
redemption of Fund shares represented by checks returned to
the Transfer Agent by the Postal Service as undeliverable
will be reinvested in shares of the Fund. Reinvestment will
be made as promptly as possible after the return of such
checks to the Transfer Agent, to enable the investor to
earn a return on otherwise idle funds. Unclaimed accounts
may be subject to state escheatment laws, and the Fund and
the Transfer Agent will not be liable to shareholders or
their representatives for compliance with those laws in
good faith.

Tax Status of the Fund's Dividends, Distributions and
Redemptions of Shares. The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly
highlighted in the Prospectus. The following is only a
summary of certain additional tax considerations generally
affecting the Fund and its shareholders.

      The  tax   discussion  in  the   Prospectus   and  this
Statement of  Additional  Information  is based on tax law in effect on the date of the  Prospectus  and this  Statement of
Additional  Information.  Those laws and  regulations  may be changed by legislative,  judicial, or administrative  action, sometimes  with  retroactive  effect.  State  and  local  tax treatment  of ordinary  income  dividends  and  capital  gain dividends  from  regulated  investment  companies  may differ
from  the   treatment   under  the   Internal   Revenue  Code
described below.  Potential  purchasers of shares of the Fund are  urged  to  consult  their  tax  advisors  with  specific reference  to  their  own  tax  circumstances  as well as the
consequences   of   federal,   state   and  local  tax  rules
affecting an investment in the Fund.

      |X| Qualification as a Regulated Investment Company.
The Fund has elected to be taxed as a regulated investment
company under Subchapter M of the Internal Revenue Code of
1986, as amended. As a regulated investment company, the
Fund is not subject to federal income tax on the portion of
its investment company taxable income (that is, taxable
interest, dividends, and other taxable ordinary income net
of expenses and net short-term capital gain in excess of
long-term capital loss) and capital gain net income (that
is, the excess of net long-term capital gains over net
short-term capital losses) that it distributes to
shareholders. That qualification enables the Fund to "pass
through" its income and realized capital gains to
shareholders without having to pay tax on them. This avoids
a "double tax" on that income and capital gains, since
shareholders normally will be taxed on the dividends and
capital gains they receive from the Fund (unless their Fund
shares are held in a retirement account or the shareholder
is otherwise exempt from tax). The Internal Revenue Code
contains a number of complex tests relating to
qualification that the Fund might not meet in a particular
year. If it did not qualify as a regulated investment
company, the Fund would be treated for tax purposes as an
ordinary corporation and would receive no tax deduction for
payments made to shareholders.

      To qualify as a regulated investment company, the
Fund must distribute at least 90% of its investment company
taxable income (in brief, net investment income and the
excess of net short-term capital gain over net long-term
capital loss) for the taxable year. The Fund must also
satisfy certain other requirements of the Internal Revenue
Code, some of which are described below. Distributions by
the Fund made during the taxable year or, under specified
circumstances, within twelve months after the close of the
taxable year, will be considered distributions of income
and gains for the taxable year and will therefore count
toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the
Fund must derive at least 90% of its gross income from
dividends, interest, certain payments with respect to
securities loans, gains from the sale or other disposition
of stock or securities or foreign currencies (to the extent
such currency gains are directly related to the regulated
investment company's principal business of investing in
stock or securities) and certain other income.

      In addition to satisfying the requirements described
above, the Fund must satisfy an asset diversification test
in order to qualify as a regulated investment company.
Under that test, at the close of each quarter of the Fund's
taxable year, at least 50% of the value of the Fund's
assets must consist of cash and cash items, U.S. government
securities, securities of other regulated investment
companies, and securities of other issuers. As to each of
those issuers, the Fund must not have invested more than 5%
of the value of the Fund's total assets in securities of
each such issuer and the Fund must not hold more than 10%
of the outstanding voting securities of each such issuer.
No more than 25% of the value of its total assets may be
invested in the securities of any one issuer (other than
U.S. government securities and securities of other
regulated investment companies), or in two or more issuers
which the Fund controls and which are engaged in the same
or similar trades or businesses. For purposes of this test,
obligations issued or guaranteed by certain agencies or
instrumentalities of the U.S. government are treated as
U.S. government securities.

      |X|  Excise  Tax  on  Regulated  Investment  Companies.
Under the Internal  Revenue  Code,  by December 31 each year, the  Fund  must  distribute  98%  of its  taxable  investment income  earned  from  January 1 through  December  31 of that year and 98% of its  capital  gains  realized  in the  period from  November 1 of the prior year through  October 31 of the current  year.  If it does  not,  the Fund must pay an excise
tax  on  the  amounts  not   distributed.   It  is  presently
anticipated  that the Fund will meet those  requirements.  To meet this  requirement,  in  certain  circumstances  the Fund might be  required  to  liquidate  portfolio  investments  to
make   sufficient   distributions   to   avoid   excise   tax
liability.  However,  the Board of  Trustees  and the Manager
might  determine  in a  particular  year  that it would be in the best interests of  shareholders  for the Fund not to make such  distributions  at the  required  levels  and to pay the excise tax on the  undistributed  amounts.  That would reduce
the  amount  of  income  or  capital   gains   available  for
distribution to  shareholders.  If prior  distributions  made by  the  Fund  must  be  re-characterized  a s a  non-taxable return of capital  at the end of the fiscal  year as a result of the effect of the Fund's  investment  policies,  they will be identified as such in notices sent to Plans.

Dividend Reinvestment in Another Fund. Shareholders of the
Fund may elect to reinvest all dividends and/or capital
gains distributions in shares of the same class of any of
the other Oppenheimer funds listed above, except for
Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
Reserves or Oppenheimer Limited-Term Government Fund.
Reinvestment will be made without sales charge at the net
asset value per share in effect at the close of business on
the payable date of the dividend or distribution. To elect
this option, the shareholder must notify the Transfer Agent
in writing and must have an existing account in the fund
selected for reinvestment. Otherwise the shareholder first
must obtain a prospectus for that fund and an application
from the Distributor to establish an account. Dividends
and/or distributions from shares of certain other
Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through
dealers, brokers and other financial institutions that have
a sales agreement with OppenheimerFunds Distributor, Inc.,
a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the
other Oppenheimer funds and is sub-distributor for funds
managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's
Transfer Agent, is a division of the Manager. It is
responsible for maintaining the Fund's shareholder registry
and shareholder accounting records, and for paying
dividends and distributions to shareholders. It also
handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account
fee. It also acts as shareholder servicing agent for the
other Oppenheimer funds. Shareholders should direct
inquiries about their accounts to the Transfer Agent at the
address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the
Fund's assets. The custodian's responsibilities include
safeguarding and controlling the Fund's portfolio
securities and handling the delivery of such securities to
and from the Fund. It will be the practice of the Fund to
deal with the custodian in a manner uninfluenced by any
banking relationship the custodian may have with the
Manager and its affiliates. The Fund's cash balances with
the custodian in excess of $100,000 are not protected by
federal deposit insurance. Those uninsured balances at
times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors
of the Fund. They audit the Fund's financial statements and
perform other related audit services. They also act as
auditors for certain other funds advised by the Manager and
its affiliates.
INDEPENDENT AUDITORS' REPORT -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- The Board of Trustees and Shareholders of Oppenheimer Capital Preservation Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Preservation Fund, including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from September 27, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fundamp;#146;s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Preservation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from September 27, 1999 (commencement of operations) to October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

__________ KPMG LLP Denver, Colorado November 21, 2003 STATEMENT OF INVESTMENTS October 31, 2003 -------------------------------------------------------------------------------- Market Value Shares See Note 1 ---------------------------------------------------------------------------- Investments in Affiliated Companies--101.1% ---------------------------------------------------------------------------- Fixed Income Funds--96.0% Oppenheimer Bond Fund, Cl. Y 3,443,783 $ 35,298,772 ---------------------------------------------------------------------------- Oppenheimer Limited-Term Government Fund, Cl. Y 23,457,985 240,678,927 ---------------------------------------------------------------------------- Oppenheimer Strategic Income Fund, Cl. Y 14,510,240 59,346,883 ------------- 335,324,582 ---------------------------------------------------------------------------- Money Market Fund--5.1% Oppenheimer Money Market Fund, Inc. 18,006,131 18,006,131 ---------------------------------------------------------------------------- Total Investments, at Value (Cost $347,576,825) 101.1% 353,330,713 ---------------------------------------------------------------------------- Liabilities in Excess of Other Assets (1.1) (3,896,798) -------------------------- Net Assets 100.0% $349,433,915 ========================== See accompanying Notes to Financial Statements. 11 OPPENHEIMER CAPITAL PRESERVATION FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2003 -------------------------------------------------------------------------------- ---------------------------------------------------------------------------- Assets

Investments, at value--see accompanying statement:

Affiliated companies (cost $347,576,825) $353,330,713 ---------------------------------------------------------------------------- Cash used for collateral on futures 25,000 ---------------------------------------------------------------------------- Receivables and other assets: Shares of beneficial interest sold 713,959 Interest and dividends 702,087 Other 1,159 ------------- Total assets 354,772,918 ---------------------------------------------------------------------------- Liabilities Bank overdraft 378,513 ---------------------------------------------------------------------------- Payables and other liabilities: Wrapper agreement 3,434,739 Shares of beneficial interest redeemed 1,072,770 Wrapper fee payable 191,750 Transfer and shareholder servicing agent fees 86,752 Distribution and service plan fees 74,051 Shareholder reports 34,146 Trustees' compensation 11,390 Futures margins 3,734 Other 51,158 ------------- Total liabilities 5,339,003 ---------------------------------------------------------------------------- Net Assets $349,433,915 ============= ---------------------------------------------------------------------------- Composition of Net Assets Paid-in capital $347,811,995 ---------------------------------------------------------------------------- Overdistributed net investment income (10,216) ---------------------------------------------------------------------------- Accumulated net realized loss on investment transactions (643,436) ---------------------------------------------------------------------------- Net unrealized appreciation on investments and wrapper agreement 2,275,572 ------------- Net Assets $349,433,915 ============= 12 OPPENHEIMER CAPITAL PRESERVATION FUND ---------------------------------------------------------------------------- Net Asset Value Per Share Class A Shares:

Net asset value and redemption price per share (based on net assets of $94,727,427 and 9,473,122 shares of beneficial interest outstanding) $10.00 Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price) $10.36

---------------------------------------------------------------------------- Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,986,747 and 998,663 shares of beneficial interest outstanding) $10.00 ---------------------------------------------------------------------------- Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,404,533 and 2,440,518 shares of beneficial interest outstanding) $10.00 ---------------------------------------------------------------------------- Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $219,590,275 and 21,958,614 shares of beneficial interest outstanding) $10.00 ---------------------------------------------------------------------------- Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $724,933 and 72,473 shares of beneficial interest outstanding) $10.00 See accompanying Notes to Financial Statements. 13 OPPENHEIMER CAPITAL PRESERVATION FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2003 -------------------------------------------------------------------------------- ---------------------------------------------------------------------------- Investment Income Dividends from affiliated companies $ 9,469,836 ---------------------------------------------------------------------------- Interest 76,236 ------------ Total investment income 9,546,072 ---------------------------------------------------------------------------- Expenses Management fees 2,220,602 ----------------------------------------------------------------------------

Distribution and service plan fees:

Class A 228,125 Class B 80,423 Class C 193,012 Class N 450,965 ----------------------------------------------------------------------------

Transfer and shareholder servicing agent fees:

Class A 456,802 Class B 65,890 Class C 139,907 Class N 457,882 Class Y 30 ---------------------------------------------------------------------------- Wrapper fees 489,897 ---------------------------------------------------------------------------- Shareholder reports 64,109 ---------------------------------------------------------------------------- Trustees' compensation 15,215 ---------------------------------------------------------------------------- Custodian fees and expenses 6,587 ---------------------------------------------------------------------------- Other 57,515 ------------ Total expenses 4,926,961 Less reduction to custodian expenses (392) Less reimbursement of management fees (1,335,442) Less voluntary waiver of transfer and shareholder servicing agent fees--Class A (152,350) Less voluntary waiver of transfer and shareholder servicing agent fees--Class B (37,422) Less voluntary waiver of transfer and shareholder servicing agent fees--Class C (70,269) Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y (13) ------------ Net expenses 3,331,073 ---------------------------------------------------------------------------- Net Investment Income 6,214,999 ----------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) Net realized gain (loss) on:

Investments from affiliated companies 187,632 Closing of futures contracts (38,787) ------------ Net realized gain 148,845 ---------------------------------------------------------------------------- Net change in unrealized appreciation (depreciation) on: Investments from affiliated companies 4,556,064 Futures contracts (43,577) Wrapper agreement (4,616,791) ------------ Net change in unrealized appreciation (104,304) ---------------------------------------------------------------------------- Net Increase in Net Assets Resulting from Operations $ 6,259,540 ============ See accompanying Notes to Financial Statements. 14 OPPENHEIMER CAPITAL PRESERVATION FUND STATEMENTS OF CHANGES IN NET ASSETS -------------------------------------------------------------------------------- Year Ended October 31, 2003 2002 ---------------------------------------------------------------------------- Operations Net investment income $ 6,214,999 $ 5,200,284 ---------------------------------------------------------------------------- Net realized gain (loss) 148,845 (686,530) ---------------------------------------------------------------------------- Net change in unrealized appreciation (104,304) 2,153,270 ---------------------------- Net increase in net assets resulting from operations 6,259,540 6,667,024 ----------------------------------------------------------------------------

Dividends and/or Distributions to Shareholders Dividends from net investment income:

Class A (1,969,962) (2,422,826) Class B (104,775) (102,516) Class C (249,835) (205,654) Class N (3,927,405) (2,350,783) Class Y (7,561) (95) ----------------------------------------------------------------------------

Tax return of capital distribution:

Class A -- (726,971) Class B -- (38,902) Class C -- (79,157) Class N -- (740,098) Class Y -- (23) ----------------------------------------------------------------------------

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions:

Class A 16,147,988 28,403,767 Class B 4,781,818 3,427,529 Class C 11,965,018 10,595,020 Class N 100,792,528 111,483,337 Class Y 722,428 120 ---------------------------------------------------------------------------- Net Assets Total increase 134,409,782 153,909,772 ---------------------------------------------------------------------------- Beginning of period 215,024,133 61,114,361 ---------------------------- End of period [including overdistributed net investment income of $10,216 and $6,233, respectively] $349,433,915 $215,024,133 ============================ See accompanying Notes to Financial Statements. 15 OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

   Class A        Year Ended October 31,                 2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss)from investment operations:
   Net investment income                                   .22      .42      .56      .57      .05
   Net realized and unrealized gain                         --      .09      .02      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .22      .51      .58      .60      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.22)    (.41)    (.55)    (.60)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.22)    (.51)    (.58)    (.60)    (.05)
  --------------------------------------------------------------------------------------------------

   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     2.22%    5.25%    6.00%    6.18%    0.55%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)            $94,727  $78,552  $50,179  $10,431     $100
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                   $92,035  $62,359  $33,976  $ 7,171     $100
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  2.11%    3.90%    5.39%    5.55%    5.75%
   Total expenses                                         1.70%    1.71%    1.58%    1.96%    1.55%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.09%    1.18%    1.14%    1.51%    1.12%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 16 OPPENHEIMER CAPITAL PRESERVATION FUND

   Class B  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .14      .37      .50      .51      .05
   Net realized and unrealized gain                         --      .08      .02      .02       --
                                                        --------------------------------------------
   Total from investment operations                        .14      .45      .52      .53      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.14)    (.35)    (.49)    (.53)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.14)    (.45)    (.52)    (.53)    (.05)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     1.45%    4.59%    5.31%    5.43%    0.48%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)             $9,987   $5,205   $1,777     $331       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                    $8,055   $3,337   $  676     $ 82       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  1.31%    3.15%    4.61%    4.55%    5.10%
   Total expenses                                         2.77%    2.37%    2.34%    2.71%    2.25%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.87%    1.84%    1.90%    2.26%    1.81%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations)
   to October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 17 OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

   Class C  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .14      .38      .51      .50      .05
   Net realized and unrealized gain                         --      .07      .01      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .14      .45      .52      .53      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.14)    (.35)    (.49)    (.53)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.14)    (.45)    (.52)    (.53)    (.05)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     1.43%    4.58%    5.31%    5.43%    0.48%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)            $24,405  $12,437   $1,845      $48       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                   $19,334   $6,790   $  652      $25       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  1.31%    3.07%    4.54%    4.65%    5.10%
   Total expenses                                         2.67%    2.35%    2.36%    2.71%    2.25%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.87%    1.82%    1.92%    2.26%    1.81%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 18 OPPENHEIMER CAPITAL PRESERVATION FUND

   Class N  Year Ended October 31,                          2003       2002     2001 1
  --------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                    $10.00    $10.00    $10.00
  --------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                      .23       .45       .38
   Net realized and unrealized gain                            --       .07        -- 2
                                                           -----------------------------
   Total from investment operations                           .23       .52       .38
  --------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                      (.23)     (.42)     (.36)
   Tax return of capital distribution                          --      (.10)     (.02)
                                                           -----------------------------
   Total dividends and/or distributions to shareholders      (.23)     (.52)     (.38)
  --------------------------------------------------------------------------------------
   Net asset value, end of period                          $10.00    $10.00    $10.00
                                                           =============================

  --------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 3                        2.37%     5.29%     3.88%

  --------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)              $219,590  $118,829    $7,311
  --------------------------------------------------------------------------------------
   Average net assets (in thousands)                     $180,665  $ 63,485    $3,002
  --------------------------------------------------------------------------------------
   Ratios to average net assets: 4
   Net investment income                                     2.16%     3.86%     5.18%
   Total expenses                                            1.45%     1.52%     1.64%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses                1.01%     0.99%     1.20%
  --------------------------------------------------------------------------------------
   Portfolio turnover rate                                     20%       47%       36%

   1. For the period from March 1, 2001 (inception of offering) to October 31,
   2001
   2. Less than $0.005 per share.
   3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   4. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 19 OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

   Class Y  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .39      .41      .58      .59      .06
   Net realized and unrealized gain (loss)                (.08)     .11      .03      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .31      .52      .61      .62      .06
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.31)    (.42)    (.58)    (.62)    (.06)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.31)    (.52)    (.61)    (.62)    (.06)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     3.15%    5.35%    6.25%    6.43%    0.57%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)               $725       $2       $2       $1       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                      $368       $2       $2       $1       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  2.53%    4.13%    5.73%    5.88%    6.19%
   Total expenses                                         0.96%   67.64%   43.02%    1.71%    1.15%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             0.52%    1.09%    0.82%    1.26%    0.72%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 20 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. Significant Accounting Policies

Oppenheimer Capital Preservation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fundamp;#146;s investment objective is to seek high current income while seeking to maintain a stable value per share. The Fundamp;#146;s investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are offered solely to participant-directed qualified retirement plans and 403(b)(7) Custodial Plans meeting specified criteria (the Plans). Plan participant purchases of Fund shares are handled in accordance with each Planamp;#146;s specific provisions. Plan participants should contact their Plan administrator for details concerning how they may purchase shares of the Fund.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold with a front-end sales charge of 3.50%, and reduced for larger purchases. Class B, Class C and Class N shares are offered without a front-end sales charge, but may be subject to a contingent deferred-sales charge (CDSC) if redeemed within 5 years or 12 months or 18 months, respectively, of purchase. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are offered without front-end and contingent-deferred sales charges. Class Y shares are only available for plans that have special arrangements with OppenheimerFunds Distributor, Inc. (the Distributor). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) on less than 12 months prior notice. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. The Fund will, under normal circumstances, invest in Class Y shares of Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund, and in shares of Oppenheimer Money Market Fund, Inc. (collectively referred to as the amp;#147;underlying fundsamp;#148;). The net asset values of the underlying funds are determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Fundamp;#146;s net assets attributable to a class by the number of shares of that class that are outstanding.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;The Fund may invest in certain portfolio securities, as described in the Fundamp;#146;s pros-pectus. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly

21 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. Significant Accounting Policies Continued reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued using consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;The Fund will, under normal circumstances, enter into wrapper agreements with insurance companies and banks. If an insurance wrap contract or a synthetic Guaranteed Investment Contract, collectively, amp;#147;wrapper agreementamp;#148; obligates the contract provider to maintain the book value of all or a portion of the Fundamp;#146;s investments up to a specified maximum dollar amount, such contract will be valued at its fair value. The book value of the covered assets is the price the Fund paid for such securities plus interest on those assets accrued at a rate calculated pursuant to a formula specified in the wrapper agreement (amp;#147;crediting rateamp;#148;). The crediting rate is normally reset monthly. However, if there is a significant event, such as a material change in interest rates, the crediting rate may be reset more frequently. The fair value of the contract generally will be equal to the difference between the book value, and the market value of the Fundamp;#146;s portfolio investments subject to the contract. If the market value of the Fundamp;#146;s portfolio investments is greater than its Book Value, the contract value will be reflected as a liability of the Fund in the amount of the difference, i.e. a negative value. If the market value of the Fundamp;#146;s portfolio investments is less than its Book Value, the contract value will be reflected as an asset of the Fund in the amount of the difference, i.e. a positive value, reflecting the potential liability of the contract provider to the Fund. In performing its fair value determination, the Board of Trustees will take into consideration the creditworthiness of the contract provider and the ability and willingness of the contract provider to pay amounts under the contract. As of October 31, 2003, the Fund has entered into one wrapper agreement, with the Bank of America, NA. Total fees paid for the year ended October 31, 2003, to Bank of America, NA, for this agreement were $489,897.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;The staff of the Securities and Exchange Commission (amp;#147;SECamp;#148;) has inquired of registered amp;#147;stable valueamp;#148; mutual funds, including this Fund, as to the valuation methodology used by such funds to value their wrapper agreements. At the present time, the Fund has not received any indication whether or when the SEC will take any action as a result of their review of this matter. If the SEC determines that the valuation method currently used by amp;#147;stable valueamp;#148; mutual funds is no longer acceptable, the Fund may be required

22 OPPENHEIMER CAPITAL PRESERVATION FUND

to use a different accounting methodology under which the fair value of the Fundamp;#146;s wrapper agreements could fluctuate daily, and if that were to occur, the Fund would probably not be able to maintain a stable net asset value per share. As a result, the Fundamp;#146;s net asset value could be greater or less than $10 per share on a daily basis.

--------------------------------------------------------------------------------

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized Appreciation Undistributed Undistributed Accumulated Based on Cost of Net Investment Long-Term Loss Securities for Federal Income Gain Carryforward 1 Income Tax Purposes ------------------------------------------------------------------------- $-- $47,002 $-- $1,585,134 1. During the fiscal year October 31, 2003, the Fund did not utilize any capital loss carryforwards. During the fiscal year October 31, 2002, the Fund utilized $61,232 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

From To Net Ordinary Capital Tax Return Investment Loss Loss 2 of Capital Loss ------------------------------------------------------------------------- $40,556 $151,416 $-- $-- 2. $41,142, all of which was long-term capital gain, was distributed in connection with Fund share redemptions. 23 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. Significant Accounting Policies Continued The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 was as follows: Year Ended Year Ended October 31, 2003 October 31, 2002 ---------------------------------------------------------------------- Distributions paid from: Ordinary income $6,259,538 $5,081,874 Return of capital -- 1,585,151 ---------------------------------------- Total $6,259,538 $6,667,025 ========================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities and other investments $349,819,340 ============ Gross unrealized appreciation $ 5,030,538 Gross unrealized depreciation (3,445,404) ------------ Net unrealized appreciation $ 1,585,134 ============ --------------------------------------------------------------------------------

Trusteesamp;#146; Compensation. The Fund has adopted an unfunded retirement plan for the Fundamp;#146;s independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2003, the Fundamp;#146;s projected benefit obligations were increased by $4,341 and payments of $357 were made to retired trustees, resulting in an accumulated liability of $10,216 as of October 31, 2003.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Trustee. Deferral of trusteesamp;#146; fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fundamp;#146;s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Board of Trustees, in an effort to maintain a stable net asset value per share in the event of an additional distribution, may declare, effective on the ex-dividend date of an additional distribution, a reverse split of the shares of the Fund in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid. Also, in an effort to maintain a stable net asset value per share, the

24 OPPENHEIMER CAPITAL PRESERVATION FUND

Fund may distribute return of capital dividends. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------- Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund. -------------------------------------------------------------------------------- Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended October 31, 2003        Year Ended October 31, 2002
                                 Shares            Amount           Shares            Amount
----------------------------------------------------------------------------------------------

Class A
Sold                         5,635,142       $ 56,351,417        4,777,641      $ 47,776,413
Dividends and/or
distributions reinvested       197,233          1,972,335          315,148         3,151,481
Redeemed                    (4,217,576)       (42,175,764)      (2,252,412)      (22,524,127)
                            ------------------------------------------------------------------
Net increase                 1,614,799       $ 16,147,988        2,840,377      $ 28,403,767
                            ==================================================================

----------------------------------------------------------------------------------------------
Class B
Sold                           788,002       $  7,880,026          502,556      $  5,025,559
Dividends and/or
distributions reinvested        10,502            105,024           14,387           143,871
Redeemed                      (320,322)        (3,203,232)        (174,190)       (1,741,901)
                            ------------------------------------------------------------------
Net increase                   478,182       $  4,781,818          342,753      $  3,427,529
                            ==================================================================

----------------------------------------------------------------------------------------------
Class C
Sold                         2,013,047       $ 20,130,482        1,306,242      $ 13,062,427
Dividends and/or
distributions reinvested        24,997            249,971           28,550           285,500
Redeemed                      (841,543)        (8,415,435)        (275,290)       (2,752,907)
                            ------------------------------------------------------------------
Net increase                 1,196,501       $ 11,965,018        1,059,502      $ 10,595,020
                            ==================================================================
25 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 2. Shares of Beneficial Interest Continued

                              Year Ended October 31, 2003        Year Ended October 31, 2002
                                 Shares            Amount           Shares            Amount
----------------------------------------------------------------------------------------------

Class N
Sold                        18,082,527       $180,825,268       13,543,716      $135,437,153
Dividends and/or
distributions reinvested       394,329          3,943,292          308,954         3,089,545
Redeemed                    (8,397,603)       (83,976,032)      (2,704,336)      (27,043,361)
                            ------------------------------------------------------------------
Net increase                10,079,253       $100,792,528       11,148,334      $111,483,337
                            ==================================================================

----------------------------------------------------------------------------------------------
Class Y
Sold                            71,476       $    714,766               --      $         --
Dividends and/or
distributions reinvested           766              7,662               12               120
Redeemed                            --                 --               --                --
                            ------------------------------------------------------------------
Net increase                    72,242       $    722,428               12      $        120
                            ==================================================================
-------------------------------------------------------------------------------- 3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2003, were $193,715,002 and $57,941,972, respectively.

-------------------------------------------------------------------------------- 4. Fees and Other Transactions with Affiliates Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The management fees payable by the Fund are reduced by the management fees paid by the underlying Oppenheimer funds on assets representing investments by the Fund in shares of those underlying funds. That is done so that shareholders of the Fund do not pay direct and indirect management fees in excess of 0.75%. --------------------------------------------------------------------------------

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2003, the Fund paid $815,738 to OFS for services to the Fund.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

26 OPPENHEIMER CAPITAL PRESERVATION FUND -------------------------------------------------------------------------------- Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate         Class A       Concessions       Concessions       Concessions       Concessions
                    Front-End       Front-End        on Class A        on Class B        on Class C        on Class N
                Sales Charges   Sales Charges            Shares            Shares            Shares            Shares
                   on Class A     Retained by       Advanced by       Advanced by       Advanced by       Advanced by
Year Ended             Shares     Distributor     Distributor 1     Distributor 1     Distributor 1     Distributor 1
------------------------------------------------------------------------------------------------------------------------

October 31, 2003      $58,328          $4,626           $57,446          $192,916          $174,510          $338,576

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         Class A           Class B          Class C           Class N
                      Contingent        Contingent       Contingent        Contingent
                        Deferred          Deferred         Deferred          Deferred
                   Sales Charges     Sales Charges    Sales Charges     Sales Charges
                     Retained by       Retained by      Retained by       Retained by
Year Ended           Distributor       Distributor      Distributor       Distributor
----------------------------------------------------------------------------------------

October 31, 2003            $964           $65,558          $26,968          $325,198
--------------------------------------------------------------------------------

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2003, expense under the Class A Plan totaled $228,125, all of which were paid by the Distributor to recipients, which included $73 retained by the Distributor and $8,208 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended October 31, 2003, were as follows:

                                                                        Distributor's
                                                      Distributor's         Aggregate
                                                          Aggregate     Uncompensated
                                                      Uncompensated     Expenses as %
                  Total Expenses   Amount Retained  Expenses of Net            Assets
                      Under Plan    by Distributor       Under Plan          of Class
----------------------------------------------------------------------------------------

Class B Plan            $ 80,423          $ 68,734       $  272,489              2.73%
Class C Plan             193,012           131,105          331,686              1.36
Class N Plan             450,965                --        1,008,962              0.46
27 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices amp;#147;financial futuresamp;#148; or debt securities amp;#147;interest rate futuresamp;#148; in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of October 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                                      Unrealized
                              Expiration     Number of        Valuation as of       Appreciation
Contract Description               Dates     Contracts          Oct. 31, 2003     (Depreciation)
--------------------------------------------------------------------------------------------------

Contracts to Purchase
U.S. Treasury Nts., 2 yr.       12/29/03             6             $1,286,813          $  10,665
                                                                                       -----------
Contracts to Sell
U.S. Treasury Nts., 5 yr.       12/19/03            25              2,795,313            (54,242)
                                                                                       -----------
                                                                                       $ (43,577)
                                                                                       ===========
28 OPPENHEIMER CAPITAL PRESERVATION FUND -------------------------------------------------------------------------------- 6. Illiquid or Restricted Securities

As of October 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. A Wrapper Agreement is considered to be an illiquid security. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities.

-------------------------------------------------------------------------------- 7. Borrowing and Lending Arrangements

The Fund entered into an amp;#147;interfund borrowing and lending arrangementamp;#148; with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fundamp;#146;s Board of Trustees, based upon a recommendation by the Manager. The Fundamp;#146;s borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one dayamp;#146;s notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.

amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;amp;nbsp;The Fund had no interfund borrowings or loans outstanding during the year ended or at October 31, 2003.

                         Appendix A

                  Industry Classifications

Aerospace & Defense                     Household Products
Air Freight & Couriers                  Industrial Conglomerates
Airlines                                Insurance
Auto Components                         Internet & Catalog Retail
Automobiles                             Internet Software & Services
Beverages                               IT Services
Biotechnology                           Leisure Equipment & Products
Building Products                       Machinery
Chemicals                               Marine
Consumer Finance                        Media
Commercial Banks                        Metals & Mining
Commercial Services & Supplies          Multiline Retail
Communications Equipment                Multi-Utilities
Computers & Peripherals                 Office Electronics
Construction & Engineering              Oil & Gas
Construction Materials                  Paper & Forest Products
Containers & Packaging                  Personal Products
Distributors                            Pharmaceuticals
Diversified Financial Services          Real Estate
Diversified Telecommunication Services  Road & Rail
Electric Utilities                      Semiconductors and Semiconductor
                                        Equipment
Electrical Equipment                    Software
Electronic Equipment & Instruments      Specialty Retail
Energy Equipment & Services             Textiles, Apparel & Luxury Goods
Food & Staples Retailing                Thrifts & Mortgage Finance
Food Products                           Tobacco
Gas Utilities                           Trading Companies & Distributors
Health Care Equipment & Supplies        Transportation Infrastructure
Health Care Providers & Services        Water Utilities
Hotels Restaurants & Leisure            Wireless Telecommunication Services
Household Durables

                            B-13
                         Appendix B

OppenheimerFunds Special Sales Charge Arrangements and
-------------------------------------------------------
Waivers
-------

In certain cases, the initial sales charge that applies to
purchases of Class A shares1 of the Oppenheimer funds or
the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.2 That is
because of the economies of sales efforts realized by
OppenheimerFunds Distributor, Inc., (referred to in this
document as the "Distributor"), or by dealers or other
financial institutions that offer those shares to certain
classes of investors.

Not all waivers apply to all funds. For example, waivers
relating to Retirement Plans do not apply to Oppenheimer
municipal funds, because shares of those funds are not
available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and
in the Prospectus and Statement of Additional Information
of the applicable Oppenheimer funds, the term "Retirement
Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k)
            of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"),
            including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the
applicability of a special arrangement or waiver in a
particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this
document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements
may be amended or terminated at any time by a particular
fund, the Distributor, and/or OppenheimerFunds, Inc.
(referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be
requested by the shareholder and/or dealer in the
redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges
                         in Certain Cases
-------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are
Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a
waiver applies).

      There is no initial sales charge on purchases of
Class A shares of any of the Oppenheimer funds in the cases
listed below. However, these purchases may be subject to
the Class A contingent deferred sales charge if redeemed
within 18 months (24 months in the case of Oppenheimer
Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their
purchase, as described in the Prospectus (unless a waiver
described elsewhere in this Appendix applies to the
redemption). Additionally, on shares purchased under these
waivers that are subject to the Class A contingent deferred
sales charge, the Distributor will pay the applicable
concession described in the Prospectus under "Class A
Contingent Deferred Sales Charge."5 This waiver provision
applies to:
|_|   Purchases of Class A shares aggregating $1 million or
         more.
|_|   Purchases of Class A shares by a Retirement Plan that
         was permitted to purchase such shares at net asset
         value but subject to a contingent deferred sales
         charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans)
         that: 1) bought shares costing $500,000 or more,
         2) had at the time of purchase 100 or more
         eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the
         Distributor that it projects to have annual plan
         purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover
         IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered
            investment adviser that has made special
            arrangements with the Distributor for those
            purchases, or
         2) by a direct rollover of a distribution from a
            qualified Retirement Plan if the administrator
            of that Plan has made special arrangements with
            the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that
         have any of the following record-keeping
         arrangements:
         1) The record keeping is performed by Merrill
            Lynch Pierce Fenner & Smith, Inc. ("Merrill
            Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor
            signs the record-keeping service agreement with
            Merrill Lynch, the Plan must have $3 million or
            more of its assets invested in (a) mutual
            funds, other than those advised or managed by
            Merrill Lynch Investment Management, L.P.
            ("MLIM"), that are made available under a
            Service Agreement between Merrill Lynch and the
            mutual fund's principal underwriter or
            distributor, and (b) funds advised or managed
            by MLIM (the funds described in (a) and (b) are
            referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is
            performed on a daily valuation basis by a
            record keeper whose services are provided under
            a contract or arrangement between the
            Retirement Plan and Merrill Lynch. On the date
            the plan sponsor signs the record keeping
            service agreement with Merrill Lynch, the Plan
            must have $3 million or more of its assets
            (excluding assets invested in money market
            funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is
            handled under a service agreement with Merrill
            Lynch and on the date the plan sponsor signs
            that agreement, the Plan has 500 or more
            eligible employees (as determined by the
            Merrill Lynch plan conversion manager).
II.

    Waivers of Class A Sales Charges of Oppenheimer Funds
-------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges
for Certain Purchasers.

Class A shares purchased by the following investors are not
subject to any Class A sales charges (and no concessions
are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and
         employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and
         retirement plans established by them for their
         employees. The term "immediate family" refers to
         one's spouse, children, grandchildren,
         grandparents, parents, parents-in-law, brothers
         and sisters, sons- and daughters-in-law, a
         sibling's spouse, a spouse's siblings, aunts,
         uncles, nieces and nephews; relatives by virtue of
         a remarriage (step-children, step-parents, etc.)
         are included.
|_|   Registered management investment companies, or
         separate accounts of insurance companies having an
         agreement with the Manager or the Distributor for
         that purpose.
|_|   Dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees.
|_|   Employees and registered representatives (and their
         spouses) of dealers or brokers described above or
         financial institutions that have entered into
         sales arrangements with such dealers or brokers
         (and which are identified as such to the
         Distributor) or with the Distributor. The
         purchaser must certify to the Distributor at the
         time of purchase that the purchase is for the
         purchaser's own account (or for the benefit of
         such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment
         advisors that have entered into an agreement with
         the Distributor providing specifically for the use
         of shares of the Fund in particular investment
         products made available to their clients. Those
         clients may be charged a transaction fee by their
         dealer, broker, bank or advisor for the purchase
         or sale of Fund shares.
|_|   Investment advisors and financial planners who have
         entered into an agreement for this purpose with
         the Distributor and who charge an advisory,
         consulting or other fee for their services and buy
         shares for their own accounts or the accounts of
         their clients.
|_|   "Rabbi trusts" that buy shares for their own
         accounts, if the purchases are made through a
         broker or agent or other financial intermediary
         that has made special arrangements with the
         Distributor for those purchases.
|_|   Clients of investment advisors or financial planners
         (that have entered into an agreement for this
         purpose with the Distributor) who buy shares for
         their own accounts may also purchase shares
         without sales charge but only if their accounts
         are linked to a master account of their investment
         advisor or financial planner on the books and
         records of the broker, agent or financial
         intermediary with which the Distributor has made
         such special arrangements . Each of these
         investors may be charged a fee by the broker,
         agent or financial intermediary for purchasing
         shares.
|_|   Directors, trustees, officers or full-time employees
         of OpCap Advisors or its affiliates, their
         relatives or any trust, pension, profit sharing or
         other benefit plan which beneficially owns shares
         for those persons.
|_|   Accounts for which Oppenheimer Capital (or its
         successor) is the investment advisor (the
         Distributor must be advised of this arrangement)
         and persons who are directors or trustees of the
         company or trust which is the beneficial owner of
         such accounts.
|_|   A unit investment trust that has entered into an
         appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment
         advisers that have entered into an agreement with
         the Distributor to sell shares to defined
         contribution employee retirement plans for which
         the dealer, broker or investment adviser provides
         administration services.
|_|   Retirement Plans and deferred compensation plans and
         trusts used to fund those plans (including, for
         example, plans qualified or created under sections
         401(a), 401(k), 403(b) or 457 of the Internal
         Revenue Code), in each case if those purchases are
         made through a broker, agent or other financial
         intermediary that has made special arrangements
         with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former
         Quest for Value Advisors) whose Class B or Class C
         shares of a Former Quest for Value Fund were
         exchanged for Class A shares of that Fund due to
         the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the
         former Quest for Value Advisors to purchase shares
         of any of the Former Quest for Value Funds at net
         asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund
         clearinghouse, if that arrangement was consummated
         and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges
in Certain Transactions.

Class A shares issued or purchased in the following
transactions are not subject to sales charges (and no
concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as
         mergers, asset acquisitions and exchange offers,
         to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or
         other distributions reinvested from the Fund or
         other Oppenheimer funds (other than Oppenheimer
         Cash Reserves) or unit investment trusts for which
         reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased through a broker-dealer that has
         entered into a special agreement with the
         Distributor to allow the broker's customers to
         purchase and pay for shares of Oppenheimer funds
         using the proceeds of shares redeemed in the prior
         30 days from a mutual fund (other than a fund
         managed by the Manager or any of its subsidiaries)
         on which an initial sales charge or contingent
         deferred sales charge was paid. This waiver also
         applies to shares purchased by exchange of shares
         of Oppenheimer Money Market Fund, Inc. that were
         purchased and paid for in this manner. This waiver
         must be requested when the purchase order is
         placed for shares of the Fund, and the Distributor
         may require evidence of qualification for this
         waiver.
|_|   Shares purchased with the proceeds of maturing
         principal units of any Qualified Unit Investment
         Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan
         repayments by a participant in a Retirement Plan
         for which the Manager or an affiliate acts as
         sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge
for Certain Redemptions.

The Class A contingent deferred sales charge is also waived
if shares that would otherwise be subject to the contingent
deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are
         limited annually to no more than 12% of the
         account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law
         or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and
         Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred
         compensation plans or other employee benefit plans
         for any of the following purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake
            of fact.
         4) Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as
            defined in the Internal Revenue Code, or, in
            the case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service
            distributions," if the redemption proceeds are
            rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by
         broker-dealers that have entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   For distributions from retirement plans that have $10
         million or more in plan assets and that have
         entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are
         part of a retirement plan product or platform
         offered by certain banks, broker-dealers,
         financial advisors, insurance companies or record
         keepers which have entered into a special
         agreement with the Distributor.
III.   Waivers of Class B, Class C and Class N Sales Charges
                        of Oppenheimer Funds
---------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales
charges will not be applied to shares purchased in certain
types of transactions or redeemed in certain circumstances
described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales
charges will be waived for redemptions of shares in the
following cases:
|_|   Shares redeemed involuntarily, as described in
         "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans
         following the death or disability of the last
         surviving shareholder. The death or disability
         must have occurred after the account was
         established, and for disability you must provide
         evidence of a determination of disability by the
         Social Security Administration.
|_|   The contingent deferred sales charges are generally
         not waived following the death or disability of a
         grantor or trustee for a trust account. The
         contingent deferred sales charges will only be
         waived in the limited case of the death of the
         trustee of a grantor trust or revocable living
         trust for which the trustee is also the sole
         beneficiary. The death or disability must have
         occurred after the account was established, and
         for disability you must provide evidence of a
         determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the
         broker-dealer of record has entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   Redemptions of Class B shares held by Retirement
         Plans whose records are maintained on a daily
         valuation basis by Merrill Lynch or an independent
         record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S.
         Government Trust from accounts of clients of
         financial institutions that have entered into a
         special arrangement with the Distributor for this
         purpose.
|_|   Redemptions requested in writing by a Retirement Plan
         sponsor of Class C shares of an Oppenheimer fund
         in amounts of $500,000 or more and made more than
         12 months after the Retirement Plan's first
         purchase of Class C shares, if the redemption
         proceeds are invested in Class N shares of one or
         more Oppenheimer funds.
|_|   Distributions8 from Retirement Plans or other
         employee benefit plans for any of the following
         purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established in an Oppenheimer fund.
         2) To return excess contributions made to a
            participant's account.
         3) To return contributions made due to a mistake
            of fact.
         4) To make hardship withdrawals, as defined in the
            plan.9
         5) To make distributions required under a
            Qualified Domestic Relations Order or, in the
            case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from
            service.11
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) offered as an investment option in
            a Retirement Plan if the plan has made special
            arrangements with the Distributor.
         11)      Distributions made on account of a plan
            termination or "in-service" distributions, if
            the redemption proceeds are rolled over
            directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's
            account under an Automatic Withdrawal Plan
            after the participant reaches age 59 1/2, as long
            as the aggregate value of the distributions
            does not exceed 10% of the account's value,
            adjusted annually.
         13)      Redemptions of Class B shares under an
            Automatic Withdrawal Plan for an account other
            than a Retirement Plan, if the aggregate value
            of the redeemed shares does not exceed 10% of
            the account's value, adjusted annually.
         14)      For distributions from 401(k) plans
            sponsored by broker-dealers that have entered
            into a special arrangement with the Distributor
            allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under
         an Automatic Withdrawal Plan from an account other
         than a Retirement Plan if the aggregate value of
         the redeemed shares does not exceed 10% of the
         account's value annually.

B. Waivers for Shares Sold or Issued in Certain
Transactions.

The contingent deferred sales charge is also waived on
Class B and Class C shares sold or issued in the following
cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment
         companies or separate accounts of insurance
         companies having an agreement with the Manager or
         the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the
         Fund is a party.
|_|   Shares sold to present or former officers, directors,
         trustees or employees (and their "immediate
         families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and
         retirement plans established by them for their
         employees.
IV.    Special Sales Charge Arrangements for Shareholders of
        Certain Oppenheimer Funds Who Were Shareholders of
                   Former Quest for Value Funds
-------------------------------------------------------------

The initial and contingent deferred sales charge rates and
waivers for Class A, Class B and Class C shares described
in the Prospectus or Statement of Additional Information of
the Oppenheimer funds are modified as described below for
certain persons who were shareholders of the former Quest
for Value Funds. To be eligible, those persons must have
been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to
those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.  Oppenheimer Small
   Cap Value Fund
   Oppenheimer Quest Balanced Value Fund  Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the
following funds when they merged (were reorganized) into
various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for
   Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest
   for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value
   California Tax-Exempt Fund

      All of the funds listed above are referred to in this
Appendix as the "Former Quest for Value Funds." The waivers
of initial and contingent deferred sales charges described
in this Appendix apply to shares of an Oppenheimer fund
that are either:
|_|   acquired by such shareholder pursuant to an exchange
         of shares of an Oppenheimer fund that was one of
         the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares
         of another Oppenheimer fund that were acquired
         pursuant to the merger of any of the Former Quest
         for Value Funds into that other Oppenheimer fund
         on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for
Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table
sets forth the initial sales charge rates for Class A
shares purchased by members of "Associations" formed for
any purpose other than the purchase of securities. The
rates in the table apply if that Association purchased
shares of any of the Former Quest for Value Funds or
received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

-------------------------------------------------------------
      For purchases by Associations having 50 or more
eligible employees or members, there is no initial sales
charge on purchases of Class A shares, but those shares are
subject to the Class A contingent deferred sales charge
described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the
lower of either the sales charge rate in the table based on
the number of members of an Association, or the sales
charge rate that applies under the Right of Accumulation
described in the applicable fund's Prospectus and Statement
of Additional Information. Individuals who qualify under
this arrangement for reduced sales charge rates as members
of Associations also may purchase shares for their
individual or custodial accounts at these reduced sales
charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain
Shareholders. Class A shares purchased by the following
investors are not subject to any Class A initial or
contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family
            of Funds on February 28, 1991 and who acquired
            shares of any of the Former Quest for Value
            Funds by merger of a portfolio of the AMA
            Family of Funds.
o     Shareholders who acquired shares of any Former Quest
            for Value Fund by merger of any of the
            portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions. The Class A contingent deferred sales
charge will not apply to redemptions of Class A shares
purchased by the following investors who were shareholders
of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer
that is or was not permitted to receive a sales load or
redemption fee imposed on a shareholder with whom that
dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations
adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales
Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to
March 6, 1995. In the following cases, the contingent
deferred sales charge will be waived for redemptions of
Class A, Class B or Class C shares of an Oppenheimer fund.
The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange
from an Oppenheimer fund that was a Former Quest for Value
Fund or into which such fund merged. Those shares must have
been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan
            holding only either Class B or Class C shares
            if the annual withdrawal does not exceed 10% of
            the initial value of the account value,
            adjusted annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum value
            of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or
After March 6, 1995 but Prior to November 24, 1995. In the
following cases, the contingent deferred sales charge will
be waived for redemptions of Class A, Class B or Class C
shares of an Oppenheimer fund. The shares must have been
acquired by the merger of a Former Quest for Value Fund
into the fund or by exchange from an Oppenheimer fund that
was a Former Quest For Value Fund or into which such Former
Quest for Value Fund merged. Those shares must have been
purchased on or after March 6, 1995, but prior to November
24, 1995:
o     redemptions following the death or disability of the
            shareholder(s) (as evidenced by a determination
            of total disability by the U.S. Social Security
            Administration);
o     withdrawals under an automatic withdrawal plan (but
            only for Class B or Class C shares) where the
            annual withdrawals do not exceed 10% of the
            initial value of the account value; adjusted
            annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum
            account value.

      A shareholder's account will be credited with the
amount of any contingent deferred sales charge paid on the
redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds
are invested in the same Class of shares in that fund or
another Oppenheimer fund within 90 days after redemption.
V.     Special Sales Charge Arrangements for Shareholders of
       Certain Oppenheimer Funds Who Were Shareholders of
          Connecticut Mutual Investment Accounts, Inc.
----------------------------------------------------------

The initial and contingent deferred sale charge rates and
waivers for Class A and Class B shares described in the
respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this
section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders
who were shareholders of the following funds (referred to
as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser
to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut
   Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA
   LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan
   Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified
   Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain
shareholders of a Fund and the other Former Connecticut
Mutual Funds are entitled to continue to make additional
purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A
contingent deferred sales charge that was in effect prior
to March 18, 1996 (the "prior Class A CDSC"). Under the
prior Class A CDSC, if any of those shares are redeemed
within one year of purchase, they will be assessed a 1%
contingent deferred sales charge on an amount equal to the
current market value or the original purchase price of the
shares sold, whichever is smaller (in such redemptions, any
shares not subject to the prior Class A CDSC will be
redeemed first).

      Those shareholders who are eligible for the prior
      Class A CDSC are:
         1) persons whose purchases of Class A shares of a
            Fund and other Former Connecticut Mutual Funds
            were $500,000 prior to March 18, 1996, as a
            result of direct purchases or purchases
            pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still
            hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a
            Statement of Intention entered into prior to
            March 18, 1996, with the former general
            distributor of the Former Connecticut Mutual
            Funds to purchase shares valued at $500,000 or
            more over a 13-month period entitled those
            persons to purchase shares at net asset value
            without being subject to the Class A initial
            sales charge

      Any of the Class A shares of a Fund and the other
Former Connecticut Mutual Funds that were purchased at net
asset value prior to March 18, 1996, remain subject to the
prior Class A CDSC, or if any additional shares are
purchased by those shareholders at net asset value pursuant
to this arrangement they will be subject to the prior Class
A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A
shares of a Fund may be purchased without a sales charge,
by a person who was in one (or more) of the categories
below and acquired Class A shares prior to March 18, 1996,
and still holds Class A shares:
         1) any purchaser, provided the total initial
            amount invested in the Fund or any one or more
            of the Former Connecticut Mutual Funds totaled
            $500,000 or more, including investments made
            pursuant to the Combined Purchases, Statement
            of Intention and Rights of Accumulation
            features available at the time of the initial
            purchase and such investment is still held in
            one or more of the Former Connecticut Mutual
            Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided
            that the total initial amount invested by the
            plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled
            $500,000 or more;
         3) Directors of the Fund or any one or more of the
            Former Connecticut Mutual Funds and members of
            their immediate families;
         4) employee benefit plans sponsored by Connecticut
            Mutual Financial Services, L.L.C. ("CMFS"), the
            prior distributor of the Former Connecticut
            Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least
            1,000 persons (and persons who are retirees
            from such group) engaged in a common business,
            profession, civic or charitable endeavor or
            other activity, and the spouses and minor
            dependent children of such persons, pursuant to
            a marketing program between CMFS and such
            group; and
         6) an institution acting as a fiduciary on behalf
            of an individual or individuals, if such
            institution was directly compensated by the
            individual(s) for recommending the purchase of
            the shares of the Fund or any one or more of
            the Former Connecticut Mutual Funds, provided
            the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be
purchased without a sales charge by any holder of a
variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable
surrender charge period and which was used to fund a
qualified plan, if that holder exchanges the variable
annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge
Waivers.

In addition to the waivers set forth in the Prospectus and
in this Appendix, above, the contingent deferred sales
charge will be waived for redemptions of Class A and Class
B shares of a Fund and exchanges of Class A or Class B
shares of a Fund into Class A or Class B shares of a Former
Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i)
acquired prior to March 18, 1996 or (ii) were acquired by
exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such
Former Connecticut Mutual Fund must have been purchased
prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in
      Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to
      participants or beneficiaries from retirement plans
      qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans
      created under Section 457 of the Code, or other
      employee benefit plans;
   4) as tax-free returns of excess contributions to such
      retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold
      to any state, county, or city, or any
      instrumentality, department, authority, or agency
      thereof, that is prohibited by applicable investment
      laws from paying a sales charge or concession in
      connection with the purchase of shares of any
      registered investment management company;
   6) in connection with the redemption of shares of the
      Fund due to a combination with another investment
      company by virtue of a merger, acquisition or similar
      reorganization transaction;
   7) in connection with the Fund's right to involuntarily
      redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A
      shares and Class B shares in certain retirement plan
      accounts pursuant to an Automatic Withdrawal Plan but
      limited to no more than 12% of the original value
      annually; or
   9) as involuntary redemptions of shares by operation of
      law, or under procedures set forth in the Fund's
      Articles of Incorporation, or as adopted by the Board
      of Directors of the Fund.
VI.    Special Reduced Sales Charge for Former Shareholders
                  of Advance America Funds, Inc.
-------------------------------------------------------------

Shareholders of Oppenheimer AMT Free Municipals,
Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result
of the reorganization of series of Advance America Funds,
Inc. into those Oppenheimer funds on October 18, 1991, and
who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer
funds at a maximum sales charge rate of 4.50%.
VII.    Sales Charge Waivers on Purchases of Class M Shares
            of Oppenheimer Convertible Securities Fund
-------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the
"Fund" in this section) may sell Class M shares at net
asset value without any initial sales charge to the classes
of investors listed below who, prior to March 11, 1996,
owned shares of the Fund's then-existing Class A and were
permitted to purchase those shares at net asset value
without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and
         employees (and their "immediate families" as
         defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its
         affiliates, and retirement plans established by
         them or the prior investment advisor of the Fund
         for their employees,
|_|   registered management investment companies or
         separate accounts of insurance companies that had
         an agreement with the Fund's prior investment
         advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees,
|_|   employees and registered representatives (and their
         spouses) of dealers or brokers described in the
         preceding section or financial institutions that
         have entered into sales arrangements with those
         dealers or brokers (and whose identity is made
         known to the Distributor) or with the Distributor,
         but only if the purchaser certifies to the
         Distributor at the time of purchase that the
         purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors
         that had entered into an agreement with the
         Distributor or the prior distributor of the Fund
         specifically providing for the use of Class M
         shares of the Fund in specific investment products
         made available to their clients, and
|_|   dealers, brokers or registered investment advisors
         that had entered into an agreement with the
         Distributor or prior distributor of the Fund's
         shares to sell shares to defined contribution
         employee retirement plans for which the dealer,
         broker, or investment advisor provides
         administrative services.

Oppenheimer Capital Preservation Fund

Internet Website:
      www.oppenheimerfunds.com
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019-5820

1234

PX0755.001.1203

1 In accordance with Rule 12b-1 of the Investment Company
Act, the term "Independent Trustees" in this Statement of
Additional Information, refers to those Trustees who are
not "interested persons" of the Fund and who do not have
any direct or indirect financial interest in the operation
of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of
Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to
contingent deferred sales charges mean the Fund's Early
Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement,
whether or not it is "qualified" under the Internal Revenue
Code, under which Class N shares of an Oppenheimer fund or
funds are purchased by a fiduciary or other administrator
for the account of participants who are employees of a
single employer or of affiliated employers. These may
include, for example, medical savings accounts, payroll
deduction plans or similar plans. The fund accounts must be
registered in the name of the fiduciary or administrator
purchasing the shares for the benefit of participants in
the plan.
4 The term "Group Retirement Plan" means any qualified or
non-qualified retirement plan for employees of a
corporation or sole proprietorship, members and employees
of a partnership or association or other organized group of
persons (the members of which may include other groups), if
the group has made special arrangements with the
Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase
shares of an Oppenheimer fund or funds through a single
investment dealer, broker or other financial institution
designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than
plans for public school employees. The term "Group
Retirement Plan" also includes qualified retirement plans
and non-qualified deferred compensation plans and IRAs that
purchase shares of an Oppenheimer fund or funds through a
single investment dealer, broker or other financial
institution that has made special arrangements with the
Distributor.
5 However, that concession will not be paid on purchases of
shares in amounts of $1 million or more (including any
right of accumulation) by a Retirement Plan that pays for
the purchase with the redemption proceeds of Class C shares
of one or more Oppenheimer funds held by the Plan for more
than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan
termination or the elimination of the Oppenheimer funds as
an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7)
custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
11 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.

         OPPENHEIMER CAPITAL PRESERVATION FUND
         Supplement dated December 29, 2003 to the
Statement of Additional Information dated December 23, 2003

The  Statement  of  Additional  Information  is  changed  as follows:

The first sentence of the third  paragraph under the section entitled  "Classes  of  Shares" on page 66 is deleted in its entirety and replaced with the following:

           "The  Distributor  will not  accept  any order in
      the  amount  of  $250,000  or more for  Class B shares
      (and effective  February 2, 2004, the Distributor will
      not  accept  purchase  orders of  $250,000  or more of
      Class B  shares)  or $1  million  or more for  Class C
      shares on behalf of a single  investor (not  including
      dealer "street name" or omnibus accounts)."

December 29, 2003                                                   PX0755.008

Limited Term New York Municipal Fund
Oppenheimer AMT-Free Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer Balanced Fund
Oppenheimer Bond Fund
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Large-Cap Core Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited Term Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer New Jersey Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Principal Protected Main Street Fund
Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Rochester National Municipals
Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Small Cap Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Value Fund
Rochester Fund Municipals

      This supplement amends the Statement of Additional
Information ("SAI") of each of the above referenced Funds
as described below and is in addition to any existing
supplements of the Funds.

1.    The second paragraph for each SAI, except for Cash
Reserves and Money Market Fund, Inc., under "Brokerage
Policies of the Fund - Brokerage Provisions of the
Investment Advisory Agreement" is deleted and replaced by
the following paragraphs:

           Under the investment advisory
           agreement, in choosing brokers to
           execute portfolio transactions for
           the Fund, the Manager may select
           brokers (other than affiliates) that
           provide brokerage and/or research
           services to the Fund and/or the other
           accounts over which the Manager or
           its affiliates have investment
           discretion.  The concessions paid to
           those brokers may be higher than
           another qualified broker would
           charge, if the Manager makes a good
           faith determination that the
           concession is fair and reasonable in
           relation to the services provided.

           Subject to those considerations, as a
           factor in selecting brokers for the
           Fund's portfolio transactions, the
           investment advisory agreement also
           permits the Manager to consider sales
           of shares of the Fund and other
           investment companies for which the
           Manager or an affiliate serves as
           investment adviser.  Notwithstanding
           that authority, and with the
           concurrence of the Fund's Board, the
           Manager has determined not to
           consider sales of shares of the Fund
           and other investment companies for
           which the Manager or an affiliate
           serves as investment adviser as a
           factor in selecting brokers for the
           Fund's portfolio transactions.
           However, the Manager may continue to
           effect portfolio transactions through
           brokers who sell shares of the Fund.

2.    The paragraph under "Distribution and Service Plans -
Distribution and Service Plans", with the
exception of Money Market Fund, beginning with
the following sentence "Under the plans, the
Manager and the Distributor may make payments to
affiliates and in their sole discretion,...." is
deleted in its entirety and replaced with the
following paragraphs:

           Under the Plans, the Manager and the
           Distributor may make payments to
           affiliates.  In their sole
           discretion, they may also from time
           to time make substantial payments
           from their own resources, which
           include the profits the Manager
           derives from the advisory fees it
           receives from the Fund, to compensate
           brokers, dealers, financial
           institutions and other intermediaries
           for providing distribution assistance
           and/or administrative services or
           that otherwise promote sales of the
           Fund's shares.  These payments, some
           of which may be referred to as
           "revenue sharing," may relate to the
           Fund's inclusion on a financial
           intermediary's preferred list of
           funds offered to its clients.

           Financial intermediaries, brokers and
           dealers may receive other payments
           from the Distributor or the Manager
           from their own resources in
           connection with the promotion and/or
           sale of shares of the Fund, including
           payments to defray expenses incurred
           in connection with educational
           seminars and meetings.  The Manager
           or Distributor may share expenses
           incurred by financial intermediaries
           in conducting training and
           educational meetings about aspects of
           the Fund for employees of the
           intermediaries or for hosting client
           seminars or meetings at which the
           Fund is discussed.  In their sole
           discretion, the Manager and/or the
           Distributor may increase or decrease
           the amount of payments they make from
           their own resources for these
           purposes.

3.    The fifth paragraph under "Distribution and Service
Plans - Class B, Class C and Class N Service and
Distribution Plans" or under "Distribution and Service
                    --------
Plans - Class B, Class C (add "Class M" for Convertible
Securities Fund only) and Class N Service and Distribution
Plan Fees" in each SAI, for the Capital Preservation Fund,
Convertible Securities Fund, Developing Markets Fund, High
Yield Fund, International Small Company Fund, Main Street
Opportunity Fund, Main Street Small Cap Fund, Quest
Balanced Fund, Quest Opportunity Value Fund, Small Cap
Fund, Quest International Value Fund and Select Value Fund
is deleted and replaced by the following paragraph:

           Class B, Class C or Class N shares
           may not be purchased by an investor
           directly from the Distributor without
           the investor designating another
           broker-dealer of record.  If the
           investor no longer has another
           broker-dealer of record for an
           existing account, the Distributor is
           automatically designated as the
           broker-dealer of record, but solely
           for the purpose of acting as the
           investor's agent to purchase the
           shares.  In those cases, the
           Distributor retains the asset-based
           sales charge paid on Class B, Class C
           and Class N shares, but does not
           retain any service fees as to the
           assets represented by that account.

4.    The second paragraph under "Distribution
and Service Plans - Class B, Class C and Class N
Service and Distribution Plans" or under
                                --------
"Distribution and Service Plans - Class B, Class
C and Class N Service and Distribution Plan
Fees" for the Balanced Fund, Bond Fund, Capital
Appreciation Fund, Capital Income Fund, Champion
Income Fund, Discovery Fund, Disciplined
Allocation Fund, Emerging Growth Fund, Emerging
Technologies Fund, Enterprise Fund, Equity Fund,
Inc., Global Fund, Global Opportunity Fund, Gold
& Special Minerals Fund, Growth Fund,
International Bond Fund, International Growth
Fund, International Value Fund, Limited Term
Government Fund, Main Street Fund, MidCap Fund,
Quest Capital Value Fund, Inc., Quest Value
Fund, Inc., Real Asset Fund, Real Estate Fund,
Strategic Income Fund, Total Return Bond Fund,
U.S. Government Trust and Value Fund is amended
by deleting the last sentence and replacing it
with the following:

           Class B, Class C or Class N shares
           may not be purchased by an investor
           directly from the Distributor without
           the investor designating another
           broker-dealer of record.  If the
           investor no longer has another
           broker-dealer of record for an
           existing account, the Distributor is
           automatically designated as the
           broker-dealer of record, but solely
           for the purpose of acting as the
           investor's agent to purchase the
           shares.  In those cases, the
           Distributor retains the asset-based
           sales charge paid on Class B, Class C
           and Class N shares, but does not
           retain any service fees as to the
           assets represented by that account.

5.    The fifth paragraph under "Distribution and Service
Plans - Class B and Class C Service and Distribution Plans"
or under "Distribution and Service Plans - Class B and
--------
Class C Service and Distribution Plan Fees" for the
AMT-Free Municipals, AMT-Free New York Municipals,
California Municipal Fund, Cash Reserves, International
Large-Cap Core Fund, Limited Term Municipal Fund, New
Jersey Municipal Fund, Pennsylvania Municipal Fund,
Rochester National Municipals and Senior Floating Rate Fund
is deleted and replaced by the following paragraph:

           Class B or Class C shares may not be
           purchased by an investor directly
           from the Distributor without the
           investor designating another
           broker-dealer of record.  If the
           investor no longer has another
           broker-dealer of record for an
           existing account, the Distributor is
           automatically designated as the
           broker-dealer of record, but solely
           for the purpose of acting as the
           investor's agent to purchase the
           shares.  In those cases, the
           Distributor retains the asset-based
           sales charge paid on Class B and
           Class C shares, but does not retain
           any service fees as to the assets
           represented by that account.

6.    The second paragraph under "Distribution
and Service Plans - Class B, and Class C Service
and Distribution Plans" or under "Distribution
                        --------
and Service Plans - Class B and Class C Service
and Distribution Plan Fees" for the Limited Term
California Municipal Fund, Limited Term New York
Municipal Fund and Rochester Fund Municipals is
amended by deleting the last sentence and
replacing it with the following:

           Class B or Class C shares may not be
           purchased by an investor directly
           from the Distributor without the
           investor designating another
           broker-dealer of record.  If the
           investor no longer has another
           broker-dealer of record for an
           existing account, the Distributor is
           automatically designated as the
           broker-dealer of record, but solely
           for the purpose of acting as the
           investor's agent to purchase the
           shares.  In those cases, the
           Distributor retains the asset-based
           sales charge paid on Class B and
           Class C shares, but does not retain
           any service fees as to the assets
           represented by that account.

7.    The following paragraph is added before
the section titled "AccountLink" under "How to
Buy Shares", except for the Principal Protected
Main Street Fund and Principal Protected Main
Street Fund II:

           When you purchase shares of the Fund,
           your ownership interest in the shares
           of the Fund will be recorded as a
           book entry on the records of the
           Fund.  The Fund will not issue or
           re-register physical share
           certificates.

8.    The first paragraph under "About Your
Account - How to Buy Shares - Retirement Plans,"
with the exception of the following funds:
AMT-Free Municipals, AMT-Free New York
Municipals, California Municipal Fund, Cash
Reserves, Limited Term California Municipal
Fund, Limited Term Municipal Fund, Limited Term
New York Municipal Fund, Money Market Fund,
Inc., New Jersey Municipal Fund, Pennsylvania
Municipal Fund, Principal Protected Main Street
Fund, Principal Protected Main Street Fund II,
Rochester Fund Municipals, Rochester National
Municipals and Senior Floating Rate Fund, is
deleted and replaced with the following:

           Retirement Plans.  Certain types of
           retirement plans are entitled to
           purchase shares of the Fund without
           sales charges or at reduced sales
           charge rates, as described in an
           Appendix to this Statement of
           Additional Information.  Certain
           special sales charge arrangements
           described in that Appendix apply to
           retirement plans whose records are
           maintained on a daily valuation basis
           by Merrill Lynch Pierce Fenner &
           Smith, Inc. ("Merrill Lynch") or an
           independent record keeper that has a
           contract or special arrangement with
           Merrill Lynch.  If on the date the
           plan sponsor signed the Merrill Lynch
           record keeping service agreement the
           plan has less than $1 million in
           assets invested in applicable
           investments (other than assets
           invested in money market funds), then
           the retirement plan may purchase only
           Class C shares of the Oppenheimer
           funds.  If on the date the plan
           sponsor signed the Merrill Lynch
           record keeping service agreement the
           plan has $1 million or more in assets
           but less than $5 million in assets
           invested in applicable investments
           (other than assets invested in money
           market funds), then the retirement
           plan may purchase only Class N shares
           of the Oppenheimer funds.  If on the
           date the plan sponsor signed the
           Merrill Lynch record keeping service
           agreement the plan has $5 million or
           more in assets invested in applicable
           investments (other than assets
           invested in money market funds), then
           the retirement plan may purchase only
           Class A shares of the Oppenheimer
           funds.

9.    The last paragraph under "About Your
Account - How to Buy Shares - Classes of Shares"
with the exception of Cash Reserves, Money
Market Fund, Inc., Principal Protected Main
Street Fund, Principal Protected Main Street
Fund II and Senior Floating Rate Fund, is
deleted and replaced by the following paragraph:

           The Distributor will not accept an
           order in an amount greater than
           $250,000 to purchase Class B shares
           or more than $1 million to purchase
           Class C shares on behalf of a single
           investor (not including dealer
           "street name" or omnibus accounts).
           Effective July 15, 2004, the
           Distributor will not accept an order
           in an amount greater than $100,000 to
           purchase Class B shares on behalf of
           a single investor (not including
           dealer "street name" or omnibus
           accounts).

10.   For Cash Reserves the last paragraph under
"How to Buy Shares - Classes of Shares -
Alternative Sales Arrangements" is deleted and
replaced by the following paragraph:

           The Distributor will not accept an
           order in an amount greater than
           $250,000 to purchase Class B shares
           or more than $1 million to purchase
           Class C shares on behalf of a single
           investor (not including dealer
           "street name" or omnibus accounts).
           Effective July 15, 2004, the
           Distributor will not accept an order
           in an amount greater than $100,000 to
           purchase Class B shares on behalf of
           a single investor (not including
           dealer "street name" or omnibus
           accounts).

11.   For the Senior Floating Rate Fund, the
section titled "About Your Account - Classes of
Shares" is deleted in its entirety and replaced
with the following paragraphs:

            Classes of Shares.  The Fund's
            multiple class structure is
            available because the Fund has
            obtained from the Securities and
            Exchange Commission an exemptive
            order (discussed in "Distribution
            Plans") permitting it to offer more
            than one class of shares.  The
            availability of the Fund's share
            classes is contingent upon the
            continued availability of the relief
            under that order.

                  Each class of shares of the
            Fund represents an interest in the
            same portfolio of investments of the
            Fund.  However, each class has
            different shareholder privileges and
            features. The net income
            attributable to Class B or Class C
            shares and the dividends payable on
            Class B or Class C shares will be
            reduced by incremental expenses
            borne solely by that class.  Those
            expenses include the asset-based
            sales charges to which Class B and
            Class C shares are subject.

                  The availability of different
            classes of shares permits an
            investor to choose the method of
            purchasing shares that is more
            appropriate for the investor.  That
            may depend on the amount of the
            purchase, the length of time the
            investor expects to hold shares, and
            other relevant circumstances.  Class
            A shares normally are sold subject
            to an initial sales charge.  While
            Class B and Class C shares have no
            initial sales charge, the purpose of
            the early withdrawal charge and
            asset-based sales charge on Class B
            and Class C shares is the same as
            that of the initial sales charge on
            Class A shares -to compensate the
            Distributor and brokers, dealers and
            financial institutions that sell
            shares of the Fund.  A salesperson
            who is entitled to receive
            compensation from his or her firm
            for selling Fund shares may receive
            different levels of compensation for
            selling one class of shares rather
            than another.

            The Distributor will not accept an
            order in an amount greater than
            $250,000 to purchase Class B shares
            or more than $1 million to purchase
            Class C shares on behalf of a single
            investor (not including dealer
            "street name" or omnibus accounts).
            Effective July 15, 2004, the
            Distributor will not accept an order
            in an amount greater than $100,000
            to purchase Class B shares on behalf
            of a single investor (not including
            dealer "street name" or omnibus
            accounts)

12.   The entire section under "About Your
Account - How to Buy Shares - Account Fees" with
the exception of the Principal Protected Main
Street Fund and Principal Protected Main Street
Fund II, is deleted in its entirety and replaced
with the following:

            Fund Account Fees. As stated in the
            Prospectus, a $12 annual "Minimum
            Balance Fee" is assessed on each
            Fund account with a share balance
            valued under $500. The Low Balance
            Fee is automatically deducted from
            each such Fund account on or about
            the second to last business day of
            September.

            Listed below are certain cases in which the
            Fund has elected, in its discretion, not to
            assess the Fund Account Fees.  These exceptions
            are subject to change:
o     A fund account whose shares were acquired after
                     September 30th of the prior year;
o     A fund account that has a balance below $500 due to
                     the automatic conversion of shares
                     from Class B to Class A shares.
                     However, once all Class B shares held
                     in the account have been converted to
                     Class A shares the new account balance
                     may become subject to the Minimum
                     Balance Fee;
o     Accounts of shareholders who elect to access their
                     account documents electronically via
                     eDoc Direct;
o     A fund account that has only certificated shares and,
                     has a balance below $500 and is being
                     escheated;
o     Accounts of shareholders that are held by
                     broker-dealers under the NSCC
                     Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program
                     and/or holding certain Oppenheimer
                     Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the
                     Pinnacle, Ascender, Custom Plus,
                     Recordkeeper Pro and Pension Alliance
                     Retirement Plan programs; and
o     A fund account that falls below the $500 minimum
                     solely due to market fluctuations
                     within the 12-month period preceding
                     the date the fee is deducted.

            To access account documents electronically via
            eDocs Direct, please visit the Service Center
            on our website at www.oppenheimerfunds.com or
                              ------------------------
            call 1.888.470.0862 for instructions.

         The Fund reserves the authority to
         modify Fund Account Fees in its
         discretion.

13.   The Appendix to each SAI, with the
exception of Money Market Fund, Inc., titled
"OppenheimerFunds Special Sales Charge
Arrangements and Waivers" is amended by deleting
the third bullet point under "Waivers of Class A
Sales Charges of Oppenheimer Funds - Waivers of
Initial and Contingent Deferred Sales Charges in
Certain Transactions."

14.   The Appendix to each SAI, with the
exception of Money Market Fund, Inc., titled
"OppenheimerFunds Special Sales Charge
Arrangements and Waivers" is amended by deleting
the seventh bullet point under the section
"Waivers of Class B, Class C and Class N Sales
Charges of Oppenheimer Funds - Waivers for
Redemptions in Certain Cases" and replacing it
with the following bullet point:

o     Redemptions of Class C shares of an Oppenheimer fund
            in amounts of $1 million or more
            requested in writing by a Retirement
            Plan sponsor and submitted more than
            12 months after the Retirement
            Plan's first purchase of Class C
            shares, if the redemption proceeds
            are invested to purchase Class N
            shares of one or more Oppenheimer
            funds.

July 6, 2004                                         PX0000.012
UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number 811-8799 Oppenheimer Capital Preservation Fund (Exact name of registrant as specified in charter) 6803 South Tucson Way, Centennial, Colorado 80112-3924 (Address of principal executive offices) (Zip code) Robert G. Zack, Esq. OppenheimerFunds, Inc. Two World Financial Center, New York, New York 10281-1008 -------------------------------------------------------------------------------- (Name and address of agent for service) Registrant's telephone number, including area code: (303) 768-3200 -------------- Date of fiscal year end: October 31 Date of reporting period: November 1, 2002 - October 31, 2003 ITEM 1. REPORTS TO STOCKHOLDERS. FUND PERFORMANCE DISCUSSION --------------------------------------------------------------------------------

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended October 31, 2003, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.

Management’s Discussion of Fund Performance. One of the most significant market events that occurred during the Fund’s fiscal year was the fact that corporate bonds enjoyed a sustained rally and yield “spreads”--the difference between yields of Treasury and non-Treasury bonds--narrowed as a result. That being said, the Fund’s exposure to these types of bonds--primarily through our allocations to both Oppenheimer Bond Fund and Oppenheimer Strategic Income Fund--provided the strongest boost to Fund performance. Through these exposures, we enjoyed the best of both worlds, so to speak, since Oppenheimer Bond Fund emphasizes investment-grade corporates and Oppenheimer Strategic Income Fund invests mainly in below investment-grade issues. Individually, each of these Funds delivered strong performance for the period, and our overweighted exposure to these Funds greatly added to Oppenheimer Capital Preservation Fund’s performance for its fiscal year.

        Specifically, it was the solid price appreciation of many of the underlying Funds’ corporate holdings that contributed significantly to the Fund’s performance. This was largely due to our decision to purchase many of these same securities earlier at depressed levels, when their yields were much higher. As yield spreads narrowed, the Fund’s portfolio enjoyed gains as many of these bonds’ prices rose.

        Another positive influence to returns was our mortgage positioning through the Fund’s investment in shares of Oppenheimer Limited-Term Government Fund, which we maintained at roughly 69% of Oppenheimer Capital Preservation Fund’s assets throughout the period. Oppenheimer Limited-Term Government Fund maintained an overweighted exposure to higher-coupon mortgage securities through the end of the period, which boosted performance of Oppenheimer Limited-Term Government Fund and consequently supported Oppenheimer Capital Preservation Fund’s performance.

        During the reporting period interest rates began to increase causing the mortgage market to significantly underperform other non-Treasury securities. However, within the mortgage market, higher-coupon mortgages fared much better in these market conditions than did lower-coupon mortgages. Lower-coupon mortgages did not perform as well because in a rising rate environment lower-coupon securities prepay much slower, than anticipated by the market, forcing these securities’ durations to be extended and increasing their interest rate risk. All of these factors made lower-coupon mortgages unattractive to investors and higher-coupon mortgages more appealing. Demand increased for higher-coupon mortgages, helping them outperform their lower-coupon counterparts.

        In regard to the Fund’s interest rate sensitivity, or duration, performance for the Fund was rather bifurcated for the year. For example, throughout the period, the Fund’s

5 OPPENHEIMER CAPITAL PRESERVATION FUND FUND PERFORMANCE DISCUSSION --------------------------------------------------------------------------------

underlying funds were positioned to have less duration than many of their peers. In the first several months of the fiscal year, this decision hurt relative performance significantly, particularly in May, as interest rates held steady at low levels. However, once rates backed up significantly in June, the very same decision to maintain less duration greatly benefited performance. The positive impact this decision had on performance in the last few months of the fiscal year generally evenly compensated for losses suffered during the first six or seven months of the period.

        In general, the Fund’s diverse mix of fixed-income holdings served us well, particularly during the first half of the year. Since spread products, or non-Treasury securities, outperformed Treasuries throughout most of the period, our exposure to these types of bonds was a clear contributor to performance.

        In terms of managing the Fund’s allocations, we see great potential to harvest gains for the Fund’s portfolio in the coming months as the corporate bond rally seemingly nears its peak. If yield spreads remain narrow, we plan to sell off some of these corporate holdings, such as shares of Oppenheimer Bond Fund, and reallocate those assets into the shorter-term Oppenheimer Limited-Term Government Fund, which stresses mortgage-related securities. Currently, we believe mortgages represent good value given the rise in interest rates, and will likely continue to do so as rates continue to move upward and as the rate of prepayments or refinancings continues to abate.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2003. In the case of Class A, Class B, Class C and Class Y shares, performance is measured from inception of the Classes on September 27, 1999. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

        The Fund’s performance is compared to that of the Lehman Brothers 1-3 Year Government Bond Index, which is an unmanaged sector index of U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and corporate debt guaranteed by the U.S. Government with maturities of one to three years.

        Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.

6 OPPENHEIMER CAPITAL PRESERVATION FUND Class A Shares Comparison of Change in Value of $10,000 Hypothetical Investments in: [GRAPHIC] Oppenheimer Capital Preservation Fund (Class A) [GRAPHIC] Lehman Brothers 1-3 Year Government Bond Index [GRAPHIC] EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS: Oppenheimer Capital Preservation Fund Lehman Bros 1-3 Year Date (Class A) Gov't Bond Index 09/27/1999 $ 9,650 $10,000 10/31/1999 9,703 10,027 01/31/2000 9,851 10,053 04/30/2000 9,998 10,208 07/31/2000 10,146 10,423 10/31/2000 10,302 10,642 01/31/2001 10,464 11,021 04/30/2001 10,621 11,214 07/31/2001 10,777 11,449 10/31/2001 10,921 11,831 01/31/2002 11,083 11,833 04/30/2002 11,236 11,951 07/31/2002 11,368 12,251 10/31/2002 11,494 12,431 01/31/2003 11,584 12,517 04/30/2003 11,659 12,624 07/31/2003 11,710 12,614 10/31/2003 11,749 12,695

Average Annual Total Returns of Class A Shares of the Fund at 10/31/03* 1-Year -1.36% Since Inception 4.02%

Class B Shares Comparison of Change in Value of $10,000 Hypothetical Investments in: [GRAPHIC] Oppenheimer Capital Preservation Fund (Class B) [GRAPHIC] Lehman Brothers 1-3 Year Government Bond Index [GRAPHIC] EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS: Oppenheimer Capital Preservation Fund Lehman Bros 1-3 Year Date (Class B) Gov't Bond Index 09/27/1999 $10,000 $10,000 10/31/1999 10,048 10,027 01/31/2000 10,183 10,053 04/30/2000 10,317 10,208 07/31/2000 10,451 10,423 10/31/2000 10,593 10,642 01/31/2001 10,741 11,021 04/30/2001 10,884 11,214 07/31/2001 11,026 11,449 10/31/2001 11,156 11,831 01/31/2002 11,304 11,833 04/30/2002 11,440 11,951 07/31/2002 11,554 12,251 10/31/2002 11,667 12,431 01/31/2003 11,740 12,517 04/30/2003 11,791 12,624 07/31/2003 11,821 12,614 10/31/2003 11,737 12,695

Average Annual Total Returns of Class B Shares of the Fund at 10/31/03* 1-Year -2.55% Since Inception 3.99%

*See Notes on page 10 for further details.

The performance information for the Lehman Brothers 1-3 Year Government Bond Index in the graphs begins on 9/30/99 for Class A, Class B, Class C and Class Y and on 2/28/01 for Class N shares.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

7 OPPENHEIMER CAPITAL PRESERVATION FUND FUND PERFORMANCE DISCUSSION -------------------------------------------------------------------------------- Class C Shares Comparison of Change in Value of $10,000 Hypothetical Investments in: [GRAPHIC] Oppenheimer Capital Preservation Fund (Class C) [GRAPHIC] Lehman Brothers 1-3 Year Government Bond Index [GRAPHIC] EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS: Oppenheimer Capital Preservation Fund Lehman Bros 1-3 Year Date (Class C) Gov't Bond Index 09/27/1999 $10,000 $10,000 10/31/1999 10,048 10,027 01/31/2000 10,183 10,053 04/30/2000 10,317 10,208 07/31/2000 10,451 10,423 10/31/2000 10,593 10,642 01/31/2001 10,741 11,021 04/30/2001 10,884 11,214 07/31/2001 11,026 11,449 10/31/2001 11,156 11,831 01/31/2002 11,304 11,833 04/30/2002 11,440 11,951 07/31/2002 11,553 12,251 10/31/2002 11,667 12,431 01/31/2003 11,737 12,517 04/30/2003 11,788 12,624 07/31/2003 11,818 12,614 10/31/2003 11,834 12,695

Average Annual Total Returns of Class C Shares of the Fund at 10/31/03* 1-Year 0.43% Since Inception 4.20%

Class N Shares Comparison of Change in Value of $10,000 Hypothetical Investments in: [GRAPHIC] Oppenheimer Capital Preservation Fund (Class N) [GRAPHIC] Lehman Brothers 1-3 Year Government Bond Index [GRAPHIC] EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS: Oppenheimer Capital Preservation Fund Lehman Bros 1-3 Year Date (Class N) Gov't Bond Index 03/01/2001 $10,000 $10,000 04/30/2001 10,103 10,110 07/31/2001 10,251 10,322 10/31/2001 10,387 10,666 01/31/2002 10,542 10,668 04/30/2002 10,685 10,774 07/31/2002 10,810 11,045 10/31/2002 10,937 11,207 01/31/2003 11,031 11,284 04/30/2003 11,109 11,381 07/31/2003 11,158 11,372 10/31/2003 11,195 11,445

Average Annual Total Returns of Class N Shares of the Fund at 10/31/03* 1-Year 1.37% Since Inception 4.32%

*See Notes on page 10 for further details.

8 OPPENHEIMER CAPITAL PRESERVATION FUND Class Y Shares Comparison of Change in Value of $10,000 Hypothetical Investments in: [GRAPHIC] Oppenheimer Capital Preservation Fund (Class Y) [GRAPHIC] Lehman Brothers 1-3 Year Government Bond Index [GRAPHIC] EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS: Oppenheimer Capital Preservation Fund Lehman Bros 1-3 Year Date (Class Y) Gov't Bond Index 09/27/1999 $10,000 $10,000 10/31/1999 10,057 10,027 01/31/2000 10,217 10,053 04/30/2000 10,375 10,208 07/31/2000 10,535 10,423 10/31/2000 10,703 10,642 01/31/2001 10,878 11,021 04/30/2001 11,048 11,214 07/31/2001 11,216 11,449 10/31/2001 11,373 11,831 01/31/2002 11,549 11,833 04/30/2002 11,708 11,951 07/31/2002 11,842 12,251 10/31/2002 11,980 12,431 01/31/2003 12,087 12,517 04/30/2003 12,229 12,624 07/31/2003 12,300 12,614 10/31/2003 12,358 12,695

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/03* 1-Year 3.15% Since Inception 5.31%

The performance information for the Lehman Brothers 1-3 Year Government Bond Index in the graphs begins on 9/30/99 for Class A, Class B, Class C and Class Y and on 2/28/01 for Class N shares.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

9 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES --------------------------------------------------------------------------------
 	In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund’s performance, visit our website at www.oppenheimerfunds.com.

 	Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

 	Class A shares of the Fund were first publicly offered on 9/27/99. Class A returns include the current maximum initial sales charge of 3.50%.

 	Class B shares of the Fund were first publicly offered on 9/27/99. Class B returns include the applicable contingent deferred sales charges of 4% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

 	Class C shares of the Fund were first publicly offered on 9/27/99. Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

 	Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period.

 	Class Y shares of the Fund were first publicly offered on 9/27/99. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

 	An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

10 OPPENHEIMER CAPITAL PRESERVATION FUND STATEMENT OF INVESTMENTS October 31, 2003 -------------------------------------------------------------------------------- Market Value Shares See Note 1 ---------------------------------------------------------------------------- Investments in Affiliated Companies--101.1% ---------------------------------------------------------------------------- Fixed Income Funds--96.0% Oppenheimer Bond Fund, Cl. Y 3,443,783 $ 35,298,772 ---------------------------------------------------------------------------- Oppenheimer Limited-Term Government Fund, Cl. Y 23,457,985 240,678,927 ---------------------------------------------------------------------------- Oppenheimer Strategic Income Fund, Cl. Y 14,510,240 59,346,883 ------------- 335,324,582 ---------------------------------------------------------------------------- Money Market Fund--5.1% Oppenheimer Money Market Fund, Inc. 18,006,131 18,006,131 ---------------------------------------------------------------------------- Total Investments, at Value (Cost $347,576,825) 101.1% 353,330,713 ---------------------------------------------------------------------------- Liabilities in Excess of Other Assets (1.1) (3,896,798) -------------------------- Net Assets 100.0% $349,433,915 ========================== See accompanying Notes to Financial Statements. 11 OPPENHEIMER CAPITAL PRESERVATION FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2003 -------------------------------------------------------------------------------- ---------------------------------------------------------------------------- Assets

Investments, at value--see accompanying statement:

Affiliated companies (cost $347,576,825) $353,330,713 ---------------------------------------------------------------------------- Cash used for collateral on futures 25,000 ---------------------------------------------------------------------------- Receivables and other assets: Shares of beneficial interest sold 713,959 Interest and dividends 702,087 Other 1,159 ------------- Total assets 354,772,918 ---------------------------------------------------------------------------- Liabilities Bank overdraft 378,513 ---------------------------------------------------------------------------- Payables and other liabilities: Wrapper agreement 3,434,739 Shares of beneficial interest redeemed 1,072,770 Wrapper fee payable 191,750 Transfer and shareholder servicing agent fees 86,752 Distribution and service plan fees 74,051 Shareholder reports 34,146 Trustees' compensation 11,390 Futures margins 3,734 Other 51,158 ------------- Total liabilities 5,339,003 ---------------------------------------------------------------------------- Net Assets $349,433,915 ============= ---------------------------------------------------------------------------- Composition of Net Assets Paid-in capital $347,811,995 ---------------------------------------------------------------------------- Overdistributed net investment income (10,216) ---------------------------------------------------------------------------- Accumulated net realized loss on investment transactions (643,436) ---------------------------------------------------------------------------- Net unrealized appreciation on investments and wrapper agreement 2,275,572 ------------- Net Assets $349,433,915 ============= 12 OPPENHEIMER CAPITAL PRESERVATION FUND ---------------------------------------------------------------------------- Net Asset Value Per Share Class A Shares:

Net asset value and redemption price per share (based on net assets of $94,727,427 and 9,473,122 shares of beneficial interest outstanding) $10.00 Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price) $10.36

---------------------------------------------------------------------------- Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,986,747 and 998,663 shares of beneficial interest outstanding) $10.00 ---------------------------------------------------------------------------- Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,404,533 and 2,440,518 shares of beneficial interest outstanding) $10.00 ---------------------------------------------------------------------------- Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $219,590,275 and 21,958,614 shares of beneficial interest outstanding) $10.00 ---------------------------------------------------------------------------- Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $724,933 and 72,473 shares of beneficial interest outstanding) $10.00 See accompanying Notes to Financial Statements. 13 OPPENHEIMER CAPITAL PRESERVATION FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2003 -------------------------------------------------------------------------------- ---------------------------------------------------------------------------- Investment Income Dividends from affiliated companies $ 9,469,836 ---------------------------------------------------------------------------- Interest 76,236 ------------ Total investment income 9,546,072 ---------------------------------------------------------------------------- Expenses Management fees 2,220,602 ----------------------------------------------------------------------------

Distribution and service plan fees:

Class A 228,125 Class B 80,423 Class C 193,012 Class N 450,965 ----------------------------------------------------------------------------

Transfer and shareholder servicing agent fees:

Class A 456,802 Class B 65,890 Class C 139,907 Class N 457,882 Class Y 30 ---------------------------------------------------------------------------- Wrapper fees 489,897 ---------------------------------------------------------------------------- Shareholder reports 64,109 ---------------------------------------------------------------------------- Trustees' compensation 15,215 ---------------------------------------------------------------------------- Custodian fees and expenses 6,587 ---------------------------------------------------------------------------- Other 57,515 ------------ Total expenses 4,926,961 Less reduction to custodian expenses (392) Less reimbursement of management fees (1,335,442) Less voluntary waiver of transfer and shareholder servicing agent fees--Class A (152,350) Less voluntary waiver of transfer and shareholder servicing agent fees--Class B (37,422) Less voluntary waiver of transfer and shareholder servicing agent fees--Class C (70,269) Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y (13) ------------ Net expenses 3,331,073 ---------------------------------------------------------------------------- Net Investment Income 6,214,999 ----------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) Net realized gain (loss) on:

Investments from affiliated companies 187,632 Closing of futures contracts (38,787) ------------ Net realized gain 148,845 ---------------------------------------------------------------------------- Net change in unrealized appreciation (depreciation) on: Investments from affiliated companies 4,556,064 Futures contracts (43,577) Wrapper agreement (4,616,791) ------------ Net change in unrealized appreciation (104,304) ---------------------------------------------------------------------------- Net Increase in Net Assets Resulting from Operations $ 6,259,540 ============ See accompanying Notes to Financial Statements. 14 OPPENHEIMER CAPITAL PRESERVATION FUND STATEMENTS OF CHANGES IN NET ASSETS -------------------------------------------------------------------------------- Year Ended October 31, 2003 2002 ---------------------------------------------------------------------------- Operations Net investment income $ 6,214,999 $ 5,200,284 ---------------------------------------------------------------------------- Net realized gain (loss) 148,845 (686,530) ---------------------------------------------------------------------------- Net change in unrealized appreciation (104,304) 2,153,270 ---------------------------- Net increase in net assets resulting from operations 6,259,540 6,667,024 ----------------------------------------------------------------------------

Dividends and/or Distributions to Shareholders Dividends from net investment income:

Class A (1,969,962) (2,422,826) Class B (104,775) (102,516) Class C (249,835) (205,654) Class N (3,927,405) (2,350,783) Class Y (7,561) (95) ----------------------------------------------------------------------------

Tax return of capital distribution:

Class A -- (726,971) Class B -- (38,902) Class C -- (79,157) Class N -- (740,098) Class Y -- (23) ----------------------------------------------------------------------------

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions:

Class A 16,147,988 28,403,767 Class B 4,781,818 3,427,529 Class C 11,965,018 10,595,020 Class N 100,792,528 111,483,337 Class Y 722,428 120 ---------------------------------------------------------------------------- Net Assets Total increase 134,409,782 153,909,772 ---------------------------------------------------------------------------- Beginning of period 215,024,133 61,114,361 ---------------------------- End of period [including overdistributed net investment income of $10,216 and $6,233, respectively] $349,433,915 $215,024,133 ============================ See accompanying Notes to Financial Statements. 15 OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

   Class A        Year Ended October 31,                 2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss)from investment operations:
   Net investment income                                   .22      .42      .56      .57      .05
   Net realized and unrealized gain                         --      .09      .02      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .22      .51      .58      .60      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.22)    (.41)    (.55)    (.60)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.22)    (.51)    (.58)    (.60)    (.05)
  --------------------------------------------------------------------------------------------------

   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     2.22%    5.25%    6.00%    6.18%    0.55%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)            $94,727  $78,552  $50,179  $10,431     $100
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                   $92,035  $62,359  $33,976  $ 7,171     $100
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  2.11%    3.90%    5.39%    5.55%    5.75%
   Total expenses                                         1.70%    1.71%    1.58%    1.96%    1.55%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.09%    1.18%    1.14%    1.51%    1.12%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 16 OPPENHEIMER CAPITAL PRESERVATION FUND

   Class B  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .14      .37      .50      .51      .05
   Net realized and unrealized gain                         --      .08      .02      .02       --
                                                        --------------------------------------------
   Total from investment operations                        .14      .45      .52      .53      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.14)    (.35)    (.49)    (.53)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.14)    (.45)    (.52)    (.53)    (.05)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     1.45%    4.59%    5.31%    5.43%    0.48%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)             $9,987   $5,205   $1,777     $331       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                    $8,055   $3,337   $  676     $ 82       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  1.31%    3.15%    4.61%    4.55%    5.10%
   Total expenses                                         2.77%    2.37%    2.34%    2.71%    2.25%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.87%    1.84%    1.90%    2.26%    1.81%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations)
   to October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 17 OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

   Class C  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .14      .38      .51      .50      .05
   Net realized and unrealized gain                         --      .07      .01      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .14      .45      .52      .53      .05
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.14)    (.35)    (.49)    (.53)    (.05)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.14)    (.45)    (.52)    (.53)    (.05)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     1.43%    4.58%    5.31%    5.43%    0.48%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)            $24,405  $12,437   $1,845      $48       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                   $19,334   $6,790   $  652      $25       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  1.31%    3.07%    4.54%    4.65%    5.10%
   Total expenses                                         2.67%    2.35%    2.36%    2.71%    2.25%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             1.87%    1.82%    1.92%    2.26%    1.81%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 18 OPPENHEIMER CAPITAL PRESERVATION FUND

   Class N  Year Ended October 31,                          2003       2002     2001 1
  --------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                    $10.00    $10.00    $10.00
  --------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                      .23       .45       .38
   Net realized and unrealized gain                            --       .07        -- 2
                                                           -----------------------------
   Total from investment operations                           .23       .52       .38
  --------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                      (.23)     (.42)     (.36)
   Tax return of capital distribution                          --      (.10)     (.02)
                                                           -----------------------------
   Total dividends and/or distributions to shareholders      (.23)     (.52)     (.38)
  --------------------------------------------------------------------------------------
   Net asset value, end of period                          $10.00    $10.00    $10.00
                                                           =============================

  --------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 3                        2.37%     5.29%     3.88%

  --------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)              $219,590  $118,829    $7,311
  --------------------------------------------------------------------------------------
   Average net assets (in thousands)                     $180,665  $ 63,485    $3,002
  --------------------------------------------------------------------------------------
   Ratios to average net assets: 4
   Net investment income                                     2.16%     3.86%     5.18%
   Total expenses                                            1.45%     1.52%     1.64%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses                1.01%     0.99%     1.20%
  --------------------------------------------------------------------------------------
   Portfolio turnover rate                                     20%       47%       36%

   1. For the period from March 1, 2001 (inception of offering) to October 31,
   2001
   2. Less than $0.005 per share.
   3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   4. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 19 OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

   Class Y  Year Ended October 31,                       2003     2002     2001     2000     1999 1
  --------------------------------------------------------------------------------------------------

   Per Share Operating Data
   Net asset value, beginning of period                 $10.00   $10.00   $10.00   $10.00   $10.00
  --------------------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                   .39      .41      .58      .59      .06
   Net realized and unrealized gain (loss)                (.08)     .11      .03      .03       --
                                                        --------------------------------------------
   Total from investment operations                        .31      .52      .61      .62      .06
  --------------------------------------------------------------------------------------------------
   Dividends and/or distributions to shareholders:
   Dividends from net investment income                   (.31)    (.42)    (.58)    (.62)    (.06)
   Tax return of capital distribution                       --     (.10)    (.03)      --       --
                                                        --------------------------------------------
   Total dividends and/or distributions
   to shareholders                                        (.31)    (.52)    (.61)    (.62)    (.06)
  --------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $10.00   $10.00   $10.00   $10.00   $10.00
                                                        ============================================

  --------------------------------------------------------------------------------------------------
   Total Return, at Net Asset Value 2                     3.15%    5.35%    6.25%    6.43%    0.57%

  --------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)               $725       $2       $2       $1       $1
  --------------------------------------------------------------------------------------------------
   Average net assets (in thousands)                      $368       $2       $2       $1       $1
  --------------------------------------------------------------------------------------------------
   Ratios to average net assets: 3
   Net investment income                                  2.53%    4.13%    5.73%    5.88%    6.19%
   Total expenses                                         0.96%   67.64%   43.02%    1.71%    1.15%
   Expenses after expense reimbursement or fee
   waiver and reduction to custodian expenses             0.52%    1.09%    0.82%    1.26%    0.72%
  --------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  20%      47%      36%      89%       0%

   1. For the period from September 27, 1999 (commencement of operations) to
   October 31, 1999.
   2. Assumes an investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
   Total returns are not annualized for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements. 20 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. Significant Accounting Policies

Oppenheimer Capital Preservation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income while seeking to maintain a stable value per share. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are offered solely to participant-directed qualified retirement plans and 403(b)(7) Custodial Plans meeting specified criteria (the Plans). Plan participant purchases of Fund shares are handled in accordance with each Plan’s specific provisions. Plan participants should contact their Plan administrator for details concerning how they may purchase shares of the Fund.

The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold with a front-end sales charge of 3.50%, and reduced for larger purchases. Class B, Class C and Class N shares are offered without a front-end sales charge, but may be subject to a contingent deferred-sales charge (CDSC) if redeemed within 5 years or 12 months or 18 months, respectively, of purchase. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are offered without front-end and contingent-deferred sales charges. Class Y shares are only available for plans that have special arrangements with OppenheimerFunds Distributor, Inc. (the Distributor). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) on less than 12 months prior notice. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. The Fund will, under normal circumstances, invest in Class Y shares of Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund, and in shares of Oppenheimer Money Market Fund, Inc. (collectively referred to as the “underlying funds”). The net asset values of the underlying funds are determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding.

The Fund may invest in certain portfolio securities, as described in the Fund’s pros-pectus. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly

21 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. Significant Accounting Policies Continued reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued using consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

The Fund will, under normal circumstances, enter into wrapper agreements with insurance companies and banks. If an insurance wrap contract or a synthetic Guaranteed Investment Contract, collectively, “wrapper agreement” obligates the contract provider to maintain the book value of all or a portion of the Fund’s investments up to a specified maximum dollar amount, such contract will be valued at its fair value. The book value of the covered assets is the price the Fund paid for such securities plus interest on those assets accrued at a rate calculated pursuant to a formula specified in the wrapper agreement (“crediting rate”). The crediting rate is normally reset monthly. However, if there is a significant event, such as a material change in interest rates, the crediting rate may be reset more frequently. The fair value of the contract generally will be equal to the difference between the book value, and the market value of the Fund’s portfolio investments subject to the contract. If the market value of the Fund’s portfolio investments is greater than its Book Value, the contract value will be reflected as a liability of the Fund in the amount of the difference, i.e. a negative value. If the market value of the Fund’s portfolio investments is less than its Book Value, the contract value will be reflected as an asset of the Fund in the amount of the difference, i.e. a positive value, reflecting the potential liability of the contract provider to the Fund. In performing its fair value determination, the Board of Trustees will take into consideration the creditworthiness of the contract provider and the ability and willingness of the contract provider to pay amounts under the contract. As of October 31, 2003, the Fund has entered into one wrapper agreement, with the Bank of America, NA. Total fees paid for the year ended October 31, 2003, to Bank of America, NA, for this agreement were $489,897.

The staff of the Securities and Exchange Commission (“SEC”) has inquired of registered “stable value” mutual funds, including this Fund, as to the valuation methodology used by such funds to value their wrapper agreements. At the present time, the Fund has not received any indication whether or when the SEC will take any action as a result of their review of this matter. If the SEC determines that the valuation method currently used by “stable value” mutual funds is no longer acceptable, the Fund may be required

22 OPPENHEIMER CAPITAL PRESERVATION FUND

to use a different accounting methodology under which the fair value of the Fund’s wrapper agreements could fluctuate daily, and if that were to occur, the Fund would probably not be able to maintain a stable net asset value per share. As a result, the Fund’s net asset value could be greater or less than $10 per share on a daily basis.

--------------------------------------------------------------------------------

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized Appreciation Undistributed Undistributed Accumulated Based on Cost of Net Investment Long-Term Loss Securities for Federal Income Gain Carryforward 1 Income Tax Purposes ------------------------------------------------------------------------- $-- $47,002 $-- $1,585,134 1. During the fiscal year October 31, 2003, the Fund did not utilize any capital loss carryforwards. During the fiscal year October 31, 2002, the Fund utilized $61,232 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

From To Net Ordinary Capital Tax Return Investment Loss Loss 2 of Capital Loss ------------------------------------------------------------------------- $40,556 $151,416 $-- $-- 2. $41,142, all of which was long-term capital gain, was distributed in connection with Fund share redemptions. 23 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. Significant Accounting Policies Continued The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 was as follows: Year Ended Year Ended October 31, 2003 October 31, 2002 ---------------------------------------------------------------------- Distributions paid from: Ordinary income $6,259,538 $5,081,874 Return of capital -- 1,585,151 ---------------------------------------- Total $6,259,538 $6,667,025 ========================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities and other investments $349,819,340 ============ Gross unrealized appreciation $ 5,030,538 Gross unrealized depreciation (3,445,404) ------------ Net unrealized appreciation $ 1,585,134 ============ --------------------------------------------------------------------------------

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2003, the Fund’s projected benefit obligations were increased by $4,341 and payments of $357 were made to retired trustees, resulting in an accumulated liability of $10,216 as of October 31, 2003.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Trustee. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Board of Trustees, in an effort to maintain a stable net asset value per share in the event of an additional distribution, may declare, effective on the ex-dividend date of an additional distribution, a reverse split of the shares of the Fund in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid. Also, in an effort to maintain a stable net asset value per share, the

24 OPPENHEIMER CAPITAL PRESERVATION FUND

Fund may distribute return of capital dividends. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------- Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund. -------------------------------------------------------------------------------- Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended October 31, 2003        Year Ended October 31, 2002
                                 Shares            Amount           Shares            Amount
----------------------------------------------------------------------------------------------

Class A
Sold                         5,635,142       $ 56,351,417        4,777,641      $ 47,776,413
Dividends and/or
distributions reinvested       197,233          1,972,335          315,148         3,151,481
Redeemed                    (4,217,576)       (42,175,764)      (2,252,412)      (22,524,127)
                            ------------------------------------------------------------------
Net increase                 1,614,799       $ 16,147,988        2,840,377      $ 28,403,767
                            ==================================================================

----------------------------------------------------------------------------------------------
Class B
Sold                           788,002       $  7,880,026          502,556      $  5,025,559
Dividends and/or
distributions reinvested        10,502            105,024           14,387           143,871
Redeemed                      (320,322)        (3,203,232)        (174,190)       (1,741,901)
                            ------------------------------------------------------------------
Net increase                   478,182       $  4,781,818          342,753      $  3,427,529
                            ==================================================================

----------------------------------------------------------------------------------------------
Class C
Sold                         2,013,047       $ 20,130,482        1,306,242      $ 13,062,427
Dividends and/or
distributions reinvested        24,997            249,971           28,550           285,500
Redeemed                      (841,543)        (8,415,435)        (275,290)       (2,752,907)
                            ------------------------------------------------------------------
Net increase                 1,196,501       $ 11,965,018        1,059,502      $ 10,595,020
                            ==================================================================
25 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 2. Shares of Beneficial Interest Continued

                              Year Ended October 31, 2003        Year Ended October 31, 2002
                                 Shares            Amount           Shares            Amount
----------------------------------------------------------------------------------------------

Class N
Sold                        18,082,527       $180,825,268       13,543,716      $135,437,153
Dividends and/or
distributions reinvested       394,329          3,943,292          308,954         3,089,545
Redeemed                    (8,397,603)       (83,976,032)      (2,704,336)      (27,043,361)
                            ------------------------------------------------------------------
Net increase                10,079,253       $100,792,528       11,148,334      $111,483,337
                            ==================================================================

----------------------------------------------------------------------------------------------
Class Y
Sold                            71,476       $    714,766               --      $         --
Dividends and/or
distributions reinvested           766              7,662               12               120
Redeemed                            --                 --               --                --
                            ------------------------------------------------------------------
Net increase                    72,242       $    722,428               12      $        120
                            ==================================================================
-------------------------------------------------------------------------------- 3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2003, were $193,715,002 and $57,941,972, respectively.

-------------------------------------------------------------------------------- 4. Fees and Other Transactions with Affiliates Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The management fees payable by the Fund are reduced by the management fees paid by the underlying Oppenheimer funds on assets representing investments by the Fund in shares of those underlying funds. That is done so that shareholders of the Fund do not pay direct and indirect management fees in excess of 0.75%. --------------------------------------------------------------------------------

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2003, the Fund paid $815,738 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

26 OPPENHEIMER CAPITAL PRESERVATION FUND -------------------------------------------------------------------------------- Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate         Class A       Concessions       Concessions       Concessions       Concessions
                    Front-End       Front-End        on Class A        on Class B        on Class C        on Class N
                Sales Charges   Sales Charges            Shares            Shares            Shares            Shares
                   on Class A     Retained by       Advanced by       Advanced by       Advanced by       Advanced by
Year Ended             Shares     Distributor     Distributor 1     Distributor 1     Distributor 1     Distributor 1
------------------------------------------------------------------------------------------------------------------------

October 31, 2003      $58,328          $4,626           $57,446          $192,916          $174,510          $338,576

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         Class A           Class B          Class C           Class N
                      Contingent        Contingent       Contingent        Contingent
                        Deferred          Deferred         Deferred          Deferred
                   Sales Charges     Sales Charges    Sales Charges     Sales Charges
                     Retained by       Retained by      Retained by       Retained by
Year Ended           Distributor       Distributor      Distributor       Distributor
----------------------------------------------------------------------------------------

October 31, 2003            $964           $65,558          $26,968          $325,198
--------------------------------------------------------------------------------

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2003, expense under the Class A Plan totaled $228,125, all of which were paid by the Distributor to recipients, which included $73 retained by the Distributor and $8,208 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended October 31, 2003, were as follows:

                                                                        Distributor's
                                                      Distributor's         Aggregate
                                                          Aggregate     Uncompensated
                                                      Uncompensated     Expenses as %
                  Total Expenses   Amount Retained  Expenses of Net            Assets
                      Under Plan    by Distributor       Under Plan          of Class
----------------------------------------------------------------------------------------

Class B Plan            $ 80,423          $ 68,734       $  272,489              2.73%
Class C Plan             193,012           131,105          331,686              1.36
Class N Plan             450,965                --        1,008,962              0.46
27 OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of October 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                                      Unrealized
                              Expiration     Number of        Valuation as of       Appreciation
Contract Description               Dates     Contracts          Oct. 31, 2003     (Depreciation)
--------------------------------------------------------------------------------------------------

Contracts to Purchase
U.S. Treasury Nts., 2 yr.       12/29/03             6             $1,286,813          $  10,665
                                                                                       -----------
Contracts to Sell
U.S. Treasury Nts., 5 yr.       12/19/03            25              2,795,313            (54,242)
                                                                                       -----------
                                                                                       $ (43,577)
                                                                                       ===========
28 OPPENHEIMER CAPITAL PRESERVATION FUND -------------------------------------------------------------------------------- 6. Illiquid or Restricted Securities

As of October 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. A Wrapper Agreement is considered to be an illiquid security. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities.

-------------------------------------------------------------------------------- 7. Borrowing and Lending Arrangements

The Fund entered into an “interfund borrowing and lending arrangement” with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund’s Board of Trustees, based upon a recommendation by the Manager. The Fund’s borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day’s notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.

The Fund had no interfund borrowings or loans outstanding during the year ended or at October 31, 2003.

29 OPPENHEIMER CAPITAL PRESERVATION FUND INDEPENDENT AUDITORS' REPORT -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- The Board of Trustees and Shareholders of Oppenheimer Capital Preservation Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Preservation Fund, including the statement of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from September 27, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Preservation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the period from September 27, 1999 (commencement of operations) to October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP Denver, Colorado November 21, 2003 30 OPPENHEIMER CAPITAL PRESERVATION FUND FEDERAL INCOME TAX INFORMATION Unaudited -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the year ended October 31, 2003 are eligible for the corporate dividend-received deduction.

$151,417 has been designated as a “capital gain distribution” for federal income tax purposes during the current year. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

-------------------------------------------------------------------------------- Portfolio Proxy Voting Policies and Procedures Unaudited -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund’s Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC’s website at www.sec.gov.

31 OPPENHEIMER CAPITAL PRESERVATION FUND TRUSTEES AND OFFICERS Unaudited -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- Name, Position(s) Held with Principal Occupation(s) During Past 5 Years; Fund, Length of Service, Age Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex Currently Overseen by Trustee INDEPENDENT The address of each Trustee in the chart TRUSTEES below is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal. Mr. Motley was elected as Trustee to the Board I funds effective October 10, 2002 and did not hold shares of Board I funds during the calendar year ended December 31, 2002. Clayton K. Yeutter, Of Counsel (since 1993), Hogan & Hartson (a Chairman of the Board law firm). Other directorships: Weyerhaeuser of Trustees (since 2003), Corp. (since 1999) and Danielson Holding Trustee (since 1999) Corp. (since 2002); formerly a director of Age: 72 Caterpillar, Inc. (1993-December 2002). Oversees 25 portfolios in the Oppenheimer Funds complex. Robert G. Galli, A trustee or director of other Oppenheimer Trustee (since 1999) funds. Oversees 35 portfolios in the Age: 70 OppenheimerFunds complex. Phillip A. Griffiths, A director (since 1991) of the Institute for Trustee (since 1999) Advanced Study, Princeton, N.J., a director Age: 65 (since 2001) of GSI Lumonics, a trustee (since 1983) of Woodward Academy, a Senior Advisor (since 2001) of The Andrew W. Mellon Foundation. A member of: the National Academy of Sciences (since 1979), American Academy of Arts and Sciences (since 1995), American Philosophical Society (since 1996) and Council on Foreign Relations (since 2002). Formerly a director of Bankers Trust New York Corporation (1994-1999). Oversees 25 portfolios in the OppenheimerFunds complex. Joel W. Motley, Director (since 2002) Columbia Equity Trustee (since 2002) Financial Corp. (privately-held financial Age: 51 adviser); Managing Director (since 2002) Carmona Motley, Inc. (privately-held financial adviser); Formerly he held the following positions: Managing Director (January 1998-December 2001), Carmona Motley Hoffman Inc. (privately-held financial adviser); Managing Director (January 1992- December 1997), Carmona Motley & Co. (privately-held financial adviser). Oversees 25 portfolios in the OppenheimerFunds complex. Kenneth A. Randall, A director of Dominion Resources, Inc. Trustee (since 1999) (electric utility holding company) and Prime Age: 76 Retail, Inc. (real estate investment trust); formerly a director of Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company. Oversees 25 portfolios in the OppenheimerFunds complex. Edward V. Regan, President, Baruch College, CUNY; a director Trustee (since 1999) of RBAsset (real estate manager); a director Age: 73 of OffitBank; formerly Trustee, Financial
 	Accounting Foundation (FASB and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College, Chairman of Municipal Assistance Corporation for the City of New York, New York State Comptroller and Trustee of New York State and Local Retirement Fund. Oversees 25 investment companies in the OppenheimerFunds complex.

32 OPPENHEIMER CAPITAL PRESERVATION FUND Russell S. Reynolds, Jr., Chairman (since 1993) of The Directorship Trustee (since 1999) Search Group, Inc. (corporate governance Age: 71 consulting and executive recruiting); a life
 	trustee of International House (non-profit educational organization), and a trustee (since 1996) of the Greenwich Historical Society. Oversees 25 portfolios in the OppenheimerFunds complex.

Donald W. Spiro, Chairman Emeritus (since January 1991) of the Vice Chairman of Manager. Formerly a director (January 1969- the Board of Trustees, August 1999) of the Manager. Oversees 25 Trustee (since 1999) portfolios in the OppenheimerFunds complex. Age: 77 -------------------------------------------------------------------------------- INTERESTED TRUSTEE The address of Mr. Murphy in the chart below AND OFFICER is Two World Financial Center, 225 Liberty St., New York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal. John V. Murphy, Chairman, Chief Executive Officer and President and Trustee, director (since June 2001) and President Trustee (since 2001) (since September 2000) of the Manager; Age: 54 President and a director or trustee of other
 	Oppenheimer funds; President and a director (since July 2001) of Oppenheimer Acquisition Corp. (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts Mutual Life Insurance Company (the Manager’s parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.); formerly, Chief Operating Officer (September 2000-June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 72 portfolios as Trustee/Officer and 10 portfolios as Officer in the OppenheimerFunds complex.

33 OPPENHEIMER CAPITAL PRESERVATION FUND TRUSTEES AND OFFICERS Unaudited / Continued -------------------------------------------------------------------------------- OFFICERS The address of the Officers in the chart below is as follows: for Messrs. Manioudakis and Zack, Two World Financial Center, 225 Liberty St., New York, NY 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal. Angelo Manioudakis, Senior Vice President of the Manager (since Vice President (since 2002) April 2002); formerly Executive Director and Age: 36 portfolio manager for Miller, Anderson &
 	Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April 2002). An officer of 9 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Senior Vice President and Treasurer (since Treasurer (since 1999) March 1999) of the Manager; Treasurer (since Age: 44 March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000) and OFI Institutional Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An officer of 82 portfolios in the OppenheimerFunds complex. Robert G. Zack, Senior Vice President (since May 1985) and Secretary (since 2001) General Counsel (since February 2002) of the Age: 55 Manager; General Counsel and a director
 	(since November 2001) of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel (since November 2001) of HarbourView Asset Management Corporation; Vice President and a director (since November 2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice President, General Counsel and a director (since November 2001) of Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; General Counsel (since November 2001) of Centennial Asset Management Corporation; a director (since November 2001) of Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice President (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds International Ltd. and OppenheimerFunds plc (October 1997-November 2001). An officer of 82 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request.

34 OPPENHEIMER CAPITAL PRESERVATION FUND ITEM 2. CODE OF ETHICS ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

        The Board of Trustees of the Fund has determined that Edward V. Regan, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Regan as the Audit Committee’s financial expert. Mr. Regan is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED ITEM 5. NOT APPLICABLE ITEM 6. RESERVED ITEM 7. NOT APPLICABLE ITEM 8. RESERVED ITEM 9. CONTROLS AND PROCEDURES (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of October 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission. (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action. ITEM 10. EXHIBITS. (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT) (B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS) NOTES --------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND’S INVESTMENT STRATEGY, ALLOCATIONS, AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

INVESTORS SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

8 | OPPENHEIMER CASH RESERVES FUND EXPENSES --------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2004.

ACTUAL EXPENSES. The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in

9 | OPPENHEIMER CASH RESERVES FUND EXPENSES --------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BEGINNING ENDING EXPENSES PAID ACCOUNT ACCOUNT DURING 6-MONTHS VALUE (2/1/04) VALUE (7/31/04) ENDED 7/31/04 -------------------------------------------------------------------------------- Class A Actual $1,000.00 $1,000.80 $5.02 -------------------------------------------------------------------------------- Class A Hypothetical 1,000.00 1,019.84 5.07 -------------------------------------------------------------------------------- Class B Actual 1,000.00 1,000.60 5.27 -------------------------------------------------------------------------------- Class B Hypothetical 1,000.00 1,019.59 5.32 -------------------------------------------------------------------------------- Class C Actual 1,000.00 1,000.50 5.37 -------------------------------------------------------------------------------- Class C Hypothetical 1,000.00 1,019.49 5.42 -------------------------------------------------------------------------------- Class N Actual 1,000.00 1,000.50 5.32 -------------------------------------------------------------------------------- Class N Hypothetical 1,000.00 1,019.54 5.37

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those expense ratios for the 6-month period ended July 31, 2004 are as follows:

CLASS EXPENSE RATIOS

__________ Class A 1.01%

__________ Class B 1.06

__________ Class C 1.08

__________ Class N 1.07

The expense ratios reflect voluntary reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

10 | OPPENHEIMER CASH RESERVES STATEMENT OF INVESTMENTS July 31, 2004 -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- CERTIFICATES OF DEPOSIT--16.3% -------------------------------------------------------------------------------- DOMESTIC CERTIFICATES OF DEPOSIT--2.6% Wells Fargo Bank NA, 1.30%, 8/6/04 $ 20,000,000 $ 20,000,000 -------------------------------------------------------------------------------- YANKEE CERTIFICATES OF DEPOSIT--13.7% BNP Paribas, New York: 1.341%, 6/22/05 1 10,000,000 9,995,967 1.39%, 8/5/04 10,000,000 10,000,297 -------------------------------------------------------------------------------- Calyon, New York, 1.37%, 9/10/04 10,000,000 10,000,000 -------------------------------------------------------------------------------- Canadian Imperial Bank of Commerce NY, 1.39%, 6/28/05 1 20,000,000 19,994,524 -------------------------------------------------------------------------------- HBOS Treasury Services, New York, 1.285%, 9/17/04 4,000,000 4,000,000 -------------------------------------------------------------------------------- Lloyds TSB Bank plc, New York, 1.39%, 9/24/04 15,000,000 15,000,000 -------------------------------------------------------------------------------- Nordea Bank Finland plc, New York Branch, 1.395%, 6/29/05 1 7,000,000 6,997,758 -------------------------------------------------------------------------------- Societe Generale, New York, 1.31%, 6/14/05 1 20,000,000 19,994,753 -------------------------------------------------------------------------------- UBS AG Stamford CT, 1.26%, 9/16/04 10,000,000 10,000,064 ------------ 105,983,363 ------------ Total Certificates of Deposit (Cost $125,983,363) 125,983,363 -------------------------------------------------------------------------------- DIRECT BANK OBLIGATIONS--12.1% -------------------------------------------------------------------------------- AB SPINTAB, 1.26%, 9/9/04 10,000,000 9,986,350 -------------------------------------------------------------------------------- Calyon North America, Inc., 1.40%, 9/9/04 4,000,000 3,993,933 -------------------------------------------------------------------------------- Danske Corp., Series A, 1.33%, 9/15/04 4,000,000 3,993,350 -------------------------------------------------------------------------------- Deutsche Bank Financial LLC, 1.12%, 8/19/04 5,000,000 4,997,200 -------------------------------------------------------------------------------- DnB NOR Bank ASA, 1.315%, 9/2/04 8,000,000 7,990,649 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- DIRECT BANK OBLIGATIONS Continued -------------------------------------------------------------------------------- Fortis Funding LLC, 1.27%, 9/15/04 2 $ 10,000,000 $ 9,984,125 -------------------------------------------------------------------------------- Governor & Co. of the Bank of Ireland, 1.11%, 8/2/04 2 7,300,000 7,299,775 -------------------------------------------------------------------------------- HBOS Treasury Services: 1.095%, 8/6/04 5,000,000 4,999,240 1.10%, 8/4/04 5,000,000 4,999,542 1.51%, 10/14/04 3,500,000 3,489,136 -------------------------------------------------------------------------------- Nationwide Building Society, 1.32%, 8/20/04 5,000,000 4,996,517 -------------------------------------------------------------------------------- Nordea North America, Inc., 1.60%, 10/14/04 6,000,000 5,980,267 -------------------------------------------------------------------------------- Toronto Dominion Holdings, Inc., 1.42%, 9/22/04 5,000,000 4,989,744 -------------------------------------------------------------------------------- UBS Finance (Delaware) LLC, 1.28%, 9/13/04 15,163,000 15,139,455 ------------ Total Direct Bank Obligations (Cost $92,839,283) 92,839,283 -------------------------------------------------------------------------------- SHORT-TERM NOTES--68.7% --------------------------------------------------------------------------------

ASSET-BACKED--24.6% Eiffel Funding LLC:

1.34%, 8/16/04 2 5,000,000 4,997,208 1.61%, 10/25/04 2 5,750,000 5,728,142 -------------------------------------------------------------------------------- FCAR Owner Trust I: 1.61%, 10/15/04 13,000,000 12,957,396 1.61%, 10/18/04 5,000,000 4,982,558 -------------------------------------------------------------------------------- Gotham Funding Corp.: 1.37%, 8/11/04 2 5,000,000 4,998,097 1.45%, 8/26/04 2 5,698,000 5,692,302 -------------------------------------------------------------------------------- GOVCO Inc.: 1.55%, 10/19/04 2 4,300,000 4,285,374 1.59%, 10/25/04 2 10,000,000 9,962,458 -------------------------------------------------------------------------------- Legacy Capital LLC: 1.14%, 8/18/04 2 5,000,000 4,997,308 1.36%, 9/2/042 15,000,000 14,981,422 -------------------------------------------------------------------------------- Lexington Parker Capital Co. LLC, 1.16%, 8/3/04 2 12,000,000 11,999,234 -------------------------------------------------------------------------------- 11 | OPPENHEIMER CASH RESERVES STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- ASSET-BACKED Continued Neptune Funding Corp.: 1.23%, 8/12/04 2 $ 4,650,000 $ 4,648,068 1.40%, 8/16/04 2 6,000,000 5,996,500 1.40%, 8/19/04 2 2,000,000 1,998,600 1.59%, 10/22/04 2 10,000,000 9,963,783 -------------------------------------------------------------------------------- New Center Asset Trust, 1.60%, 10/7/04 12,000,000 11,964,267 -------------------------------------------------------------------------------- Perry Global Funding LLC, Series A: 1.55%, 10/21/04 2 5,000,000 4,982,563 1.56%, 10/19/04 2 12,500,000 12,457,208 -------------------------------------------------------------------------------- Regency Markets No. 1 LLC, 1.28%, 8/20/04 2 15,000,000 14,989,497 -------------------------------------------------------------------------------- Solitaire Funding LLC, 1.30%, 8/26/04 2 7,900,000 7,893,033 -------------------------------------------------------------------------------- Thornburg Mortgage Capital Resources, 1.685%, 11/1/04 2 17,500,000 17,432,834 -------------------------------------------------------------------------------- Victory Receivables Corp.: 1.35%, 9/2/04 2 2,000,000 1,997,600 1.55%, 10/12/04 2 10,000,000 9,969,000 ------------ 189,874,452 -------------------------------------------------------------------------------- CAPITAL MARKETS--14.4% Banc of America Securities LLC, 1.40%, 8/2/04 1 15,000,000 15,000,000 -------------------------------------------------------------------------------- Bear Stearns Cos., Inc., 1.29%, 8/10/04 10,000,000 9,996,775 -------------------------------------------------------------------------------- Citigroup Global Markets Holdings, Inc.: 1.30%, 8/13/04 6,000,000 5,997,400 1.34%, 8/19/04 10,000,000 9,993,300 1.52%, 10/18/04 10,000,000 9,967,067 -------------------------------------------------------------------------------- Goldman Sachs Group, Inc.: 1.25%, 10/20/04 3 10,000,000 10,000,000 1.68%, 10/18/04 3 3,000,000 3,000,000 -------------------------------------------------------------------------------- Lehman Brothers, Inc., 1.38%, 12/15/04 1 18,000,000 18,000,000 -------------------------------------------------------------------------------- Morgan Stanley, 1.25%, 8/27/04 1 10,000,000 10,000,000 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- CAPITAL MARKETS Continued Wachovia Securities LLC, 1.47%, 12/22/04 1 $ 19,000,000 $ 19,000,000 ------------ 110,954,542 -------------------------------------------------------------------------------- COMMERCIAL BANKS--2.5% Bank of America Corp., 1.60%, 10/26/04 10,000,000 9,961,778 -------------------------------------------------------------------------------- J.P. Morgan Chase & Co., 1.31%, 8/17/04 9,000,000 8,994,760 ------------ 18,956,538 -------------------------------------------------------------------------------- COMMERCIAL FINANCE--0.2% Countrywide Home Loans, 1.37%, 8/2/04 1,850,000 1,849,928 -------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--7.7% General Electric Capital Corp.: 1.08%, 8/5/04 9,000,000 8,998,920 1.29%, 9/8/04 10,000,000 9,986,383 1.34%, 9/7/04 5,000,000 4,993,114 -------------------------------------------------------------------------------- Household Finance Corp.: 1.51%, 10/8/04 7,500,000 7,478,608 1.54%, 10/22/04 5,000,000 4,982,461 1.60%, 10/13/04 10,000,000 9,967,556 -------------------------------------------------------------------------------- Prudential Funding LLC: 1.12%, 8/4/04 12,000,000 11,998,880 1.62%, 10/28/04 1,000,000 996,040 ------------ 59,401,962 -------------------------------------------------------------------------------- INSURANCE--7.6% ING America Insurance Holdings, Inc., 1.72%, 11/29/04 10,000,000 9,942,667 -------------------------------------------------------------------------------- Jackson National Life Global Funding, Series 2004-6, 1.38%, 8/16/04 1,4 5,000,000 5,000,000 -------------------------------------------------------------------------------- Metropolitan Life Global Funding I, Series 2003-5, 1.39%, 8/15/04 1,3 8,600,000 8,600,000 12 | OPPENHEIMER CASH RESERVES PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- INSURANCE Continued Prudential Insurance Co. of America, 1.65%, 1/31/05 1 $ 10,000,000 $ 10,000,000 -------------------------------------------------------------------------------- Security Life of Denver Insurance Co.: 1.31%, 8/18/041 10,000,000 10,000,000 1.46%, 10/27/04 1 10,000,000 10,000,000 -------------------------------------------------------------------------------- United of Omaha Life Insurance Co., 1.46%, 8/2/04 1,3 5,000,000 5,000,000 ------------ 58,542,667 -------------------------------------------------------------------------------- SPECIAL PURPOSE FINANCIAL--11.7% Blue Spice LLC, 1.54%, 10/12/04 2 6,800,000 6,779,056 -------------------------------------------------------------------------------- Cooperative Assn of Tractor Dealers, Inc., Series A, 1.35%, 8/13/04 5,100,000 5,097,705 -------------------------------------------------------------------------------- Cooperative Assn. of Tractor Dealers, Inc., Series B: 1.16%, 8/2/04 3,000,000 2,999,903 1.60%, 10/19/04 2,000,000 1,992,979 -------------------------------------------------------------------------------- K2 (USA) LLC: 1.30%, 8/25/04 2 4,900,000 4,895,753 1.44%, 6/30/05 1,4 13,000,000 12,997,588 -------------------------------------------------------------------------------- LINKS Finance LLC: 1.35%, 10/15/04 1,4 5,000,000 5,000,000 1.41%, 8/25/04 1,4 10,000,000 9,999,868 1.41%, 9/30/04 1,4 10,000,000 9,999,672 -------------------------------------------------------------------------------- Parkland (USA) LLC, 1.36%, 1/14/05 1,4 5,000,000 4,999,773 -------------------------------------------------------------------------------- RACERS Trust, Series 2004-6-MM, 1.426%, 8/23/04 1,4 2,500,000 2,500,000 -------------------------------------------------------------------------------- Sigma Finance, Inc.: 1.34%, 9/16/04 2 10,000,000 9,982,878 1.42%, 11/26/04 1,4 10,000,000 9,999,522 1.63%, 10/28/04 2 3,000,000 2,988,047 ------------ 90,232,744 ------------ Total Short-Term Notes (Cost $529,812,833) 529,812,833 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- U.S. GOVERNMENT AGENCIES--2.6% -------------------------------------------------------------------------------- Federal Home Loan Bank, 1.50%, 3/1/05 $ 5,000,000 $ 5,000,000 -------------------------------------------------------------------------------- Federal National Mortgage Assn.: 1.375%, 2/18/05 5,000,000 5,000,000 1.55%, 5/4/05 5,000,000 5,000,000 1.60%, 5/13/05 5,000,000 5,000,000 ------------ Total U.S. Government Agencies (Cost $20,000,000) 20,000,000 -------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $768,635,479) 99.7% 768,635,479 -------------------------------------------------------------------------------- OTHER ASSETS NET OF LIABILITIES 0.3 2,211,514 ------------------------------- NET ASSETS 100.0% $770,846,993 =============================== FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM NOTES AND DIRECT BANK OBLIGATIONS ARE GENERALLY TRADED ON A DISCOUNT BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE FUND AT THE TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

1. Represents the current interest rate for a variable or increasing rate security. 2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $201,899,865, or 26.19% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees. 3. Illiquid security. See Note 4 of Notes to Financial Statements. 4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $60,496,423 or 7.85% of the Fund's net assets as of July 31, 2004. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 13 | OPPENHEIMER CASH RESERVES STATEMENT OF ASSETS AND LIABILITIES July 31, 2004 --------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------

Investments, at value (cost $768,635,479)--see accompanying statement of investments      $768,635,479
------------------------------------------------------------------------------------------------------
Cash                                                                                         2,250,865
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                           5,088,485
Interest                                                                                       501,411
Other                                                                                           84,572
                                                                                          ------------
Total assets                                                                               776,560,812

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                       5,190,869
Transfer and shareholder servicing agent fees                                                  210,224
Shareholder communications                                                                     119,653
Dividends                                                                                       78,092
Distribution and service plan fees                                                              76,960
Trustees' compensation                                                                           3,935
Other                                                                                           34,086
                                                                                          ------------
Total liabilities                                                                            5,713,819

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $770,846,993
                                                                                          ============

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                $    770,801
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 770,073,020
------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                     3,172
                                                                                          ------------
NET ASSETS                                                                                $770,846,993
                                                                                          ============
14 | OPPENHEIMER CASH RESERVES

---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $385,393,362 and
385,402,285 shares of beneficial interest outstanding)                                        $1.00
---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $219,061,447 and 219,019,524 shares
of beneficial interest outstanding)                                                           $1.00
---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $109,083,081 and 109,070,795 shares
of beneficial interest outstanding)                                                           $1.00
---------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $57,309,103 and 57,308,109 shares
of beneficial interest outstanding)                                                           $1.00
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 15 | OPPENHEIMER CASH RESERVES STATEMENT OF OPERATIONS For the Year Ended July 31, 2004 -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- INVESTMENT INCOME Interest $ 9,290,537 -------------------------------------------------------------------------------- EXPENSES Management fees 3,804,838 --------------------------------------------------------------------------------

Distribution and service plan fees:

Class A 794,910 Class B 1,242,150 Class C 485,848 Class N 279,366 --------------------------------------------------------------------------------

Transfer and shareholder servicing agent fees:

Class A 1,893,652 Class B 772,890 Class C 353,735 Class N 204,775 -------------------------------------------------------------------------------- Shareholder communications: Class A 170,569 Class B 55,705 Class C 20,478 Class N 5,085 -------------------------------------------------------------------------------- Custodian fees and expenses 9,817 -------------------------------------------------------------------------------- Trustees' compensation 7,733 -------------------------------------------------------------------------------- Other 291,459 ------------- Total expenses 10,393,010 Less reduction to custodian expenses (1,613) Less payments and waivers of expenses (2,198,173) ------------- Net expenses 8,193,224 -------------------------------------------------------------------------------- NET INVESTMENT INCOME 1,097,313 -------------------------------------------------------------------------------- NET REALIZED GAIN ON INVESTMENTS 3,172 -------------------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 1,100,485 ============= SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 16 | OPPENHEIMER CASH RESERVES STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                2004                  2003
----------------------------------------------------------------------------------------------

OPERATIONS
----------------------------------------------------------------------------------------------
Net investment income                                     $   1,097,313       $     3,924,750
----------------------------------------------------------------------------------------------
Net realized gain                                                 3,172                73,568
                                                          -----------------------------------
Net increase in net assets resulting from operations          1,100,485             3,998,318

----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                        (685,870)           (2,404,957)
Class B                                                        (257,841)           (1,044,894)
Class C                                                         (98,460)             (272,812)
Class N                                                         (55,142)             (202,087)
----------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                              --               (32,551)
Class B                                                              --               (28,468)
Class C                                                              --                (8,440)
Class N                                                              --                (3,523)

----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                     (80,451,332)           25,949,775
Class B                                                     (97,689,917)         (101,017,788)
Class C                                                       2,433,081           (16,470,114)
Class N                                                       4,958,877             9,589,171

----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
Total decrease                                             (170,746,119)          (81,948,370)
----------------------------------------------------------------------------------------------
Beginning of period                                         941,593,112         1,023,541,482
                                                          ------------------------------------
End of period                                             $ 770,846,993       $   941,593,112
                                                          ====================================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 17 | OPPENHEIMER CASH RESERVES FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

CLASS A      YEAR ENDED JULY 31,                          2004            2003             2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                 $    1.00       $    1.00        $    1.00        $    1.00        $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1           .01              .01              .05              .05
Net realized gain                                           -- 1            --1              -- 1             --               --
                                                     ------------------------------------------------------------------------------
Total from investment operations                            -- 1           .01              .01              .05              .05
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1          (.01)            (.01)            (.05)            (.05)
Distributions from net realized gain                        --              -- 1             -- 1             --               --
                                                     ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             -- 1          (.01)            (.01)            (.05)            (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    1.00       $    1.00        $    1.00        $    1.00        $    1.00
                                                     ==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.17%           0.54%            1.31%            4.84%            5.10%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 385,393       $ 465,843        $ 439,893        $ 395,898        $ 317,198
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 405,288       $ 451,634        $ 405,285        $ 351,490        $ 312,440
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                                     0.17%           0.53%            1.30%            4.67%            5.00%
Total expenses                                            1.22%           1.16%            1.17%            1.15%            1.06%
Expenses after payments and waivers
and reduction to custodian expenses                       0.99%           1.00%            1.16%             N/A 4            N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 18 | OPPENHEIMER CASH RESERVES

CLASS B         YEAR ENDED JULY 31,                       2004            2003            2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00       $    1.00        $    1.00        $    1.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1            -- 1           .01              .04              .04
Net realized gain                                           -- 1            -- 1            -- 1             --               --
                                                     -----------------------------------------------------------------------------
Total from investment operations                            -- 1            -- 1           .01              .04              .04
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1            -- 1          (.01)            (.04)            (.04)
Distributions from net realized gain                        --              -- 1            -- 1             --               --
                                                     -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             -- 1            -- 1          (.01)            (.04)            (.04)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $    1.00       $    1.00       $    1.00        $    1.00        $    1.00
                                                     =============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.11%           0.27%           0.76%            4.25%            4.52%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 219,061       $ 316,750       $ 417,768        $ 239,201        $ 172,345
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 247,836       $ 385,078       $ 288,676        $ 208,775        $ 225,824
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.10%           0.27%           0.75%            4.07%            4.40%
Total expenses                                            1.34%           1.37%           1.71%            1.70%            1.61%
Expenses after payments and waivers
and reduction to custodian expenses                       1.04%           1.27%           1.70%             N/A 4            N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 19 | OPPENHEIMER CASH RESERVES FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

CLASS C         YEAR ENDED JULY 31,                       2004            2003            2002             2001           2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00       $    1.00        $    1.00       $    1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1            -- 1           .01              .04             .04
Net realized gain                                           -- 1            -- 1            -- 1             --              --
                                                     ----------------------------------------------------------------------------
Total from investment operations                            -- 1            -- 1           .01              .04             .04
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1            -- 1          (.01)            (.04)           (.04)
Distributions from net realized gain                        --              -- 1            -- 1             --              --
                                                     ----------------------------------------------------------------------------

Total dividends and/or distributions
to shareholders                                             -- 1            -- 1          (.01)            (.04)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    1.00       $    1.00       $    1.00        $    1.00       $    1.00
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.10%           0.25%           0.76%            4.26%           4.52%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 109,083       $ 106,650       $ 123,120        $  85,076       $  49,382
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  97,058       $ 113,569       $  85,893        $  68,741       $  59,556
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.10%           0.24%           0.80%            4.07%           4.44%
Total expenses                                            1.39%           1.41%           1.71%            1.70%           1.61%
Expenses after payments and waivers
and reduction to custodian expenses                       1.05%           1.28%           1.70%             N/A 4           N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 20 | OPPENHEIMER CASH RESERVES

CLASS N         YEAR ENDED JULY 31,                             2004             2003             2002              2001 1
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     1.00       $     1.00       $     1.00        $     1.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             -- 2             -- 2            .01               .01
Net realized gain                                                 -- 2             -- 2             -- 2              --
                                                          ----------------------------------------------------------------
Total from investment operations                                  -- 2             -- 2            .01               .01
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              -- 2             -- 2           (.01)             (.01)
Distributions from net realized gain                              --               -- 2             -- 2              --
                                                          ----------------------------------------------------------------
Total dividends and/or distributions to shareholders              -- 2             -- 2           (.01)             (.01)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     1.00       $     1.00       $     1.00        $     1.00
                                                          ================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                                  0.10%            0.43%            1.08%             1.49%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $   57,309       $   52,350       $   42,761        $    4,275
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $   55,961       $   49,145       $   21,014        $      737
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                           0.10%            0.41%            0.68%             3.03%
Total expenses                                                  1.39%            1.24%            1.47%             1.19%
Expenses after payments and waivers
and reduction to custodian expenses                             1.06%            1.11%            1.46%              N/A 5
1. For the period from March 1, 2001 (inception of offering) to July 31, 2001. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 21 | OPPENHEIMER CASH RESERVES NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Cash Reserves (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------- SECURITIES VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value. --------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders, therefore, no federal income or excise tax provision is required.

22 | OPPENHEIMER CASH RESERVES

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

UNDISTRIBUTED NET UNDISTRIBUTED ACCUMULATED INVESTMENT INCOME LONG-TERM GAIN LOSS CARRYFORWARD 1,2 ------------------------------------------------------------------- $84,664 $-- $-- 1. During the fiscal year ended July 31, 2004, the Fund did not utilize any capital loss carryforward. 2. During the fiscal year ended July 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2004 and July 31, 2003 was as follows:

YEAR ENDED YEAR ENDED JULY 31, 2004 JULY 31, 2003 ------------------------------------------------------------------- Distributions paid from: Ordinary income $ 1,097,313 $ 3,924,750 Long-term capital gain -- 72,982 --------------------------------- Total $ 1,097,313 $ 3,997,732 ================================= --------------------------------------------------------------------------------

TRUSTEES’ COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

-------------------------------------------------------------------------------- EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund. 23 | OPPENHEIMER CASH RESERVES NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED JULY 31, 2004               YEAR ENDED JULY 31, 2003
                                    SHARES              AMOUNT             SHARES              AMOUNT
------------------------------------------------------------------------------------------------------

CLASS A
Sold                           488,619,859       $ 488,619,859        645,438,961       $ 645,438,961
Dividends and/or
distributions reinvested           638,759             638,759          2,267,138           2,267,138
Redeemed                      (569,709,950)       (569,709,950)      (621,756,324)       (621,756,324)
                             -------------------------------------------------------------------------
Net increase (decrease)        (80,451,332)      $ (80,451,332)        25,949,775       $  25,949,775
                             =========================================================================

------------------------------------------------------------------------------------------------------
CLASS B
Sold                           244,796,543       $ 244,796,543        387,633,392       $ 387,633,392
Dividends and/or
distributions reinvested           223,924             223,924            989,218             989,218
Redeemed                      (342,710,384)       (342,710,384)      (489,640,398)       (489,640,398)
                             -------------------------------------------------------------------------
Net decrease                   (97,689,917)      $ (97,689,917)      (101,017,788)      $(101,017,788)
                             =========================================================================

------------------------------------------------------------------------------------------------------
CLASS C
Sold                           201,146,784       $ 201,146,784        236,359,515       $ 236,359,515
Dividends and/or
distributions reinvested            86,278              86,278            256,705             256,705
Redeemed                      (198,799,981)       (198,799,981)      (253,086,334)       (253,086,334)
                             -------------------------------------------------------------------------
Net increase (decrease)          2,433,081       $   2,433,081        (16,470,114)      $ (16,470,114)
                             =========================================================================

------------------------------------------------------------------------------------------------------
CLASS N
Sold                            97,262,364       $  97,262,364        156,184,467       $ 156,184,467
Dividends and/or
distributions reinvested            53,182              53,182            204,581             204,581
Redeemed                       (92,356,669)        (92,356,669)      (146,799,877)       (146,799,877)
                             -------------------------------------------------------------------------
Net increase                     4,958,877       $   4,958,877          9,589,171       $   9,589,171
                             =========================================================================
24 | OPPENHEIMER CASH RESERVES -------------------------------------------------------------------------------- 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.50% of the first $250 million of average annual net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, and 0.40% of net assets in excess of $1 billion.

-------------------------------------------------------------------------------- ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns. --------------------------------------------------------------------------------

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2004, the Fund paid $2,682,208 to OFS for services to the Fund.

-------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. --------------------------------------------------------------------------------

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.20% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. Effective January 1, 2003, the Fund decreased the asset-based sales charge on Class B and Class C shares to 0.50% of average daily net assets per annum. The Distributor is entitled to receive a service fee of 0.25% per year under each plan, but the Board of Trustees has not authorized the Fund to pay the service fees on Class B and Class C shares at this time. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated

25 | OPPENHEIMER CASH RESERVES NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

expenses under the plan at July 31, 2004 for Class N shares were $3,587,557. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

SALES CHARGES. Contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                           CLASS A             CLASS B             CLASS C             CLASS N
                        CONTINGENT          CONTINGENT          CONTINGENT          CONTINGENT
                          DEFERRED            DEFERRED            DEFERRED            DEFERRED
                     SALES CHARGES       SALES CHARGES       SALES CHARGES       SALES CHARGES
                       RETAINED BY         RETAINED BY         RETAINED BY         RETAINED BY
YEAR ENDED             DISTRIBUTOR         DISTRIBUTOR         DISTRIBUTOR         DISTRIBUTOR
----------------------------------------------------------------------------------------------

July 31, 2004             $192,874            $298,926             $94,152            $336,882
--------------------------------------------------------------------------------

PAYMENTS AND WAIVERS OF EXPENSES. Effective December 6, 2002, the Manager has agreed to limit the Fund’s management fee to 0.40% of the Fund’s average net assets for each class of shares. As a result of this limitation the Fund was reimbursed $574,382 for the year ended July 31, 2004. This expense limitation can be amended or terminated at any time without advance notice.

        Prior to April 28, 2003, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. Effective April 28, 2003, transfer agent fees for all classes are limited to the lesser of 0.35% of average daily net assets or to an amount (but not less than zero) necessary to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. During the year ended July 31, 2004, OFS waived $654,720, $562,778, $260,880 and $145,413 for Class A, Class B, Class C and Class N shares, respectively. Each of the above-mentioned voluntary undertakings may be further amended or withdrawn at any time.

-------------------------------------------------------------------------------- 4. ILLIQUID SECURITIES

As of July 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2004 was $26,600,000, which represents 3.45% of the Fund’s net assets.

26 | OPPENHEIMER CASH RESERVES 5. SUBSEQUENT EVENTS - LITIGATION

Three complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, “OppenheimerFunds”), as well as 51 of the Oppenheimer funds (collectively, the “Funds”) excluding this Fund, and nine directors/trustees of certain of the Funds (collectively, the “Directors/Trustees”). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law.

OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

27 | OPPENHEIMER CASH RESERVES REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CASH RESERVES:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Cash Reserves, including the statement of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Cash Reserves as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP Denver, Colorado September 21, 2004 28 | OPPENHEIMER CASH RESERVES FEDERAL INCOME TAX INFORMATION Unaudited -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        None of the dividends paid by the Fund during the year ended July 31, 2004 are qualified dividend income or eligible for the corporate dividend-received deduction.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES Unaudited -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC’s website at www.sec.gov.

        The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied and the SEC’s Public Reference Room in Washington D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29 | OPPENHEIMER CASH RESERVES TRUSTEES AND OFFICERS Unaudited --------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE            TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE; NUMBER OF
                                        PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT                             THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S.
TRUSTEES                                TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR
                                        AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                        DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,                   Chairman of the following private mortgage banking companies:
Vice Chairman (since 2003)              Cherry Creek Mortgage Company (since 1991), Centennial State
and Trustee (since 2000)                Mortgage Company (since 1994), The El Paso Mortgage Company
Age: 67                                 (since 1993), Transland Financial Services, Inc. (since 1997);
                                        Chairman of the following private companies: Great Frontier
                                        Insurance (insurance agency) (since 1995), Ambassador Media
                                        Corporation and Broadway Ventures (since 1984); a director of the following public companies: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and
                                        UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a Director/Trustee of Campus Crusade for Christ and the Bradley Foundation. Formerly a director of the following:
                                        Storage Technology Corporation (a publicly-held computer
                                        equipment company) (1991-February 2003), and International
                                        Family Entertainment (television channel) (1992-1997),
                                        Frontier Real Estate, Inc. (residential real estate brokerage)
                                        (1994-1999), and Frontier Title (title insurance agency)
                                        (1995-June 1999); a U.S. Senator (January 1979-January 1991).
                                        Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                         Formerly, Director and President of A.G. Edwards Capital, Inc.
Trustee (since 1993)                    (General Partner of private equity funds) (until February
Age: 73                                 2001); Chairman, President and Chief Executive Officer of A.G.
                                        Edwards Capital, Inc. (until March 2000); Vice Chairman and
                                        Director of A.G. Edwards, Inc. and Vice Chairman of A.G.
                                        Edwards & Sons, Inc. (its brokerage company subsidiary) (until
                                        March 1999); Chairman of A.G. Edwards Trust Company and A.G.E.
                                        Asset Management (investment advisor) (until March 1999); and
                                        a Director (until March 2000) of A.G. Edwards & Sons and A.G.
                                        Edwards Trust Company. Oversees 38 portfolios in the
                                        OppenheimerFunds complex.

GEORGE C. BOWEN,                        Formerly Assistant Secretary and a director (December
Trustee (since 1998)                    1991-April 1999) of Centennial Asset Management Corporation;
Age: 67                                 President, Treasurer and a director (June 1989-April 1999) of
                                        Centennial Capital Corporation; Chief Executive Officer and a
                                        director of MultiSource Services, Inc. (March 1996-April
                                        1999). Until April 1999 Mr. Bowen held several positions in subsidiary or affiliated companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                      A member of The Life Guard of Mount Vernon, George
Trustee (since 2000)                    Washington's home (since June 2000). Formerly Director (March
Age: 65                                 2001-May 2002) of Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner (July 1974-June
                                        1999) with PricewaterhouseCoopers LLP (an accounting firm);
                                        and Chairman (July 1994-June 1998) of Price Waterhouse LLP
                                        Global Investment Management Industry Services Group. Oversees
                                        38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                          Director (since February 1998) of Rocky Mountain Elk
Trustee (since 1990)                    Foundation (a not-for-profit foundation); a director (since
Age: 62                                 1997) of Putnam Lovell Finance (finance company); a director
                                        (since June 2002) of UNUMProvident (an insurance company).
                                        Formerly a director (October 1999-October 2003) of P.R.
                                        Pharmaceuticals (a privately held company); Chairman and a director (until October 1996) and President and Chief
                                        Executive Officer (until October 1995) of the Manager;
                                        President, Chief Executive Officer and a director (until
                                        October 1995) of
30 | OPPENHEIMER CASH RESERVES TRUSTEES AND OFFICERS Unaudited / Continued --------------------------------------------------------------------------------

JON S. FOSSEL,                          Oppenheimer Acquisition Corp., Shareholders Services Inc. and
Continued                               Shareholder Financial Services, Inc. Oversees 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                           Director of Colorado Uplift (a non-profit charity) (since
Trustee (since 1996)                    September 1984). Formerly (until October 1994) Mr. Freedman
Age: 63                                 held several positions in subsidiary or affiliated companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,                    Trustee of Monterey International Studies (an educational
Trustee (since 2002)                    organization) (since February 2000); a director of The
Age: 57                                 California Endowment (a philanthropic organization) (since
                                        April 2002) and of Community Hospital of Monterey Peninsula
                                        (educational organization) (since February 2002); a director of America Funds Emerging Markets Growth Fund (since October
                                        1991) (an investment company); an advisor to Credit Suisse
                                        First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller
                                        Foundation and of the University of Michigan. Formerly,
                                        Trustee of MassMutual Institutional Funds (open-end investment company) (1996-May 2004); a director of MML Series Investment
                                        Fund (April 1989-May 2004) and MML Services (April 1987-May
                                        2004) (investment companies); member of the investment
                                        committee (2000-2003) of Hartford Hospital; an advisor
                                        (2000-2003) to Unilever (Holland)'s pension fund; and
                                        President (February 1991-April 2000) of ARCO Investment
                                        Management Company. Oversees 37 portfolios in the
                                        OppenheimerFunds complex.

ROBERT J. MALONE,                       Chairman, Chief Executive Officer and Director of Steele
Trustee (since 2002)                    Street State Bank (a commercial banking entity) (since August
Age: 60                                 2003); director of Colorado UpLIFT (a non-profit organization)
                                        (since 1986); trustee (since 2000) of the Gallagher Family
                                        Foundation (non-profit organization). Formerly, Chairman of
                                        U.S. Bank-Colorado (a subsidiary of U.S. Bancorp and formerly
                                        Colorado National Bank,) (July 1996-April 1, 1999), a director of: Commercial Assets, Inc. (a REIT) (1993-2000), Jones
                                        Knowledge, Inc. (a privately held company) (2001-July 2004)
                                        and U.S. Exploration, Inc. (oil and gas exploration)
                                        (1997-February 2004). Oversees 37 portfolios in the
                                        OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,               Trustee of MassMutual Institutional Funds (since 1996) and MML
Trustee (since 2000)                    Series Investment Fund (since 1987) (both open-end investment
Age: 62                                 companies) and the Springfield Library and Museum Association
                                        (since 1995) (museums) and the Community Music School of
                                        Springfield (music school) (since 1996); Trustee (since 1987),
                                        Chairman of the Board (since 2003) and Chairman of the
                                        investment committee (since 1994) for the Worcester Polytech
                                        Institute (private university); and President and Treasurer
                                        (since January 1999) of the SIS Fund (a private not for profit charitable fund). Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 -
                                        2003); Chairman (January 1999-July 1999) of SIS & Family
                                        Bank, F.S.B. (formerly SIS Bank) (commercial bank); and
                                        Executive Vice President (January 1999-July 1999) of Peoples
                                        Heritage Financial Group, Inc. (commercial bank). Oversees 38 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                      THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD
AND OFFICER                             FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY
                                        10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL
                                        HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                         Chairman, Chief Executive Officer and director (since June
President and Trustee                   2001) and President (since September 2000) of the Manager;
(since 2001)                            President and a director or trustee of other Oppenheimer
Age: 55                                 funds; President and a director (since July 2001) of
                                        Oppenheimer Acquisition Corp. (the Manager's parent holding company) and
31 | OPPENHEIMER CASH RESERVES

JOHN V. MURPHY,                         of Oppenheimer Partnership Holdings, Inc. (a holding company
Continued                               subsidiary of the Manager); a director (since November 2001)
                                        of OppenheimerFunds Distributor, Inc. (a subsidiary of the
                                        Manager); Chairman and a director (since July 2001) of
                                        Shareholder Services, Inc. and of Shareholder Financial
                                        Services, Inc. (transfer agent subsidiaries of the Manager);
                                        President and a director (since July 2001) of OppenheimerFunds
                                        Legacy Program (a charitable trust program established by the
                                        Manager); a director of the following investment advisory
                                        subsidiaries of the Manager: OFI Institutional Asset
                                        Management, Inc., Centennial Asset Management Corporation,
                                        Trinity Investment Management Corporation and Tremont Capital
                                        Management, Inc. (since November 2001), HarbourView Asset
                                        Management Corporation and OFI Private Investments, Inc.
                                        (since July 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset
                                        Management, Inc.; Executive Vice President (since February
                                        1997) of Massachusetts Mutual Life Insurance Company (the
                                        Manager's parent company); a director (since June 1995) of DLB
                                        Acquisition Corporation (a holding company that owns the
                                        shares of Babson Capital Management LLC); a member of the
                                        Investment Company Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006).
                                        Formerly, Chief Operating Officer (September 2000-June 2001)
                                        of the Manager; President and trustee (November 1999-November
                                        2001) of MML Series Investment Fund and MassMutual
                                        Institutional Funds (open-end investment companies); a
                                        director (September 1999-August 2000) of C.M. Life Insurance
                                        Company; President, Chief Executive Officer and director
                                        (September 1999-August 2000) of MML Bay State Life Insurance
                                        Company; a director (June 1989-June 1998) of Emerald Isle
                                        Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 73 portfolios as
                                        Trustee/Director and 10 portfolios as Officer in the
                                        OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------
OFFICERS                                THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS:
                                        FOR MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                        11TH FLOOR, NEW YORK, NY 10281-1008, FOR MESSRS. VANDEHEY,
                                        WEISS, WIXTED, AND MS. WOLF, 6803 S. TUCSON WAY, CENTENNIAL,
                                        CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL
                                        HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

BARRY D. WEISS,                         Vice President of the Manager (since July 2001) and of
Vice President (since 2001)             HarbourView Asset Management Corporation (since June 2003); an
Age: 40                                 officer of 6 portfolios in the OppenheimerFunds complex.
                                        Formerly Assistant Vice President and Senior Credit Analyst of
                                        the Manager (February 2000-June 2001). Prior to joining the
                                        Manager in February 2000, he was Associate Director,
                                        Structured Finance, Fitch IBCA Inc. (April 1998 - February
                                        2000).

CAROL E. WOLF,                          Senior Vice President of the Manager (since June 2000) and of
Vice President (since 1998)             HarbourView Asset Management Corporation (since June 2003); an
Age: 52                                 officer of 6 portfolios in the OppenheimerFunds complex.
                                        Formerly Vice President of the Manager (June 1990 - June
                                        2000).

BRIAN W. WIXTED,                        Senior Vice President and Treasurer (since March 1999) of the
Treasurer (since 1999)                  Manager; Treasurer of HarbourView Asset Management
Age: 44                                 Corporation, Shareholder Financial Services, Inc., Shareholder
                                        Services, Inc., Oppenheimer Real Asset Management Corporation,
                                        and Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private Investments, Inc. (since March 2000), of
                                        OppenheimerFunds International Ltd. and OppenheimerFunds plc
                                        (since May 2000), of OFI Institutional Asset Management, Inc.
                                        (since November 2000), and of OppenheimerFunds Legacy Program
                                        (a Colorado non-profit corporation) (since June 2003);
                                        Treasurer and Chief Financial Officer (since May 2000) of OFI
                                        Trust Company (a trust
32 | OPPENHEIMER CASH RESERVES TRUSTEES AND OFFICERS Unaudited / Continued --------------------------------------------------------------------------------

BRIAN W. WIXTED,                        company subsidiary of the Manager); Assistant Treasurer (since
Continued                               March 1999) of Oppenheimer Acquisition Corp. Formerly
                                        Assistant Treasurer of Centennial Asset Management Corporation
                                        (March 1999-October 2003) and OppenheimerFunds Legacy Program
                                        (April 2000-June 2003); Principal and Chief Operating Officer
                                        (March 1995-March 1999) at Bankers Trust Company-Mutual Fund
                                        Services Division. An officer of 83 portfolios in the
                                        OppenheimerFunds complex.

ROBERT G. ZACK,                         Executive Vice President (since January 2004) and General
Vice President and Secretary            Counsel (since February 2002) of the Manager; General Counsel
(since 2001)                            and a director (since November 2001) of the Distributor;
Age: 56                                 General Counsel (since November 2001) of Centennial Asset
                                        Management Corporation; Senior Vice President and General
                                        Counsel (since November 2001) of HarbourView Asset Management
                                        Corporation; Secretary and General Counsel (since November
                                        2001) of Oppenheimer Acquisition Corp.; Assistant Secretary
                                        and a director (since October 1997) of OppenheimerFunds
                                        International Ltd. and OppenheimerFunds plc; Vice President
                                        and a director (since November 2001) of Oppenheimer
                                        Partnership Holdings, Inc.; a director (since November 2001)
                                        of Oppenheimer Real Asset Management, Inc.; Senior Vice
                                        President, General Counsel and a director (since November
                                        2001) of Shareholder Financial Services, Inc., Shareholder
                                        Services, Inc., OFI Private Investments, Inc. and OFI Trust
                                        Company; Vice President (since November 2001) of
                                        OppenheimerFunds Legacy Program; Senior Vice President and
                                        General Counsel (since November 2001) of OFI Institutional
                                        Asset Management, Inc.; a director (since June 2003) of
                                        OppenheimerFunds (Asia) Limited. Formerly Senior Vice
                                        President (May 1985-December 2003), Acting General Counsel
                                        (November 2001-February 2002) and Associate General Counsel
                                        (May 1981-October 2001) of the Manager; Assistant Secretary of
                                        Shareholder Services, Inc. (May 1985-November 2001),
                                        Shareholder Financial Services, Inc. (November 1989-November
                                        2001); and OppenheimerFunds International Ltd. (October
                                        1997-November 2001). An officer of 83 portfolios in the
                                        OppenheimerFunds complex.

MARK S. VANDEHEY,                       Senior Vice President and Chief Compliance Officer (since
Vice President and Chief                March 2004) of the Manager; Vice President (since June 1983)
Compliance Officer                      of OppenheimerFunds Distributor, Inc., Centennial Asset
(since 2004)                            Management Corporation and Shareholder Services, Inc. Formerly
Age: 53                                 (until February 2004) Vice President and Director of Internal
                                        Audit of OppenheimerFunds, Inc. An officer of 83 portfolios in the Oppenheimer funds complex.

THE FUND’S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND’S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

33 | OPPENHEIMER CASH RESERVES UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number 811-8799 Oppenheimer Capital Preservation Fund (Exact name of registrant as specified in charter) 6803 South Tucson Way, Centennial, Colorado 80112-3924 (Address of principal executive offices) (Zip code) Robert G. Zack, Esq. OppenheimerFunds, Inc. Two World Financial Center, New York, New York 10281-1008 -------------------------------------------------------------------------------- (Name and address of agent for service) Registrant's telephone number, including area code: (303) 768-3200 -------------- Date of fiscal year end: October 31 Date of reporting period: November 1, 2003 - April 30, 2004 Item 1. Reports to Stockholders. STATEMENT OF INVESTMENTS April 30, 2004 / Unaudited -------------------------------------------------------------------------------- MARKET VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- INVESTMENTS IN AFFILIATED COMPANIES--101.2% -------------------------------------------------------------------------------- FIXED INCOME FUNDS--96.0% Oppenheimer Bond Fund, Cl. Y 3,566,568 $ 36,664,323 -------------------------------------------------------------------------------- Oppenheimer Limited-Term Government Fund, Cl. Y 1 24,259,859 247,693,156 -------------------------------------------------------------------------------- Oppenheimer Strategic Income Fund, Cl. Y 14,953,147 62,354,622 ------------- 346,712,101 -------------------------------------------------------------------------------- MONEY MARKET FUND--5.2% Oppenheimer Money Market Fund, Inc. 18,654,328 18,654,328 -------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $359,427,181) 101.2% 365,366,429 -------------------------------------------------------------------------------- LIABILITIES IN EXCESS OF OTHER ASSETS (1.2) (4,400,666) -------------------------- NET ASSETS 100.0% $360,965,763 ========================== FOOTNOTE TO STATEMENT OF INVESTMENTS 1. Represents ownership of at least 5% of the issuer. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 9 | OPPENHEIMER CAPITAL PRESERVATION FUND STATEMENT OF ASSETS AND LIABILITIES Unaudited --------------------------------------------------------------------------------

April 30, 2004
------------------------------------------------------------------------------------

ASSETS
------------------------------------------------------------------------------------
Investments, at value--affiliated companies (cost $359,427,181)--see
accompanying statement of investments                                  $365,366,429
------------------------------------------------------------------------------------
Cash used for collateral on futures                                          55,000
------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                      702,199
Shares of beneficial interest sold                                          610,169
Other                                                                         8,343
                                                                       -------------
Total assets                                                            366,742,140

------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------
Bank overdraft                                                               55,200
------------------------------------------------------------------------------------
Payables and other liabilities:
Wrapper agreement                                                         4,400,298
Shares of beneficial interest redeemed                                    1,093,190
Distribution and service plan fees                                           73,645
Transfer and shareholder servicing agent fees                                66,316
Shareholder communications                                                   32,470
Trustees' compensation                                                       17,578
Futures margins                                                              12,594
Dividends                                                                       186
Other                                                                        24,900
                                                                       -------------
Total liabilities                                                         5,776,377

------------------------------------------------------------------------------------
NET ASSETS                                                             $360,965,763
                                                                       =============

------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------
Paid-in capital                                                        $359,343,843
------------------------------------------------------------------------------------
Accumulated net investment income                                           750,361
------------------------------------------------------------------------------------
Accumulated net realized loss on investments                               (977,960)
------------------------------------------------------------------------------------
Net unrealized appreciation on investments and wrapper agreement          1,849,519
                                                                       -------------
NET ASSETS                                                             $360,965,763
                                                                       =============
10 | OPPENHEIMER CAPITAL PRESERVATION FUND
-----------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$95,064,437 and 9,506,846 shares of beneficial interest outstanding)               $10.00
Maximum offering price per share (net asset value plus sales charge
of 3.50% of offering price)                                                        $10.36
-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$11,050,455 and 1,105,192 shares of beneficial interest outstanding)               $10.00
-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$27,971,507 and 2,797,195 shares of beneficial interest outstanding)               $10.00
-----------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$226,550,979 and 22,654,513 shares of beneficial interest outstanding)             $10.00
-----------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $328,385 and 32,829 shares of beneficial interest outstanding)       $10.00
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 11 | OPPENHEIMER CAPITAL PRESERVATION FUND STATEMENT OF OPERATIONS Unaudited --------------------------------------------------------------------------------

For the Six Months Ended April 30, 2004
-------------------------------------------------------------------------------------

INVESTMENT INCOME
-------------------------------------------------------------------------------------
Dividends from affiliated companies                                       $5,825,910
-------------------------------------------------------------------------------------
Interest                                                                     174,319
                                                                          -----------
Total investment income                                                    6,000,229

-------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------
Management fees                                                            1,303,364
-------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                      118,925
Class B                                                                       51,886
Class C                                                                      132,029
Class N                                                                      275,952
-------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                      189,821
Class B                                                                       35,305
Class C                                                                       81,267
Class N                                                                      301,824
Class Y                                                                           24
-------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                        5,609
Class B                                                                        3,090
Class C                                                                        5,300
Class N                                                                        2,741
-------------------------------------------------------------------------------------
Wrapper fees                                                                 290,165
-------------------------------------------------------------------------------------
Trustees' compensation                                                         9,053
-------------------------------------------------------------------------------------
Custodian fees and expenses                                                    4,844
-------------------------------------------------------------------------------------
Other                                                                         58,758
                                                                          -----------
Total expenses                                                             2,869,957
Less reduction to custodian expenses                                            (188)
Less reimbursement of management fees                                       (801,855)
Less voluntary waiver of transfer and shareholder servicing agent fees:
Class A                                                                      (31,814)
Class B                                                                      (17,539)
Class C                                                                      (37,541)
                                                                          -----------
Net expenses                                                               1,981,020

-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      4,019,209
12 | OPPENHEIMER CAPITAL PRESERVATION FUND -------------------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS) -------------------------------------------------------------------------------- Net realized loss on: Investments from affiliated companies $ (182,122) Closing of futures contracts (105,200) ----------- Net realized loss (287,322) --------------------------------------------------------------------------------

Net change in unrealized appreciation (depreciation) on:

Investments from affiliated companies 185,361 Futures contracts 156,828 Wrapper agreement (768,242) ----------- Net change in unrealized appreciation (426,053) -------------------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $3,305,834 =========== SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 13 | OPPENHEIMER CAPITAL PRESERVATION FUND STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------------------------------------------

                                                                 SIX MONTHS            YEAR
                                                                      ENDED           ENDED
                                                             APRIL 30, 2004     OCTOBER 31,
                                                                (UNAUDITED)            2003
--------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------
Net investment income                                          $  4,019,209    $  6,214,999
--------------------------------------------------------------------------------------------
Net realized gain (loss)                                           (287,322)        148,845
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation                              (426,053)       (104,304)
                                                               -----------------------------
Net increase in net assets resulting from operations              3,305,834       6,259,540

--------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                            (896,529)     (1,969,962)
Class B                                                             (57,317)       (104,775)
Class C                                                            (145,692)       (249,835)
Class N                                                          (2,151,829)     (3,927,405)
Class Y                                                              (7,265)         (7,561)
--------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                             (12,791)             --
Class B                                                              (1,362)             --
Class C                                                              (3,513)             --
Class N                                                             (29,437)             --
Class Y                                                                 (99)             --

--------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                             337,244      16,147,988
Class B                                                           1,065,291       4,781,818
Class C                                                           3,566,768      11,965,018
Class N                                                           6,958,985     100,792,528
Class Y                                                            (396,440)        722,428

--------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------
Total increase                                                   11,531,848     134,409,782
--------------------------------------------------------------------------------------------
Beginning of period                                             349,433,915     215,024,133
                                                               -----------------------------
End of period (including accumulated net investment income
(loss) of $750,361 and $(10,216), respectively)                $360,965,763    $349,433,915
                                                               =============================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 14 | OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

                                                      SIX MONTHS                                              YEAR
                                                           ENDED                                             ENDED
                                                  APRIL 30, 2004                                          OCT. 31,
CLASS A                                              (UNAUDITED)      2003      2002      2001      2000     1999 1
-------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00    $10.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .11       .22       .42       .56       .57       .05
Net realized and unrealized gain (loss)                     (.02)       --       .09       .02       .03        --
                                                         ----------------------------------------------------------
Total from investment operations                             .09       .22       .51       .58       .60       .05
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.09)     (.22)     (.41)     (.55)     (.60)     (.05)
Distributions from net realized gain                          -- 2      --        --        --        --        --
Tax return of capital distribution                            --        --      (.10)     (.03)       --        --
                                                         ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.09)     (.22)     (.51)     (.58)     (.60)     (.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 10.00   $ 10.00   $ 10.00   $ 10.00   $ 10.00    $10.00
                                                         ==========================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          0.95%     2.22%     5.25%     6.00%     6.18%     0.55%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $95,064   $94,727   $78,552   $50,179   $10,431    $  100
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $95,808   $92,035   $62,359   $33,976   $ 7,171    $  100
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       2.31%     2.11%     3.90%     5.39%     5.55%     5.75%
Total expenses                                              1.60%     1.70%     1.71%     1.58%     1.96%     1.55%
Expenses after expense reimbursement
or fee waiver and reduction
to custodian expenses                                       1.08%     1.09%     1.18%     1.14%     1.51%     1.12%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       10%       20%       47%       36%       89%        0%
1. For the period from September 27, 1999 (commencement of operations) to October 31, 1999. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 15 | OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

                                                      SIX MONTHS                                           YEAR
                                                           ENDED                                          ENDED
                                                  APRIL 30, 2004                                       OCT. 31,
CLASS B                                              (UNAUDITED)     2003     2002     2001     2000      1999 1
----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.00   $10.00   $10.00   $10.00   $10.00     $10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .07      .14      .37      .50      .51        .05
Net realized and unrealized gain (loss)                     (.02)      --      .08      .02      .02         --
                                                         -------------------------------------------------------
Total from investment operations                             .05      .14      .45      .52      .53        .05
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.05)    (.14)    (.35)    (.49)    (.53)      (.05)
Distributions from net realized gain                          -- 2     --       --       --       --         --
Tax return of capital distribution                            --       --     (.10)    (.03)      --         --
                                                         -------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.05)    (.14)    (.45)    (.52)    (.53)      (.05)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 10.00   $10.00   $10.00   $10.00   $10.00     $10.00
                                                         =======================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          0.56%    1.45%    4.59%    5.31%    5.43%      0.48%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $11,050   $9,987   $5,205   $1,777   $  331     $    1
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $10,430   $8,055   $3,337   $  676   $   82     $    1
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       1.50%    1.31%    3.15%    4.61%    4.55%      5.10%
Total expenses                                              2.68%    2.77%    2.37%    2.34%    2.71%      2.25%
Expenses after expense reimbursement
or fee waiver and reduction
to custodian expenses                                       1.89%    1.87%    1.84%    1.90%    2.26%      1.81%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       10%      20%      47%      36%      89%         0%
1. For the period from September 27, 1999 (commencement of operations) to October 31, 1999. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 16 | OPPENHEIMER CAPITAL PRESERVATION FUND

                                                      SIX MONTHS                                              YEAR
                                                           ENDED                                             ENDED
                                                  APRIL 30, 2004                                          OCT. 31,
CLASS C                                              (UNAUDITED)       2003      2002     2001     2000      1999 1
-------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.00    $ 10.00   $ 10.00   $10.00   $10.00     $10.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .07        .14       .38      .51      .50        .05
Net realized and unrealized gain (loss)                     (.02)        --       .07      .01      .03         --
                                                         ----------------------------------------------------------
Total from investment operations                             .05        .14       .45      .52      .53        .05
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.05)      (.14)     (.35)    (.49)    (.53)      (.05)
Distributions from net realized gain                          -- 2       --        --       --       --         --
Tax return of capital distribution                            --         --      (.10)    (.03)      --         --
                                                         ----------------------------------------------------------
Total dividends and/or distributions to
shareholders                                                (.05)      (.14)     (.45)    (.52)    (.53)      (.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 10.00    $ 10.00   $ 10.00   $10.00   $10.00     $10.00
                                                         ==========================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          0.56%      1.43%     4.58%    5.31%    5.43%      0.48%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $27,972    $24,405   $12,437   $1,845   $   48     $    1
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $26,547    $19,334   $ 6,790   $  652   $   25     $    1
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       1.53%      1.31%     3.07%    4.54%    4.65%      5.10%
Total expenses                                              2.60%      2.67%     2.35%    2.36%    2.71%      2.25%
Expenses after expense reimbursement or fee
waiver and reduction to custodian expenses                  1.87%      1.87%     1.82%    1.92%    2.26%      1.81%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       10%        20%       47%      36%      89%         0%
1. For the period from September 27, 1999 (commencement of operations) to October 31, 1999. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 17 | OPPENHEIMER CAPITAL PRESERVATION FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

                                                           SIX MONTHS                             YEAR
                                                                ENDED                            ENDED
                                                       APRIL 30, 2004                         OCT. 31,
CLASS N                                                   (UNAUDITED)       2003       2002      2001 1
--------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.00   $  10.00   $  10.00     $10.00
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                             .12        .23        .45        .38
Net realized and unrealized gain (loss)                          (.02)        --        .07         -- 2
                                                             -------------------------------------------
Total from investment operations                                  .10        .23        .52        .38
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             (.10)      (.23)      (.42)      (.36)
Distributions from net realized gain                               -- 2       --         --         --
Tax return of capital distribution                                 --         --       (.10)      (.02)
                                                             -------------------------------------------
Total dividends and/or distributions to shareholders             (.10)      (.23)      (.52)      (.38)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.00   $  10.00   $  10.00     $10.00
                                                             ===========================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                               0.98%      2.37%      5.29%      3.88%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $226,551   $219,590   $118,829     $7,311
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $222,032   $180,665   $ 63,485     $3,002
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                            2.37%      2.16%      3.86%      5.18%
Total expenses                                                   1.46%      1.45%      1.52%      1.64%
Expenses after expense reimbursement or fee waiver
and reduction to custodian expenses                              1.01%      1.01%      0.99%      1.20%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            10%        20%        47%        36%
1. For the period from March 1, 2001 (inception of offering) to October 31, 2001. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 18 | OPPENHEIMER CAPITAL PRESERVATION FUND

                                                      SIX MONTHS                                            YEAR
                                                           ENDED                                           ENDED
                                                  APRIL 30, 2004                                        OCT. 31,
CLASS Y                                              (UNAUDITED)      2003     2002     2001     2000      1999 1
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.00    $10.00   $10.00   $10.00   $10.00     $10.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .19       .39      .41      .58      .59        .06
Net realized and unrealized gain (loss)                     (.07)     (.08)     .11      .03      .03         --
                                                         --------------------------------------------------------
Total from investment operations                             .12       .31      .52      .61      .62        .06
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.12)     (.31)    (.42)    (.58)    (.62)      (.06)
Distributions from net realized gain                          -- 2      --       --       --       --         --
Tax return of capital distribution                            --        --     (.10)    (.03)      --         --
                                                         --------------------------------------------------------
Total dividends and/or distributions to
shareholders                                                (.12)     (.31)    (.52)    (.61)    (.62)      (.06)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 10.00    $10.00   $10.00   $10.00   $10.00     $10.00
                                                         ========================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          1.24%     3.15%    5.35%    6.25%    6.43%      0.57%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $   328    $  725   $    2   $    2   $    1     $    1
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $   586    $  368   $    2   $    2   $    1     $    1
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       2.95%     2.53%    4.13%    5.73%    5.88%      6.19%
Total expenses                                              0.95%     0.96%   67.64%   43.02%    1.71%      1.15%
Expenses after expense reimbursement or fee
waiver and reduction to custodian expenses                  0.50%     0.52%    1.09%    0.82%    1.26%      0.72%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       10%       20%      47%      36%      89%         0%
1. For the period from September 27, 1999 (commencement of operations) to October 31, 1999. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 19 | OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Unaudited -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Preservation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund&#146;s investment objective is to seek high current income while seeking to maintain a stable value per share. The Fund&#146;s investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are offered solely to participant-directed qualified retirement plans and 403(b)(7) Custodial Plans meeting specified criteria (the Plans). Plan participant purchases of Fund shares are handled in accordance with each Plan&#146;s specific provisions. Plan participants should contact their Plan administrator for details concerning how they may purchase shares of the Fund.

The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold with a front-end sales charge of 3.50%, and reduced for larger purchases. Class B, Class C and Class N shares are offered without a front-end sales charge, but may be subject to a contingent deferred-sales charge (CDSC) if redeemed within 5 years or 12 months or 18 months, respectively, of purchase. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are offered without front-end and contingent-deferred sales charges. Class Y shares are only available for plans that have special arrangements with OppenheimerFunds Distributor, Inc. (the Distributor). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) on less than 12 months prior notice. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

WRAPPER AGREEMENT. The Fund will, under normal circumstances, enter into wrapper agreements with insurance companies and banks. If an insurance wrap contract or a synthetic Guaranteed Investment Contract, collectively, &#147;wrapper agreement&#148; obligates the contract provider to maintain the book value of all or a portion of the Fund&#146;s investments up to a specified maximum dollar amount, such contract will be valued at its fair value. The book value of the covered assets is the price the Fund paid for such securities plus interest on those assets accrued at a rate calculated pursuant to a formula specified in the wrapper agreement (&#147;crediting rate&#148;). The crediting rate is normally reset monthly. However, if there is a significant event, such as a material change in interest rates, the crediting rate may be reset more frequently. The fair value of the contract generally will be equal to the difference between the book value and the market value of the Fund&#146;s

20 | OPPENHEIMER CAPITAL PRESERVATION FUND

portfolio investments subject to the contract. If the market value of the Fund&#146;s portfolio investments is greater than its Book Value, the contract value will be reflected as a liability of the Fund in the amount of the difference, i.e. a negative value. If the market value of the Fund&#146;s portfolio investments is less than its Book Value, the contract value will be reflected as an asset of the Fund in the amount of the difference, i.e. a positive value, reflecting the potential liability of the contract provider to the Fund. In performing its fair value determination, the Board of Trustees will take into consideration the creditworthiness of the contract provider and the ability and willingness of the contract provider to pay amounts under the contract. As of April 30, 2004, the Fund has entered into one wrapper agreement, with the Bank of America, NA. Total fees paid for the six months ended April 30, 2004, to Bank of America, NA, for this agreement were $284,597.

The staff of the Securities and Exchange Commission (SEC) has inquired of registered &#147;stable value&#148; mutual funds, including this Fund, as to the valuation methodology used by such funds to value their wrapper agreements. At the present time, the Fund has not received any indication whether or when the SEC will take any action as a result of their review of this matter. If the SEC determines that the valuation method currently used by &#147;stable value&#148; mutual funds is no longer acceptable, the Fund may be required to use a different accounting methodology under which the fair value of the Fund&#146;s wrapper agreements could fluctuate daily, and if that were to occur, the Fund would probably not be able to maintain a stable net asset value per share. As a result, the Fund&#146;s net asset value could be greater or less than $10 per share on a daily basis.

--------------------------------------------------------------------------------

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. The Fund will, under normal circumstances, invest in Class Y shares of Oppenheimer Limited-Term Government Fund, Oppenheimer Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund, and in shares of Oppenheimer Money Market Fund, Inc. (collectively referred to as the &#147;underlying funds&#148;). The net asset values of the underlying funds are determined as of the close of the New York Stock Exchange, on each day the Exchange is open for trading.

The Fund may invest in certain portfolio securities, as described in the Fund&#146;s prospectus. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund&#146;s assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund&#146;s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund&#146;s assets are valued but after the close of their respective foreign exchanges will be fair

21 | OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Unaudited / Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value). --------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

As of April 30, 2004, the Fund had no estimated unused capital loss carryforward available for federal income tax purposes.

--------------------------------------------------------------------------------

TRUSTEES&#146; COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund&#146;s independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2004, the Fund&#146;s projected benefit obligations were increased by $3,677 and payments of $1,186 were made to retired trustees, resulting in an accumulated liability of $12,707 as of April 30, 2004.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund does purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of &#147;Other&#148; within the asset section of the Statement of Assets and Liabilities. Deferral of trustees&#146; fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund&#146;s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

22 | OPPENHEIMER CAPITAL PRESERVATION FUND --------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Board of Trustees, in an effort to maintain a stable net asset value per share in the event of an additional distribution, may declare, effective on the ex-dividend date of an additional distribution, a reverse split of the shares of the Fund in an amount that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid. Also, in an effort to maintain a stable net asset value per share, the Fund may distribute return of capital dividends. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------- EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund. -------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund&#146;s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23 | OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Unaudited / Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           SIX MONTHS ENDED APRIL 30, 2004    YEAR ENDED OCTOBER 31, 2003
                                     SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------

CLASS A
Sold                              2,367,429   $ 23,674,293       5,635,142   $ 56,351,417
Dividends and/or
distributions reinvested             89,586        895,868         197,233      1,972,335
Redeemed                         (2,423,291)   (24,232,917)     (4,217,576)   (42,175,764)
                                 ---------------------------------------------------------
Net increase                         33,724   $    337,244       1,614,799   $ 16,147,988
                                 =========================================================

------------------------------------------------------------------------------------------
CLASS B
Sold                                325,057   $  3,250,570         788,002   $  7,880,026
Dividends and/or
distributions reinvested              5,820         58,204          10,502        105,024
Redeemed                           (224,348)    (2,243,483)       (320,322)    (3,203,232)
                                 ---------------------------------------------------------
Net increase                        106,529   $  1,065,291         478,182   $  4,781,818
                                 =========================================================

------------------------------------------------------------------------------------------
CLASS C
Sold                              1,004,876   $ 10,048,755       2,013,047   $ 20,130,482
Dividends and/or
distributions reinvested             14,800        148,007          24,997        249,971
Redeemed                           (662,999)    (6,629,994)       (841,543)    (8,415,435)
                                 ---------------------------------------------------------
Net increase                        356,677   $  3,566,768       1,196,501   $ 11,965,018
                                 =========================================================

------------------------------------------------------------------------------------------
CLASS N
Sold                              6,039,498   $ 60,394,978      18,082,527   $180,825,268
Dividends and/or
distributions reinvested            215,458      2,154,583         394,329      3,943,292
Redeemed                         (5,559,057)   (55,590,576)     (8,397,603)   (83,976,032)
                                 ---------------------------------------------------------
Net increase                        695,899   $  6,958,985      10,079,253   $100,792,528
                                 =========================================================

------------------------------------------------------------------------------------------
CLASS Y
Sold                                    944   $      9,440          71,476   $    714,766
Dividends and/or
distributions reinvested                724          7,243             766          7,662
Redeemed                            (41,312)      (413,123)             --             --
                                 ---------------------------------------------------------
Net increase (decrease)             (39,644)  $   (396,440)         72,242   $    722,428
                                 =========================================================
-------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2004, were $46,356,274 and $34,324,256, respectively.

24 | OPPENHEIMER CAPITAL PRESERVATION FUND -------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The management fees payable by the Fund are reduced by the management fees paid by the underlying Oppenheimer funds on assets representing investments by the Fund in shares of those underlying funds. That is done so that shareholders of the Fund do not pay direct and indirect management fees in excess of 0.75%.

--------------------------------------------------------------------------------

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended April 30, 2004, the Fund paid $541,778 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

-------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. --------------------------------------------------------------------------------

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of

25 | OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Unaudited / Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor&#146;s aggregate uncompensated expenses under the plan at April 30, 2004 for Class B, Class C and Class N shares were $305,164, $404,805 and $899,579, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

SALES CHARGES. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                      CLASS A         CLASS B         CLASS C         CLASS N
                      CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                    FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
SIX MONTHS        RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
ENDED             DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
---------------------------------------------------------------------------------------------

April 30, 2004           $126          $6,136         $28,937         $11,295         $94,648
-------------------------------------------------------------------------------- 5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

26 | OPPENHEIMER CAPITAL PRESERVATION FUND

Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of April 30, 2004, the Fund had outstanding futures contracts as follows:

                                                                           UNREALIZED
                            EXPIRATION   NUMBER OF   VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION             DATES   CONTRACTS    APRIL 30, 2004   (DEPRECIATION)
-------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Treasury Nts., 2 yr.      6/30/04           6        $1,275,281        $ (9,772)
                                                                            ---------
CONTRACTS TO SELL
U.S. Treasury Nts., 5 yr.      6/21/04          23         2,528,563          54,359
U.S. Treasury Nts., 10 yr.     6/21/04          27         2,983,500          68,664
                                                                            ---------
                                                                             123,023
                                                                            ---------
                                                                            $113,251
                                                                            =========
-------------------------------------------------------------------------------- 6. ILLIQUID OR RESTRICTED SECURITIES

As of April 30, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. A Wrapper Agreement is considered to be an illiquid security. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities.

-------------------------------------------------------------------------------- 7. BORROWING AND LENDING ARRANGEMENTS

The Fund entered into an &#147;interfund borrowing and lending arrangement&#148; with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC&#146;s order requires the Fund&#146;s Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under

27 | OPPENHEIMER CAPITAL PRESERVATION FUND NOTES TO FINANCIAL STATEMENTS Unaudited / Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 7. BORROWING AND LENDING ARRANGEMENTS Continued

the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund&#146;s Board of Trustees, based upon a recommendation by the Manager. The Fund&#146;s borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day&#146;s notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.

The Fund had no interfund borrowings or loans outstanding during the six months ended or at April 30, 2004.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES Unaudited -------------------------------------------------------------------------------- --------------------------------------------------------------------------------

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (&#147;portfolio proxies&#148;) held by the Fund. A description of the Fund&#146;s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund&#146;s website at www.oppenheimerfunds.com, and (iii) on the SEC&#146;s website at WWW.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund&#146;s Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC&#146;s website at www.sec.gov.

28 | OPPENHEIMER CAPITAL PRESERVATION FUND Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant&#146;s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an &#147;audit committee financial expert,&#148; whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5. Not applicable Item 6. Schedule of Investments Not applicable Item 7. Not applicable Item 8. Not applicable Item 9. Submission of Matters to a Vote of Security Holders

The Board is responsible for approving nominees for election as trustees. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The Audit Committee charter describes the responsibilities of the Committee in nominating candidates for election as independent Trustees of the Registrant. The Registrant&#146;s Board has adopted a written charter for the Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at www.oppenheimerfunds.com.

&nbsp;&nbsp;&nbsp;&nbsp;&nbsp;&nbsp;&nbsp;&nbsp;Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including Board members affiliated with the Registrant&#146;s investment advisors. The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the Board of Trustees of the named Registrant, c/o the Secretary of the Registrant.

The Committee&#146;s process for identifying and evaluating nominees for trustees includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate&#146;s professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board&#146;s composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Item 10. Controls and Procedures (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of April 30, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission. (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting. Item 11. Exhibits. (a) Exhibit attached hereto. (Attach code of ethics as exhibit) (b) Exhibits attached hereto. (Attach certifications as exhibits)
Pro Forma Combining Statements of Assets and Liabilities September 30, 2004 (Unaudited) Oppenheimer Cash Reserves Fund and Oppenheimer Capital Preservation Fund

                                                                                                                          Pro Forma
                                                                                   Oppenheimer                             Combined
                                                                  Oppenheimer          Capital                          Oppenheimer
                                                                Cash Reserves     Preservation       ProForma         Cash Reserves
                                                                         Fund             Fund    Adjustments                  Fund
                                                             -----------------------------------------------------------------------
ASSETS:

Investments, at value (cost * )                                  $755,055,182     $394,378,307                       $1,149,433,489
Cash                                                                1,775,493          194,177                           $1,969,670
Receivables:
   Interest, dividends and principal paydowns                         417,246          807,327                           $1,224,573
   Shares of beneficial interest or capital stock sold                      -          122,593                             $122,593
Other                                                                 582,462           30,578                             $613,040
                                                             -----------------------------------------------------------------------
  Total assets                                                   $757,830,383     $395,532,982                        1,153,363,365
                                                             -----------------------------------------------------------------------
LIABILITIES:                                                  .
Payables and other liabilities:
   Wrapper agreement                                                        -        6,015,521                            6,015,521
   Dividends                                                          129,420          417,318                              546,738
   Shares of beneficial interest or capital stock redeemed            855,256          228,657                            1,083,913
   Wrapper fee payable                                                      -          161,494                              161,494
   Custodian fees                                                       2,457            2,739                                5,196
   Trustees' and Directors' fees                                        1,851           18,101                               19,952
   Distributions and service plan fees                                230,467          239,155                              469,622
   Shareholder reports                                                154,253           38,464                              192,717
   Transfer and shareholder servicing agent fees                      283,566           76,595                              360,161
   Other                                                               26,372           43,695                               70,067
                                                             -----------------------------------------------------------------------
      Total liabilities                                             1,683,642        7,241,739              -             8,925,381
                                                             -----------------------------------------------------------------------
NET ASSETS                                                       $756,146,741     $388,291,243              -        $1,144,437,984
                                                             =======================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    386,907,707   (386,907,707)(1)(2)              -
Par value of shares of capital stock                                  756,858                -        386,908 (1)(2)      1,143,766
Additional paid-in capital                                        755,386,805                -    386,520,799 (1)(2)  1,141,907,604
Undistributed net investment income                                         -        2,286,260                            2,286,260
Accumulated net realized gain from investments and                      3,078                                                 3,078
   foreign currency transactions                                            -        4,507,718                            4,507,718
Net unrealized appreciation on investments and translation
   of assets and liabilities denominated in foreign currencies              -       (5,410,442)                          (5,410,442)
                                                             -----------------------------------------------------------------------
NET ASSETS                                                       $756,146,741     $388,291,243              -        $1,144,437,984
                                                             =======================================================================

Pro Forma Combining Statements of Assets and Liabilities September 30, 2004 (Unaudited)
Oppenheimer Cash Reserves Fund and Oppenheimer Capital Preservation Fund
                                                                                                                          Pro Forma
                                                                                   Oppenheimer                             Combined
                                                                  Oppenheimer          Capital                          Oppenheimer
                                                                Cash Reserves     Preservation       ProForma         Cash Reserves
                                                                         Fund             Fund    Adjustments                  Fund
                                                             -----------------------------------------------------------------------

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $388,627,941, $99,059,407, and $487,687,348 and
388,634,425, 9,905,365, and 487,693,832 shares of beneficial interest or capital shares outstanding for Oppenheimer Cash
Reserves Fund, Oppenheimer Capital Preservation Fund and
combined Oppenheimer Cash Reserves, respectively)                       $1.00           $10.00                                $1.00

Maximum offering price per share (net asset value plus sales charge of 3.50% for Oppenheimer Capital Preservation, of
offering price)                                                         $1.00           $10.36                                $1.00

Class B Shares:
Net asset value and redemption price per share (based on net assets of $205,412,375, $11,394,641, and $216,807,016 and
205,370,414, 1,139,699 and 487,693,832 shares of beneficial
interest or capital shares outstanding for Oppenheimer Cash
Reserves Fund, Oppenheimer Capital Preservation Fund and
combined Oppenheimer Cash Reserves, respectively)                       $1.00           $10.00                                $1.00

Class C Shares:
Net asset value and redemption price per share (based on net assets of $102,302,195, $3,098,367, and $133,270,321 and
102,290,462, 3,098,367 and 133,270,321 shares of beneficial
interest or capital shares outstanding for Oppenheimer Cash
Reserves Fund, Oppenheimer Capital Preservation Fund and
combined Oppenheimer Cash Reserves, respectively)                       $1.00           $10.00                                $1.00

Class N Shares:
Net asset value and redemption price per share (based on net assets of $59,804,230, $24,648,426, and $306,316,010 and
59,803,233, 24,648,426 and 306,315,013 shares of beneficial
interest or capital shares outstanding for Oppenheimer Cash
Reserves Fund, Oppenheimer Capital Preservation Fund and
combined Oppenheimer Cash Reserves, respectively)                       $1.00           $10.00                                $1.00

*Cost                                                            $755,055,182     $393,773,228                       $1,148,828,410
(1) Oppenheimer Capital Preservation Fund Class A shares will be exchanged for Oppenheimer Cash Reserves Fund Class A shares. Oppenheimer Capital Preservation Fund Class B shares will be exchanged for Oppenheimer Cash Reserves Fund Class B shares.
 	Oppenheimer Capital Preservation Fund Class C shares will be exchanged for Oppenheimer Cash Reserves Fund Class C shares. Oppenheimer Capital Preservation Fund Class N shares will be exchanged for Oppenheimer Cash Reserves Fund Class N shares.

(2) Represents the conversion from par value shares to no par value shares.

Pro Forma Combining Statements of Operations For The Year Ended September 30, 2004 (Unaudited)
Oppenheimer Cash Reserves Fund and Oppenheimer Capital Preservation Fund
                                                                                                                          Pro Forma
                                                                                   Oppenheimer                             Combined
                                                                  Oppenheimer          Capital                          Oppenheimer
                                                                Cash Reserves     Preservation       ProForma         Cash Reserves
                                                                         Fund             Fund    Adjustments                  Fund
                                                             -----------------------------------------------------------------------
INVESTMENT INCOME:

Interest                                                           $9,535,737          $37,977                           $9,573,714
Dividends from Affiliated Companies                                         -       12,081,087                           12,081,087
                                                             -----------------------------------------------------------------------
   Total income                                                     9,535,737       12,119,064                           21,654,801
                                                             -----------------------------------------------------------------------
EXPENSES:
Management fees                                                     3,669,715        2,677,591     (1,144,557)  (1)       5,202,749
Distribution and service plan fees:
Class A                                                               770,256          240,763                            1,011,019
Class B                                                             1,154,362          107,503                            1,261,865
Class C                                                               473,425          274,301                              747,726
Class N                                                               280,687          569,861                              850,548
Transfer and shareholder servicing agent fees
Class A                                                             1,832,400          381,783         34,612   (2)       2,248,795
Class B                                                               700,469           69,904          6,440   (2)         776,813
Class C                                                               336,163          169,453         16,932   (2)         522,548
Class N                                                               207,093          635,595         64,828   (2)         907,516
Class Y                                                                                     77                                   77
Wrapper Fees                                                                -          597,302       (597,302)  (3)               -
Shareholder reports                                                                                                               -
Class A                                                               181,840           11,223          1,269   (5)         194,332
Class B                                                                50,367            7,051           (759)  (5)          56,659
Class C                                                                18,840           12,727         (2,688)  (5)          28,879
Class N                                                                 3,308              575         (1,667)  (5)           2,216
Custodian fees and expenses                                             7,531           10,176                               17,707
Legal and auditing fees                                                21,196           56,577        (20,000)  (4)          57,773
Insurance expenses                                                      6,177            5,861         (5,861)  (4)           6,177
Trustees' or Directors' fees and expenses                               7,597           17,216        (17,216)  (6)           7,597
Registration and filing fees:                                         224,123              950                              225,073
Other                                                                  40,086           31,399                               71,485
                                                             -----------------------------------------------------------------------
Total Expenses                                                      9,985,634        5,877,888     (1,665,969)           14,197,554
                                                             -----------------------------------------------------------------------
Less management fee waiver                                           (566,402)      (1,633,536)     1,517,025              (682,913)
Less payments and waivers of expenses
Class A                                                              (594,205)         (53,160)                            (647,365)
Class B                                                              (434,472)         (32,588)                            (467,060)
Class C                                                              (204,939)         (75,729)                            (280,668)
Class N                                                              (121,808)               -                             (121,808)
                                                             -----------------------------------------------------------------------
Net Expenses                                                        8,063,808        4,082,876       (148,944)           11,997,740
                                                             -----------------------------------------------------------------------

Pro Forma Combining Statements of Operations For The Year Ended September 30, 2004 (Unaudited)
                                                                                                                          Pro Forma
                                                                                   Oppenheimer                             Combined
                                                                  Oppenheimer          Capital                          Oppenheimer
                                                                Cash Reserves     Preservation       ProForma         Cash Reserves
                                                                         Fund             Fund    Adjustments                  Fund
                                                             -----------------------------------------------------------------------

NET INVESTMENT INCOME                                               1,471,929        8,036,188        148,944             9,657,061
                                                             -----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
   Investments                                                          2,939        5,103,597                            5,106,536
   Closing of futures contracts                                             -            3,187                                3,187
                                                             -----------------------------------------------------------------------
Net realized gain                                                       2,939        5,106,784                            5,109,723
                                                             -----------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
  investments                                                               -       (5,410,442)                          (5,410,442)
                                                             -----------------------------------------------------------------------
Net realized and unrealized gain                                        2,939         (303,658)                            (300,719)
                                                             -----------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                          $1,474,868       $7,732,530       $148,944            $9,356,342
                                                             =======================================================================
(1) Calculated in accordance with the investment advisory agreement of Oppenheimer Cash Reserves Fund (0.50% on the first $250 million of average annual net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, 0.40% of of the average annual net assets over $1 billion). This assumes that the management fee structure had been in place for entire period the entire period. (2) Reflects a per account fee increase from $21.50 per account to $23.50 per account (3) Elimination of expense. (4) Reduction in expenses related to the decreased per report cost from $0.73-$0.96 to $0.11-$0.13 (5) Reduction in expenses related to the transition from the New York Board to the Denver Board. STATEMENT OF INVESTMENTS September 30, 2004 Unaudited

                                                PRINCIPAL AMOUNT                            VALUE
                                               -------------------------------------------------------------------------------------
                                                                OPPENHEIMER                              OPPENHEIMER
                                                OPPENHEIMER        CAPITAL                 OPPENHEIMER      CAPITAL
                                                       CASH   PRESERVATION    COMBINED         CASH      PRESERVATION      COMBINED
                                                   RESERVES           FUND    PROFORMA       RESERVES         FUND         PROFORMA
------------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit - 9.2%
------------------------------------------------------------------------------------------------------------------------------------
Domestic Certificates of Deposit - 4.4%

Citibank NA, 1.67%, 11/23/04                     $10,000,000  $           $ 10,000,000   $ 10,000,000  $             $   10,000,000
M&I Bank, 1.81%, 12/20/04                         10,000,000                10,000,000      9,998,658                     9,998,658
Societe Generale North America, 1.71%,
12/15/04                                           7,000,000                 7,000,000      6,975,063                     6,975,063
Societe Generale, New York, 1.688%,
6/14/05                                     1     20,000,000                20,000,000     19,995,762                    19,995,762
Toronto Dominion Bank, New York, 1.74%,
12/2/04                                            4,000,000                 4,000,000      4,000,000                     4,000,000
                                                                                         -------------------------------------------
                                                                                           50,969,483                    50,969,483

------------------------------------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT - 4.8%
Canadian Imperial Bank of Commerce NY,
1.77%, 6/28/05                              1     20,000,000                20,000,000     19,995,534                    19,995,534
Fortis Bank SA/NV, New York, 1.75%,
12/7/04                                            8,400,000                 8,400,000      8,400,000                     8,400,000
HBOS Treasury Services, 1.51%, 10/14/04            3,500,000                 3,500,000      3,498,092                     3,498,092
HBOS Treasury Services, 1.635%, 11/2/04            5,000,000                 5,000,000      4,992,733                     4,992,733
HBOS Treasury Services, 1.84%, 12/3/04            10,000,000                10,000,000      9,970,950                     9,970,950
HBOS Treasury Services, 1.70%, 12/9/04             1,250,000                 1,250,000      1,245,903                     1,245,903
Nordea Bank Finland plc, New York Branch,
1.765%, 6/29/05                             1      7,000,000                 7,000,000      6,998,170                     6,998,170
                                                                                         -------------------------------------------
                                                                                           55,101,382                    55,101,382
                                                                                         -------------------------------------------
Total Certificates of Deposit (Cost
$106,070,864, Cost $0, Cost $106,070,864)                                                 106,070,864                   106,070,864

------------------------------------------------------------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS - 7.5%
------------------------------------------------------------------------------------------------------------------------------------
AB SPINTAB, 1.71%, 12/8/04                        10,000,000                10,000,000      9,967,700                     9,967,700
AB SPINTAB, 1.82%, 12/13/04                        3,500,000                 3,500,000      3,487,864                     3,487,864
BNP Paribas, New York, 1.743%, 6/22/05      1     10,000,000                10,000,000      9,996,724                     9,996,724
Calyon North America, Inc., 1.84%,
12/17/04                                          10,000,000                10,000,000      9,960,644                     9,960,644
DnB NOR Bank ASA, 1.805%, 12/10/04                10,000,000                10,000,000      9,964,903                     9,964,903
Governor & Co. of the Bank of Ireland,
2.08%, 3/29/05                              2     10,000,000                10,000,000      9,896,578                     9,896,578
Nationwide Building Society, 1.91%,
2/25/05                                           10,000,000                10,000,000      9,922,008                     9,922,008
Nordea North America, Inc., 1.60%,
10/14/04                                           6,000,000                 6,000,000      5,996,533                     5,996,533
St. George Bank Ltd., 1.65%, 11/10/04       2      7,500,000                 7,500,000      7,486,250                     7,486,250
Svenska Handelsbanken NY, 1.72%,
12/20/04                                          10,000,000                10,000,000     10,000,000                    10,000,000
                                                                                         -------------------------------------------
Total Direct Bank Obligations (Cost
$86,679,204, Cost $0, Cost $86,679,204)                                                    86,679,204                    86,679,204

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES - 47.3%
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed - 17.3%
Crown Point Capital Co., 1.85%, 1/21/05     2     10,000,000                10,000,000      9,942,444                     9,942,444
Eiffel Funding LLC, 1.61%, 10/25/04         2      5,750,000                 5,750,000      5,743,828                     5,743,828
Eiffel Funding LLC, 1.68%, 11/18/04         2     10,000,000                10,000,000      9,977,600                     9,977,600
FCAR Owner Trust I, 1.61%, 10/15/04               13,000,000                13,000,000     12,992,047                    12,992,047
FCAR Owner Trust I, 1.61%, 10/18/04                5,000,000                 5,000,000      4,996,199                     4,996,199
FCAR Owner Trust I, 1.74%, 12/14/04                5,000,000                 5,000,000      4,982,117                     4,982,117
GOVCO, Inc., 1.55%, 10/19/04                2      4,300,000                 4,300,000      4,296,668                     4,296,668
GOVCO, Inc., 1.59%, 10/25/04                2     10,000,000                10,000,000      9,989,400                     9,989,400
GOVCO, Inc., 1.65%, 11/3/04                 2      8,000,000                 8,000,000      7,987,900                     7,987,900
Gotham Funding Corp., 1.85%, 10/5/04        2      5,950,000                 5,950,000      5,948,896                     5,948,896
Legacy Capital LLC, 2.02%, 3/4/05           2     12,160,000                12,160,000     12,054,710                    12,054,710
Neptune Funding Corp., 1.59%, 10/22/04      2     10,000,000                10,000,000      9,990,725                     9,990,725
Neptune Funding Corp., 2.04%, 3/7/05        2      7,500,000                 7,500,000      7,433,275                     7,433,275
Neptune Funding Corp., 2.13%, 3/28/05       2     10,000,000                10,000,000      9,891,000                     9,891,000
New Center Asset Trust, 1.75%, 10/7/04            12,000,000                12,000,000     11,996,800                    11,996,800
Perry Global Funding LLC, Series A,
1.55%, 10/21/04                             2      5,000,000                 5,000,000      4,995,694                     4,995,694
Perry Global Funding LLC, Series A,
1.56%, 10/19/04                             2     12,500,000                12,500,000     12,490,250                    12,490,250
Solitaire Funding LLC, 1.935%, 2/15/04      2      5,000,000                 5,000,000      4,963,181                     4,963,181
Thornburg Mortgage Capital Resources,
1.685%, 11/1/04                             2     17,500,000                17,500,000     17,482,799                    17,482,799
Victory Receivables Corp., 1.70%, 10/12/04  2     10,000,000                10,000,000      9,995,264                     9,995,264
Victory Receivables Corp., 1.77%, 12/2/04   2     10,000,000                10,000,000      9,969,517                     9,969,517
Victory Receivables Corp., 1.84%, 10/13/04  2     10,750,000                10,750,000     10,743,407                    10,743,407
                                                                                         -------------------------------------------
                                                                                          178,229,315   20,634,407      198,863,722

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS - 8.4%
Banc of America Securities LLC, 1.86%,
10/1/01                                           15,000,000                15,000,000     15,000,000                    15,000,000
Citigroup Global Markets Holdings, Inc.,
1.78%, 10/18/04                                   10,000,000                10,000,000      9,992,822                     9,992,822
First Clearing LLC, 1.93%, 6/6/05           1     19,000,000                19,000,000     19,000,000                    19,000,000
Goldman Sachs Group, Inc., 1.67%, 10/20/04  3     10,000,000                10,000,000     10,000,000                    10,000,000
Goldman Sachs Group, Inc., 1.68%, 10/18/04  3      3,000,000                 3,000,000      3,000,000                     3,000,000
Lehman Brothers, Inc., 2.13%, 12/15/04      1     18,000,000                18,000,000     18,000,000                    18,000,000
Merrill Lynch & Co., Inc., 2.27%, 6/13/05   1      6,900,000                 6,900,000      6,920,596                     6,920,596
Morgan Stanley, 1.79%, 11/5/04                    15,000,000                15,000,000     14,973,896                    14,973,896
                                                                                         -------------------------------------------
                                                                                           96,887,314                    96,887,314

------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS - 3.9%
Bank of America Corp., 1.60%, 10/26/04             10,000,000               10,000,000      9,988,889                     9,988,889
Bank of America Corp., 1.64%, 11/3/04              10,000,000               10,000,000      9,984,967                     9,984,967
Barclays US Funding Corp., 1.85%, 12/8/04           3,000,000                3,000,000      2,989,517                     2,989,517
Citicorp, 1.745%, 12/3/04                           1,400,000                1,400,000      1,395,725                     1,395,725
HSBC USA, Inc., 1.635%, 11/1/04                    20,000,000               20,000,000     19,971,842                    19,971,842
                                                                                         -------------------------------------------
                                                                                           44,330,940                    44,330,940

------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL FINANCE - 0.9%
Private Export Funding Corp., 1.73%,
12/22/04                                    2     10,000,000                10,000,000      9,960,594                     9,960,594

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 4.0%
General Electric Capital Corp.,
1.80%, 12/9/04                                     8,500,000                 8,500,000      8,472,304                     8,472,304
General Electric Capital Corp.,
1.80%, 12/10/04                                   14,000,000                14,000,000     13,951,000                    13,951,000
Household Finance Corp., 1.51%,
10/8/04                                            7,500,000                 7,500,000      7,497,798                     7,497,798
Household Finance Corp., 1.541%,
10/22/04                                           5,000,000                 5,000,000      4,995,508                     4,995,508
Household Finance Corp., 1.60%,
10/13/04                                          10,000,000                10,000,000      9,994,667                     9,994,667
Prudential Funding LLC, 1.62%,
10/28/04                                           1,000,000                 1,000,000        998,785                       998,785
                                                                                         -------------------------------------------
                                                                                           45,910,062                    45,910,062

------------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 6.1%
ING America Insurance Holdings, Inc.,
1.64%, 11/2/04                                     4,000,000                 4,000,000      3,994,169                     3,994,169
ING America Insurance Holdings, Inc.,
1.72%, 11/29/04                                   10,000,000                10,000,000      9,971,811                     9,971,811
ING America Insurance Holdings, Inc.,
1.74%, 12/13/04                                    7,500,000                 7,500,000      7,473,538                     7,473,538
ING USA Annuity & Life Insurance Co.,
1.789%, 11/17/04                                  10,000,000                10,000,000     10,000,000                    10,000,000
Jackson National Life Global Funding,
Series 2004-6, 1.76%, 10/15/04              1,4    5,000,000                 5,000,000      5,000,000                     5,000,000
Metropolitan Life Global Funding I,
Series 2003-5, 1.80%, 10/15/04              1,3    8,600,000                 8,600,000      8,600,000                     8,600,000
Prudential Insurance Co. of America,
1.65%, 1/31/05                              1     10,000,000                10,000,000     10,000,000                    10,000,000
Security Life of Denver Insurance Co.,
1.75%, 10/27/04                             1     10,000,000                10,000,000     10,000,000                    10,000,000
United of Omaha Life Insurance Co.,
1.75%, 11/17/05                             1,3    5,000,000                 5,000,000      5,000,000                     5,000,000
                                                                                         -------------------------------------------
                                                                                           70,039,518                    70,039,518

------------------------------------------------------------------------------------------------------------------------------------
LEASING & FACTORING - 0.4%
Toyota Motor Credit Corp., 1.64%,
11/4/04                                     2      5,000,000                 5,000,000      4,992,256                     4,992,256

------------------------------------------------------------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL - 6.3%
Blue Spice LLC, 1.54%, 10/12/04             2      6,800,000                 6,800,000      6,796,800                     6,796,800
Cooperative Assn. of Tractor Dealers,
Inc., Series A, 1.70%, 11/29/04                    5,000,000                 5,000,000      4,986,069                     4,986,069
Cooperative Assn. of Tractor Dealers,
Inc., Series A, 1.88%, 12/16/04                    5,100,000                 5,100,000      5,079,759                     5,079,759
Cooperative Assn. of Tractor Dealers,
Inc., Series A, 2.12%, 3/23/05                     4,100,000                 4,100,000      4,058,230                     4,058,230
Cooperative Assn. of Tractor Dealers,
Inc., Series B, 1.60%, 10/19/04                    2,000,000                 2,000,000      1,998,400                     1,998,400
Cooperative Assn. of Tractor Dealers,
Inc., Series B, 1.79%, 12/9/04                     1,000,000                 1,000,000        996,569                       996,569
K2 (USA) LLC, 1.75%, 12/2/04                2     10,000,000                10,000,000      9,970,292                     9,970,292
K2 (USA) LLC, 1.80%, 6/30/05                1,4   13,000,000                13,000,000     12,998,030                    12,998,030
LINKS Finance LLC, 1.73%, 10/15/04          1,4    5,000,000                 5,000,000      5,000,000                     5,000,000
Parkland (USA) LLC, 1.74%, 1/14/05          1,4    5,000,000                 5,000,000      4,999,856                     4,999,856
RACERS Trust, Series 2004-6-MM,
1.828%, 10/22/04                            1,4    2,500,000                 2,500,000      2,500,000                     2,500,000
Sigma Finance, Inc., 1.63%, 10/28/04        2      3,000,000                 3,000,000      2,996,333                     2,996,333
Sigma Finance, Inc., 1.81%, 11/26/04        1,4   10,000,000                10,000,000      9,999,771                     9,999,771
                                                                                         -------------------------------------------
                                                                                           72,380,109                    72,380,109
                                                                                         -------------------------------------------
Total Short-Term Notes (Cost
$522,730,106, Cost $20,638,090,
Combined $543,368,196)                                                                    522,730,106   20,634,407      543,364,513

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 2.6%
------------------------------------------------------------------------------------------------------------------------------------
FNMA Master Credit Facility, 1.77%,
12/1/04                                            10,000,000               10,000,000      9,970,008                     9,970,008
Federal Home Loan Bank, 1.50%, 3/1/05               5,000,000                5,000,000      5,000,000                     5,000,000
Federal National Mortgage Assn., 1.375%,
2/18/05                                             5,000,000                5,000,000      5,000,000                     5,000,000
Federal National Mortgage Assn., 1.55%,
5/4/05                                              5,000,000                5,000,000      5,000,000                     5,000,000
Federal National Mortgage Assn., 1.60%,
5/13/05                                             5,000,000                5,000,000      5,000,000                     5,000,000
                                                                                         -------------------------------------------
Total U.S. Government Agencies
(Cost $29,970,008, Cost $0, Cost
$29,970,008)                                                                               29,970,008                    29,970,008

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX EXEMPT - 0.8%
------------------------------------------------------------------------------------------------------------------------------------
AL Housing Finance Authority Revenue
Refunding Bonds, 1.90%, 10/6/04 (Cost
$9,355,000, Cost $0, Combined $9,355,000)   1       9,355,000                9,355,000      9,355,000                     9,355,000

                                                       SHARES
------------------------------------------------------------------------------------------------------------------------------------
Investments in Affliliated Companies - 31.3%
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS - 22.4%
Oppenheimer Bond Fund, Cl. Y                               --   3,134,211     3,134,211            --   32,783,850       32,783,850
Oppenheimer Limited-Term Government Fund,
Cl. Y                                                      --  22,103,740    22,103,740            --  224,795,032      224,795,032
                                                                                         -------------------------------------------
                                                                                                   --  257,578,882      257,578,882

------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND - 8.9%
Oppenheimer Money Market Fund, Inc.                        --  102,279,018  102,279,018            --  102,279,018      102,279,018
                                                                                          ------------------------------------------
Total Investments in Affiliated Companies
(Cost $0, Cost $359,249,138,
Combined $359,249,138)                                                                             --  359,857,900      359,857,900

                                                                PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.2%
------------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.125% in joint
repurchase agreement (Principal Amount/
Value $200,000,000, with a maturity value
of $200,010,500) with Bear Stearns & Co.,
Inc., 1.89%, dated 9/30/04, to be
repurchased at $250,013 on 10/1/04,
collateralized by Federal National
Mortgage Assn., 5%--5.50%, 7/1/33--9/1/34,
with a value of $205,464,103
(Cost $250,000)                                       250,000                   250,000       250,000                       250,000
------------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 1.903% in joint
repurchase agreement (Principal Amount/
Value $729,739,000, with a maturity value
of $729,775,487) with UBS Warburg LLC,
1.80%, dated 9/30/04, to be repurchased
at $13,886,694 on 10/1/04, collateralized
by Federal National Mortgage Assn., 5%,
3/1/34, with a value of $745,857,878
(Cost $13,886,000)                                         --   13,886,000   13,886,000            --    13,886,000      13,886,000
                                                                                         -------------------------------------------

Total Repurchase Agreements (Cost $250,000,
Cost $13,886,000, Combined $14,136,000)                                                       250,000    13,886,000      14,136,000

                                                ------------------------------------------------------------------------------------
Total Investments, at Value (Cost
$755,055,182, Cost $393,773,228,
Combined $1,148,828,410)                             99.9%         100.0%        99.9%    755,055,182   394,378,307   1,149,433,489
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                       0.1            0.0          0.1       1,091,559    (6,087,064)     (4,995,505)
                                                ------------------------------------------------------------------------------------
Net Assets                                          100.0%         100.0%       100.0%   $756,146,741  $388,291,243  $1,144,437,984
                                                ====================================================================================
1. Represents the current interest rate for a variable or increasing rate security. 2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $195,361,254 or 25.84%, $20,634,407 or 5.23% (Combined $215,995,661 or 18.77%) of the Trust's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees. 3. Illiquid or restricted security. 4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $40,497,657 or 5.36%, $0 or 0.00% (Combined $40,497,657 or 3.52%) of the Trust's net assets as of September 30, 2004.
                          OPPENHEIMER CASH RESERVES

                                  FORM N-1A

                                    PART C

                              OTHER INFORMATION

Item 22.  Exhibits
------------------

(a)   (i)   Amended and Restated  Declaration of Trust dated February 2, 2001:
Previously filed with Registrant's  Post-Effective  Amendment No. 20 (9/27/01)
(Reg. No. 33-23223), and incorporated herein by reference.

      (ii)  Amendment No. 1 dated 8/27/02 to Amended and Restated  Declaration of Trust  dated  2/2/01:  Previously  filed with  Registrant's  Post-Effective
Amendment No. 22 (9/23/02) (Reg. No.  33-23223),  and  incorporated  herein by reference.

(b)   By-Laws,  as amended and restated  through October 24, 2000:  Previously filed with  Registrant's  Post-Effective  Amendment No. 20 (9/27/01) (Reg. No.
33-23223), and incorporated herein by reference.

(c)   (i)   Specimen  Class  A  Share   Certificate:   Previously  filed  with
Registrant's  Post-Effective  Amendment  No. 21,  11/26/01,  and  incorporated herein by reference.

(ii)  Specimen Class B Share  Certificate:  Previously filed with Registrant's
Post-Effective   Amendment  No.  21,  11/26/01,  and  incorporated  herein  by reference.

(iii) Specimen Class C Share  Certificate:  Previously filed with Registrant's
Post-Effective   Amendment  No.  21,  11/26/01,  and  incorporated  herein  by reference.

      (iv)  Specimen  Class  N  Share   Certificate:   Previously  filed  with
Registrant's  Post-Effective  Amendment  No. 21,  11/26/01,  and  incorporated herein by reference.

(d)   Investment  Advisory Agreement dated October 22, 1990:  Previously filed with  Registrant's  Post Effective  Amendment No. 3 (2/28/91) and refiled with
Registrant's  Post-Effective Amendment No. 10 (4/25/95),  pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(e)   (i)   General   Distributor's   Agreement   dated   October  13,   1992:
Previously filed with Registrant's Post Effective  Amendment No. 10 (4/25/95),
and incorporated herein by reference.

      (ii)  Form of Dealer Agreement of  OppenheimerFunds  Distributor,  Inc.:
Previously  filed with  Post-Effective  Amendment  No. 45 to the  Registration
Statement of Oppenheimer  High Yield Fund (Reg. No.  2-62076),  10/26/01,  and
incorporated herein by reference.

      (iii) Form of Broker Agreement of  OppenheimerFunds  Distributor,  Inc.:
Previously  filed with  Post-Effective  Amendment  No. 45 to the  Registration
Statement of Oppenheimer  High Yield Fund (Reg. No.  2-62076),  10/26/01,  and
incorporated herein by reference.

      (iv)  Form of Agency Agreement of  OppenheimerFunds  Distributor,  Inc.:
Previously  filed with  Post-Effective  Amendment  No. 45 to the  Registration
Statement of Oppenheimer  High Yield Fund (Reg. No.  2-62076),  10/26/01,  and
incorporated herein by reference.

      (v)   Form  of   Trust   Company   Fund/SERV   Purchase   Agreement   of
OppenheimerFunds   Distributor,  Inc.:  Previously  filed with  Post-Effective
Amendment No. 45 to the Registration  Statement of Oppenheimer High Yield Fund
(Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

      (vi)  Form  of  Trust  Company  Agency  Agreement  of   OppenheimerFunds
Distributor,  Inc.:  Previously filed with Post-Effective  Amendment No. 45 to the Registration  Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/26/01, and incorporated herein by reference.

(f)   Form   of   Deferred    Compensation    Agreement   for    Disinterested
Trustees/Directors:  Previously filed with Post-Effective  Amendment No. 40 to the Registration  Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/27/98, and incorporated herein by reference.

(g)   (i)   Global Custodial Services Agreement dated July 15, 2003 between
Registrant and Citibank, N.A.: Previously filed with Pre-Effective Amendment
No. 1 to the Registration Statement of Oppenheimer International Large Cap
Core Trust (Reg. No. 33-23223), 8/05/03, and incorporated herein by reference.

      (ii)  Amended and Restated  Foreign Custody Manager  Agreement dated May
31, 2001,  as amended July 15, 2003 between  Registrant  and  Citibank,  N.A.:
Previously  filed  with  Pre-Effective  Amendment  No.  1 to the  Registration
Statement of Oppenheimer  Large Cap Core Trust (Reg. No.  33-23223),  8/05/03,
and incorporated herein by reference.

(h)   Not applicable.

(i)   (i)   Opinion  and  Consent  of  Counsel   dated   November   24,  1999:
Previously   filed  with   Registrant's   Post-Effective   Amendment  No.  17,
(11/24/99), and incorporated herein by reference.

      (ii)  Opinion and Consent of Counsel for Class N shares  dated  November
21, 2000: Previously filed with Registrant's  Post-Effective Amendment No. 19,
(11/22/00), and incorporated herein by reference.

(j)   Independent Auditors' Consent: to be filed by amendment.

(k)   Not applicable.

(l)   Not applicable.

(m)   (i)   Amended  and  Restated  Service  Plan and  Agreement  for  Class A
shares dated April 26, 2004:  Previously filed with Registrant's Post-Effective
Amendment No 24, (09/27/04), pursuat to Rule 12b-1 under the Investment Company
Act of 1940 and incorporated herein by reference.

(ii)  Amended and Restated  Distribution  and Service Plan and  Agreement  for
Class B shares dated  February 24, 1998:  Previously  filed with  Registrant's
Post-Effective Amendment No. 15, (11/26/98),  pursuant to Rule 12b-1 under the
Investment Company Act of 1940 and incorporated herein by reference.

(iii) Amended and Restated  Distribution  and Service Plan and  Agreement  for
Class C shares dated February 23, 2004: Previously filed with Registrant's
Post-Effective Amendment No 24, (09/27/04), pursuant to Rule 12b-1 under the
Investment Company Act of 1940 and incorporated herein by reference.

(iv)  Distribution  and Service  Plan and  Agreement  for Class N shares dated
October 24, 2000: Previously filed with Registrant's  Post-Effective Amendment
No. 19,  (11/22/00),  pursuant to Rule 12b-1 under the Investment  Company Act of 1940 and incorporated herein by reference.

(v)   Prototype  Supplemental  Distribution  Assistance Agreement:  Previously
filed with  Registrant's  Post-Effective  Amendment No. 5, (4/30/92),  refiled with  Registrant's  Post-Effective  Amendment No. 10,  (4/25/95),  pursuant to
Item 102 of Regulation S-T, and incorporated herein by reference.

(n)   Oppenheimer  Funds Multiple Class Plan under Rule 18f-3 updated  through
09/15/04:  Previously filed with Registrant's Post-Effective Amendment No 24,
(09/27/04), and incorporated herein by reference.

(o)   Powers  of  Attorneys   for  John  V.  Murphy,   Brian  Wixted  and  all
Trustees/Directors Officer: Previously filed with Registrant's Post-Effective
Amendment No 24, (09/27/04), and incorporated herein by reference.

(p)   Not applicable [the Registrant is a money market fund].

Item 23. - Persons Controlled by or Under Common Control with the Fund
----------------------------------------------------------------------

None.

Item 24. - Indemnification
--------------------------

Reference is made to the provisions of Article Seven of  Registrant's  Amended and Restated  Declaration of Trust filed as Exhibit 22(a) to this Registration
Statement, and incorporated herein by reference.

Insofar as  indemnification  for liabilities  arising under the Securities Act of 1933 may be  permitted to trustees,  officers  and  controlling  persons of
Registrant pursuant to the foregoing  provisions or otherwise,  Registrant has been advised  that in the opinion of the  Securities  and Exchange  Commission such  indemnification  is against public policy as expressed in the Securities
Act of 1933 and is,  therefore,  unenforceable.  In the event that a claim for
indemnification   against  such   liabilities   (other  than  the  payment  by
Registrant of expenses  incurred or paid by a trustee,  officer or controlling person  of  Registrant  in the  successful  defense  of any  action,  suit  or proceeding)  is  asserted  by such  trustee,  officer or  controlling  person,
Registrant  will,  unless in the  opinion of its  counsel  the matter has been
settled  by   controlling   precedent,   submit  to  a  court  of  appropriate
jurisdiction  the  question  whether  such  indemnification  by it is  against public policy as expressed in the  Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 25. - Business and Other Connections of the Investment Adviser
-------------------------------------------------------------------

(a)   OppenheimerFunds,  Inc. is the investment adviser of the Registrant;  it and certain  subsidiaries  and  affiliates  act in the same  capacity to other investment companies,  including without limitation those described in Parts A and B hereof and listed in Item 25(b) below.

(b)   There  is  set  forth  below  information  as  to  any  other  business, profession,  vocation  or  employment  of a  substantial  nature in which each officer and director of  OppenheimerFunds,  Inc. is, or at any time during the past two fiscal  years has been,  engaged  for  his/her  own account or in the capacity of director, officer, employee, partner or trustee.

------------------------------------------------------------------------------
Name and Current Position
with OppenheimerFunds, Inc.  Other Business and  Connections  During the Past
                             Two Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lizbeth Aaron-DiGiovanni     Formerly Vice  President  (April 2000) and First
Vice President               Vice  President  (2003-July  2004) of  Citigroup
                             Global Markets Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Timothy L. Abbuhl,           None
Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert Agan,                  Vice President of  OppenheimerFunds  Distributor,
Vice President                Inc.,  Shareholder Financial Services,  Inc., OFI
                              Private  Investments,  Inc. and Centennial  Asset
                              Management Corporation;  Senior Vice President of
                              Shareholders Services, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Amato,                None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Erik Anderson,               None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Tracey Apostolopoulos,       Assistant  Vice  President  of  OppenheimerFunds
Assistant Vice President     Distributor, Inc.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Janette Aprilante,            Secretary     (since     December    2001)    of:
Vice President & Secretary    OppenheimerFunds  Distributor,  Inc.,  Centennial
                              Asset   Management    Corporation,    Oppenheimer
                              Partnership  Holdings,   Inc.,  Oppenheimer  Real
                              Asset  Management,  Inc.,  Shareholder  Financial
                              Services,  Inc.,  Shareholder Services,  Inc. and
                              OppenheimerFunds   Legacy   Program.    Secretary
                              (since   June   2003)   of:   HarbourView   Asset
                              Management Corporation,  OFI Private Investments,
                              Inc.  and  OFI  Institutional  Asset  Management,
                              Inc.  Assistant  Secretary  (since December 2001)
                              of OFI Trust Company.
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Hany S. Ayad,                None
Assistant Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert Baker,                 None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
John Michael Banta,          None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Joanne Bardell,              None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kevin Baum,                  None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jeff Baumgartner,            None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Connie Bechtolt,             None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lalit K. Behal               Assistant   Secretary   of   HarbourView   Asset
Assistant Vice President     Management Corporation.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kathleen Beichert,           Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Gerald Bellamy,              Assistant  Vice  President of OFI  Institutional
Assistant Vice President     Asset Management, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Erik S. Berg,                None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Rajeev Bhaman,               None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Craig Billings,              None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Mark Binning,                None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Robert J. Bishop,            Treasurer     (since     October     2003)    of
Vice President               OppenheimerFunds     Distributor,    Inc.    and
                             Centennial Asset Management Corporation.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John R. Blomfield,           None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lisa I. Bloomberg,           Formerly  First  Vice  President  and  Associate
Vice  President  & Associate General  Counsel of UBS Financial  Services Inc.
Counsel                      (May 1999-May 2004).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Chad Boll,                   None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Antulio N. Bomfim,           A  senior  economist  with the  Federal  Reserve
Vice President               Board (June 1992-October 2003).
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John C. Bonnell,              Formerly a Portfolio  Manager at Strong Financial
Vice President                Corporation (May 1999-May 2004).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michelle Borre Massick,       None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Boydell,                 None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Bromberg,             None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lowell Scott Brooks,         Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Joan Brunelle,               None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Richard Buckmaster,          None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Paul Burke,                  None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Mark Burns,                  None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jeoffrey Caan,               Formerly  Vice  President  of ABN AMRO NA,  Inc.
Vice President               (June 2002-August 2003).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Catherine Carroll,           None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Debra Casey,                 None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lisa Chaffee,                None
Assistant Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles Chibnik,              None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Brett Clark,                 None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
H.C. Digby Clements,         None
Vice  President:   Rochester
Division
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Peter V. Cocuzza,            None
Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Susan Cornwell,               Vice  President of  Centennial  Asset  Management
Vice President                Corporation,   Shareholder   Financial  Services,
                              Inc. and OppenheimerFunds  Legacy Program; Senior
                              Vice President of Shareholder Services, Inc.
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Scott Cottier,               None
Vice  President:   Rochester
Division
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lauren Coulston,             None
Assistant Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George Curry,                 None.
Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Julie C. Cusker,             None
Assistant Vice President:
Rochester Division
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John Damian,                 None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John M. Davis,               Assistant  Vice  President  of  OppenheimerFunds
Assistant Vice President     Distributor, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Craig P. Dinsell,            None
Executive Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Randall C. Dishmon,          None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Rebecca K. Dolan             None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Steven D. Dombrower,         Senior   Vice    President    of   OFI   Private
Vice President               Investments,    Inc.;    Vice    President    of
                             OppenheimerFunds Distributor, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Thomas Doyle,                None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Bruce C. Dunbar,             None
Senior Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian Dvorak,                 None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Richard Edmiston,            None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Daniel R. Engstrom,          None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
James Robert Erven           None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
George R. Evans,             None
Senior  Vice  President  and
Director  of   International
Equities
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Edward N. Everett,           None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kathy Faber,                 None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
David Falicia,               Assistant   Secretary   (as  of  July  2004)  of
Assistant Vice President     HarbourView Asset Management Corporation.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Scott T. Farrar,             Vice President of OFI Private Investments, Inc.
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Thomas Farrell,              None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Emmanuel Ferreira,           Formerly  a  portfolio   manager   with  Lashire
Vice President               Investments (July 1999-December 2002).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ronald H. Fielding,          Vice President of OppenheimerFunds  Distributor,
Senior Vice President;       Inc.;  Director of ICI Mutual Insurance Company;
Chairman  of  the  Rochester Governor of St. John's College;  Chairman of the
Division                     Board of  Directors of  International  Museum of
                             Photography at George Eastman House.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Brian Finley,                None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John E. Forrest,             Senior  Vice   President   of   OppenheimerFunds
Senior Vice President        Distributor, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jordan Hayes Foster,         Vice  President  of  OFI   Institutional   Asset
Vice President               Management, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
David Foxhoven,              Assistant  Vice  President  of  OppenheimerFunds
Vice President               Legacy Program.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Colleen M. Franca,           None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Dominic Freud,               Formerly,   a  Partner   and   European   Equity
Vice President               Portfolio  manager  at SLS  Management  (January
                             2002-February 2003).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Dan Gagliardo,               None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Hazem Gamal,                 None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Dan P. Gangemi,              None
Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Seth Gelman,
Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Subrata Ghose,               None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Charles W. Gilbert,          None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Alan C. Gilston,             None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jill E. Glazerman,           None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Bejamin J. Gord,             Vice President of HarbourView  Asset  Management
Vice President               Corporation  and  of  OFI  Institutional   Asset
                             Management, Inc..
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Laura Granger,               None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Robert B. Grill,             None
Senior Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Robert Haley,                None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Marilyn Hall,                None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kelly Haney,                 None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Steve Hauenstein,            None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Thomas B. Hayes,             None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Dennis Hess,                 None
Assistant Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph Higgins,               Vice   President  of  OFI   Institutional   Asset
Vice President                Management, Inc.
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Dorothy F. Hirshman,         None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Daniel Hoelscher,            None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Edward Hrybenko,             Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Scott T. Huebl,              Assistant  Vice  President  of  OppenheimerFunds
Vice President               Legacy Program.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Margaret Hui,                None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John Huttlin,                Senior   Vice   President   (Director   of   the
Vice President               International  Division) (since January 2004) of
                             OFI  Institutional   Asset   Management,   Inc.;
                             Director  (since June 2003) of  OppenheimerFunds
                             (Asia) Limited
------------------------------------------------------------------------------
------------------------------------------------------------------------------
James G. Hyland,             None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Steve P. Ilnitzki,           Vice President of OppenheimerFunds  Distributor,
Senior Vice President        Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kelly Bridget Ireland,       Vice   President   (since   January   2004)   of
Vice President               OppenheimerFunds   Distributor  Inc.   Formerly,
                             Director  of INVESCO  Distributors  Inc.  (April
                             2000-December 2003).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kathleen T. Ives,            Vice   President  and  Assistant   Secretary  of
Vice    President,    Senior OppenheimerFunds     Distributor,    Inc.    and
Counsel    and     Assistant Shareholder Services,  Inc.; Assistant Secretary
Secretary                    of  Centennial  Asset  Management   Corporation,
                             OppenheimerFunds  Legacy Program and Shareholder
                             Financial Services, Inc.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Jaume,                Senior  Vice  President  of   HarbourView   Asset
Vice President                Management   Corporation  and  OFI  Institutional
                              Asset  Management,  Inc.;  Director  of OFI Trust
                              Company.
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Frank V. Jennings,           None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John Jennings,               None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John Michael Johnson,        None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Charles Kandilis,            None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jennifer E. Kane,            None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lynn O. Keeshan,             Assistant Treasurer of  OppenheimerFunds  Legacy
Senior Vice President        Program
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Thomas W. Keffer,            None
Senior Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Cristina J. Keller,          Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Michael Keogh,               Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Martin S. Korn,
Senior Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
James Kourkoulakos,          None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Brian Kramer,                None
Assistant Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul Kunz,                    None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa Lamentino,               None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John W. Land,                 Formerly  Human  Resources   Manager  at  Goldman
Assistant Vice President      Sachs (October 2000-July 2004).
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Tracey Lange,                Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John Latino,                 None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kristina Lawrence,           Formerly    Assistant    Vice    President    of
Vice President               OppenheimerFunds,   Inc.  (November   2002-March
                             2004).
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Guy E. Leaf,                  None
Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gayle Leavitt,                None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Christopher M. Leavy,        None
Senior Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Dina C. Lee,                 Formerly   (until   December   2003)   Assistant
Assistant Vice President &   Secretary of OppenheimerFunds Legacy Program.
Assistant Counsel
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Randy Legg,                  Formerly   an   associate   with   Dechert   LLP
Assistant  Vice  President & (September 1998-January 2004).
Assistant Counsel
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Laura Leitzinger,            Senior Vice President of  Shareholder  Services,
Vice President               Inc.;  Vice President of  Shareholder  Financial
                             Services, Inc.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Justin Leverenz,              Formerly,   a   research/technology   analyst  at
Vice President                Goldman Sachs, Taiwan (May 2002-May 2004)
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Michael S. Levine,           None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Gang Li,                     None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shanquan Li,                 None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Mitchell J. Lindauer,        None
Vice  President  & Assistant
General Counsel
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Bill Linden,                 None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Malissa B. Lischin,          Assistant  Vice  President  of  OppenheimerFunds
Assistant Vice President     Distributor, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
David P. Lolli,              None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Daniel G. Loughran           None
Vice  President:   Rochester
Division
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Patricia Lovett,             Vice   President   of   Shareholder    Financial
Vice President               Services,  Inc.  and Senior  Vice  President  of
                             Shareholder Services, Inc.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dongyan Ma,                   Formerly  an  Assistant   Vice   President   with
Assistant Vice President      Standish   Mellon   Asset   Management   (October
                              2001-October 2003).
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Steve Macchia,               None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Mark Madden,                 Formerly a Managing  Director,  Global  Emerging
Vice President               Markets  Team at Pioneer  Investments  (November
                             2000-August 2004).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Michael Magee,               Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kathleen Mandzij,             Formerly   Marketing   Manager   -  Sales   Force
Assistant Vice President      Marketing     (March     2003-June    2004)    of
                              OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jerry Mandzij,                None
Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Angelo G. Manioudakis        Senior  Vice  President  of  HarbourView   Asset
Senior Vice President        Management  Corporation and of OFI Institutional
                             Asset  Management,   Inc.   Formerly   Executive
                             Director  and  portfolio   manager  for  Miller,
                             Anderson  &  Sherrerd,   a  division  of  Morgan
                             Stanley     Investment     Management    (August
                             1993-April 2002).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
LuAnn Mascia,                Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Susan Mattisinko,            Assistant  Secretary  (as of  January  2004)  of
Vice  President  & Associate HarbourView   Asset   Management    Corporation,
Counsel                      OppenheimerFunds  Legacy  Program,  OFI  Private
                             Investments,  Inc. and OFI  Institutional  Asset
                             Management,   Inc.   Formerly  an  Associate  at
                             Sidley   Austin  Brown  and  Wood  LLP  (1995  -
                             October 2003).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Elizabeth McCormack,         Vice   President  and  Assistant   Secretary  of
Vice President               HarbourView Asset Management Corporation.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Joseph McGovern,             None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Charles L. McKenzie,         Chairman of the Board and  Director of OFI Trust
Senior Vice President        Company;  Chief  Executive  Officer,  President,
                             Senior   Managing   Director   and  Director  of
                             HarbourView  Asset  Management  Corporation  and
                             OFI  Institutional   Asset   Management,   Inc.;
                             President,  Chairman  and  Director  of  Trinity
                             Investment Management Corporation
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Wayne Miao,                  Formerly an Associate  with Sidley  Austin Brown
Assistant Vice President and & Wood LLP (September 1999 - May 2004).
Assistant Counsel
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Andrew J. Mika,              None
Senior Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Nikolaos D. Monoyios,        None
Senior Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Charles Moon,                Vice President of HarbourView  Asset  Management
Vice President               Corporation  and  of  OFI  Institutional   Asset
                             Management, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John Murphy,                 President    and    Director   of    Oppenheimer
Chairman, President, Chief   Acquisition  Corp. and  Oppenheimer  Partnership
Executive Officer & Director Holdings,  Inc.  Director  of  Centennial  Asset
                             Management     Corporation,     OppenheimerFunds
                             Distributor,    Inc.;   Chairman   Director   of
                             Shareholder   Services,   Inc.  and  Shareholder
                             Financial   Services,    Inc.;   President   and
                             Director  f  OppenheimerFunds   Legacy  Program;
                             Director of OFI Institutional  Asset Management,
                             Inc.,     Trinity     Investment      Management
                             Corporation,  Tremont Capital Management,  Inc.,
                             HarbourView  Asset Management  Corporation,  OFI
                             Private   Investments,   Inc.;   President   and
                             Director of Oppenheimer  Real Asset  Management,
                             Inc.;  Executive Vice President of Massachusetts
                             Mutual Life Insurance  Company;  Director of DLB
                             Acquisition   Corporation;   a  member   of  the
                             Investment   Company    Institute's   Board   of
                             Governors.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Thomas J. Murray,            None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kenneth Nadler,              None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Christina Nasta,             Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jesper Nergaard,              None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Richard Nichols,             None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
William Norman,              None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Matthew O'Donnell,           None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John O'Hare,                 Formerly  Executive Vice President and Portfolio
Vice President               Manager  (June  2000 - August  2003)  at  Geneva
                             Capital Management, Ltd.
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lerae A. Palumbo,             None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
David P. Pellegrino,         None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Allison C. Pells,            None
Assistant Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert H. Pemble,             None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Susan Pergament,             None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Brian Petersen,              None
Assistant Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Marmeline Petion-Midy,
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David Pfeffer,                Senior  Vice  President  of   HarbourView   Asset
Senior Vice President and     Management   Corporation   since  February  2004.
Chief Financial Officer       Formerly,  Director and Chief  Financial  Officer
                              at   Citigroup   Asset    Management    (February
                              2000-February 2004).
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
James F. Phillips,           None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Scott Phillips,
Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gary Pilc,                    None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Peter E. Pisapia,            Formerly,  Associate Counsel at SunAmerica Asset
Assistant Vice President &   Management Corp. (December 2000-December 2002).
Assistant Counsel
------------------------------------------------------------------------------
------------------------------------------------------------------------------
David Poiesz,                Formerly a Senior  Portfolio  Manager at Merrill
Senior Vice President,  Head Lynch (October 2002-May 2004).  Founding partner
of Growth Equity Investments of  RiverRock,   a  hedge  fund  product  (April
                             1999-July 2001).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Raghaw Prasad,               None
Assistant Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David Preuss,                 None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jane C. Putnam,              None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Michael E. Quinn,            None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Julie S. Radtke,             None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Norma J. Rapini,             None
Assistant Vice President:
Rochester Division
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Brian N. Reid,               None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Marc Reinganum,              Formerly  (until  August 2002)  Vaughn  Rauscher
Vice President               Chair in  Financial  Investments  and  Director,
                             Finance   Institute   of   Southern    Methodist
                             University, Texas.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jill Reiter,                 None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kristina Richardson,         None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Claire Ring,                 None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
David Robertson,             Senior  Vice   President   of   OppenheimerFunds
Senior Vice President        Distributor, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Antoinette Rodriguez,        None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Stacey Roode,                None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jeffrey S. Rosen,            None
Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stacy Roth,                   None
Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
James H. Ruff,               President   and  Director  of   OppenheimerFunds
Executive Vice President     Distributor,    Inc.   and   Centennial    Asset
                             Management    Corporation;     Executive    Vice
                             President of OFI Private Investments, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Andrew Ruotolo,              Vice  Chairman,   Treasurer,   Chief   Financial
Executive Vice President     Officer and  Management  Director of Oppenheimer
and Director                 Acquisition  Corp.;  President  and  Director of
                             Shareholder   Services,   Inc.  and  Shareholder
                             Financial  Services,  Inc.;  Director of Trinity
                             Investment  Management  Corporation and Director
                             of OFI Trust Company.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kim Russomanno,              None
Assistant Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Timothy Ryan,                 Formerly   a   research   analyst  in  the  large
Vice President                equities group at Credit Suisse Asset  Management
                              (August 2001-June 2004)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Rohit Sah,                    None
Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Valerie Sanders,             None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Karen Sandler,               None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Rudi Schadt,                 None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ellen P. Schoenfeld,         None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maria Schulte,               None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Scott A. Schwegel,           None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Allan P. Sedmak              None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jennifer L. Sexton,          Senior   Vice    President    of   OFI   Private
Vice President               Investments, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Martha A. Shapiro,           None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Navin Sharma,                None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Bonnie Sherman,              None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
David C. Sitgreaves,         None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Edward James Sivigny         None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Enrique H. Smith,            None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Louis Sortino,               None
Assistant Vice President:
Rochester Division
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Keith J. Spencer,            None
Senior Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Marco Antonio Spinar,        None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Richard A. Stein,            None
Vice  President:   Rochester
Division
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Arthur P. Steinmetz,         Senior  Vice  President  of  HarbourView   Asset
Senior Vice President        Management Corporation.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jennifer Stevens,            None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Gregory J. Stitt,            None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
John P. Stoma,               Senior  Vice   President   of   OppenheimerFunds
Senior Vice President        Distributor, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Michael Stricker,            Vice President of Shareholder Services, Inc.
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Deborah A. Sullivan,         Secretary of OFI Trust Company.
Assistant  Vice  President &
Assistant Counsel
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Mary Sullivan,               None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Michael Sussman,             Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Susan B. Switzer,            None
Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian C. Szilagyi,            Manager of Compliance at Berger  Financial  Group
Assistant Vice President      LLC (May 2001-March 2003);  Director of Financial
                              Reporting   and    Compliance   at   First   Data
                              Corporation (April 2003-June 2004).
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Martin Telles,               Senior  Vice   President   of   OppenheimerFunds
Senior Vice President        Distributor, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Paul Temple,                 None
Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jeaneen Terrio,               None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Vincent Toner,               None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Eamon Tubridy,               None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Keith Tucker,                None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Tane Tyler,                  Formerly Vice  President  and Assistant  General
Vice      President      and Counsel at INVESCO Funds Group, Inc.  (September
Associate Counsel            1991 - December 2003)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Cameron Ullyat,              None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Angela Uttaro,               None
Assistant Vice President:
Rochester Division
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Mark S. Vandehey,            Vice President of OppenheimerFunds  Distributor,
Senior  Vice  President  and Inc.,  Centennial Asset  Management  Corporation
Chief Compliance Officer     and Shareholder  Services,  Inc. Formerly (until
                             March 2004) Vice President of  OppenheimerFunds,
                             Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maureen Van Norstrand,       None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Rene Vecka,                  Formerly   Vice    President   of    Shareholder
Assistant Vice President,    Services, Inc. (September 2000-July 2003).
Rochester Division
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Vincent Vermette,             Vice President of  OppenheimerFunds  Distributor,
Assistant Vice President      Inc.
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Phillip F. Vottiero,         None
Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa Walsh,                   None
Assistant Vice President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Patricia Walters,             None
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Teresa M. Ward,              Vice President of OppenheimerFunds  Distributor,
Vice President               Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Jerry A. Webman,             Senior  Vice  President  of  HarbourView   Asset
Senior Vice President        Management Corporation.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Christopher D. Weiler,       None
Vice  President:   Rochester
Division
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Adam Weiner,
Assistant Vice President
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Barry D. Weiss,              Vice President of HarbourView  Asset  Management
Vice President               Corporation
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Melissa Lynn Weiss,          None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Christine Wells,             None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Joseph J. Welsh,             Vice President of HarbourView  Asset  Management
Vice President               Corporation.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Diederick Wermolder,         Director of OppenheimerFunds  International Ltd.
Senior Vice President        and OppenheimerFunds  plc; Senior Vice President
                             (Managing    Director   of   the   International
                             Division)    of    OFI    Institutional    Asset
                             Management,  Inc.;  Director of OppenheimerFunds
                             (Asia) Limited.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Catherine M. White,          Assistant  Vice  President  of  OppenheimerFunds
Assistant Vice President     Distributor,   Inc.;   member  of  the  American
                             Society of Pension Actuaries (ASPA) since 1995.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annabel Whiting,             None
Assistant Vice President
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William L. Wilby,             None
Senior Vice President and
Senior Investment Officer,
Director of Equities
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Donna M. Winn,               President,  Chief Executive Officer and Director
Senior Vice President        of OFI Private  Investments,  Inc.; Director and
                             President of  OppenheimerFunds  Legacy  Program;
                             Senior  Vice   President   of   OppenheimerFunds
                             Distributor, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Philip Witkower,             Senior  Vice   President   of   OppenheimerFunds
Senior Vice President        Distributor, Inc.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Brian W. Wixted,             Treasurer  of   HarbourView   Asset   Management
Senior Vice President and    Corporation;    OppenheimerFunds   International
Treasurer                    Ltd.,  Oppenheimer  Partnership Holdings,  Inc.,
                             Oppenheimer   Real   Asset   Management,   Inc.,
                             Shareholder    Services,    Inc.,    Shareholder
                             Financial    Services,    Inc.,    OFI   Private
                             Investments,   Inc.,  OFI  Institutional   Asset
                             Management,   Inc.,   OppenheimerFunds  plc  and
                             OppenheimerFunds  Legacy Program;  Treasurer and
                             Chief  Financial  Officer of OFI Trust  Company;
                             Assistant  Treasurer of Oppenheimer  Acquisition
                             Corp.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Carol Wolf,                  Senior  Vice  President  of  HarbourView   Asset
Senior Vice President        Management  Corporation;  serves on the Board of
                             the Colorado Ballet.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Kurt Wolfgruber,             Director of Tremont  Capital  Management,  Inc.,
Executive  Vice   President, HarbourView  Asset  Management  Corporation  and
Chief   Investment   Officer OFI Institutional Asset Management,  Inc. (since
and Director                 June 2003)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Caleb C. Wong,               None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Edward C. Yoensky,           None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Lucy Zachman,                None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Robert G. Zack               General      Counsel     and     Director     of
Executive Vice President and OppenheimerFunds   Distributor,   Inc.;  General
General Counsel              Counsel   of   Centennial    Asset    Management
                             Corporation;  Senior Vice  President and General
                             Counsel   of   HarbourView    Asset   Management
                             Corporation   and   OFI   Institutional    Asset
                             Management,   Inc.;   Senior   Vice   President,
                             General  Counsel  and  Director  of  Shareholder
                             Financial Services,  Inc., Shareholder Services,
                             Inc.,  OFI  Private  Investments,  Inc.  and OFI
                             Trust  Company;  Vice  President and Director of
                             Oppenheimer    Partnership    Holdings,    Inc.;
                             Director    and    Assistant     Secretary    of
                             OppenheimerFunds   plc;  Secretary  and  General
                             Counsel  of   Oppenheimer   Acquisition   Corp.;
                             Director    and    Assistant     Secretary    of
                             OppenheimerFunds  International  Ltd.;  Director
                             of Oppenheimer Real Asset  Management,  Inc. and
                             OppenheimerFunds     (Asia)    Limited);    Vice
                             President of OppenheimerFunds Legacy Program.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Neal A. Zamore,              None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Mark D. Zavanelli,           None
Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Alex Zhou,                   None
Assistant Vice President
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Arthur J. Zimmer,            Senior  Vice  President  (since  April  1999) of
Senior Vice President        HarbourView Asset Management Corporation.
------------------------------------------------------------------------------

Item 26. Principal Underwriter
------------------------------

(a)   OppenheimerFunds   Distributor,   Inc.   is  the   Distributor   of  the
Registrant's  shares.  It is  also  the  Distributor  of  each  of  the  other registered open-end investment companies for which  OppenheimerFunds,  Inc. is the  investment  adviser,  as described  in Part A and B of this  Registration
Statement  and listed in Item 25(b)  above  (except  Oppenheimer  Multi-Sector
Income Trust and Panorama Series Fund, Inc.) and for MassMutual  Institutional
Funds.

(b)   The directors  and officers of the  Registrant's  principal  underwriter are:

--------------------------------------------------------------------------------
Name & Principal               Position & Office         Position and Office
Business Address               with Underwriter          with Registrant
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert Agan(1)                 Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Janette Aprilante(1)           Secretary                 None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James Barker                   Vice President            None
2901B N. Lakewood Avenue
Chicago, IL 60657
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kathleen Beichert(1)           Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert J. Bishop(1)            Treasurer                 None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Douglas S. Blankenship         Vice President            None
17011 Wood Bark Road
Springs, TX 77379
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tracey Blinzler(1)             Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David A Borrelli               Vice President            None
105 Black Calla Ct.
San Ramon, CA 94583
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michelle Brennan(2)            Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
L. Scott Brooks(2)             Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin E. Brosmith              Senior Vice President     None
5 Deer Path
South Natlick, MA 01760
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jeffrey W. Bryan               Vice President            None
1048 Malaga Avenue
Coral Gables, FL 33134
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Patrick Campbell(1)            Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Andrew Chonofsky               Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Melissa Clayton(2)             Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert A. Coli                 Vice President            None
12 White Tail Lane
Bedminster, NJ 07921
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jeffrey D. Damia(2)            Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Davis(2)                  Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stephen J. Demetrovits(2)      Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kristi Diehl(1)                Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph A. DiMauro              Vice President            None
522 Lakeland Avenue
Grosse Pointe, MI 48230
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Steven Dombrower(2)            Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George P. Dougherty            Vice President            None
328 Regency Drive
North Wales, PA 19454
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cliff H. Dunteman              Vice President            None
N 53 27761 Bantry Road
Sussex, WI 53089-45533
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Eiler(2)                  Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kent M. Elwell                 Vice President            None
35 Crown Terrace
Yardley, PA 19067
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gregg A. Everett               Vice President            None
4328 Auston Way
Palm Harbor, FL 34685-4017
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George R. Fahey                Senior Vice President     None
2 Pheasant Drive
Ringoes, NJ 08551
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eric C. Fallon                 Vice President            None
10 Worth Circle
Newton, MA 02458
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph Fernandez               Vice President            None
1717 Richbourg Park Drive
Brentwood, TN 37027
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark J. Ferro(2)               Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ronald H. Fielding(3)          Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eric Fishel                    Vice President            None
3A Lawnwood Place, Apt. 1
Charlestown, MA 02129
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Patrick W. Flynn (1)           Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John E. Forrest(2)             Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John ("J) Fortuna(2)           Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lucio Giliberti                Vice President            None
6 Cyndi Court
Flemington, NJ 08822
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Raquel Granahan(2)             Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ralph Grant                    Senior Vice President     None
10 Boathouse Close
Mt. Pleasant, SC 29464
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael D. Guman               Vice President            None
3913 Pleasant Avenue
Allentown, PA 18103
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin J. Healy(2)              Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Clifford W. Heidinger          Vice President            None
111 Ipswich Road
Boxford, MA 01921
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillipe D. Hemery             Vice President            None
5 Duck Pond Lane
Ramsey, NJ 07446
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin Hennessey                Vice President            None
10206 Emerald Woods Avenue
Orlando, FL 32836
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elyse R. Jurman Herman         Vice President            None
3150 Equestrian Drive
Boca Raton, FL 33496
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wendy G. Hetson                Vice President            None
4 Craig Street
Jericho, NY 11753
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William E. Hortz(2)            Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward Hrybenko(2)             Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Andrew Humble                  Vice President            None
419 Phillips Avenue
Glen Ellyn, IL 60137
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian F. Husch(2)              Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stephen Ilnitzki(2)            Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kathleen T. Ives(1)            Vice President &          Assistant Secretary
                               Assistant Secretary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nivan Jaleeli                  Vice President            None
13622 E. Geronimo Road
Scottsdale, AZ 85259
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eric K. Johnson(1)             Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark D. Johnson                Vice President            None
15792 Scenic Green Court
Chesterfield, MO 63017
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Christina J. Keller(2)         Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian G. Kelly                 Vice President            None
76 Daybreak Road
Southport, CT 06490
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Keogh(2)               Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisa Klassen(1)                Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard Klein                  Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard Knott(1)               Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dean Kopperud(2)               Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brent A. Krantz                Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David T. Kuzia                 Vice President            None
19102 Miranda Circle
Omaha, NE 68130
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tracey Lange(2)                Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Paul R. LeMire(2)              Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eric J. Liberman(2)            Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Malissa Lischin(2)             Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James V. Loehle                Vice President            None
30 Wesley Hill Lane
Warwick, NY 10990
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas Loncar(1)               Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Montana Low                    Vice President            None
1636 N. Wells Street, Apt.
3411
Chicago, IL 60614
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Craig Lyman                    Vice President            None
7578 Massachusetts Pl
Rancho Cucamonga, CA 91730
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John J. Lynch                  Vice President            None
6325 Bryan Parkway
Dallas, TX 75214
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Malik                  Vice President            None
126 Bernard Street
San Francisco, CA 94109
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Steven C. Manns                Vice President            None
1627 N. Hermitage Avenue
Chicago, IL 60622
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Todd A. Marion                 Vice President            None
24 Midland Avenue
Cold Spring Harbor, NY 11724
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LuAnn Mascia(2)                Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sandie Massaro(2)              Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Theresa-Marie Maynier          Vice President            None
2421 Charlotte Drive
Charlotte, NC 28203
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Anthony P. Mazzariello         Vice President            None
8 Fairway Road
Sewickley, PA 15143
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John C. McDonough              Vice President            None
3812 Leland Street
Chevy Chase, MD 20815
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kent C. McGowan                Vice President            None
9510 190th Place SE
Edmonds, WA 98020
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Craig Meister                  Vice President            None
1880 Hemlock Circle
Abinston, PA 19001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Daniel Melehan                 Vice President            None
906 Bridgeport Court
San Marcos, CA 92069
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark Mezzanotte                Vice President            None
16 Cullen Way
Exeter, NH 03833
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Clint Modler(1)                Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert Moser(1)                Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David W. Mountford             Vice President            None
7820 Banyan Terrace
Tamarac, FL 33321
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John V. Murphy(2)              Director                  President & Trustee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wendy Jean Murray              Vice President            None
32 Carolin Road
Upper Montclair, NJ 07043
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Christina Nasta(2)             Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin P. Neznek(2)             Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bradford Norford               Vice President            None
2217 Ivan Street #911
Dallas, TX 75201
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alan Panzer                    Vice President            None
6755 Ridge Mill Lane
Atlanta, GA 30328
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian C. Perkes                Vice President            None
8734 Shady Shore Drive
Frisco, TX 75034
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles K. Pettit              Vice President            None
22 Fall Meadow Drive
Pittsford, NY 14534
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elaine Puleo-Carter(2)         Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Minnie Ra                      Vice President            None
100 Dolores Street, #203
Carmel, CA 93923
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dustin Raring                  Vice President            None
27 Blakemore Drive
Ladera Ranch, CA 92797
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael A. Raso                Vice President            None
3 Vine Place
Larchmont, NY 10538
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard Rath                   Vice President            None
46 Mt. Vernon Avenue
Alexandria, VA 22301
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Douglas Rentschler             Vice President            None
677 Middlesex Road
Grosse Pointe Park, MI 48230
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ruxandra Risko(2)              Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David R. Robertson(2)          Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ian Roche                      Vice President            None
7070 Bramshill Circle
Bainbridge, OH 44023
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth A. Rosenson            Vice President            None
24753 Vantage Pt. Terrace
Malibu, CA 90265
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James H. Ruff(2)               President & Director      None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Matthew Rutig                  Vice President            None
199 North Street
Ridgefield, CT 06877
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William R. Rylander            Vice President            None
85 Evergreen Road
Vernon, CT 06066
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas Sabow                   Vice President            None
6617 Southcrest Drive
Edina, MN 55435
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Saunders                  Vice President            None
911 North Orange Avenue #401
Orlando, FL 32801
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jill E. Schmitt (Crockett)(2)  Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jill Schmitt                   Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas Schmitt(2)              Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Schories(2)            Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Eric Sharp                     Vice President            None
862 McNeill Circle
Woodland, CA 95695
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Debbie A. Simon                Vice President            None
1 W. Superior Street, Apt.
4101
Chicago, IL 60610
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Douglas Bruce Smith            Vice President            None
8927 35th Street W.
University Place, WA 98466
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Spensley                  Vice President            None
12863 Tradd Street, Apt. 1D
Carmel, IN 46032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Steven Stablein                Vice President            None
2131 Dunnigan NE
Grand Rapids, MI 49525
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bryan Stein                    Vice President            None
5897 NW 120th Terrace
Coral Springs, FL 33076
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Stoma(2)                  Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wayne Strauss(3)               Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian C. Summe                 Vice President            None
2479 Legends Way
Crestview Hills, KY 41017
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael Sussman(2)             Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George T. Sweeney              Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James Taylor(2)                Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Martin Telles(2)               Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David G. Thomas                Vice President            None
16628 Elk Run Court
Leesburg, VA 20176
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Barrie L. Tiedemann            Vice President            None
2592 S. Belvoir Blvd.
University Heights, OH 44118
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bryan K.Toma                   Vice President            None
7311 W. 145th Terrace
Overland Park, KS 66223
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark Vandehey(1)               Vice President            Vice President and
                                                         Chief Compliance
                                                         Officer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Vincent Vermette(2)            Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth Lediard Ward           Vice President            None
1400 Cottonwood Valley Circle
N.
Irving, TX 75038
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Teresa Ward(1)                 Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael J. Weigner             Vice President            None
4905 W. San Nicholas Street
Tampa, FL 33629
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donn Weise                     Vice President            None
3249 Earlmar Drive
Los Angeles, CA 90064
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Chris Werner(1)                Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Catherine White(2)             Assistant Vice President  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas Wilson(2)               Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Donna Winn(2)                  Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Philip Witkower(2)             Senior Vice President     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cary Patrick Wozniak           Vice President            None
18808 Bravata Court
San Diego, CA 92128
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John Charles Young             Vice President            None
3914 Southwestern
Houston, TX 77005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jill Zachman(2)                Vice President            None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Zack(2)              General Counsel &         Secretary
                               Director
--------------------------------------------------------------------------------

(1)6803 South Tucson Way, Centennial, CO 80112-3924
(2)Two World Financial  Center,  225 Liberty  Street-11th  Floor, New York, NY
10281-1008
(3)350 Linden Oaks, Rochester, NY 14623

(c)   Not applicable.

Item 27. Location of Accounts and Records
-----------------------------------------

The  accounts,  books  and  other  documents  required  to  be  maintained  by
Registrant  pursuant to Section  31(a) of the  Investment  Company Act of 1940
and rules  promulgated  thereunder are in the possession of  OppenheimerFunds,
Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112.

Item 28. Management Services
----------------------------

Not applicable

Item 29. Undertakings
---------------------

Not applicable.

                                  SIGNATURES

Pursuant  to  the  requirements  of the  Securities  Act of  1933  and/or  the
Investment  Company Act of 1940,  the  Registrant   has  duly  caused  this
Registration  Statement  to be  signed  on  its  behalf  by  the  undersigned, thereunto duly authorized,  in the County of Arapahoe and State of Colorado on
the 27th day of October, 2004.

                                    OPPENHEIMER CASH RESERVES

                                    By: /s/ John V. Murphy*

                                    ----------------------------------------------
                                    John V. Murphy, President,
                                    Principal Executive Officer & Trustee

Pursuant to the requirements of the Securities Act of 1933, this  Registration
Statement has been signed below by the following  persons in the capacities on the dates indicated:

/s/ William L. Armstrong*    Vice Chairman of the     October 27, 2004
---------------------------  Board of Trustees
William L. Armstrong

/s/ John V. Murphy*          President, Principal    October  27, 2004
------------------------     Executive Officer & Trustee
John V. Murphy

/s/ Brian W. Wixted*         Treasurer, Principal     October 27, 2004
-------------------------    Financial &
Brian W. Wixted              Accounting Officer

/s/ Robert G. Avis*          Trustee                  October  27, 2004
---------------------
Robert G. Avis

/s/ George Bowen*            Trustee                  October  27, 2004
----------------------
George Bowen

/s/ Edward Cameron*          Trustee                  October r 27, 2004
------------------------
Edward Cameron

/s/ Jon S. Fossel*           Trustee                  October  27, 2004
--------------------
Jon S. Fossel

/s/ Sam Freedman*            Trustee                  October  27, 2004
---------------------
Sam Freedman

/s/ Beverly L. Hamilton*
-------------------------    Trustee                  October  27, 2004
Beverly L. Hamilton

/s/ Robert J. Malone*
-----------------------      Trustee                  October  27, 2004
Robert J. Malone

/s/ F. William Marshall, Jr.* Trustee                  October  27, 2004
----------------------------
F. William Marshall, Jr.

*By:  /s/ Mitch Lindauer
        -----------------------------------------
        Mitch Lindauer, Attorney-in-Fact
OPPENHEIMER CASH RESERVES Registration Statement No. 33-23223 EXHIBIT INDEX ------------- Exhibit No. Description ----------- -----------
Oppenheimer
Cash Reserves

Prospectus dated September 27, 2004

                                         Oppenheimer  Cash  Reserves  is a money
                                         market  mutual  fund.  Its  goal  is to
                                         seek the  maximum  current  income that
                                         is   consistent   with   stability   of
                                         principal.    The   Fund   invests   in
                                         short-term,     high-quality     "money
                                         market" instruments.

                                               This     Prospectus      contains
                                         important  information about the Fund's
                                         objective,   its  investment  policies,
                                         strategies and risks.  It also contains
                                         important  information about how to buy
                                         and sell  shares  of the Fund and other
                                         account  features.   Please  read  this
                                         Prospectus  carefully before you invest
                                         and keep it for future  reference about
                                         your account.
As   with   all   mutual   funds,    the
Securities  and Exchange  Commission has
not approved or  disapproved  the Fund's
securities  nor has it  determined  that
this    Prospectus    is   accurate   or
complete.  It is a  criminal  offense to
represent otherwise.

                                    1234

CONTENTS

            ABOUT THE FUND

            The Fund's  Investment  Objective  and Principal
Investment Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares
            By Wire
            By Checkwriting
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends and Taxes

            Financial Highlights

29

ABOUT THE FUND

The Fund's  Investment  Objective and  Principal  Investment
Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?  The Fund seeks the maximum  current income that is consistent with stability of principal.

WHAT DOES THE FUND INVEST IN? The Fund  invests in a variety of  high-quality  money market  instruments  to seek current income.  The money market  instruments that the Fund invests
in  include,  for  example,  bank  obligations,   repurchase
agreements,   commercial   paper,   other   corporate   debt
obligations and government debt obligations.

      "High-quality"  instruments generally must be rated in
one  of  the  two  highest  credit-quality   categories  for
short-term   securities  by   nationally-recognized   rating
organizations.  If unrated,  they must be  determined by the
Fund's investment Manager, OppenheimerFunds,  Inc., to be of comparable  quality to  securities  rated in the two highest categories.

WHO IS THE  FUND  DESIGNED  FOR?  The Fund is  designed  for investors  who want to earn income at current  money  market
rates  while   seeking  to  preserve   the  value  of  their
investment.  The Fund tries to keep its share prices  stable at $1.00.  Income on money  market  instruments  tends to be lower than income on  longer-term  debt  securities,  so the
Fund's  yield  will  likely  be  lower  than  the  yield  on longer-term  fixed income  funds.  The Fund also offers easy
access  to  your  money   through   checkwriting   and  wire
redemption  privileges.  The Fund  does not  invest  to seek capital  appreciation  and  is  not  a  complete  investment program.

Main Risks of Investing in the Fund

      All investments have risks to some degree.  Funds that
invest in debt  obligations  for  income  may be  subject to credit risks and interest  rate risks.  However,  the Fund's investments  must meet strict  standards set by its Board of
Trustees  following  special  rules for money  market  funds under federal law. Those standards include  requirements for maintaining high credit quality in the Fund's  portfolio,  a short  average  portfolio  maturity to reduce the effects of changes  in  prevailing  interest  rates on the value of the
Fund's  securities and diversifying  the Fund's  investments among  issuers to reduce the effects of a default by any one issuer on the Fund's overall  portfolio and the value of the
Fund's shares.

      Even  so,  there  are  risks  that  any of the  Fund's
holdings  could have its credit  rating  downgraded,  or the issuer  could  default,  or that  interest  rates could rise sharply,  causing the value of the Fund's  investments  (and its share  prices)  to fall.  As a  result,  there is a risk that the Fund's shares could fall below $1.00 per share.  If there is a high  redemption  demand  for the  Fund's  shares that was not  anticipated,  portfolio  securities might have to be sold prior to their  maturity at a loss.  Also,  there is the risk  that  the  value  of your  investment  could be eroded over time by the effects of inflation,  and that poor security  selection  could  cause  the Fund to  underperform other funds that have a similar objective.

------------------------------------------------------------
An  investment  in the Fund is not insured or  guaranteed by the  Federal  Deposit  Insurance  Corporation  or any  other government  agency.  Although the Fund seeks to preserve the value of your  investment at $1.00 per share, it is possible to lose money by investing in the Fund.
------------------------------------------------------------

The Fund's Past Performance

      The bar chart and table  below show one measure of the
risks of  investing in the Fund,  by showing  changes in the
Fund's  performance  (for its Class A  shares)  from year to year for the last 10 calendar  years and its average  annual
total   returns  for  the  1-,  5-  and  10-  year  periods.
Variability  of  returns  is one  measure  of the  risks  of
investing  in  a  money   market   fund.   The  Fund's  past
investment  performance  does not  predict how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See  appendix to  prospectus  for annual  total return data for bar chart.]

For the period from 1/1/04 through  6/30/04,  the cumulative return  (not  annualized)  for  Class A  shares  was  0.07%.
During  the  period  shown  in the bar  chart,  the  highest return  (not  annualized)  for a calendar  quarter was 1.40%
(4th Qtr '00) and the lowest return (not  annualized)  for a calendar quarter was 0.04% (2nd and 4th Qtr `03).

Average Annual Total Returns                   5 Years           10 Years
for the periods ended  December              (or life of        (or life of
31, 2002                         1 Year    class, if less)    class, if less)
-------------------------------------------------------------------------------
Class   A   Shares   (inception   0.28%         2.84%              3.58%
1/3/89)
-------------------------------------------------------------------------------
Class   B   Shares   (inception  -4.86%         2.00%              3.22%
8/17/93)
-------------------------------------------------------------------------------
Class   C   Shares   (inception  -0.85%         2.37%              3.03%
12/01/93)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class   N   Shares   (inception  -0.85%         1.07%               N/A
3/01/01)
The  Fund's  average   annual  total  returns   include  the
applicable  sales  charge:   for  Class  B,  the  contingent
deferred  sales  charges of 5% (1-year) and 2% (5-years) and for  Class C and  Class N,  the  contingent  deferred  sales charges  of 1% for the  1-year  period  for  Class C and for
Class N shares.  Because  Class B shares  convert to Class A shares 72 months  after  purchase,  Class B  "life-of-class"
performance  does not include any contingent  deferred sales charge and uses  Class A  performance  for the period  after conversion.  The Fund's returns measure the performance of a hypothetical  account and assume that all distributions have been reinvested in additional shares.
The total  returns  are not the Fund's  current  yield.  The
Fund's  yield  more  closely  reflects  the  Fund's  current
earnings.   To  obtain  the  Fund's   current   7-day  yield
information,  please call the  Transfer  Agent  toll-free at
1.800.CALL OPP (225.5677).

Fees and Expenses of the Fund

The  following  tables are  provided to help you  understand the  fees  and  expenses  you may  pay if you  buy and  hold shares of the Fund.  The Fund  pays a  variety  of  expenses directly  for  management  of  its  assets,  administration,
distribution  of  its  shares  and  other  services.   Those
expenses are subtracted  from the Fund's assets to calculate the Fund's net asset  values  per  share.  All  shareholders therefore pay those expenses  indirectly.  Shareholders  pay other transaction expenses directly,  such as sales charges.
The numbers  below are based on the Fund's  expenses  during its fiscal year ended July 31, 2004.

Shareholder   Fees   (charges   paid   directly   from  your
investment):

                                Class A      Class B     Class C      Class N
                                 Shares      Shares       Shares      Shares
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Maximum   Sales   Charge  on     None        None         None        None
 purchases
 (as % of offering price)
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Maximum    Deferred    Sales    None1         5%2         1%3          1%4
 Charge
 (as % of  the  lower  of the
 original  offering  price or
 redemption proceeds)

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

                                Class A      Class B     Class C      Class N
                                 Shares      Shares       Shares      Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees5                 0.47%        0.47%       0.47%        0.47%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution  and/or  Service    0.20%       0.75%6       0.75%6       0.50%
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses7                  0.55%        0.37%       0.42%        0.42%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total    Annual     Operating    1.22%        1.59%       1.64%        1.39%
Expenses8

Expenses may vary in future years.
1.    A  contingent  deferred  sales charge may apply if you
   redeem  Class A shares of the Fund  that  were  purchased
   by  exchanging  Class A  shares  of  another  Oppenheimer
   fund  that  were   purchased   subject  to  a  contingent
   deferred  sales  charge,  as  described  in  "How to Sell
   Shares."
2.    Applies  to   redemptions  in  the  first  year  after
   purchase.  The contingent  deferred sales charge declines
   to 1% in the sixth year and is eliminated after that.
3.    Applies  to  shares   redeemed  within  12  months  of
   purchase.
4.    Applies  to  shares  redeemed  within  18  months of a
   retirement plan's first purchase of Class N shares.
5.    The Manager has voluntarily  agreed to waive a portion
   of its  Management  Fees  so the  fees do not  exceed  an
   annual  rate of 0.40% of the  average  annual  net assets
   for  each  class  of  shares.  That  undertaking  may  be
   amended or  withdrawn  at any time.  After the  Manager's
   waiver the "Management Fees" were 0.40% for all classes.
6.    OppenheimerFunds   Distributor,   Inc.   ("OFDI")  has
   voluntarily   agreed  to  reduce  Class  B  and  Class  C
   "Distribution  and /or Service  (12b-1) Fees" by 0.25% of
   the average annual net assets for each  respective  class
   of shares.  That  undertaking may be amended or withdrawn
   at  any  time.  After  OFDI's  waiver  the  "Distribution
   and/or  Service  Fees"  for  Class B and  Class C  shares
   were 0.50%.
7.    "Other   Expenses"   include   transfer   agent  fees,
   custodial  fees,  and  accounting and legal expenses that
   the Fund  pays.  The  "Other  Expenses"  in the table are
   based on,  among  other  things,  the fees the Fund would
   have  paid  if  the  transfer  agent  had  not  waived  a
   portion  of its fees  under a  voluntary  undertaking  to
   the Fund to limit  those fees to 0.35% of  average  daily
   net  assets  per  fiscal   year  for  all   classes,   or
   (effective  April  28,  2003) in an amount  necessary  to
   allow  each  class of the Fund to matain a 7 day yield of
   at least  approximately  0.10%.  Those undertaking may be
   amended or withdrawn at any time.  After the waiver,  the
   actual "Other  Expenses" as  percentages of average daily
   net  assets  were  0.39% for  Class A  shares,  0.14% for
   Class B  shares,  0.15% for Class C and 0.16% for Class N
   shares.
8.    After  the  "Management  Fees",  "Distribution  and/or
   Service Fess" and "Other  Expenses"  waivers as described
   above,  the  "Total  Annual  Operating   Expenses"  as  a
   percentage  of average  daily net  assets  were 0.99% for
   Class A,  1.04% for  Class B,  1.05% for Class C and 1.06
   for Class N.

EXAMPLES.  The  following  examples are intended to help you compare the cost of  investing  in the Fund with the cost of investing in other mutual  funds.  The examples  assume that you invest  $10,000 in a class of shares of the Fund for the time periods  indicated and then reinvest your dividends and distributions.

      The first example  assumes that you redeem all of your
shares  at the end of  those  periods.  The  second  example assumes  that you  keep  your  shares.  Both  examples  also assume  that your  investment  has a 5% return each year and that  the  class's  operating  expenses  remain  the same as shown in the above table . Your  actual  costs may be higher or lower,  because  expenses  will vary over time.  Based on these assumptions your expenses would be as follows:

If shares are redeemed:       1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares                 $124        $387        $670        $1,477
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B Shares                 $662        $802       $1,066       $1,7001
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C Shares                 $267        $517        $892        $1,944
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class N Shares                 $242        $440        $761        $1,669

If    shares    are    not
redeemed:                     1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares                 $124        $387        $670        $1,477
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B Shares                 $162        $502        $866        $17001
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C Shares                 $167        $517        $892        $1,944
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class N Shares                 $142        $440        $761        $1,669
In the first example,  expenses include the applicable Class
B, Class C or Class N contingent  deferred sales charges. In the  second  example,  the  Class  B,  Class  C and  Class N expenses  do  not  include  the  contingent  deferred  sales charges.
1.    Class B  expenses  for years 7 through 10 are based on
   Class A  expenses  because  Class B shares  automatically
   convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S  PRINCIPAL  INVESTMENT  POLICIES  AND RISKS.  The
allocation of the Fund's  portfolio among different types of investments  will vary over time  based  upon the  Manager's
evaluation  of  economic  and  market  trends.   The  Fund's
portfolio  might not  always  include  all of the  different types of  investments  described  below.  The  Statement  of
Additional  Information  contains more detailed  information about the Fund's investment policies and risks.

      The  Fund   invests   in   short-term   money   market
instruments   that   must   meet   quality,   maturity   and
diversification   standards  established  by  its  Board  of
Trustees as well as rules that apply to money  market  funds under  the  Investment  Company  Act  of  1940.  The  Fund's
Manager  tries to reduce risks by  diversifying  investments and by  carefully  researching  investments  before the Fund buys them.  The rate of the Fund's income will vary from day to day,  generally  reflecting changes in overall short-term interest  rates.  There is no  assurance  that the Fund will achieve its investment objective.

What Does the Fund Invest In? The Fund  invests in a variety of money  market  instruments.  They  may have  fixed,
      variable or floating interest rates.  Below is a brief
      description  of the types of money market  instruments
      the Fund invests in.
   o  U.S. Government Securities.  These include obligations
      issued or guaranteed by the U.S.  government or any of
      its  agencies  or  instrumentalities.  Some are direct
      obligations of the U.S.  Treasury and are supported by
      the full faith and credit of the United States.  Other
      U.S.  government  securities  issued by some  agencies
      and  instrumentalities  of  the  government  are  also
      supported  by the full  faith  and  credit of the U.S.
      government.  Some U.S. government securities issued by
      agencies or  instrumentalities  of the U.S. government
      are  supported  by the  right of the  issuer to borrow
      from the U.S.  Treasury.  Others may be supported only
      by the credit of the instrumentality.
   o  Bank  Obligations.  The Fund  can buy  time  deposits,
      certificates  of  deposit  and  bankers'  acceptances.
      These   obligations   must  be   denominated  in  U.S.
      dollars, even if issued by a foreign bank.
   o  Commercial  Paper.  Commercial  paper is a short-term,
      unsecured  promissory  note of a  domestic  or foreign
      company  or  other  financial  firm.  The Fund may buy
      commercial  paper only if it matures in nine months or
      less from the date of purchase.
o     Corporate  Debt  Obligations.  The Fund can  invest in
      other short-term  corporate debt obligations,  besides
      commercial paper.
   o  Other Money  Market  Obligations.  The Fund may invest
      in money  market  obligations  other than those listed
      above if they are subject to repurchase  agreements or
      guaranteed  as to their  principal  and  interest by a
      domestic bank or a corporation  whose commercial paper
      may be  purchased  by the  Fund.  A bank  whose  money
      market  instruments  the Fund buys  must  meet  credit
      criteria set by the Fund's Board of Trustees.

      Additionally,  the Fund  may buy  other  money  market
      instruments  that its Board of Trustees  approves from
      time to  time.  They  must be U.S.  dollar-denominated
      short-term   investments   that   the   Manager   must
      determine to have minimal credit risks.

      Currently,  the Board has approved the Fund's purchase
      of  dollar-denominated  obligations  of foreign  banks
      (payable in the U.S. or in other approved  locations),
      floating or variable rate demand  notes,  asset-backed
      securities  and bank  loan  participation  agreements.
      Their purchase may be subject to restrictions  adopted
      by the Board from time to time.

WHAT CREDIT QUALITY,  DIVERSIFICATION AND MATURITY STANDARDS
APPLY  TO THE  FUND'S  INVESTMENTS?  The  Fund  may buy only those  investments  that meet  standards set by the Board of
Trustees and standards  prescribed by the Investment Company
Act for money  market  funds.  The Fund's  Board has adopted evaluation procedures for the Fund's portfolio  investments, and the Manager has the  responsibility  to implement  those procedures when selecting investments for the Fund.

      In   general,   the  Fund   buys   only   high-quality
investments   that  the  Manager  believes  present  minimal
credit  risk  at  the  time  of   purchase.   "High-quality"
investments are:
   o  rated  in one of the  two  highest  short-term  rating
      categories   by   two   nationally-recognized   rating
      organizations, or
   o  rated  by one  rating  organization  in one of its two
      highest   rating   categories   (if  only  one  rating
      organization has rated the investment), or
   o  unrated  investments  that the Manager  determines are
      comparable in quality to instruments  rated in the two
      highest rating categories.

      The  procedures  also  limit the  amount of the Fund's
assets  that can be invested  in the  securities  of any one issuer  (other than the U.S.  government,  its  agencies and instrumentalities),  to spread the Fund's  investment risks.
A  security's   maturity   must  not  exceed  397  days.  In
addition,  the Fund must maintain a dollar-weighted  average portfolio  maturity  of not  more  than 90 days,  to  reduce interest rate risks.

CAN THE FUND'S  INVESTMENT  OBJECTIVE  AND POLICIES  CHANGE?
The Fund's  Board of  Trustees  can  change  non-fundamental policies without shareholder approval,  although significant changes will be described in amendments to this  Prospectus.
Fundamental  policies cannot be changed without the approval of a majority of the Fund's  outstanding  voting shares. The
Fund's investment  objective is a fundamental  policy.  Some investment  restrictions  that are fundamental  policies are listed  in  the  Statement  of  Additional  Information.  An investment policy is not fundamental  unless this Prospectus or the Statement of Additional Information says that it is.

OTHER  INVESTMENT  STRATEGIES.  To seek its  objective,  the
Fund  can  use  the  investment  techniques  and  strategies described  below. The Fund might not always use all of them.
These techniques  involve risks. The Statement of Additional
Information  contains more  information  about some of these practices,  including  limitations  on  their  use  that are designed to reduce some of the risks.

Floating  Rate/Variable  Rate Notes.  The Fund can  purchase
      notes  with  floating  or  variable   interest  rates.
      Variable  rates  are  adjustable  at  stated  periodic
      intervals.  Floating rates are adjusted  automatically
      according  to a specified  market  rate or  benchmark,
      such as the prime rate of a bank.  If the  maturity of
      a note is greater  than 397 days,  it may be purchased
      only if it has a demand  feature.  That  feature  must
      permit the Fund to  recover  the  principal  amount of
      the note on not more than thirty  days'  notice at any
      time,  or at specified  times not  exceeding  397 days
      from purchase.
Obligations  of Foreign  Banks and Foreign  Branches of U.S.
      Banks. The Fund can invest in U.S.  dollar-denominated
      of foreign  banks that are  payable in the U.S.  or in
      other  locations  approved by the Fund's Board. It can
      also  buy  dollar-denominated  securities  of  foreign
      branches  of  U.S.   banks.   These   securities  have
      investment   risks   different  from   obligations  of
      domestic  branches  of  U.S.  banks.  Risks  that  may
      affect the bank's ability to pay its debt include:
   o  political and economic  developments in the country in
      which the bank or branch is located,
   o  imposition  of  withholding  taxes on interest  income
      payable on the securities,
   o  seizure or nationalization of foreign deposits,
   o  the  establishment  of exchange  control  regulations,
      and
   o  the adoption of other  governmental  restrictions that
      might affect the payment of principal  and interest on
      those securities.

      Additionally,  not all of the U.S.  and state  banking
      laws and regulations  that apply to domestic banks and
      that are designed to protect  depositors and investors
      apply to foreign  branches of domestic banks.  None of
      those  U.S.  and state  regulations  apply to  foreign
      banks.
Bank Loan Participation  Agreements.  The Fund can invest in bank loan participation  agreements.  They provide the
      Fund  an  undivided  interest  in a loan  made  by the
      issuing  bank in the  proportion  the Fund's  interest
      bears to the total  principal  amount of the loan.  In
      evaluating  the  risk of these  investments,  the Fund
      looks to the  creditworthiness of the borrower that is
      obligated to make  principal and interest  payments on
      the loan.  Because the  participation  agreements  are
      not rated the Fund  will make the  determination  that
      the  borrower or  guarantor  has received a short-term
      rating  on a class  of debt  obligations  (or any debt
      obligation  within that class) that is  comparable  in
      priority and security with the  underlying  loan.  The
      Fund's   investments   in  bank   loan   participation
      agreements  will be subject  to the  Fund's  limits on
      investments and illiquid securities.
Asset-Backed   Securities.    The   Fund   can   invest   in
      asset-backed   investments.   These   are   fractional
      interests  in pools of consumer  loans and other trade
      receivables,  which are the obligations of a number of
      different  parties.  The  income  from the  underlying
      pool is passed through to investors, such as the Fund.

      These  investments  might  be  supported  by a  credit
      enhancement,  such as a letter of credit,  a guarantee
      or   a   preference   right.   However,   the   credit
      enhancement  typically  applies  only to a fraction of
      the  security's  value.  If the issuer of the security
      has no security  interest  in the related  collateral,
      there is the risk that the Fund  could  lose  money if
      the issuer defaults.
Repurchase  Agreements.  The Fund may enter into  repurchase agreements.  In a  repurchase  transaction,  the  Fund
      buys a  security  and  simultaneously  sells it to the
      vendor  for  delivery  at a  future  date.  Repurchase
      agreements must be fully  collateralized.  However, if
      the  vendor  fails  to pay  the  resale  price  on the
      delivery  date,  the Fund may incur costs in disposing
      of the collateral  and may experience  losses if there
      is any delay in its  ability  to do so.  The Fund will
      not enter into a repurchase  agreement that will cause
      more  than  10% of its net  assets  to be  subject  to
      repurchase  agreements  maturing  in more than 7 days.
      There is no  limit on the  amount  of the  Fund's  net
      assets  that may be subject to  repurchase  agreements
      of 7 days or less.
Illiquid  and  Restricted  Securities.  Investments  may  be
      illiquid  because  they do not have an active  trading
      market,  making it  difficult to value them or dispose
      of them  promptly at an acceptable  price.  Restricted
      securities  may have terms that limit their  resale to
      other investors or may require  registration under the
      applicable  securities  laws  before  they may be sold
      publicly.  The Fund will not  invest  more than 10% of
      its net assets in illiquid or  restricted  securities.
      Certain  restricted  securities  that are eligible for
      resale to qualified institutional  purchasers m ay not
      be  subject  to  that  limit.   The  Manager  monitors
      holdings of illiquid  securities  on an ongoing  basis
      to determine  whether to sell any holdings to maintain
      adequate  liquidity.  Difficulty in selling a security
      may result in a loss to the Fund or additional costs.

How the Fund is Managed

THE MANAGER.  The Manager chooses the Fund's investments and handles its  day-to-day  business.  The Manager  carries out its duties,  subject to certian policies  established by the
Fund's  Board  of  Trustees,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund  pays to the  Manager  and describes the expenses that the Fund is  responsible  to pay to conduct its business.

      The  Manager  has  been an  investment  advisor  since
January  1960.   The  Manager  and  its   subsidiaries   and
controlled  affiliates  managed  more than $155  billion  in assets  as of June  30,  2004  including  other  Oppenheimer funds, with more than 7 million  shareholder  accounts.  The
Manager  is  located  at Two  World  Financial  Center,  225
Liberty Street-11th Floor, New York, New York 10281-1008.

Portfolio  Managers.  Carol E. Wolf and  Barry D.  Weiss are
      the   Fund's   portfolio   managers.   They  are  Vice
      Presidents   of  the   Fund   and  are   the   persons
      principally  responsible for the day-to-day management
      of  the  Fund's   portfolio.   Ms.  Wolf  has  been  a
      portfolio  manager of the Fund since June 15, 1998 and
      Mr. Weiss,  since July 2001. Ms. Wolf is a Senior Vice
      President  of the  Manager  and  Mr.  Weiss  is a Vice
      President of the  Manager,  and each is an officer and
      portfolio  manager of other Oppenheimer  funds.  Prior
      to joining  the  Manager as Senior  Credit  Analyst in
      February  2000,  Mr. Weiss was an Associate  Director,
      Fitch IBCA Inc. (April 1998 - February 2000).
Advisory Fees. Under the investment advisory agreement,  the
      Fund may be  required  to pay the  Manager an advisory
      fee at an annual  rate  that  declines  as the  Fund's
      assets  grow:  0.500% of the  first  $250  million  of
      average  annual  net  assets,  0.475% of the next $250
      million,  0.450% of the next $250  million,  0.425% of
      the next $250  million,  and  0.400% of net  assets in
      excess of $1 billion.  Effective December 6, 2002, the
      Manager  has  agreed  to limit the  Fund's  management
      fees to 0.40% of the  Fund's  average  net  assets for
      each class of shares.  That expense  limitation can be
      amended  or  terminated  at any time  without  advance
      notice.  The  Fund's  management  fees for the  fiscal
      year  ended  July  31,  2004 was  0.40% of the  Fund's
      average  annual  net  assets for each class of shares;
      it would have been 0.47% if the full  management  fees
      had been charged.

PENDING LITIGATION. Three law suits have been filed as
putative derivative and class actions against the Fund's
investment Manager, Distributor and Transfer Agent, some of
the Oppenheimer funds and directors or trustees of some of
those funds , excluding the Fund. The complaints allege
that the Manager charged excessive fees for distribution
and other costs, improperly used assets of the funds in the
form of directed brokerage commissions and 12b-1 fees to
pay brokers to promote sales of Oppenheimer funds, and
failed to properly disclose the use of fund assets to make
those payments in violation of the Investment Company Act
and the Investment Advisers Act of 1940. The complaints
further allege that by permitting and/or participating in
those actions, the defendant directors breached their
fiduciary duties to fund shareholders under the Investment
Company Act and at common law. Those law suits were filed
on August 31, 2004, September 3, 2004 and September 14,
2004, respectively, in the U. S. District Court for the
Southern District of New York. The complaints seek
unspecified compensatory and punitive damages, rescission
of the funds' investment advisory agreements, an accounting
of all fees paid, and an award of attorneys' fees and
litigation expenses.

      The Manager and the Distributor believe the claims
asserted in these law suits to be without merit, and intend
to defend the suits vigorously. The Manager and the
Distributor do not believe that the pending actions are
likely to have a material adverse effect on the Fund or on
their ability to perform their respective investment
advisory or distribution agreements with the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares  several  ways, as described  below.  The
Fund's Distributor,  OppenheimerFunds Distributor, Inc., may
appoint   servicing   agents   to   accept   purchase   (and
redemption)   orders.   The   Distributor,   in   its   sole
discretion,  may  reject any  purchase  order for the Fund's shares.

Buying  Shares  Through  Your  Dealer.  You can  buy  shares through any dealer,  broker or  financial  institution
      that has a sales agreement with the Distributor.  Your
      dealer will place your order with the  Distributor  on
      your  behalf.  A  broker/dealer  may  charge  for that
      service.
o     Guaranteed  Payment  Procedures.  Some  broker/dealers
      may have  arrangements  with the Distributor to enable
      them to place purchase  orders for shares on a regular
      business   day  with  a  guarantee   that  the  Fund's
      custodian  bank will receive  Federal Funds to pay for
      the shares by 2:00 P.M. on the next  regular  business
      day.  The  shares  will  start  to  accrue   dividends
      starting on the day the Federal  Funds are received by
      2:00 P.M.
Buying   Shares   Through  the   Distributor.   Complete  an
      OppenheimerFunds  New Account  Application  and return
      it  with  a   check   payable   to   "OppenheimerFunds
      Distributor,  Inc." Mail it to P.O. Box 5270,  Denver,
      Colorado  80217.  Your check  must be in U.S.  dollars
      and drawn on a U.S.  bank.  If you don't list a dealer
      on the  application,  the Distributor will act as your
      agent in buying  the  shares.  However,  we  recommend
      that you  discuss  your  investment  with a  financial
      advisor  before  you make a  purchase  to be sure that
      the Fund is appropriate for you.
   o  Paying  by  Federal  Funds  Wire.   Shares   purchased
      through  the  Distributor  may be paid for by  Federal
      Funds wire. The minimum  investment is $2,500.  Before
      sending   a  wire,   call   the   Distributor's   Wire
      Department   at    1.800.225.5677    to   notify   the
      Distributor  of  the  wire  and  to  receive   further
      instructions.
   o  Buying Shares  Through  OppenheimerFunds  AccountLink.
      With  AccountLink,  you pay for  shares by  electronic
      funds  transfers  from your bank  account.  Shares are
      purchased  for your  account  by a  transfer  of money
      from your bank account through the Automated  Clearing
      House   (ACH)   system.    You   can   provide   those
      instructions  automatically,  under an  Asset  Builder
      Plan,  described  below, or by telephone  instructions
      using  OppenheimerFunds   PhoneLink,   also  described
      below.  Please refer to "AccountLink,"  below for more
      details.
   o  Buying Shares  Through Asset  Builder  Plans.  You may
      purchase shares of the Fund  automatically  each month
      from  your  account  at  a  bank  or  other  financial
      institution   under  an  Asset   Builder   Plan   with
      AccountLink.   Details   are  in  the  Asset   Builder
      Application    and   the   Statement   of   Additional
      Information.

WHAT IS THE MINIMUM  AMOUNT YOU Must Invest?  In most cases, you can buy Fund  shares with a minimum  initial  investment of $1,000 and make  additional  investments at any time with as  little  as $50.  There are  reduced  minimums  available under the following special investment plans:
o     If you  establish  one of the many types of retirement
      plan  accounts  that  OppenheimerFunds   offers,  more
      fully  described  under "Special  Investor  Services,"
      you can start your account with as little as $500.
o     By using an Asset  Builder Plan or Automatic  Exchange
      Plan  (details  are in  the  Statement  of  Additional
      Information),  or government  allotment  plan, you can
      make subsequent  investments (after making the initial
      investment  of $500)  for as  little  as $50.  For any
      type of account  established  under one of these plans
      prior to  November  1, 2002,  the  minimum  additional
      investment will remain at $25.
o     The minimum  investment  requirement does not apply to
      reinvesting   dividends   from   the   Fund  or  other
      Oppenheimer  funds  (a  list of  them  appears  in the
      Statement of  Additional  Information,  or you can ask
      your   dealer  or  call  the   Transfer   Agent),   or
      reinvesting  distributions from unit investment trusts
      that have made arrangements with the Distributor.

At What  Price Are  Shares  Sold?  Shares  are sold at their offering  price  which  is the net  asset  value  per  share without  any initial  sales  charge  that  applies.  The net asset value per share will  normally  remain  fixed at $1.00 per  share.  However,  there is no  guarantee  that the Fund will  maintain a stable net asset  value of $1.00 per share.
The  offering  price that  applies  to a  purchase  order is based on the next  calculation  of the net  asset  value per share  that is  made  after  the  Distributor  receives  the purchase  order at its  offices  in  Colorado,  or after any agent appointed by the Distributor receives the order.

Net Asset Value.  The Fund calculates the net asset value of each  class of  shares as of the close of The New York
      Stock  Exchange  (the  "Exchange"),  on  each  day the
      Exchange  is open  for  trading  (referred  to in this
      Prospectus as a "regular  business day"). The Exchange
      normally  closes at 4:00 P.M.,  Eastern time,  but may
      close earlier on some days.  All references to time in
      this Prospectus mean "Eastern time."

      The  net  asset  value  per  share  is  determined  by
      dividing   the  value  of  the   Fund's   net   assets
      attributable  to a class by the  number  of  shares of
      that  class  that  are  outstanding.  Under  a  policy
      adopted  by the  Fund's  Board of  Trustees,  the Fund
      uses  the   amortized   cost   method   to  value  its
      securities to determine net asset value.

      If, after the close of the  principal  market on which
      a security held by the Fund is traded,  and before the
      time the Fund's  securities  are priced  that day,  an
      event occurs that the Manager  deems likely to cause a
      material  change  in the value of such  security,  the
      Fund's Board of Trustees has  authorized  the Manager,
      subject to the  Board's  review,  to  ascertain a fair
      value for such  security.  A security's  valuation may
      differ  depending  on the method used for  determining
      value.
The  Offering  Price.  To receive the  offering  price for a particular  day, in most cases the  Distributor or its
      designated  agent must  receive your order by the time
      the  Exchange  closes  that  day.  If  your  order  is
      received  on a day  when the  Exchange  is  closed  or
      after it has closed,  the order will  receive the next
      offering price that is determined  after your order is
      received.
Buying  Through  a  Dealer.  If you  buy  shares  through  a dealer,  your  dealer  must  receive  the order by the
      close  of  the   Exchange   and  transmit  it  to  the
      Distributor   so  that  it  is  received   before  the
      Distributor's  close of business on a regular business
      day  (normally   5:00  P.M.)  to  receive  that  day's
      offering   price,   unless   your   dealer   has  made
      alternative   arrangements   with   the   Distributor.
      Otherwise,  the order will  receive the next  offering
      price that is determined.

------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors  four different  classes of shares.  The different
classes  of  shares   represent   investments  in  the  same
portfolio  of  securities,  but the  classes  are subject to different  expenses  and will  likely have  different  share prices.  When you buy  shares,  be sure to specify the class of  shares.  If you do not choose a class,  your  investment will be made in Class A shares.
------------------------------------------------------------
------------------------------------------------------------
Class A  Shares.  If you  buy  Class A  shares  there  is no initial sales charge on your purchase.
------------------------------------------------------------
------------------------------------------------------------
Class B Shares. If you buy Class B shares,  you pay no sales charge  at the time of  purchase,  but you will pay an
      annual  asset-based  sales  charge.  If you sell  your
      shares  within  6  years  of  buying  them,  you  will
      normally pay a contingent  deferred sales charge. That
      contingent  deferred sales charge varies  depending on
      how long you own your  shares,  as  described  in "How
      Can You Buy Class B Shares?" below.
------------------------------------------------------------
------------------------------------------------------------
Class C Shares. If you buy Class C shares,  you pay no sales charge  at the time of  purchase,  but you will pay an
      annual  asset-based  sales  charge.  If you sell  your
      shares  within  12 months  of  buying  them,  you will
      normally  pay a  contingent  deferred  sales charge of
      1.0%,  as  described  in  "How  Can  You  Buy  Class C
      Shares?" below.
------------------------------------------------------------
------------------------------------------------------------
Class N Shares.  If you buy Class N shares  (available  only through certain  retirement  plans),  you pay no sales
      charge  at the time of  purchase,  but you will pay an
      annual  asset-based  sales  charge.  If you sell  your
      shares  within  18  months  of the  retirement  plan's
      first  purchase  of  Class  N  shares,  you  may pay a
      contingent   deferred   sales   charge  of  1.0%,   as
      described in "How Can You Buy Class N Shares?" below.
------------------------------------------------------------

WHICH  CLASS OF SHARES  SHOULD YOU  CHOOSE?  Once you decide that  the Fund is an  appropriate  investment  for you,  the decision  as to which class of shares is best suited to your needs  depends  on a  number  of  factors  that  you  should
discuss  with  your  financial  advisor.   Some  factors  to
consider  are how much you plan to  invest  and how long you plan to hold your  investment.  If your goals and objectives change  over  time  and  you  plan  to  purchase  additional shares,  you should  re-evaluate those factors to see if you
should  consider   another  class  of  shares.   The  Fund's
operating  costs  that  apply to a class of  shares  and the effect  of the  different  types  of sales  charges  on your investment will vary your investment results over time.

      The discussion  below is not intended to be investment
advice  or  a   recommendation,   because  each   investor's
financial  considerations are different.  You should analyze your options  carefully with your  financial  advisor before making that choice.

Investing for the Shorter Term. If you invest $1 million or
      more, in most cases Class A shares will be the most
      advantageous choice, no matter how long you intend to
      hold your shares.  The Distributor will not accept
      purchase orders of $100,000 or more for Class B
      shares or $1 million or more for Class C shares from
      a single investor. Dealers or other financial
      intermediaries purchasing shares for their customers
      in omnibus accounts are responsible for compliance
      with those limits.

Are There  Differences  in Account  Features  That Matter to
      You?  Some  account  features  may not be available to
      Class  B,  Class  C and  Class N  shareholders.  Other
      features may not be  advisable  (because of the effect
      of the contingent  deferred sales charge) for Class B,
      Class  C and  Class  N  shareholders.  Therefore,  you
      should  carefully  review  how you  plan  to use  your
      investment  account  before  deciding  which  class of
      shares to buy.

      Additionally,  the dividends payable to Class B, Class
      C and  Class N  shareholders  will be  reduced  by the
      additional  expenses  borne by those  classes that are
      not  borne by  Class A  shares,  such as the  Class B,
      Class  C  and  Class  N   asset-based   sales   charge
      described  below and in the  Statement  of  Additional
      Information.  Also,  checkwriting  is not available on
      accounts  subject  to  a  contingent   deferred  sales
      charge.
How Do Share  Classes  Affect  Payments  to Your  Broker?  A
      financial advisor may receive  different  compensation
      for  selling  one  class of  shares  than for  selling
      another  class.  The  Distributor  may pay  additional
      compensation  from  its own  resources  to  securities
      dealers  or  financial  institutions  based  upon  the
      value of  shares  of the Fund  owned by the  dealer or
      financial  institution  for its own account or for its
      customers.

Special Sales Charge  Arrangements  and Waivers.  Appendix C
to the  Statement  of  Additional  Information  details  the conditions  for the  waiver of sales  charges  that apply in certain  cases,  and the  special  sales  charge  rates that apply to purchases  of shares of the Fund by certain  groups or under specified  retirement plan arrangements or in other special  types of  transactions.  To  receive  a  waiver  or special sales charge rate,  you must advise the  Distributor when purchasing  shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES?  Class A shares  are sold at their  offering  price,  which is the net  asset  value  per share without any initial sales charge.

Will You Pay a Sales  Charge  When You Sell  Class A Shares?
      The Fund does not charge a fee when you  redeem  Class
      A shares of this Fund that you bought either  directly
      or by  reinvesting  dividends  or  distributions  from
      another Oppenheimer fund. Generally,  you will not pay
      a fee when you redeem  Class A shares of this Fund you
      bought  by  exchange  of  Class A  shares  of  another
      Oppenheimer fund. However,
   o  if you bought shares of this Fund by exchanging  Class
      A  shares  of  another   Oppenheimer  fund  that  were
      subject  to the  Class  A  contingent  deferred  sales
      charge of that fund, and
   o  if  those  shares  remain  subject  to  that  Class  A
      contingent  deferred  sales  charge when you  exchange
      them into this Fund,
   o  then,  you  will  pay the  contingent  deferred  sales
      charge if you redeem  those  shares from this Fund (i)
      within 24 months of the  purchase  date of the  shares
      you exchanged,  if you initially  purchased  shares of
      either   Rochester  Fund   Municipals  or  Oppenheimer
      Rochester  National  Municipals,  or  (ii)  within  18
      months of the purchase  date of the shares of the fund
      you  exchanged,  if you  initially  purchased  Class A
      shares of any other Oppenheimer fund.

o     Other Special Sales Charge  Arrangements  and Waivers.
      The  Fund  and  the   Distributor   offer   additional
      arrangements  to reduce or eliminate  front-end  sales
      charges or to waive contingent  deferred sales charges
      for  certain  types of  transactions  and for  certain
      classes of investors (primarily  retirement plans that
      purchase  shares  in  special   programs  through  the
      Distributor).  The Fund reserves the right to amend or
      discontinue  these  programs at any time without prior
      notice.  These  are  described  in  greater  detail in
      Appendix   C   to   the    Statement   of   Additional
      Information,   which   is   also   available   on  the
      OppenheimerFunds website, at  www.oppenheimerfunds.com
                                    ------------------------
      (under the hyperlinks  "Access Accounts and Services -
      Investor  Service  Center").  To  receive  a waiver or
      special  sales charge rate under these  programs,  the
      purchaser  must  notify  the   Distributor  (or  other
      financial  intermediary through which shares are being
      purchased)  at the  time of  purchase  or  notify  the
      Transfer  Agent with at the time of  redeeming  shares
      for those  waivers that apply to  contingent  deferred
      sales charges.

HOW CAN YOU BUY  CLASS B  SHARES?  You can  acquire  Class B shares by  exchanging  Class B shares  of other  Oppenheimer
funds.   Direct   purchases  are  only   permitted  by  plan
administrators   or  plan   sponsors   on   behalf  of  plan
participants in qualified retirement plans.

      Class B shares  are sold at net asset  value per share
without an initial sales charge.  However, if Class B shares are  redeemed  within  six  years  of the  beginning  of the calendar  month of their  purchase,  a  contingent  deferred sales charge will be deducted from the redemption  proceeds.
The  Class B  contingent  deferred  sales  charge is paid to compensate  the  Distributor  for its  expenses of providing distribution-related  services  to the  Fund  in  connection with the sale of Class B shares.

      The amount of the  contingent  deferred  sales  charge
 will depend on the number of years since you  invested  and
 the  dollar  amount  being   redeemed,   according  to  the
 following  schedule  for the  Class B  contingent  deferred sales charge holding period:

Years  Since   Beginning  of  Month  in Contingent  Deferred  Sales  Charge on
Which                                   Redemptions  in  That  Year  (As  % of
Purchase Order was Accepted             Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
In the table,  a "year" is a 12-month  period.  In  applying the  contingent  deferred  sales  charge,  all purchases are considered to have been made on the first  regular  business day of the month in which the purchase was made.

Automatic  Conversion  of  Class B  Shares.  Class B  shares automatically  convert  to  Class A shares  72  months
      after  you  purchase  them.  This  conversion  feature
      relieves  Class  B  shareholders  of  the  asset-based
      sales  charge that applies to Class B shares under the
      Class  B  Distribution  and  Service  Plan,  described
      below.  The  conversion  is based on the  relative net
      asset value of the two  classes,  and no sales load or
      other  charge is imposed.  When any Class B shares you
      hold  convert,  any  other  Class B shares  that  were
      acquired by  reinvesting  dividends and  distributions
      on the  converted  shares will also convert to Class A
      shares.  For  further  information  on the  conversion
      feature  and  its  tax  implications,   see  "Class  B
      Conversion"    in   the    Statement   of   Additional
      Information.

HOW CAN  YOU  BUY  CLASS C  SHARES?  Class C  shares  may be acquired  at net asset  value per share only by  exchange of
Class C  shares  of other  Oppenheimer  funds,  except  that direct  purchases  are permitted by plan  administrators  or
plan  sponsors  on  behalf  of   participants  in  qualified
retirement  plans,  and by  participants  in  certain  asset allocation  programs sponsored by the Distributor.  However, if Class C shares are  redeemed  within a holding  period of
12 months from the beginning of the calendar  month of their purchase,  a contingent  deferred  sales charge of 1.0% will be  deducted  from  the  redemption  proceeds.  The  Class C contingent  deferred  sales charge is paid to compensate the
Distributor     for    its     expenses     of     providing
distribution-related  services  to the  Fund  in  connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES?  Class N shares are  offered for sale to  retirement  plans  (including  IRAs and  403(b)
plans) that  purchase  $500,000 or more of Class N shares of one or more  Oppenheimer  funds or to group retirement plans
(which  do not  include  IRAs and  403(b)  plans)  that have
assets  of  $500,000  or  more  or  100  or  more   eligible
participants.  See  "Availability  of Class N shares" in the
Statement of Additional  Information for other circumstances where Class N shares are available for purchase.

      Class N shares are sold at net asset value  without an
initial sales charge. A contingent  deferred sales charge of
1.0% will be imposed upon the  redemption of Class N shares, if:
o     The group  retirement  plan is  terminated  or Class N
      shares of all  Oppenheimer  funds are terminated as an
      investment  option of the plan and Class N shares  are
      redeemed  within 18  months  after  the  plan's  first
      purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan,  Class N shares
      are  redeemed  within 18 months  of the  plan's  first
      purchase of Class N shares of any Oppenheimer fund.

      Retirement  plans that offer Class N shares may impose
charges on plan  participant  accounts.  The  procedures for buying,  selling,  exchanging  and  transferring  the Fund's other  classes of shares  (other than the time those  orders must be received  by the  Distributor  or Transfer  Agent in
Colorado)  and the special  account  features  applicable to purchasers  of  those  other  classes  of  shares  described elsewhere in this  prospectus do not apply to Class N shares offered through a group  retirement  plan.  Instructions for buying,  selling,  exchanging or transferring Class N shares offered  through a group  retirement  plan must be submitted by the plan, not by plan  participants for whose benefit the shares are held.

Distribution and Service (12b-1) Plans

Service  Plan for  Class A  Shares.  The Fund has  adopted a
      Service  Plan for Class A shares.  It  reimburses  the
      Distributor  for a portion of its costs  incurred  for
      services  provided  to  accounts  that  hold  Class  A
      shares.  Reimbursement  is made quarterly at an annual
      rate of up to 0.20% of the  average  annual net assets
      of  Class  A  shares  of  the  Fund.  The  Distributor
      currently  uses  all of  those  fees  to pay  dealers,
      brokers,   banks  and  other  financial   institutions
      quarterly   for   providing   personal   service   and
      maintenance  of accounts of their  customers that hold
      Class  A  shares.  With  respect  to  Class  A  shares
      subject to a Class A contingent  deferred sales charge
      purchased by grandfathered  retirement  accounts,  the
      Distributor  pays the 0.20%  service fee to dealers in
      advance  for the first  year after the shares are sold
      by the  dealer.  During  the first year the shares are
      sold  to  grandfathered   retirement   accounts,   the
      Distributor  retains the service fee. After the shares
      have been held by  grandfathered  retirement  accounts
      for a year,  the  Distributor  pays the service fee to
      dealers on a quarterly basis.

Distribution  and  Service  Plans for  Class B,  Class C and
      Class N Shares. The Fund has adopted  Distribution and
      Service  Plans for Class B, Class C and Class N shares
      to pay the  Distributor  for its services and costs in
      distributing  Class B,  Class C and Class N shares and
      servicing accounts.  Under the plans, the Fund may pay
      the Distributor an annual  asset-based sales charge of
      0.75% on Class B shares  and Class C  shares,  and for
      Class N  shares,  the  Fund  pays the  Distributor  an
      annual   service   fee  of  0.25%   per  year  and  an
      asset-based  sales  charge  of  0.25%  per  year.  The
      Distributor  is  entitled  to receive a service fee of
      0.25%  per year  under  each  plan,  but the  Board of
      Trustees  has  not  authorized  the  Fund  to pay  the
      service  fees on Class B and  Class C  shares  at this
      time.  Effective  January 1, 2003,  the Fund decreased
      the  asset-based  sales  charge on Class B and Class C
      shares  to 0.50%  of  average  daily  net  assets  per
      annum.  If the Class B and Class C  asset-based  sales
      charge and  service  fee were  assessed at the maximum
      permitted  rates,  they  would  increase  expenses  of
      those  share  classes by 0.50% of  average  net assets
      per annum.

      The asset-based  sales charge and service fees if paid
      at the maximum  rate  permitted  increase  Class B and
      Class C expenses  by 1.00% and the  asset-based  sales
      charge and  service fee  increase  Class N expenses by
      0.50%  of the net  assets  per  year  of  that  class.
      Because  these fees are paid out of the Fund's  assets
      on an  on-going  basis,  over  time  these  fees  will
      increase the cost of your  investment and may cost you
      more  than  other  types  of  sales  charges.  If  the
      service  fees were  paid,  the  Distributor  would use
      them to pay dealers for  providing  personal  services
      for accounts that hold Class B or Class C shares.
      On   direct   purchases   of  Class  B   shares,   the
      Distributor  pays a sales  concession  of 2.00% of the
      purchase  price of Class B shares to dealers  from its
      own  resources  at the time of sale.  The  Distributor
      normally   retains  the  Class  B  asset-based   sales
      charge.  See the Statement of  Additional  Information
      for exceptions.

      The Distributor  currently pays a sales  concession of
      0.50% of the  purchase  price  of  Class C  shares  to
      dealers  from its own  resources  at the time of sale.
      The Distributor  pays the asset-based  sales charge as
      an ongoing  concession to the dealer on Class C shares
      that have  been  outstanding  for a year or more.  The
      Distributor  normally  retains the  asset-based  sales
      charge  on  Class  C  shares.  See  the  Statement  of
      Additional Information for exceptions.

      The Distributor  currently pays a sales  concession of
      0.50% of the  purchase  price  of  Class N  shares  to
      dealers  from its own  resources  at the time of sale.
      The  Distributor  also pays the 0.25%  Class N service
      fee to  dealers  in  advance  for the first year after
      the Class N shares are sold by the  dealer.  Including
      the advance of the service  fee, the total amount paid
      by the  Distributor  to the dealer at the time of sale
      of Class N shares is  therefore  0.75% of the purchase
      price.  After  the  shares  have been held for a year,
      the Distributor  pays the service fees to dealers on a
      quarterly basis. The Distributor  normally retains the
      asset-based  sales  charge on Class N shares,  and the
      service  fees for  accounts  for which it renders  the
      required  personal  service.   See  the  Statement  of
      Additional Information for exceptions.

      Under certain circumstances,  the Distributor will pay
      the  full  Class  B,  Class C or  Class N  asset-based
      sales  charge  and  the  service  fee  to  the  dealer
      beginning  in the first  year after  purchase  of such
      shares  in  lieu  of  paying   the  dealer  the  sales
      concession   and  the  advance  of  the  first  year's
      service  fee at the  time of  purchase,  if there is a
      special   agreement   between   the   dealer  and  the
      Distributor.   In  those   circumstances,   the  sales
      concession will not be paid to the dealer.

      For   Class   C   shares    purchased    through   the
      OppenheimerFunds   Recordkeeper   Pro   program,   the
      Distributor  will pay the  Class C  asset-based  sales
      charge to the  dealer  of  record  in the  first  year
      after the  purchase  of such  shares in lieu of paying
      the  dealer  a  sales   concession   at  the  time  of
      purchase.  The  Distributor  will use the  service fee
      it  receives   from  the  Fund  on  those   shares  to
      reimburse  FASCorp for providing  personal services to
      the Class C accounts holding those shares.

      In addition,  the Manager and the Distributor may make
      substantial  payments  to dealers  or other  financial
      intermediaries  and service providers for distribution
      and/or shareholder servicing activities,  out of their
      own   resources,   including   the  profits  from  the
      advisory  fees the  Manager  receives  from the  Fund.
      Some of  these  distribution-related  payments  may be
      made  to  dealers  or  financial   intermediaries  for
      marketing,  promotional  or  related  expenses;  these
      payments are often  referred to as "revenue  sharing."
      In some  circumstances,  those types of  payments  may
      create  an   incentive   for  a  dealer  or  financial
      intermediary  or its  representatives  to recommend or
      offer  shares of the Fund or other  Oppenheimer  funds
      to its  customers.  You  should  ask  your  dealer  or
      financial  intermediary  for more  details  about  any
      such payments it receives.

Special Investor Services

ACCOUNTLINK.  You can use our  AccountLink  feature  to link your Fund  account  with an account at a U.S.  bank or other financial  institution.  It  must be an  Automated  Clearing
House (ACH) member. AccountLink lets you:
   o  transmit funds  electronically  to purchase  shares by
      telephone  (through  a  service  representative  or by
      PhoneLink)  or   automatically   under  Asset  Builder
      Plans, or
   o  have the Transfer  Agent send  redemption  proceeds or
      transmit dividends and distributions  directly to your
      bank account.  Please call the Transfer Agent for more
      information.

      You may purchase  shares by telephone  only after your
account has been established.  To purchase shares in amounts up to $250,000 through a telephone representative,  call the
Distributor at 1.800.225.5677.  The purchase payment will be debited from your bank account.

      AccountLink  privileges  should be  requested  on your
Application or your dealer's settlement  instructions if you buy your  shares  through a dealer.  After  your  account is established,  you  can  request  AccountLink  privileges  by
sending   signature-guaranteed   instructions   and   proper
documentation to the Transfer Agent.  AccountLink privileges will apply to each  shareholder  listed in the  registration on your account as well as to your dealer  representative of record unless and until the Transfer Agent receives  written
instructions   terminating  or  changing  those  privileges.
After  you  establish  AccountLink  for  your  account,  any
change  of  bank  account   information   must  be  made  by
signature-guaranteed  instructions  to  the  Transfer  Agent signed by all shareholders who own the account.

PHONELINK.   PhoneLink  is  the  OppenheimerFunds  automated
telephone  system  that  enables  shareholders  to perform a
number  of  account   transactions   automatically  using  a
touch-tone    phone.    PhoneLink    may    be    used    on
already-established   Fund  accounts   after  you  obtain  a
Personal   Identification   Number  (PIN),  by  calling  the
PhoneLink number, 1.800.225.5677.

Purchasing  Shares. You may purchase shares in amounts up to
      $100,000  by phone,  by  calling  1.800.225.5677.  You
      must have established  AccountLink  privileges to link
      your  bank  account  with  the  Fund to pay for  these
      purchases.
Exchanging  Shares.  With  the   OppenheimerFunds   Exchange
      Privilege,  described  below,  you can exchange shares
      automatically  by phone  from  your  Fund  account  to
      another  OppenheimerFunds  account  you  have  already
      established by calling the special PhoneLink number.
Selling   Shares.   You  can  redeem   shares  by  telephone
      automatically  by calling the PhoneLink number and the
      Fund  will  send  the   proceeds   directly   to  your
      AccountLink  bank  account.  Please  refer  to "How to
      Sell Shares," below for details.

CAN YOU SUBMIT  TRANSACTION  REQUESTS  BY FAX?  You may send requests for certain  types of account  transactions  to the
Transfer   Agent   by   fax   (telecopier).    Please   call
1.800.225.5677  for information about which transactions may be handled this way.  Transaction  requests submitted by fax are  subject to the same rules and  restrictions  as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS    INTERNET   WEBSITE.   You   can   obtain
information   about  the  Fund,  as  well  as  your  account
balance,  on  the  OppenheimerFunds   Internet  website,  at
www.oppenheimerfunds.com.  Additionally, shareholders listed in the account  registration  (and the dealer of record) may request  certain  account  transactions  through  a  special section of that website. To perform account  transactions or obtain account  information  online, you must first obtain a user I.D. and password on that  website.  If you do not want to have Internet  account  transaction  capability  for your account,  please call the Transfer Agent at  1.800.225.5677.
At  times,   the   website  may  be   inaccessible   or  its
transaction features may be unavailable.

AUTOMATIC  WITHDRAWAL  AND  EXCHANGE  PLANS.  The  Fund  has
several  plans that enable you to sell shares  automatically or exchange  them to another  OppenheimerFunds  account on a regular  basis.  Please call the  Transfer  Agent or consult the Statement of Additional Information for details.

REINVESTMENT  PRIVILEGE.  If you redeem  some or all of your
Class A or Class B shares of the Fund  that  were  purchased by  reinvesting  dividends  or  distributions  from  another
Oppenheimer  fund  or  by  exchanging  shares  from  another
Oppenheimer fund on which you paid a sales charge,  you have up to six months to reinvest  all or part of the  redemption proceeds in Class A shares of the Fund or other  Oppenheimer funds without paying a sales charge.  This privilege applies only to Class A  shares  that you  purchased  subject  to an initial  sales  charge  and to Class A or Class B shares  on which you paid a contingent  deferred  sales charge when you redeemed  them.  This privilege does not apply to Class C or
Class N shares.  You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT  PLANS.  You may buy  shares of the Fund for your retirement  plan  account.  If  you  participate  in a  plan
sponsored   by  your   employer,   the   plan   trustee   or
administrator  must buy the  shares  for your plan  account.
The   Distributor   also   offers  a  number  of   different
retirement plans that individuals and employers can use:
Individual   Retirement   Accounts  (IRAs).   These  include
      regular  IRAs,  Roth IRAs,  SIMPLE  IRAs and  rollover
      IRAs.
SEP-IRAs.  These are Simplified  Employee  Pension Plan IRAs
      for   small   business    owners   or    self-employed
      individuals.
403(b)(7)  Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt  organizations,  such
      as schools, hospitals and charitable organizations.
401(k)  Plans.   These  are  special  retirement  plans  for
      businesses.
Pension and  Profit-Sharing  Plans. These plans are designed for businesses and self-employed individuals.

      Please  call  the  Distributor  for   OppenheimerFunds
retirement plan documents,  which include  applications  and important plan information.

How to Sell Shares

You can  sell  (redeem)  some or all of your  shares  on any regular  business  day. Your shares will be sold at the next net asset value  calculated  after your order is received in proper  form  (which  means  that it must  comply  with  the procedures  described below) and is accepted by the Transfer
Agent.  The Fund  lets you sell  your  shares  by  writing a
letter,   by  wire,   by  using  the   Fund's   checkwriting
privilege,  or by  telephone.  You can also set up Automatic
Withdrawal  Plans to redeem  shares on a regular  basis.  If you  have  questions  about  any of  these  procedures,  and
especially  if  you  are  redeeming   shares  in  a  special
situation,  such as due to the  death of the owner or from a retirement  plan  account,  please call the  Transfer  Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature  Guarantee.  To protect you and the Fund from fraud, the following  redemption
      requests  must  be  in  writing  and  must  include  a
      signature  guarantee  (although  there  may  be  other
      situations that also require a signature guarantee):
   o  You wish to redeem  more than  $100,000  and receive a
      check.
   o  The   redemption   check   is  not   payable   to  all
      shareholders listed on the account statement.
   o  The  redemption  check is not sent to the  address  of
      record on your account statement.
   o  Shares are being  transferred to a Fund account with a
      different owner or name.
   o  Shares  are  being  redeemed  by  someone  (such as an
      Executor) other than the owners.
Where Can You Have Your Signature  Guaranteed?  The Transfer
      Agent will accept a guarantee  of your  signature by a
      number of financial institutions, including:
o     a U.S. bank,  trust  company,  credit union or savings
      association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S.  registered  dealer or  broker  in  securities,
      municipal securities or government securities, or
o     a U.S.  national  securities  exchange,  a  registered
      securities association or a clearing agency.

      If  you  are  signing  on  behalf  of  a  corporation,
partnership  or other  business or as a fiduciary,  you must also include your title in the signature.
Retirement  Plan Accounts.  There are special  procedures to sell  shares in an  OppenheimerFunds  retirement  plan
      account.  Call the Transfer  Agent for a  distribution
      request   form.   Special   income   tax   withholding
      requirements  apply to  distributions  from retirement
      plans.  You must submit a  withholding  form with your
      redemption  request  to avoid  delay in  getting  your
      money  and if you do not  want tax  withheld.  If your
      employer  holds your  retirement  plan account for you
      in the  name  of the  plan,  you  must  ask  the  plan
      trustee or  administrator  to request  the sale of the
      Fund shares in your plan account.
Sending   Redemption   Proceeds  by  Wire.  While  the  Fund
      normally  sends your money by check,  you can  arrange
      to have  the  proceeds  of  shares  you  sell  sent by
      Federal  Funds wire to a bank  account you  designate.
      It must be a  commercial  bank that is a member of the
      Federal  Reserve wire system.  The minimum  redemption
      you can have  sent by wire is  $2,500.  There is a $10
      fee for each  request.  To find out how to set up this
      feature on your  account  or to  arrange a wire,  call
      the Transfer Agent at 1.800.225.5677.

Checkwriting.  To write checks  against  your Fund  account, request  that  privilege  on your  account  application,  or contact the Transfer  Agent for signature  cards.  They must be signed (with a signature  guarantee) by all owners of the account and  returned to the  Transfer  Agent so that checks can be sent to you to use.  Shareholders with joint accounts can elect in writing to have checks paid over the  signature of one owner.  If you previously  signed a signature card to establish  checkwriting in another  Oppenheimer fund, simply call  1.800.225.5677 to request  checkwriting for an account in  this  Fund  with  the  same  registration  as the  other account.

o     Checks  can be written  to the order of  whomever  you
      wish,  but may not be  cashed  at the bank the  checks
      are payable through or the Fund's custodian bank.
o     Checkwriting   privileges   are  not   available   for
      accounts   holding   shares  that  are  subject  to  a
      contingent deferred sales charge.
o     Checks  must be  written  for at  least  $500.  Checks
      written  below the stated amount on the check will not
      be  accepted.  However,  if you have  existing  checks
      indicating a $100 minimum,  you may still use them for
      amounts of $100 or more.
o     Checks  cannot  be paid if they are  written  for more
      than your account value. Remember,  your account value
      fluctuates  in value and you  should not write a check
      close to the total account value.
o     You may not write a check that would  require the Fund
      to  redeem  shares  that  were  purchased  by check or
      Asset Builder Plan payments within the prior 10 days.
o     Don't  use  your  checks  if  you  changed  your  Fund
      account number, until you receive new checks.

HOW  DO  you  SELL  SHARES  BY  MAIL?   Write  a  letter  of
instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The  signatures of all  registered  owners  exactly as
      the account is registered, and
   o  Any special documents  requested by the Transfer Agent
      to assure  proper  authorization  of the person asking
      to sell the shares.

Use the following  address for Requests by Send   courier   or   express   mail
mail:                                      requests to:
OppenheimerFunds Services                  OppenheimerFunds Services
P.O. Box 5270                              10200 E. Girard Avenue, Building D
Denver, Colorado 80217                     Denver, Colorado 80231

HOW DO you SELL  SHARES BY  TELEPHONE?  You and your  dealer representative  of  record  may also  sell  your  shares  by telephone.  To receive the redemption  price calculated on a particular  regular business day, your call must be received by the  Transfer  Agent by the  close of the  Exchange  that day,  which is  normally  4:00  P.M.,  but may be earlier on
some   days.   You  may  not  redeem   shares   held  in  an
OppenheimerFunds  retirement  plan  account or under a share certificate by telephone.
   o  To redeem shares through a service  representative  or
      automatically on PhoneLink, call 1.800.225.5677.

      Whichever  method  you use,  you may have a check sent
to the  address on the  account  statement,  or, if you have
linked   your  Fund   account   to  your  bank   account  on
AccountLink,  you may have the  proceeds  sent to that  bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone  Redemptions  Paid by Check. Up to $100,000 may be
      redeemed by telephone  in any  seven-day  period.  The
      check  must be  payable to all owners of record of the
      shares and must be sent to the  address on the account
      statement.  This  service is not  available  within 30
      days of changing the address on an account.
Telephone  Redemptions Through AccountLink or by Wire. There
      are no dollar limits on telephone  redemption proceeds
      sent to a bank account  designated  when you establish
      AccountLink.  Normally  the ACH  transfer to your bank
      is   initiated   on  the   business   day   after  the
      redemption.  You  do  not  receive  dividends  on  the
      proceeds  of the  shares you  redeemed  while they are
      waiting to be transferred.

      If you have  requested  Federal Funds wire  privileges
      for your account,  the wire of the redemption proceeds
      will  normally  be   transmitted   on  the  next  bank
      business day after the shares are  redeemed.  There is
      a  possibility  that  the wire  may be  delayed  up to
      seven  days to enable the Fund to sell  securities  to
      pay the redemption proceeds.  No dividends are accrued
      or paid on the  proceeds  of  shares  that  have  been
      redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES  THROUGH  YOUR DEALER?  The  Distributor
has  made   arrangements  to  repurchase  Fund  shares  from
dealers  and  brokers  on  behalf  of  their  customers.   A
broker/dealer  may charge for that  service.  If your shares are held in the name of your  dealer,  you must  redeem them through your dealer.

how contingent  deferred  sales charges affect  redemptions.
If you purchase  shares subject to a Class A, Class B, Class
C or Class N  contingent  deferred  sales  charge and redeem any of those shares  during the  applicable  holding  period for the  class of  shares,  the  contingent  deferred  sales charge  will  be  deducted  from  the  redemption  proceeds,
(unless you are  eligible  for a waiver of that sales charge based  on  the  categories  listed  in  Appendix  C  to  the
Statement  of  Additional  Information  and you  advise  the
Transfer Agent of your  eligibility  for the waiver when you place your redemption request).

      A  contingent  deferred  sales charge will be based on
the lesser of the net asset value of the redeemed  shares at the time of  redemption  or the original net asset value.  A contingent deferred sales charge is not imposed on:
   o  the amount of your  account  value  represented  by an
      increase in net asset value over the initial  purchase
      price,
   o  shares  purchased by the  reinvestment of dividends or
      capital gains distributions, or
   o  shares   redeemed   in   the   special   circumstances
      described   in   Appendix  C  to  the   Statement   of
      Additional Information.

      To  determine  whether  a  contingent  deferred  sales
charge  applies to a redemption,  the Fund redeems shares in the following order:
   1. shares  acquired  by  reinvestment  of  dividends  and
      capital gains distributions,
   2. shares  held for the holding  period  that  applies to
      the class, and
   3. shares held the longest during the holding period.

      Contingent  deferred  sales  charges  are not  charged
when you  exchange  shares  of the Fund for  shares of other
Oppenheimer funds.  However, if you exchange them within the applicable  contingent deferred sales charge holding period, the holding  period will carry over to the fund whose shares you acquire.  Similarly,  if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer  fund that are still subject to a contingent  deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

To exchange shares, you must meet several conditions:
   o  Shares  of the  fund  selected  for  exchange  must be
      available for sale in your state of residence.
   o  The   prospectuses   of  both  funds  must  offer  the
      exchange privilege.
   o  You must hold the  shares  you buy when you  establish
      your  account  for at least  seven days before you can
      exchange  them.  After the account is open seven days,
      you can exchange shares every regular business day.
   o  You must meet the minimum  purchase  requirements  for
      the fund whose shares you purchase by exchange.
   o  Before  exchanging  into a fund,  you must  obtain and
      read its prospectus.

      Shares  of a  particular  class  of  the  Fund  may be
exchanged  only for  shares  of the same  class in the other
Oppenheimer  funds.  For example,  you can exchange  Class A shares  of this  Fund  only for  Class A shares  of  another fund.  In  some  cases,  sales  charges  may be  imposed  on exchange transactions.

      You may pay a sales charge when you  exchange  Class A
shares  of this  Fund.  Because  Class A shares of this Fund are sold without sales  charge,  in some cases you may pay a sales charge when you  exchange  Class A shares of this Fund for shares of other  Oppenheimer funds that are sold subject to a sales charge.  You will not pay a sales charge when you exchange  shares  of  this  Fund  purchased  by  reinvesting dividends or distributions  from other Oppenheimer funds, or shares of this Fund  purchased  by  exchange  of shares,  on which you paid a sales charge.

      For tax purposes,  exchanges of shares  involve a sale
of the  shares  of the  fund you own and a  purchase  of the shares of the  other  fund,  which  may  result in a capital gain or loss. Since shares of this Fund normally  maintain a
$1.00 net asset value,  in most cases you should not realize a  capital  gain or loss  when  you  sell or  exchange  your shares.  Please  refer to "How to  Exchange  Shares"  in the
Statement of Additional Information for more details.

      You can  find a list of  Oppenheimer  funds  currently
available  for  exchanges  in the  Statement  of  Additional
Information   or   obtain   one   by   calling   a   service
representative at 1.800.225.5677.  That list can change from time to time.

HOW  DO  you  SUBMIT  EXCHANGE  REQUESTS?  Exchanges  may be
requested in writing or by telephone:
Written  Exchange  Requests.   Submit  an   OppenheimerFunds
      Exchange  Request  form,  signed by all  owners of the
      account.  Send it to the Transfer Agent at the address
      on the back  cover.  Exchanges  of shares  held  under
      certificates  cannot be processed  unless the Transfer
      Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone  exchange requests
      may   be   made    either   by   calling   a   service
      representative,  or by using  PhoneLink  for automated
      exchanges   by   calling   1.800.225.5677.   Telephone
      exchanges  may be made only between  accounts that are
      registered  with the same name(s) and address.  Shares
      held  under  certificates  may  not  be  exchanged  by
      telephone.

ARE  THERE  LIMITATIONS  ON  EXCHANGES?  There  are  certain exchange policies you should be aware of:
o     Shares are redeemed from one fund and are normally
      purchased from the other fund in the same transaction
      on the same regular business day on which the
      Transfer Agent or its agent (such as a financial
      intermediary holding the investor's shares in an
      omnibus account) receives an exchange request that
      conforms to the policies described above.  It must be
      received by the close of The New York Stock Exchange
      that day, which is normally 4:00 P.M. but may be
      earlier on some days. The Transfer Agent may delay
      the reinvestment of the proceeds of an exchange up to
      seven days if it determines in its discretion that an
      earlier transmittal of the redemption proceeds to the
      receiving fund would be detrimental to the Fund from
      which the exchange is made or to the receiving fund.

o     The  interests  of the  Fund's  shareholders  and  the
      Fund's  ability  to  manage  its  investments  may  be
      adversely  affected  when its  shares  are  repeatedly
      exchanged  over the  short  term.  When  large  dollar
      amounts are  involved,  the Fund's  implementation  of
      its investment  strategies may be negatively  affected
      or the Fund  might  have to raise or retain  more cash
      than the portfolio  manager would normally retain,  to
      meet  unanticipated  redemptions.   Frequent  exchange
      activity  also may  force  the Fund to sell  portfolio
      securities at disadvantageous  times to raise the cash
      needed  to  meet  those   exchange   requests.   These
      factors  might hurt the Fund's  performance.  When the
      Transfer  Agent in its  discretion  believes  frequent
      trading  activity  by any  person,  group  or  account
      would have a disruptive  effect on the Fund's  ability
      to manage its  investments,  the Fund and the Transfer
      Agent may  reject  purchase  orders  and/or  exchanges
      into the Fund.  The  history of  exchange  activity in
      all accounts  known by the Transfer  Agent to be under
      common  ownership  or control  within the  Oppenheimer
      funds  complex  may  be  considered  by  the  Transfer
      Agent,   with  respect  to  the  review  of  exchanges
      involving  this Fund as part of the  Transfer  Agent's
      procedures  to  detect  and deter  excessive  exchange
      activity.  The  Transfer  Agent may  permit  exchanges
      that it believes in the  exercise of its  judgment are
      not  disruptive.  The Transfer Agent might not be able
      to detect frequent exchange activity  conducted by the
      underlying  owners of shares held in omnibus accounts,
      and  therefore   might  not  be  able  to  effectively
      prevent   frequent    exchange   activity   in   those
      accounts.  There is no  guarantee  that  the  Transfer
      Agent's  controls and procedures will be successful to
      identify  investors  who engage in  excessive  trading
      activity or to curtail that activity.

      As  stated   above,   the  Fund  permits   dealers  or
      financial  intermediaries  to submit exchange requests
      on behalf of their customers  (unless the customer has
      revoked   that    authority).    The   Manager,    the
      Distributor  and/or the Transfer Agent have agreements
      with  a   limited   number   of   broker-dealers   and
      investment   advisers   permitting   them  to   submit
      exchange  orders in bulk on  behalf of their  clients,
      provided that those  broker-dealers  or advisers agree
      to restrictions on their exchange  activity (which are
      more  stringent  than the  restrictions  that apply to
      other   shareholders).   Those  restrictions   include
      limitations on the funds available for exchanges,  the
      requirement  to give  advance  notice of  exchanges to
      the  Transfer  Agent,  and  limits  on the  amount  of
      client  assets that may be  invested  in a  particular
      fund.  The Fund and its  Transfer  Agent may  restrict
      or  refuse  bulk  exchange  requests  submitted  by  a
      financial  intermediary on behalf of a large number of
      accounts   (including  pursuant  to  the  arrangements
      described  above) if, in the Transfer Agent's judgment
      exercised in its discretion,  those exchanges would be
      disruptive to either fund in the exchange transaction.
   o  The Fund may amend,  suspend or terminate the exchange
      privilege  at  any  time.  The  Fund  may  refuse  any
      exchange  order  and is  currently  not  obligated  to
      provide notice before rejecting an exchange order.
   o  If the Transfer  Agent cannot  exchange all the shares
      you  request  because of a  restriction  cited  above,
      only  the  shares   eligible  for  exchange   will  be
      exchanged.

Shareholder Account Rules and Policies

More  information  about the Fund's  policies and procedures for buying,  selling,  and exchanging shares is contained in the Statement of Additional Information.

A $12 annual "Minimum Balance Fee" is assessed on each Fund
      account with a value of less than $500. The fee is
      automatically deducted from each applicable Fund
      account annually on or about the second to last
      "regular business day" of September.  See the
      Statement of Additional Information (shareholders may
      also visit the OppenheimerFunds website) to learn how
      you can avoid this fee and for circumstances under
      which this fee will not be assessed.
The  offering of shares may be  suspended  during any period in  which  the  determination  of net  asset  value is
      suspended,  and the  offering  may be suspended by the
      Board of  Trustees  at any time the Board  believes it
      is in the Fund's best interest to do so.
Telephone transaction privileges for purchases,  redemptions or exchanges may be modified,  suspended or terminated
      by the Fund at any  time.  The Fund will  provide  you
      notice  whenever it is required to do so by applicable
      law. If an account  has more than one owner,  the Fund
      and the  Transfer  Agent may rely on the  instructions
      of any one owner.  Telephone  privileges apply to each
      owner of the account and the dealer  representative of
      record  for the  account  unless  the  Transfer  Agent
      receives  cancellation  instructions  from an owner of
      the account.
The  Transfer  Agent  will  record  any  telephone  calls to verify data  concerning  transactions  and has adopted
      other    procedures   to   confirm   that    telephone
      instructions  are  genuine,  by  requiring  callers to
      provide tax  identification  numbers and other account
      data  or  by  using  PINs,  and  by  confirming   such
      transactions  in writing.  The Transfer  Agent and the
      Fund  will  not  be  liable  for  losses  or  expenses
      arising  out  of  telephone  instructions   reasonably
      believed to be genuine.
Redemption  or transfer  requests  will not be honored until the Transfer Agent receives all required  documents in
      proper form.  From time to time, the Transfer Agent in
      its discretion  may waive certain of the  requirements
      for redemptions stated in this Prospectus.
Dealers that perform account  transactions for their clients by  participating  in NETWORKING  through the National
      Securities  Clearing  Corporation  are responsible for
      obtaining  their clients'  permission to perform those
      transactions,  and are  responsible  to their  clients
      who  are  shareholders  of  the  Fund  if  the  dealer
      performs any transaction erroneously or improperly.
Payment for redeemed  shares  ordinarily is made in cash. It is  forwarded  by check or through  AccountLink  or by
      Federal  Funds wire (as  elected  by the  shareholder)
      within  seven days after the Transfer  Agent  receives
      redemption   instructions  in  proper  form.  However,
      under   unusual   circumstances   determined   by  the
      Securities  and  Exchange  Commission,  payment may be
      delayed or suspended.  For accounts  registered in the
      name of a  broker-dealer,  payment  will  normally  be
      forwarded    within   three    business   days   after
      redemption.
The  Transfer  Agent  may  delay   processing  any  type  of
      redemption  payment  as  described  under "How to Sell
      Shares" for recently  purchased shares, but only until
      the purchase  payment has  cleared.  That delay may be
      as much as 10 days  from  the  date  the  shares  were
      purchased.  That delay may be avoided if you  purchase
      shares by Federal  Funds wire or certified  check,  or
      arrange  with  your  bank  to  provide   telephone  or
      written  assurance  to the  Transfer  Agent  that your
      purchase payment has cleared.
Involuntary  Redemptions  of Small  Accounts  may be made by the Fund if the account  value has fallen  below $200.
      In some cases,  involuntary redemptions may be made to
      repay   the    Distributor   for   losses   from   the
      cancellation of share purchase orders.
Shares   may   be   "redeemed   in   kind"   under   unusual
      circumstances  (such  as a lack  of  liquidity  in the
      Fund's  portfolio  to meet  redemptions).  This  means
      that the redemption  proceeds will be paid with liquid
      securities from the Fund's portfolio.
Federal  regulations  may  require  the Fund to obtain  your name, your date of birth (for a natural person),  your
      residential  street  address  or  principal  place  of
      business  and your Social  Security  number,  Employer
      Identification   Number  or  other  government  issued
      identification  when you open an  account.  Additional
      information  may be required in certain  circumstances
      or  to  open  corporate  accounts.  The  Fund  or  the
      Transfer Agent may use this  information to attempt to
      verify  your  identity.  The  Fund  may not be able to
      establish an account if the necessary  information  is
      not  received.  The  Fund  may also  place  limits  on
      account  transactions  while it is in the  process  of
      attempting to verify your identity.  Additionally,  if
      the Fund is unable to verify your identity  after your
      account is  established,  the Fund may be  required to
      redeem your shares and close your account.
"Backup  withholding"  of federal  income tax may be applied
      against   taxable    dividends,    distributions   and
      redemption proceeds (including  exchanges) if you fail
      to furnish  the Fund your  correct,  certified  Social
      Security  or Employer  Identification  Number when you
      sign your  application,  or if you  under-report  your
      income to the Internal Revenue Service.
To  avoid   sending   duplicate   copies  of   materials  to
      households,  the Fund  will mail only one copy of each
      prospectus,  annual and semi-annual  report and annual
      notice of the Fund's  privacy  policy to  shareholders
      having  the same last name and  address  on the Fund's
      records.  The consolidation of these mailings,  called
      householding,   benefits  the  Fund  through   reduced
      mailing expense.

      If you  want  to  receive  multiple  copies  of  these
      materials,   you  may  call  the  Transfer   Agent  at
      1.800.225.5677.  You  may  also  notify  the  Transfer
      Agent in writing.  Individual  copies of prospectuses,
      reports  and  privacy  notices  will  be  sent  to you
      commencing  within 30 days  after the  Transfer  Agent
      receives your request to stop householding.

Dividends and Taxes

DIVIDENDS.  The Fund intends to declare  dividends  from net investment  income  each  regular  business  day  and to pay those dividends to  shareholders  monthly on a date selected by the Board of  Trustees.  To maintain a net asset value of
$1.00 per share,  the Fund might withhold  dividends or make distributions from capital or capital gains.

      The Fund  intends to be as fully  invested as possible
to maximize  its yield.  Therefore,  newly-purchased  shares
normally   will   begin  to  accrue   dividends   after  the
Distributor  accepts your  purchase  order,  starting on the business  day after the Fund  receives  Federal  Funds  from your purchase payment.

CAPITAL  GAINS.  The Fund normally  holds its  securities to maturity and therefore  will not usually pay capital  gains.
Although  the Fund  does not seek  capital  gains,  it could realize  capital gains on the sale of portfolio  securities.
If it  does,  it may  make  distributions  out  of  any  net short-term  or long-term  capital  gains in December of each year.  The  Fund  may  make  supplemental  distributions  of dividends and capital gains  following the end of its fiscal year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING  DISTRIBUTIONS?  When
you open your account,  specify on your  application how you want to receive your dividends and  distributions.  You have four options:

Reinvest  All  Distributions  in the Fund.  You can elect to
      reinvest    all    dividends    and   capital    gains
      distributions in additional shares of the Fund.
Reinvest  Dividends  or  Capital  Gains.  You can  elect  to reinvest  some  distributions  (dividends,  short-term
      capital    gains   or    long-term    capital    gains
      distributions)  in the Fund while  receiving the other
      types of  distributions  by check or having  them sent
      to your bank account through AccountLink.
Receive All  Distributions in Cash. You can elect to receive
      a  check  for  all   dividends   and   capital   gains
      distributions  or have them sent to your bank  through
      AccountLink.
 Reinvest  Your  Distributions  in Another  OppenheimerFunds
      Account.  You can  reinvest all  distributions  in the
      same  class  of  shares  of  another  OppenheimerFunds
      account you have established.

TAXES.  If  your  shares  are  not  held  in a  tax-deferred retirement  account,  you  should be aware of the  following tax  implications of investing in the Fund. The Fund expects that its  distributions  will consist  primarily of ordinary income,  which is subject  to federal  income tax and may be subject  to state or local  taxes.  Dividends  paid from net investment  income and short-term  capital gains are taxable as ordinary income.  Long-term  capital gains are taxable as long-term  capital gains when  distributed to  shareholders, and may be taxable at different  rates depending on how long the Fund  holds the  asset.  It does not matter how long you
have  held  your   shares.   Whether   you   reinvest   your
distributions  in  additional  shares  or take them in cash, the tax treatment is the same.

      Every  year  the  Fund  will  send  you  and the IRS a
statement  showing  the amount of any  taxable  distribution you received in the previous  year.  Any  long-term  capital gains will be separately  identified in the tax  information the Fund sends you after the end of the calendar year.

      The Fund  intends each year to qualify as a "regulated
investment  company"  under the Internal  Revenue Code,  but reserves  the right not  qualify.  It  qualified  during its last  fiscal  year.  The  Fund,  as a  regulated  investment company,  will not be subject of Federal income taxes on any of its income,  provided that it satisfies  certain  income, diversification and distribution requirements.

      Because the Fund seeks to maintain a stable  $1.00 per
share net asset value,  it is unlikely  that you will have a capital gain or loss when you sell or exchange  your shares.
A capital gain or loss is the  difference  between the price you paid for the shares and the price you received  when you sold them. Any capital gain is subject to capital gains tax.

      In certain cases,  distributions  made by the Fund may
be   considered   a   non-taxable   return  of   capital  to
shareholders.  If that  occurs,  it will  be  identified  in notices to shareholders.

      This  information is only a summary of certain federal
income tax  information  about your  investment.  You should consult  with  your  tax  advisor  about  the  effect  of an investment in the Fund on your particular tax situation.

Financial Highlights

The  Financial  Highlights  Table is  presented  to help you understand  the Fund's  financial  performance  for the past five fiscal years.  Certain  information  reflects financial results for a single Fund  share.  The total  returns in the table  represent the rate that an investor would have earned
(or   lost)  on  an   investment   in  the  Fund   (assuming
reinvestment  of  all  dividends  and  distributions).  This information  has been  audited by Deloitte & Touche LLP, the
Fund's independent  registered public accounting firm, whose report,  along  with the  Fund's  financial  statements,  is included in the Statement of Additional  Information,  which is available on request.
FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

CLASS A      YEAR ENDED JULY 31,                          2004            2003             2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                 $    1.00       $    1.00        $    1.00        $    1.00        $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1           .01              .01              .05              .05
Net realized gain                                           -- 1            --1              -- 1             --               --
                                                     ------------------------------------------------------------------------------
Total from investment operations                            -- 1           .01              .01              .05              .05
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1          (.01)            (.01)            (.05)            (.05)
Distributions from net realized gain                        --              -- 1             -- 1             --               --
                                                     ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             -- 1          (.01)            (.01)            (.05)            (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    1.00       $    1.00        $    1.00        $    1.00        $    1.00
                                                     ==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.17%           0.54%            1.31%            4.84%            5.10%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 385,393       $ 465,843        $ 439,893        $ 395,898        $ 317,198
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 405,288       $ 451,634        $ 405,285        $ 351,490        $ 312,440
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                                     0.17%           0.53%            1.30%            4.67%            5.00%
Total expenses                                            1.22%           1.16%            1.17%            1.15%            1.06%
Expenses after payments and waivers
and reduction to custodian expenses                       0.99%           1.00%            1.16%             N/A 4            N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 18 | OPPENHEIMER CASH RESERVES

CLASS B         YEAR ENDED JULY 31,                       2004            2003            2002             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00       $    1.00        $    1.00        $    1.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1            -- 1           .01              .04              .04
Net realized gain                                           -- 1            -- 1            -- 1             --               --
                                                     -----------------------------------------------------------------------------
Total from investment operations                            -- 1            -- 1           .01              .04              .04
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1            -- 1          (.01)            (.04)            (.04)
Distributions from net realized gain                        --              -- 1            -- 1             --               --
                                                     -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             -- 1            -- 1          (.01)            (.04)            (.04)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                       $    1.00       $    1.00       $    1.00        $    1.00        $    1.00
                                                     =============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.11%           0.27%           0.76%            4.25%            4.52%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 219,061       $ 316,750       $ 417,768        $ 239,201        $ 172,345
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 247,836       $ 385,078       $ 288,676        $ 208,775        $ 225,824
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.10%           0.27%           0.75%            4.07%            4.40%
Total expenses                                            1.34%           1.37%           1.71%            1.70%            1.61%
Expenses after payments and waivers
and reduction to custodian expenses                       1.04%           1.27%           1.70%             N/A 4            N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 19 | OPPENHEIMER CASH RESERVES FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

CLASS C         YEAR ENDED JULY 31,                       2004            2003            2002             2001           2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    1.00       $    1.00       $    1.00        $    1.00       $    1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       -- 1            -- 1           .01              .04             .04
Net realized gain                                           -- 1            -- 1            -- 1             --              --
                                                     ----------------------------------------------------------------------------
Total from investment operations                            -- 1            -- 1           .01              .04             .04
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        -- 1            -- 1          (.01)            (.04)           (.04)
Distributions from net realized gain                        --              -- 1            -- 1             --              --
                                                     ----------------------------------------------------------------------------

Total dividends and/or distributions
to shareholders                                             -- 1            -- 1          (.01)            (.04)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    1.00       $    1.00       $    1.00        $    1.00       $    1.00
                                                     ============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 2                                            0.10%           0.25%           0.76%            4.26%           4.52%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 109,083       $ 106,650       $ 123,120        $  85,076       $  49,382
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  97,058       $ 113,569       $  85,893        $  68,741       $  59,556
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     0.10%           0.24%           0.80%            4.07%           4.44%
Total expenses                                            1.39%           1.41%           1.71%            1.70%           1.61%
Expenses after payments and waivers
and reduction to custodian expenses                       1.05%           1.28%           1.70%             N/A 4           N/A 4
1. Less than $0.005 per share. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 20 | OPPENHEIMER CASH RESERVES

CLASS N         YEAR ENDED JULY 31,                             2004             2003             2002              2001 1
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     1.00       $     1.00       $     1.00        $     1.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             -- 2             -- 2            .01               .01
Net realized gain                                                 -- 2             -- 2             -- 2              --
                                                          ----------------------------------------------------------------
Total from investment operations                                  -- 2             -- 2            .01               .01
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              -- 2             -- 2           (.01)             (.01)
Distributions from net realized gain                              --               -- 2             -- 2              --
                                                          ----------------------------------------------------------------
Total dividends and/or distributions to shareholders              -- 2             -- 2           (.01)             (.01)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     1.00       $     1.00       $     1.00        $     1.00
                                                          ================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                                  0.10%            0.43%            1.08%             1.49%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $   57,309       $   52,350       $   42,761        $    4,275
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $   55,961       $   49,145       $   21,014        $      737
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                           0.10%            0.41%            0.68%             3.03%
Total expenses                                                  1.39%            1.24%            1.47%             1.19%
Expenses after payments and waivers
and reduction to custodian expenses                             1.06%            1.11%            1.46%              N/A 5
1. For the period from March 1, 2001 (inception of offering) to July 31, 2001. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Cash Reserves
The  following  additional  information  about  the  Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION.  This document includes
additional   information   about   the   Fund's   investment
policies,  risks,  and  operations.  It is  incorporated  by reference  into this  Prospectus  (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL  REPORTS.   Additional  information
about the Fund's  investments  and  performance is available
in  the   Fund's   Annual   and   Semi-Annual   Reports   to
shareholders.  The Annual  Report  includes a discussion  of
market    conditions   and   investment    strategies   that
significantly  affected  the Fund's  performance  during its last fiscal year.

How to Get More Information
You can request the  Statement  of  Additional  Information, the Annual and Semi-Annual  Reports,  the notice  explaining the Fund's  privacy policy and other  information  about the
Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              download documents on the OppenheimerFunds
                              website:
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information  about  the  Fund  including  the  Statement  of
Additional  Information  can be  reviewed  and copied at the
SEC's Public Reference Room in Washington,  D.C. Information
on  the  operation  of  the  Public  Reference  Room  may be obtained by calling the SEC at  1.202.942.8090.  Reports and other  information about the Fund are available on the EDGAR database  on the  SEC's  Internet  website  at  www.sec.gov.
                                                -----------
Copies may be obtained  after payment of a  duplicating  fee
by   electronic   request  at  the  SEC's  e-mail   address:
publicinfo@sec.gov   or  by  writing  to  the  SEC's  Public
Reference Section, Washington, D.C. 20549-0102.

No one has been  authorized  to provide  any  information
about the Fund or to make any  representations  about the
Fund other  than what is  contained  in this  Prospectus.
This  Prospectus  is not an offer to sell  shares  of the
Fund,  nor a  solicitation  of an offer to buy  shares of
the   Fund,   to  any   person  in  any  state  or  other
jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-5582                     The
Fund's shares are distributed by:
PR0760.001.0904                     [logo]  OppenheimerFunds
Distributor, Inc.
Printed on recycled paper.

               APPENDIX TO THE PROSPECTUS OF
                 OPPENHEIMER CASH RESERVES

      Graphic    material    included   in   Prospectus   of
Oppenheimer  Cash  Reserves  (the "Fund") under the heading:
"Annual Total Returns (as of 12/31 each year)."

      A bar chart will be included in the  Prospectus of the
Fund  depicting the annual total  returns of a  hypothetical investment  in  Class A  shares  of the Fund for each of the ten most  recent  calendar  years.  Set forth  below are the relevant data points that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:                    Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/94                                 3.22%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/95                                 4.84%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/96                                 4.51%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/97                                 4.48%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 4.57%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 4.40%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 5.51%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 3.29%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                 0.82%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 0.28%
--------------------------------------------------------------------------------